UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06312

The Lazard Funds, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices)        (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/18

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds Semi-Annual Report

June 30, 2018

Alternatives Funds

Lazard Enhanced Opportunities Portfolio

Lazard Fundamental Long/Short Portfolio

PRIVACY NOTICE

WHAT DOES LAZARD DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. U.S. federal law gives our clients the right to limit some but not all sharing. U.S. federal and other applicable law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing advisory services to you. The legal basis for our collection of your personal information is our contract with you and our legitimate business interest to provide contractual services to you. The collection of this information is necessary for us to be able to provide advisory services to you and the failure to provide such information will result in our inability to provide our services. This information includes your social security number (for U.S. persons) and may include other information such as your:

●	Assets and income;

●	Investment experience;

●	Transaction history;

●	Credit history; and

●	Wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example, when you give us your contact information, enter into an investment advisory contract with us, buy securities (i.e., interests in a fund) from us, direct us to buy or sell securities for your account, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates1 or other non-affiliated companies (such as credit bureaus).

How we use this information. All financial companies need to share customers’ personal information to run their everyday business and we use the personal information we collect from you for our everyday business purposes. These purposes may include for example:

●	To provide advisory services to you;

●	To open an account for you;

●	To process a transaction for your account;

●	To market products and services to you; and/or

●	To respond to court orders and legal investigations.

If you are an investor located within a European Union country, please note that personal information may be collected, shared and/or stored outside of the European Union.

[1]	Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker, counterparty, fund administrator or third party service provider that aggregates data in a central repository for access by a broker, counterparty or fund administrator to provide its services. We may also disclose such information to service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you. We require third party service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. These sharing practices are consistent with applicable privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the U.S. federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with non-affiliates for them to market to you). We may also share your personal information with non-affiliates (such as a government agency or regulatory authority) as required by applicable law.

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

How long we keep your personal information. We retain your personal information for the duration of your advisory relationship with us and for a period of time thereafter as required by applicable law.

Your rights with respect to this information. If you are an investor located within a European Union country, you have the following rights with respect to your personal information:

●	The right to request and obtain a copy of your personal information that we maintain;

●	The right to correct your personal information that we maintain;

●	The right to request the erasure of your personal information from our systems, subject to applicable recordkeeping requirements applicable to us; and

●	The right to lodge a complaint with a supervisory authority.

Who is providing this Privacy Notice. This Privacy Notice relates to the following entities:

●	Lazard Asset Management LLC

●	Lazard Asset Management (Canada), Inc.[2]

●	Lazard Asset Management Securities LLC

Who to contact with questions. If you have any questions about this Privacy Notice, please call (800) 823-6300 or visit our website at http://www.lazardassetmanagement.com.

[2]	Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
5	Performance Overviews
7	Information About Your Portfolio’s Expenses
8	Portfolio Holdings Presented by Sector
9	Portfolios of Investments
9	Lazard Enhanced Opportunities Portfolio
16	Lazard Fundamental Long/Short Portfolio
19	Notes to Portfolios of Investments
21	Statements of Assets and Liabilities
22	Statements of Operations
23	Statements of Changes in Net Assets
24	Financial Highlights
26	Notes to Financial Statements
39	Board of Directors and Officers Information
42	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

Global equity and debt markets were mixed in the first half of 2018. While US markets gained, most other developed markets pulled back. In June, the Federal Reserve (Fed) raised interest rates for the seventh time since the global financial crisis, which contributed to broad-based US dollar strength and put pressure on emerging markets assets.

In February, the S&P 500® Index recorded its first 10% correction in two years. US equity markets, however, bounced back to end the first half in positive territory, thanks to strong corporate earnings growth and economic data. Fourth quarter 2017 and first quarter 2018 annualized US GDP growth exceeded expectations and the US unemployment rate reached an 18-year low in the second quarter. Accelerating inflation helped lift long-term interest rates, with the 10-year US Treasury yield rising above 3% in April for the first time in more than four years.

Political uncertainty has risen in Europe, but our Europe-based teams believe that the euro zone economy appears strong enough to withstand this turbulence. Italy has been the chief source of political concerns, but the populist coalition government has stepped back from some of its controversial proposals and softened its anti-euro rhetoric. Overall, European equity markets declined during the first six months of 2018, giving back some of their 2017 gains.

Emerging markets equity and debt were more volatile during the first half of 2018 and were weighed down by escalating US-China trade tensions, a stronger US dollar, and new, more severe US sanctions on Russia. However, emerging markets equity fundamentals remain strong, with stable-to-higher earnings growth estimates for 2018 and 2019 (as of June). A streak of weakness in emerging markets debt from February through June also appears to have created some attractive valuation opportunities in the asset class.

We remain focused on fundamental stock selection and will continue to seek to identify value opportunities for our Portfolios. We appreciate your confidence in Lazard and feel privileged that you have turned to us for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

Alternatives

The year started out strong for global markets. Equity indices rose to record highs in January, interest rates rose broadly, and the CBOE Volatility® Index fell to about 10. These gains were short-lived, however, as volatility returned later in the first quarter, and peaked in early February, accompanied by a correction of nearly 12% peak-to-trough in the S&P 500 Index. US equity markets rebounded from technical support levels (near the 200-day moving average), but volatility remained elevated. President Donald Trump’s decision to impose $50 billion of trade tariffs against China, as well as a sharp drop in FAANG (Facebook, Amazon, Apple, Netflix, and Google’s Alphabet) and other technology stocks after news of data breaches at Facebook, brought sustained increases in daily equity volatility, particularly when compared to levels seen in 2017.

In contrast to the first quarter, the second quarter began with equities near year-to-date lows. Concerns about the global economic outlook, data privacy issues, and the potential for global trade disruptions weighed on sentiment initially. However, sentiment gradually improved and equities trended higher throughout the majority of the second quarter, and hit a multi-month high in June, before fading in the latter half of the month, as a result of trade concerns. During the second quarter, the S&P 500 Index gave up the majority of its year-to-date gains, leaving it up approximately 1% for the year-to-date at one point. Volatility remained elevated throughout the second quarter, particularly on an intra-day basis. The S&P 500 Index finished up 2.65% for the first half of 2018, led by technology, consumer discretionary, energy, and health care sectors. The 10-year US Treasury yield reached as high as 3.11% in May, a multi-year high, paced by an uptick in global economic growth and inflation expectations.

A constructive economic backdrop and strength in credit markets supported convertible valuations broadly. However, valuations in the latter half of the six month period fluctuated as investors navigated a more subdued volatility backdrop, a broad-based deterioration in most commodity prices, elevated primary market activity, and sector rotation. Long-only investors (“directional”) were better sellers, at the margin, particularly during times when the primary market was most active. Liquidity was quite good by historical standards. Volatility-sensitive, shorter-dated, balanced profiles performed well, as did balanced profiles in the technology space.

The primary market was exceptionally strong, with 159 transactions yielding proceeds of $53 billion, the majority of which occurred in the United States. This was a 55% increase from a year ago, with significant representation both in the United States and abroad. Issuance was broad-based in terms of sector representation as well. Demand for new paper remains strong, and we believe that, while deal terms have become increasingly issuer-friendly, the primary market is likely to remain active given the credit/volatility backdrop, among other factors.

Lazard Enhanced Opportunities Portfolio

For the six months ended June 30, 2018, the Lazard Enhanced Opportunities Portfolio’s Institutional Shares posted a total return of 0.81%, while Open Shares posted a total return of 0.69%, as compared with the 6.60% return for the ICE BofAML U.S. Convertible ex Mandatory® Index and –0.85% return for the HFRX Global Hedge Fund® Index.

Portfolio level hedges, IPOs, selected directional biases, and a general improvement in selected balanced paper offset relatively modest drawdowns on other paper. New issues contributed as well, particularly those in the technology sector, which benefited from strong underlying fundamental and technical trends. Macro/sector long and short positions topped the list of winning trades. Detractors included mark to market on selected bonds and/or directional biases, none of which were material in size.

For the year-to-date period, the use of derivatives positively contributed to performance.

Lazard Fundamental Long/Short Portfolio

For the six months ended June 30, 2018, the Lazard Fundamental Long/Short Portfolio’s Institutional Shares posted a total return of –3.20%, while Open Shares posted a total return of –3.32%, as compared with the 0.24% return for the HFRX Equity Hedge® Index and 2.65% return for the S&P 500 Index.

Semi-Annual Report  3

A long position in information security company CyberArk helped performance, as shares rose after the company reported quarterly earnings above expectations, driven by strong performance across the business. The Portfolio also benefited from a long position in EOG Resources, an American petroleum and natural gas exploration company, as shares rose after oil prices hit multi-year highs during the period. A long position in chipmaker Intel also helped returns, as shares rose after the company reported quarterly earnings above expectations and management gave an encouraging outlook for the year, driven by a stable PC market, improvement in servers, and an acceleration in memory and modems. We sold our position in May as the stock approached our target valuation.

In contrast, a long position in Dollar Tree, an American chain of discount variety stores, detracted from performance, as shares fell after the company reported quarterly results below expectations, hurt by unfavorable weather. A long position in U.S. Silica, a leading producer and supplier of fracking materials, also hurt returns, as shares fell after the company reported quarterly earnings below expectations, hurt by disappointing price and volume metrics in its oil & gas business. We sold our position in March as our thesis was broken. The Portfolio was also hurt by a short position in Macy’s, as shares fell after the company reported comparable-store sales above expectations and management issued encouraging guidance for the year. We covered our position after the announcement in May.

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer and dividend disbursing agent (“DST”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Returns for a period of less than one year are not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2018; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

4  Semi-Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Enhanced Opportunities Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Enhanced Opportunities Portfolio, ICE BofAML U.S. Convertible ex Mandatory® Index and HFRX Global Hedge Fund® Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One Year	Since Inception	†
Institutional Shares**	2.69%	2.32%
Open Shares**	2.53%	2.07%
ICE BofAML U.S. Convertible ex Mandatory Index	13.41%	8.72%
HFRX Global Hedge Fund Index	2.47%	1.07%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”), if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The ICE BofAML U.S. Convertible ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2014.

Semi-Annual Report  5

Lazard Fundamental Long/Short Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Fundamental Long/Short Portfolio, S&P 500® Index and HFRX Equity Hedge® Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One Year	Since Inception	†
Institutional Shares**	–0.97%	3.16%
Open Shares**	–1.34%	2.89%
S&P 500 Index	14.37%	11.49%
HFRX Equity Hedge Index	6.35%	2.22%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy. The HFRX Equity Hedge Index consists of equity hedge funds that maintain positions both long and short in primarily equity and equity derivative securities. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was April 30, 2014.

6  Semi-Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2018 through June 30, 2018 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Portfolio	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18 - 6/30/18	Annualized Expense Ratio During Period 1/1/18 - 6/30/18†

Enhanced Opportunities
Institutional Shares
Actual	$1,000.00	$1,005.80	$10.69	2.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.13	$10.74	2.15%
Open Shares
Actual	$1,000.00	$1,006.90	$11.89	2.39%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,012.94	$11.93	2.39%

Fundamental Long/Short
Institutional Shares
Actual	$1,000.00	$968.00	$15.32	3.14%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,009.22	$15.64	3.14%
Open Shares
Actual	$1,000.00	$966.80	$16.34	3.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,008.18	$16.68	3.35%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

†	The expense ratios include broker expense and dividend expense on securities sold short.

Semi-Annual Report  7

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2018 (unaudited)

	Lazard Enhanced Opportunities Portfolio		Lazard Fundamental Long/Short Portfolio
Sector	Long*	Short†	Long*	Short†

Consumer Discretionary	2.7%	–3.6%	5.9%	–19.0%
Consumer Staples	0.9	–2.0	—	–3.1
Energy	4.8	–4.8	8.0	—
Financials	9.3	–8.9	16.8	–9.7
Health Care	11.9	–22.1	10.4	–19.5
Industrials	6.4	–10.0	5.8	–15.7
Information Technology	17.9	–26.9	9.9	–23.1
Materials	4.0	–4.5	—	–1.4
Real Estate	3.0	–10.1	0.8	–8.5
Telecommunication Services	—	—	1.4	—
Utilities	0.7	–0.9	—	—
Exchange-Traded Funds	—	–6.2	—	—
Short-Term Investments	38.4	—	41.0	—
Total Investments	100.0%	–100.0%	100.0%	–100.0%

*	Represents percentage of total investments excluding securities sold short.

†	Represents percentage of total securities sold short.

8  Semi-Annual Report

The Lazard Funds, Inc. Portfolios of Investments June 30, 2018 (unaudited)

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio

Common Stocks | 0.0%

United States | 0.0%
Nabors Industries, Ltd. (±)	730	$4,679
Verint Systems, Inc. (*), (±)	169	7,495
		12,174
Total Common Stocks (Cost $11,201)		12,174

Description	Security Currency	Principal Amount (000)	Fair Value

Convertible Corporate Bonds | 87.6%

Bermuda | 1.4%
Golar LNG, Ltd., 2.750%, 02/15/22 (±)	USD	147	$160,370
Teekay Corp., 5.000%, 01/15/23 (±)	USD	99	93,892
			254,262
Canada | 3.0%
Canopy Growth Corp., 4.250%, 07/15/23 (#)	CAD	131	101,639
Element Fleet Management Corp., 5.125%, 06/30/19 (±)	CAD	262	195,805
First Majestic Silver Corp., 1.875%, 03/01/23 (±), (#)	USD	148	153,816
SSR Mining, Inc., 2.875%, 02/01/33 (±)	USD	107	105,596
			556,856
Cayman Islands | 0.5%
Theravance Biopharma, Inc., 3.250%, 11/01/23 (±)	USD	92	91,194

China | 1.9%
GDS Holdings, Ltd., 2.000%, 06/01/25 (±), (#)	USD	146	151,311
Huazhu Group, Ltd., 0.375%, 11/01/22 (±), (#)	USD	109	122,908
Momo, Inc., 1.250%, 07/01/25 (#)	USD	73	71,329
			345,548
France | 0.8%
Airbus SE, 0.000%, 06/14/21 (±)	EUR	100	147,213
Description	Security Currency	Principal Amount (000)	Fair Value

Israel | 0.8%
Wix.com, Ltd., 0.000%, 07/01/23 (±)	USD	142	$140,061

Japan | 2.8%
ANA Holdings, Inc., 0.000%, 09/16/22 (±)	JPY	10,000	91,564
Kyushu Electric Power Co., Inc.:
0.000%, 03/31/20 (±)	JPY	10,000	92,354
0.000%, 03/31/22 (±)	JPY	10,000	92,806
Mirait Holdings Corp., 0.000%, 12/30/21 (±)	JPY	5,000	57,919
Mitsubishi Chemical Holdings Corp.:
0.000%, 03/30/22 (±)	JPY	10,000	92,354
0.000%, 03/29/24 (±)	JPY	10,000	93,822
			520,819
Mexico | 1.0%
Cemex SAB de CV, 3.720%, 03/15/20 (±)	USD	183	183,116

Monaco | 0.4%
Endeavour Mining Corp., 3.000%, 02/15/23 (±), (#)	USD	62	62,967

Netherlands | 0.6%
Fugro NV, 4.000%, 10/26/21 (±)	EUR	100	114,736

Thailand | 0.6%
Sea, Ltd., 2.250%, 07/01/23 (±), (#)	USD	110	112,254

United States | 73.8%
AK Steel Corp., 5.000%, 11/15/19 (±)	USD	110	125,400
Akamai Technologies, Inc., 0.125%, 05/01/25 (±)	USD	146	146,198
Alder Biopharmaceuticals, Inc., 2.500%, 02/01/25 (±)	USD	74	76,871
Allscripts Healthcare Solutions, Inc., 1.250%, 07/01/20 (±)	USD	148	149,704
Alteryx, Inc., 0.500%, 06/01/23 (±)	USD	73	79,099
AMAG Pharmaceuticals, Inc., 3.250%, 06/01/22 (±)	USD	76	77,586
American Residential Properties OP LP, 3.250%, 11/15/18 (±), (#)	USD	232	285,701

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  9

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Amicus Therapeutics, Inc., 3.000%, 12/15/23 (±), (#)	USD	191	$506,918
Atlas Air Worldwide Holdings, Inc., 1.875%, 06/01/24 (±)	USD	153	202,836
Atlassian, Inc., 0.625%, 05/01/23 (±)	USD	144	148,979
Avaya Holdings Corp., 2.250%, 06/15/23 (±)	USD	147	142,907
CalAmp Corp., 1.625%, 05/15/20 (±)	USD	125	133,187
Carbonite, Inc., 2.500%, 04/01/22 (±)	USD	124	183,830
CB Solazyme, Inc., 5.000%, 10/01/19 (Π)	USD	216	6,480
Chart Industries, Inc., 1.000%, 11/15/24 (±)	USD	108	131,367
Chegg, Inc., 0.250%, 05/15/23 (±), (#)	USD	74	87,609
Chesapeake Energy Corp., 5.500%, 09/15/26 (±)	USD	146	148,378
Cleveland-Cliffs, Inc., 1.500%, 01/15/25 (±)	USD	187	229,206
Colony Capital, Inc., 3.875%, 01/15/21 (±)	USD	182	172,900
Corium International, Inc., 5.000%, 03/15/25 (±)	USD	101	84,256
Coupa Software, Inc., 0.375%, 01/15/23 (±)	USD	73	109,210
Cowen, Inc., 3.000%, 12/15/22 (±)	USD	146	150,234
CSG Systems International, Inc., 4.250%, 03/15/36 (±)	USD	94	98,850
Electronics For Imaging, Inc., 0.750%, 09/01/19 (±)	USD	8	7,900
Encore Capital Group, Inc.:
2.875%, 03/15/21 (±)	USD	107	98,686
3.250%, 03/15/22 (±)	USD	308	311,850
Envestnet, Inc.:
1.750%, 12/15/19 (±)	USD	73	76,688
1.750%, 06/01/23 (±)	USD	146	149,913
Everbridge, Inc., 1.500%, 11/01/22 (±)	USD	15	22,491
Evolent Health, Inc., 2.000%, 12/01/21 (±)	USD	110	124,762
Description	Security Currency	Principal Amount (000)	Fair Value

EZCORP, Inc.:
2.125%, 06/15/19 (±)	USD	331	$335,062
2.375%, 05/01/25 (±)	USD	132	128,909
Five9, Inc., 0.125%, 05/01/23 (±)	USD	74	77,286
Forest City Realty Trust, Inc.:
4.250%, 08/15/18 (±)	USD	233	259,296
3.625%, 08/15/20 (±)	USD	81	87,386
Green Plains, Inc.:
3.250%, 10/01/18 (±)	USD	269	283,795
4.125%, 09/01/22 (±)	USD	146	144,828
GSV Capital Corp., 4.750%, 03/28/23 (±)	USD	15	14,382
Guidewire Software, Inc., 1.250%, 03/15/25 (±)	USD	73	74,111
Herbalife Nutrition, Ltd.:
2.000%, 08/15/19 (±)	USD	71	91,831
2.625%, 03/15/24 (±)	USD	147	155,663
Hope Bancorp, Inc., 2.000%, 05/15/38 (±), (#)	USD	147	143,016
HubSpot, Inc., 0.250%, 06/01/22 (±)	USD	110	157,142
IH Merger Sub LLC, 3.000%, 07/01/19 (±)	USD	345	435,392
Innoviva, Inc., 2.125%, 01/15/23 (±)	USD	242	234,780
Insulet Corp., 1.375%, 11/15/24 (±)	USD	74	83,122
Integrated Device Technology, Inc., 0.875%, 11/15/22 (±)	USD	73	83,190
Invacare Corp., 5.000%, 02/15/21 (±)	USD	250	324,741
j2 Global, Inc., 3.250%, 06/15/29 (±)	USD	74	99,999
Kaman Corp., 3.250%, 05/01/24 (±)	USD	118	142,308
Knowles Corp., 3.250%, 11/01/21 (±)	USD	153	170,447
Liberty Expedia Holdings, Inc., 1.000%, 06/30/47 (±)	USD	74	73,078
Liberty Interactive LLC:
4.000%, 11/15/29 (±)	USD	235	165,003
3.750%, 02/15/30 (±)	USD	185	128,908
Ligand Pharmaceuticals, Inc., 0.750%, 05/15/23 (±)	USD	73	75,504
Microchip Technology, Inc., 1.625%, 02/15/27 (±)	USD	184	213,947

The accompanying notes are an integral part of these financial statements.

10  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

MINDBODY, Inc., 0.375%, 06/01/23 (±)	USD	146	$146,400
MongoDB, Inc., 0.750%, 06/15/24 (±), (#)	USD	109	106,352
Navistar International Corp.:
4.500%, 10/15/18 (±)	USD	305	306,597
4.750%, 04/15/19 (±)	USD	184	189,627
Neurocrine Biosciences, Inc., 2.250%, 05/15/24 (±)	USD	74	106,799
Oasis Petroleum, Inc., 2.625%, 09/15/23 (±)	USD	73	94,716
Okta, Inc., 0.250%, 02/15/23 (±)	USD	73	90,107
OSI Systems, Inc., 1.250%, 09/01/22 (±)	USD	73	70,633
Pacira Pharmaceuticals, Inc., 2.375%, 04/01/22 (±)	USD	153	141,811
Patrick Industries, Inc., 1.000%, 02/01/23 (±)	USD	73	68,109
PDL BioPharma, Inc., 2.750%, 12/01/21 (±)	USD	127	116,600
PRA Group, Inc.:
3.000%, 08/01/20 (±)	USD	178	171,117
3.500%, 06/01/23 (±)	USD	189	200,880
PROS Holdings, Inc., 2.000%, 06/01/47 (±)	USD	37	36,424
Quidel Corp., 3.250%, 12/15/20	USD	36	76,803
Radius Health, Inc., 3.000%, 09/01/24 (±)	USD	182	168,833
RealPage, Inc., 1.500%, 11/15/22 (±)	USD	110	155,867
Red Hat, Inc., 0.250%, 10/01/19 (±)	USD	51	92,922
Redwood Trust, Inc.:
4.750%, 08/15/23 (±)	USD	80	77,568
5.625%, 07/15/24 (±)	USD	37	36,607
Repligen Corp., 2.125%, 06/01/21 (±)	USD	90	138,849
RH:
0.000%, 06/15/19 (±)	USD	46	58,000
0.000%, 06/15/23 (±)	USD	73	68,061
RingCentral, Inc., 0.000%, 03/15/23 (±)	USD	74	78,370
RWT Holdings, Inc., 5.625%, 11/15/19 (±)	USD	156	157,620
Description	Security Currency	Principal Amount (000)	Fair Value

SEACOR Holdings, Inc., 3.000%, 11/15/28 (±)	USD	136	$132,823
Servicenow, Inc., 0.000%, 06/01/22	USD	73	98,888
SM Energy Co., 1.500%, 07/01/21 (±)	USD	51	52,540
Square, Inc., 0.500%, 05/15/23 (±)	USD	147	157,198
Synaptics, Inc., 0.500%, 06/15/22 (±)	USD	73	72,100
Team, Inc., 5.000%, 08/01/23 (±)	USD	142	181,000
Teladoc, Inc.:
3.000%, 12/15/22 (±)	USD	77	114,779
1.375%, 05/15/25 (±)	USD	74	93,102
The Medicines Co., 2.500%, 01/15/22 (±)	USD	128	155,519
Twilio, Inc., 0.250%, 06/01/23 (±)	USD	74	76,665
Twitter, Inc., 0.250%, 06/15/24 (±)	USD	146	150,822
Veeco Instruments, Inc., 2.700%, 01/15/23 (±)	USD	75	65,978
Verint Systems, Inc., 1.500%, 06/01/21 (±)	USD	29	28,462
Viavi Solutions, Inc., 0.625%, 08/15/33 (±)	USD	92	92,433
Vishay Intertechnology, Inc.:
2.250%, 06/15/25 (±)	USD	146	143,235
2.250%, 05/15/41 (±)	USD	85	116,207
Western Digital Corp., 1.500%, 02/01/24 (±)	USD	36	36,397
Workday, Inc., 0.250%, 10/01/22 (±)	USD	74	77,684
Wright Medical Group, Inc.:
2.000%, 02/15/20 (±)	USD	22	23,801
1.625%, 06/15/23 (±)	USD	73	72,416
Zendesk, Inc., 0.250%, 03/15/23 (±)	USD	110	118,820
Zillow Group, Inc., 1.500%, 07/01/23	USD	78	78,381
			13,548,044
Total Convertible Corporate Bonds (Cost $15,853,318)			16,077,070

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  11

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Preferred Stocks | 1.1%

United States | 1.1%
Fortive Corp. Series A	161	$165,121
Nabors Industries, Ltd.	730	33,375

Total Preferred Stocks (Cost $195,132)		198,496

Description	Counterparty	Notional Amount	Number of Contracts	Fair Value

Purchased Options | 0.1%

Call
Atlas Air Worldwide Holdings 77.5, Expires 07/20/18	RBS	$500	5	$100
Intel Corp. 52, Expires 07/20/18	RBS	1,500	15	675
J2 Global, Inc. 90, Expires 07/20/18	RBS	200	2	120
Navistar International Corp. 45, Expires 07/20/18	RBS	300	3	90
Ringcentral, Inc. 85, Expires 07/20/18	RBS	200	2	16
Twitter, Inc. 50, Expires 07/20/18	RBS	200	2	50
Weibo Corp. 115, Expires 07/20/18	RBS	300	3	33

Put
Advanced Micro Devices, Inc. 15, Expires 07/20/18	RBS	1,500	15	990
Cypress Semiconductor Corp. 16, Expires 07/20/18	RBS	700	7	462
SPDR S&P 500 ETF Trust 271, Expires 07/20/18	RBS	3,300	33	10,098

Total Purchased Options (Cost $13,759)				12,634
Description	Shares	Fair Value

Short-Term Investments | 55.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $10,160,688)	10,160,688	$10,160,688

Total Investments excluding Securities Sold Short | 144.2% (Cost $26,234,098)		26,461,062

Securities Sold Short | (43.1)%

Common Stocks | (40.4)%

Bermuda | (0.4)%
Golar LNG, Ltd.	(1,445)	(42,570)
Teekay Corp.	(5,112)	(39,618)
		(82,188)
Canada | (0.5)%
Canopy Growth Corp. (*)	(364)	(10,638)
First Majestic Silver Corp. (*)	(9,729)	(74,232)
		(84,870)
Cayman Islands | (0.2)%
Theravance Biopharma, Inc. (*)	(1,808)	(41,005)

China | (1.3)%
GDS Holdings, Ltd. ADR (*)	(2,126)	(85,232)
Huazhu Group, Ltd. ADR	(1,668)	(70,039)
Momo, Inc. Sponsored ADR (*)	(1,934)	(84,129)
		(239,400)
France | (0.8)%
Dassault Aviation SA	(73)	(138,908)

Israel | (0.2)%
Wix.com, Ltd. (*)	(299)	(29,990)

Japan | (1.0)%
ANA Holdings, Inc.	(600)	(22,010)
Kyushu Electric Power Co., Inc.	(6,200)	(69,322)
Mirait Holdings Corp.	(3,000)	(46,442)
Mitsubishi Chemical Holdings Corp.	(6,500)	(54,328)
		(192,102)
Monaco | (0.2)%
Endeavour Mining Corp. (Canada) (*)	(622)	(11,264)
Endeavour Mining Corp. (United States) (*)	(1,038)	(18,626)
		(29,890)

The accompanying notes are an integral part of these financial statements.

12  Semi-Annual Report

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Netherlands | (0.2)%
Fugro NV (*)	(2,469)	$(35,731)

Thailand | (0.2)%
Sea, Ltd. ADR	(2,819)	(42,285)

United Kingdom | (0.2)%
Atlassian Corp. PLC, Class A (*)	(642)	(40,138)

United States | (35.2)%
AK Steel Holding Corp. (*)	(10,805)	(46,894)
Akamai Technologies, Inc. (*)	(301)	(22,042)
Alder Biopharmaceuticals, Inc. (*)	(2,557)	(40,401)
Allscripts Healthcare Solutions, Inc. (*)	(3,020)	(36,240)
Alteryx, Inc., Class A (*)	(883)	(33,695)
AMAG Pharmaceuticals, Inc. (*)	(2,000)	(39,000)
American Homes 4 Rent, Class A REIT	(10,581)	(234,687)
Amicus Therapeutics, Inc. (*)	(28,870)	(450,949)
Atlas Air Worldwide Holdings, Inc. (*)	(1,753)	(125,690)
Avaya Holdings Corp. (*)	(3,380)	(67,870)
CalAmp Corp. (*)	(1,853)	(43,416)
Carbonite, Inc. (*)	(3,185)	(111,157)
Chart Industries, Inc. (*)	(1,321)	(81,479)
Chegg, Inc. (*)	(2,059)	(57,220)
Chesapeake Energy Corp. (*)	(8,250)	(43,230)
Cleveland-Cliffs, Inc. (*)	(18,360)	(154,775)
Corium International, Inc. (*)	(4,126)	(33,049)
Coupa Software, Inc. (*)	(1,379)	(85,829)
Cowen, Inc. (*)	(6,396)	(88,585)
CSG Systems International, Inc.	(658)	(26,892)
Electronics For Imaging, Inc. (*)	(36)	(1,172)
Encore Capital Group, Inc. (*)	(6,224)	(227,798)
Envestnet, Inc. (*)	(1,348)	(74,073)
Everbridge, Inc. (*)	(378)	(17,925)
Evolent Health, Inc., Class A (*)	(2,528)	(53,214)
Expedia Group, Inc.	(126)	(15,144)
EZCORP, Inc. Class A (*)	(11,712)	(141,130)
Five9, Inc. (*)	(634)	(21,917)
Forest City Realty Trust, Inc., Class A REIT	(9,234)	(210,628)
Fortive Corp.	(1,592)	(122,759)
Green Plains, Inc.	(7,299)	(133,572)
GSV Capital Corp. (*)	(652)	(4,473)
Guidewire Software, Inc. (*)	(375)	(33,292)
Herbalife Nutrition, Ltd. (*)	(2,881)	(154,767)
Description	Shares	Fair Value

Hope Bancorp, Inc.	(3,795)	$(67,665)
HubSpot, Inc. (*)	(836)	(104,834)
Innoviva, Inc. (*)	(6,359)	(87,754)
Insulet Corp. (*)	(386)	(33,080)
Integrated Device Technology, Inc. (*)	(1,527)	(48,681)
Invacare Corp.	(11,764)	(218,810)
Invitation Homes, Inc. REIT	(15,417)	(355,516)
j2 Global, Inc.	(518)	(44,864)
Kaman Corp.	(1,139)	(79,377)
Knowles Corp. (*)	(4,335)	(66,326)
LGI Homes, Inc. (*)	(1,079)	(62,291)
Ligand Pharmaceuticals, Inc. (*)	(111)	(22,996)
Microchip Technology, Inc.	(2,149)	(195,452)
MINDBODY, Inc., Class A (*)	(868)	(33,505)
MongoDB, Inc.	(1,120)	(55,586)
Navistar International Corp. (*)	(510)	(20,767)
Neurocrine Biosciences, Inc. (*)	(796)	(78,199)
Oasis Petroleum, Inc. (*)	(4,498)	(58,339)
Okta, Inc. (*)	(1,132)	(57,019)
Pacira Pharmaceuticals, Inc. (*)	(389)	(12,467)
Patrick Industries, Inc. (*)	(844)	(47,981)
PDL BioPharma, Inc. (*)	(23,751)	(55,577)
PRA Group, Inc. (*)	(3,592)	(138,470)
PROS Holdings, Inc. (*)	(219)	(8,009)
Quidel Corp. (*)	(1,230)	(81,795)
Radius Health, Inc. (*)	(2,553)	(75,237)
RealPage, Inc. (*)	(1,442)	(79,454)
Red Hat, Inc. (*)	(695)	(93,387)
Redwood Trust, Inc. REIT	(2,126)	(35,015)
Repligen Corp. (*)	(2,301)	(108,239)
RH (*)	(600)	(83,820)
RingCentral, Inc., Class A (*)	(444)	(31,235)
SEACOR Holdings, Inc. (*)	(172)	(9,850)
ServiceNow, Inc. (*)	(433)	(74,680)
SM Energy Co.	(566)	(14,541)
Square, Inc. Class A (*)	(944)	(58,188)
Synaptics, Inc. (*)	(259)	(13,046)
Team, Inc. (*)	(4,685)	(108,224)
Teladoc, Inc. (*)	(2,477)	(143,790)
The Medicines Co. (*)	(2,448)	(89,842)
Twilio, Inc., Class A (*)	(333)	(18,655)
Twitter, Inc. (*)	(1,320)	(57,644)
Veeco Instruments, Inc. (*)	(859)	(12,241)
Vishay Intertechnology, Inc.	(7,192)	(166,854)
Western Digital Corp.	(137)	(10,605)
Workday, Inc., Class A (*)	(83)	(10,053)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  13

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Wright Medical Group NV (*)	(1,467)	$(38,083)
Zendesk, Inc. (*)	(857)	(46,698)
Zillow Group, Inc. Class C (*)	(311)	(18,368)
		(6,468,073)
Total Common Stocks (Proceeds $7,268,814)		(7,424,580)
Description	Shares	Fair Value

Exchange-Traded Funds | (2.7)%
iShares 7-10 Year Treasury Bond ETF (Proceeds $490,037)	(4,807)	$(492,766)

Total Securities Sold Short (Proceeds $7,758,851)		(7,917,346)

Total Investments | 101.1% (Cost and short proceeds $18,475,247) (¤)		$18,543,716

Liabilities in Excess of Cash and Other Assets | (1.1)%		(193,696)

Net Assets | 100.0%		$18,350,020

The accompanying notes are an integral part of these financial statements.

14  Semi-Annual Report

Lazard Enhanced Opportunities Portfolio (concluded)

Forward Currency Contracts open at June 30, 2018:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation

USD	240,159	CAD	312,000	SSB	09/14/18	$2,541
USD	147,908	EUR	125,000	SSB	09/14/18	1,139
USD	372,045	JPY	40,789,000	SSB	09/14/18	1,784
Total gross unrealized appreciation on Forward Currency Contracts						$5,464

Written Options open at June 30, 2018:

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Notional Amount	Premiums	Fair Value

Put
Atlas Air Worldwide Holdings 70	RBS	5	$70.00	07/20/18	$500	$357	$(525)
J2 Global, Inc. 80	RBS	2	80.00	07/20/18	200	165	(50)
Navistar International Corp. 40	RBS	3	40.00	07/20/18	300	343	(360)
Ringcentral, Inc. 75	RBS	2	75.00	07/20/18	200	269	(1,020)
SPDR S&P 500 ETF Trust 266	RBS	33	266.00	07/20/18	3,300	4,823	(5,544)
Twitter, Inc. 42	RBS	2	42.00	07/20/18	200	175	(204)
Total Written Options		47				$6,132	$(7,703)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

Description	Shares	Fair Value

Lazard Fundamental Long/Short Portfolio

Common Stocks | 94.7%

Banks | 21.1%
Cadence BanCorp (±)	59,647	$1,722,009
Citizens Financial Group, Inc. (±)	39,485	1,535,966
Comerica, Inc. (±)	19,337	1,758,120
Sterling Bancorp (±)	54,285	1,275,698
SunTrust Banks, Inc. (±)	21,034	1,388,665
		7,680,458
Biotechnology | 14.8%
Agios Pharmaceuticals, Inc. (*), (±)	13,695	1,153,530
BioMarin Pharmaceutical, Inc. (*), (±)	7,423	699,247
Cellectis SA ADR (*)	14,359	406,216
Exelixis, Inc. (*)	21,807	469,287
Heron Therapeutics, Inc. (*)	14,320	556,332
Neurocrine Biosciences, Inc. (*)	4,099	402,686
REGENXBIO, Inc. (*)	7,426	532,815
Sage Therapeutics, Inc. (*)	2,599	406,821
Sarepta Therapeutics, Inc. (*)	2,498	330,186
uniQure NV (*)	11,284	426,535
		5,383,655
Capital Markets | 5.9%
Intercontinental Exchange, Inc. (±)	29,188	2,146,777

Communications Equipment | 3.1%
Cisco Systems, Inc.	9,692	417,047
Motorola Solutions, Inc. (±)	6,110	711,020
		1,128,067
Diversified Telecommunication Services | 2.2%
AT&T, Inc. (±)	24,806	796,521

Electrical Equipment | 3.3%
Eaton Corp. PLC (±)	10,962	819,300
Rockwell Automation, Inc.	2,374	394,630
		1,213,930
Equity Real Estate Investment Trusts (REITs) | 1.3%
Prologis, Inc.	7,415	487,091

Health Care Equipment & Supplies | 1.9%
Danaher Corp. (±)	7,053	695,990
Description	Shares	Fair Value

Hotels, Restaurants & Leisure | 3.9%
Penn National Gaming, Inc. (*), (±)	17,724	$595,349
The Cheesecake Factory, Inc.	15,000	825,900
		1,421,249
Internet Software & Services | 1.3%
Alphabet, Inc., Class C (*)	414	461,879

IT Services | 3.8%
CoreLogic, Inc. (*), (±)	19,936	1,034,678
DXC Technology Co.	4,346	350,331
		1,385,009
Machinery | 3.3%
Gates Industrial Corp. PLC	26,526	431,578
Kennametal, Inc.	11,290	405,311
Parker-Hannifin Corp.	2,449	381,677
		1,218,566
Multiline Retail | 3.1%
Dollar Tree, Inc. (*)	13,235	1,124,975

Oil, Gas & Consumable Fuels | 12.9%
ConocoPhillips (±)	16,066	1,118,515
EOG Resources, Inc. (±)	15,101	1,879,017
Occidental Petroleum Corp. (±)	10,783	902,321
Pioneer Natural Resources Co. (±)	4,344	822,059
		4,721,912
Road & Rail | 2.6%
Norfolk Southern Corp. (±)	6,265	945,201

Semiconductors & Semiconductor Equipment | 4.2%
Analog Devices, Inc. (±)	9,183	880,834
Skyworks Solutions, Inc. (±)	6,748	652,194
		1,533,028
Software | 3.5%
CyberArk Software, Ltd. (*), (±)	20,163	1,269,463

Specialty Retail | 2.5%
Floor & Decor Holdings, Inc., Class A (*)	18,636	919,314

Total Common Stocks (Cost $31,696,113)		34,533,085

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Description	Shares	Fair Value

Lazard Fundamental Long/Short Portfolio (continued)

Short-Term Investments | 65.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $24,053,053)	24,053,053	$24,053,053

Total Investments excluding Securities Sold Short | 160.6% (Cost $55,749,166)		58,586,138

Securities Sold Short | (46.9)%

Common Stocks | (46.9)%

Automobiles | (0.5)%
Tesla, Inc. (*)	(570)	(195,482)

Banks | (1.1)%
United Bankshares, Inc.	(11,035)	(401,674)

Biotechnology | (2.8)%
AbbVie, Inc.	(6,129)	(567,852)
Amgen, Inc.	(2,498)	(461,106)
		(1,028,958)
Capital Markets | (3.4)%
Franklin Resources, Inc.	(13,296)	(426,137)
Janus Henderson Group PLC	(26,847)	(825,008)
		(1,251,145)
Commercial Services & Supplies | (2.5)%
Ritchie Bros Auctioneers, Inc.	(20,815)	(710,208)
Stericycle, Inc. (*)	(3,330)	(217,416)
		(927,624)
Communications Equipment | (0.7)%
Infinera Corp. (*)	(26,233)	(260,494)

Construction & Engineering | (1.7)%
Fluor Corp.	(12,439)	(606,774)

Containers & Packaging | (0.7)%
Owens-Illinois, Inc. (*)	(14,087)	(236,802)
Description	Shares	Fair Value

Electrical Equipment | (0.5)%
Acuity Brands, Inc.	(1,584)	$(183,538)

Equity Real Estate Investment Trusts (REITs) | (4.0)%
AvalonBay Communities, Inc.	(4,142)	(711,968)
Mid-America Apartment Communities, Inc.	(7,329)	(737,811)
		(1,449,779)
Food Products | (0.8)%
Post Holdings, Inc. (*)	(3,174)	(273,027)

Health Care Equipment & Supplies | (1.3)%
Integra LifeSciences Holdings Corp. (*)	(7,527)	(484,814)

Hotels, Restaurants & Leisure | (3.7)%
Cracker Barrel Old Country Store, Inc.	(5,910)	(923,201)
Jack in the Box, Inc.	(2,600)	(221,312)
The Wendy’s Co.	(12,951)	(222,498)
		(1,367,011)
Internet Software & Services | (1.3)%
Spotify Technology SA (*)	(1,436)	(241,593)
TrueCar, Inc. (*)	(23,136)	(233,442)
		(475,035)
IT Services | (2.1)%
Amdocs, Ltd.	(7,972)	(527,667)
Cognizant Technology Solutions Corp., Class A	(3,080)	(243,289)
		(770,956)

Machinery | (0.9)%
Graco, Inc.	(6,905)	(312,244)

Media | (1.6)%
Omnicom Group, Inc.	(7,397)	(564,169)

Pharmaceuticals | (5.0)%
Corcept Therapeutics, Inc. (*)	(19,481)	(306,241)
Eli Lilly & Co.	(4,101)	(349,939)
GlaxoSmithKline PLC Sponsored ADR	(9,799)	(394,998)
Roche Holding AG Sponsored ADR	(11,337)	(313,241)
Sanofi ADR	(11,297)	(451,993)
		(1,816,412)
Professional Services | (0.8)%
Equifax, Inc.	(2,294)	(287,002)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

Description	Shares	Fair Value

Lazard Fundamental Long/Short Portfolio (concluded)

Semiconductors & Semiconductor Equipment | (3.3)%
Cree, Inc. (*)	(6,348)	$(263,887)
KLA-Tencor Corp.	(3,270)	(335,273)
Lam Research Corp.	(1,671)	(288,832)
Versum Materials, Inc.	(8,846)	(328,629)
		(1,216,621)
Software | (3.4)%
Blackline, Inc. (*)	(8,383)	(364,074)
Check Point Software Technologies, Ltd. (*)	(3,266)	(319,023)
Intuit, Inc.	(2,000)	(408,610)
Workiva, Inc. (*)	(5,764)	(140,641)
		(1,232,348)
Specialty Retail | (0.9)%
The Gap, Inc.	(10,543)	(341,488)

Textiles, Apparel & Luxury Goods | (2.2)%
Hanesbrands, Inc.	(16,767)	(369,210)
VF Corp.	(5,160)	(420,643)
		(789,853)
Description	Shares	Fair Value

Tobacco | (0.7)%
Philip Morris International, Inc.	(3,341)	$(269,752)

Trading Companies & Distributors | (1.0)%
HD Supply Holdings, Inc. (*)	(8,571)	(367,610)

Total Securities Sold Short (Proceeds $16,466,420)		(17,110,612)

Total Investments | 113.7% (Cost and short proceeds $39,282,746)		$41,475,526

Liabilities in Excess of Cash and Other Assets | (13.7)%		(4,982,293)

Net Assets | 100.0%		$36,493,233

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2018 (unaudited)

(*)	Non-income producing security.
(±)	Some or all of this security position has been pledged to cover collateral requirements on securities sold short.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2018, the percentage of net assets for the following Portfolio was as follows:

Percentage of
Portfolio	Net Assets

Enhanced Opportunities	10.4%

(Π)	Issue in default.
(¤)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
ETF	—	Exchange-Traded Fund
REIT	—	Real Estate Investment Trust

Currency Abbreviations:

CAD	—	Canadian Dollar
EUR	—	Euro
JPY	—	Japanese Yen
USD	—	Unites States Dollar

Counterparty Abbreviations:

RBS	—	RBS Securities, Inc.
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

	Lazard Enhanced
	Opportunities Portfolio
Industry†	Long	Short

Aerospace & Defense	0.8%	–0.8%
Air Freight & Logistics	1.1	–0.7
Airlines	0.5	–0.1
Banks	0.8	–0.4
Biotechnology	6.9	–4.7
Building Prodcuts	0.4	–0.2
Capital Markets	0.9	–0.5
Chemicals	1.0	–0.3
Commercial Services & Supplies	1.0	–0.6
Communications Equipment	1.2	–0.2
Construction & Engineering	0.3	–0.3
Construction Materials	1.0	—
Consumer Finance	6.8	–2.8
Diversified Consumer Services	0.5	–0.3
Diversified Financial Services	1.1	—
Electric Utilities	1.0	–0.4
Electronic Equipment, Instruments & Components	2.7	–1.3
Energy Equipment & Services	1.6	–0.2
Equity Real Estate Investment Trusts (REITs)	7.6	–4.4
Health Care Equipment & Supplies	3.2	–2.0
Health Care Technology	2.6	–1.3
Hotels, Restaurants & Leisure	0.7	–0.4
Household Durables	—	–0.3
Internet & Direct Marketing Retail	0.4	–0.1
Internet Software & Services	9.7	–4.1
IT Services	2.2	–0.9
Machinery	4.3	–1.2
Media	1.6	—
Metals & Mining	3.7	–1.7
Mortgage Real Estate Investment Trusts (REITs)	0.6	–0.2
Oil, Gas & Consumable Fuels	5.3	–1.8
Personal Products	1.4	–0.8
Pharmaceuticals	4.4	–1.5
Semiconductors & Semiconductor Equipment	2.4	–1.5
Software	7.4	–3.5
Specialty Retail	0.7	–0.5
Technology Hardware, Storage & Peripherals	0.2	—
Trading Companies & Distributors	0.8	–0.4
Subtotal	88.8	–40.4
Exchange-Traded Funds	—	–2.7
Short-Term Investments	55.4	—
Total Investments	144.2%	–43.1%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2018	Lazard Enhanced Opportunities Portfolio	Lazard Fundamental Long/Short Portfolio

ASSETS
Investments in securities, at fair value	$26,461,062	$58,586,138
Cash	40,232	—
Cash collateral due from broker on options	86,400	—
Receivables for:
Investments sold	421,884	763,477
Dividends and interest	110,859	55,665
Capital stock sold	—	1,540
Amount due from Investment Manager (Note 3)	10,154	—
Gross unrealized appreciation on forward currency contracts	5,464	—
Total assets	27,136,055	59,406,820

LIABILITIES
Securities sold short, at fair value	7,917,346	17,110,612
Due to custodian	—	2,278
Payables for:
Management fees	—	40,572
Accrued custodian fees	179,766	74,910
Accrued distribution fees	22	1,245
Capital stock redeemed	—	4,764,550
Investments purchased	651,113	837,423
Dividends on securities sold short	7,362	43,177
Written options, at fair value	7,703	—
Other accrued expenses and payables	22,723	38,820
Total liabilities	8,786,035	22,913,587
Net assets	$18,350,020	$36,493,233

NET ASSETS
Paid in capital	$18,909,485	$42,831,408
Undistributed (Distributions in excess of) net investment income (loss)	(14,002)	(352,204)
Accumulated net realized gain (loss)	(617,689)	(8,178,751)
Net unrealized appreciation (depreciation) on:
Investments	226,964	2,836,972
Securities sold short	(158,495)	(644,192)
Foreign currency translations	(136)	—
Forward currency contracts	5,464	—
Written options	(1,571)	—
Net assets	$18,350,020	$36,493,233

Institutional Shares
Net assets	$18,242,609	$31,684,032
Shares of capital stock outstanding*	2,091,210	2,832,431
Net asset value, offering and redemption price per share	$8.72	$11.19

Open Shares
Net assets	$107,411	$4,809,201
Shares of capital stock outstanding*	12,334	434,529
Net asset value, offering and redemption price per share	$8.71	$11.07

Cost of investments in securities	$26,234,098	$55,749,166
Proceeds received from securities sold short	$7,758,851	$16,466,420
Proceeds received from written options	$6,132	$—

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

Semi-Annual Report   21

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2018	Lazard Enhanced Opportunities Portfolio	Lazard Fundamental Long/Short Portfolio

Investment Income (Loss)

Income
Dividends	$17,849	$553,905
Interest	245,018	—
Total investment income*	262,867	553,905

Expenses
Management fees (Note 3)	87,384	372,968
Custodian fees	106,048	29,908
Professional services	24,097	23,615
Registration fees	18,348	18,630
Shareholders’ reports	2,876	17,757
Shareholders’ services	12,403	13,096
Distribution fees (Open Shares)	138	7,819
Administration fees	2,602	4,818
Directors’ fees and expenses	2,748	3,638
Other	1,930	2,483
Total gross expenses before expenses on securities sold short	258,574	494,732
Broker expense on securities sold short	37,309	158,077
Dividend expense on securities sold short	39,989	225,051
Total gross expenses	335,872	877,860
Management fees waived and expenses reimbursed	(144,272)	(33,901)
Total net expenses	191,600	843,959
Net investment income (loss)	71,267	(290,054)

Net Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Foreign Currency Transactions, Forward Currency Contracts and Options
Net realized gain (loss) on:
Investments	381,663	7,402,809
Securities sold short	(190,490)	(2,993,304)
Foreign currency transactions	(13,431)	(13)
Forward currency contracts	14,088	—
Written options	17,392	—
Total net realized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts and options	209,222	4,409,492
Net change in unrealized appreciation (depreciation) on:
Investments	(393,384)	(6,162,664)
Securities sold short	220,011	846,971
Foreign currency translations	(172)	—
Forward currency contracts	11,693	—
Written options	(2,186)	—
Total net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency translations, forward currency contracts and options	(164,038)	(5,315,693)
Net realized and unrealized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts and options	45,184	(906,201)
Net increase (decrease) in net assets resulting from operations	$116,451	$(1,196,255)
* Net of foreign withholding taxes of	$71	$—

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Enhanced Opportunities Portfolio		Lazard Fundamental Long/Short Portfolio
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$71,267	$173,786	$(290,054)	$(1,937,131)
Net realized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts and options	209,222	562,543	4,409,492	5,642,790
Net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency translations, forward currency contracts and options	(164,038)	12,467	(5,315,693)	2,434,968
Net increase (decrease) in net assets resulting from operations	116,451	748,796	(1,196,255)	6,140,627
Distributions to shareholders
From net investment income
Institutional Shares	—	(274,175)	—	—
Open Shares	—	(1,785)	—	—
From net realized gains
Institutional Shares	—	(1,360,895)	—	—
Open Shares	—	(10,286)	—	—
Net decrease in net assets resulting from distributions	—	(1,647,141)	—	—
Capital stock transactions
Net proceeds from sales
Institutional Shares	4,222,243	3,913,116	5,419,734	22,134,379
Open Shares	—	2,100	1,347,490	6,160,051
Net proceeds from reinvestment of distributions
Institutional Shares	—	1,608,034	—	—
Open Shares	—	12,071	—	—
Cost of shares redeemed
Institutional Shares	(1,301,293)	(3,500,001)	(32,550,128)	(76,325,182)
Open Shares	(10,796)	(2,057)	(13,395,205)	(4,076,341)
Net increase (decrease) in net assets from capital stock transactions	2,910,154	2,033,263	(39,178,109)	(52,107,093)
Total increase (decrease) in net assets	3,026,605	1,134,918	(40,374,364)	(45,966,466)
Net assets at beginning of period	15,323,415	14,188,497	76,867,597	122,834,063
Net assets at end of period*	$18,350,020	$15,323,415	$36,493,233	$76,867,597
*Includes undistributed (distributions in excess of) net investment income (loss) of	$(14,002)	$(85,269)	$(352,204)	$(62,150)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	1,754,786	1,537,093	5,209,211	9,973,109
Shares sold	485,695	409,971	472,827	1,961,981
Shares issued to shareholders from reinvestment of distributions	—	181,646	—	—
Shares redeemed	(149,271)	(373,924)	(2,849,607)	(6,725,879)
Net increase (decrease)	336,424	217,693	(2,376,780)	(4,763,898)
Shares outstanding at end of period	2,091,210	1,754,786	2,832,431	5,209,211
Open Shares
Shares outstanding at beginning of period	13,575	12,204	1,451,456	1,267,969
Shares sold	—	224	118,003	548,164
Shares issued to shareholders from reinvestment of distributions	—	1,365	—	—
Shares redeemed	(1,241)	(218)	(1,134,930)	(364,677)
Net increase (decrease)	(1,241)	1,371	(1,016,927)	183,487
Shares outstanding at end of period	12,334	13,575	434,529	1,451,456

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

The Lazard Funds, Inc. Financial Highlights

LAZARD ENHANCED OPPORTUNITIES PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended			Period Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14*

Institutional Shares
Net asset value, beginning of period	$8.67	$9.16	$8.89	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.03	0.11 ^	0.05	(0.02)	—	(b)
Net realized and unrealized gain (loss)	0.02	0.40	0.35	(0.21)	—	(b)
Total from investment operations	0.05	0.51	0.40	(0.23)	—	(b)
Less distributions from:
Net investment income	—	(0.17)	(0.08)	(0.14)	—
Net realized gains	—	(0.83)	(0.05)	(0.35)	—
Return of capital	—	—	—	(0.39)	—
Total distributions	—	(1.00)	(0.13)	(0.88)	—
Net asset value, end of period	$8.72	$8.67	$9.16	$8.89	$10.00
Total Return (c)	0.58%	5.56%^	4.50%	–2.32%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,243	$15,206	$14,077	$4,823	$4,899
Ratios to average net assets (d):
Net expenses	2.15%	2.78%^	1.79%	1.70%	1.70%
Gross expenses	3.70%	5.02%^	3.60%	13.45%	69.35	%(e)
Gross expenses, excluding expenses on securities sold short	2.83%	3.45%	3.51%	13.45%	69.35%
Net investment income (loss)	0.80%	1.20%^	0.57%	–0.22%	–1.70%
Portfolio turnover rate:
Excluding securities sold short	238%	210%	247%	639%	37%
Including securities sold short	295%	310%	340%	N/A	N/A

	Six Months
Selected data for a share of capital	Ended	Year Ended			Period Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14*

Open Shares
Net asset value, beginning of period	$8.65	$9.15	$8.89	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.02	0.10 ^	0.04	(0.05)	—	(b)
Net realized and unrealized gain (loss)	0.04	0.37	0.33	(0.21)	—	(b)
Total from investment operations	0.06	0.47	0.37	(0.26)	—	(b)
Less distributions from:
Net investment income	—	(0.14)	(0.06)	(0.11)	—
Net realized gains	—	(0.83)	(0.05)	(0.35)	—
Return of capital	—	—	—	(0.39)	—
Total distributions	—	(0.97)	(0.11)	(0.85)	—
Net asset value, end of period	$8.71	$8.65	$9.15	$8.89	$10.00
Total Return (c)	0.69%	5.16%^	4.13%	–2.57%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$107	$117	$112	$110	$100
Ratios to average net assets (d):
Net expenses	2.39%	3.01%^	2.07%	1.95%	1.95%
Gross expenses	15.11%	16.40%^	15.58%	26.46%	69.36	%(e)
Gross expenses, excluding expenses on securities sold short	14.26%	14.85%	15.46%	26.46%	69.36%
Net investment income (loss)	0.55%	1.06%^	0.45%	–0.46%	–1.95%
Portfolio turnover rate:
Excluding securities sold short	238%	210%	247%	639%	37%
Including securities sold short	295%	310%	340%	N/A	N/A

†	Unaudited.
^	A one-time voluntary reimbursement by the administrator increased the net investment income per share amount of $0.04 per share. For Institutional Shares and Open Shares, the one-time voluntary reimbursement by the administrator increased the total return ratio by 0.49%, decreased the gross expense and net expense ratios by 0.44% and increased the net investment income (loss) ratio by 0.44%.
*	The Portfolio commenced operations on December 31, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2014.

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

LAZARD FUNDAMENTAL LONG/SHORT PORTFOLIO

	Six Months				For the Period
Selected data for a share of capital	Ended	Year Ended			4/30/14* to
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$11.56	$10.94	$11.89	$11.26	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	(0.06)	(0.20)	(0.05)	(0.31)	(0.14)
Net realized and unrealized gain (loss)	(0.31)	0.82	(0.90)	0.98	1.55
Total from investment operations	(0.37)	0.62	(0.95)	0.67	1.41
Less distributions from:
Net realized gains	—	—	—	(0.04)	(0.15)
Return of capital	—	—	—	— (b)	—
Total distributions	—	—	—	(0.04)	(0.15)
Redemption fees	—	—	— (b)	— (b)	—
Net asset value, end of period	$11.19	$11.56	$10.94	$11.89	$11.26
Total Return (c)	–3.20%	5.67%	–7.99%	5.97%	14.15%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,684	$60,241	$109,058	$174,601	$40,273
Ratios to average net assets (d):
Net expenses	3.14%	3.55%	3.15%	3.56%	3.20%
Gross expenses	3.25%	3.55%	3.15%	3.59%	5.51%
Gross expenses, excluding expenses on securities sold short	1.81%	1.63%	1.57%	1.73%	4.01%
Net investment income (loss)	–1.06%	–1.75%	–0.44%	–2.64%	–1.94%
Portfolio turnover rate:
Excluding securities sold short	96%	104%	257%	183%	132%
Including securities sold short	120%	180%	313%	263%	277%

	Six Months				For the Period
Selected data for a share of capital	Ended	Year Ended			4/30/14* to
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$11.45	$10.86	$11.84	$11.24	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	(0.08)	(0.23)	(0.10)	(0.33)	(0.17)
Net realized and unrealized gain (loss)	(0.30)	0.82	(0.88)	0.97	1.56
Total from investment operations	(0.38)	0.59	(0.98)	0.64	1.39
Less distributions from:
Net realized gains	—	—	—	(0.04)	(0.15)
Return of capital	—	—	—	— (b)	—
Total distributions	—	—	—	(0.04)	(0.15)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$11.07	$11.45	$10.86	$11.84	$11.24
Total Return (c)	–3.32%	5.43%	–8.28%	5.71%	14.05%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,809	$16,626	$13,776	$46,766	$10,808
Ratios to average net assets (d):
Net expenses	3.35%	3.85%	3.42%	3.81%	3.41%
Gross expenses	3.64%	3.85%	3.42%	3.89%	6.28%
Gross expenses, excluding expenses on securities sold short	2.23%	1.92%	1.85%	2.02%	4.82%
Net investment income (loss)	–1.33%	–2.04%	–0.88%	–2.89%	–2.34%
Portfolio turnover rate:
Excluding securities sold short	96%	104%	257%	183%	132%
Including securities sold short	120%	180%	313%	263%	277%
†	Unaudited.
*	The Portfolio commenced operations on April 30, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2018 (unaudited)

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-four no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of Enhanced Opportunities and Fundamental Long/Short Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios are operated as “non-diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance

26  Semi-Annual Report

with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income and dividend expenses on short sales are recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

Semi-Annual Report  27

During the period ended June 30, 2018, the Enhanced Opportunities Portfolio traded in forward currency contracts.

(d) Options Transactions—For hedging and investment purposes, the Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets.

The risk involved in writing an option is that the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the period ended June 30, 2018, the Enhanced Opportunities Portfolio traded in options transactions.

(e) Short Sales—A short sale is a transaction in which a Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. A Portfolio realizes a gain or loss upon closing of the short sale

(returning the security to the counterparty by way of purchase or delivery of a long position owned). Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Portfolio may have to pay a fee to borrow the particular security and is liable to the buyer for any dividends or interest payable on securities while those securities are in a short position. These dividends and interest amounts are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed as of June 30, 2018, pursuant to short sale arrangements, the Portfolios have a right to set off any assets held (including the borrowed securities) or obligations owed to the lender (State Street), in the event of the lender’s default, against any obligations owed by the lender to the Portfolios under any agreement or collateral document, including the collateral value of the Securities Loan Collateral, as that term is defined in the Securities Lending and Services Agreement between the Portfolios and State Street. At June 30, 2018, the Enhanced Opportunities and Fundamental Long/Short Portfolios had pledged $16,030,497 and $21,433,919, respectively, of long securities as collateral under such arrangements.

For the period ended June 30, 2018, the Portfolios received proceeds from securities sold short and purchased to cover short positions as follows:

Portfolio	Proceeds from Securities Sold Short	Purchased to Cover Short Positions

Enhanced Opportunities	$25,798,625	$25,731,703
Fundamental Long/Short	22,102,529	39,236,481

(f) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue

28  Semi-Annual Report

Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2017, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term

Fundamental Long/Short	$(12,209,845)

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2017, the Portfolios had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

		Aggregate	Aggregate	Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)

Enhanced Opportunities	$18,469,115	$911,558	$839,196	$72,362
Fundamental Long/Short	39,282,746	4,353,412	2,160,632	2,192,780

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(g) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of net operating losses, foreign currency transactions, wash sales, certain fund expenses and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(h) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Semi-Annual Report  29

(i) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(k) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Enhanced Opportunities (a)	0.95%
Fundamental Long/Short	1.40

(a)	From January 1, 2018 to January 18, 2018, percentage was 1.30%.

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolios until May 1, 2019 if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name on table below, the Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expense.

Portfolio	Institutional Shares	Open Shares

Enhanced Opportunities (a)	1.25%	1.50%
Fundamental Long/Short	1.70	1.95

(a)	From January 1, 2018 to January 18, 2018, percentages were 1.60% and 1.85%, respectively.

During the period ended June 30, 2018, the Investment Manager waived its management fees and reimbursed the Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

Enhanced Opportunities	$86,841	$50,440	$543	$6,448
Fundamental Long/Short	25,055	—	8,846	—

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

30  Semi-Annual Report

State Street provides the Fund with custody and certain fund administration and accounting services.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

DST is the Fund’s transfer and dividend disbursing agent. For its services, DST receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. DST has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Effective January 1, 2018, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $22,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the funds in the Lazard Fund Complex at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments and short sales) for the period ended June 30, 2018 were as follows:

Portfolio	Purchases	Sales

Enhanced Opportunities	$33,681,612	$30,613,721
Fundamental Long/Short	44,720,309	78,216,657

For the period ended June 30, 2018, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At June 30, 2018, the Investment Manager owned 29.50% of the outstanding shares of the Enhanced Opportunities Portfolio.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2018, the Portfolios had no borrowings under the Agreement.

Semi-Annual Report  31

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager generally does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of

32  Semi-Annual Report

non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount. “The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

(e) Underlying Funds Risk—Shares of ETFs, closed-end funds and exchange-traded notes (“ETNs” and collectively with ETFs and closed-end funds, “Underlying Funds”) in which certain Portfolios invest may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. A Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not registered under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make interest payments.

These Portfolios may be limited by the 1940 Act in the amount of their assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) on which the Portfolios may rely or an exemption is available.

Many ETFs have received an exemptive order from the SEC providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs and closed-end funds, and a Portfolio’s reliance on an order is conditioned on compliance with certain conditions of the order. If an exemptive order has not been received and an exemption is not available under the 1940 Act, the Portfolio will be limited in the amount it can invest in Underlying Funds that are registered investment companies to: (1) 3% or less of an Underlying Fund’s voting shares, (2) an Underlying Fund’s shares in value equal to or less than 5% of the Portfolio’s assets and (3) shares of Underlying Funds in the aggregate in value equal to or less than 10% of the Portfolio’s total assets.

(f) Short Position Risk—Short sales or positions may involve substantial risks. If a short position appreci-

Semi-Annual Report  33

ates in value during a period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, a Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Short sales of securities also may involve additional transaction-related costs such as those in connection with borrowing the securities sold short.

There is a risk that certain Portfolios may be unable to fully implement their investment strategies due to a lack of available securities to borrow to effect short sales or for some other reason.

When seeking to effect short sales of securities, a Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. In addition, a Portfolio may not always be able to close out a short sale position at a particular time or at an acceptable price. If the lender of a borrowed security requires a Portfolio to return the security to it on short notice, and the Portfolio is unable to borrow the security from another lender, the Portfolio may have to buy the borrowed security at an unfavorable price, resulting in a loss. In addition, there is a risk that the collateral pledged to the Portfolio’s custodian to secure securities borrowings in connection with short sales of securities may not be returned to the Portfolio or may not be returned in a timely manner.

It is possible that the market value of the securities a Portfolio holds in long positions will decline at the same time that the market value of the securities to which the Portfolio has short exposure increases, thereby increasing the Portfolio’s potential volatility.

(g) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on ETFs and ETNs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

34  Semi-Annual Report

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the

Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Semi-Annual Report  35

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of June 30, 2018:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

Enhanced Opportunities Portfolio
Assets:
Common Stocks*	$12,174	$—	$—	$12,174
Convertible Corporate Bonds*	—	16,077,070	—	16,077,070
Preferred Stocks*	198,496	—	—	198,496
Purchased Options*	1,861	10,773	—	12,634
Short-Term Investments	10,160,688	—	—	10,160,688
Other Financial Instruments†
Forward Currency Contracts	—	5,464	—	5,464
Total	$10,373,219	$16,093,307	$—	$26,466,526
Liabilities:
Securities Sold Short
Common Stocks*
Bermuda	$(82,188)	$—	$—	$(82,188)
Canada	(84,870)	—	—	(84,870)
Cayman Islands	(41,005)	—	—	(41,005)
China	(239,400)	—	—	(239,400)
France	—	(138,908)	—	(138,908)
Israel	(29,990)	—	—	(29,990)
Japan	—	(192,102)	—	(192,102)
Monaco	(29,890)	—	—	(29,890)
Netherlands	—	(35,731)	—	(35,731)
Thailand	(42,285)	—	—	(42,285)
United Kingdom	(40,138)	—	—	(40,138)
United States	(6,468,073)	—	—	(6,468,073)
Exchange-Traded Funds	(492,766)	—	—	(492,766)
Other Financial Instruments†
Written Options	(2,159)	(5,544)	—	(7,703)
Total	$(7,552,764)	$(372,285)	$—	$(7,925,049)
Fundamental Long/Short Portfolio
Assets:
Common Stocks*	$34,533,085	$—	$—	$34,533,085
Short-Term Investments	24,053,053	—	—	24,053,053
Total	$58,586,138	$—	$—	$58,586,138
Liabilities:
Securities Sold Short
Common Stocks*	$(17,110,612)	$—	$—	$(17,110,612)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

36  Semi-Annual Report

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Enhanced Opportunities Portfolio can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

There were no transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2018.

10. Derivative Instruments

The Enhanced Opportunities Portfolio may use derivative instruments, including forward currency contracts or options.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The Portfolio may write or purchase a call or put option to seek to realize, through the receipt of premiums or changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

During the period ended June 30, 2018, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$900,000

The Portfolio traded in purchased options having an average monthly value of less than $50,000.

The Portfolio also traded in written options having an average monthly value of less than $50,000.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2018:

Fair Value

Asset Derivatives
Equity Risk:
Investments in securities, at fair value	$12,634
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$5,464
Liability Derivatives
Equity Risk:
Written options, at fair value	$7,703

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018 was:

Amount

Realized Gain (Loss) on Derivatives
Equity Risk:
Net realized gain (loss) on investments	$(4,594)
Net realized gain (loss) on written options	$17,392
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$14,088
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Net change in unrealized appreciation (depreciation) on investments	$766
Net change in unrealized appreciation (depreciation) on written options	$(2,186)
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$11,693

During the period ended June 30, 2018, the Fundamental Long/Short Portfolio did not trade in derivative instruments.

As of June 30, 2018, the Enhanced Opportunities Portfolio held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

Semi-Annual Report  37

The required information for the affected Portfolio is presented in the below table, as of June 30, 2018:

Enhanced Opportunities Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$5,464	$—	$5,464

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

State Street Bank and Trust Co.	$5,464	$—	$—	$5,464

11. Subsequent Events

Subsequent to June 30, 2018, the Board approved the liquidation of Fundamental Long/Short Portfolio. A liquidation payment of Fundamental Long/Short Portfolio’s net assets is anticipated to be distributed to shareholders on or about September 28, 2018.

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that, aside from item previously disclosed, there were no subsequent events that required adjustment or disclosure.

38  Semi-Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (64)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Cornell Law School, Adjunct Professor (2013 – 2016)

Kenneth S. Davidson (73)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Nancy A. Eckl (55)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (67 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (47)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (74)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – present)

Robert M. Solmson (70)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Semi-Annual Report  39

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Ashish Bhutani (58)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (45)	Director (October 2017) Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)
Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2018, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

40  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (48)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Christopher Snively (33)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (59)	Treasurer (May 2003)	Vice President of the Investment Manager

Tamar Goldstein (43)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (36)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (43)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

Semi-Annual Report  41

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 26-27, 2018 the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive sessions separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds Complex of 41 active funds comprises approximately $36 billion of the approximately $252 billion of total assets under the management of the

Investment Manager and its global affiliates as of March 31, 2018).

The Board considered the various services provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing and shareholder servicing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels. The Board accepted management’s assertion that the Fund benefits from the services and infrastructure provided by the Investment Manager and that such services and infrastructure are greater than those typically provided to a $36 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, comparing the advisory fee and expense ratio (each through December 31, 2017) of each Portfolio and performance (through March 31, 2018) of each Portfolio to those of a group of comparison funds selected by Strategic Insight (each, a “Group”) and the Portfolio’s broader Morningstar category (each, a “Category”). Strategic Insight’s analyses were for the Institutional Shares and Open Shares of each Portfolio, so that references to the performance or expense ratio of a Portfolio or regarding comparisons involving, or

42  Semi-Annual Report

rankings of, a Portfolio herein refer to those of a Portfolio’s share class unless otherwise stated or the context otherwise requires. The Strategic Insight comparisons ranked each Portfolio in a quintile of the Portfolio’s Group and Category (with the first quintile being the most favorable quintile and the fifth quintile being the least favorable). Representatives of the Investment Manager discussed with the Board the methodology used by Strategic Insight in constructing the Groups, noting the limitations of the process.

Advisory Fee and Expense Ratio. The Board discussed the management fee paid to the Investment Manager (referred to in the Strategic Insight materials as the “advisory fee”) and expense ratio (as limited by the Investment Manager (“net”)) for each Portfolio and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratio for each Portfolio to their respective Group and Category medians. The Board considered that the Investment Manager continues to voluntarily enter into expense limitation agreements for both Portfolios (pursuant to which, as shown in the Strategic Insight materials, the Investment Manager was waiving its advisory fee and/or reimbursing expenses for the Enhanced Opportunities Portfolio).

For both share classes of each Portfolio, the gross advisory fee and expense ratio ranked in one of the top three quintiles of the relevant Group, except for the expense ratio of the Open Shares of the Fundamental Long/Short Portfolio, which ranked in the fourth quintile (only nine basis points above the median).

The Board also considered fees paid to the Investment Manager by any funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as any of the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with any such funds, “Similar Accounts”). The Board discussed the fees paid to the Investment Manager by the Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the significant differences in services provided by the Investment Manager to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Board considered the relevance of the fee information provided for Similar Accounts, in light of the Investment Manager’s discussion of the significant differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

Performance. When evaluating the performance of each Portfolio, the Board considered Strategic Insight’s performance analysis along with other information provided by, and discussions with, the Investment Manager’s representatives. Strategic Insight’s analyses compared each Portfolio’s performance to that of the funds in the relevant Group and Category over one- and three-year periods ended March 31, 2018. The Board considered that the Enhanced Opportunities Portfolio (both share classes) ranked in the first quintile of the Group for the three-year period and that the performance of the Fundamental Long/Short Portfolio (both share classes) was in fifth quintile of the Group for the three-year period.

For the Fundamental Long/Short Portfolio, the Board noted that the Portfolio’s one-year performance (both share classes) ranked in the fourth quintile of the Group, showing some improvement in performance relative to that of the funds in the Group.

Representatives of the Investment Manager discussed for each Portfolio the Investment Manager’s expectations for and explanations of performance and, when appropriate, actions to be taken in respect of certain Portfolios’ performance.

Investment Manager Profitability and Economies of Scale

The Board reviewed information prepared by the Investment Manager for each Portfolio concerning the estimated profitability percentage of the Management Agreement to the Investment Manager and its affiliates, calculated using the actual revenues earned for the calendar year ended December 31, 2017 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s rep-

Semi-Annual Report  43

resentatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits (as applicable). The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any other significant indirect benefits from the Investment Manager acting as investment manager to the Portfolios. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the estimated profitability percentages are not unreasonable in light of the services provided and other factors. The Board (1) considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager (including the nature, extent and quality of such services), and (2) evaluated the profitability in light of the relevant circumstances for each Portfolio (including the size of each Portfolio and the trend in asset growth or decline). Representatives of the Investment Manager and the Board discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of profits back into its business, waiving or reducing Portfolio management fees and/or reimbursing expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting management fees at inception that account for future scale. It was noted that, for Portfolios with declining or stable assets, or a low level of assets, the potential that the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $252 billion global asset management business.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services provided.

•	Because the Board reviewed regularly the overall performance of each Portfolio (comparing it to various measures and considering the Portfolio’s objective and investment program and the Investment Manager’s expectations for and explanations of performance), after inquiry and discussion the Board was satisfied that the Investment Manager satisfactorily explained each Portfolio’s performance or actions to address performance.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the

44  Semi-Annual Report

operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices, as well as the Investment Manager’s expectations for and explanations of performance; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge of the Fund, gained through meetings and other interactions with the Investment Manager, and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Semi-Annual Report  45

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

http://www.proskauer.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com LZDPS031

Lazard Funds Semi-Annual Report

June 30, 2018

Asset Allocation Funds

Lazard Opportunistic Strategies Portfolio

Lazard Global Dynamic Multi-Asset Portfolio

PRIVACY NOTICE

WHAT DOES LAZARD DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. U.S. federal law gives our clients the right to limit some but not all sharing. U.S. federal and other applicable law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing advisory services to you. The legal basis for our collection of your personal information is our contract with you and our legitimate business interest to provide contractual services to you. The collection of this information is necessary for us to be able to provide advisory services to you and the failure to provide such information will result in our inability to provide our services. This information includes your social security number (for U.S. persons) and may include other information such as your:

●	Assets and income;

●	Investment experience;

●	Transaction history;

●	Credit history; and

●	Wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example, when you give us your contact information, enter into an investment advisory contract with us, buy securities (i.e., interests in a fund) from us, direct us to buy or sell securities for your account, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates1 or other non-affiliated companies (such as credit bureaus).

How we use this information. All financial companies need to share customers’ personal information to run their everyday business and we use the personal information we collect from you for our everyday business purposes. These purposes may include for example:

●	To provide advisory services to you;

●	To open an account for you;

●	To process a transaction for your account;

●	To market products and services to you; and/or

●	To respond to court orders and legal investigations.

If you are an investor located within a European Union country, please note that personal information may be collected, shared and/or stored outside of the European Union.

[1]	Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker, counterparty, fund administrator or third party service provider that aggregates data in a central repository for access by a broker, counterparty or fund administrator to provide its services. We may also disclose such information to service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you. We require third party service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. These sharing practices are consistent with applicable privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the U.S. federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with non-affiliates for them to market to you). We may also share your personal information with non-affiliates (such as a government agency or regulatory authority) as required by applicable law.

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

How long we keep your personal information. We retain your personal information for the duration of your advisory relationship with us and for a period of time thereafter as required by applicable law.

Your rights with respect to this information. If you are an investor located within a European Union country, you have the following rights with respect to your personal information:

●	The right to request and obtain a copy of your personal information that we maintain;

●	The right to correct your personal information that we maintain;

●	The right to request the erasure of your personal information from our systems, subject to applicable recordkeeping requirements applicable to us; and

●	The right to lodge a complaint with a supervisory authority.

Who is providing this Privacy Notice. This Privacy Notice relates to the following entities:

●	Lazard Asset Management LLC

●	Lazard Asset Management (Canada), Inc.[2]

●	Lazard Asset Management Securities LLC

Who to contact with questions. If you have any questions about this Privacy Notice, please call (800) 823-6300 or visit our website at http://www.lazardassetmanagement.com.

[2]	Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
5	Performance Overviews
7	Information About Your Portfolio’s Expenses
8	Portfolio Holdings Presented by Sector
9	Portfolios of Investments
9	Lazard Opportunistic Strategies Portfolio
11	Lazard Global Dynamic Multi-Asset Portfolio
22	Notes to Portfolios of Investments
24	Statements of Assets and Liabilities
25	Statements of Operations
26	Statements of Changes in Net Assets
27	Financial Highlights
29	Notes to Financial Statements
43	Board of Directors and Officers Information
46	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

Global equity and debt markets were mixed in the first half of 2018. While US markets gained, most other developed markets pulled back. In June, the Federal Reserve (Fed) raised interest rates for the seventh time since the global financial crisis, which contributed to broad-based US dollar strength and put pressure on emerging markets assets.

In February, the S&P 500® Index recorded its first 10% correction in two years. US equity markets, however, bounced back to end the first half in positive territory, thanks to strong corporate earnings growth and economic data. Fourth quarter 2017 and first quarter 2018 annualized US GDP growth exceeded expectations and the US unemployment rate reached an 18-year low in the second quarter. Accelerating inflation helped lift long-term interest rates, with the 10-year US Treasury yield rising above 3% in April for the first time in more than four years.

Political uncertainty has risen in Europe, but our Europe-based teams believe that the euro zone economy appears strong enough to withstand this turbulence. Italy has been the chief source of political concerns, but the populist coalition government has stepped back from some of its controversial proposals and softened its anti-euro rhetoric. Overall, European equity markets declined during the first six months of 2018, giving back some of their 2017 gains.

Emerging markets equity and debt were more volatile during the first half of 2018 and were weighed down by escalating US-China trade tensions, a stronger US dollar, and new, more severe US sanctions on Russia. However, emerging markets equity fundamentals remain strong, with stable-to-higher earnings growth estimates for 2018 and 2019 (as of June). A streak of weakness in emerging markets debt from February through June also appears to have created some attractive valuation opportunities in the asset class.

We remain focused on fundamental stock selection and will continue to seek to identify value opportunities for our Portfolios. We appreciate your confidence in Lazard and feel privileged that you have turned to us for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

Asset Allocation

Global developed equity markets closed the first six months of the year virtually flat, in US dollar terms. However, this result masked significant volatility–especially when compared to the historically low volatility environment markets experienced in 2017. Equities started the year with a surge that culminated with a sharp correction in early February, with many commentators attributing this move to a spike in US Treasury yields. Developed equity markets lost ground through the first quarter but recovered in the second quarter. In this environment, interest rate–sensitive sectors such as financials and telecom services performed poorly. On the other hand, the information technology sector continued to rally despite already strong returns in 2017. The energy sector also had strong performance as it was bolstered by rising oil prices. For the period, US stocks led among the major developed regions while Europe, the United Kingdom, and Japan had negative returns. Emerging markets shares suffered big losses in the first six months of the year, retreating almost 7% on the back of trade concerns and weakening currencies.

Global bond markets were negative and volatile during the period. Slightly softer economic data (especially relative to the United States) across Europe and other regions, as well as a spike in Italian bond yields due to local politics, began to cast a shadow on an otherwise healthy economic picture. Investment grade and high yield bonds generally underperformed government bonds due in part to investor risk aversion.

The Fed tightened interest rates in March and June, setting a new 2% upper target for the federal funds rate. The 10-year US Treasury yield briefly broke above the closely watched 3.00% level in mid-April, and again in late-May, and closed the period at 2.86%. The European Central Bank signaled plans to end its bond-buying program but, along with Bank of Japan and other central banks, it continues to postpone any rate normalization plans.

The US dollar strengthened significantly as it rallied in the second quarter following a generally weakening trend over the last 18 months. In this setting, currency markets were very active, where both major and minor currencies lost ground versus the US dollar. Year to date, among G10 currencies, only the Japanese yen and Norwegian krone gained against the US dollar. In emerging markets currencies, the Colombian peso went higher but some of its emerging markets peers suffered double-digit losses versus the US dollar.

Lazard Opportunistic Strategies Portfolio

For the six months ended June 30, 2018, the Lazard Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of –2.55%, while Open Shares posted a total return of –2.75%, as compared with the 0.43% return for the MSCI World® Index and –0.39% return for the Global Asset Allocation Blended Index.1

Trending investments, which represented 47% of the Portfolio at the end of the period, underperformed both indices. Positions in North American technology and software contributed to performance. Exposure to financials, industrials, and materials companies detracted from performance. We held part of our industrials exposure through a basket of short-cycle industrials companies using a swap position, which was sold during the period.

Diversifying investments, which represented 45% of the Portfolio at the end of the six month period, outperformed the broad US fixed income market (as measured by the Bloomberg Barclays US Aggregate® Index), but underperformed both the Global Asset Allocation Blended Index and the MSCI World Index. A position in US utilities companies helped while a position in short-term investment grade corporate bonds hurt the Portfolio.

Contrarian investments, which represented 8% of the Portfolio at the end of the period, underperformed both indices. Exposure to US energy sector companies, as well as oil and gas services companies, added value. Exposure to European equities, Japanese equities, and Japanese chemical companies detracted from performance. We held exposure to the basket of Japanese chemical companies through a swap position.

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Lazard Global Dynamic Multi-Asset Portfolio

For the six months ended June 30, 2018, the Lazard Global Dynamic Multi-Asset Portfolio’s Institutional Shares posted a total return of –0.52%, while Open Shares posted a total return of –0.70%, as compared with the –0.43% return for the MSCI World Index and –0.46% return of its blended benchmark, which is a 50/50 blend of the MSCI World Index and the Bloomberg Barclays Global Aggregate® Index (the “GDMA Index”).

Performance was helped by the Portfolio’s overweight to equity versus fixed income and stock selection in the energy, financials, and health care sectors. Stock selection in Australia, Canada, and Norway was additive to returns, as was an underweight to bonds in peripheral Europe in the fixed income allocation. Security selection within fixed income, namely positions in Australia, New Zealand, Canada, and Norway, also contributed to returns. Finally, within fixed income, underweight exposure to the Canadian dol-

lar, the British pound, and the euro; and overweight exposure to the Australian dollar and New Zealand dollar helped performance.

The Portfolio’s performance was hurt by stock selection in the consumer discretionary and utilities sectors as well as stock selection in Germany and the United States. Country allocation within fixed income—underweight exposure to core Europe and Japan; and overweight exposure to Singapore, the United States, Czech Republic, and Hungary—detracted from performance. Within term structure positioning in fixed income an underweight to long maturity Canadian bonds was detrimental to returns. Lastly, currency management within fixed income was hurt by an overweight exposure to the Mexican peso and Swedish krona.

The Portfolio uses currency forwards opportunistically and for hedging purposes. The impact of these instruments was slightly positive over the six month period.

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer and dividend disbursing agent (“DST”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Returns for a period of less than one year are not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2018; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	The Global Asset Allocation Blended Index is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Bloomberg Barclays US Aggregate Index and is rebalanced quarterly.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Opportunistic Strategies Portfolio, MSCI World® Index and Global Asset Allocation Blended Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One Year	Five Years	Ten Years
Institutional Shares**	5.70%	6.46%	3.99%
Open Shares**	5.40%	6.06%	3,62%
MSCI World Index	11.09%	9.94%	6.26%
Global Asset Allocation Blended Index	6.40%	6.91%	5.67%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”), if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices. The Global Asset Allocation Blended Index is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Bloomberg Barclays US Aggregate® Index and is rebalanced quarterly. The Bloomberg Barclays US Aggregate Index covers the investment-grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard Global Dynamic Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Dynamic Multi-Asset Portfolio, MSCI World Index and GDMA Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One Year	Since Inception	†
Institutional Shares**	9.35%	9.39%
Open Shares**	9.02%	9.05%
MSCI World Index	11.09%	13.19%
GDMA Index	6.20%	7.01%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices. The GDMA Index is a blended index constructed by the Investment Manager that is comprised of 50% MSCI World Index and 50% Bloomberg Barclays Global Aggregate® Index and is rebalanced monthly. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 27, 2016.

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The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2018 through June 30, 2018 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Portfolio	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18 - 6/30/18	Annualized Expense Ratio During Period 1/1/18 - 6/30/18

Opportunistic Strategies
Institutional Shares
Actual	$1,000.00	$974.50	$4.99	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.74	$5.11	1.02%
Open Shares
Actual	$1,000.00	$972.50	$6.46	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.61	1.32%

Global Dynamic Multi-Asset
Institutional Shares
Actual	$1,000.00	$994.80	$4.45	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Open Shares
Actual	$1,000.00	$993.00	$5.93	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01	1.20%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

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The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2018 (unaudited)

Asset Class/Sector*	Lazard Opportunistic Strategies Portfolio

Equity†
Consumer Discretionary	2.7%
Consumer Staples	9.6
Energy	3.6
Financials	9.7
Health Care	1.4
Industrials	10.7
Information Technology	8.8
Materials	12.2
Real Estate	0.5
Telecommunication Services	0.3
Utilities	8.4
Fixed Income	9.9
Short-Term Investments	22.2
Total Investments	100.0%

Sector*	Lazard Global Dynamic Multi- Asset Portfolio

Consumer Discretionary	10.3%
Consumer Staples	6.4
Energy	4.3
Financials	15.0
Health Care	9.1
Industrials	11.5
Information Technology	14.1
Materials	2.9
Real Estate	3.1
Telecommunication Services	2.7
Utilities	2.8
Municipal	0.6
Sovereign Debt	12.8
US Treasury Securities	2.6
Short-Term Investments	1.8
Total Investments	100.0%

*	Represents percentage of total investments.

†	Equity sector breakdown is based upon the underlying holdings of exchange-traded funds and closed-end management investment companies held by the Portfolio.

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The Lazard Funds, Inc. Portfolios of Investments June 30, 2018 (unaudited)

Description	Shares	Fair Value

Lazard Opportunistic Strategies Portfolio

Exchange-Traded Funds | 77.3%

Equity Funds | 67.0%
Communication Services Select Sector SPDR Fund (*)	52,150	$2,582,989
Energy Select Sector SPDR Fund	52,700	4,002,038
Financial Select Sector SPDR Fund	253,035	6,728,201
Industrial Select Sector SPDR Fund	180,100	12,900,563
Invesco S&P 500 Equal Weight ETF	63,500	6,470,015
iShares Global Materials ETF	150,300	10,106,172
iShares North American Tech ETF	20,400	3,934,956
iShares North American Tech-Software ETF	25,000	4,567,000
SPDR S&P Bank ETF	94,900	4,475,484
Vanguard Consumer Staples ETF	98,000	13,158,460
Vanguard S&P 500 ETF	26,300	6,562,113
Vanguard Utilities ETF	101,600	11,781,536
		87,269,527
Fixed-Income Funds | 10.3%
Goldman Sachs Treasury Access 0-1 Year ETF	65,080	6,517,079
iShares iBoxx $ Investment Grade Corporate Bond ETF	60,695	6,953,826
		13,470,905
Total Exchange-Traded Funds (Cost $96,109,281)		100,740,432
Description	Shares	Fair Value

Closed-End Management Investment Companies | 4.1%
Royce Value Trust, Inc. (Cost $4,585,988)	338,290	$5,344,982

Rights | 0.0%
Royce Value Trust, Inc., Expires 07/03/18 (‡) (Cost $0)	338,290	8,457

Short-Term Investments | 23.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $30,180,597)	30,180,597	30,180,597

Total Investments | 104.5% (Cost $130,875,866)		$136,274,468

Liabilities in Excess of Cash and Other Assets | (4.5)%		(5,889,053)

Net Assets | 100.0%		$130,385,415

Total Return Swap Agreements open at June 30, 2018:

Pay	Currency	Counterparty	Notional Amount	Expiration Date	Receive	Payment Frequency	Unrealized Depreciation

1 Month JPY LIBOR plus 0.40%	JPY	GSC	$7,230,053	06/14/19	Appreciation, and dividends paid, on securities in a custom momentum basket	Monthly	$335,127	*

*	Include accrued dividends and financing charges of $5,439.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  9

Lazard Opportunistic Strategies Portfolio (concluded)

The following table represents the shares of the individual securities and related fair values underlying the custom total return basket swap agreements with GSC, as of June 30, 2018:

Securities	Shares	Fair Value

Air Water, Inc.	10,185	$187,114
Asahi Kasei Corp.	35,548	452,072
Daicel Corp.	15,977	176,917
DIC Corp.	5,192	162,272
Hitachi Chemical Co., Ltd.	6,390	129,004
Kansai Paint Co., Ltd.	8,388	174,400
Kuraray Co., Ltd.	9,985	137,629
Mitsubishi Chemical Holdings Corp.	68,699	575,457
Mitsubishi Gas Chemical Co., Inc.	8,987	203,738
Mitsui Chemicals, Inc.	6,990	186,239
Nippon Paint Holdings Co., Ltd.	14,179	610,890
Nitto Denko Corp.	4,394	332,666
Shin-Etsu Chemical Co., Ltd.	9,386	837,016
Showa Denko K. K.	13,580	603,478
Sumitomo Chemical Co., Ltd.	68,300	387,412
Taiyo Nippon Sanso Corp.	17,574	252,071
Tokai Carbon Co., Ltd.	30,955	556,661
Tokuyama Corp.	7,868	252,650
Toray Industries, Inc.	22,167	174,993
Tosoh Corp.	18,673	289,580
Zeon Corp.	17,974	212,667
Total Fair Value		$6,894,926

The accompanying notes are an integral part of these financial statements.

10  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio

Common Stocks | 74.5%

Australia | 2.2%
Aristocrat Leisure, Ltd.	5,219	$119,171
BlueScope Steel, Ltd.	3,731	47,558
Cochlear, Ltd.	485	72,109
CSL, Ltd.	3,112	444,897
Flight Centre Travel Group, Ltd.	610	28,719
Investa Office Fund REIT	7,257	28,109
Link Administration Holdings, Ltd.	4,496	24,434
Platinum Asset Management, Ltd.	9,632	41,300
Qantas Airways, Ltd.	17,078	78,093
Regis Resources, Ltd.	7,440	28,332
Sandfire Resources NL	7,330	49,916
Stockland REIT	9,980	29,414
Whitehaven Coal, Ltd.	6,646	28,557
		1,020,609
Austria | 0.1%
Erste Group Bank AG	845	35,226
Lenzing AG	113	13,636
		48,862
Belgium | 0.3%
Anheuser-Busch InBev SA/NV Sponsored ADR	1,155	116,378
Proximus SADP	1,089	24,562
		140,940
Canada | 3.4%
Air Canada (*)	1,256	20,302
BRP, Inc.	993	47,873
CAE, Inc.	6,798	141,202
Canadian National Railway Co.	2,080	170,040
Canfor Corp. (*)	1,973	47,485
CGI Group, Inc., Class A (*)	445	28,200
CI Financial Corp.	1,369	24,607
Colliers International Group, Inc.	561	42,682
Constellation Software, Inc.	65	50,409
National Bank of Canada	2,999	143,990
Norbord, Inc.	477	19,615
Northland Power, Inc.	1,300	24,257
Parex Resources, Inc. (*)	3,283	61,982
Quebecor, Inc., Class B	2,939	60,182
Rogers Communications, Inc., Class B	1,330	63,169
Royal Bank of Canada	1,130	85,086
Description	Shares	Fair Value

Suncor Energy, Inc.	4,406	$179,303
Tamarack Valley Energy, Ltd. (*)	7,682	26,938
Teck Resources, Ltd., Class B	2,688	68,475
The Toronto-Dominion Bank	4,389	253,984
		1,559,781
Denmark | 0.3%
Danske Bank A/S	2,560	80,012
DFDS A/S	277	17,675
H. Lundbeck A/S	466	32,721
		130,408
Faeroe Islands | 0.1%
Bakkafrost P/F	604	33,528

Finland | 0.3%
Fortum Oyj	2,369	56,507
Sampo Oyj, A Shares ADR	3,975	96,334
		152,841
France | 2.4%
AXA SA	4,873	119,385
Engie SA	6,155	94,195
Faurecia SA	128	9,109
Hermes International	45	27,504
Ipsen SA	169	26,488
Peugeot SA	1,991	45,401
Schneider Electric SE	843	70,120
Societe Generale SA	300	12,632
Thales SA	207	26,651
Total SA	8,114	493,423
Ubisoft Entertainment SA ADR (*)	6,740	147,370
Veolia Environnement SA	836	17,885
		1,090,163
Germany | 1.9%
Allianz SE	372	76,869
Continental AG	289	66,055
Continental AG Sponsored ADR	2,390	108,817
Covestro AG	1,907	170,041
Deutsche Lufthansa AG	5,321	127,957
Deutsche Telekom AG	1,375	21,339
Rheinmetall AG	444	49,031
RWE AG	844	19,237
SAP SE	171	19,755
Schaeffler AG (Preference Shares)	4,097	53,275
Siltronic AG	414	59,193
Symrise AG ADR	4,550	99,486
		871,055

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  11

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Hong Kong | 1.4%
AIA Group, Ltd. Sponsored ADR	4,245	$148,681
CK Asset Holdings, Ltd.	10,196	80,561
Hang Seng Bank, Ltd. Sponsored ADR	5,615	140,937
Kerry Properties, Ltd.	6,000	28,665
Swire Pacific, Ltd., Class A	4,000	42,264
Swire Properties, Ltd.	10,600	39,176
The Wharf Holdings, Ltd.	8,435	27,018
Wharf Real Estate Investment Co., Ltd.	2,585	18,357
Wheelock & Co., Ltd.	14,739	102,449
		628,108
Ireland | 0.1%
Shire PLC ADR	430	72,584

Israel | 0.5%
Bank Leumi Le-Israel BM	7,150	42,348
Israel Discount Bank, Ltd., ADR	3,200	96,352
Israel Discount Bank, Ltd., Class A	15,483	45,284
Nice, Ltd. (*)	288	29,891
		213,875
Italy | 0.8%
Assicurazioni Generali SpA	1,090	18,252
Enel SpA	34,157	189,234
Intesa Sanpaolo SpA	20,387	59,011
Poste Italiane SpA	3,086	25,765
Terna SpA	4,273	23,057
UniCredit SpA	2,168	36,057
		351,376
Japan | 6.1%
Amano Corp.	1,195	28,222
Central Japan Railway Co.	190	39,394
Daicel Corp.	5,967	65,945
Daito Trust Construction Co., Ltd.	255	41,441
Daiwa House Industry Co., Ltd. ADR	3,605	122,931
Dexerials Corp.	1,500	14,954
East Japan Railway Co.	1,700	162,814
Haseko Corp.	3,802	52,466
Japan Petroleum Exploration Co., Ltd.	2,400	62,554
Japan Post Holdings Co., Ltd.	7,600	83,206
Juki Corp.	900	9,046
Kamigumi Co., Ltd.	1,800	37,315
Kao Corp.	300	22,865
Kao Corp. ADR	6,770	103,520
KDDI Corp.	2,310	63,157
Description	Shares	Fair Value

Keyence Corp.	100	$56,399
Kinden Corp.	1,100	17,957
Kobe Bussan Co., Ltd.	300	14,777
Marvelous, Inc.	2,000	16,461
Maxell Holdings, Ltd.	900	15,142
Miraca Holdings, Inc.	600	17,864
Mitsubishi UFJ Financial Group, Inc.	31,477	178,531
Mitsui Chemicals, Inc.	500	13,273
MS&AD Insurance Group Holdings, Inc.	1,854	57,588
Nikkiso Co., Ltd.	2,100	21,270
Nishimatsu Construction Co., Ltd.	600	17,202
Nissan Motor Co., Ltd.	2,000	19,435
Nitto Denko Corp.	200	15,110
Nomura Holdings, Inc.	6,100	29,529
NTT DOCOMO, Inc.	8,918	227,130
Okumura Corp.	600	19,564
ORIX Corp.	1,613	25,475
Ryohin Keikaku Co., Ltd. ADR	2,130	149,270
Sekisui Chemical Co., Ltd.	3,300	56,186
Seven & I Holdings Co., Ltd.	1,100	47,946
Shikoku Electric Power Co., Inc.	3,800	50,818
Shin-Etsu Chemical Co., Ltd.	300	26,613
Sompo Holdings, Inc.	3,404	137,516
Start Today Co., Ltd.	600	21,722
Subaru Corp.	900	26,184
Sumitomo Heavy Industries, Ltd.	500	16,824
Sumitomo Mitsui Trust Holdings, Inc.	1,100	43,575
Takeuchi Manufacturing Co., Ltd.	813	17,064
Teijin, Ltd.	1,295	23,730
The 77 Bank, Ltd.	1,000	21,794
The Chiba Bank, Ltd.	3,000	21,137
The Chugoku Electric Power Co., Inc.	1,531	19,786
The Dai-ichi Life Insurance Co., Ltd.	5,100	90,715
Tokyo Gas Co., Ltd.	5,527	146,664
Tokyu Fudosan Holdings Corp.	2,800	19,710
Topcon Corp.	1,100	18,833
Toyobo Co., Ltd.	1,400	23,279
V Technology Co., Ltd.	100	18,458
Yamaha Corp. Sponsored ADR	2,185	115,018
		2,785,379
Malta | 0.1%
Kindred Group PLC	2,189	27,538

Netherlands | 0.9%
Euronext NV	374	23,735
Koninklijke Ahold Delhaize NV	1,775	42,465

The accompanying notes are an integral part of these financial statements.

12  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Royal Dutch Shell PLC, A Shares	3,891	$134,841
Wolters Kluwer NV	186	10,470
Wolters Kluwer NV Sponsored ADR	3,470	194,875
		406,386
New Zealand | 0.0%
Spark New Zealand, Ltd.	8,573	21,642

Norway | 1.8%
Aker BP ASA	666	24,529
DNO ASA (*)	26,628	49,000
Equinor ASA	19,101	505,535
Leroy Seafood Group ASA	7,139	48,091
Marine Harvest ASA	1,881	37,453
Salmar ASA	915	38,395
Telenor ASA	6,122	125,477
		828,480
Portugal | 0.1%
Galp Energia SGPS SA	1,446	27,496

Russia | 0.1%
Evraz PLC	8,405	56,372

Singapore | 0.9%
Best World International, Ltd.	19,100	17,385
City Developments, Ltd.	2,800	22,515
Oversea-Chinese Banking Corp., Ltd.	8,900	75,792
Oversea-Chinese Banking Corp., Ltd. ADR	6,270	107,186
Singapore Airlines, Ltd.	6,330	49,549
Singapore Technologies Engineering, Ltd.	20,900	50,358
UOL Group, Ltd.	11,900	66,371
Venture Corp., Ltd.	1,400	18,246
		407,402
Spain | 0.1%
Amadeus IT Group SA	355	27,971
Banco Bilbao Vizcaya Argentaria SA	2,144	15,143
Corporacion Financiera Alba SA	204	11,849
Mapfre SA	5,006	15,064
		70,027
Sweden | 1.1%
Assa Abloy AB ADR	7,895	83,292
Atlas Copco AB, Class B	864	22,595
Axfood AB	3,101	59,624
Boliden AB	1,675	54,201
Electrolux AB, Series B	2,600	59,170
Description	Shares	Fair Value

Hexagon AB ADR	2,000	$112,580
Nordea Bank AB Sponsored ADR	6,465	61,676
Swedish Orphan Biovitrum AB (*)	1,172	25,543
Volvo AB, Class B	1,682	26,792
		505,473
Switzerland | 1.7%
Adecco Group AG	243	14,356
Georg Fischer AG	32	41,009
Julius Baer Group, Ltd. ADR	6,375	74,141
Novartis AG	1,907	144,445
Partners Group Holding AG	197	144,501
Roche Holding AG	1,655	368,263
		786,715
United Kingdom | 5.4%
Abcam PLC	1,627	28,608
Admiral Group PLC	1,638	41,201
Anglo American PLC	1,123	24,939
Ashtead Group PLC ADR	1,160	140,557
BP PLC	7,273	55,378
British American Tobacco PLC Sponsored ADR	2,995	151,098
Bunzl PLC Sponsored ADR	2,385	73,029
Cineworld Group PLC	25,043	87,755
Coca-Cola European Partners PLC	2,525	102,616
Compass Group PLC	7,489	159,547
Compass Group PLC Sponsored ADR	5,277	114,247
Crest Nicholson Holdings PLC	2,501	12,854
CVS Group PLC	917	13,732
Diageo PLC Sponsored ADR	1,015	146,170
Electrocomponents PLC	1,679	16,792
Fiat Chrysler Automobiles NV (*)	1,026	19,531
Hargreaves Lansdown PLC	1,550	40,316
Howden Joinery Group PLC	9,241	65,358
International Consolidated Airlines Group SA	11,978	104,928
Janus Henderson Group PLC	836	25,690
Land Securities Group PLC REIT	1,218	15,333
Lloyds Banking Group PLC	21,233	17,664
National Grid PLC	2,379	26,320
Persimmon PLC	2,533	84,654
Prudential PLC ADR	2,365	108,081
RELX NV Sponsored ADR	7,675	163,708
Rio Tinto PLC Sponsored ADR	1,385	76,840
Royal Bank of Scotland Group PLC (*)	7,058	23,847
RSA Insurance Group PLC ADR	10,785	98,683
SSE PLC	6,852	122,419
SSP Group PLC	2,760	23,085

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  13

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Taylor Wimpey PLC	14,628	$34,529
Unilever PLC Sponsored ADR	3,410	188,505
WH Smith PLC	2,107	55,574
		2,463,588
United States | 42.4%
3M Co.	159	31,278
Accenture PLC, Class A	1,415	231,480
Adobe Systems, Inc. (*)	720	175,543
Air Lease Corp.	459	19,264
Alaska Air Group, Inc.	400	24,156
Align Technology, Inc. (*)	187	63,980
Ally Financial, Inc.	1,617	42,479
Alphabet, Inc., Class A (*)	218	246,163
Alphabet, Inc., Class C (*)	11	12,272
Amazon.com, Inc. (*)	79	134,284
Amdocs, Ltd.	495	32,764
Ameren Corp.	806	49,045
American Express Co.	2,641	258,818
Ameriprise Financial, Inc.	249	34,830
Amgen, Inc.	274	50,578
Anthem, Inc.	583	138,771
Aon PLC	2,433	333,735
Apple, Inc.	2,696	499,057
Applied Materials, Inc.	1,295	59,816
Aptiv PLC	424	38,851
AT&T, Inc.	530	17,018
Atmos Energy Corp.	1,188	107,086
Automatic Data Processing, Inc.	457	61,302
Avery Dennison Corp.	1,554	158,663
Bank of America Corp.	3,795	106,981
Baxter International, Inc.	301	22,226
Best Buy Co., Inc.	478	35,649
BGC Partners, Inc., Class A	2,557	28,945
Biogen, Inc. (*)	610	177,046
Booking Holdings, Inc. (*)	87	176,357
BorgWarner, Inc.	583	25,162
Bristol-Myers Squibb Co.	1,655	91,588
Broadridge Financial Solutions, Inc.	811	93,346
Carnival Corp.	2,014	115,422
Carnival PLC	1,275	72,933
Caterpillar, Inc.	208	28,219
CBRE Group, Inc., Class A (*)	1,074	51,273
Celgene Corp. (*)	759	60,280
Centene Corp. (*)	359	44,232
Description	Shares	Fair Value

Church & Dwight Co., Inc.	459	$24,400
Cigna Corp.	849	144,288
Cisco Systems, Inc.	2,585	111,233
Citigroup, Inc.	1,086	72,675
Colgate-Palmolive Co.	402	26,054
Comcast Corp., Class A	7,355	241,318
Comerica, Inc.	1,765	160,474
ConocoPhillips	719	50,057
Costco Wholesale Corp.	394	82,338
Cummins, Inc.	271	36,043
CVS Health Corp.	400	25,740
Deckers Outdoor Corp. (*)	289	32,625
Delta Air Lines, Inc.	495	24,522
Diamondback Energy, Inc.	186	24,472
DXC Technology Co.	1,435	115,675
Eastman Chemical Co.	1,996	199,520
Eaton Corp. PLC	1,775	132,664
eBay, Inc. (*)	2,385	86,480
EchoStar Corp., Class A (*)	253	11,233
Edwards Lifesciences Corp. (*)	197	28,677
Eli Lilly & Co.	1,425	121,595
Encompass Health Corp.	404	27,359
Exelon Corp.	539	22,961
Express Scripts Holding Co. (*)	734	56,672
F5 Networks, Inc. (*)	625	107,781
Facebook, Inc., Class A (*)	1,007	195,680
FactSet Research Systems, Inc.	231	45,761
Fifth Third Bancorp	679	19,487
Fiserv, Inc. (*)	1,231	91,205
Five Below, Inc. (*)	700	68,397
Graco, Inc.	568	25,685
HCA Healthcare, Inc.	604	61,970
HollyFrontier Corp.	321	21,966
Honeywell International, Inc.	2,009	289,396
HP, Inc.	1,114	25,277
Humana, Inc.	679	202,091
Huntsman Corp.	768	22,426
IDEXX Laboratories, Inc. (*)	128	27,896
Insperity, Inc.	390	37,148
Intel Corp.	7,736	384,557
Intercontinental Exchange, Inc.	2,305	169,533
Intuit, Inc.	497	101,540
IPG Photonics Corp. (*)	205	45,229
IQVIA Holdings, Inc. (*)	1,975	197,145
j2 Global, Inc.	304	26,329
Jabil, Inc.	942	26,056

The accompanying notes are an integral part of these financial statements.

14  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Johnson & Johnson	2,610	$316,697
Jones Lang LaSalle, Inc.	497	82,497
JPMorgan Chase & Co.	2,368	246,746
Kimberly-Clark Corp.	1,085	114,294
Kohl’s Corp.	384	27,994
Koppers Holdings, Inc. (*)	394	15,110
L Brands, Inc.	329	12,134
Lam Research Corp.	160	27,656
Lamb Weston Holdings, Inc.	466	31,926
Las Vegas Sands Corp.	677	51,696
Lear Corp.	203	37,719
Lockheed Martin Corp.	1,057	312,270
Lowe’s Cos., Inc.	241	23,032
LPL Financial Holdings, Inc.	415	27,199
Lululemon Athletica, Inc. (*)	200	24,970
Marathon Petroleum Corp.	298	20,908
Marsh & McLennan Cos., Inc.	1,299	106,479
MasterCard, Inc., Class A	1,727	339,390
Maxim Integrated Products, Inc.	1,155	67,752
McGrath RentCorp	480	30,370
Merck & Co., Inc.	700	42,490
Micron Technology, Inc. (*)	2,178	114,214
Microsoft Corp.	4,008	395,229
Morgan Stanley	549	26,023
Motorola Solutions, Inc.	965	112,297
NetApp, Inc.	387	30,391
Newfield Exploration Co. (*)	2,092	63,283
Newmont Mining Corp.	666	25,115
Nordstrom, Inc.	538	27,858
Northrop Grumman Corp.	833	256,314
NVIDIA Corp.	475	112,528
NVR, Inc. (*)	5	14,852
Omnicom Group, Inc.	3,068	233,996
Oracle Corp.	860	37,892
Palo Alto Networks, Inc. (*)	528	108,488
Park Hotels & Resorts, Inc. REIT	874	26,771
Paychex, Inc.	1,216	83,114
PayPal Holdings, Inc. (*)	181	15,072
PBF Energy, Inc., Class A	502	21,049
PepsiCo, Inc.	652	70,983
Pfizer, Inc.	2,227	80,796
PG&E Corp.	2,490	105,974
Philip Morris International, Inc.	2,089	168,666
Pinnacle West Capital Corp.	577	46,483
Description	Shares	Fair Value

PotlatchDeltic Corp. REIT	439	$22,323
Prudential Financial, Inc.	113	10,567
Radian Group, Inc.	1,042	16,901
Raytheon Co.	550	106,249
Red Hat, Inc. (*)	1,031	138,535
Regions Financial Corp.	1,784	31,720
Republic Services, Inc.	1,676	114,571
Rockwell Automation, Inc.	550	91,427
Ross Stores, Inc.	4,400	372,900
Royal Caribbean Cruises, Ltd.	722	74,799
Ryman Hospitality Properties, Inc. REIT	1,381	114,830
S&P Global, Inc.	1,089	222,036
Sabra Health Care REIT, Inc.	721	15,667
Schlumberger, Ltd.	1,820	121,995
Seagate Technology PLC	1,078	60,875
Simon Property Group, Inc. REIT	2,184	371,695
Snap-on, Inc.	570	91,610
Starbucks Corp.	6,306	308,048
Sturm Ruger & Co., Inc.	450	25,200
Sysco Corp.	3,980	271,794
T-Mobile US, Inc. (*)	768	45,888
TE Connectivity, Ltd.	264	23,776
Teradyne, Inc.	1,601	60,950
Texas Instruments, Inc.	3,446	379,921
The Boeing Co.	1,377	461,997
The Charles Schwab Corp.	2,620	133,882
The Coca-Cola Co.	4,435	194,519
The Estee Lauder Cos., Inc., Class A	1,539	219,600
The Gap, Inc.	713	23,094
The Home Depot, Inc.	330	64,383
The Procter & Gamble Co.	3,332	260,096
The TJX Cos., Inc.	2,944	280,210
The Walt Disney Co.	718	75,254
Thermo Fisher Scientific, Inc.	815	168,819
U.S. Silica Holdings, Inc.	658	16,904
United Continental Holdings, Inc. (*)	558	38,909
United Rentals, Inc. (*)	252	37,200
United Technologies Corp.	830	103,775
UnitedHealth Group, Inc.	1,306	320,414
Unum Group	932	34,475
USANA Health Sciences, Inc. (*)	245	28,249
Varian Medical Systems, Inc. (*)	381	43,327
Verizon Communications, Inc.	5,928	298,238
Vertex Pharmaceuticals, Inc. (*)	109	18,526
Virtu Financial, Inc., Class A	833	22,116
Visa, Inc., Class A	2,656	351,787

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Vistra Energy Corp. (*)	1,100	$26,026
VMware, Inc., Class A (*)	126	18,518
Waste Management, Inc.	1,845	150,072
Welbilt, Inc. (*)	6,550	146,131
Wells Fargo & Co.	329	18,240
Worldpay, Inc., Class A (*)	2,510	205,268
WW Grainger, Inc.	581	179,180
Xcel Energy, Inc.	685	31,291
Zoetis, Inc.	3,174	270,393
		19,474,409
Total Common Stocks (Cost $32,434,342)		34,175,037

Description	Security Currency	Principal Amount (000)	Fair Value

Corporate Bonds | 7.5%

Australia | 0.2%
Telstra Corp., Ltd., 4.000%, 09/16/22	AUD	90	$68,444
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	15	11,264
			79,708
Belgium | 0.2%
Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	USD	105	103,531

Canada | 0.4%
The Toronto-Dominion Bank:
2.250%, 11/05/19	USD	80	79,378
2.621%, 12/22/21	CAD	145	109,981
			189,359
Denmark | 0.3%
Carlsberg Breweries A/S, 2.500%, 05/28/24	EUR	100	127,236

France | 0.3%
Orange SA, 5.375%, 07/08/19	USD	138	141,356
Description	Security Currency	Principal Amount (000)	Fair Value

Germany | 0.2%
BMW Finance NV, 0.875%, 08/16/22	GBP	85	$108,468

Mexico | 0.3%
America Movil SAB de CV, 6.450%, 12/05/22	MXN	2,800	129,276

Netherlands | 0.1%
Bank Nederlandse Gemeenten NV, 5.000%, 09/16/20	NZD	78	55,509

New Zealand | 0.2%
Fonterra Cooperative Group, Ltd., 5.500%, 02/26/24	AUD	100	81,649

Spain | 0.3%
Iberdrola International BV, 1.125%, 04/21/26	EUR	100	115,365

Switzerland | 0.1%
ABB Finance USA, Inc., 3.375%, 04/03/23	USD	60	59,678

United Kingdom | 0.3%
Rolls-Royce PLC, 6.750%, 04/30/19	GBP	100	138,018

United States | 4.6%
Amazon.com, Inc., 3.800%, 12/05/24	USD	125	127,483
Apple, Inc.:
2.850%, 02/23/23	USD	20	19,681
3.850%, 05/04/43	USD	150	143,530
Bank of America Corp., 3.499%, 05/17/22 (§)	USD	110	109,935
Caterpillar Financial Services Corp., 2.550%, 11/29/22	USD	185	178,622
Citigroup, Inc., 3.570% (BBSW 3 Month + 1.550%), 05/04/21 (§)	AUD	167	125,254
John Deere Canada Funding, Inc., 2.050%, 09/17/20	CAD	155	116,441
John Deere Capital Corp., 2.300%, 09/16/19	USD	45	44,730

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Johnson & Johnson, 3.625%, 03/03/37	USD	120	$117,183
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	85	87,903
Microsoft Corp., 4.450%, 11/03/45	USD	177	190,098
Morgan Stanley, 3.625%, 01/20/27	USD	120	115,449
NIKE, Inc., 2.375%, 11/01/26	USD	130	118,287
Starbucks Corp., 3.100%, 03/01/23	USD	55	53,902
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	120	83,847
3.625%, 01/22/23	USD	100	99,311
The Home Depot, Inc., 3.750%, 02/15/24	USD	105	107,231
United Parcel Service, Inc., 2.350%, 05/16/22	USD	65	63,046
Wells Fargo & Co., 3.365% (BBSW 3 Month + 1.320%), 07/27/21 (§)	AUD	200	149,254
Wells Fargo Canada Corp., 3.040%, 01/29/21	CAD	85	65,113
			2,116,300
Total Corporate Bonds (Cost $3,529,700)			3,445,453

Foreign Government Obligations | 11.3%

Australia | 0.7%
Queensland Treasury Corp.:
5.500%, 06/21/21	AUD	135	109,029
3.000%, 03/22/24	AUD	140	105,474
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	140	120,838
			335,341
Bermuda | 0.5%
Government of Bermuda, 4.854%, 02/06/24	USD	200	205,239
Description	Security Currency	Principal Amount (000)	Fair Value

Canada | 1.7%
Province of British Columbia, 4.700%, 06/18/37	CAD	120	$115,199
Province of Ontario:
2.450%, 06/29/22	USD	120	116,983
1.950%, 01/27/23	CAD	190	141,416
Province of Quebec:
3.500%, 07/29/20	USD	135	136,893
1.650%, 03/03/22	CAD	65	48,319
3.000%, 09/01/23	CAD	135	104,970
2.500%, 04/20/26	USD	115	109,331
			773,111
Chile | 0.7%
Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/26	CLP	70,000	106,571
Republic of Chile, 3.125%, 01/21/26	USD	200	191,500
			298,071
Czech Republic | 0.7%
Czech Republic:
1.770% (PRIBOR 1 Year + 0.650%), 04/18/23 (§)	CZK	3,300	155,110
2.500%, 08/25/28	CZK	3,570	164,685
			319,795
France | 0.5%
Government of France, 1.750%, 06/25/39	EUR	191	241,932

Hungary | 0.4%
Hungary, 6.375%, 03/29/21	USD	74	78,995
Hungary Government Bonds, 3.000%, 10/27/27	HUF	32,050	107,721
			186,716
Japan | 0.4%
Japan International Cooperation Agency, 2.125%, 10/20/26	USD	200	183,213

Mexico | 0.7%
Mexican Bonos, 6.500%, 06/09/22	MXN	4,600	221,979
United Mexican States, 6.750%, 02/06/24	GBP	70	110,282
			332,261

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

New Zealand | 0.7%
New Zealand Government Bonds:
6.000%, 05/15/21	NZD	290	$215,819
4.500%, 04/15/27	NZD	120	87,182
			303,001
Norway | 1.2%
Kommunalbanken AS, 1.375%, 10/26/20 (#)	USD	200	193,806
Oslo Kommune:
1.600%, 05/05/22	NOK	1,000	121,523
2.300%, 03/14/24	NOK	1,000	123,423
2.350%, 09/04/24	NOK	1,000	123,478
			562,230
Panama | 0.4%
Republic of Panama, 4.000%, 09/22/24	USD	200	201,750

Poland | 0.7%
Poland Government Bonds:
1.810% (WIBOR 6 Month), 01/25/21 (§)	PLN	408	109,570
2.500%, 07/25/26	PLN	855	218,509
			328,079
Romania | 0.2%
Romania Government Bonds, 2.875%, 10/28/24	EUR	87	111,250

Singapore | 0.6%
Singapore Government Bonds, 3.000%, 09/01/24	SGD	351	266,889

Spain | 0.3%
Spain Government Bonds, 1.600%, 04/30/25	EUR	91	112,068

Sweden | 0.4%
Kommuninvest I Sverige AB, 1.500%, 04/23/19	USD	200	198,381
Description	Security Currency	Principal Amount (000)	Fair Value

United Kingdom | 0.5%
United Kingdom Gilt:
1.750%, 09/07/37	GBP	82	$108,620
1.500%, 07/22/47	GBP	93	116,012
			224,632
Total Foreign Government Obligations (Cost $5,343,884)			5,183,959

Quasi Government Bonds | 0.7%

Canada | 0.5%
Canada Housing Trust No. 1, 2.400%, 12/15/22	CAD	155	118,161
Export Development Canada, 1.800%, 09/01/22	CAD	150	111,889
			230,050
Germany | 0.2%
KFW, 1.125%, 12/23/19	GBP	70	92,761

Total Quasi Government Bonds (Cost $324,525)			322,811

Supranational Bonds | 1.3%
African Development Bank, 2.375%, 09/23/21	USD	125	123,046
Asian Development Bank:
1.000%, 12/15/22	GBP	100	130,996
2.125%, 03/19/25	USD	135	127,933
European Investment Bank, 1.125%, 09/16/21 (#)	CAD	150	110,192
International Bank for Reconstruction & Development, 3.500%, 01/22/21	NZD	45	31,258
International Finance Corp., 3.625%, 05/20/20	NZD	120	83,214

Total Supranational Bonds (Cost $625,343)			606,639

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

US Municipal Bonds | 0.5%

California | 0.3%
California State Build America Bonds, 7.500%, 04/01/34	USD	120	$168,539

Georgia | 0.2%
Georgia State Build America Bonds Series B, 2.380%, 02/01/27	USD	100	93,473

Total US Municipal Bonds (Cost $273,333)			262,012

US Treasury Securities | 2.6%
US Treasury Notes:
1.750%, 05/15/23	USD	220	210,109
2.125%, 05/15/25	USD	370	354,000
1.625%, 05/15/26	USD	261	238,713
3.125%, 11/15/41	USD	375	384,844

Total US Treasury Securities (Cost $1,189,145)			1,187,666
Description	Shares	Fair Value

Rights | 0.0%

Italy | 0.0%
Intesa Sanpaolo SpA, Expires 07/17/18 (‡) (Cost $0)	24,904	$0

Short-Term Investments | 1.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $851,419)	851,419	851,419

Total Investments | 100.3% (Cost $44,571,691) (¤)		$46,034,996

Liabilities in Excess of Cash and Other Assets | (0.3)%		(155,833)

Net Assets | 100.0%		$45,879,163

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2018:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
AUD	22,714	USD	16,800	CIT	08/23/18	$12	$—
CAD	120,726	USD	91,100	HSB	08/23/18	811	—
CHF	58,265	USD	59,007	HSB	08/23/18	82	—
CHF	42,302	USD	43,134	SSB	09/28/18	—	96
EUR	50,530	USD	58,500	CIT	07/19/18	577	—
EUR	194,807	USD	233,600	CIT	07/19/18	—	5,844
EUR	701,978	USD	872,419	CIT	07/19/18	—	51,709
EUR	147,261	USD	182,468	HSB	07/19/18	—	10,300
EUR	241,731	USD	285,600	HSB	07/19/18	—	2,983
EUR	486,760	USD	575,379	HSB	07/19/18	—	6,290
EUR	1,562,526	USD	1,941,904	HSB	07/19/18	—	115,096
EUR	533,155	USD	625,742	SSB	09/28/18	956	—
GBP	140,588	USD	189,300	CIT	08/23/18	—	3,340
JPY	4,582,148	USD	41,600	CIT	07/19/18	—	169
JPY	22,533,228	USD	203,598	CIT	07/19/18	141	—
JPY	71,827,139	USD	674,718	CIT	07/19/18	—	25,276
JPY	3,519,495	USD	32,100	HSB	07/19/18	—	278
JPY	17,708,465	USD	159,996	HSB	07/19/18	119	—
JPY	238,230,267	USD	2,237,597	HSB	07/19/18	—	83,581
JPY	28,667,680	USD	262,488	SSB	09/28/18	—	1,981
KRW	135,223,350	USD	125,672	HSB	09/04/18	—	4,041
NZD	11,526	USD	7,800	CIT	08/23/18	7	—
NZD	395,537	USD	273,533	HSB	08/23/18	—	5,626
SEK	568,785	USD	65,793	CIT	08/23/18	—	2,048
USD	265,063	AUD	352,946	CIT	08/23/18	3,821	—
USD	64,905	AUD	86,393	HSB	08/23/18	959	—
USD	219,806	AUD	292,565	JPM	08/23/18	3,258	—
USD	319,469	AUD	429,394	SSB	09/28/18	1,614	—
USD	66,886	CAD	89,013	CIT	08/23/18	—	881
USD	111,398	CAD	143,359	CIT	08/23/18	2,257	—
USD	106,904	CAD	137,687	HSB	08/23/18	2,080	—
USD	222,481	CAD	286,266	HSB	08/23/18	4,541	—
USD	276,193	CAD	355,252	JPM	08/23/18	5,733	—
USD	476,002	CAD	631,740	SSB	09/28/18	—	5,240
USD	114,151	CLP	70,646,034	CIT	08/06/18	6,019	—
USD	122,484	CZK	2,690,099	CIT	08/29/18	1,160	—
USD	31,375	CZK	688,667	HSB	08/29/18	316	—
USD	159,849	CZK	3,510,761	JPM	08/29/18	1,513	—
USD	60,903	DKK	386,658	SSB	09/28/18	—	120
USD	94,000	EUR	76,477	CIT	07/19/18	4,587	—
USD	172,700	EUR	139,613	CIT	07/19/18	9,473	—
USD	111,300	EUR	92,268	HSB	07/19/18	3,426	—
USD	133,056	EUR	110,000	HSB	07/19/18	4,451	—
USD	290,462	EUR	245,725	HSB	07/19/18	3,175	—
USD	1,115,000	EUR	915,673	HSB	07/19/18	44,452	—
USD	22,026	GBP	16,353	CIT	08/23/18	395	—

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

Lazard Global Dynamic Multi-Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
USD	111,562	GBP	83,317	CIT	08/23/18	$1,355	$—
USD	85,000	GBP	61,374	HSB	07/19/18	3,943	—
USD	85,117	GBP	59,275	HSB	07/19/18	6,833	—
USD	111,307	GBP	82,621	HSB	08/23/18	2,021	—
USD	33,883	GBP	25,150	JPM	08/23/18	616	—
USD	51,976	GBP	39,041	SSB	09/28/18	254	—
USD	198,056	HKD	1,552,286	SSB	09/28/18	—	81
USD	2,592	HUF	734,024	JPM	08/23/18	—	19
USD	8,209	HUF	2,309,208	JPM	08/23/18	—	5
USD	109,802	HUF	29,586,295	JPM	08/23/18	4,560	—
USD	61,347	ILS	219,857	SSB	09/28/18	882	—
USD	1,159,000	JPY	125,717,193	HSB	07/19/18	22,298	—
USD	36,000	KRW	40,381,200	HSB	09/04/18	—	322
USD	88,142	MXN	1,779,344	CIT	08/23/18	—	741
USD	18,908	MXN	382,259	HSB	08/23/18	—	186
USD	38,200	MXN	772,224	HSB	08/23/18	—	375
USD	101,700	MXN	2,066,442	HSB	08/23/18	—	1,524
USD	67,490	MXN	1,364,175	JPM	08/23/18	—	654
USD	127,623	NOK	1,026,839	CIT	08/23/18	1,290	—
USD	239,960	NOK	1,929,510	HSB	08/23/18	2,571	—
USD	519,615	NOK	4,194,073	SSB	09/28/18	2,874	—
USD	628,562	NZD	908,918	HSB	08/23/18	12,928	—
USD	110,313	NZD	159,484	JPM	08/23/18	2,290	—
USD	17,557	PLN	64,074	CIT	08/23/18	438	—
USD	204,396	PLN	745,314	HSB	08/23/18	5,266	—
USD	98,452	PLN	359,171	JPM	08/23/18	2,490	—
USD	22,138	SEK	191,384	CIT	08/23/18	689	—
USD	105,966	SEK	931,534	SSB	09/28/18	1,271	—
USD	274,373	SGD	367,830	HSB	08/23/18	4,128	—
USD	221,877	SGD	300,799	SSB	09/28/18	695	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$185,627	$328,806

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2018 (unaudited)

(*)	Non-income producing security.
(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy — see Note 9 in the Notes to Financial Statements.
(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2018.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2018, the percentage of net assets for the following Portfolio was as follows:

Portfolio	Percentage of Net Assets

Global Dynamic Multi-Asset	0.7%

(¤)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	—	American Depositary Receipt
BBSW	—	Bank Bill Swap Reference Rate
ETF	—	Exchange-Traded Fund
LIBOR	—	London Interbank Offered Rate
PRIBOR	—	Prague Interbank Offered Rate
REIT	—	Real Estate Investment Trust
WIBOR	—	Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	—	Australian Dollar	ILS	—	Israeli Shekel
CAD	—	Canadian Dollar	JPY	—	Japanese Yen
CHF	—	Swiss Franc	KRW	—	South Korean Won
CLP	—	Chilean Peso	MXN	—	Mexican New Peso
CZK	—	Czech Koruna	NOK	—	Norwegian Krone
DKK	—	Danish Krone	NZD	—	New Zealand Dollar
EUR	—	Euro	PLN	—	Polish Zloty
GBP	—	British Pound Sterling	SEK	—	Swedish Krona
HKD	—	Hong Kong Dollar	SGD	—	Singapore Dollar
HUF	—	Hungarian Forint	USD	—	United States Dollar

Counterparty Abbreviations:

CIT	—	Citibank NA
GSC	—	Goldman Sachs International
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Industry†	Lazard Global Dynamic Multi- Asset Portfolio

Aerospace & Defense	3.5%
Air Freight & Logistics	0.1
Airlines	1.0
Auto Components	0.7
Automobiles	0.5
Banks	6.7
Beverages	1.9
Biotechnology	1.9
Building Products	0.2
Capital Markets	3.1
Chemicals	1.5
Commercial Services & Suppliers	0.6
Communications Equipment	1.0
Construction & Engineering	0.1
Consumer Finance	1.1
Containers & Packaging	0.4
Diversified Financial Services	0.6
Diversified Telecommunication Services	1.6
Electric Utilities	1.7
Electrical Equipment	0.6
Electronic Equipment, Instruments & Components	0.8
Energy Equipment & Services	0.3
Equity Real Estate Investment Trusts (REITs)	1.4
Food & Staples Retailing	1.1
Food Products	0.6
Gas Utilities	0.6
Health Care Equipment & Supplies	0.6
Health Care Providers & Services	2.3
Hotels, Restaurants & Leisure	2.5
Household Durables	0.9
Household Products	0.9
Independent Power & Renewable Electricity Producers	0.1
Industrial Conglomerates	0.8
Insurance	3.5
Industry†	Lazard Global Dynamic Multi- Asset Portfolio

Internet & Catalog Retail	1.0%
Internet Software & Services	1.2
IT Services	3.7
Leisure Products	0.4
Life Sciences Tools & Services	0.8
Machinery	1.4
Media	1.5
Metals & Mining	0.9
Multiline Retail	0.5
Multi-Utilities	0.5
Oil, Gas & Consumable Fuels	4.0
Paper & Forest Products	0.2
Personal Products	1.3
Pharmaceuticals	3.5
Professional Services	0.9
Real Estate Management & Development	1.7
Road & Rail	0.8
Semiconductors & Semiconductor Equipment	2.8
Software	2.9
Specialty Retail	2.3
Technology Hardware, Storage & Peripherals	1.7
Textiles, Apparel & Luxury Goods	0.4
Tobacco	0.7
Trading Companies & Distributors	1.1
Transportation Infrastructure	0.1
Wireless Telecommunication Services	1.2
Subtotal	82.7
Foreign Government Obligations	11.3
Supranational Bonds	1.3
US Municipal Bonds	0.5
US Treasury Securities	2.6
Short-Term Investments	1.9
Total Investments	100.3%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2018	Lazard Opportunistic Strategies Portfolio	Lazard Global Dynamic Multi- Asset Portfolio

ASSETS
Investments in securities, at fair value	$136,274,468	$46,034,996
Cash	—	48,071
Cash collateral due from broker on swap agreements	430,000	—
Foreign currency, at fair value	418,318	17,207
Receivables for:
Dividends and interest	316,642	155,606
Capital stock sold	1,694	—
Investments sold	—	430,505
Gross unrealized appreciation on forward currency contracts	—	185,627
Total assets	137,441,122	46,872,012

LIABILITIES
Payables for:
Management fees	92,464	9,092
Accrued custodian fees	35,975	135,472
Accrued distribution fees	84	91
Investments purchased	6,520,346	493,560
Capital stock redeemed	38,434	—
Gross unrealized depreciation on:
Forward currency contracts	—	328,806
Swap agreements	335,127	—
Other accrued expenses and payables	33,277	25,828
Total liabilities	7,055,707	992,849
Net assets	$130,385,415	$45,879,163

NET ASSETS
Paid in capital	$118,206,604	$38,685,202
Undistributed (Distributions in excess of) net investment income (loss)	589,164	338,869
Accumulated net realized gain (loss)	6,528,753	5,537,132
Net unrealized appreciation (depreciation) on:
Investments	5,398,602	1,463,305
Foreign currency translations	(2,581)	(2,166)
Forward currency contracts	—	(143,179)
Swap agreements	(335,127)	—
Net assets	$130,385,415	$45,879,163

Institutional Shares
Net assets	$129,981,934	$45,435,117
Shares of capital stock outstanding*	12,580,550	3,975,484
Net asset value, offering and redemption price per share	$10.33	$11.43

Open Shares
Net assets	$403,481	$444,046
Shares of capital stock outstanding*	39,313	38,903
Net asset value, offering and redemption price per share	$10.26	$11.41

Cost of investments in securities	$130,875,866	$44,571,691
Cost of foreign currency	$420,893	$17,235

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2018	Lazard Opportunistic Strategies Portfolio	Lazard Global Dynamic Multi- Asset Portfolio

Investment Income (Loss)

Income
Dividends	$1,476,519	$563,042
Interest	165,454	173,905
Total investment income*	1,641,973	736,947

Expenses
Management fees (Note 3)	684,079	246,534
Professional services	23,894	24,318
Custodian fees	21,522	84,362
Registration fees	19,082	16,860
Shareholders’ reports	15,541	2,340
Shareholders’ services	12,847	12,433
Administration fees	10,039	5,340
Directors’ fees and expenses	4,973	3,659
Distribution fees (Open Shares)	519	537
Other	2,828	2,257
Total gross expenses	795,324	398,640
Management fees waived and expenses reimbursed	(96,677)	(120,519)
Total net expenses	698,647	278,121
Net investment income (loss)	943,326	458,826

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Forward Currency Contracts and Swap Agreements
Net realized gain (loss) on:
Investments	4,650,412	5,337,947
Foreign currency transactions	(15,666)	5,059
Forward currency contracts	—	193,839
Swap agreements	(426,396)	—
Total net realized gain (loss) on investments, foreign currency transactions, forward currency contracts and swap agreements	4,208,350	5,536,845
Net change in unrealized appreciation (depreciation) on:
Investments	(7,377,840)	(6,150,836)
Foreign currency translations	(2,590)	(3,809)
Forward currency contracts	—	(73,460)
Swap agreements	(674,221)	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts and swap agreements	(8,054,651)	(6,228,105)
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward currency contracts and swap agreements	(3,846,301)	(691,260)
Net increase (decrease) in net assets resulting from operations	$(2,902,975)	$(232,434)
* Net of foreign withholding taxes of	$—	$37,846

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Opportunistic Strategies Portfolio		Lazard Global Dynamic Multi-Asset Portfolio
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$943,326	$1,502,302	$458,826	$825,699
Net realized gain (loss) on investments, foreign currency transactions, forward currency contracts and swap agreements	4,208,350	13,854,303	5,536,845	2,467,833
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts and swap agreements	(8,054,651)	9,439,570	(6,228,105)	7,699,622
Net increase (decrease) in net assets resulting from operations	(2,902,975)	24,796,175	(232,434)	10,993,154
Distributions to shareholders
From net investment income
Institutional Shares	—	(1,886,787)	—	(788,919)
Open Shares	—	(4,028)	—	(3,510)
From net realized gains
Institutional Shares	—	(9,179,964)	—	(2,498,089)
Open Shares	—	(25,934)	—	(14,937)
Net decrease in net assets resulting from distributions	—	(11,096,713)	—	(3,305,455)
Capital stock transactions
Net proceeds from sales
Institutional Shares	14,174,104	35,317,474	4,178,783	9,364,602
Open Shares	20,047	49,791	33,735	267,652
Net proceeds from reinvestment of distributions
Institutional Shares	—	10,077,754	—	3,280,747
Open Shares	—	29,181	—	18,447
Cost of shares redeemed
Institutional Shares	(33,068,392)	(48,762,309)	(27,275,436)	(77,323)
Open Shares	(32,561)	(533,355)	(290)	(121,195)
Net increase (decrease) in net assets from capital stock transactions	(18,906,802)	(3,821,464)	(23,063,208)	12,732,930
Total increase (decrease) in net assets	(21,809,777)	9,877,998	(23,295,642)	20,420,629
Net assets at beginning of period	152,195,192	142,317,194	69,174,805	48,754,176
Net assets at end of period*	$130,385,415	$152,195,192	$45,879,163	$69,174,805
* Includes undistributed (distributions in excess of) net investment income (loss) of	$589,164	$(354,162)	$338,869	$(119,957)
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	14,316,598	14,593,661	5,986,168	4,855,126
Shares sold	1,354,706	3,454,939	362,628	850,861
Shares issued to shareholders from reinvestment of distributions	—	953,430	—	286,980
Shares redeemed	(3,090,754)	(4,685,432)	(2,373,312)	(6,799)
Net increase (decrease)	(1,736,048)	(277,063)	(2,010,684)	1,131,042
Shares outstanding at end of period	12,580,550	14,316,598	3,975,484	5,986,168
Open Shares
Shares outstanding at beginning of period	40,563	85,313	36,012	21,043
Shares sold	1,844	4,746	2,916	24,809
Shares issued to shareholders from reinvestment of distributions	—	2,774	—	1,613
Shares redeemed	(3,094)	(52,270)	(25)	(11,453)
Net increase (decrease)	(1,250)	(44,750)	2,891	14,969
Shares outstanding at end of period	39,313	40,563	38,903	36,012

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$10.60	$9.70	$9.36	$10.02	$10.24	$10.03
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.10	0.16 ^	0.07	0.04	0.09
Net realized and unrealized gain (loss)	(0.34)	1.62	0.34	(0.46)	0.41	1.12

Total from investment operations	(0.27)	1.72	0.50	(0.39)	0.45	1.21
Less distributions from:
Net investment income	—	(0.14)	(0.14)	(0.03)	(0.28)	(0.48)
Net realized gains	—	(0.68)	—	(0.24)	(0.39)	(0.52)
Return of capital	—	—	(0.02)	— (b)	—	—

Total distributions	—	(0.82)	(0.16)	(0.27)	(0.67)	(1.00)

Redemption fees	—	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$10.33	$10.60	$9.70	$9.36	$10.02	$10.24

Total Return (c)	–2.55%	17.74%	5.36%^	–3.80%	4.40%	12.22%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$129,982	$151,767	$141,494	$170,626	$185,489	$214,161
Ratios to average net assets (d):
Net expenses	1.02%	1.05%	1.02%^	1.02%	1.02%	1.02%
Gross expenses	1.15%	1.18%	1.19%	1.18%	1.15%	1.13%
Gross expenses, excluding expenses on securities sold short	1.15%	1.15%	1.19%	1.18%	1.15%	1.13%
Net investment income (loss)	1.38%	0.99%	1.72%^	0.66%	0.35%	0.89%
Portfolio turnover rate:
Excluding securities sold short	81%	142%	238%	255%	265%	193%
Including securities sold short	NA	153%	NA	NA	NA	NA

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$10.55	$9.65	$9.32	$10.02	$10.24	$10.03
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.06	0.05	0.13 ^	0.01	0.01	0.06
Net realized and unrealized gain (loss)	(0.35)	1.64	0.33	(0.47)	0.41	1.12

Total from investment operations	(0.29)	1.69	0.46	(0.46)	0.42	1.18
Less distributions from:
Net investment income	—	(0.11)	(0.11)	— (b)	(0.25)	(0.45)
Net realized gains	—	(0.68)	—	(0.24)	(0.39)	(0.52)
Return of capital	—	—	(0.02)	— (b)	—	—

Total distributions	—	(0.79)	(0.13)	(0.24)	(0.64)	(0.97)

Redemption fees	—	—	—	—	— (b)	—

Net asset value, end of period	$10.26	$10.55	$9.65	$9.32	$10.02	$10.24

Total Return (c)	–2.75%	17.48%	4.97%^	–4.51%	4.10%	11.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$403	$428	$823	$725	$3,950	$2,616
Ratios to average net assets (d):
Net expenses	1.32%	1.34%	1.32%^	1.32%	1.32%	1.32%
Gross expenses	4.40%	3.87%	3.31%	1.66%	1.81%	1.84%
Gross expenses, excluding expenses on securities sold short	4.40%	3.85%	3.31%	1.66%	1.81%	1.84%
Net investment income (loss)	1.11%	0.53%	1.43%^	0.15%	0.14%	0.60%
Portfolio turnover rate:
Excluding securities sold short	81%	142%	238%	255%	265%	193%
Including securities sold short	NA	153%	NA	NA	NA	NA

†	Unaudited.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

LAZARD GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/18†	Year Ended 12/31/17	For the Period 5/27/16* to 12/31/16

Institutional Shares
Net asset value, beginning of period	$11.49	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.15	0.06
Net realized and unrealized gain (loss)	(0.15)	1.92	(0.01)

Total from investment operations	(0.06)	2.07	0.05
Less distributions from:
Net investment income	—	(0.14)	(0.05)
Net realized gains	—	(0.44)	— (b)

Total distributions	—	(0.58)	(0.05)

Net asset value, end of period	$11.43	$11.49	$10.00

Total Return (c)	–0.52%	20.69%	0.53%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$45,435	$68,761	$48,544
Ratios to average net assets (d):
Net expenses	0.90%	0.90%	0.90%
Gross expenses	1.27%	1.42%	2.14%
Net investment income (loss)	1.49%	1.40%	0.95%
Portfolio turnover rate	67%	102%	67%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/18†	Year Ended 12/31/17	For the Period 5/27/16* to 12/31/16

Open Shares
Net asset value, beginning of period	$11.49	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.12	0.04
Net realized and unrealized gain (loss)	(0.15)	1.91	(0.01)

Total from investment operations	(0.08)	2.03	0.03
Less distributions from:
Net investment income	—	(0.10)	(0.03)
Net realized gains	—	(0.44)	— (b)

Total distributions	—	(0.54)	(0.03)

Net asset value, end of period	$11.41	$11.49	$10.00

Total Return (c)	–0.70%	20.33%	0.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$444	$414	$210
Ratios to average net assets (d):
Net expenses	1.20%	1.20%	1.20%
Gross expenses	4.39%	5.79%	9.43%
Net investment income (loss)	1.26%	1.09%	0.72%
Portfolio turnover rate	67%	102%	67%

†	Unaudited.
*	The Portfolio commenced operations on May 27, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements June 30, 2018 (unaudited)

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-four no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of Opportunistic Strategies Portfolio (formerly, Capital Allocator Opportunistic Strategies Portfolio) and Global Dynamic Multi-Asset Portfolio. The financial statements of other Portfolios are presented separately.

The Portfolios are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Swap agreements, such as credit default, interest rate and total return swap agreements, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined

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not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

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During the period ended June 30, 2018, the Global Dynamic Multi-Asset Portfolio traded in forward currency contracts.

(d) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for a market linked return based on a notional amount. The counterparty pays out the total return of the equity security or basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the security or basket of securities underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the period ended June 30, 2018, the Opportunistic Strategies Portfolio traded in swap agreements.

(e) Short Sales—A short sale is a transaction in which a Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. A Portfolio realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Portfolio may have to pay a fee to borrow the particular security and is liable to the buyer for any dividends or interest payable on securities while those securities are in a short position. These dividends and interest amounts are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed pursuant to short sale arrangements, a Portfolio has a right to set off any assets held (including the borrowed securities) or obligations owed to the lender (State Street), in the event of the lender’s default, against any obligations owed by the lender to the Portfolio under any agreement or collateral document, including the collateral value of the Securities Loan Collateral, as that term is defined in the Securities Lending and Services Agreement between the Portfolio and State Street. At June 30, 2018, there were no outstanding short sales positions for the Portfolios.

(f) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2017, the Portfolios had no unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains.

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2017, the Portfolios had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

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Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Opportunistic Strategies	$130,875,866	$6,126,963	$1,063,488	$5,063,475
Global Dynamic Multi-Asset	44,571,691	3,104,593	1,784,467	1,320,126

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(g) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and certain derivatives. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(h) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(k) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

32  Semi-Annual Report

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Opportunistic Strategies	1.00%
Global Dynamic Multi-Asset	0.80

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolios until May 1, 2019 if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name on table below, the Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expense.

Portfolio	Institutional Shares	Open Shares

Opportunistic Strategies	1.02%	1.32%
Global Dynamic Multi-Asset	0.90	1.20

During the period ended June 30, 2018, the Investment Manager waived its management fees and reimbursed the Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Opportunistic Strategies	$90,289	$—	$2,076	$4,312
Global Dynamic Multi-Asset	113,655	—	1,719	5,145

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, certain Portfolios experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open

Semi-Annual Report  33

Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

DST is the Fund’s transfer and dividend disbursing agent. For its services, DST receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. DST has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Effective January 1, 2018, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $22,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the funds in the Lazard Fund Complex at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2018 were as follows:

Portfolio	Purchases	Sales

Opportunistic Strategies	$91,115,627	$103,271,565
Global Dynamic Multi-Asset	37,405,095	60,054,396

	US Treasury Securities
Portfolio	Purchases	Sales

Global Dynamic Multi-Asset	$1,644,539	$1,255,235

For the period ended June 30, 2018, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At June 30, 2018, the Investment Manager owned 13.22% of the outstanding shares of the Global Dynamic Multi-Asset Portfolio.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2018, the Portfolios had no borrowings under the Agreement.

34  Semi-Annual Report

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager generally does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Underlying Funds Risk—Shares of ETFs, closed-end funds and exchange-traded notes (“ETNs” and collectively with ETFs and closed-end funds, “Underlying Funds”) in which certain Portfolios invest may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. A Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not registered under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make interest payments.

These Portfolios may be limited by the 1940 Act in the amount of their assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) on which the Portfolios may rely or an exemption is available.

Many ETFs have received an exemptive order from the SEC providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs and closed-end funds, and a Portfolio’s reliance on an order is conditioned on compliance with certain conditions of the order. If an exemptive order has not been received and an exemption is not available under the 1940 Act, the Portfolio will be limited in the amount it can invest in Underlying Funds that are registered investment companies to: (1) 3% or less of an Underlying Fund’s voting shares, (2) an Underlying

Semi-Annual Report  35

Fund’s shares in value equal to or less than 5% of the Portfolio’s assets and (3) shares of Underlying Funds in the aggregate in value equal to or less than 10% of the Portfolio’s total assets.

(e) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

(f) Short Position Risk—Short sales or positions may involve substantial risks. If a short position appreciates in value during a period of the Portfolio’s investment, there will be a loss to the Portfolio that could be

36  Semi-Annual Report

substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, a Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Short sales of securities also may involve additional transaction-related costs such as those in connection with borrowing the securities sold short.

There is a risk that certain Portfolios may be unable to fully implement their investment strategies due to a lack of available securities to borrow to effect short sales or for some other reason.

When seeking to effect short sales of securities, a Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. In addition, a Portfolio may not always be able to close out a short sale position at a particular time or at an acceptable price. If the lender of a borrowed security requires a Portfolio to return the security to it on short notice, and the Portfolio is unable to borrow the security from another lender, the Portfolio may have to buy the borrowed security at an unfavorable price, resulting in a loss. In addition, there is a risk that the collateral pledged to the Portfolio’s custodian to secure securities borrowings in connection with short sales of securities may not be returned to the Portfolio or may not be returned in a timely manner.

It is possible that the market value of the securities a Portfolio holds in long positions will decline at the same time that the market value of the securities to which the Portfolio has short exposure increases, thereby increasing the Portfolio’s potential volatility.

(g) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on ETFs and ETNs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Semi-Annual Report  37

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of June 30, 2018:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

Opportunistic Strategies Portfolio
Assets:
Exchange-Traded Funds	$100,740,432	$—	$—	$100,740,432
Closed-End Management Investment Companies	5,344,982	—	—	5,344,982
Rights	—	8,457	—	8,457
Short-Term Investments	30,180,597	—	—	30,180,597
Total	$136,266,011	$8,457	$—	$136,274,468

Liabilities:
Other Financial Instruments†
Swap Agreements	$—	$(335,127)	$—	$(335,127)

38  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

Global Dynamic Multi-Asset Portfolio
Assets:
Common Stocks*
Australia	$—	$1,020,609	$—	$1,020,609
Austria	—	48,862	—	48,862
Belgium	116,378	24,562	—	140,940
Canada	1,559,781	—	—	1,559,781
Denmark	—	130,408	—	130,408
Faeroe Islands	—	33,528	—	33,528
Finland	96,334	56,507	—	152,841
France	147,370	942,793	—	1,090,163
Germany	208,303	662,752	—	871,055
Hong Kong	289,618	338,490	—	628,108
Ireland	72,584	—	—	72,584
Israel	96,352	117,523	—	213,875
Italy	—	351,376	—	351,376
Japan	490,739	2,294,640	—	2,785,379
Malta	—	27,538	—	27,538
Netherlands	194,875	211,511	—	406,386
New Zealand	—	21,642	—	21,642
Norway	—	828,480	—	828,480
Portugal	—	27,496	—	27,496
Russia	—	56,372	—	56,372
Singapore	107,186	300,216	—	407,402
Spain	—	70,027	—	70,027
Sweden	257,548	247,925	—	505,473
Switzerland	74,141	712,574	—	786,715
United Kingdom	1,389,224	1,074,364	—	2,463,588
United States	19,401,476	72,933	—	19,474,409
Corporate Bonds*	—	3,445,453	—	3,445,453
Foreign Government Obligations*	—	5,183,959	—	5,183,959
Quasi Government Bonds*	—	322,811	—	322,811
Supranational Bonds	—	606,639	—	606,639
US Municipal Bonds	—	262,012	—	262,012
US Treasury Securities	—	1,187,666	—	1,187,666
Short-Term Investments	851,419	—	—	851,419
Other Financial Instruments†
Forward Currency Contracts	—	185,627	—	185,627
Total	$25,353,328	$20,867,295	$—	$46,220,623

Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(328,806)	$—	$(328,806)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Semi-Annual Report  39

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Global Dynamic Multi-Asset Portfolio can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the period ended June 30, 2018, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount

Global Dynamic Multi-Asset	$103,729

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2018.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

Opportunistic Strategies Portfolio

During the period ended June 30, 2018, the approximate average monthly notional exposure for derivative instruments was as follows:

Swap agreements	$15,700,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2018:

Fair Value

Liability Derivatives
Equity Risk:
Gross unrealized depreciation on swap agreements	$335,127

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018 was:

Amount

Realized Gain (Loss) on Derivatives
Equity Risk:
Net realized gain (loss) on swap agreements	$(333,046)

Interest Rate Risk:
Net realized gain (loss) on swap agreements	$(93,350)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$(674,221)

Global Dynamic Multi-Asset Portfolio

During the period ended June 30, 2018, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$17,800,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2018:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$185,627

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$328,806

40  Semi-Annual Report

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$193,839

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$(73,460)

As of June 30, 2018, the Opportunistic Strategies and Global Dynamic Multi-Asset Portfolios held derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolios are presented in the below table, as of June 30, 2018:

Opportunistic Strategies Portfolio

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Swap Agreements	$335,127	$—	$335,127

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities

Goldman Sachs International	$335,127	$—	$(335,127)	$—

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Semi-Annual Report  41

Global Dynamic Multi-Asset Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$185,627	$—	$185,627

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$32,221	$(32,221)	$—	$—
HSBC Bank USA NA	124,400	(124,400)	—	—
JPMorgan Chase Bank NA	20,460	(678)	—	19,782
State Street Bank and Trust Co.	8,546	(7,518)	—	1,028
Total	$185,627	$(164,817)	$—	$20,810

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$328,806	$—	$328,806

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$90,008	$(32,221)	$—	$57,787
HSBC Bank USA NA	230,602	(124,400)	—	106,202
JPMorgan Chase Bank NA	678	(678)	—	—
State Street Bank and Trust Co.	7,518	(7,518)	—	—
Total	$328,806	$(164,817)	$—	$163,989

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the finan-

cial statements and has determined that there were no subsequent events that required adjustment or disclosure.

42  Semi-Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (64)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)
University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Cornell Law School, Adjunct Professor (2013 – 2016)

Kenneth S. Davidson (73)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Nancy A. Eckl (55)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (67 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (47)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (74)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – present)

Robert M. Solmson (70)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Semi-Annual Report  43

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Ashish Bhutani (58)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (45)	Director (October 2017) Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2018, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

44  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (48)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager
Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Christopher Snively (33)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (59)	Treasurer (May 2003)	Vice President of the Investment Manager

Tamar Goldstein (43)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (36)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (43)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

Semi-Annual Report  45

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 26-27, 2018 the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive sessions separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds Complex of 41 active funds comprises approximately $36 billion of the approximately $252 billion of total assets under the management of the

Investment Manager and its global affiliates as of March 31, 2018).

The Board considered the various services provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing and shareholder servicing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels. The Board accepted management’s assertion that the Fund benefits from the services and infrastructure provided by the Investment Manager and that such services and infrastructure are greater than those typically provided to a $36 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, comparing the advisory fee and expense ratio (each through December 31, 2017) of each Portfolio and performance (through March 31, 2018) of each Portfolio to those of a group of comparison funds selected by Strategic Insight (each, a “Group”) and the Portfolio’s broader Morningstar category (each, a “Category”). Strategic Insight’s analyses were for the Institutional Shares and Open Shares of each Portfolio, so that references to the performance or expense ratio of a Portfolio or regarding comparisons involving, or

46  Semi-Annual Report

rankings of, a Portfolio herein refer to those of a Portfolio’s share class unless otherwise stated or the context otherwise requires. The Strategic Insight comparisons ranked each Portfolio in a quintile of the Portfolio’s Group and Category (with the first quintile being the most favorable quintile and the fifth quintile being the least favorable). Representatives of the Investment Manager discussed with the Board the methodology used by Strategic Insight in constructing the Groups, noting the limitations of the process.

Advisory Fee and Expense Ratio. The Board discussed the management fee paid to the Investment Manager (referred to in the Strategic Insight materials as the “advisory fee”) and expense ratio (as limited by the Investment Manager (“net”)) for each Portfolio and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratio for each Portfolio to their respective Group and Category medians. The Board considered that the Investment Manager continues to voluntarily enter into expense limitation agreements for both Portfolios (pursuant to which, as shown in the Strategic Insight materials, the Investment Manager was waiving its advisory fee and/or reimbursing expenses for each Portfolio).

For both share classes of each Portfolio, the gross advisory fee and expense ratio ranked in one of the top three quintiles of the relevant Group.

Materials provided by the Investment Manager indicated that the Investment Manager did not manage any funds, separate accounts or other accounts with investment objectives, policies and strategies similar to those of the Portfolios.

Performance. When evaluating the performance of each Portfolio, the Board considered Strategic Insight’s performance analysis along with other information provided by, and discussions with, the Investment Manager’s representatives. Strategic Insight’s analyses compared each Portfolio’s performance to that of the funds in the relevant Group and Category over one-, three-, five- and ten-year periods ended March 31, 2018 (as applicable). The Board considered that the Opportunistic Strategies Portfolio (both share classes) ranked in the second quintile of the Group for the three- and five-year periods. For the Global Dynamic Multi-Asset Portfolio, which had not been in operation for three full years, the one-year performance of both share classes was in the first quintile of the relevant Group.

Representatives of the Investment Manager discussed for each Portfolio the Investment Manager’s expectations for and explanations of performance and, when appropriate, actions to be taken in respect of certain Portfolios’ performance.

Investment Manager Profitability and Economies of Scale

The Board reviewed information prepared by the Investment Manager for each Portfolio concerning the estimated profitability percentage of the Management Agreement to the Investment Manager and its affiliates, calculated using the actual revenues earned for the calendar year ended December 31, 2017 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits (as applicable). The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any other significant indirect benefits from the Investment Manager acting as investment manager to the Portfolios. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable

Semi-Annual Report  47

relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the estimated profitability percentages are not unreasonable in light of the services provided and other factors. The Board (1) considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager (including the nature, extent and quality of such services), and (2) evaluated the profitability in light of the relevant circumstances for each Portfolio (including the size of each Portfolio and the trend in asset growth or decline). Representatives of the Investment Manager and the Board discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of profits back into its business, waiving or reducing Portfolio management fees and/or reimbursing expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting management fees at inception that account for future scale. It was noted that, for Portfolios with declining or stable assets, or a low level of assets, the potential that the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $252 billion global asset management business.
•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services provided.

•	Because the Board reviewed regularly the overall performance of each Portfolio (comparing it to various measures and considering the Portfolio’s objective and investment program and the Investment Manager’s expectations for and explanations of performance), after inquiry and discussion the Board was satisfied that the Investment Manager satisfactorily explained each Portfolio’s performance or actions to address performance.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices, as well as the Investment Manager’s expectations for and explanations of performance; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge of the Fund, gained through meetings and other interactions with the Investment Manager, and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

48  Semi-Annual Report

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169
Telephone: 617-483-7000

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
http://www.proskauer.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com LZDPS030

Lazard Funds Semi-Annual Report

June 30, 2018

Emerging Markets Funds

Lazard Emerging Markets Equity Portfolio

Lazard Emerging Markets Core Equity Portfolio

Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Equity Advantage Portfolio

Lazard Emerging Markets Equity Blend Portfolio

Lazard Emerging Markets Multi-Asset Portfolio

Lazard Emerging Markets Debt Portfolio

Lazard Explorer Total Return Portfolio

Lazard Emerging Markets Income Portfolio

PRIVACY NOTICE

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Financial companies choose how they share your personal information. U.S. federal law gives our clients the right to limit some but not all sharing. U.S. federal and other applicable law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing advisory services to you. The legal basis for our collection of your personal information is our contract with you and our legitimate business interest to provide contractual services to you. The collection of this information is necessary for us to be able to provide advisory services to you and the failure to provide such information will result in our inability to provide our services. This information includes your social security number (for U.S. persons) and may include other information such as your:

●	Assets and income;

●	Investment experience;

●	Transaction history;

●	Credit history; and

●	Wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example, when you give us your contact information, enter into an investment advisory contract with us, buy securities (i.e., interests in a fund) from us, direct us to buy or sell securities for your account, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates1 or other non-affiliated companies (such as credit bureaus).

How we use this information. All financial companies need to share customers’ personal information to run their everyday business and we use the personal information we collect from you for our everyday business purposes. These purposes may include for example:

●	To provide advisory services to you;

●	To open an account for you;

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●	To respond to court orders and legal investigations.

If you are an investor located within a European Union country, please note that personal information may be collected, shared and/or stored outside of the European Union.

[1]	Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker, counterparty, fund administrator or third party service provider that aggregates data in a central repository for access by a broker, counterparty or fund administrator to provide its services. We may also disclose such information to service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you. We require third party service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. These sharing practices are consistent with applicable privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the U.S. federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with non-affiliates for them to market to you). We may also share your personal information with non-affiliates (such as a government agency or regulatory authority) as required by applicable law.

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

How long we keep your personal information. We retain your personal information for the duration of your advisory relationship with us and for a period of time thereafter as required by applicable law.

Your rights with respect to this information. If you are an investor located within a European Union country, you have the following rights with respect to your personal information:

●	The right to request and obtain a copy of your personal information that we maintain;

●	The right to correct your personal information that we maintain;

●	The right to request the erasure of your personal information from our systems, subject to applicable recordkeeping requirements applicable to us; and

●	The right to lodge a complaint with a supervisory authority.

Who is providing this Privacy Notice. This Privacy Notice relates to the following entities:

●	Lazard Asset Management LLC

●	Lazard Asset Management (Canada), Inc.[2]

●	Lazard Asset Management Securities LLC

Who to contact with questions. If you have any questions about this Privacy Notice, please call (800) 823-6300 or visit our website at http://www.lazardassetmanagement.com.

[2]	Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
9	Performance Overviews
19	Information About Your Portfolio’s Expenses
22	Portfolio Holdings Presented by Sector and Region
23	Portfolios of Investments
23	Lazard Emerging Markets Equity Portfolio
25	Lazard Emerging Markets Core Equity Portfolio
27	Lazard Developing Markets Equity Portfolio
29	Lazard Emerging Markets Equity Advantage Portfolio
33	Lazard Emerging Markets Equity Blend Portfolio
36	Lazard Emerging Markets Multi-Asset Portfolio
50	Lazard Emerging Markets Debt Portfolio
61	Lazard Explorer Total Return Portfolio
70	Lazard Emerging Markets Income Portfolio
74	Notes to Portfolios of Investments
78	Statements of Assets and Liabilities
80	Statements of Operations
82	Statements of Changes in Net Assets
86	Financial Highlights
98	Notes to Financial Statements
121	Board of Directors and Officers Information
124	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

Global equity and debt markets were mixed in the first half of 2018. While US markets gained, most other developed markets pulled back. In June, the Federal Reserve (Fed) raised interest rates for the seventh time since the global financial crisis, which contributed to broad-based US dollar strength and put pressure on emerging markets assets.

In February, the S&P 500® Index recorded its first 10% correction in two years. US equity markets, however, bounced back to end the first half in positive territory, thanks to strong corporate earnings growth and economic data. Fourth quarter 2017 and first quarter 2018 annualized US GDP growth exceeded expectations and the US unemployment rate reached an 18-year low in the second quarter. Accelerating inflation helped lift long-term interest rates, with the 10-year US Treasury yield rising above 3% in April for the first time in more than four years.

Political uncertainty has risen in Europe, but our Europe-based teams believe that the euro zone economy appears strong enough to withstand this turbulence. Italy has been the chief source of political concerns, but the populist coalition government has stepped back from some of its controversial proposals and softened its anti-euro rhetoric. Overall, European equity markets declined during the first six months of 2018, giving back some of their 2017 gains.

Emerging markets equity and debt were more volatile during the first half of 2018 and were weighed down by escalating US-China trade tensions, a stronger US dollar, and new, more severe US sanctions on Russia. However, emerging markets equity fundamentals remain strong, with stable-to-higher earnings growth estimates for 2018 and 2019 (as of June). A streak of weakness in emerging markets debt from February through June also appears to have created some attractive valuation opportunities in the asset class.

We remain focused on fundamental stock selection and will continue to seek to identify value opportunities for our Portfolios. We appreciate your confidence in Lazard and feel privileged that you have turned to us for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

Emerging Markets Equities, Debt, and Currency

Emerging markets experienced a volatile period in the first half of 2018, driven by several political and macroeconomic factors. This included a classic “January effect,” a very strong initial market move, which was followed by consolidation in February, caused by investor concerns over the possibility of higher global inflation. The remaining months of the period were dominated by escalating trade tensions, a significantly stronger US dollar, which resulted in weak emerging markets currencies, and new, more severe sanctions on Russian companies and individuals, which caused marked volatility in Russia. The MSCI Emerging Markets® Index fell by 6.7% during the first half of the year, as measured in US dollar terms, with equities in Asia performing better than those in Eastern Europe. Shares in Latin America, most affected by weak currencies, performed considerably worse than both regions. One unusual feature of the period was the strength of oil prices, a characteristic that rarely occurs in tandem with a strong US dollar.

Although Latin American stocks performed particularly well in the first quarter, they fell sharply in the subsequent three months. The US dollar strengthened markedly due mostly to recent tax changes, as expectations of US economic growth accelerated, and as a consensus anticipated modestly decelerating growth elsewhere in other regions. This had a negative effect on many currencies, but most obviously on the Argentine peso, where the country has a current account deficit and is going through a period of deregulation. The central bank had to raise interest rates by more than 1200 basis points, and the country ultimately negotiated a $50 billion standby agreement with the International Monetary Fund (IMF). Despite having a current account surplus and considerable currency reserves, the Brazilian real then weakened sharply as its debt was utilized by investors who needed to hedge their Argentine peso exposure. The situation was further magnified when more politically extreme presidential candidates began polling well and by a truckers’ strike in reaction to sharply rising crude oil and diesel prices. This latter factor helped Colombian shares perform well over the six month period. Stocks in Peru also held up well, aided by the resignation of President Pedro Pablo Kuczynski, fol-

lowing a corporate scandal. Although there was no solution to the North American Free Trade Agreement renegotiations, Mexican equities finished the period only modestly lower, as uncertainties fell following the election of populist candidate Andres Manuel Lopez Obrador as president.

Asian markets finished lower over the six month period. Currency weakness hit all markets including China, Indonesia, the Philippines, Thailand, and South Korea, despite an unprecedented meeting between President Trump and North Korean leader Kim Jong Un. By May, the US government’s trade rhetoric was transitioning into real protectionist action with tariff increases on goods as diverse as electronics to aluminum. This was met mostly by retaliation and the G7 meeting in Canada represented an appropriately non-unified discourse between the United States and its major allies.

Shares of companies in Eastern Europe were somewhat mixed over the six month period. Turkey President Erdogan’s unwillingness to combat inflation, combined with a Moody’s debt downgrade, pressured Turkey’s currency severely. Despite new President Cyril Ramaphosa, poor economic growth trends in South Africa had a similar effect on the South African rand. Geopolitical issues, such as the poisoning of a former Soviet spy in Great Britain and subsequent sanctions which included new, more restrictive terms, caused marked volatility in Russian share prices and were only mitigated by robust oil prices. Crude oil strength also helped support stock prices in Qatar.

Lazard Emerging Markets Equity Portfolio

For the six months ended June 30, 2018, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of -11.84%, while Open Shares posted a total return of -11.99%, and R6 Shares posted a total return of -11.84%, as compared with the -6.66% return for the MSCI Emerging Markets Index.

Stock selection in the financials and consumer discretionary sectors, and within Brazil, detracted from returns. A higher-than-index exposure to Turkey also hurt relative performance. Shares of Cielo, a Brazilian credit card processor, fell due to concerns about

Semi-Annual Report  3

increased competition and regulatory change. YPF, an Argentine energy company, fell as high inflation and a plunging currency in Argentina led to macroeconomic uncertainty and concerns that the government may institute price controls for gas and diesel. Shares of Banco do Brasil, a Brazilian bank, declined along with the Brazilian market after a protracted strike by Brazilian truck drivers severely halted economic activity, resulting in weakness in the real and in companies exposed to Brazil. Punjab National Bank, an Indian state bank, fell after bank fraud was uncovered. Shares of CCR, a Brazilian toll road operator, declined following allegations that CCR executives overpaid for sponsorship contracts during the 2009-2012 period to fund political campaigns.

In contrast, Tata Consultancy, an Indian information technology services company, benefited from improved sentiment regarding IT spending across the sector and on the back of an announced share buyback program. Lukoil, a Russian energy company, has benefited from the environment of higher oil prices, a weaker ruble, and robust gas demand from China. ENN Energy, a Chinese gas distribution company, continued to benefit from healthy volume growth and the government’s strong push to boost gas consumption. Weichai Power, a Chinese manufacturer of diesel engines for heavy-duty vehicles, announced robust first quarter results and provided upbeat guidance for the year. Shares of Alrosa, a Russian diamond mining company, gained on the back of improvements in global diamond sales and after the company’s board of directors approved a more generous dividend policy.

Lazard Emerging Markets Core Equity Portfolio

For the six months ended June 30, 2018, the Lazard Emerging Markets Core Equity Portfolio’s Institutional Shares posted a total return of -8.37%, while Open Shares posted a total return of -8.56%, as compared with the -6.66% return for the MSCI Emerging Markets Index. The R6 Shares posted a total return of -7.70% since inception on April 6, 2018 through June 30, 2018, as compared with the -7.64% return for the MSCI Emerging Markets Index for the same period.

During the period, security selection within the energy sector helped performance, as Russian energy company Lukoil outperformed as the company announced a share cancellation and provided clarity over its planned share buyback program. Ecopetrol, a Colombian integrated oil company, benefited from higher energy prices over the period. Ternium, a steel company in the Americas, performed well as profitability for the industry remains robust. Furthermore, Ternium benefited from better-than-expected Chinese indicators. HDFC Bank, an India-based bank, performed well amid an improving outlook for asset quality and retail loan growth going forward. Wuxi Biologics, a leading Chinese contract research and manufacturing organization specializing in biologics, reported stronger earnings, driven by a number of late-stage projects, higher market share in China, and continued expansion in the developed markets.

In contrast, holdings in Argentina—Grupo Supervielle, a private sector bank, and Loma Negra, a private sector cement company—hurt performance, as the Argentine peso declined due to external debt concerns and negative capital flows, leading the government to raise interest rates and seek a $50 billion IMF support package. Brazilian toll road operator CCR underperformed as the Brazilian real declined due to economic growth concerns. Additionally, increased political uncertainty ahead of the October presidential elections, and rising diesel prices that led to a truckers strike, further weighed on Brazilian equities. Tofas, a Turkish manufacturer and exporter of passenger and commercial vehicles, declined as potentially lower demand in key export markets, including Italy and Spain, weighed on the company’s share price. Motherson Sumi Systems, a leading supplier of auto components in India, declined as higher ramp-up costs at its newer facilities weighed on quarterly results. Security selection within the industrials, financials, and consumer discretionary sectors, as well as in India and China, was negative for the period. An off-index exposure to Argentina further detracted from returns.

Lazard Developing Markets Equity Portfolio

For the six months ended June 30, 2018, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of -9.05%, while Open Shares posted a total return of -9.20%, as compared

4  Semi-Annual Report

with the -6.66% return for the MSCI Emerging Markets Index.

An overweight to the energy sector and to Peru, and an underweight to the real estate and telecommunication services sectors as well as to South Africa and Korea added value. China Gas Holdings, a Chinese natural gas distribution company, rose on the expectation of continued strength in domestic natural gas sales and new connections. Hiwin Technologies, a Taiwanese manufacturer of linear motion control products, outperformed on the continuing demand for automation machinery orders. Li Ning, a Chinese sportswear manufacturer, climbed on optimism that its business would deliver strong results. Anhui Conch, a Chinese cement producer, outperformed on indications of resilient Chinese cement prices. Shares of Novatek, Russia’s largest independent natural gas producer, performed well based on the successful ramp-up of Yamal Liquefied Natural Gas (LNG) production, as well as the announcement of a further LNG project in the far north of Russia.

In contrast, an overweight to the industrials sector as well as to Argentina and Turkey hurt performance. Stock selection in the consumer discretionary, consumer staples, financials and health care sectors as well as in China, India and South Korea also detracted value. China State Construction, a Chinese building and engineering services company, struggled on investor concerns that changes to a government housing program may negatively affect future growth. Garanti, a big four bank in Turkey, was hurt after its central bank dithered on raising interest rates in the face of currency weakness. Bank Rakyat, a large commercial bank in Indonesia, did poorly on news of its interest in acquiring a sharia bank. Bradesco, a large Brazilian bank, was sold off on the back of the protracted truckers’ strike as political uncertainty increased ahead of elections later this year. Vipshop, a flash sales online retailer, underperformed on slower than expected benefits from its partnership with Tencent and JD.com.

Lazard Emerging Markets Equity Advantage Portfolio

For the six months ended June 30, 2018, the Lazard Emerging Markets Equity Advantage Portfolio’s Institutional Shares posted a total return of -6.36%, while

Open Shares posted a total return of -6.44%, as compared with the -6.66% return for the MSCI Emerging Markets Index.

Favorable sector positioning and stock selection both added to relative performance. Portfolio performance was helped by the lower-than-benchmark weight to the financials and consumer discretionary sectors. This was partially offset by the overweight to the real estate sector. Stock selection was additive in the information technology and real estate sectors. Holdings in the financials and industrials sectors lagged the MSCI Emerging Markets Index return during the period. From a geographic standpoint, stock selection was strongest in India, Latin America and China, but lagged in Korea and Thailand. Stocks which had a positive impact on performance during the period included Yageo Corporation, the Taiwan electronics component manufacturer whose strong performance continued after its positive first quarter results. The industry’s continued appetite for mid-level and high-end components, including ceramic capacitators and chip resistors, along with chronic shortages within the industry, have benefited the company and allowed them to retain favorable pricing. China’s CSPC Pharmaceutical announced very strong results during the period. Their oncology drugs doubled in sales and their generics also showed strong growth. The company expects to receive seven generic approvals in the last half of 2018 and has been granted orphan drug status for their amyotrophic lateral sclerosis and gastric cancer drugs. Nestle (Malaysia) continued to rally based on its strong organic growth figures for the first quarter and improving operating margins. New products have helped their growth and lower raw material costs are expected to improve operating margins going forward.

Detractors in the period included South Korea’s Hyundai Marine and Fire Insurance, which posted a loss in the fourth quarter of 2017 and followed with a weak first quarter of 2018 that fell below already reduced expectations. Competition continued to increase, causing the company to cut rates. This, coupled with loss experience in the auto business, caused the stock to sell off by nearly one-third. Taiwanese company St. Shine Optical, the contact lens manufacturer, had a weak first half declining by nearly 30% as

Semi-Annual Report  5

a major US buyer cut their order and increased competition weighed heavily on the stock. Declining sales in Japan, the company’s second largest market, also caused the stock to derate. The Portfolio’s underweight to Celltrion, the Korean biotech, also adversely impacted performance as the stock has been highly volatile. After rallying in the first quarter, the stock fell on news that the Food and Drug Administration was suspending the approval process on two of their new drugs causing a selloff in the stock. We continue to maintain an underweight position.

Lazard Emerging Markets Equity Blend Portfolio

For the six months ended June 30, 2018, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of -9.98%, while Open Shares posted a total return of -10.12%, as compared with the -6.66% return for the MSCI Emerging Markets Index.

Portfolio performance was helped by an allocation to small cap equities; stock selection in the industrials and utilities sectors; and underweight exposure to the real estate sector. Stock selection in Colombia and Mexico was also additive to returns, as was an underweight exposure to Korea and South Africa.

Performance was hurt by stock selection in the consumer discretionary, energy, financials, and health care sectors. Stock selection in Brazil, China, Russia, Taiwan, and Turkey also detracted from returns, as did an overweight exposure to Argentina, Indonesia, and Turkey.

Lazard Emerging Markets Multi-Asset Portfolio

For the six months ended June 30, 2018, the Lazard Emerging Markets Multi-Asset Portfolio’s Institutional Shares posted a total return of -9.26%, while Open Shares posted a total return of -9.35%, as compared with the -6.66% return for the MSCI Emerging Markets Index.

Portfolio performance was helped by the allocations to fixed income and small cap equities. Stock selection in the materials and utilities sectors, as well as stock selection in Colombia and Mexico, added to returns. The Portfolio’s underweight exposure to equi-

ties in Korea and South Africa supported performance, as did exposure to hard currency debt in Angola and exposure to local currencies in Egypt, Malaysia, and Colombia.

Performance was hurt by stock selection in the consumer discretionary, energy, financials, and information technology sectors. Stock selection in Brazil, China, Russia, Taiwan, and Turkey detracted from returns, as did overweight exposure to equities in Argentina, Indonesia, and Turkey. Portfolio performance was also hurt by exposure to hard currency debt in Argentina, Egypt, Lebanon, Kenya, and Ukraine, as well as exposure to local currencies in Argentina, Brazil, Indonesia, and South Africa.

The Portfolio uses currency forwards and interest rates swaps, both opportunistically, for direct currency and rates exposure, and defensively, for hedging purposes. For the period, the use of these instruments detracted from performance.

Lazard Emerging Markets Debt Portfolio

For the six months ended June 30, 2018, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of -6.85%, while Open Shares posted a total return of -7.02%, and R6 Shares posted a total return of -6.64%, as compared with the -5.78% blended return for the 50% JPMorgan EMBI Global Diversified® Index/50% JPMorgan GBI-EM Global Diversified® Index (the “Global Diversified Index”).

Bottom-up positioning in external debt was the main detractor from relative performance. After outperforming amid the rise in Treasury yields in the first quarter, the high yield segment of the external sovereign market significantly underperformed the investment grade portion of the asset class during the second quarter and was the main driver of the Portfolio’s underperformance. On a country-specific basis, the largest detractor from performance was an overweight position in Argentina. Argentine assets experienced a sharp correction as a result of a less favorable global economic environment, high domestic inflation, and policy missteps. We meaningfully reduced our sovereign credit exposure throughout the second quarter. On the other hand, top-down asset allocation

6  Semi-Annual Report

contributed to relative performance. We entered the year with the majority of our risk budget allocated to local currency debt. This asset class view proved to be correct, as local currency debt outperformed external debt by more than 6% in the first quarter. We subsequently reduced our overweight position, mainly on valuation grounds.

The Portfolio management team uses currency forwards and interest rates swaps, both opportunistically, for direct currency and rates exposure, and defensively, for hedging purposes. For the period ended June 30, 2018, the use of derivatives detracted from the Portfolio’s relative performance.

Lazard Explorer Total Return Portfolio

For the six months ended June 30, 2018, the Lazard Explorer Total Return Portfolio’s Institutional Shares posted a total return of -7.04%, while Open Shares posted a total return of -7.16%, as compared with the -5.78% return for the Global Diversified Index.

The main detractors from absolute performance were the Portfolio’s bottom-up positioning in external sovereign credit and outright long positions in local currencies. In sovereign credit, long positions in Argentina, Lebanon, and Egypt were key detractors from performance. Argentina was a significant underperformer owing to a number of factors, including policy missteps. These losses were partially offset by a short risk position in Mexico, which we increased during the second quarter. The Portfolio’s long position in emerging markets currencies was the other key detractor from performance, particularly during the second quarter. We entered the second quarter with a roughly 45% long position diversified across more than 15 local currencies, which was largely intended to capture the beta of the asset class. Emerging markets currencies depreciated more than 8% amid US dollar strength and idiosyncratic concerns in key markets. Within this portfolio theme, our positions in the Brazilian real and Argentine peso were notable detractors; however, given our diversified exposure, no single currency was an overwhelming outlier in terms of its performance impact.

To a lesser extent, the Portfolio’s strategic allocation to corporate credit detracted. Although corporates were down on an absolute basis during the period, they significantly outperformed the broader asset class and we continued to find attractive idiosyncratic opportunities, resulting in an increase in our exposure from roughly 15% to 20%. These losses were partially mitigated by long positions in local rates in select markets—South Africa, Brazil, and Russia—as well as a portfolio hedge in out-of-the money put options in a diversified basket of currencies. Given the Portfolio’s focus on risk-adjusted returns, we are always looking for inexpensive and efficient forms of insurance. This hedging strategy was beneficial as currencies sold off significantly and profits from the hedges exceeded the premium deployed.

The Portfolio management team uses currency forwards and options, credit default swaps and interest rate swaps, both opportunistically, for direct exposure, and defensively, for hedging purposes. For the year-to-date period, the use of derivatives detracted from the Portfolio’s performance.

Lazard Emerging Markets Income Portfolio

For the six months ended June 30, 2018, the Lazard Emerging Markets Income Portfolio’s Institutional Shares posted a total return of -4.83%, while Open Shares posted a total return of -4.88%, as compared with the -3.41% return for the JPMorgan Emerging Local Markets® Index Plus.

Off-index, frontier markets played a key role in providing uncorrelated positive alpha, despite the widespread weakness across many emerging markets. Exposure to Egypt, Morocco, Kazakhstan, Nigeria, and Uruguay added value in the last six months. Egypt accounted for most of the result as it continued to benefit from high local T-bill yields to complement currency stability. The local market was supported by improved balance of payments, economic reforms, and a resultant central bank reserve position that has reached historic highs, having tripled over the past year and a half since the country secured a three-year International Monetary Fund support program and credibly devalued the pound. An underweight exposure to Taiwan also helped performance as did an

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overweight position in Colombia as the peso, which benefited from stronger oil prices, was one of the few mainstream emerging markets currencies to appreciate.

An overweight exposure to Argentina was the biggest detractor to performance, costing 62 basis points. We had established an overweight position based on high real yields and positive seasonality, but a loss of confidence in the peso by both foreign and domestic investor bases in the face of high inflation and Argentina’s twin deficits (current account and fiscal deficit) catalyzed an accelerating pace of currency depreciation that exceeded the money market’s 25%-

40% yield. Security selection and overweight foreign exchange exposure led to detractions to performance from investments in Indonesia, Turkey, Russia, and South Africa as the sharp rise in US yield pressured debt markets. Importantly, the pressures observed in the aforementioned underperforming countries were of a highly idiosyncratic nature, whether induced by political developments, policy inaction, and underlying economic fragilities. Simultaneously, moderating global economic data (relative to buoyant expectations) and ongoing trade tensions negatively affected most global market results.

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer and dividend disbursing agent (“DST”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Returns for a period of less than one year are not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2018; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

8  Semi-Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and MSCI Emerging Markets® Index*

Average Annual Total Returns*
Periods Ended June 30, 2018
	One Year	Five Years	Ten Years	Since Inception †
Institutional Shares**	0.07%	2.43%	2.06%	6.66%
Open Shares**	–0.18%	2.16%	1.75%	6.39%
R6 Shares**	0.07%	N/A	N/A	2.29%
MSCI Emerging Markets Index	8.20%	5.01%	2.26%	5.64%
				(Institutional Shares)
				6.22%
				(Open Shares)
				5.69%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”), if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional Shares was July 15, 1994, for the Open Shares was January 8, 1997 and for the R6 Shares was January 19, 2015.

Semi-Annual Report  9

Lazard Emerging Markets Core Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Core Equity Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*
Periods Ended June 30, 2018
	One Year	Since Inception †
Institutional Shares**	7.12%	3.19%
Open Shares**	6.65%	2.81%
R6 Shares**	N/A	–7.70%
MSCI Emerging Markets Index	8.20%	3.07%
		(Institutional and
		Open Shares)
		–7.64%
		(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional and Open Shares was October 31, 2013 and for the R6 Shares was April 6, 2018.

10  Semi-Annual Report

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*
Periods Ended June 30, 2018
	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	7.56%	4.99%	5.48%
Open Shares**	7.19%	4.62%	5.14%
MSCI Emerging Markets Index	8.20%	5.01%	5.66%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was September 30, 2008.

Semi-Annual Report  11

Lazard Emerging Markets Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Advantage Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*
Periods Ended June 30, 2018
	One	Since
	Year	Inception	†
Institutional Shares**	9.15%	6.14%
Open Shares**	8.93%	5.84%
MSCI Emerging Markets Index	8.20%	4.53%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was May 29, 2015.

12  Semi-Annual Report

Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*
Periods Ended June 30, 2018
	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	2.99%	3.42%	3.09%
Open Shares**	2.59%	3.14%	2.79%
MSCI Emerging Markets Index	8.20%	5.01%	4.26%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was May 28, 2010.

Semi-Annual Report  13

Lazard Emerging Markets Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Multi-Asset Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*
Periods Ended June 30, 2018
	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	–0.08%	1.07%	–0.49%
Open Shares**	–0.53%	0.74%	–0.80%
MSCI Emerging Markets Index	8.20%	5.01%	1.21%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was March 31, 2011.

14  Semi-Annual Report

Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Debt Portfolio, JPMorgan EMBI Global Diversified® Index, JPMorgan GBI-EM Global Diversified® Index and Global Diversified Index*

Average Annual Total Returns*
Periods Ended June 30, 2018
	One	Five	Since
	Year	Years	Inception †
Institutional Shares**	–2.92%	0.56%	1.88%
Open Shares**	–3.14%	0.25%	1.58%
R6 Shares**	–2.69%	N/A	1.06%
JPMorgan EMBI Global Diversified Index	–1.60%	5.15%	5.68%
			(Institutional and
			Open Shares)
			1.34%
			(R6 Shares)
JPMorgan GBI-EM Global Diversified Index	–2.33%	–1.40%	–0.09%
			(Institutional and
			Open Shares)
			2.23%
			(R6 Shares)
Global Diversified Index	–1.89%	1.89%	2.83%
			(Institutional and
			Open Shares)
			1.84%
			(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.

Semi-Annual Report  15

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely weighted version of the EMBI Global. The JPMorgan GBI-EM Global Diversified Index is a uniquely weighted version of the GBI-EM Global. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in both indices are identical. The Global Diversified Index is an unmanaged index created by the Investment Manager and is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional and Open Shares was February 28, 2011 and for the R6 Shares was July 28, 2016.

16  Semi-Annual Report

Lazard Explorer Total Return Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Explorer Total Return Portfolio, JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and Global Diversified Index*

Average Annual Total Returns*
Periods Ended June 30, 2018
	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	–3.93%	0.20%	0.20%
Open Shares**	–4.24%	–0.12%	–0.12%
JPMorgan EMBI Global Diversified Index	–1.60%	5.15%	5.15%
JPMorgan GBI-EM Global Diversified Index	–2.33%	–1.40%	–1.40%
Global Diversified Index	–1.89%	1.89%	1.89%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely weighted version of the EMBI Global. The JPMorgan GBI-EM Global Diversified Index is a uniquely weighted version of the GBI-EM Global. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in both indices are identical. The Global Diversified Index is an unmanaged index created by the Investment Manager and is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was June 28, 2013.

Semi-Annual Report  17

Lazard Emerging Markets Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Income Portfolio and JPMorgan Emerging Local Markets® Index Plus*

Average Annual Total Returns*
Periods Ended June 30, 2018
	One	Since
	Year	Inception	†
Institutional Shares**	–1.20%	–1.93%
Open Shares**	–1.32%	–2.19%
JPMorgan Emerging Local Markets Index Plus	0.50%	–1.20%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The JPMorgan Emerging Local Markets Index Plus tracks total returns for local currency-denominated money market instruments. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was April 30, 2014.

18  Semi-Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2018 through June 30, 2018 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Semi-Annual Report   19

Portfolio	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18 - 6/30/18	Annualized Expense Ratio During Period 1/1/18 - 6/30/18

Emerging Markets Equity
Institutional Shares
Actual	$1,000.00	$881.60	$4.99	1.07%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.49	$5.36	1.07%
Open Shares
Actual	$1,000.00	$880.10	$6.15	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.61	1.32%
R6 Shares
Actual	$1,000.00	$881.60	$4.99	1.07%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.49	$5.36	1.07%

Emerging Markets Core Equity
Institutional Shares
Actual	$1,000.00	$916.30	$5.37	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.19	$5.66	1.13%
Open Shares
Actual	$1,000.00	$914.40	$7.59	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%
R6 Shares†
Actual	$1,000.00	$923.00	$2.47	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,008.80	$2.58	1.13%

Developing Markets Equity
Institutional Shares
Actual	$1,000.00	$908.80	$5.40	1.14%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.14	$5.71	1.14%
Open Shares
Actual	$1,000.00	$907.30	$7.05	1.49%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.41	$7.45	1.49%

Emerging Markets Equity Advantage
Institutional Shares
Actual	$1,000.00	$936.40	$5.28	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.51	1.10%
Open Shares
Actual	$1,000.00	$935.60	$6.72	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.00	1.40%

Emerging Markets Equity Blend
Institutional Shares
Actual	$1,000.00	$900.20	$5.37	1.14%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.14	$5.71	1.14%
Open Shares
Actual	$1,000.00	$898.80	$7.11	1.51%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.31	$7.55	1.51%

20   Semi-Annual Report

Portfolio	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18 - 6/30/18	Annualized Expense Ratio During Period 1/1/18 - 6/30/18

Emerging Markets Multi-Asset
Institutional Shares
Actual	$1,000.00	$907.40	$5.91	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%
Open Shares
Actual	$1,000.00	$906.50	$7.61	1.61%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.81	$8.05	1.61%

Emerging Markets Debt
Institutional Shares
Actual	$1,000.00	$931.50	$4.41	0.92%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.23	$4.61	0.92%
Open Shares
Actual	$1,000.00	$930.90	$5.75	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01	1.20%
R6 Shares
Actual	$1,000.00	$933.60	$4.31	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	$4.51	0.90%

Explorer Total Return
Institutional Shares
Actual	$1,000.00	$930.70	$5.07	1.06%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.54	$5.31	1.06%
Open Shares
Actual	$1,000.00	$929.50	$6.70	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.00	1.40%

Emerging Markets Income
Institutional Shares
Actual	$1,000.00	$951.70	$4.36	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Open Shares
Actual	$1,000.00	$951.20	$5.08	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

†	The inception date for the R6 Shares was April 6, 2018.

Semi-Annual Report   21

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector and Region June 30, 2018 (unaudited)

Sector*	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Asset Portfolio

Consumer Discretionary	8.3%	10.5%	7.4%	7.9%	9.9%	6.7%
Consumer Staples	6.8	2.8	—	5.8	2.0	1.2
Energy	8.3	7.4	10.3	7.5	6.2	4.0
Financials	27.0	24.1	28.2	21.0	25.4	16.8
Health Care	0.7	0.5	2.1	3.6	2.7	1.8
Industrials	4.5	4.8	9.9	4.5	7.8	4.7
Information Technology	23.9	31.8	31.2	29.8	29.3	18.1
Materials	4.7	12.6	6.6	8.3	7.9	4.9
Real Estate	—	0.4	—	3.2	0.3	0.2
Telecommunication Services	10.8	2.8	1.4	4.0	3.5	2.1
Utilities	1.9	—	2.9	2.5	3.2	2.5
Sovereign Debt	—	—	—	—	—	26.1
US Treasury Securities	—	—	—	—	—	6.7
Short-Term Investments	3.1	2.3	—	1.9	1.8	4.2
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Region*	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio	Lazard Emerging Markets Income Portfolio

Africa	24.1%	30.3%	14.1%
Asia	15.5	14.0	6.2
Europe	18.7	20.9	17.1
North America	9.9	9.6	49.2
South America	24.6	18.2	9.3
Short-Term Investments	7.2	7.0	4.1
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

22   Semi-Annual Report

The Lazard Funds, Inc. Portfolios of Investments June 30, 2018 (unaudited)

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 96.6%

Argentina | 1.1%
YPF SA Sponsored ADR	8,738,894	$118,674,181

Brazil | 7.8%
Ambev SA ADR	28,787,140	133,284,458
Banco do Brasil SA	28,123,134	207,889,515
BB Seguridade Participacoes SA	23,211,700	146,489,888
CCR SA	36,391,734	95,022,731
Cia de Saneamento Basico do Estado de Sao Paulo	9,978,400	59,961,797
Cielo SA	33,964,919	144,772,099
Petrobras Distribuidora SA	14,585,314	68,829,360
		856,249,848
China | 19.7%
AAC Technologies Holdings, Inc.	8,252,000	115,477,597
Anhui Conch Cement Co., Ltd., Class H	12,418,000	70,540,717
Baidu, Inc. Sponsored ADR (*)	735,339	178,687,377
China Construction Bank Corp., Class H	585,100,220	536,521,151
China Mobile, Ltd. Sponsored ADR	8,251,500	366,284,085
China Shenhua Energy Co., Ltd., Class H	38,711,110	91,147,735
CNOOC, Ltd.	65,954,000	112,998,950
ENN Energy Holdings, Ltd.	14,496,000	142,357,226
Hengan International Group Co., Ltd.	9,607,000	91,875,590
NetEase, Inc. ADR	1,056,264	266,886,225
Weichai Power Co., Ltd., Class H (^)	132,131,288	181,837,803
		2,154,614,456
Egypt | 1.0%
Commercial International Bank Egypt SAE GDR	21,632,761	106,939,737

Hong Kong | 0.1%
ASM Pacific Technology, Ltd.	1,131,800	14,212,686

Hungary | 1.7%
OTP Bank Nyrt.	5,074,982	183,675,632
Description	Shares	Fair Value

India | 9.0%
Axis Bank, Ltd.	25,090,181	$186,906,910
Bajaj Auto, Ltd.	2,373,897	97,317,086
HCL Technologies, Ltd.	7,642,491	103,102,009
Hero MotoCorp, Ltd.	3,268,411	165,600,303
Infosys, Ltd. Sponsored ADR	2,088,732	40,584,063
Punjab National Bank (*)	46,871,877	52,012,338
Tata Consultancy Services, Ltd.	12,602,640	339,161,152
		984,683,861
Indonesia | 4.6%
PT Astra International Tbk	228,267,000	104,890,477
PT Bank Mandiri (Persero) Tbk	388,006,342	184,407,966
PT Semen Indonesia (Persero) Tbk	110,564,600	54,900,836
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	6,138,210	159,654,842
		503,854,121
Malaysia | 0.6%
British American Tobacco Malaysia Berhad	7,776,400	66,906,145

Mexico | 3.5%
America Movil SAB de CV, Class L Sponsored ADR	13,681,771	227,938,305
Grupo Mexico SAB de CV, Series B	27,604,847	78,379,543
Kimberly-Clark de Mexico SAB de CV, Series A	43,644,595	73,728,989
		380,046,837
Pakistan | 1.7%
Habib Bank, Ltd.	26,493,980	36,296,768
Oil & Gas Development Co., Ltd.	36,085,249	46,228,414
Pakistan Petroleum, Ltd.	57,152,502	101,097,083
		183,622,265
Philippines | 0.6%
PLDT, Inc. Sponsored ADR	2,969,885	69,435,911

Russia | 10.5%
ALROSA PAO	117,819,343	187,325,333
Gazprom PJSC Sponsored ADR	25,636,538	112,564,065
LUKOIL PJSC Sponsored ADR	2,778,172	189,616,154
Magnit PJSC Sponsored GDR	5,194,784	93,332,284
Mobile TeleSystems PJSC Sponsored ADR	17,857,443	157,681,222
Sberbank of Russia PJSC	118,010,485	408,552,341
		1,149,071,399

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (concluded)

South Africa | 9.6%
Imperial Holdings, Ltd.	8,034,278	$114,606,145
Life Healthcare Group Holdings, Ltd.	41,602,111	75,416,468
Nedbank Group, Ltd.	5,616,022	102,096,083
PPC, Ltd. (*)	77,936,291	41,079,627
Sanlam, Ltd.	20,007,682	101,470,999
Shoprite Holdings, Ltd.	11,885,580	190,578,941
Standard Bank Group, Ltd.	8,793,561	122,502,728
The Bidvest Group, Ltd.	8,155,627	116,991,292
Vodacom Group, Ltd.	12,436,274	111,095,329
Woolworths Holdings, Ltd.	18,943,366	76,454,889
		1,052,292,501
South Korea | 14.7%
Coway Co., Ltd.	1,732,840	134,610,522
Hanwha Life Insurance Co., Ltd.	15,477,249	73,428,144
Hyundai Mobis Co., Ltd.	764,554	145,273,355
KB Financial Group, Inc.	2,749,820	130,131,851
KT&G Corp.	1,000,171	95,911,344
Samsung Electronics Co., Ltd.	11,308,879	472,213,061
Shinhan Financial Group Co., Ltd.	4,333,242	167,732,584
SK Hynix, Inc.	4,976,679	381,482,054
		1,600,782,915
Taiwan | 5.0%
Hon Hai Precision Industry Co., Ltd.	54,451,032	148,889,819
Taiwan Semiconductor Manufacturing Co., Ltd.	55,326,284	393,627,189
		542,517,008
Description	Shares	Fair Value

Thailand | 1.3%
Kasikornbank Public Co. Ltd.	10,578,154	$63,708,329
The Siam Cement Public Co. Ltd. (‡)	6,061,700	75,703,688
		139,412,017
Turkey | 4.1%
Akbank Turk AS	40,400,050	65,925,255
KOC Holding AS	30,707,223	94,905,403
Tupras Turkiye Petrol Rafinerileri AS	5,694,794	133,854,605
Turk Telekomunikasyon AS (*)	81,794,556	88,791,317
Turkiye Is Bankasi AS, C Shares	53,209,616	65,826,429
		449,303,009
Total Common Stocks (Cost $10,240,091,620)		10,556,294,529

Short-Term Investments | 3.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $337,417,071)	337,417,071	337,417,071

Total Investments | 99.7% (Cost $10,577,508,691)		$10,893,711,600

Cash and Other Assets in Excess of Liabilities | 0.3%		32,628,088

Net Assets | 100.0%		$10,926,339,688

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio

Common Stocks | 96.7%

Argentina | 0.7%
Grupo Supervielle SA Sponsored ADR	91,900	$972,302
Loma Negra Cia Industrial Argentina SA Sponsored ADR	104,100	1,068,066
		2,040,368
Brazil | 6.4%
Azul SA ADR (*)	138,100	2,259,316
Banco do Brasil SA	543,200	4,015,398
Braskem SA A Shares	350,442	4,589,676
CCR SA	531,600	1,388,065
Rumo SA (*)	804,500	2,926,775
Telefonica Brasil SA ADR	245,100	2,909,337
		18,088,567
China | 26.1%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	72,100	13,376,713
Baidu, Inc. Sponsored ADR (*)	22,880	5,559,840
Brilliance China Automotive Holdings, Ltd.	904,000	1,625,904
China National Building Material Co., Ltd., Class H	3,608,000	3,554,384
Industrial & Commercial Bank of China, Ltd., Class H	15,057,633	11,185,701
JD.com, Inc. ADR (*)	95,500	3,719,725
NetEase, Inc. ADR	9,523	2,406,176
New Oriental Education & Technology Group, Inc. Sponsored ADR	44,786	4,239,443
PICC Property & Casualty Co., Ltd., Class H	2,707,770	2,897,557
Ping An Insurance (Group) Co. of China, Ltd., Class H	613,500	5,606,287
Tencent Holdings, Ltd.	366,800	18,265,966
Wuxi Biologics Cayman, Inc. (*)	118,500	1,313,913
		73,751,609
Colombia | 2.3%
Bancolombia SA Sponsored ADR	61,300	2,928,914
Ecopetrol SA Sponsored ADR	172,058	3,535,792
		6,464,706
Hong Kong | 1.1%
Techtronic Industries Co., Ltd.	547,000	3,037,337

Hungary | 1.1%
MOL Hungarian Oil & Gas PLC	322,074	3,107,702
Description	Shares	Fair Value

India | 8.2%
HDFC Bank, Ltd. ADR	82,169	$8,629,388
Hindalco Industries, Ltd.	1,053,615	3,537,007
Hindustan Zinc, Ltd.	689,428	2,760,568
Maruti Suzuki India, Ltd.	30,145	3,880,313
Motherson Sumi Systems, Ltd.	572,750	2,376,489
UPL, Ltd.	223,746	2,018,917
		23,202,682
Indonesia | 1.9%
PT Bank Mandiri (Persero) Tbk	6,908,400	3,283,359
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	83,560	2,173,395
		5,456,754
Luxembourg | 2.4%
Tenaris SA ADR	59,000	2,147,010
Ternium SA Sponsored ADR	134,800	4,693,736
		6,840,746
Mexico | 3.2%
Arca Continental SAB de CV	335,845	2,067,467
Gruma SAB de CV, Class B	213,883	2,615,888
Grupo Aeroportuario del Pacifico SAB de CV ADR	18,200	1,690,962
Grupo Financiero Banorte SAB de CV, Class O	431,700	2,544,737
		8,919,054
Peru | 1.1%
Credicorp, Ltd.	13,550	3,050,376

Philippines | 1.4%
BDO Unibank, Inc.	1,073,691	2,519,263
GT Capital Holdings, Inc.	76,340	1,301,525
		3,820,788
Portugal | 1.1%
Galp Energia SGPS SA	166,160	3,159,531

Russia | 7.0%
LUKOIL PJSC Sponsored ADR (London)	130,290	8,892,570
LUKOIL PJSC Sponsored ADR (United States)	1,717	118,353
Sberbank of Russia PJSC Sponsored ADR (London)	499,323	7,187,885
Sberbank of Russia PJSC Sponsored ADR (United States)	53,682	770,605
Severstal PJSC GDR	193,470	2,826,019
		19,795,432

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio (concluded)

South Africa | 6.0%
Barloworld, Ltd.	170,563	$1,602,895
FirstRand, Ltd.	684,629	3,183,617
Mondi PLC	136,932	3,688,566
Naspers, Ltd., N Shares	23,580	5,975,995
The Bidvest Group, Ltd.	180,566	2,590,193
		17,041,266
South Korea | 10.8%
Coway Co., Ltd.	26,656	2,070,692
DB Insurance Co., Ltd.	43,183	2,285,483
Lotte Chemical Corp.	6,061	1,889,970
NCSoft Corp.	7,406	2,462,869
Samsung Electronics Co., Ltd.	385,915	16,114,250
SK Hynix, Inc.	73,614	5,642,803
		30,466,067
Taiwan | 11.7%
ASE Technology Holding Co., Ltd. ADR	439,150	2,020,090
Far EasTone Telecommunications Co., Ltd.	1,040,000	2,687,088
Formosa Plastics Corp.	1,294,000	4,770,673
Hon Hai Precision Industry Co., Ltd.	1,213,500	3,318,170
Largan Precision Co., Ltd.	29,000	4,262,595
Silicon Motion Technology Corp. ADR	52,610	2,782,543
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	358,578	13,109,612
		32,950,771
Thailand | 1.3%
Bangkok Bank Public Co. Ltd.	272,900	1,634,049
Kasikornbank Public Co. Ltd.	321,800	1,938,083
		3,572,132
Description	Shares	Fair Value

Turkey | 1.3%
Arcelik AS	263,980	$876,093
KOC Holding AS	322,945	998,111
Tofas Turk Otomobil Fabrikasi AS	318,140	1,664,616
		3,538,820
United Arab Emirates | 0.4%
Emaar Properties PJSC	850,467	1,139,665

United Kingdom | 1.2%
Unilever NV NY Shares	59,900	3,337,628

Total Common Stocks (Cost $247,247,867)		272,782,001

Preferred Stocks | 0.7%

Brazil | 0.7%
Itau Unibanco Holding SA Sponsored ADR (Cost $1,994,916)	187,129	1,942,399

Short-Term Investments | 2.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $6,423,962)	6,423,962	6,423,962

Total Investments | 99.7% (Cost $255,666,745)		$281,148,362

Cash and Other Assets in Excess of Liabilities | 0.3%		899,670

Net Assets | 100.0%		$282,048,032

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 96.1%

Argentina | 0.3%
YPF SA Sponsored ADR	58,620	$796,060

Brazil | 5.1%
CVC Brasil Operadora e Agencia de Viagens SA	370,800	4,324,366
Duratex SA	1,021,300	2,292,539
Notre Dame Intermedica Participacoes SA	565,300	3,150,482
Petrobras Distribuidora SA	382,600	1,805,522
Petroleo Brasileiro SA	504,497	2,237,581
		13,810,490
Canada | 1.9%
First Quantum Minerals, Ltd.	358,855	5,287,355

China | 28.7%
AAC Technologies Holdings, Inc.	198,640	2,779,747
Agricultural Bank of China, Ltd., Class H	9,080,500	4,217,270
Alibaba Group Holding, Ltd. Sponsored ADR (*)	42,610	7,905,433
Anhui Conch Cement Co., Ltd., Class H	1,163,000	6,606,447
Baidu, Inc. Sponsored ADR (*)	40,517	9,845,631
Beijing Enterprises Water Group, Ltd.	5,720,000	3,115,930
China Medical System Holdings, Ltd.	1,272,000	2,530,373
China Merchants Bank Co., Ltd., Class H	713,211	2,607,694
China State Construction International Holdings, Ltd.	5,962,160	6,089,473
Kingsoft Corp., Ltd.	1,562,000	4,714,159
Li Ning Co., Ltd. (*)	1,942,500	2,126,752
New Oriental Education & Technology Group, Inc. Sponsored ADR	6,600	624,756
Ping An Insurance (Group) Co. of China, Ltd., Class H	569,500	5,204,206
Qudian, Inc. Sponsored ADR	73,000	646,780
Tencent Holdings, Ltd.	211,300	10,522,352
Vipshop Holdings, Ltd. ADR (*)	248,800	2,699,480
Zhuzhou CRRC Times Electric Co., Ltd., Class H	812,900	3,854,455
ZTO Express Cayman, Inc. ADR	105,585	2,111,700
		78,202,638
Colombia | 2.0%
Bancolombia SA Sponsored ADR	114,447	5,468,278
Description	Shares	Fair Value

Hong Kong | 4.6%
China Gas Holdings, Ltd.	1,136,400	$4,564,886
SMI Holdings Group, Ltd.	1,519,200	503,069
Techtronic Industries Co., Ltd.	1,364,500	7,576,685
		12,644,640
India | 8.0%
HDFC Bank, Ltd. ADR	45,785	4,808,341
ICICI Bank, Ltd. Sponsored ADR	769,301	6,177,487
Reliance Industries, Ltd.	372,632	5,283,710
Shriram Transport Finance Co., Ltd.	285,546	5,413,915
		21,683,453
Indonesia | 1.7%
PT Bank Rakyat Indonesia (Persero) Tbk	23,458,000	4,628,708

Luxembourg | 2.1%
Tenaris SA ADR	159,500	5,804,205

Mexico | 1.1%
Grupo Financiero Banorte SAB de CV, Class O	525,657	3,098,585

Peru | 2.3%
Credicorp, Ltd.	28,055	6,315,742

Philippines | 1.0%
BDO Unibank, Inc.	1,214,665	2,850,039

Portugal | 2.4%
Galp Energia SGPS SA	337,335	6,414,421

Russia | 6.7%
Mail.Ru Group, Ltd. GDR (*)	127,287	3,684,531
Novatek OAO Sponsored GDR (London)	27,364	4,053,309
Novatek OAO Sponsored GDR (United States)	18,525	2,747,257
Sberbank of Russia PJSC	1,667,436	5,773,249
Yandex NV Class A (*)	53,235	1,911,136
		18,169,482
South Africa | 4.3%
Capitec Bank Holdings, Ltd.	88,421	5,590,721
Petra Diamonds, Ltd. (*)	1,867,737	1,378,433
Standard Bank Group, Ltd.	342,357	4,769,361
		11,738,515

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio (concluded)

South Korea | 8.6%
Doosan Bobcat, Inc.	123,025	$3,529,460
Korea Aerospace Industries, Ltd. (*)	50,155	1,851,638
NCSoft Corp.	10,106	3,360,755
Netmarble Games Corp.	17,716	2,416,550
Partron Co., Ltd.	274,093	1,745,065
Samsung Electronics Co., Ltd.	253,925	10,602,881
		23,506,349
Taiwan | 10.6%
Airtac International Group	198,000	2,811,981
ASE Industrial Holding Co., Ltd.	1,145,289	2,689,627
Catcher Technology Co., Ltd.	330,670	3,692,746
Hiwin Technologies Corp.	214,407	2,527,524
Largan Precision Co., Ltd.	20,860	3,066,129
MediaTek, Inc.	613,000	6,024,170
Silicon Motion Technology Corp. ADR	100,110	5,294,818
Taiwan Semiconductor Manufacturing Co., Ltd.	378,000	2,689,338
		28,796,333
Turkey | 4.0%
Aselsan Elektronik Sanayi Ve Ticaret AS	682,424	3,435,563
Turkcell Iletisim Hizmetleri AS	1,419,920	3,747,470
Turkiye Garanti Bankasi AS	2,079,869	3,782,415
		10,965,448
Description	Shares	Fair Value

United Kingdom | 0.7%
KAZ Minerals PLC (*)	164,094	$1,812,031

Total Common Stocks (Cost $237,542,311)		261,992,772

Preferred Stocks | 1.3%

Brazil | 1.3%
Banco Bradesco SA ADR (Cost $4,300,192)	509,586	3,495,760

Short-Term Investments | 0.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $439)	439	439

Total Investments | 97.4% (Cost $241,842,942)		$265,488,971

Cash and Other Assets in Excess of Liabilities | 2.6%		7,213,864

Net Assets | 100.0%		$272,702,835

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio

Common Stocks | 98.6%

Brazil | 3.5%
Ambev SA ADR	2,017	$9,339
Banco Santander Brasil SA	1,100	8,316
Cia de Saneamento de Minas Gerais-COPASA	700	7,409
EcoRodovias Infraestrutura e Logistica SA	5,800	11,074
Estacio Participacoes SA	900	5,661
Fibria Celulose SA	1,000	18,724
Guararapes Confeccoes SA	200	4,872
Petroleo Brasileiro SA	6,000	26,611
Vale SA	3,309	42,338
		134,344
Chile | 0.9%
Enel Americas SA ADR	1,433	12,625
Enel Chile SA ADR	2,669	13,025
Sociedad Quimica y Minera de Chile SA Sponsored ADR	190	9,129
		34,779
China | 31.0%
AAC Technologies Holdings, Inc.	500	6,997
Agile Group Holdings, Ltd.	6,000	10,220
Agricultural Bank of China, Ltd., Class H	13,000	6,038
Air China, Ltd., Class H	6,000	5,746
Alibaba Group Holding, Ltd. Sponsored ADR (*)	888	164,751
Anhui Conch Cement Co., Ltd., Class H	5,000	28,403
ANTA Sports Products, Ltd.	2,000	10,522
Autohome, Inc. ADR	86	8,686
BAIC Motor Corp., Ltd., Class H	6,500	6,189
Baidu, Inc. Sponsored ADR (*)	166	40,338
Bank of China, Ltd., Class H	51,000	25,130
Bank of Communications Co., Ltd., Class H	7,000	5,336
Beijing Enterprises Holdings, Ltd.	2,000	9,726
China CITIC Bank Corp., Ltd.	41,000	25,491
China Construction Bank Corp., Class H	77,000	70,607
China Evergrande Group (*)	2,000	5,085
China Mengniu Dairy Co., Ltd.	2,000	6,745
China Merchants Bank Co., Ltd., Class H	5,500	20,109
China Mobile, Ltd.	6,000	53,219
China Petroleum & Chemical Corp., Class H	20,000	17,952
Description	Shares	Fair Value

China Resources Cement Holdings, Ltd.	12,000	$12,078
China SCE Property Holdings, Ltd.	17,000	8,019
China Telecom Corp., Ltd. Class H	42,000	19,585
China Vanke Co., Ltd., Class H	2,200	7,682
CNOOC, Ltd.	24,000	41,119
Country Garden Holdings Co., Ltd.	16,000	27,914
CSPC Pharmaceutical Group, Ltd.	14,000	42,082
Geely Automobile Holdings, Ltd.	8,000	20,531
Guangzhou Automobile Group Co., Ltd. Class H	11,200	10,871
Industrial & Commercial Bank of China, Ltd., Class H	86,000	63,886
Longfor Properties Co., Ltd.	3,000	8,073
MMG, Ltd. (*)	8,000	5,552
PetroChina Co., Ltd., Class H	34,000	25,886
Ping An Insurance (Group) Co. of China, Ltd., Class H	5,500	50,260
Shenzhou International Group Holdings, Ltd.	1,000	12,262
Sinotruk Hong Kong, Ltd.	5,500	9,042
Sunny Optical Technology Group Co., Ltd.	800	14,710
TAL Education Group ADR (*)	251	9,237
Tencent Holdings, Ltd.	4,000	199,193
Tianneng Power International, Ltd.	10,000	15,547
Tingyi (Cayman Islands) Holding Corp.	2,000	4,637
Weibo Corp. Sponsored ADR (*)	61	5,414
Wuxi Biologics Cayman, Inc. (*)	500	5,544
Xiabuxiabu Catering Management China Holdings Co., Ltd.	2,500	5,448
YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H	1,600	8,112
YY, Inc. ADR (*)	149	14,970
Zhongsheng Group Holdings, Ltd.	5,000	14,956
Zijin Mining Group Co., Ltd. Class H	20,000	7,585
		1,197,485
Colombia | 0.6%
Bancolombia SA Sponsored ADR	163	7,788
Ecopetrol SA Sponsored ADR	692	14,221
		22,009
Egypt | 0.4%
Commercial International Bank Egypt SAE ADR	3,121	15,605

Greece | 0.2%
JUMBO SA	450	7,415

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Hong Kong | 1.8%
China Gas Holdings, Ltd.	4,600	$18,478
Lee & Man Paper Manufacturing, Ltd.	9,000	9,062
Shimao Property Holdings, Ltd.	5,500	14,363
Sino Biopharmaceutical, Ltd.	17,500	26,704
		68,607
Hungary | 1.1%
Magyar Telekom Telecommunications PLC	8,117	11,566
MOL Hungarian Oil & Gas PLC	3,381	32,623
		44,189
India | 6.7%
Cipla, Ltd. GDR	660	5,940
HDFC Bank, Ltd. ADR	495	51,985
ICICI Bank, Ltd. Sponsored ADR	880	7,066
Infosys, Ltd. Sponsored ADR	3,424	66,528
Reliance Industries, Ltd. Sponsored GDR (#)	709	19,892
State Bank of India GDR	225	8,393
Tata Motors, Ltd. Sponsored ADR (*)	719	14,056
Tata Steel, Ltd. GDR	983	8,053
Vedanta, Ltd. ADR	363	4,937
Wipro, Ltd. ADR	5,934	28,424
WNS Holdings, Ltd. ADR (*)	813	42,422
		257,696
Indonesia | 1.8%
PT Bank Central Asia Tbk	6,500	9,726
PT Bank Negara Indonesia (Persero) Tbk	12,300	6,021
PT Bank Rakyat Indonesia (Persero) Tbk	130,500	25,750
PT Bank Tabungan Negara (Persero) Tbk	53,200	9,084
PT Gudang Garam Tbk	2,500	11,715
PT Unilever Indonesia Tbk	2,600	8,357
		70,653
Malaysia | 3.7%
AirAsia Group Berhad	12,100	8,959
Astro Malaysia Holdings Berhad	16,900	6,650
Hartalega Holdings Berhad	4,100	6,078
Hong Leong Bank Berhad	4,300	19,344
Inari Amertron Berhad	17,150	9,562
Nestle Malaysia Berhad	1,000	36,450
Petronas Chemicals Group Berhad	12,600	26,213
Public Bank Berhad	1,500	8,668
Sime Darby Berhad	24,700	14,967
Sunway Construction Group Berhad	13,800	6,186
		143,077
Description	Shares	Fair Value

Mexico | 1.6%
Alfa SAB de CV, Series A	8,300	$9,654
America Movil SAB de CV, Class L Sponsored ADR	449	7,480
Grupo Financiero Banorte SAB de CV, Class O	1,100	6,484
Grupo Mexico SAB de CV, Series B	1,500	4,259
Wal-Mart de Mexico SAB de CV	13,400	35,328
		63,205
Peru | 0.2%
Credicorp, Ltd.	39	8,780

Philippines | 1.3%
Ayala Land, Inc.	35,100	24,921
Cebu Air, Inc.	7,180	9,320
DMCI Holdings, Inc.	61,300	12,057
JG Summit Holdings, Inc.	5,570	5,217
		51,515
Poland | 1.5%
Ciech SA	279	3,980
Dino Polska SA (*)	546	15,147
Enea SA	5,064	12,349
Grupa Lotos SA	551	8,369
Jastrzebska Spolka Weglowa SA (*)	283	5,763
PGE Polska Grupa Energetyczna SA (*)	2,094	5,217
Tauron Polska Energia SA (*)	11,891	7,262
		58,087
Russia | 5.0%
Gazprom PJSC Sponsored ADR	4,299	18,876
LUKOIL PJSC Sponsored ADR	443	30,236
Mobile TeleSystems PJSC Sponsored ADR	798	7,046
Novolipetsk Steel PJSC GDR	916	22,207
Sberbank of Russia PJSC Sponsored ADR	4,006	57,667
Severstal PJSC GDR	576	8,414
Tatneft PAO Sponsored ADR	741	46,799
		191,245
South Africa | 4.4%
Astral Foods, Ltd.	589	12,243
AVI, Ltd.	1,874	14,770
Barclays Africa Group, Ltd.	725	8,447
Clicks Group, Ltd.	761	10,889
Coronation Fund Managers, Ltd.	1,426	6,056
Dis-Chem Pharmacies, Ltd.	4,625	8,819
FirstRand, Ltd.	2,508	11,663
Mr. Price Group, Ltd.	1,355	22,261
Naspers, Ltd., N Shares	253	64,119

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Sappi, Ltd.	982	$6,535
Standard Bank Group, Ltd.	426	5,935
		171,737
South Korea | 16.3%
BGF retail Co., Ltd.	49	8,578
Celltrion, Inc. (*)	32	8,700
Cheil Worldwide, Inc.	723	13,375
DB Insurance Co., Ltd.	231	12,226
Hana Financial Group, Inc.	325	12,479
Hanwha General Insurance Co., Ltd.	1,445	8,461
Hyundai Marine & Fire Insurance Co., Ltd.	680	20,546
Industrial Bank of Korea	738	10,187
Jin Air Co., Ltd.	301	6,822
Kakao M Corp.	151	12,193
KB Financial Group, Inc.	265	12,541
KB Financial Group, Inc. ADR	946	43,970
KCC Corp.	21	6,177
Korea Electric Power Corp. Sponsored ADR	756	10,841
Korea United Pharm, Inc.	333	7,708
Korean Air Lines Co., Ltd.	409	10,357
LG Chem, Ltd.	48	14,345
LG Corp.	122	7,884
LG Electronics, Inc.	216	16,037
LG Household & Health Care, Ltd.	11	13,771
LG Uplus Corp.	1,148	14,425
Lotte Chemical Corp.	34	10,602
Meritz Fire & Marine Insurance Co., Ltd.	708	12,192
NCSoft Corp.	22	7,316
NH Investment & Securities Co., Ltd.	901	12,058
POSCO	62	18,318
Samsung Electronics Co., Ltd. GDR	200	208,446
Samsung SDS Co., Ltd.	70	12,574
SK Holdings Co., Ltd. (*)	62	14,392
SK Hynix, Inc.	790	60,557
		628,078
Taiwan | 12.0%
Advantech Co., Ltd.	2,000	13,173
Catcher Technology Co., Ltd.	1,000	11,167
China General Plastics Corp.	8,000	7,943
Eva Airways Corp.	17,000	8,219
Feng TAY Enterprise Co., Ltd.	2,000	10,026
Formosa Chemicals & Fibre Corp.	8,000	31,842
Fubon Financial Holding Co., Ltd.	8,000	13,396
Gigabyte Technology Co., Ltd.	7,000	15,475
Description	Shares	Fair Value

Hiwin Technologies Corp.	1,000	$11,788
Hung Sheng Construction, Ltd.	9,000	12,050
Micro-Star International Co., Ltd.	3,000	9,258
Nichidenbo Corp.	3,000	9,016
St Shine Optical Co., Ltd.	1,000	22,860
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	5,236	191,428
Uni-President Enterprises Corp.	4,000	10,144
Walsin Lihwa Corp.	13,000	8,828
Yageo Corp.	600	22,115
Yuanta Financial Holding Co., Ltd.	116,000	52,846
		461,574
Thailand | 3.3%
Advanced Info Service Public Co. Ltd. (‡)	5,500	30,712
Airports of Thailand Public Co. Ltd. NVDR	4,100	7,799
Beauty Community Public Co. Ltd. NVDR	24,408	8,978
Bumrungrad Hospital Public Co. Ltd. (‡)	1,400	7,036
Central Pattana Public Co. Ltd. NVDR	3,500	7,364
CP All Public Co. Ltd. (‡)	8,500	18,858
Indorama Ventures Public Co. Ltd. NVDR	6,300	10,385
Muangthai Capital Public Co. Ltd.	7,800	7,761
PTT Global Chemical Public Co. Ltd. (‡)	3,700	8,153
PTT Public Co. Ltd. (‡)	6,000	8,693
Tisco Financial Group Public Co. Ltd. NVDR	4,100	10,371
		126,110
Turkey | 1.0%
Ford Otomotiv Sanayi AS	581	7,739
Turk Telekomunikasyon AS ADR (*)	5,381	11,246
Turkiye Garanti Bankasi AS ADR	7,348	13,484
Turkiye Vakiflar Bankasi TAO, Class D	4,600	4,902
		37,371
United States | 0.3%
Yum China Holdings, Inc.	276	10,615

Total Common Stocks (Cost $3,305,732)		3,804,176

Preferred Stocks | 0.5%

Brazil | 0.5%
Banco Bradesco SA ADR	2,017	13,837
Itau Unibanco Holding SA Sponsored ADR	669	6,944

Total Preferred Stocks (Cost $23,826)		20,781

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  31

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (concluded)

Short-Term Investments | 2.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $75,538)	75,538	$75,538
Description	Fair Value

Total Investments | 101.1% (Cost $3,405,096)	$3,900,495

Liabilities in Excess of Cash and Other Assets | (1.1)%	(43,698)

Net Assets | 100.0%	$3,856,797

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 95.4%

Argentina | 1.2%
Transportadora de Gas del Sur SA (*)	115,975	$1,407,936
YPF SA Sponsored ADR	200,267	2,719,626
		4,127,562
Brazil | 4.7%
Ambev SA ADR	395,975	1,833,364
Banco do Brasil SA	378,557	2,798,338
CCR SA	575,100	1,501,648
Cia de Saneamento do Parana	119,800	1,466,686
Cielo SA Sponsored ADR	473,950	1,983,481
Duratex SA	643,500	1,444,482
Iochpe Maxion SA	302,745	1,633,335
JSL SA (*)	298,900	327,762
Movida Participacoes SA	903,100	1,258,270
Notre Dame Intermedica Participacoes SA	88,100	490,991
Petrobras Distribuidora SA	389,100	1,836,197
		16,574,554
Canada | 1.7%
First Quantum Minerals, Ltd.	413,715	6,095,660

Chile | 0.4%
Geopark, Ltd. (*)	73,319	1,513,304

China | 29.1%
A-Living Services Co., Ltd., Class H	1,000,250	1,830,881
Agricultural Bank of China, Ltd., Class H	8,664,000	4,023,835
Alibaba Group Holding, Ltd. Sponsored ADR (*)	44,631	8,280,389
Anhui Conch Cement Co., Ltd., Class H	1,676,500	9,523,394
Baidu, Inc. Sponsored ADR (*)	49,704	12,078,072
Beijing Enterprises Water Group, Ltd.	5,376,000	2,928,539
China Construction Bank Corp., Class H	7,371,281	6,759,266
China Medical System Holdings, Ltd.	2,035,960	4,050,109
China Meidong Auto Holdings, Ltd.	1,308,000	590,031
China Mobile, Ltd. Sponsored ADR	95,916	4,257,711
China Shenhua Energy Co., Ltd., Class H	1,273,500	2,998,536
China State Construction International Holdings, Ltd.	5,904,249	6,030,325
CNOOC, Ltd.	1,723,800	2,953,385
Consun Pharmaceutical Group, Ltd.	1,242,000	1,158,983
Fufeng Group, Ltd.	2,847,000	1,279,792
Description	Shares	Fair Value

Goodbaby International Holdings, Ltd.	3,078,000	$1,862,362
JNBY Design, Ltd.	383,500	876,702
Kingsoft Corp., Ltd.	2,188,000	6,603,445
NetEase, Inc. ADR	22,405	5,661,071
Ping An Insurance (Group) Co. of China, Ltd., Class H	759,000	6,935,895
RISE Education Cayman, Ltd. ADR	141,700	2,000,804
Sinotrans, Ltd., Class H	3,647,000	1,914,784
Tianyun International Holdings, Ltd.	5,838,000	944,399
West China Cement, Ltd.	10,320,000	1,635,055
Xiabuxiabu Catering Management China Holdings Co., Ltd.	762,500	1,661,510
Yestar Healthcare Holdings Co., Ltd.	3,365,000	1,140,791
ZTO Express Cayman, Inc. ADR	164,030	3,280,600
		103,260,666
Colombia | 1.6%
Bancolombia SA Sponsored ADR	122,392	5,847,890

Egypt | 0.8%
Commercial International Bank Egypt SAE GDR	399,163	1,973,229
Credit Agricole Egypt SAE	321,345	806,865
		2,780,094
Estonia | 0.1%
Tallinna Sadam AS	125,200	285,107

Georgia | 0.8%
Bank of Georgia Group PLC	77,609	1,930,702
TBC Bank Group PLC	33,962	782,339
		2,713,041
Greece | 0.6%
OPAP SA	177,560	1,989,722

Hong Kong | 5.1%
China Gas Holdings, Ltd.	1,146,400	4,605,055
China Water Affairs Group, Ltd.	2,000,000	2,084,420
Man Wah Holdings, Ltd.	1,821,705	1,427,313
NewOcean Energy Holdings, Ltd. (*)	1,724,000	350,825
Techtronic Industries Co., Ltd.	1,329,000	7,379,563
TK Group Holdings, Ltd.	796,000	677,892
Tongda Group Holdings, Ltd.	7,019,114	1,420,537
		17,945,605
Hungary | 0.7%
OTP Bank Nyrt.	67,880	2,456,738

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

India | 9.2%
Axis Bank, Ltd.	750,779	$5,592,857
Bajaj Auto, Ltd.	53,536	2,194,690
Dewan Housing Finance Corp., Ltd.	256,386	2,379,021
HCL Technologies, Ltd.	119,933	1,617,972
ICICI Bank, Ltd. Sponsored ADR	850,483	6,829,378
Infosys, Ltd. Sponsored ADR	30,800	598,444
Jubilant Life Sciences, Ltd.	165,271	1,687,150
Kiri Industries, Ltd. (*)	101,928	719,468
Mirza International, Ltd.	229,418	346,214
Reliance Industries, Ltd.	358,200	5,079,073
Tata Consultancy Services, Ltd.	176,597	4,752,563
The South Indian Bank, Ltd.	1,318,722	428,889
Uflex, Ltd.	118,719	449,936
		32,675,655
Indonesia | 3.7%
PT Bank Mandiri (Persero) Tbk	6,871,000	3,265,584
PT Bank Pembangunan Daerah Jawa Timur Tbk	7,531,400	356,688
PT Bank Rakyat Indonesia (Persero) Tbk	33,687,090	6,647,102
PT Bekasi Fajar Industrial Estate Tbk	40,140,000	699,659
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	89,530	2,328,675
		13,297,708
Kenya | 0.2%
KCB Group, Ltd.	1,537,700	705,412

Kuwait | 0.2%
Human Soft Holding Co. KSC	77,918	901,522

Mexico | 2.1%
Alpek SAB de CV	1,433,500	2,132,900
America Movil SAB de CV, Class L Sponsored ADR	104,143	1,735,022
Credito Real SAB de CV	354,900	413,687
Grupo Mexico SAB de CV, Series B	494,401	1,403,773
Kimberly-Clark de Mexico SAB de CV, Series A	989,100	1,670,891
		7,356,273
Morocco | 0.1%
Residences Dar Saada	21,421	271,697
Description	Shares	Fair Value

Oman | 0.2%
Ooredoo	556,898	$761,058

Pakistan | 0.3%
Bank Alfalah, Ltd.	1,631,500	702,518
Kohinoor Textile Mills, Ltd.	565,890	255,987
Pak Elektron, Ltd.	759,400	221,935
		1,180,440
Philippines | 0.2%
PLDT, Inc. Sponsored ADR	30,002	701,447

Russia | 6.0%
Gazprom PJSC Sponsored ADR	358,947	1,576,052
LUKOIL PJSC Sponsored ADR	42,973	2,962,129
Mail.Ru Group, Ltd. GDR (*)	119,584	3,461,555
Mobile TeleSystems PJSC Sponsored ADR	264,300	2,333,769
Sberbank of Russia PJSC	1,419,657	4,915,351
Sberbank of Russia PJSC Sponsored ADR	414,047	5,943,645
		21,192,501
Singapore | 1.1%
BOC Aviation, Ltd.	365,400	2,267,743
China Yuchai International, Ltd.	82,200	1,783,740
		4,051,483
South Africa | 1.6%
Petra Diamonds, Ltd. (*)	3,704,921	2,734,317
Standard Bank Group, Ltd.	209,784	2,922,492
		5,656,809
South Korea | 11.8%
ELP Corp. (*)	27,880	499,840
Eugene Technology Co., Ltd.	124,194	1,752,559
Hanwha Life Insurance Co., Ltd.	173,688	824,022
HS Industries Co., Ltd.	262,226	1,878,236
Hyundai Mobis Co., Ltd.	14,354	2,727,412
Innocean Worldwide, Inc.	31,685	1,687,790
KT&G Corp.	18,227	1,747,877
Nasmedia Co., Ltd.	35,550	1,829,676
NCSoft Corp.	11,581	3,851,267
Nice Information & Telecommunication, Inc.	35,109	790,791
Samjin Pharmaceutical Co., Ltd.	22,449	909,066
Samsung Electronics Co., Ltd.	333,215	13,913,711
Shinhan Financial Group Co., Ltd.	78,416	3,035,353
SK Hynix, Inc.	84,307	6,462,464
		41,910,064

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

Taiwan | 9.1%
Catcher Technology Co., Ltd.	337,000	$3,763,436
Gourmet Master Co., Ltd.	171,782	1,660,707
Hon Hai Precision Industry Co., Ltd.	795,671	2,175,667
Largan Precision Co., Ltd.	30,614	4,499,831
MediaTek, Inc.	346,000	3,400,266
Primax Electronics, Ltd.	969,000	1,962,108
Silicon Motion Technology Corp. ADR	118,752	6,280,793
Sunny Friend Environmental Technology Co., Ltd.	309,000	2,177,672
Taiwan Semiconductor Manufacturing Co., Ltd.	917,720	6,529,257
		32,449,737
Turkey | 2.1%
KOC Holding AS ADR	150,767	2,320,304
Turkiye Garanti Bankasi AS	2,232,497	4,059,981
Turkiye Is Bankasi AS, C Shares	1,014,972	1,255,638
		7,635,923
Ukraine | 0.2%
Kernel Holding SA	52,958	672,109

United Kingdom | 0.5%
Vivo Energy PLC	863,300	1,687,136

Total Common Stocks (Cost $329,748,943)		338,696,917
Description	Shares	Fair Value

Preferred Stocks | 1.1%

Brazil | 1.1%
Banco Bradesco SA ADR (Cost $5,746,281)	591,290	$4,056,249

Warrants | 0.0%

Brazil | 0.0%
Iochpe Maxion SA, Expires 06/03/19 (Cost $0)	15,354	30,187

Short-Term Investments | 1.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $6,374,545)	6,374,545	6,374,545

Total Investments | 98.3% (Cost $341,869,769)		$349,157,898

Cash and Other Assets in Excess of Liabilities | 1.7%		5,909,661

Net Assets | 100.0%		$355,067,559

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

Description	Shares	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio

Common Stocks | 79.6%

Argentina | 0.8%
Transportadora de Gas del Sur SA Class B (*)	15,270	$185,378
YPF SA Sponsored ADR	31,456	427,172
		612,550
Brazil | 3.1%
Ambev SA ADR	54,400	251,872
Banco do Brasil SA	51,845	383,244
CCR SA	78,800	205,755
Cia de Saneamento do Parana	15,820	193,681
Cielo SA Sponsored ADR	65,143	272,623
Duratex SA	125,600	281,938
Iochpe Maxion SA	39,849	214,989
JSL SA (*)	40,400	44,301
Movida Participacoes SA	118,800	165,522
Notre Dame Intermedica Participacoes SA	17,000	94,743
Petrobras Distribuidora SA	53,400	251,999
		2,360,667
Canada | 1.1%
First Quantum Minerals, Ltd.	56,869	837,906

Chile | 0.3%
Geopark, Ltd. (*)	9,955	205,471

China | 24.3%
A-Living Services Co., Ltd., Class H	193,000	353,272
Agricultural Bank of China, Ltd., Class H	1,720,000	798,822
Alibaba Group Holding, Ltd. Sponsored ADR (*)	6,129	1,137,113
Anhui Conch Cement Co., Ltd., Class H	333,000	1,891,614
Baidu, Inc. Sponsored ADR (*)	6,821	1,657,503
Beijing Enterprises Water Group, Ltd.	1,070,000	582,875
China Construction Bank Corp., Class H	1,458,065	1,337,006
China Medical System Holdings, Ltd.	404,013	803,698
China Meidong Auto Holdings, Ltd.	272,000	122,698
China Mobile, Ltd. Sponsored ADR	13,138	583,196
China Shenhua Energy Co., Ltd., Class H	251,986	593,317
China State Construction International Holdings, Ltd.	1,176,068	1,201,181
CNOOC, Ltd.	341,000	584,235
Consun Pharmaceutical Group, Ltd.	240,000	223,958
Fufeng Group, Ltd.	550,000	247,238

Description	Shares	Fair Value

Goodbaby International Holdings, Ltd.	594,000	$359,403
JNBY Design, Ltd.	75,500	172,597
Kingsoft Corp., Ltd.	435,000	1,312,842
NetEase, Inc. ADR	3,065	774,433
Ping An Insurance (Group) Co. of China, Ltd., Class H	150,900	1,378,955
RISE Education Cayman, Ltd. ADR	18,600	262,632
Sinotrans, Ltd., Class H	703,000	369,096
Tianyun International Holdings, Ltd.	1,150,000	186,033
West China Cement, Ltd.	1,994,000	315,920
Xiabuxiabu Catering Management China Holdings Co., Ltd.	147,500	321,407
Yestar Healthcare Holdings Co., Ltd.	750,000	254,262
ZTO Express Cayman, Inc. ADR	22,560	451,200
		18,276,506
Colombia | 1.1%
Bancolombia SA Sponsored ADR	16,761	800,841

Egypt | 0.7%
Commercial International Bank Egypt SAE GDR	78,705	389,072
Credit Agricole Egypt SAE	63,279	158,887
		547,959
Estonia | 0.1%
Tallinna Sadam AS	24,800	56,475

Georgia | 0.7%
Bank of Georgia Group PLC	14,990	372,911
TBC Bank Group PLC	6,732	155,076
		527,987
Greece | 0.5%
OPAP SA	34,285	384,195

Hong Kong | 4.7%
China Gas Holdings, Ltd.	227,600	914,263
China Water Affairs Group, Ltd.	386,000	402,293
Man Wah Holdings, Ltd.	351,760	275,605
NewOcean Energy Holdings, Ltd. (*)	340,000	69,188
Techtronic Industries Co., Ltd.	264,500	1,468,694
TK Group Holdings, Ltd.	156,000	132,853
Tongda Group Holdings, Ltd.	1,350,049	273,225
		3,536,121
Hungary | 0.7%
OTP Bank Nyrt.	13,411	485,376

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

India | 8.0%
Axis Bank, Ltd.	148,580	$1,106,833
Bajaj Auto, Ltd.	10,615	435,158
Dewan Housing Finance Corp., Ltd.	49,564	459,907
HCL Technologies, Ltd.	23,746	320,348
ICICI Bank, Ltd. Sponsored ADR	116,862	938,402
Infosys, Ltd. Sponsored ADR	5,700	110,751
Jubilant Life Sciences, Ltd.	31,921	325,862
Kiri Industries, Ltd. (*)	20,063	141,617
Mirza International, Ltd.	45,180	68,181
Reliance Industries, Ltd.	71,121	1,008,455
Tata Consultancy Services, Ltd.	34,909	939,468
The South Indian Bank, Ltd.	260,122	84,600
Uflex, Ltd.	23,366	88,555
		6,028,137
Indonesia | 3.3%
PT Bank Mandiri (Persero) Tbk	1,358,100	645,465
PT Bank Pembangunan Daerah Jawa Timur Tbk	1,487,600	70,453
PT Bank Rakyat Indonesia (Persero) Tbk	6,714,500	1,324,898
PT Bekasi Fajar Industrial Estate Tbk	7,914,000	137,945
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	12,284	319,507
		2,498,268
Kenya | 0.2%
KCB Group, Ltd.	302,600	138,816

Kuwait | 0.2%
Human Soft Holding Co. KSC	15,445	178,701

Mexico | 1.3%
Alpek SAB de CV	189,100	281,361
America Movil SAB de CV, Class L Sponsored ADR	14,313	238,455
Credito Real SAB de CV	48,100	56,067
Grupo Mexico SAB de CV, Series B	67,709	192,249
Kimberly-Clark de Mexico SAB de CV, Series A	135,635	229,129
		997,261
Morocco | 0.1%
Residences Dar Saada	4,688	59,461

Oman | 0.2%
Ooredoo	109,809	150,065
Description	Shares	Fair Value

Pakistan | 0.3%
Bank Alfalah, Ltd.	321,500	$138,437
Kohinoor Textile Mills, Ltd.	111,380	50,384
Pak Elektron, Ltd.	149,500	43,691
		232,512
Philippines | 0.1%
PLDT, Inc. Sponsored ADR	4,140	96,793

Russia | 4.7%
Gazprom PJSC Sponsored ADR	70,858	311,121
LUKOIL PJSC Sponsored ADR	5,858	403,792
Mail.Ru Group, Ltd. GDR (*)	23,783	688,438
Mobile TeleSystems PJSC Sponsored ADR	36,310	320,618
Sberbank of Russia PJSC	282,712	978,848
Sberbank of Russia PJSC Sponsored ADR (London)	3,482	50,124
Sberbank of Russia PJSC Sponsored ADR (United States)	53,330	765,552
		3,518,493
Singapore | 0.9%
BOC Aviation, Ltd.	70,600	438,157
China Yuchai International, Ltd.	10,800	234,360
		672,517
South Africa | 1.5%
Petra Diamonds, Ltd. (*)	715,404	527,985
Standard Bank Group, Ltd.	41,431	577,173
		1,105,158
South Korea | 11.0%
ELP Corp. (*)	5,527	99,090
Eugene Technology Co., Ltd.	23,959	338,097
Hanwha Life Insurance Co., Ltd.	34,541	163,872
HS Industries Co., Ltd.	50,648	362,774
Hyundai Mobis Co., Ltd.	2,835	538,680
Innocean Worldwide, Inc.	6,112	325,573
KT&G Corp.	3,594	344,646
Nasmedia Co., Ltd.	6,866	353,377
NCSoft Corp.	2,302	765,531
Nice Information & Telecommunication, Inc.	6,918	155,820
Samjin Pharmaceutical Co., Ltd.	4,427	179,270
Samsung Electronics Co., Ltd.	66,144	2,761,906
Shinhan Financial Group Co., Ltd.	15,537	601,411
SK Hynix, Inc.	16,662	1,277,208
		8,267,255

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  37

Description		Shares	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Taiwan | 7.3%
Catcher Technology Co., Ltd.		67,000	$748,220
Gourmet Master Co., Ltd.		33,672	325,525
Hon Hai Precision Industry Co., Ltd. GDR		79,038	425,539
Largan Precision Co., Ltd.		5,648	830,177
MediaTek, Inc.		68,000	668,260
Primax Electronics, Ltd.		187,000	378,653
Silicon Motion Technology Corp. ADR		16,210	857,347
Sunny Friend Environmental Technology Co., Ltd.		60,000	422,849
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR		23,769	868,995
			5,525,565
Turkey | 1.8%
KOC Holding AS ADR		20,715	318,804
Turkiye Garanti Bankasi AS		443,543	806,620
Turkiye Is Bankasi AS, C Shares		201,168	248,868
			1,374,292
Ukraine | 0.2%
Kernel Holding SA		10,430	132,371

United Kingdom | 0.4%
Vivo Energy PLC		166,658	325,697

Total Common Stocks
(Cost $62,584,996)			59,933,416

Preferred Stocks | 0.7%

Brazil | 0.7%
Banco Bradesco SA ADR (Cost $723,024)		81,240	557,306

Description	Security Currency	Principal Amount (000)	Fair Value

Corporate Bonds | 1.4%

Argentina | 0.2%
Generacion Mediterranea SA, 9.625%, 07/27/23	USD	150	$147,938
Description	Security Currency	Principal Amount (000)	Fair Value

Bangladesh | 0.3%
Banglalink Digital Communications, Ltd., 8.625%, 05/06/19	USD	200	$202,000

Chile | 0.1%
Guanay Finance, Ltd., 6.000%, 12/15/20	USD	91	93,318

China | 0.1%
G3 Exploration, Ltd., 12.000%, 11/20/18 (#), (Ø)	USD	200	94,000

Guatemala | 0.2%
Comcel Trust, 6.875%, 02/06/24	USD	165	169,637

Nigeria | 0.2%
IHS Netherlands Holdco BV, 9.500%, 10/27/21	USD	200	191,270

Russia | 0.3%
Gazprombank OJSC Via GPB Eurobonds Finance PLC, 7.496%, 12/28/23 (§)	USD	200	200,070

Total Corporate Bonds (Cost $1,223,258)			1,098,233

Foreign Government Obligations | 33.9%

Angola | 0.9%
Republic of Angola:
9.500%, 11/12/25	USD	495	538,931
8.250%, 05/09/28 (#)	USD	140	140,175
			679,106
Argentina | 1.1%
Argentina Treasury Bills, 0.000%, 09/14/18	ARS	5,270	187,560
Republic of Argentina:
21.200%, 09/19/18	ARS	2,100	71,733
18.200%, 10/03/21	ARS	1,190	34,740
5.875%, 01/11/28	USD	135	110,025
6.875%, 01/11/48	USD	235	176,837
7.125%, 06/28/2117	USD	280	213,780
			794,675

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Belize | 0.0%
Republic of Belize, 4.938%, 02/20/34 (Ø)	USD	25	$14,871

Brazil | 1.6%
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/22	BRL	920	169,357
Brazil NTN-B, 6.000%, 05/15/35	BRL	130	103,589
Brazil NTN-F:
10.000%, 01/01/21	BRL	2,242	586,702
10.000%, 01/01/27	BRL	824	194,328
Federal Republic of Brazil, 4.625%, 01/13/28	USD	200	180,250
			1,234,226
Chile | 0.4%
Bonos de la Tesoreria de la Republica en pesos:
5.000%, 03/01/35	CLP	160,000	243,211
6.000%, 01/01/43	CLP	30,000	50,525
			293,736
Colombia | 1.4%
Colombian Titulos De Tesoreria, 10.000%, 07/24/24	COP	2,263,000	917,067
Republic of Colombia, 5.000%, 06/15/45	USD	140	137,025
			1,054,092
Costa Rica | 0.3%
Republic of Costa Rica:
4.250%, 01/26/23	USD	65	61,913
7.158%, 03/12/45	USD	170	168,725
			230,638
Czech Republic | 0.3%
Czech Republic, 2.500%, 08/25/28	CZK	5,290	244,030

Dominican Republic | 1.2%
Dominican Republic Bonds:
15.950%, 06/04/21 (#)	DOP	4,200	100,300
8.900%, 02/15/23 (#)	DOP	12,000	245,367
10.500%, 04/07/23	DOP	3,500	74,474
5.500%, 01/27/25	USD	145	143,550
7.450%, 04/30/44	USD	95	100,225
6.500%, 02/15/48 (#)	USD	250	238,299
			902,215
Description	Security Currency	Principal Amount (000)	Fair Value

Ecuador | 0.4%
Republic of Ecuador, 7.950%, 06/20/24	USD	365	$323,025

Egypt | 3.2%
Arab Republic of Egypt:
6.588%, 02/21/28 (#)	USD	165	151,388
8.500%, 01/31/47	USD	480	463,200
7.903%, 02/21/48 (#)	USD	365	331,237
Egypt Treasury Bills:
0.000%, 07/03/18	EGP	7,850	438,472
0.000%, 07/24/18	EGP	275	15,190
0.000%, 08/21/18	EGP	5,900	320,084
0.000%, 03/05/19	EGP	14,225	702,440
			2,422,011
El Salvador | 0.3%
Republic of El Salvador:
5.875%, 01/30/25	USD	110	103,262
7.650%, 06/15/35	USD	160	157,200
			260,462
Ghana | 0.5%
Ghana Government Bonds:
24.500%, 04/22/19	GHS	80	17,374
24.500%, 05/27/19	GHS	50	10,915
24.000%, 09/09/19	GHS	200	44,037
16.500%, 03/22/21	GHS	320	64,147
16.500%, 02/06/23	GHS	630	124,960
Ghana Treasury Note, 19.950%, 05/06/19	GHS	20	4,270
Republic of Ghana, 7.625%, 05/16/29 (#)	USD	140	136,500
			402,203
Honduras | 0.1%
Republic of Honduras, 6.250%, 01/19/27	USD	40	40,103

Indonesia | 2.4%
Indonesia Government Bonds:
8.250%, 07/15/21	IDR	3,084,000	219,248
8.375%, 09/15/26	IDR	1,571,000	111,412
7.000%, 05/15/27	IDR	15,586,000	1,016,951
Republic of Indonesia, 3.500%, 01/11/28	USD	500	462,500
			1,810,111

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  39

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Ivory Coast | 0.3%
Ivory Coast, 6.625%, 03/22/48 (#)	EUR	190	$208,569

Kenya | 1.0%
Republic of Kenya:
8.250%, 02/28/48	USD	410	381,812
8.250%, 02/28/48 (#)	USD	400	372,500
			754,312
Lebanon | 0.8%
Lebanese Republic:
6.375%, 03/09/20	USD	24	22,860
8.250%, 04/12/21	USD	81	77,152
6.000%, 01/27/23	USD	110	92,125
6.650%, 04/22/24	USD	94	78,490
6.250%, 11/04/24	USD	82	66,216
6.200%, 02/26/25	USD	75	59,062
6.600%, 11/27/26	USD	109	84,475
6.850%, 03/23/27	USD	120	93,900
			574,280
Malaysia | 1.0%
Malaysia Government Bonds:
3.759%, 03/15/19	MYR	1,048	260,016
3.795%, 09/30/22	MYR	2,050	506,116
			766,132
Mexico | 1.8%
Mexican Bonos:
6.500%, 06/10/21	MXN	2,530	123,246
10.000%, 12/05/24	MXN	16,590	935,787
5.750%, 03/05/26	MXN	4,670	209,615
United Mexican States,
5.750%, 10/12/10	USD	60	59,250
			1,327,898
Mongolia | 0.1%
Mongolia International Bonds, 5.625%, 05/01/23	USD	100	94,250

Mozambique | 0.2%
Mozambique International Bonds, 10.500%, 01/18/23	USD	187	148,665
Description	Security Currency	Principal Amount (000)	Fair Value

Nigeria | 0.5%
Nigeria Treasury Bills:
0.000%, 11/01/18	NGN	21,400	$56,572
0.000%, 01/03/19	NGN	41,660	107,751
Republic of Nigeria, 7.625%, 11/28/47 (#)	USD	200	182,500
			346,823
Papua New Guinea | 0.2%
Republic of Paraguay, 5.600%, 03/13/48	USD	135	132,131

Peru | 0.6%
Republic of Peru:
6.350%, 08/12/28	PEN	540	173,827
6.950%, 08/12/31	PEN	930	309,868
			483,695
Philippines | 0.1%
Republic of Philippines, 3.625%, 09/09/25	PHP	2,420	38,367

Poland | 0.4%
Poland Government Bonds, 3.250%, 07/25/25	PLN	1,130	307,117

Romania | 0.3%
Romania Government Bonds, 5.800%, 07/26/27	RON	730	189,946

Russia | 2.9%
Russia Foreign Bonds, 5.625%, 04/04/42	USD	600	627,300
Russia Government Bonds - OFZ:
7.600%, 04/14/21	RUB	19,470	314,134
7.750%, 09/16/26	RUB	59,520	958,907
7.050%, 01/19/28	RUB	16,900	260,330
			2,160,671
South Africa | 4.5%
Republic of South Africa:
7.750%, 02/28/23	ZAR	13,190	943,834
10.500%, 12/21/26	ZAR	15,140	1,211,034
8.000%, 01/31/30	ZAR	5,130	341,529
8.250%, 03/31/32	ZAR	4,560	302,727
8.500%, 01/31/37	ZAR	1,100	72,634
5.650%, 09/27/47	USD	205	184,244
8.750%, 02/28/48	ZAR	4,880	323,522
			3,379,524

The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Sri Lanka | 0.7%
Republic of Sri Lanka, 6.750%, 04/18/28 (#)	USD	530	$499,525
Sri Lanka Government Bonds, 9.250%, 05/01/20	LKR	8,000	50,077
			549,602
Suriname | 0.0%
Republic of Suriname, 9.250%, 10/26/26	USD	15	14,289

Thailand | 0.4%
Thailand Government Bonds:
3.850%, 12/12/25	THB	7,700	253,663
3.775%, 06/25/32	THB	2,200	71,230
			324,893
Turkey | 2.2%
Republic of Turkey:
6.625%, 02/17/45	USD	245	216,825
5.750%, 05/11/47	USD	50	40,312
Turkey Government Bonds:
10.400%, 03/27/19	TRY	2,203	453,658
9.500%, 01/12/22	TRY	590	101,911
10.700%, 08/17/22	TRY	3,800	671,681
2.000%, 10/26/22	TRY	783	161,846
			1,646,233
Ukraine | 1.1%
Ukraine Government Bonds:
7.750%, 09/01/20	USD	195	192,806
7.750%, 09/01/23	USD	235	225,600
7.750%, 09/01/27	USD	140	128,100
7.375%, 09/25/32	USD	295	251,930
			798,436
Uruguay | 0.0%
Uruguay Treasury Bills, 0.000%, 01/11/19	UYU	820	24,986

Venezuela | 0.5%

Republic of Venezuela:
12.750%, 08/23/22(Π)	USD	74	20,720
9.000%, 05/07/23 (Π)	USD	98	26,460
8.250%, 10/13/24	USD	256	69,120
7.650%, 04/21/25 (Π)	USD	243	65,002
11.750%, 10/21/26 (Π)	USD	121	33,880
Description	Security Currency	Principal Amount (000)	Fair Value

9.250%, 09/15/27 (Π)	USD	128	$36,160
9.250%, 05/07/28 (Π)	USD	87	23,490
11.950%, 08/05/31 (Π)	USD	97	27,160
9.375%, 01/13/34 (Π)	USD	123	35,363
7.000%, 03/31/38 (Π)	USD	151	40,392
			377,747
Zambia | 0.2%
Republic of Zambia, 8.970%, 07/30/27	USD	210	185,325

Total Foreign Government Obligations (Cost $28,062,674)			25,539,395

Quasi Government Bonds | 1.0%

Costa Rica | 0.1%
Banco Nacional de Costa Rica, 5.875%, 04/25/21	USD	35	35,525
Instituto Costarricense de Electricidad, 6.950%, 11/10/21	USD	25	25,844
			61,369
South Africa | 0.3%
Eskom Holdings SOC, Ltd., 5.750%, 01/26/21	USD	225	217,575

Turkey | 0.3%
Export Credit Bank of Turkey, 5.375%, 02/08/21	USD	200	194,000

Ukraine | 0.2%
Ukreximbank Via Biz Finance PLC, 9.625%, 04/27/22	USD	150	150,030

Venezuela | 0.1%
Petroleos de Venezuela SA:
6.000%, 05/16/24 (Π)	USD	95	20,169
6.000%, 11/15/26 (Π)	USD	95	19,950
5.375%, 04/12/27 (Π)	USD	75	16,926
5.500%, 04/12/37 (Π)	USD	85	19,231
			76,276
Total Quasi Government Bonds (Cost $767,328)			699,250

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  41

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Supranational Bonds | 0.3%
European Investment Bank, 7.200%, 07/09/19 (#) (Cost $223,529)	IDR	3,000,000	$205,813

US Treasury Securities | 8.8%
US Treasury Notes:
1.000%, 09/15/18	USD	620	618,810
1.375%, 09/30/18	USD	200	199,696
0.875%, 10/15/18	USD	1,220	1,216,072
0.750%, 10/31/18	USD	1,400	1,394,258
1.000%, 11/30/18	USD	1,620	1,612,849
1.250%, 12/15/18	USD	1,620	1,613,672

Total US Treasury Securities (Cost $6,654,369)			6,655,357
Description	Shares	Fair Value

Warrants | 0.0%

Brazil | 0.0%
Iochpe Maxion SA, Expires 06/03/19 (Cost $0)	5,284	$10,389

Short-Term Investments | 5.6%

State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $4,194,386)	4,194,386	4,194,386

Total Investments | 131.3% (Cost $104,433,564) (¤)		$98,893,545

Liabilities in Excess of Cash and Other Assets | (31.3)%		(23,575,235)

Net Assets | 100.0%		$75,318,310

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2018:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

ARS	1,557,360	USD	56,000	CIT	07/31/18	$—	$3,757
ARS	4,070,990	USD	187,000	CIT	08/21/18	—	53,086
AUD	1,323,757	USD	978,375	HSB	07/03/18	1,271	—
BRL	668,907	USD	183,252	BOA	07/03/18	—	10,664
BRL	7,600	USD	1,971	BRC	07/03/18	—	10
BRL	23,570	USD	6,113	BRC	07/03/18	—	31
BRL	95,908	USD	25,575	BRC	07/03/18	—	830
BRL	126,643	USD	32,845	BRC	07/03/18	—	169
BRL	134,782	USD	34,956	BRC	07/03/18	—	180
BRL	238,787	USD	61,929	BRC	07/03/18	—	319
BRL	302,786	USD	78,528	BRC	07/03/18	—	404
BRL	539,193	USD	139,839	BRC	07/03/18	—	720
BRL	668,907	USD	183,302	BRC	07/03/18	—	10,715
BRL	539,193	USD	142,290	BRC	08/02/18	—	3,663
BRL	296,160	USD	80,000	CIT	07/03/18	—	3,586
BRL	539,193	USD	139,839	CIT	07/03/18	—	720
BRL	539,193	USD	142,553	CIT	08/02/18	—	3,927
BRL	989,032	USD	293,560	CIT	10/16/18	—	41,007
BRL	216,050	USD	56,033	JPM	07/03/18	—	288
BRL	539,194	USD	139,840	JPM	07/03/18	—	720
BRL	668,906	USD	183,302	JPM	07/03/18	—	10,715
BRL	539,194	USD	142,328	JPM	08/02/18	—	3,701
BRL	174,218	USD	45,000	JPM	08/13/18	—	256
BRL	28,496	USD	7,390	SCB	07/03/18	—	38
BRL	129,178	USD	34,425	SCB	07/03/18	—	1,095
BRL	295,566	USD	80,967	SCB	07/03/18	—	4,707
BRL	344,782	USD	87,901	SCB	07/03/18	1,058	—
BRL	539,193	USD	139,839	SCB	07/03/18	—	720
BRL	668,907	USD	183,302	SCB	07/03/18	—	10,715
BRL	539,193	USD	142,532	SCB	08/02/18	—	3,906
BRL	1,839,900	USD	486,360	SCB	08/13/18	—	13,824
BRL	22,021	USD	5,711	UBS	07/03/18	—	29
BRL	22,138	USD	5,742	UBS	07/03/18	—	30
BRL	78,070	USD	20,247	UBS	07/03/18	—	104
BRL	166,347	USD	43,142	UBS	07/03/18	—	222
BRL	442,872	USD	114,859	UBS	07/03/18	—	591
BRL	539,193	USD	139,839	UBS	07/03/18	—	720
BRL	668,907	USD	183,192	UBS	07/03/18	—	10,604
BRL	115,740	USD	30,000	UBS	08/02/18	—	243
BRL	539,193	USD	142,514	UBS	08/02/18	—	3,887
CAD	99,000	USD	75,233	SCB	08/27/18	143	—
CLP	25,838,854	USD	40,462	BOA	08/14/18	—	913
CLP	28,426,500	USD	44,844	BOA	08/14/18	—	1,334
CLP	9,632,622	USD	15,241	BRC	08/14/18	—	498

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  43

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

CLP	18,287,338	USD	28,686	BRC	08/14/18	$—	$695
CLP	18,860,192	USD	29,538	BRC	08/14/18	—	671
CLP	18,909,000	USD	30,000	BRC	08/14/18	—	1,058
CLP	34,612,854	USD	54,759	CIT	08/14/18	—	1,780
CLP	71,557,250	USD	113,688	HSB	07/09/18	—	4,170
CLP	112,067,550	USD	176,541	HSB	07/09/18	—	5,022
CLP	71,334,500	USD	113,301	SCB	07/09/18	—	4,124
CLP	192,760,000	USD	306,455	SCB	08/08/18	—	11,413
CLP	18,912,000	USD	30,000	UBS	08/14/18	—	1,053
CLP	19,976,754	USD	31,314	UBS	08/14/18	—	738
CLP	28,426,500	USD	44,857	UBS	08/14/18	—	1,347
CNY	1,065,267	USD	166,500	SCB	07/24/18	—	5,923
CNY	2,827,836	USD	435,487	SCB	07/24/18	—	9,223
COP	47,490,568	USD	16,593	BRC	08/21/18	—	424
COP	58,840,000	USD	20,000	BRC	08/21/18	33	—
COP	410,429,432	USD	143,407	CIT	08/21/18	—	3,666
COP	464,468,500	USD	163,000	HSB	07/10/18	—	4,584
COP	1,563,018,000	USD	533,654	HSB	07/30/18	—	972
COP	173,700,000	USD	60,000	JPM	08/21/18	—	860
COP	597,210,000	USD	204,000	SCB	08/27/18	—	724
CZK	2,158,750	USD	97,825	BOA	09/20/18	—	370
CZK	2,158,750	USD	97,785	BRC	09/20/18	—	331
CZK	4,306,000	USD	198,200	CIT	07/11/18	—	4,440
CZK	2,158,750	USD	97,756	CIT	09/20/18	—	302
CZK	13,312,031	USD	598,082	HSB	07/25/18	1,312	—
CZK	2,158,752	USD	97,793	JPM	09/20/18	—	338
CZK	2,158,750	USD	97,845	SCB	09/20/18	—	390
CZK	2,158,750	USD	97,800	UBS	09/20/18	—	346
EUR	75,000	USD	87,799	SCB	08/15/18	62	—
GHS	406,000	USD	84,937	CIT	11/05/18	—	3,811
GHS	762	USD	160	JPM	07/05/18	—	1
GHS	1,361,780	USD	284,000	JPM	07/05/18	338	—
GHS	268,540	USD	58,000	SCB	07/05/18	—	1,929
GHS	578,400	USD	120,000	SCB	07/09/18	578	—
HUF	11,048,005	USD	39,163	BRC	09/20/18	197	—
HUF	12,096,436	USD	44,502	BRC	09/20/18	—	1,407
HUF	14,163,530	USD	51,078	BRC	09/20/18	—	620
HUF	30,942,000	USD	113,962	HSB	07/06/18	—	4,218
HUF	25,288,119	USD	90,000	HSB	09/20/18	91	—
HUF	117,805,500	USD	422,393	JPM	08/28/18	—	3,222
HUF	5,876,045	USD	20,837	SCB	09/20/18	97	—
HUF	15,083,899	USD	55,498	UBS	09/20/18	—	1,761
HUF	16,312,445	USD	58,922	UBS	09/20/18	—	807

The accompanying notes are an integral part of these financial statements.

44  Semi-Annual Report

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

IDR	1,346,845,000	USD	97,000	CIT	01/07/19	$—	$5,520
IDR	1,702,510,000	USD	122,000	HSB	01/07/19	—	6,363
IDR	5,017,028,090	USD	353,760	SCB	07/05/18	—	3,301
IDR	4,528,701,740	USD	322,592	SCB	07/25/18	—	6,482
IDR	2,749,896,076	USD	198,005	UBS	07/05/18	—	5,914
IDR	2,264,350,870	USD	161,336	UBS	07/25/18	—	3,281
ILS	574,762	USD	161,000	CIT	07/02/18	—	3,886
ILS	1,292,340	USD	362,371	CIT	07/02/18	—	9,104
ILS	926,000	USD	255,212	CIT	08/31/18	—	1,032
ILS	360,248	USD	100,000	JPM	08/08/18	—	1,275
ILS	649,613	USD	183,000	SCB	07/25/18	—	5,151
INR	182,147	USD	2,661	CIT	07/10/18	—	3
INR	34,456,335	USD	502,719	CIT	07/20/18	—	556
INR	42,241,500	USD	630,000	SCB	07/09/18	—	13,509
INR	47,210,000	USD	696,498	SCB	08/13/18	—	10,757
INR	19,357,589	USD	283,937	UBS	07/10/18	—	1,427
KRW	432,640,000	USD	403,846	SCB	07/11/18	—	15,314
KZT	21,920,000	USD	64,000	HSB	09/17/18	—	449
KZT	33,120,000	USD	100,000	JPM	07/17/18	—	3,186
KZT	170,671,500	USD	510,000	SCB	07/17/18	—	11,104
KZT	29,579,580	USD	89,162	SCB	08/24/18	—	3,141
KZT	83,680,150	USD	245,721	SCB	12/06/18	—	5,171
KZT	36,558,000	USD	108,000	SCB	12/14/18	—	2,995
MXN	67,233	USD	3,244	BRC	07/09/18	138	—
MXN	872,621	USD	43,993	BRC	08/09/18	—	308
MXN	805,388	USD	40,000	SCB	07/09/18	514	—
MYR	786,200	USD	195,521	SCB	09/27/18	—	1,257
NGN	27,326,500	USD	74,718	CIT	07/18/18	2,397	—
NGN	54,750,000	USD	146,000	HSB	12/27/18	7,161	—
NGN	43,036,000	USD	116,000	JPM	09/19/18	6,990	—
NGN	134,273,000	USD	370,000	SCB	07/18/18	8,914	—
NGN	35,886,250	USD	95,000	SCB	12/27/18	5,390	—
PHP	31,986,000	USD	600,000	JPM	07/13/18	—	941
PLN	585,083	USD	161,480	BOA	09/14/18	—	5,099
PLN	390,202	USD	108,392	BRC	07/20/18	—	4,194
PLN	390,202	USD	109,547	BRC	08/20/18	—	5,299
PLN	585,083	USD	161,481	BRC	09/14/18	—	5,100
PLN	390,202	USD	108,406	CIT	07/20/18	—	4,208
PLN	390,202	USD	109,544	CIT	08/20/18	—	5,297
PLN	624,000	USD	170,814	HSB	07/06/18	—	4,214
PLN	2,289,736	USD	632,253	HSB	08/14/18	—	20,583
PLN	390,202	USD	108,389	SCB	07/20/18	—	4,192
PLN	390,202	USD	109,529	SCB	08/20/18	—	5,282

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  45

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

PLN	585,083	USD	161,460	SCB	09/14/18	$—	$5,079
PLN	390,201	USD	108,367	UBS	07/20/18	—	4,169
PLN	390,201	USD	109,515	UBS	08/20/18	—	5,268
PLN	585,083	USD	161,456	UBS	09/14/18	—	5,075
RON	101,752	USD	25,324	BRC	08/20/18	101	—
RON	573,326	USD	142,432	CIT	08/20/18	827	—
RON	183,540	USD	45,736	CIT	03/15/19	—	164
RON	419,000	USD	105,526	CIT	03/15/19	—	1,488
RON	139,328	USD	34,676	SCB	08/20/18	139	—
RUB	938,703	USD	14,944	BOA	09/19/18	—	116
RUB	12,624,000	USD	200,000	CIT	07/16/18	734	—
RUB	9,350,207	USD	148,866	CIT	09/19/18	—	1,171
RUB	9,004,451	USD	143,253	HSB	09/19/18	—	1,019
RUB	9,148,517	USD	145,682	JPM	09/19/18	—	1,172
RUB	13,275,651	USD	211,413	SCB	09/19/18	—	1,711
RUB	4,379,900	USD	69,189	UBS	09/19/18	—	5
RUB	4,857,831	USD	77,275	UBS	09/19/18	—	541
SGD	142,183	USD	107,698	BOA	07/30/18	—	3,291
SGD	142,184	USD	107,681	JPM	07/30/18	—	3,273
SGD	274,091	USD	207,494	JPM	07/30/18	—	6,224
SGD	142,183	USD	107,696	SCB	07/30/18	—	3,289
SGD	231,082	USD	174,964	SCB	07/30/18	—	5,277
SGD	1,083,458	USD	820,000	SCB	07/30/18	—	24,400
SGD	662,993	USD	501,887	UBS	07/30/18	—	15,041
THB	17,121,708	USD	537,000	HSB	08/07/18	—	19,744
THB	13,525,100	USD	422,000	SCB	07/16/18	—	13,644
TRY	180,319	USD	42,000	HSB	11/13/18	—	4,906
TRY	1,523,544	USD	354,849	HSB	11/13/18	—	41,437
TRY	231,098	USD	50,000	SCB	07/18/18	—	32
TRY	1,413,406	USD	326,000	SCB	11/13/18	—	35,245
UAH	3,357,300	USD	114,000	SCB	07/26/18	12,320	—
USD	137,000	ARS	4,110,000	JPM	07/31/18	—	872
USD	557,473	AUD	739,000	HSB	07/03/18	10,576	—
USD	649,784	AUD	879,000	HSB	09/04/18	—	852
USD	444,323	AUD	584,757	SCB	07/03/18	11,573	—
USD	2,039	BRL	7,600	BRC	07/03/18	78	—
USD	6,357	BRL	23,570	BRC	07/03/18	276	—
USD	24,874	BRL	95,908	BRC	07/03/18	128	—
USD	33,378	BRL	126,643	BRC	07/03/18	702	—
USD	35,818	BRL	134,782	BRC	07/03/18	1,042	—
USD	64,087	BRL	238,787	BRC	07/03/18	2,476	—
USD	79,471	BRL	302,786	BRC	07/03/18	1,348	—
USD	142,681	BRL	539,193	BRC	07/03/18	3,562	—

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	173,481	BRL	668,907	BRC	07/03/18	$893	$—
USD	173,481	BRL	668,907	BRC	07/03/18	893	—
USD	76,809	BRL	296,160	CIT	07/03/18	395	—
USD	142,946	BRL	539,193	CIT	07/03/18	3,827	—
USD	298,000	BRL	989,032	HSB	10/16/18	45,447	—
USD	57,961	BRL	216,050	JPM	07/03/18	2,217	—
USD	142,719	BRL	539,194	JPM	07/03/18	3,599	—
USD	173,480	BRL	668,906	JPM	07/03/18	893	—
USD	7,682	BRL	28,496	SCB	07/03/18	329	—
USD	33,502	BRL	129,178	SCB	07/03/18	172	—
USD	76,655	BRL	295,566	SCB	07/03/18	395	—
USD	89,419	BRL	344,782	SCB	07/03/18	460	—
USD	142,927	BRL	539,193	SCB	07/03/18	3,808	—
USD	173,481	BRL	668,907	SCB	07/03/18	893	—
USD	178,000	BRL	698,116	SCB	08/13/18	—	1,295
USD	432,750	BRL	1,637,095	SCB	08/13/18	12,300	—
USD	5,913	BRL	22,021	UBS	07/03/18	231	—
USD	5,961	BRL	22,138	UBS	07/03/18	249	—
USD	20,529	BRL	78,070	UBS	07/03/18	385	—
USD	44,182	BRL	166,347	UBS	07/03/18	1,263	—
USD	116,622	BRL	442,872	UBS	07/03/18	2,355	—
USD	142,908	BRL	539,193	UBS	07/03/18	3,789	—
USD	173,481	BRL	668,907	UBS	07/03/18	893	—
USD	204,314	CAD	272,000	SCB	08/27/18	—	2,778
USD	237,451	CLP	154,652,000	SCB	07/09/18	757	—
USD	197,436	CNY	1,309,000	SCB	07/24/18	119	—
USD	312,021	COP	914,221,000	SCB	07/10/18	209	—
USD	335,325	COP	949,640,520	UBS	08/21/18	11,997	—
USD	75,625	CZK	1,684,000	CIT	07/11/18	—	151
USD	15,128	EGP	275,480	CIT	07/26/18	—	156
USD	200,000	EUR	171,006	CIT	08/15/18	—	328
USD	613,511	EUR	518,125	SCB	08/15/18	6,544	—
USD	134,702	GHS	640,507	JPM	07/05/18	965	—
USD	219,000	GHS	1,059,960	SCB	07/09/18	—	1,969
USD	9,082	HUF	2,561,000	CIT	07/06/18	—	2
USD	360,836	HUF	97,873,164	CIT	09/20/18	12,155	—
USD	361,416	HUF	97,873,164	SCB	09/20/18	12,734	—
USD	824	IDR	11,640,799	BRC	07/05/18	11	—
USD	20,356	IDR	288,268,255	BRC	07/05/18	220	—
USD	164,888	IDR	2,331,846,076	BRC	07/05/18	1,999	—
USD	61,663	IDR	908,290,000	CIT	01/07/19	—	30
USD	58,884	IDR	831,147,942	JPM	07/05/18	825	—
USD	12,092	IDR	170,696,835	SCB	07/05/18	168	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  47

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	30,000	IDR	418,050,000	SCB	07/05/18	$798	$—
USD	243,881	IDR	3,454,331,759	SCB	07/05/18	2,582	—
USD	351,949	IDR	5,017,028,090	SCB	07/25/18	1,753	—
USD	18,500	IDR	260,942,500	UBS	07/05/18	272	—
USD	512,431	ILS	1,867,102	CIT	07/02/18	2,050	—
USD	12,859	ILS	47,000	HSB	07/25/18	—	8
USD	100,000	INR	6,731,500	BRC	07/09/18	1,758	—
USD	113,715	INR	7,656,400	BRC	07/09/18	1,974	—
USD	42,207	INR	2,840,564	BRC	07/10/18	751	—
USD	58,360	INR	3,931,447	BRC	07/10/18	984	—
USD	65,000	INR	4,374,500	BRC	07/10/18	1,157	—
USD	2,661	INR	182,147	CIT	07/11/18	3	—
USD	290,000	INR	20,024,500	CIT	07/20/18	—	1,835
USD	26,285	INR	1,769,011	JPM	07/09/18	468	—
USD	100,000	INR	6,727,000	JPM	07/09/18	1,823	—
USD	51,958	INR	3,499,660	SCB	07/10/18	883	—
USD	307,985	INR	21,137,000	SCB	07/20/18	—	64
USD	283,971	INR	19,357,589	UBS	07/09/18	1,458	—
USD	19,681	INR	1,325,429	UBS	07/10/18	337	—
USD	20,000	INR	1,361,200	UBS	07/10/18	134	—
USD	32,793	INR	2,206,936	UBS	07/10/18	584	—
USD	128,186	KRW	142,669,000	HSB	07/11/18	63	—
USD	370,000	KZT	126,799,000	SCB	07/17/18	—	651
USD	44,206	MXN	872,621	BRC	07/09/18	310	—
USD	158,000	NGN	57,227,600	JPM	07/18/18	—	3,494
USD	117,826	NGN	43,036,000	JPM	09/19/18	—	5,164
USD	158,000	NGN	57,148,600	SCB	07/18/18	—	3,271
USD	244,797	NGN	90,636,250	SCB	12/27/18	—	8,754
USD	31,076	PEN	101,855	BRC	07/18/18	79	—
USD	31,068	PEN	101,855	SCB	07/18/18	71	—
USD	31,075	PEN	101,855	SCB	07/18/18	78	—
USD	31,080	PEN	101,854	UBS	07/18/18	83	—
USD	300,936	PHP	16,073,000	JPM	07/13/18	—	92
USD	102,597	PHP	5,483,000	SCB	07/13/18	—	93
USD	29,059	PLN	107,327	BOA	07/20/18	399	—
USD	30,941	PLN	114,246	BRC	07/20/18	433	—
USD	260,931	PLN	978,000	CIT	07/06/18	—	182
USD	50,000	RON	189,725	CIT	03/15/19	2,891	—
USD	218,676	RON	823,688	CIT	03/15/19	14,155	—
USD	60,000	RON	240,407	HSB	08/20/18	—	72
USD	32,215	RON	130,000	HSB	03/15/19	—	64
USD	40,000	RUB	2,527,600	BRC	09/19/18	74	—
USD	200,843	RUB	12,624,000	SCB	07/16/18	109	—

The accompanying notes are an integral part of these financial statements.

48  Semi-Annual Report

Lazard Emerging Markets Multi-Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	1,090,000	SGD	1,448,564	SCB	07/30/18	$26,296	$—
USD	308,411	THB	10,205,000	SCB	07/16/18	297	—
USD	30,000	THB	959,040	SCB	08/21/18	1,016	—
USD	37,098	TRY	180,000	CIT	11/13/18	70	—
USD	683,497	TRY	3,353,530	CIT	11/13/18	—	6,365
USD	60,000	TRY	276,782	SCB	07/18/18	154	—
USD	50,000	UAH	1,382,500	SCB	07/26/18	—	2,017
USD	73,604	UAH	1,974,800	SCB	07/26/18	—	699
USD	80,000	UYU	2,326,400	CIT	08/07/18	6,214	—
USD	94,527	ZAR	1,175,137	BOA	08/21/18	9,394	—
USD	168,798	ZAR	2,299,369	BOA	09/21/18	2,892	—
USD	39,985	ZAR	511,678	BRC	08/21/18	2,916	—
USD	94,561	ZAR	1,175,137	BRC	08/21/18	9,429	—
USD	168,829	ZAR	2,299,371	BRC	09/21/18	2,923	—
USD	50,000	ZAR	636,770	CIT	08/21/18	3,869	—
USD	51,445	ZAR	658,546	CIT	08/21/18	3,737	—
USD	121,901	ZAR	1,654,773	HSB	07/18/18	1,497	—
USD	104,000	ZAR	1,348,547	JPM	08/13/18	6,204	—
USD	166,219	ZAR	2,120,786	JPM	08/13/18	12,420	—
USD	70,000	ZAR	888,909	JPM	08/21/18	5,603	—
USD	94,555	ZAR	1,175,137	JPM	08/21/18	9,422	—
USD	94,571	ZAR	1,175,137	SCB	08/21/18	9,438	—
USD	100,000	ZAR	1,272,480	SCB	08/21/18	7,816	—
USD	168,743	ZAR	2,299,371	SCB	09/21/18	2,836	—
USD	94,558	ZAR	1,175,137	UBS	08/21/18	9,426	—
USD	168,615	ZAR	2,299,371	UBS	09/21/18	2,708	—
UYU	4,703,680	USD	160,098	CIT	08/07/18	—	10,912
ZAR	1,365,060	USD	100,000	BRC	07/18/18	—	676
ZAR	1,654,773	USD	121,367	HSB	08/21/18	—	1,487
ZAR	1,700,000	USD	123,263	JPM	08/13/18	20	—
ZAR	289,713	USD	22,785	SCB	07/18/18	—	1,705
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$392,066	$730,102

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  49

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 5.7%

Argentina | 0.7%
AES Argentina Generacion SA, 7.750%, 02/02/24	USD	480	$456,000
Empresa Distribuidora Y Comercializadora Norte, 9.750%, 10/25/22	USD	875	884,669
Genneia SA, 8.750%, 01/20/22 (#)	USD	320	310,000
			1,650,669
Brazil | 1.2%
Cemig Geracao e Transmissao SA, 9.250%, 12/05/24	USD	850	863,813
Light Servicos de Eletricidade SA/Light Energia SA, 7.250%, 05/03/23	USD	825	776,531
Petrobras Global Finance BV:
8.375%, 05/23/21	USD	460	499,790
8.750%, 05/23/26	USD	225	243,563
5.750%, 02/01/29	USD	310	272,530
			2,656,227
Chile | 0.4%
AES Gener SA, 8.375%, 12/18/73	USD	590	604,750
VTR Finance BV, 6.875%, 01/15/24	USD	375	377,344
			982,094
Guatemala | 0.4%
Comcel Trust, 6.875%, 02/06/24	USD	1,020	1,048,662

India | 0.5%
Greenko Dutch BV, 5.250%, 07/24/24	USD	525	478,800
Neerg Energy, Ltd., 6.000%, 02/13/22 (#)	USD	200	182,500
Vedanta Resources PLC, 6.375%, 07/30/22 (#)	USD	450	425,331
			1,086,631
Israel | 0.2%
Altice Financing SA, 6.625%, 02/15/23 (#)	USD	375	369,375
Description	Security Currency	Principal Amount (000)	Fair Value

Nigeria | 0.2%
IHS Netherlands Holdco BV, 9.500%, 10/27/21	USD	600	$573,811

Panama | 0.1%
Sable International Finance, Ltd., 6.875%, 08/01/22 (#)	USD	350	362,687

Peru | 0.5%
Fondo MIVIVIENDA SA, 7.000%, 02/14/24	PEN	960	313,627
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.375%, 06/01/28 (#)	USD	450	453,825
Inkia Energy, Ltd., 5.875%, 11/09/27	USD	400	372,500
			1,139,952
Russia | 0.3%
Sberbank of Russia, 5.500%, 02/26/24 (§)	USD	600	601,500

South Africa | 0.3%
Liquid Telecommunications Financing PLC:
8.500%, 07/13/22	USD	200	199,196
8.500%, 07/13/22 (#)	USD	490	488,029
			687,225
Tanzania | 0.2%
HTA Group, Ltd., 9.125%, 03/08/22	USD	600	574,500

Turkey | 0.3%
Turkiye Garanti Bankasi AS, 6.125%, 05/24/27 (§)	USD	275	241,312
Turkiye Is Bankasi AS, 5.500%, 04/21/19	USD	590	585,575
			826,887
Zambia | 0.4%
First Quantum Minerals, Ltd.:
7.250%, 05/15/22 (#)	USD	650	656,500
7.250%, 04/01/23 (#)	USD	300	300,000
			956,500
Total Corporate Bonds (Cost $14,007,160)			13,516,720

The accompanying notes are an integral part of these financial statements.

50 Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Foreign Government Obligations | 82.1%

Angola | 2.5%
Republic of Angola:
9.500%, 11/12/25	USD	4,082	$4,444,277
8.250%, 05/09/28 (#)	USD	740	740,925
9.375%, 05/08/48 (#)	USD	820	825,125
			6,010,327
Argentina | 3.3%
Argentina Treasury Bills, 0.000%, 09/19/18	ARS	2,000	63,050
Letras Banco Cent Argentina, 0.000%, 08/15/18	ARS	17,400	569,174
Provincia de Buenos Aires, 7.875%, 06/15/27	USD	225	195,750
Republic of Argentina: 21.200%, 09/19/18	ARS	3,380	109,768
34.194% (BADLARPP + 2.500%), 03/11/19 (§)	ARS	1,010	34,420
5.625%, 01/26/22	USD	1,755	1,641,802
7.500%, 04/22/26	USD	1,245	1,149,758
15.500%, 10/17/26	ARS	7,540	232,322
6.875%, 01/26/27	USD	1,270	1,120,775
5.875%, 01/11/28	USD	580	472,700
6.625%, 07/06/28	USD	250	211,625
7.125%, 07/06/36	USD	605	484,000
7.625%, 04/22/46	USD	280	226,100
6.875%, 01/11/48	USD	235	176,838
7.125%, 06/28/2117	USD	1,525	1,164,337
			7,852,419
Belarus | 0.2%
Republic of Belarus, 7.625%, 06/29/27	USD	425	443,594

Belize | 0.0%
Republic of Belize, 4.938%, 02/20/34 (Ø)	USD	185	110,043
Description	Security Currency	Principal Amount (000)	Fair Value

Brazil | 7.0%
Brazil Letras do Tesouro Nacional:
0.000%, 10/01/18	BRL	25,010	$6,350,191
0.000%, 01/01/22	BRL	3,600	662,699
Brazil NTN-B, 6.000%, 08/15/50	BRL	1,628	1,288,707
Brazil NTN-F:
10.000%, 01/01/21	BRL	5,590	1,462,830
10.000%, 01/01/23	BRL	6,320	1,591,975
10.000%, 01/01/25	BRL	1,750	424,943
10.000%, 01/01/27	BRL	6,665	1,571,841
10.000%, 01/01/29	BRL	3,580	828,541
Federal Republic of Brazil:
4.625%, 01/13/28	USD	1,101	992,276
8.250%, 01/20/34	USD	610	699,975
5.000%, 01/27/45	USD	970	765,088
			16,639,066
Chile | 1.1%
Bonos de la Tesoreria de la Republica en pesos:
5.000%, 03/01/35	CLP	330,000	501,623
6.000%, 01/01/43	CLP	1,205,000	2,029,424
			2,531,047
Colombia | 4.1%
Colombian Titulos De Tesoreria:
11.000%, 07/24/20	COP	1,489,000	563,794
7.000%, 05/04/22	COP	5,440,000	1,930,378
10.000%, 07/24/24	COP	7,995,500	3,240,127
7.500%, 08/26/26	COP	3,827,000	1,378,415
6.000%, 04/28/28	COP	2,965,000	967,710
Republic of Colombia:
7.375%, 09/18/37	USD	530	664,355
5.000%, 06/15/45	USD	1,135	1,110,881
			9,855,660
Costa Rica | 1.3%
Republic of Costa Rica:
4.250%, 01/26/23	USD	1,295	1,233,488
7.158%, 03/12/45	USD	1,935	1,920,487
			3,153,975
Czech Republic | 0.9%
Czech Republic, 2.500%, 08/25/28	CZK	49,140	2,266,847

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 51

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Dominican Republic | 3.0%
Dominican Republic:
8.900%, 02/15/23	DOP	33,900	$693,161
6.600%, 01/28/24	USD	60	63,000
5.500%, 01/27/25	USD	1,500	1,485,000
6.875%, 01/29/26 (#)	USD	235	248,156
6.875%, 01/29/26	USD	1,280	1,351,661
5.950%, 01/25/27	USD	405	404,808
7.450%, 04/30/44	USD	1,070	1,128,850
6.850%, 01/27/45	USD	355	351,225
6.500%, 02/15/48 (#)	USD	1,490	1,420,260
			7,146,121
Ecuador | 1.2%
Republic of Ecuador:
10.500%, 03/24/20	USD	200	203,500
10.750%, 03/28/22	USD	263	268,589
10.750%, 03/28/22 (#)	USD	325	331,906
8.750%, 06/02/23	USD	460	427,800
7.950%, 06/20/24	USD	200	177,000
9.650%, 12/13/26	USD	1,230	1,150,050
8.875%, 10/23/27 (#)	USD	460	408,250
			2,967,095
Egypt | 3.4%
Arab Republic of Egypt:
5.577%, 02/21/23 (#)	USD	520	492,700
5.875%, 06/11/25	USD	255	236,831
7.500%, 01/31/27	USD	510	500,438
6.588%, 02/21/28 (#)	USD	845	775,288
8.500%, 01/31/47	USD	3,805	3,671,825
8.500%, 01/31/47 (#)	USD	1,065	1,027,725
7.903%, 02/21/48 (#)	USD	1,410	1,279,575
Egypt Treasury Bills, 0.000%, 07/24/18	EGP	3,075	169,850
			8,154,232
El Salvador | 1.5%
Republic of El Salvador:
7.375%, 12/01/19	USD	750	769,414
7.750%, 01/24/23	USD	525	551,250
5.875%, 01/30/25	USD	501	470,314
6.375%, 01/18/27	USD	385	362,381
8.625%, 02/28/29	USD	235	252,525
8.250%, 04/10/32	USD	485	501,975
7.650%, 06/15/35	USD	280	275,100
7.625%, 02/01/41	USD	295	286,150
			3,469,109
Description	Security Currency	Principal Amount (000)	Fair Value

Gabon | 0.2%
Gabonese Republic, 6.375%, 12/12/24	USD	420	$374,850

Ghana | 0.9%
Ghana Government Bonds:
19.040%, 09/24/18	GHS	50	10,442
24.500%, 04/22/19	GHS	60	13,031
Ghana Treasury Notes:
22.500%, 12/10/18	GHS	720	152,327
21.000%, 01/07/19	GHS	3,010	634,329
19.950%, 05/06/19	GHS	150	32,024
Republic of Ghana:
7.875%, 08/07/23	USD	215	219,569
7.625%, 05/16/29 (#)	USD	600	585,000
8.627%, 06/16/49 (#)	USD	600	583,500
			2,230,222
Honduras | 0.2%
Republic of Honduras:
8.750%, 12/16/20	USD	310	335,575
6.250%, 01/19/27	USD	155	155,398
			490,973
Indonesia | 5.9%
Indonesia Government Bonds:
7.875%, 04/15/19	IDR	11,234,000	784,734
8.375%, 03/15/24	IDR	7,060,000	502,087
8.375%, 09/15/26	IDR	3,653,000	259,062
7.000%, 05/15/27	IDR	2,543,000	165,925
6.125%, 05/15/28	IDR	15,075,000	933,640
9.000%, 03/15/29	IDR	8,440,000	625,140
8.750%, 05/15/31	IDR	33,261,000	2,416,819
7.500%, 08/15/32	IDR	22,532,000	1,463,006
8.375%, 03/15/34	IDR	14,838,000	1,033,120
8.250%, 05/15/36	IDR	12,883,000	888,909
Republic of Indonesia:
4.750%, 01/08/26	USD	2,305	2,336,694
3.500%, 01/11/28	USD	2,755	2,548,375
			13,957,511
Iraq | 0.3%
Republic of Iraq:
6.752%, 03/09/23	USD	250	238,438
6.752%, 03/09/23 (#)	USD	125	119,219
5.800%, 01/15/28	USD	425	379,312
			736,969

The accompanying notes are an integral part of these financial statements.

52 Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Ivory Coast | 0.5%
Ivory Coast:
5.750%, 12/31/32 (Ø)	USD	906	$837,153
6.125%, 06/15/33	USD	525	461,370
			1,298,523
Kenya | 1.8%
Republic of Kenya:
6.875%, 06/24/24	USD	565	556,525
8.250%, 02/28/48	USD	1,015	945,219
8.250%, 02/28/48 (#)	USD	2,885	2,686,656
			4,188,400
Lebanon | 2.3%
Lebanese Republic:
6.375%, 03/09/20	USD	785	747,712
6.150%, 06/19/20	USD	130	122,915
6.000%, 01/27/23	USD	1,660	1,390,250
6.650%, 04/22/24	USD	1,182	986,970
6.250%, 11/04/24	USD	919	742,093
6.200%, 02/26/25	USD	320	252,000
6.600%, 11/27/26	USD	819	634,725
6.850%, 03/23/27	USD	670	524,275
			5,400,940
Malaysia | 2.6%
Malaysia Treasury Bills, 0.000%, 01/18/19	MYR	4,590	1,116,048
Malaysia Government Bonds:
3.759%, 03/15/19	MYR	5,906	1,465,321
5.734%, 07/30/19	MYR	2,973	753,198
3.795%, 09/30/22	MYR	7,300	1,802,266
3.955%, 09/15/25	MYR	480	116,480
4.498%, 04/15/30	MYR	4,070	990,869
			6,244,182
Mexico | 3.2%
Mexican Bonos:
6.500%, 06/09/22	MXN	4,260	205,572
10.000%, 12/05/24	MXN	1,977	111,516
7.500%, 06/03/27	MXN	10,820	540,133
7.750%, 05/29/31	MXN	18,020	913,878
10.000%, 11/20/36	MXN	34,719	2,141,377
7.750%, 11/13/42	MXN	49,580	2,500,095
United Mexican States:
4.150%, 03/28/27	USD	520	510,900
3.750%, 01/11/28	USD	50	47,225
5.750%, 10/12/10	USD	590	582,625
			7,553,321
Description	Security Currency	Principal Amount (000)	Fair Value

Mongolia | 0.3%
Mongolia International Bonds:
10.875%, 04/06/21	USD	145	$161,494
5.125%, 12/05/22	USD	285	266,475
8.750%, 03/09/24 (#)	USD	220	235,675
			663,644
Mozambique | 0.8%
Mozambique International Bonds, 10.500%, 01/18/23	USD	2,268	1,803,060

Namibia | 0.0%
Republic of Namibia, 5.250%, 10/29/25	USD	95	87,281

Nigeria | 1.2%
Nigeria Treasury Bills:
0.000%, 10/04/18	NGN	62,070	165,699
0.000%, 11/01/18	NGN	103,500	273,606
0.000%, 01/03/19	NGN	124,140	321,081
0.000%, 01/17/19	NGN	56,840	146,281
Republic of Nigeria:
6.500%, 11/28/27 (#)	USD	800	742,000
7.875%, 02/16/32 (#)	USD	485	474,694
7.625%, 11/28/47 (#)	USD	695	634,187
			2,757,548
Paraguay | 0.5%
Republic of Paraguay:
6.100%, 08/11/44	USD	460	473,800
5.600%, 03/13/48 (#)	USD	740	724,275
			1,198,075
Peru | 2.0%
Banco de Credito del Peru, 4.850%, 10/30/20 (#)	PEN	2,300	701,241
Republic of Peru:
6.350%, 08/12/28	PEN	6,420	2,066,607
6.950%, 08/12/31	PEN	4,700	1,566,000
6.900%, 08/12/37	PEN	1,580	515,292
			4,849,140
Philippines | 0.1%
Republic of Philippines, 3.625%, 09/09/25	PHP	15,300	242,566

Poland | 1.0%
Poland Government Bonds, 3.250%, 07/25/25	PLN	8,580	2,331,912

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 53

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Russia | 6.5%
Russia Foreign Bonds:
5.875%, 09/16/43	USD	400	$430,000
5.250%, 06/23/47	USD	4,800	4,627,200
5.250%, 06/23/47 (#)	USD	200	192,800
Russia Government Bonds - OFZ:
7.600%, 04/14/21	RUB	77,100	1,243,949
7.500%, 08/18/21	RUB	72,920	1,171,864
7.000%, 12/15/21	RUB	80,950	1,278,927
7.000%, 08/16/23	RUB	69,790	1,097,715
7.750%, 09/16/26	RUB	116,470	1,876,409
7.050%, 01/19/28	RUB	151,980	2,341,123
8.500%, 09/17/31	RUB	79,660	1,355,918
			15,615,905
South Africa | 10.1%
Republic of South Africa:
7.750%, 02/28/23	ZAR	130,360	9,328,140
5.875%, 09/16/25	USD	1,105	1,132,625
10.500%, 12/21/26	ZAR	67,390	5,390,463
8.250%, 03/31/32	ZAR	59,520	3,951,382
8.500%, 01/31/37	ZAR	30,850	2,037,056
5.650%, 09/27/47	USD	650	584,187
8.750%, 02/28/48	ZAR	26,720	1,771,419
			24,195,272
Sri Lanka | 2.1%
Republic of Sri Lanka:
5.750%, 01/18/22	USD	200	196,500
5.875%, 07/25/22	USD	200	196,250
6.125%, 06/03/25	USD	535	500,225
6.850%, 11/03/25	USD	880	850,300
6.850%, 11/03/25 (#)	USD	1,040	1,004,900
6.825%, 07/18/26	USD	130	124,475
6.750%, 04/18/28 (#)	USD	2,150	2,026,375
			4,899,025
Suriname | 0.1%
Republic of Suriname, 9.250%, 10/26/26	USD	150	142,891

Tajikistan | 0.1%
Tajikistan International Bonds, 7.125%, 09/14/27 (#)	USD	190	167,912
Description	Security Currency	Principal Amount (000)	Fair Value

Thailand | 1.0%
Thailand Government Bonds:
3.625%, 06/16/23	THB	4,210	$135,917
3.850%, 12/12/25	THB	51,543	1,697,992
3.775%, 06/25/32	THB	20,700	670,209
			2,504,118
Turkey | 3.9%
Republic of Turkey:
6.000%, 03/25/27	USD	400	375,000
5.125%, 02/17/28	USD	530	466,400
6.000%, 01/14/41	USD	460	389,850
6.625%, 02/17/45	USD	478	423,030
5.750%, 05/11/47	USD	645	520,031
Turkey Government Bonds:
11.100%, 05/15/19	TRY	930	190,874
8.500%, 07/10/19	TRY	7,980	1,578,160
10.700%, 02/17/21	TRY	9,755	1,804,967
9.500%, 01/12/22	TRY	860	148,549
10.700%, 08/17/22	TRY	8,160	1,442,346
9.000%, 07/24/24	TRY	4,460	700,478
8.000%, 03/12/25	TRY	5,690	819,961
11.000%, 02/24/27	TRY	2,330	382,429
			9,242,075
Ukraine | 2.9%
Ukraine Government Bonds:
7.750%, 09/01/19	USD	625	622,500
7.750%, 09/01/20	USD	965	954,144
7.750%, 09/01/21	USD	100	98,300
7.750%, 09/01/22	USD	1,965	1,911,454
7.750%, 09/01/24	USD	710	669,352
7.750%, 09/01/26	USD	1,245	1,148,824
7.750%, 09/01/27	USD	1,190	1,088,850
7.375%, 09/25/32 (#)	USD	430	367,220
			6,860,644
Uruguay | 0.3%
Uruguay Treasury Bills:
0.000%, 07/27/18	UYU	12,030	381,833
0.000%, 09/21/18	UYU	13,000	406,751
			788,584
Venezuela | 1.5%
Republic of Venezuela:
7.750%, 10/13/19 (П)	USD	245	66,150
6.000%, 12/09/20 (П)	USD	121	31,460
12.750%, 08/23/22 (П)	USD	789	220,920
9.000%, 05/07/23 (П)	USD	1,412	381,240
8.250%, 10/13/24	USD	2,618	706,860

The accompanying notes are an integral part of these financial statements.

54  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

7.650%, 04/21/25 (П)	USD	2,000	$535,000
11.750%, 10/21/26 (П)	USD	820	229,600
9.250%, 09/15/27 (П)	USD	1,239	350,017
9.250%, 05/07/28 (П)	USD	1,021	275,670
11.950%, 08/05/31 (П)	USD	930	260,400
9.375%, 01/13/34 (П)	USD	715	205,563
7.000%, 03/31/38 (П)	USD	1,114	297,995
			3,560,875
Zambia | 0.3%
Republic of Zambia, 8.500%, 04/14/24	USD	705	623,925

Total Foreign Government Obligations (Cost $213,341,858)			195,609,878

Quasi Government Bonds | 3.4%

Costa Rica | 0.3%
Banco Nacional de Costa Rica, 5.875%, 04/25/21	USD	600	609,000
Instituto Costarricense de Electricidad, 6.950%, 11/10/21	USD	220	227,425
			836,425
Ecuador | 0.1%
EP Petroecuador, 7.966% (USD LIBOR 3 Month + 5.630%), 09/24/19 (§)	USD	151	148,289

South Africa | 1.0%
Eskom Holdings SOC, Ltd.:
5.750%, 01/26/21	USD	1,265	1,223,255
6.750%, 08/06/23	USD	685	653,661
7.850%, 04/02/26	ZAR	9,000	574,936
			2,451,852
Tunisia | 0.1%
Banque Centrale de Tunisie SA, 5.750%, 01/30/25	USD	360	316,350
Description	Security Currency	Principal Amount (000)	Fair Value

Turkey | 0.9%
Export Credit Bank of Turkey:
5.375%, 02/08/21	USD	535	$518,950
4.250%, 09/18/22 (#)	USD	725	642,531
TC Ziraat Bankasi AS:
4.750%, 04/29/21	USD	280	261,800
5.125%, 05/03/22	USD	675	624,375
			2,047,656
Ukraine | 0.7%
Ukreximbank Via Biz Finance PLC:
9.625%, 04/27/22	USD	265	265,053
9.750%, 01/22/25	USD	1,495	1,495,000
			1,760,053
Venezuela | 0.3%
Petroleos de Venezuela SA:
8.500%, 10/27/20	USD	164	141,698
9.000%, 11/17/21 (П)	USD	251	60,868
12.750%, 02/17/22 (П)	USD	273	68,933
6.000%, 05/16/24 (П)	USD	346	73,456
6.000%, 11/15/26 (П)	USD	414	86,940
5.375%, 04/12/27 (П)	USD	292	65,900
9.750%, 05/17/35 (П)	USD	295	70,062
5.500%, 04/12/37 (П)	USD	100	22,625
			590,482
Total Quasi Government Bonds (Cost $9,349,951)			8,151,107

Description	Shares	Fair Value

Short-Term Investments | 7.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $16,791,783)	16,791,783	$16,791,783

Total Investments | 98.2% (Cost $253,490,752) (¤)		$234,069,488

Cash and Other Assets in Excess of Liabilities | 1.8%		4,173,139

Net Assets | 100.0%		$238,242,627

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  55

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at June 30, 2018:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

BRL	1,125,658	USD	308,383	BOA	07/03/18	$—	$17,946
BRL	75,998	USD	19,710	BRC	07/03/18	—	101
BRL	212,247	USD	57,273	BRC	07/03/18	—	2,510
BRL	271,056	USD	70,298	BRC	07/03/18	—	362
BRL	1,095,100	USD	284,014	BRC	07/03/18	—	1,462
BRL	1,125,658	USD	308,467	BRC	07/03/18	—	18,031
BRL	1,144,004	USD	296,697	BRC	07/03/18	—	1,527
BRL	1,550,509	USD	413,469	BRC	07/03/18	—	13,415
BRL	1,910,298	USD	495,435	BRC	07/03/18	—	2,550
BRL	2,735,170	USD	709,365	BRC	07/03/18	—	3,651
BRL	2,011,347	USD	542,727	CIT	07/03/18	—	23,770
BRL	2,480,340	USD	670,000	CIT	07/03/18	—	30,036
BRL	1,125,658	USD	308,467	JPM	07/03/18	—	18,031
BRL	1,439,492	USD	381,020	JPM	07/03/18	—	9,610
BRL	2,160,502	USD	560,325	JPM	07/03/18	—	2,884
BRL	327,702	USD	84,989	SCB	07/03/18	—	438
BRL	588,368	USD	160,102	SCB	07/03/18	—	8,295
BRL	1,125,658	USD	308,467	SCB	07/03/18	—	18,031
BRL	1,159,968	USD	300,837	SCB	07/03/18	—	1,549
BRL	1,368,987	USD	349,018	SCB	07/03/18	4,201	—
BRL	2,088,382	USD	556,531	SCB	07/03/18	—	17,698
BRL	176,167	USD	45,689	UBS	07/03/18	—	235
BRL	254,590	USD	66,028	UBS	07/03/18	—	340
BRL	705,232	USD	182,902	UBS	07/03/18	—	942
BRL	1,125,658	USD	308,281	UBS	07/03/18	—	17,845
BRL	1,351,568	USD	350,529	UBS	07/03/18	—	1,804
BRL	4,000,607	USD	1,037,556	UBS	07/03/18	—	5,341
CLP	228,858,415	USD	358,375	BOA	08/14/18	—	8,084
CLP	313,968,427	USD	495,296	BOA	08/14/18	—	14,736
CLP	89,445,766	USD	141,528	BRC	08/14/18	—	4,622
CLP	167,047,422	USD	261,625	BRC	08/14/18	—	5,942
CLP	167,633,908	USD	262,955	BRC	08/14/18	—	6,375
CLP	189,090,000	USD	300,000	BRC	08/14/18	—	10,579
CLP	321,405,082	USD	508,472	CIT	08/14/18	—	16,529
CLP	183,120,262	USD	287,045	UBS	08/14/18	—	6,761
CLP	189,120,000	USD	300,000	UBS	08/14/18	—	10,533
CLP	313,968,428	USD	495,441	UBS	08/14/18	—	14,881
COP	222,612,027	USD	77,782	BRC	08/21/18	—	1,988
COP	706,080,000	USD	240,000	BRC	08/21/18	402	—
COP	1,923,887,973	USD	672,218	CIT	08/21/18	—	17,185
COP	1,939,650,000	USD	670,000	JPM	08/21/18	—	9,600
CZK	19,531,356	USD	885,073	BOA	09/20/18	—	3,351
CZK	19,531,356	USD	884,713	BRC	09/20/18	—	2,991
CZK	19,531,356	USD	884,452	CIT	09/20/18	—	2,730
CZK	19,531,355	USD	884,783	JPM	09/20/18	—	3,061

The accompanying notes are an integral part of these financial statements.

56  Semi-Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

CZK	19,531,356	USD	885,254	SCB	09/20/18	$—	$3,532
CZK	19,531,356	USD	884,853	UBS	09/20/18	—	3,131
HUF	106,448,629	USD	391,614	BRC	09/20/18	—	12,382
HUF	108,638,703	USD	385,100	BRC	09/20/18	1,934	—
HUF	132,622,131	USD	478,280	BRC	09/20/18	—	5,802
HUF	57,781,118	USD	204,900	SCB	09/20/18	950	—
HUF	132,738,320	USD	488,386	UBS	09/20/18	—	15,494
HUF	152,743,812	USD	551,720	UBS	09/20/18	—	7,558
IDR	15,144,176,684	USD	1,070,865	BOA	07/05/18	—	14,291
IDR	9,455,254,493	USD	674,701	BRC	07/05/18	—	15,030
IDR	15,741,432,523	USD	1,113,098	BRC	07/05/18	—	14,855
IDR	9,965,463,272	USD	690,464	BRC	07/25/18	2,940	—
IDR	14,089,101,909	USD	995,696	CIT	07/05/18	—	12,732
IDR	7,188,569,146	USD	513,359	SCB	07/05/18	—	11,830
IDR	9,965,463,272	USD	690,512	SCB	07/25/18	2,892	—
IDR	8,920,409,343	USD	636,411	UBS	07/05/18	—	14,055
IDR	16,033,438,892	USD	1,132,865	UBS	07/05/18	—	14,249
INR	36,654,337	USD	559,779	BOA	07/10/18	—	25,226
INR	169,989,358	USD	2,592,684	BRC	07/09/18	—	113,337
INR	81,031,630	USD	1,236,841	BRC	07/10/18	—	55,105
INR	115,594,466	USD	1,761,566	BRC	07/10/18	—	75,778
INR	9,135,453	USD	133,453	BRC	07/11/18	—	241
INR	64,578,222	USD	984,546	BRC	07/11/18	—	42,871
INR	74,543,011	USD	1,136,067	JPM	07/10/18	—	48,958
INR	10,648,820	USD	162,354	JPM	07/11/18	—	7,074
INR	50,211,673	USD	765,655	SCB	07/09/18	—	33,303
INR	24,212,195	USD	368,948	SCB	07/10/18	—	15,846
INR	36,804,659	USD	561,560	UBS	07/09/18	—	24,753
INR	13,038,406	USD	191,247	UBS	07/10/18	—	1,100
MXN	5,054,039	USD	243,828	BRC	07/09/18	10,408	—
MXN	5,115,565	USD	257,412	BRC	07/09/18	—	82
MXN	68,203,274	USD	3,713,359	BRC	07/09/18	—	282,502
MXN	114,690,074	USD	5,782,119	BRC	08/09/18	—	40,531
MXN	6,241,757	USD	310,000	SCB	07/09/18	3,982	—
MXN	35,191,004	USD	1,903,703	UBS	07/09/18	—	133,476
MYR	906,064	USD	225,330	SCB	09/27/18	—	1,402
NGN	87,922,039	USD	240,388	JPM	07/11/18	2,251	—
NGN	29,137,864	USD	79,612	SCB	07/11/18	801	—
PEN	262,080	USD	80,000	BRC	07/18/18	—	243
PHP	12,754,734	USD	237,607	UBS	07/20/18	1,210	—
PLN	4,029,410	USD	1,112,098	BOA	09/14/18	—	35,118
PLN	4,475,195	USD	1,243,137	BRC	07/20/18	—	48,100
PLN	4,475,195	USD	1,256,380	BRC	08/20/18	—	60,777
PLN	4,029,412	USD	1,112,105	BRC	09/14/18	—	35,124
PLN	4,475,195	USD	1,243,300	CIT	07/20/18	—	48,262

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  57

Lazard Emerging Markets Debt Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

PLN	4,475,195	USD	1,256,354	CIT	08/20/18	$—	$60,750
PLN	4,475,195	USD	1,243,110	SCB	07/20/18	—	48,072
PLN	4,475,195	USD	1,256,177	SCB	08/20/18	—	60,574
PLN	4,029,412	USD	1,111,959	SCB	09/14/18	—	34,978
PLN	4,475,195	USD	1,242,851	UBS	07/20/18	—	47,813
PLN	4,475,195	USD	1,256,019	UBS	08/20/18	—	60,415
PLN	4,029,412	USD	1,111,930	UBS	09/14/18	—	34,949
RON	1,034,477	USD	257,461	BRC	08/20/18	1,029	—
RON	5,136,209	USD	1,275,998	CIT	08/20/18	7,411	—
RON	1,416,503	USD	352,539	SCB	08/20/18	1,409	—
RUB	6,528,002	USD	103,922	BOA	09/19/18	—	799
RUB	65,023,958	USD	1,035,257	CIT	09/19/18	—	8,070
RUB	62,619,470	USD	996,221	HSB	09/19/18	—	7,018
RUB	63,621,349	USD	1,013,111	JPM	09/19/18	—	8,081
RUB	92,322,592	USD	1,470,222	SCB	09/19/18	—	11,797
RUB	32,536,400	USD	513,978	UBS	09/19/18	1	—
RUB	33,782,720	USD	537,389	UBS	09/19/18	—	3,722
SGD	939,804	USD	711,865	BOA	07/30/18	—	21,752
SGD	939,803	USD	711,748	JPM	07/30/18	—	21,636
SGD	1,811,683	USD	1,371,490	JPM	07/30/18	—	41,142
SGD	939,804	USD	711,854	SCB	07/30/18	—	21,741
SGD	1,527,404	USD	1,156,476	SCB	07/30/18	—	34,879
SGD	4,382,249	USD	3,317,372	UBS	07/30/18	—	99,417
THB	16,915,604	USD	528,035	UBS	08/21/18	—	16,807
TRY	1,386,585	USD	300,000	SCB	07/18/18	—	192
TRY	50,570	USD	10,578	UBS	07/18/18	356	—
USD	20,388	BRL	75,998	BRC	07/03/18	780	—
USD	55,046	BRL	212,247	BRC	07/03/18	283	—
USD	73,110	BRL	271,056	BRC	07/03/18	3,174	—
USD	291,018	BRL	1,095,100	BRC	07/03/18	8,466	—
USD	291,939	BRL	1,125,658	BRC	07/03/18	1,503	—
USD	301,516	BRL	1,144,004	BRC	07/03/18	6,346	—
USD	402,124	BRL	1,550,509	BRC	07/03/18	2,070	—
USD	512,694	BRL	1,910,298	BRC	07/03/18	19,809	—
USD	717,892	BRL	2,735,170	BRC	07/03/18	12,179	—
USD	521,642	BRL	2,011,347	CIT	07/03/18	2,685	—
USD	643,275	BRL	2,480,340	CIT	07/03/18	3,311	—
USD	291,939	BRL	1,125,658	JPM	07/03/18	1,503	—
USD	373,332	BRL	1,439,492	JPM	07/03/18	1,922	—
USD	579,612	BRL	2,160,502	JPM	07/03/18	22,170	—
USD	379,974	BRL	1,439,492	JPM	08/02/18	9,881	—
USD	88,341	BRL	327,702	SCB	07/03/18	3,789	—
USD	152,593	BRL	588,368	SCB	07/03/18	785	—
USD	291,939	BRL	1,125,658	SCB	07/03/18	1,503	—
USD	291,939	BRL	1,125,658	SCB	07/03/18	1,503	—

The accompanying notes are an integral part of these financial statements.

58  Semi-Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	317,760	BRL	1,159,968	SCB	07/03/18	$18,472	$—
USD	355,046	BRL	1,368,987	SCB	07/03/18	1,828	—
USD	541,621	BRL	2,088,382	SCB	07/03/18	2,788	—
USD	47,306	BRL	176,167	UBS	07/03/18	1,852	—
USD	68,549	BRL	254,590	UBS	07/03/18	2,861	—
USD	185,441	BRL	705,232	UBS	07/03/18	3,481	—
USD	291,939	BRL	1,125,658	UBS	07/03/18	1,503	—
USD	358,982	BRL	1,351,568	UBS	07/03/18	10,258	—
USD	1,053,484	BRL	4,000,607	UBS	07/03/18	21,269	—
USD	524,584	COP	1,503,326,871	UBS	08/21/18	12,741	—
USD	1,263,732	COP	3,575,287,033	UBS	08/21/18	46,441	—
USD	168,737	EGP	3,072,700	CIT	07/26/18	—	1,743
USD	3,331,256	HUF	903,569,753	CIT	09/20/18	112,214	—
USD	3,336,607	HUF	903,569,753	SCB	09/20/18	117,565	—
USD	7,746	IDR	109,371,886	BRC	07/05/18	115	—
USD	186,862	IDR	2,646,155,331	BRC	07/05/18	2,246	—
USD	696,496	IDR	9,965,463,272	BRC	07/05/18	1,229	—
USD	553,247	IDR	7,809,086,910	JPM	07/05/18	8,426	—
USD	727,613	IDR	10,166,942,241	JPM	07/05/18	18,289	—
USD	729,764	IDR	10,138,614,877	JPM	07/05/18	22,417	—
USD	113,607	IDR	1,603,790,019	SCB	07/05/18	1,714	—
USD	696,691	IDR	9,965,463,272	SCB	07/05/18	1,423	—
USD	2,238,703	IDR	31,708,993,683	SCB	07/05/18	26,441	—
USD	174,300	IDR	2,458,501,500	UBS	07/05/18	2,776	—
USD	685,000	INR	46,110,775	BRC	07/09/18	12,460	—
USD	710,000	INR	47,719,100	BRC	07/09/18	14,002	—
USD	1,015,308	INR	68,360,716	BRC	07/09/18	18,246	—
USD	133,477	INR	9,135,453	BRC	07/10/18	249	—
USD	367,134	INR	24,838,475	BRC	07/10/18	4,899	—
USD	373,790	INR	25,156,038	BRC	07/10/18	6,923	—
USD	570,136	INR	38,407,214	BRC	07/10/18	10,019	—
USD	575,800	INR	38,751,340	BRC	07/10/18	10,664	—
USD	1,210,000	INR	82,263,060	BRC	07/11/18	10,447	—
USD	300,000	INR	19,902,000	CIT	07/09/18	9,723	—
USD	872,866	INR	59,058,089	CIT	07/10/18	11,584	—
USD	234,692	INR	15,794,743	JPM	07/09/18	4,320	—
USD	685,000	INR	46,079,950	JPM	07/09/18	12,910	—
USD	507,594	INR	34,188,988	SCB	07/10/18	8,994	—
USD	191,270	INR	13,038,406	UBS	07/09/18	1,101	—
USD	192,270	INR	12,948,426	UBS	07/10/18	3,435	—
USD	290,410	INR	19,544,622	UBS	07/10/18	5,379	—
USD	610,000	INR	41,516,600	UBS	07/10/18	4,537	—
USD	610,000	INR	41,528,800	UBS	07/10/18	4,359	—
USD	5,810,034	MXN	114,690,074	BRC	07/09/18	40,731	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  59

Lazard Emerging Markets Debt Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	256,156	MXN	5,115,565	BRC	08/09/18	$62	$—
USD	260,000	MXN	5,115,565	SCB	07/09/18	2,670	—
USD	473,880	PEN	1,553,190	BRC	07/18/18	1,207	—
USD	473,750	PEN	1,553,190	SCB	07/18/18	1,076	—
USD	473,866	PEN	1,553,190	SCB	07/18/18	1,192	—
USD	473,938	PEN	1,553,189	UBS	07/18/18	1,264	—
USD	232,471	PLN	858,619	BOA	07/20/18	3,189	—
USD	247,529	PLN	913,965	BRC	07/20/18	3,468	—
USD	260,000	THB	8,311,680	SCB	08/21/18	8,802	—
USD	390,000	TRY	1,799,086	SCB	07/18/18	1,000	—
USD	905,661	TRY	3,980,608	UBS	07/18/18	44,971	—
USD	793,291	ZAR	9,862,034	BOA	08/21/18	78,840	—
USD	826,000	ZAR	11,251,773	BOA	09/21/18	14,153	—
USD	1,085,998	ZAR	13,821,826	BRC	07/18/18	80,300	—
USD	422,059	ZAR	5,401,050	BRC	08/21/18	30,782	—
USD	793,578	ZAR	9,862,034	BRC	08/21/18	79,127	—
USD	826,152	ZAR	11,251,775	BRC	09/21/18	14,304	—
USD	490,000	ZAR	6,240,346	CIT	08/21/18	37,920	—
USD	543,030	ZAR	6,951,321	CIT	08/21/18	39,444	—
USD	1,086,451	ZAR	13,821,826	JPM	07/18/18	80,753	—
USD	590,000	ZAR	7,492,233	JPM	08/21/18	47,228	—
USD	793,527	ZAR	9,862,034	JPM	08/21/18	79,076	—
USD	1,087,040	ZAR	13,821,826	SCB	07/18/18	81,342	—
USD	530,000	ZAR	6,744,144	SCB	08/21/18	41,423	—
USD	793,661	ZAR	9,862,034	SCB	08/21/18	79,210	—
USD	825,727	ZAR	11,251,775	SCB	09/21/18	13,880	—
USD	1,085,896	ZAR	13,821,827	UBS	07/18/18	80,198	—
USD	793,553	ZAR	9,862,034	UBS	08/21/18	79,101	—
USD	825,101	ZAR	11,251,775	UBS	09/21/18	13,253	—
ZAR	10,783,974	USD	790,000	BRC	07/18/18	—	5,341
ZAR	3,710,028	USD	290,000	SCB	08/21/18	—	21,228
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$1,818,405	$2,305,418

Interest Rate Swap Agreements open at June 30, 2018:

Currency	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Payment Frequency Paid/Received	Variable Rate	Unrealized Appreciation	Unrealized Depreciation

BRL	JPM	$19,951,562	01/04/21	10.31%	Maturity	Brazil Cetip Interbank Deposit Rate	$—	$14,897
BRL	JPM	16,282,839	01/04/21	10.59	Maturity	Brazil Cetip Interbank Deposit Rate	—	2,567
BRL	JPM	6,325,629	01/04/21	10.71	Maturity	Brazil Cetip Interbank Deposit Rate	541	—
Total gross unrealized appreciation/depreciation on Interest Rate Swap Agreements							$541	$17,464

The accompanying notes are an integral part of these financial statements.

60  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio

Corporate Bonds | 19.5%

Argentina | 1.2%
Generacion Mediterranea SA, 9.625%, 07/27/23	USD	825	$813,656
Genneia SA, 8.750%, 01/20/22 (#)	USD	330	319,688
Rio Energy SA, 6.875%, 02/01/25 (#)	USD	575	481,562
			1,614,906
Bangladesh | 0.5%
Banglalink Digital Communications, Ltd., 8.625%, 05/06/19	USD	650	656,500

Belarus | 0.3%
Eurotorg LLC Via Bonitron DAC, 8.750%, 10/30/22 (#)	USD	450	448,254

Brazil | 3.0%
Cemig Geracao e Transmissao SA, 9.250%, 12/05/24 (#)	USD	1,175	1,194,094
GTL Trade Finance, Inc., 5.893%, 04/29/24	USD	175	177,142
Itau Unibanco Holding SA, 6.125%, 12/12/22 (#), (§), (¶)	USD	475	444,125
Light Servicos de Eletricidade SA/ Light Energia SA:
7.250%, 05/03/23	USD	425	400,031
7.250%, 05/03/23 (#)	USD	400	376,500
Petrobras Global Finance BV:
8.750%, 05/23/26	USD	175	189,438
5.750%, 02/01/29	USD	540	474,730
Rumo Luxembourg Sarl, 5.875%, 01/18/25 (#)	USD	450	411,300
Terraform Global Operating LLC, 6.125%, 03/01/26 (#)	USD	400	395,000
			4,062,360
Chile | 1.0%
AES Gener SA, 8.375%, 12/18/73	USD	600	615,000
Guanay Finance, Ltd., 6.000%, 12/15/20	USD	296	301,913
VTR Finance BV, 6.875%, 01/15/24	USD	400	402,500
			1,319,413
Description	Security Currency	Principal Amount (000)	Fair Value

China | 0.1%
G3 Exploration, Ltd., 12.000%, 11/20/18 (#), (Ø)	USD	400	$188,000

Colombia | 1.0%
Gran Tierra Energy International Holdings, Ltd., 6.250%, 02/15/25 (#)	USD	725	680,594
Transportadora de Gas Internacional SA, 5.700%, 03/20/22	USD	650	657,475
			1,338,069
Georgia | 0.3%
BGEO Group JSC, 6.000%, 07/26/23	USD	350	347,375

Guatemala | 0.9%
Comcel Trust, 6.875%, 02/06/24	USD	1,185	1,218,298

Indonesia | 0.5%
Star Energy Geothermal Wayang Windu, Ltd., 6.750%, 04/24/33 (#)	USD	750	663,750

Israel | 0.4%
Altice Financing SA, 7.500%, 05/15/26	USD	615	595,013

Nigeria | 1.1%
IHS Netherlands Holdco BV:
9.500%, 10/27/21	USD	625	597,719
9.500%, 10/27/21 (#)	USD	725	693,355
Zenith Bank PLC, 6.250%, 04/22/19	USD	250	249,825
			1,540,899
Oman | 0.3%
Oztel Holdings SPC, Ltd., 6.625%, 04/24/28 (#)	USD	450	426,938

Peru | 0.9%
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.375%, 06/01/28 (#)	USD	900	907,650
Inkia Energy, Ltd., 5.875%, 11/09/27 (#)	USD	250	232,812
			1,140,462

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  61

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Russia | 2.9%
Gazprombank OJSC Via GPB Eurobonds Finance PLC, 7.496%, 12/28/23 (§)	USD	550	$550,194
GTH Finance BV, 7.250%, 04/26/23	USD	800	828,016
Sberbank of Russia:
4.150%, 03/06/19	USD	1,450	1,448,695
5.500%, 02/26/24 (§)	USD	620	621,550
VTB Bank PJSC Via VTB Eurasia DAC, 9.500%, 12/06/22 (Ø), (§), (¶)	USD	550	571,153
			4,019,608
Saudi Arabia | 0.6%
Acwa Power Management And Investments One, Ltd., 5.950%, 12/15/39 (#)	USD	875	855,225

Singapore | 0.2%
Puma International Financing SA, 5.125%, 10/06/24 (#)	USD	350	322,350

South Africa | 0.9%
Liquid Telecommunications Financing PLC, 8.500%, 07/13/22 (#)	USD	1,200	1,195,175

South Korea | 0.4%
SK E&S Co., Ltd., 4.875%, 11/26/19 (§), (¶)	USD	510	498,525

Tanzania | 0.4%
HTA Group, Ltd., 9.125%, 03/08/22	USD	625	598,437

Thailand | 0.2%
PTT Exploration & Production Public Co. Ltd., 4.875%, 06/18/19	USD	213	212,734

Turkey | 1.2%
Petkim Petrokimya Holding AS, 5.875%, 01/26/23 (#)	USD	550	499,125
Turkiye Garanti Bankasi AS, 6.125% (USD Swap 5 Year + 4.220%), 05/24/27 (§)	USD	325	285,187
Description	Security Currency	Principal Amount (000)	Fair Value

Turkiye Is Bankasi AS, 5.000%, 04/30/20	USD	455	$439,644
Turkiye Vakiflar Bankasi TAO, 5.000%, 10/31/18	USD	400	399,000
			1,622,956
United Arab Emirates | 0.5%
MAF Global Securities, Ltd., 7.125%, 10/29/18 (§), (¶)	USD	710	710,000

Zambia | 0.7%
First Quantum Minerals, Ltd.:
7.000%, 02/15/21 (#)	USD	260	262,600
7.500%, 04/01/25 (#)	USD	675	666,157
			928,757
Total Corporate Bonds (Cost $27,742,873)			26,524,004

Foreign Government Obligations | 76.5%

Angola | 3.3%
Republic of Angola:
9.500%, 11/12/25	USD	2,790	3,037,612
8.250%, 05/09/28 (#)	USD	540	540,675
9.375%, 05/08/48 (#)	USD	890	895,563
			4,473,850
Argentina | 3.3%
Republic of Argentina:
6.875%, 01/26/27	USD	920	811,900
5.875%, 01/11/28	USD	1,330	1,083,950
7.625%, 04/22/46	USD	445	359,338
6.875%, 01/11/48	USD	675	507,937
7.125%, 06/28/2117	USD	2,295	1,752,232
			4,515,357
Brazil | 1.0%
Brazil NTN-B:
6.000%, 05/15/35	BRL	500	399,843
6.000%, 08/15/50	BRL	370	459,009
Brazil NTN-F:
10.000%, 01/01/25	BRL	1,210	293,817
10.000%, 01/01/27	BRL	645	152,114
			1,304,783
Colombia | 3.4%
Republic of Colombia:
3.875%, 04/25/27	USD	2,640	2,566,080
5.000%, 06/15/45	USD	2,050	2,006,437
			4,572,517

The accompanying notes are an integral part of these financial statements.

62  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Congo | 2.0%
Republic of Congo, 6.000%, 06/30/29 (Ø)	USD	3,497	$2,727,325

Costa Rica | 3.7%
Republic of Costa Rica:
4.250%, 01/26/23	USD	2,325	2,214,562
4.375%, 04/30/25	USD	1,410	1,303,707
7.000%, 04/04/44	USD	175	171,063
7.158%, 03/12/45	USD	1,345	1,334,913
			5,024,245
Dominican Republic | 3.2%
Dominican Republic Bonds:
7.450%, 04/30/44	USD	2,425	2,558,375
6.850%, 01/27/45	USD	725	717,290
6.500%, 02/15/48 (#)	USD	1,170	1,115,238
			4,390,903
Egypt | 4.0%
Arab Republic of Egypt:
6.588%, 02/21/28	USD	580	532,150
6.588%, 02/21/28 (#)	USD	840	770,700
8.500%, 01/31/47 (#)	USD	745	718,925
8.500%, 01/31/47	USD	1,365	1,317,225
7.903%, 02/21/48 (#)	USD	2,240	2,032,800
Egypt Treasury Bills, 0.000%, 07/24/18	EGP	2,375	131,185
			5,502,985
El Salvador | 1.3%
Republic of El Salvador:
7.375%, 12/01/19	USD	420	430,872
5.875%, 01/30/25	USD	610	572,638
7.650%, 06/15/35	USD	825	810,562
			1,814,072
Ghana | 4.9%
Ghana Government Bonds:
19.040%, 09/24/18	GHS	50	10,442
24.500%, 04/22/19	GHS	730	158,538
24.500%, 05/27/19	GHS	150	32,746
24.000%, 09/09/19	GHS	750	165,140
Ghana Treasury Notes:
23.000%, 11/12/18	GHS	1,450	306,126
22.500%, 12/10/18	GHS	1,670	353,314
21.000%, 01/07/19	GHS	1,200	252,889
19.950%, 05/06/19	GHS	160	34,159
Description	Security Currency	Principal Amount (000)	Fair Value

Republic of Ghana:
7.875%, 08/07/23	USD	715	$730,194
7.625%, 05/16/29 (#)	USD	2,870	2,798,250
8.627%, 06/16/49 (#)	USD	1,885	1,833,163
			6,674,961
Hungary | 1.1%
Hungary, 5.750%, 11/22/23	USD	1,370	1,474,463

Indonesia | 5.3%
Republic of Indonesia:
2.950%, 01/11/23	USD	805	763,744
5.375%, 10/17/23	USD	220	231,000
5.875%, 01/15/24	USD	180	193,050
4.125%, 01/15/25	USD	1,325	1,303,469
4.750%, 01/08/26	USD	2,585	2,620,544
3.850%, 07/18/27	USD	1,090	1,035,500
4.100%, 04/24/28	USD	1,045	1,008,994
			7,156,301
Ivory Coast | 1.0%
Ivory Coast:
5.250%, 03/22/30 (#)	EUR	210	234,202
6.625%, 03/22/48 (#)	EUR	1,075	1,180,062
			1,414,264
Kenya | 3.2%
Republic of Kenya:
6.875%, 06/24/24	USD	220	216,700
7.250%, 02/28/28	USD	1,190	1,139,425
8.250%, 02/28/48	USD	1,115	1,038,344
8.250%, 02/28/48 (#)	USD	2,065	1,923,031
			4,317,500
Lebanon | 1.5%
Lebanese Republic:
6.000%, 01/27/23	USD	383	320,763
6.650%, 04/22/24	USD	24	20,040
6.250%, 11/04/24	USD	166	134,045
6.200%, 02/26/25	USD	10	7,875
6.650%, 11/03/28	USD	1,093	819,750
6.650%, 02/26/30	USD	777	578,865
7.000%, 03/23/32	USD	195	145,275
			2,026,613
Mozambique | 1.9%
Mozambique International Bonds, 10.500%, 01/18/23	USD	3,278	2,606,010

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  63

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Nigeria | 2.7%
Nigeria Treasury Bills:
0.000%, 10/04/18	NGN	51,840	$138,389
0.000%, 11/01/18	NGN	86,450	228,534
0.000%, 01/03/19	NGN	321,680	832,008
0.000%, 01/17/19	NGN	144,830	372,728
0.000%, 01/31/19	NGN	98,000	250,945
Republic of Nigeria:
7.625%, 11/28/47	USD	320	292,000
7.625%, 11/28/47 (#)	USD	1,745	1,592,312
			3,706,916
Russia | 8.1%
Russia Foreign Bonds:
4.750%, 05/27/26	USD	2,600	2,605,200
4.250%, 06/23/27	USD	2,000	1,928,000
5.625%, 04/04/42	USD	200	209,100
5.250%, 06/23/47	USD	1,600	1,542,400
Russia Government Bonds - OFZ, 7.750%, 09/16/26	RUB	290,310	4,677,088
			10,961,788
Saudi Arabia | 2.7%
Saudi Government International Bonds:
4.000%, 04/17/25	USD	3,515	3,497,425
3.250%, 10/26/26	USD	230	215,625
			3,713,050
South Africa | 7.5%
Republic of South Africa:
7.750%, 02/28/23	ZAR	37,920	2,713,433
10.500%, 12/21/26	ZAR	66,190	5,294,476
8.250%, 03/31/32	ZAR	25,650	1,702,838
8.500%, 01/31/37	ZAR	3,700	244,315
8.750%, 02/28/48	ZAR	3,370	223,416
			10,178,478
Sri Lanka | 1.4%
Republic of Sri Lanka, 6.750%, 04/18/28 (#)	USD	2,065	1,946,263

Turkey | 3.3%
Republic of Turkey:
6.250%, 09/26/22	USD	1,505	1,510,644
6.125%, 10/24/28	USD	1,390	1,303,125
6.625%, 02/17/45	USD	1,145	1,013,325
5.750%, 05/11/47	USD	890	717,562
			4,544,656
Description	Security Currency	Principal Amount (000)	Fair Value

Ukraine | 2.4%
Ukraine Government Bonds:
7.750%, 09/01/19	USD	265	$263,940
7.750%, 09/01/20	USD	1,055	1,043,131
7.750%, 09/01/23	USD	790	758,400
7.750%, 09/01/27	USD	350	320,250
7.375%, 09/25/32	USD	690	589,260
7.375%, 09/25/32 (#)	USD	270	230,580
			3,205,561
Uruguay | 1.6%
Republica Orient Uruguay, 5.100%, 06/18/50	USD	1,440	1,416,600
Uruguay Treasury Bills:
0.000%, 09/21/18	UYU	3,460	108,258
0.000%, 01/11/19	UYU	12,890	392,766
0.000%, 02/08/19	UYU	3,400	102,559
0.000%, 03/08/19	UYU	3,880	116,219
			2,136,402
Venezuela | 2.7%
Republic of Venezuela:
12.750%, 08/23/22 (Π)	USD	613	171,640
9.000%, 05/07/23 (Π)	USD	931	251,370
8.250%, 10/13/24	USD	2,526	682,020
7.650%, 04/21/25 (Π)	USD	2,412	645,210
11.750%, 10/21/26 (Π)	USD	1,537	430,360
9.250%, 09/15/27 (Π)	USD	815	230,238
9.250%, 05/07/28 (Π)	USD	1,169	315,630
11.950%, 08/05/31 (Π)	USD	903	252,840
9.375%, 01/13/34 (Π)	USD	909	261,337
7.000%, 03/31/38 (Π)	USD	1,533	410,077
			3,650,722
Total Foreign Government Obligations (Cost $111,516,501)			104,039,985

Quasi Government Bonds | 0.7%

Ukraine | 0.4%
Ukreximbank Via Biz Finance PLC, 9.625%, 04/27/22	USD	590	590,118

Venezuela | 0.3%
Petroleos de Venezuela SA:
6.000%, 05/16/24 (Π)	USD	575	122,072
6.000%, 11/15/26 (Π)	USD	325	68,250
5.375%, 04/12/27 (Π)	USD	315	71,091
5.500%, 04/12/37 (Π)	USD	470	106,337
			367,750

The accompanying notes are an integral part of these financial statements.

64  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Total Quasi Government Bonds (Cost $1,227,366)			$957,868

Description	Shares	Fair Value

Short-Term Investments | 7.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $9,985,265)	9,985,265	$9,985,265

Description	Counterparty	Notional Amount (000)	Number of Contracts	Fair Value

Purchased Options | 0.9%

Call
USD vs AUD Aug 18 0.73, Expires 08/15/18	GSC	$6,420	64,200	$39,894
USD vs BRL Aug 18 3.90, Expires 08/15/18	GSC	3,820	38,200	84,686
USD vs CLP Aug 18 652.56, Expires 08/14/18	GSC	5,280	52,800	78,155
USD vs COP Aug 18 3011, Expires 08/15/18	GSC	3,000	30,000	30,861
USD vs HUF Aug 18 271.9, Expires 08/15/18	JPMS	4,813	48,130	178,793
USD vs INR Aug 18 69.85, Expires 08/13/18	JPMS	8,490	84,900	37,263
USD vs KRW Aug 18 1098, Expires 08/13/18	JPMS	6,520	65,200	125,164
USD vs MXN Aug 18 21.12, Expires 08/15/18	GSC	3,810	38,100	23,504
Description	Counterparty	Notional Amount (000)	Number of Contracts	Fair Value

SD vs PLN Aug 18 3.70, Expires 08/15/18	JPMS	$4,278	42,780	$88,418
USD vs TRY Aug 18 4.74, Expires 08/14/18	JPMS	2,940	29,400	55,781
USD vs ZAR Aug 18 13.06, Expires 08/14/18	JPMS	3,780	37,800	218,688

Put
EUR vs HUF Sep 18 308, Expires 09/28/18	JPMS	5,900	59,000	2,108
EUR vs PLN Jul 18 4.2, Expires 07/30/18	JPMS	3,553	35,530	427
EUR vs PLN Jul 18 4.2, Expires 07/30/18	BRC	5,788	57,880	696
EUR vs PLN Sep 18 4.2, Expires 09/28/18	HSB	6,976	69,760	7,902
USD vs TRY Jul 18 4.1, Expires 07/17/18	JPMS	12,316	123,160	394
USD vs TRY Jul 18 4.1, Expires 07/17/18	BRC	3,914	39,140	125
USD vs TRY Jul 18 4.6, Expires 07/27/18	GSC	7,180	71,800	99,386
USD vs TRY Jul 18 4.6, Expires 07/27/18	JPMS	6,420	64,200	88,866
USD vs TRY Jul 18 4.6, Expires 07/27/18	BRC	435	4,350	6,021

Total Purchased Options (Cost $1,217,491)				1,167,132

Total Investments | 104.9% (Cost $151,689,496) (¤)				$142,674,254

Liabilities in Excess of Cash and Other Assets | (4.9)%				(6,679,239)

Net Assets | 100.0%				$135,995,015

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  65

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at June 30, 2018:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

BRL	3,960,770	USD	1,085,083	BOA	07/03/18	$—	$63,147
BRL	106,123	USD	28,636	BRC	07/03/18	—	1,255
BRL	1,217,345	USD	332,336	BRC	07/03/18	—	18,243
BRL	2,008,483	USD	520,899	BRC	07/03/18	—	2,681
BRL	3,960,770	USD	1,085,380	BRC	07/03/18	—	63,444
BRL	4,841,705	USD	1,255,694	BRC	07/03/18	—	6,464
BRL	4,841,705	USD	1,277,697	BRC	08/02/18	—	32,896
BRL	1,005,674	USD	271,364	CIT	07/03/18	—	11,885
BRL	4,841,705	USD	1,255,694	CIT	07/03/18	—	6,464
BRL	4,841,705	USD	1,280,062	CIT	08/02/18	—	35,261
BRL	3,960,769	USD	1,085,380	JPM	07/03/18	—	63,444
BRL	4,841,703	USD	1,255,694	JPM	07/03/18	—	6,464
BRL	4,841,703	USD	1,278,034	JPM	08/02/18	—	33,233
BRL	392,245	USD	106,735	SCB	07/03/18	—	5,530
BRL	634,512	USD	164,560	SCB	07/03/18	—	847
BRL	1,897,111	USD	521,041	SCB	07/03/18	—	31,559
BRL	3,960,770	USD	1,085,380	SCB	07/03/18	—	63,444
BRL	4,841,705	USD	1,255,694	SCB	07/03/18	—	6,464
BRL	4,841,705	USD	1,279,875	SCB	08/02/18	—	35,075
BRL	517,864	USD	134,308	UBS	07/03/18	—	691
BRL	1,233,980	USD	338,959	UBS	07/03/18	—	20,574
BRL	1,713,055	USD	467,664	UBS	07/03/18	—	25,671
BRL	3,960,770	USD	1,084,726	UBS	07/03/18	—	62,790
BRL	4,841,705	USD	1,255,694	UBS	07/03/18	—	6,464
BRL	4,841,705	USD	1,279,706	UBS	08/02/18	—	34,905
CZK	5,967,193	USD	270,406	BOA	09/20/18	—	1,024
CZK	5,967,193	USD	270,296	BRC	09/20/18	—	914
CZK	5,967,193	USD	270,217	CIT	09/20/18	—	834
CZK	5,967,191	USD	270,317	JPM	09/20/18	—	935
CZK	5,967,193	USD	270,462	SCB	09/20/18	—	1,079
CZK	5,967,193	USD	270,339	UBS	09/20/18	—	956
HUF	220,144,932	USD	811,624	CIT	09/20/18	—	27,340
HUF	220,144,933	USD	812,928	SCB	09/20/18	—	28,643
IDR	12,875,031,798	USD	910,411	BOA	07/05/18	—	12,150
IDR	8,038,515,714	USD	573,606	BRC	07/05/18	—	12,778
IDR	13,382,797,131	USD	946,316	BRC	07/05/18	—	12,629
IDR	11,978,045,348	USD	846,505	CIT	07/05/18	—	10,825
IDR	6,111,461,737	USD	436,439	SCB	07/05/18	—	10,057
IDR	27,938,347,771	USD	1,990,123	SCB	07/25/18	—	46,155
IDR	7,583,809,694	USD	541,053	UBS	07/05/18	—	11,949
IDR	13,631,050,395	USD	963,121	UBS	07/05/18	—	12,114
IDR	13,969,173,886	USD	995,310	UBS	07/25/18	—	23,326
PEN	3,539,681	USD	1,079,961	BRC	07/18/18	—	2,750
PEN	3,539,681	USD	1,079,665	SCB	07/18/18	—	2,453

The accompanying notes are an integral part of these financial statements.

66  Semi-Annual Report

Lazard Explorer Total Return Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

PEN	3,539,681	USD	1,079,928	SCB	07/18/18	$—	$2,717
PEN	3,539,679	USD	1,080,092	UBS	07/18/18	—	2,882
PLN	2,233,128	USD	620,327	BRC	07/20/18	—	24,002
PLN	2,233,128	USD	626,935	BRC	08/20/18	—	30,328
PLN	2,233,128	USD	620,408	CIT	07/20/18	—	24,083
PLN	2,233,128	USD	626,922	CIT	08/20/18	—	30,314
PLN	2,233,128	USD	620,313	SCB	07/20/18	—	23,988
PLN	2,233,128	USD	626,834	SCB	08/20/18	—	30,226
PLN	2,233,128	USD	620,184	UBS	07/20/18	—	23,859
PLN	2,233,128	USD	626,755	UBS	08/20/18	—	30,147
RUB	2,406,321	USD	38,307	BOA	09/19/18	—	294
RUB	23,968,815	USD	381,611	CIT	09/19/18	—	2,975
RUB	23,082,484	USD	367,222	HSB	09/19/18	—	2,587
RUB	23,451,792	USD	373,448	JPM	09/19/18	—	2,979
RUB	34,031,504	USD	541,946	SCB	09/19/18	—	4,349
RUB	12,452,822	USD	198,090	UBS	09/19/18	—	1,372
SGD	811,307	USD	614,533	BOA	07/30/18	—	18,778
SGD	811,307	USD	614,433	JPM	07/30/18	—	18,678
SGD	1,563,976	USD	1,183,969	JPM	07/30/18	—	35,517
SGD	811,307	USD	614,524	SCB	07/30/18	—	18,768
SGD	1,318,566	USD	998,354	SCB	07/30/18	—	30,110
SGD	3,783,077	USD	2,863,798	UBS	07/30/18	—	85,824
USD	1,027,224	BRL	3,960,770	BOA	07/03/18	5,288	—
USD	27,523	BRL	106,123	BRC	07/03/18	142	—
USD	315,718	BRL	1,217,345	BRC	07/03/18	1,625	—
USD	527,161	BRL	2,008,483	BRC	07/03/18	8,943	—
USD	1,027,224	BRL	3,960,770	BRC	07/03/18	5,288	—
USD	1,281,213	BRL	4,841,705	BRC	07/03/18	31,983	—
USD	930,000	BRL	3,522,933	BRC	08/02/18	24,255	—
USD	260,821	BRL	1,005,674	CIT	07/03/18	1,343	—
USD	1,283,591	BRL	4,841,705	CIT	07/03/18	34,360	—
USD	1,027,224	BRL	3,960,769	JPM	07/03/18	5,288	—
USD	1,281,552	BRL	4,841,703	JPM	07/03/18	32,322	—
USD	101,729	BRL	392,245	SCB	07/03/18	524	—
USD	173,817	BRL	634,512	SCB	07/03/18	10,104	—
USD	492,015	BRL	1,897,111	SCB	07/03/18	2,533	—
USD	1,027,224	BRL	3,960,770	SCB	07/03/18	5,288	—
USD	1,283,421	BRL	4,841,705	SCB	07/03/18	34,190	—
USD	136,172	BRL	517,864	UBS	07/03/18	2,556	—
USD	320,032	BRL	1,233,980	UBS	07/03/18	1,647	—
USD	444,280	BRL	1,713,055	UBS	07/03/18	2,287	—
USD	1,027,224	BRL	3,960,770	UBS	07/03/18	5,288	—
USD	1,283,251	BRL	4,841,705	UBS	07/03/18	34,020	—
USD	260,000	CZK	5,754,390	CIT	09/20/18	224	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  67

Lazard Explorer Total Return Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	130,335	EGP	2,373,400	CIT	07/26/18	$—	$1,347
USD	220,000	HUF	61,192,802	JPM	09/20/18	1,996	—
USD	4,615	IDR	65,159,471	BRC	07/05/18	69	—
USD	89,777	IDR	1,271,337,195	BRC	07/05/18	1,079	—
USD	1,473,423	IDR	21,079,672,490	BRC	07/05/18	2,743	—
USD	335,367	IDR	4,810,833,590	CIT	07/25/18	626	—
USD	335,367	IDR	4,821,565,321	CIT	07/25/18	—	121
USD	335,367	IDR	4,821,733,004	CIT	07/25/18	—	133
USD	335,900	IDR	4,848,716,500	CIT	07/25/18	—	1,477
USD	82,211	IDR	1,178,910,185	JPM	07/05/18	—	38
USD	329,603	IDR	4,652,345,216	JPM	07/05/18	5,020	—
USD	1,040,000	IDR	14,804,400,000	JPM	07/05/18	7,131	—
USD	67,683	IDR	955,474,700	SCB	07/05/18	1,021	—
USD	934,366	IDR	13,403,476,827	SCB	07/05/18	—	764
USD	1,075,578	IDR	15,234,488,492	SCB	07/05/18	12,703	—
USD	1,345,044	IDR	19,321,558,927	SCB	07/25/18	638	—
USD	103,800	IDR	1,464,099,000	UBS	07/05/18	1,653	—
USD	262,956	IDR	3,780,520,281	UBS	07/25/18	—	95
USD	560,000	PEN	1,834,156	HSB	07/18/18	1,822	—
USD	720,000	PLN	2,678,287	UBS	07/20/18	4,801	—
USD	340,000	RUB	21,679,930	BRC	09/19/18	—	2,479
USD	1,110,000	SGD	1,512,006	CIT	07/30/18	—	290
USD	260,000	UYU	8,203,000	CIT	08/07/18	—	173
USD	630,662	ZAR	7,840,269	BOA	08/21/18	62,677	—
USD	363,439	ZAR	4,950,770	BOA	09/21/18	6,227	—
USD	151,019	ZAR	1,922,070	BRC	07/18/18	11,167	—
USD	630,891	ZAR	7,840,269	BRC	08/21/18	62,905	—
USD	363,506	ZAR	4,950,772	BRC	09/21/18	6,294	—
USD	151,082	ZAR	1,922,070	JPM	07/18/18	11,230	—
USD	630,850	ZAR	7,840,269	JPM	08/21/18	62,865	—
USD	151,164	ZAR	1,922,070	SCB	07/18/18	11,312	—
USD	460,000	ZAR	5,869,186	SCB	07/18/18	32,949	—
USD	630,957	ZAR	7,840,269	SCB	08/21/18	62,971	—
USD	1,640,000	ZAR	20,868,672	SCB	08/21/18	128,177	—
USD	363,319	ZAR	4,950,772	SCB	09/21/18	6,107	—
USD	151,005	ZAR	1,922,069	UBS	07/18/18	11,152	—
USD	483,500	ZAR	6,485,431	UBS	08/21/18	13,666	—
USD	630,870	ZAR	7,840,269	UBS	08/21/18	62,885	—
USD	363,044	ZAR	4,950,772	UBS	09/21/18	5,831	—
UYU	18,226,760	USD	620,380	CIT	08/07/18	—	42,285
ZAR	36,386,790	USD	2,662,216	BRC	08/21/18	—	26,188
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$849,215	$1,377,973

The accompanying notes are an integral part of these financial statements.

68  Semi-Annual Report

Lazard Explorer Total Return Portfolio (concluded)

Written Options open at June 30, 2018:

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Notional Amount	Premiums	Fair Value

Put
USD vs TRY Jul 18 3.95	BRC	39,141	$3.95	07/17/18	$3,914,100	$12,290	$(16)

Credit Default Swap Agreements open at June 30, 2018:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Buy/ Sell	Receive (Pay) Rate	Payment Frequency Paid/Receive	S&P Credit Rating	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation

MEX USD SR 5Y	BRC	$300,000	06/20/23	Buy	(1.000)%	Quarterly	BBB+	$4,500	$426	$4,074
MEX USD SR 5Y	BOA	525,000	06/20/23	Buy	(1.000)	Quarterly	BBB+	7,875	746	7,129
MEX USD SR 5Y	BRC	555,000	06/20/23	Buy	(1.000)	Quarterly	BBB+	8,325	656	7,669
MEX USD SR 5Y	BRC	600,000	06/20/23	Buy	(1.000)	Quarterly	BBB+	9,001	848	8,153
MEX USD SR 5Y	BOA	769,000	06/20/23	Buy	(1.000)	Quarterly	BBB+	11,536	910	10,626
MEX USD SR 5Y	GSC	1,090,000	06/20/23	Buy	(1.000)	Quarterly	BBB+	16,351	1,811	14,540
MEX USD SR 5Y	BOA	1,568,000	06/20/23	Buy	(1.000)	Quarterly	BBB+	23,521	2,226	21,295
MEX USD SR 5Y	BOA	2,180,000	06/20/23	Buy	(1.000)	Quarterly	BBB+	32,702	2,063	30,639
MEX USD SR 5Y	BRC	21,760,000	06/20/23	Buy	(1.000)	Quarterly	BBB+	326,418	194,569	131,849
MEX USD SR 5Y	BRC	4,850,000	06/20/23	Buy	0.000	Quarterly	BBB+	74,236	6,906	67,330
Total Credit Default Swap Agreements								$514,465	$211,161	$303,304

Interest Rate Swap Agreements open at June 30, 2018:

Currency	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Payment Frequency Paid/Receive	Variable Rate	Unrealized Appreciation	Unrealized Depreciation

BRL	JPM	$ 8,349,799	01/04/21	9.16%	Maturity	Brazil Cetip Interbank Deposit Rate	$—	$106,339
BRL	JPM	50,707,958	01/04/21	10.48	Maturity	Brazil Cetip Interbank Deposit Rate	111,942	—
Total gross unrealized appreciation/depreciation on Interest Rate Swap Agreements							$111,942	$106,339

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  69

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Income Portfolio

Foreign Government Obligations | 48.1%

Argentina | 1.8%
Argentina Treasury Bills, 0.000%, 09/14/18	ARS	2,700	$96,093

Brazil | 6.9%
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/18	BRL	800	206,370
Brazil NTN-F:
10.000%, 01/01/21	BRL	130	34,020
10.000%, 01/01/27	BRL	520	122,634
			363,024
Dominican Republic | 1.1%
Dominican Republic Bonds, 10.500%, 04/07/23 (#)	DOP	2,600	55,323

Egypt | 9.7%
Egypt Treasury Bills:
0.000%, 08/21/18	EGP	7,900	428,587
0.000%, 06/25/19	EGP	1,700	80,094
			508,681
Indonesia | 2.3%
Indonesia Government Bonds, 8.250%, 07/15/21	IDR	1,684,000	119,719

Malaysia | 3.6%
Malaysia Government Bonds, 3.654%, 10/31/19	MYR	750	186,034

Mexico | 6.6%
Mexican Bonos:
6.500%, 06/10/21	MXN	5,970	290,822
5.750%, 03/05/26	MXN	1,180	52,965
			343,787
Romania | 1.9%
Romania Government Bonds:
5.850%, 04/26/23	RON	180	46,918
5.800%, 07/26/27	RON	200	52,040
			98,958
Description	Security Currency	Principal Amount (000)	Fair Value

Russia | 6.9%
Russia Government Bonds - OFZ:
7.600%, 04/14/21	RUB	18,410	$297,031
7.050%, 01/19/28	RUB	4,000	61,617
			358,648
South Africa | 3.5%
Republic of South Africa:
6.750%, 03/31/21	ZAR	730	51,826
10.500%, 12/21/26	ZAR	880	70,391
8.000%, 01/31/30	ZAR	940	62,580
			184,797
Turkey | 3.8%
Turkey Government Bonds:
10.400%, 03/27/19	TRY	340	70,015
9.500%, 01/12/22	TRY	250	43,183
2.000%, 10/26/22	TRY	416	86,088
			199,286
Total Foreign Government Obligations (Cost $2,741,045)			2,514,350

Supranational Bonds | 3.5%
European Investment Bank, 7.200%, 07/09/19 (#) (Cost $207,759)	IDR	2,700,000	185,232

US Treasury Securities | 38.5%
US Treasury Notes:
0.875%, 07/15/18	USD	250	249,917
0.750%, 07/31/18	USD	300	299,744
1.500%, 08/31/18	USD	300	299,796
1.000%, 09/15/18	USD	250	249,520
1.375%, 09/30/18	USD	250	249,620
0.875%, 10/15/18	USD	300	299,034
0.750%, 10/31/18	USD	170	169,303
1.000%, 11/30/18	USD	50	49,780
1.250%, 12/15/18	USD	150	149,414

Total US Treasury Securities (Cost $2,016,333)			2,016,128

The accompanying notes are an integral part of these financial statements.

70  Semi-Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Income Portfolio (continued)

Short-Term Investments | 3.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $199,061)	199,061	$199,061
Description	Fair Value

Total Investments | 93.9% (Cost $5,164,198) (¤)	$4,914,771

Cash and Other Assets in Excess of Liabilities | 6.1%	316,586

Net Assets | 100.0%	$5,231,357

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  71

Lazard Emerging Markets Income Portfolio (continued)

Forward Currency Contracts open at June 30, 2018:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

ARS	718,410	USD	33,000	CIT	08/21/18	$—	$9,368
AUD	216,000	USD	159,643	HSB	07/03/18	207	—
BRL	630,000	USD	186,994	CIT	10/16/18	—	26,121
BRL	298,923	USD	79,017	SCB	08/13/18	—	2,246
CLP	34,195,500	USD	54,329	HSB	07/09/18	—	1,993
CLP	34,116,500	USD	54,188	SCB	07/09/18	—	1,972
CLP	32,864,000	USD	52,248	SCB	08/08/18	—	1,946
CNY	1,618,322	USD	249,222	SCB	07/24/18	—	5,278
CNY	1,794,639	USD	280,500	SCB	07/24/18	—	9,979
COP	59,839,500	USD	21,000	HSB	07/10/18	—	591
COP	263,430,000	USD	89,942	HSB	07/30/18	—	164
CZK	523,000	USD	24,073	CIT	07/11/18	—	539
CZK	4,099,885	USD	184,199	HSB	07/25/18	404	—
CZK	2,354,000	USD	106,100	SCB	07/11/18	—	176
DOP	1,243,000	USD	25,000	CIT	07/20/18	102	—
EGP	2,508,570	USD	135,000	CIT	08/29/18	2,801	—
GHS	142,000	USD	29,707	CIT	11/05/18	—	1,333
GHS	149,420	USD	31,000	SCB	07/09/18	149	—
GHS	351,120	USD	76,000	SCB	08/02/18	—	3,468
HUF	14,555,000	USD	53,607	HSB	07/06/18	—	1,984
HUF	46,788,000	USD	167,759	JPM	08/28/18	—	1,280
IDR	874,755,000	USD	63,000	CIT	01/07/19	—	3,585
ILS	199,917	USD	56,000	CIT	07/02/18	—	1,352
ILS	197,000	USD	54,295	CIT	08/31/18	—	220
ILS	287,534	USD	81,000	SCB	07/25/18	—	2,280
INR	16,732,155	USD	244,122	CIT	07/20/18	—	270
INR	3,863,000	USD	56,992	SCB	08/13/18	—	880
INR	11,944,800	USD	180,000	SCB	10/09/18	—	7,841
KRW	485,110,000	USD	452,824	SCB	07/11/18	—	17,171
KZT	10,960,000	USD	32,000	HSB	09/17/18	—	225
KZT	16,228,800	USD	49,000	JPM	07/17/18	—	1,561
KZT	27,520,000	USD	80,000	SCB	08/24/18	31	—
KZT	18,617,500	USD	55,000	SCB	12/14/18	—	1,525
MXN	144,130	USD	6,930	HSB	08/21/18	272	—
NGN	23,625,000	USD	63,000	HSB	12/27/18	3,090	—
NGN	7,049,000	USD	19,000	JPM	09/19/18	1,145	—
NGN	23,420,500	USD	62,000	SCB	12/27/18	3,518	—
PHP	4,637,970	USD	87,000	JPM	07/13/18	—	136
PLN	1,086,900	USD	300,120	HSB	08/14/18	—	9,771
RUB	4,355,280	USD	69,000	CIT	07/16/18	253	—
SGD	383,750	USD	287,764	HSB	07/16/18	—	6,044
THB	765,216	USD	24,000	HSB	08/07/18	—	882
THB	10,832,900	USD	338,000	SCB	07/16/18	—	10,928

The accompanying notes are an integral part of these financial statements.

72  Semi-Annual Report

Lazard Emerging Markets Income Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

TRY	127,660	USD	26,019	CIT	11/13/18	$242	$—
TRY	394,540	USD	91,000	SCB	11/13/18	—	9,838
USD	16,000	ARS	444,960	CIT	07/31/18	1,074	—
USD	51,000	ARS	1,530,000	JPM	07/31/18	—	325
USD	162,942	AUD	216,000	HSB	07/03/18	3,091	—
USD	158,195	AUD	214,000	HSB	09/04/18	—	207
USD	53,594	BRL	201,756	CIT	08/13/18	1,778	—
USD	226,000	BRL	750,071	HSB	10/16/18	34,467	—
USD	32,000	BRL	125,504	SCB	08/13/18	—	233
USD	190,489	BRL	720,620	SCB	08/13/18	5,414	—
USD	185,000	EGP	3,379,710	CIT	08/29/18	—	654
USD	69,000	EUR	58,997	CIT	08/15/18	—	113
USD	106,511	EUR	91,000	SCB	08/15/18	—	92
USD	55,000	IDR	783,475,000	HSB	07/27/18	336	—
USD	54,868	ILS	199,917	CIT	07/02/18	220	—
USD	51,000	INR	3,521,550	CIT	07/20/18	—	323
USD	1,964	NGN	718,250	CIT	07/18/18	—	63
USD	126,077	NGN	47,045,500	CIT	12/27/18	—	5,531
USD	19,299	NGN	7,049,000	JPM	09/19/18	—	846
USD	86,837	PHP	4,637,970	JPM	07/13/18	—	26
USD	24,000	RON	90,433	CIT	03/15/19	1,545	—
USD	59,911	RON	225,668	CIT	03/15/19	3,878	—
USD	87,367	RUB	5,480,000	HSB	07/16/18	230	—
USD	51,000	ZAR	661,307	JPM	08/13/18	3,042	—
USD	80,369	ZAR	1,025,435	JPM	08/13/18	6,005	—
ZAR	360,847	USD	29,000	CIT	08/13/18	—	2,831
ZAR	648,895	USD	48,462	CIT	08/13/18	—	1,404
ZAR	677,000	USD	53,724	CIT	08/13/18	—	4,628
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$73,294	$160,223

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  73

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2018 (unaudited)

(*)	Non- income producing security.
(^)	Refer to Note 5 in the Notes to Financial Statements for further details related to holdings of 5% voting securities of portfolio companies.
(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy — see Note 9 in the Notes to Financial Statements.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2018, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Equity Advantage	0.5%
Emerging Markets Multi-Asset	3.9
Emerging Markets Debt	9.7
Explorer Total Return	21.7
Emerging Markets Income	4.6

(Ø)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at June 30, 2018 which may step up at a future date.
(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2018.
(Π)	Issue in default.
(¤)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.
(¶)	Date shown is the next perpetual call date.

The accompanying notes are an integral part of these financial statements.

74  Semi-Annual Report

Security Abbreviations:

ADR	—	American Depositary Receipt
BADLARPP	—	Argentina Deposit Rates Badlar Private Banks
GDR	—	Global Depositary Receipt
JSC	—	Joint Stock Company
LIBOR	—	London Interbank Offered Rate
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F
NVDR	—	Non-Voting Depository Receipt
PJSC	—	Public Joint Stock Company

Currency Abbreviations:

ARS	—	Argentinian Peso
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CLP	—	Chilean Peso
CNY	—	Chinese Renminbi
COP	—	Colombian Peso
CZK	—	Czech Koruna
DOP	—	Dominican Republic Peso
EGP	—	Egyptian Pound
EUR	—	Euro
GHS	—	Ghanaian Cedi
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
ILS	—	Israeli Shekel
INR	—	Indian Rupee
KRW	—	South Korean Won
KZT	—	Kazakhstan Tenge
LKR	—	Sri Lankan Rupee
MXN	—	Mexican New Peso
MYR	—	Malaysian Ringgit
NGN	—	Nigerian Naira
PEN	—	Peruvian Nuevo Sol
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RON	—	New Romanian Leu
RUB	—	Russian Ruble
SGD	—	Singapore Dollar
THB	—	Thai Baht
TRY	—	New Turkish Lira
UAH	—	Ukranian Hrynia
USD	—	United States Dollar
UYU	—	Uruguayan Peso
ZAR	—	South African Rand

Counterparty Abbreviations:

BOA	—	Bank of America NA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
GSC	—	Goldman Sachs International
HSB	—	HSBC Bank USA NA

JPM	—	JPMorgan Chase Bank NA
JPMS	—	JPMorgan Securities, Inc.
SCB	—	Standard Charter Bank
UBS	—	UBS AG

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  75

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Asset Portfolio

Aerospace & Defense	—%	—%	1.9%	—%	—%	—%
Air Freight & Logistics	—	—	0.8	—	1.5	1.1
Airlines	—	0.8	—	1.3	—	—
Auto Components	1.3	0.8	—	0.4	0.8	0.7
Automobiles	3.4	2.5	—	1.5	0.6	0.6
Banks	24.0	18.7	23.3	15.8	22.0	19.2
Beverages	1.2	0.7	—	0.2	0.5	0.3
Biotechnology	—	—	—	0.2	—	—
Building Products	—	—	—	0.2	—	—
Capital Markets	—	—	—	1.8	—	0.1
Chemicals	—	4.7	—	3.2	1.2	0.9
Commercial Services & Suppliers	—	—	—	—	1.1	1.0
Communications Equipment	—	—	—	—	—	0.2
Construction & Engineering	—	—	2.2	0.2	1.7	1.6
Construction Materials	2.2	1.6	2.4	1.0	3.1	2.9
Consumer Finance	—	—	2.2	0.2	0.1	0.1
Containers & Packaging	—	—	—	—	0.1	0.1
Distributors	1.1	—	—	—	—	—
Diversified Consumer Services	—	1.5	0.2	0.4	0.8	0.6
Diversified Financial Services	—	1.6	—	0.6	—	—
Diversified Telecommunication Services	2.3	1.8	—	1.5	0.7	0.4
Electric Utilities	—	—	—	1.6	—	0.5
Electrical Equipment	—	—	1.4	0.2	0.1	0.1
Electronic Equipment, Instruments & Components	2.4	2.7	2.8	1.6	2.3	2.0
Energy Equipment & Services	—	0.8	2.1	—	—	—
Food & Staples Retailing	2.6	—	—	2.5	—	—
Food Products	—	0.9	—	2.2	0.5	0.4
Gas Utilities	1.3	—	1.7	0.7	1.3	1.2
Health Care Equipment & Supplies	—	—	—	0.8	0.3	0.3
Health Care Providers & Services	0.7	—	1.2	0.2	0.1	0.1
Hotels, Restaurants & Leisure	—	—	1.6	0.4	1.5	1.4
Household Durables	1.2	2.1	2.8	0.4	2.5	2.3
Household Products	0.7	—	—	0.2	0.5	0.3
Industrial Conglomerates	1.9	1.3	—	1.7	0.7	0.4
Insurance	3.0	3.8	1.9	2.7	2.2	2.0
Internet & Catalog Retail	—	1.3	1.0	—	—	—
Internet Software & Services	4.1	14.0	12.4	11.2	8.3	5.7
IT Services	5.7	—	—	3.9	2.7	2.4
Leisure Products	—	—	—	—	0.5	0.5
Life Sciences Tools & Services	—	0.5	—	0.1	—	—
Machinery	1.7	—	3.3	0.5	1.2	0.8
Media	—	2.1	0.2	2.5	1.0	0.9
Metals & Mining	2.4	4.9	3.1	3.3	2.9	2.1
Multiline Retail	0.7	—	—	—	—	—
Oil, Gas & Consumable Fuels	8.3	6.7	7.9	7.6	6.1	5.3
Paper & Forest Products	—	1.3	0.9	0.9	0.4	0.4
Personal Products	0.8	1.2	—	0.4	—	—
Pharmaceuticals	—	—	0.9	2.3	2.2	2.0
Real Estate Management & Development	—	0.4	—	3.3	0.3	0.3
Road & Rail	—	1.0	—	—	0.4	0.3
Semiconductors & Semiconductor Equipment	7.2	8.4	6.1	6.5	7.0	5.5
Software	—	0.9	3.9	0.2	2.9	2.8
Specialty Retail	0.6	—	0.7	1.4	1.2	0.9

The accompanying notes are an integral part of these financial statements.

76  Semi-Annual Report

Industry†	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Asset Portfolio

Technology Hardware, Storage & Peripherals	4.3%	5.7%	5.2%	6.7%	5.5%	5.2%
Textiles, Apparel & Luxury Goods	—	—	0.8	1.0	0.9	0.9
Thrifts & Mortgage Finance	—	—	—	—	0.7	0.6
Tobacco	1.5	—	—	0.3	0.5	0.5
Trading Companies & Distributors	—	0.6	—	—	0.5	0.6
Transportation Infrastructure	0.9	1.1	—	0.5	0.5	0.3
Water Utilities	0.6	—	1.1	0.2	1.8	1.6
Wireless Telecommunication Services	8.5	1.0	1.4	2.6	2.8	2.3
Subtotal	96.6	97.4	97.4	99.1	96.5	82.7
Foreign Government Obligations	—	—	—	—	—	33.9
Supranational Bonds	—	—	—	—	—	0.3
US Treasury Securities	—	—	—	—	—	8.8
Short-Term Investments	3.1	2.3	—	2.0	1.8	5.6
Total Investments	99.7%	99.7%	97.4%	101.1%	98.3%	131.3%

Industry†	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio

Banks	2.6%	4.4%
Capital Markets	—	0.2
Chemicals	—	0.4
Communications Equipment	0.2	0.9
Diversified Financial Services	0.2	0.7
Diversified Telecommunication Services	0.5	0.9
Electric Utilities	2.2	3.6
Energy Equipment & Services	0.1	0.3
Food & Staples Retailing	—	0.3
Independent Power & Renewable Electricity Producers	0.9	1.3
Media	0.2	0.3
Metals & Mining	0.8	1.3
Oil, Gas & Consumable Fuels	0.9	3.3
Road & Rail	—	0.3
Thrifts & Mortgage Finance	0.1	—
Wireless Telecommunication Services	0.4	2.0
Subtotal	9.1	20.2
Foreign Government Obligations	82.1	76.5
Purchased Options	—	0.9
Short-Term Investments	7.0	7.3
Total Investments	98.2%	104.9%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  77

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2018	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio

ASSETS
Investments in securities, at fair value	$10,711,873,797	$281,148,362	$265,488,971
Non-controlled affiliated issuers, at fair value (Note 5)	181,837,803	—	—
Cash	—	—	736,527
Cash collateral due from broker on swap agreements	—	—	—
Foreign currency, at fair value	18,002,901	64,218	437,518
Receivables for:
Dividends and interest	60,372,794	1,439,061	1,136,477
Capital stock sold	33,697,542	907,637	887,525
Investments sold	9,152,481	19	10,452,790
Amount due from Investment Manager (Note 3)	—	—	—
Gross unrealized appreciation on:
Forward currency contracts	—	—	—
Swap agreements	—	—	—
Premiums for swap agreements purchased	—	—	—
Deferred offering costs (Note 2(i))	—	4,612	—
Prepaid expenses	—	26,382	—
Total assets	11,014,937,318	283,590,291	279,139,808
LIABILITIES
Cash collateral due to broker on swap agreements	—	—	—
Payables for:
Management fees	9,463,390	236,444	239,025
Accrued custodian fees	4,636,608	111,477	139,094
Accrued distribution fees	253,354	435	2,245
Accrued professional services	67,703	30,674	40,180
Foreign capital gains taxes	37,959,437	—	4,154
Investments purchased	25,529,803	340,928	3,882,059
Capital stock redeemed	10,147,714	810,752	491,668
Dividends	—	—	—
Gross unrealized depreciation on:
Forward currency contracts	—	—	—
Swap agreements	—	—	—
Line of credit outstanding	—	—	1,615,000
Written options, at fair value	—	—	—
Other accrued expenses and payables	539,621	11,549	23,548
Total liabilities	88,597,630	1,542,259	6,436,973
Net assets	$10,926,339,688	$282,048,032	$272,702,835
NET ASSETS
Paid in capital	$11,016,237,481	$264,718,259	$369,374,505
Undistributed (Distributions in excess of) net investment income (loss)	159,471,043	2,386,464	1,177,275
Accumulated net realized gain (loss)	(526,845,350)	(10,535,097)	(121,469,615)
Net unrealized appreciation (depreciation) on:
Investments	214,970,095	25,481,617	23,641,875
Non-controlled affiliated issuers	63,273,377	—	—
Foreign currency translations	(766,958)	(3,211)	(21,205)
Forward currency contracts	—	—	—
Written options	—	—	—
Swap agreements	—	—	—
Net assets	$10,926,339,688	$282,048,032	$272,702,835
Institutional Shares
Net assets	$9,438,717,721	$279,626,008	$262,167,473
Shares of capital stock outstanding*	534,745,056	24,804,211	19,919,146
Net asset value, offering and redemption price per share	$17.65	$11.27	$13.16
Open Shares
Net assets	$1,168,138,694	$2,061,303	$10,535,362
Shares of capital stock outstanding*	64,415,478	183,718	803,369
Net asset value, offering and redemption price per share	$18.13	$11.22	$13.11
R6 Shares
Net assets	$319,483,273	$360,721	—
Shares of capital stock outstanding*	18,102,550	31,988	—
Net asset value, offering and redemption price per share	$17.65	$11.28	—
Cost of investments in securities	$10,458,944,265	$255,666,745	$241,842,942
Cost of non-controlled affiliated issuers	$118,564,426	$—	$—
Proceeds received from written options	$—	$—	$—
Cost of foreign currency	$17,997,431	$64,251	$437,503

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

78  Semi-Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Asset Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio	Lazard Emerging Markets Income Portfolio

$3,900,495	$349,157,898	$98,893,545	$234,069,488	$142,674,254	$4,914,771
—	—	—	—	—	—
1,544	—	913,488	35,288	540,000	275,000
—	—	—	810,000	—	—
986	605,281	621,853	286,506	6,982	37,255

20,990	2,147,114	1,093,213	4,509,601	2,133,348	56,500
12	289,835	5,661	676,996	390,000	—
—	5,081,591	15,488,636	—	609,012	62,569
11,760	—	—	—	—	11,872

—	—	392,066	1,818,405	849,215	73,294
—	—	—	541	415,246	—
—	—	—	—	211,161	—
—	—	—	—	—	—
14,242	18,472	—	—	—	24,560
3,950,029	357,300,191	117,408,462	242,206,825	147,829,218	5,455,821

—	—	—	130,000	1,840,000	—

—	306,698	97,144	145,980	116,768	—
55,244	174,385	197,501	199,292	123,514	33,977
103	1,844	127	230	56	25
33,882	43,019	50,723	31,398	28,049	26,032
—	355,385	70,518	6,980	—	—
—	911,948	251,688	1,041,026	8,234,888	—
—	433,987	40,689,357	70,766	2,255	507
—	—	—	3,751	905	—

—	—	730,102	2,305,418	1,377,973	160,223
—	—	—	17,464	106,339	—
—	—	—	—	—	—
—	—	—	—	16	—
4,003	5,366	2,992	11,893	3,440	3,700
93,232	2,232,632	42,090,152	3,964,198	11,834,203	224,464
$3,856,797	$355,067,559	$75,318,310	$238,242,627	$135,995,015	$5,231,357

$3,304,837	$390,552,644	$76,508,138	$299,422,946	$159,717,007	$5,112,395
36,512	2,385,893	1,696,241	(6,601,150)	(1,140,372)	402,643
20,094	(44,769,507)	3,096,038	(34,495,048)	(13,330,480)	55,673

495,399	6,932,744	(5,610,537)	(19,428,244)	(9,015,242)	(249,427)
—	—	—	—	—	—
(45)	(34,215)	(33,534)	(151,941)	(28,321)	(2,998)
—	—	(338,036)	(487,013)	(528,758)	(86,929)
—	—	—	—	12,274	—
—	—	—	(16,923)	308,907	—
$3,856,797	$355,067,559	$75,318,310	$238,242,627	$135,995,015	$5,231,357

$3,371,426	$346,631,788	$74,727,099	$137,153,646	$135,834,534	$5,117,951
293,370	29,766,619	8,472,154	17,979,277	16,523,683	600,763
$11.49	$11.64	$8.82	$7.63	$8.22	$8.52

$485,371	$8,435,771	$591,211	$540,817	$160,481	$113,406
42,289	724,644	67,028	70,223	19,413	12,647
$11.48	$11.64	$8.82	$7.70	$8.27	$8.97

—	—	—	$100,548,164	—	—
—	—	—	12,312,914	—	—
—	—	—	$8.17	—	—
$3,405,096	$341,869,769	$104,433,564	$253,490,752	$151,689,496	$5,164,198
$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$12,290	$—
$985	$605,294	$622,964	$288,191	$7,015	$37,609

Semi-Annual Report  79

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2018	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio

Investment Income (Loss)

Income
Dividends	$196,911,624	$3,799,064	$3,128,983
Non-cash dividends	—	216,738	—
Interest	—	—	—
Total investment income*	196,911,624	4,015,802	3,128,983

Expenses
Management fees (Note 3)	64,881,072	1,416,595	1,458,751
Custodian fees	2,779,181	90,585	99,929
Distribution fees (Open Shares)	1,757,245	2,704	16,083
Administration fees	564,175	19,894	19,722
Shareholders’ reports	394,041	7,244	14,022
Shareholders’ services	253,014	18,125	15,685
Directors’ fees and expenses	231,817	6,711	7,305
Professional services	170,161	25,068	29,064
Registration fees	51,414	27,241	18,844
Amortization of offering costs (Note 2(i))	—	1,357	—
Organization expenses (Note 2(i))	—	3,888	—
Other^	94,079	3,239	4,640
Total gross expenses	71,176,199	1,622,651	1,684,045
Management fees waived and expenses reimbursed	(492)	(10,780)	—
Shareholders’ services fees waived	—	(3,068)	—
Total net expenses	71,175,707	1,608,803	1,684,045
Net investment income (loss)	125,735,917	2,406,999	1,444,938
Net Realized and Unrealized Gain (Loss) on Investments, Non-Controlled Affiliated Issuers, Foreign Currency Transactions, Forward Currency Contracts, Futures Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments**	417,629,960	1,642,100	17,059,102
Non-controlled affiliated issuers	(593,685)	—	—
Foreign currency transactions	(3,426,624)	(61,259)	(56,344)
Forward currency contracts	—	—	—
Futures contracts	—	—	—
Written options	—	—	—
Swap agreements	—	—	—
Total net realized gain (loss) on investments, non-controlled affiliated issuers, foreign currency transactions, forward currency contracts, futures contracts, options and swap agreements	413,609,651	1,580,841	17,002,758
Net change in unrealized appreciation (depreciation) on:
Investments†	(2,102,848,493)	(32,578,360)	(46,591,715)
Non-controlled affiliated issuers	40,123,972	—	—
Foreign currency translations	(712,631)	8,616	(28,424)
Forward currency contracts	—	—	—
Written options	—	—	—
Swap agreements	—	—	—
Total net change in unrealized appreciation (depreciation) on investments, non-controlled affiliated issuers, foreign currency translations, forward currency contracts, options and swap agreements	(2,063,437,152)	(32,569,744)	(46,620,139)
Net realized and unrealized gain (loss) on investments, non-controlled affiliated issuers, foreign currency transactions, forward currency contracts, futures contracts, options and swap agreements	(1,649,827,501)	(30,988,903)	(29,617,381)
Net increase (decrease) in net assets resulting from operations	$(1,524,091,584)	$(28,581,904)	$(28,172,443)
* Net of foreign withholding taxes of	$27,365,502	$447,804	$332,474
** Net of foreign capital gains taxes of	$634,168	$—	$1,693
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$(36,712,977)	$185,721	$203,524
^ Includes interest on line of credit of	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

80  Semi-Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Asset Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio	Lazard Emerging Markets Income Portfolio

$68,060	$5,324,686	$1,316,790	$—	$—	$—
—	—	—	—	—	—
—	—	1,765,826	8,726,807	5,220,912	145,779
68,060	5,324,686	3,082,616	8,726,807	5,220,912	145,779

20,518	1,952,106	923,614	972,107	851,527	18,884
36,445	116,304	125,909	119,459	73,994	20,536
610	12,402	853	5,812	562	157
1,789	25,889	13,033	19,177	13,314	1,851
1,562	43,553	11,317	13,132	3,713	1,773
12,433	17,841	12,828	20,209	12,628	12,380
2,558	9,197	6,739	7,215	6,450	2,582
23,298	30,982	36,274	30,057	26,542	22,422
16,364	21,820	19,535	23,439	19,340	17,443
—	—	—	—	—	—
—	—	—	—	—	—
1,873	4,405	10,382	4,970	6,045	7,993
117,450	2,234,499	1,160,484	1,215,577	1,014,115	106,021
(90,136)	—	(5,866)	(16,116)	(6,022)	(79,768)
—	—	—	—	—	—
27,314	2,234,499	1,154,618	1,199,461	1,008,093	26,253
40,746	3,090,187	1,927,998	7,527,346	4,212,819	119,526

243,493	19,345,443	19,692,155	38,508	1,560,861	(2,069)
—	—	—	—	—	—
(1,435)	(166,237)	(27,441)	(164,497)	317,879	(1,350)
—	—	(43,456)	133,473	(1,583,334)	59,092
—	—	(2,874)	—	(13,648)	—
—	—	(883,935)	—	(3,701,653)	—
—	—	380,439	(117)	447,895	—

242,058	19,179,206	19,114,888	7,367	(2,972,000)	55,673

(627,680)	(61,506,077)	(31,967,181)	(23,376,341)	(14,298,811)	(221,431)
—	—	—	—	—	—
(52)	(34,648)	(33,673)	(148,813)	(24,952)	(2,344)
—	—	(410,588)	(450,214)	(149,407)	(207,791)
—	—	355,220	—	1,509,998	—
—	—	(78,650)	42,700	11,905	—

(627,732)	(61,540,725)	(32,134,872)	(23,932,668)	(12,951,267)	(431,566)

(385,674)	(42,361,519)	(13,019,984)	(23,925,301)	(15,923,267)	(375,893)
$(344,928)	$(39,271,332)	$(11,091,986)	$(16,397,955)	$(11,710,448)	$(256,367)
$9,674	$611,625	$205,462	$105,227	$41,439	$506
$—	$198,121	$76,976	$54,403	$—	$—

$—	$(97,002)	$44,040	$151,248	$—	$865
$22	$—	$7,480	$1,631	$3,252	$—

Semi-Annual Report  81

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Emerging Markets Equity Portfolio		Lazard Emerging Markets Core Equity Portfolio
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$125,735,917	$232,149,086	$2,406,999	$1,663,930
Net realized gain (loss) on investments, non-controlled affiliated issuers and foreign currency transactions	413,609,651	313,691,860	1,580,841	874,343
Net change in unrealized appreciation (depreciation) on investments, non-controlled affiliated issuers and foreign currency translations	(2,063,437,152)	2,560,467,147	(32,569,744)	52,693,224
Net increase (decrease) in net assets resulting from operations	(1,524,091,584)	3,106,308,093	(28,581,904)	55,231,497
Distributions to shareholders
From net investment income
Institutional Shares	—	(226,996,334)	—	(1,586,481)
Open Shares	—	(25,915,499)	—	(6,719)
R6 Shares	—	(7,709,553)	—	—
Return of capital
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	—	(260,621,386)	—	(1,593,200)
Capital stock transactions
Net proceeds from sales
Institutional Shares	1,239,513,094	2,397,757,706	100,970,111	85,403,283
Open Shares	101,521,652	235,224,321	746,894	868,346
R6 Shares	26,968,330	206,333,563	444,234	—
Net proceeds from reinvestment of distributions
Institutional Shares	—	209,533,744	—	1,345,985
Open Shares	—	25,363,644	—	6,640
R6 Shares	—	5,546,775	—	—
Cost of shares redeemed
Institutional Shares	(1,764,236,613)	(3,081,652,165)	(23,347,764)	(32,647,462)
Open Shares	(289,631,127)	(357,782,554)	(295,662)	(169,401)
R6 Shares	(37,345,659)	(109,573,255)	(58,027)	—
Net increase (decrease) in net assets from capital
stock transactions	(723,210,323)	(469,248,221)	78,459,786	54,807,391
Total increase (decrease) in net assets	(2,247,301,907)	2,376,438,486	49,877,882	108,445,688
Net assets at beginning of period	13,173,641,595	10,797,203,109	232,170,150	123,724,462
Net assets at end of period*	$10,926,339,688	$13,173,641,595	$282,048,032	$232,170,150
*Includes undistributed (distributions in excess of) net investment income (loss) of	$159,471,043	$33,735,126	$2,386,464	$(20,535)
Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of period	563,580,657	583,417,967	18,723,561	13,928,987
Shares sold	61,988,275	135,632,859	7,996,812	7,668,413
Shares issued to shareholders from reinvestment of distributions	—	10,790,481	—	111,106
Shares redeemed	(90,823,876)	(166,260,650)	(1,916,162)	(2,984,945)
Net increase (decrease)	(28,835,601)	(19,837,310)	6,080,650	4,794,574
Shares outstanding at end of period	534,745,056	563,580,657	24,804,211	18,723,561
Open Shares
Shares outstanding at beginning of period	73,583,131	78,456,674	148,907	82,765
Shares sold	5,050,257	12,723,698	59,400	81,829
Shares issued to shareholders from reinvestment of distributions	—	1,272,648	—	550
Shares redeemed	(14,217,910)	(18,869,889)	(24,589)	(16,237)
Net increase (decrease)	(9,167,653)	(4,873,543)	34,811	66,142
Shares outstanding at end of period	64,415,478	73,583,131	183,718	148,907
R6 Shares†
Shares outstanding at beginning of period	18,608,156	12,405,126	—	—
Shares sold	1,388,101	11,657,944	36,768	—
Shares issued to shareholders from reinvestment of distributions	—	285,927	—	—
Shares redeemed	(1,893,707)	(5,740,841)	(4,780)	—
Net increase (decrease)	(505,606)	6,203,030	31,988	—
Shares outstanding at end of period	18,102,550	18,608,156	31,988	—

† The inception date for the Emerging Markets Core Equity Portfolio R6 Shares was April 6, 2018.

The accompanying notes are an integral part of these financial statements.

82  Semi-Annual Report

Lazard Developing Markets Equity Portfolio		Lazard Emerging Markets Equity Advantage Portfolio		Lazard Emerging Markets Equity Blend Portfolio
Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

$1,444,938	$540,016	$40,746	$42,959	$3,090,187	$3,122,251

17,002,758	25,214,996	242,058	259,029	19,179,206	41,961,099

(46,620,139)	54,811,816	(627,732)	1,003,926	(61,540,725)	59,343,281
(28,172,443)	80,566,828	(344,928)	1,305,914	(39,271,332)	104,426,631

—	(545,028)	—	(45,503)	—	(3,582,638)
—	—	—	(2,873)	—	(54,048)
—	—	—	—	—	—

—	—	—	(2,064)	—	—
—	—	—	(130)	—	—
—	(545,028)	—	(50,570)	—	(3,636,686)

59,774,662	78,511,154	281,545	74,003	38,708,533	52,451,495
3,043,913	5,394,446	307,356	190,542	1,600,781	2,400,025
—	—	—	—	—	—

—	415,178	—	47,567	—	3,521,619
—	—	—	3,003	—	52,594
—	—	—	—	—	—

(39,348,894)	(76,215,062)	(801,926)	(20,514)	(39,303,406)	(51,346,472)
(3,893,717)	(3,135,641)	(132,241)	(18,223)	(1,886,533)	(1,926,477)
—	—	—	—	—	—

19,575,964	4,970,075	(345,266)	276,378	(880,625)	5,152,784
(8,596,479)	84,991,875	(690,194)	1,531,722	(40,151,957)	105,942,729
281,299,314	196,307,439	4,546,991	3,015,269	395,219,516	289,276,787
$272,702,835	$281,299,314	$3,856,797	$4,546,991	$355,067,559	$395,219,516

$1,177,275	$(267,663)	$36,512	$(4,234)	$2,385,893	$(704,294)

18,562,591	18,387,759	341,687	332,573	29,825,093	29,418,600
4,113,736	6,432,207	22,636	7,161	2,998,585	4,610,925
—	29,197	—	3,944	—	277,075
(2,757,181)	(6,286,572)	(70,953)	(1,991)	(3,057,059)	(4,481,507)
1,356,555	174,832	(48,317)	9,114	(58,474)	406,493
19,919,146	18,562,591	293,370	341,687	29,766,619	29,825,093

869,884	707,429	29,020	13,749	751,456	707,428
208,716	420,603	24,190	16,642	121,572	207,312
—	—	—	249	—	4,131
(275,231)	(258,148)	(10,921)	(1,620)	(148,384)	(167,415)
(66,515)	162,455	13,269	15,271	(26,812)	44,028
803,369	869,884	42,289	29,020	724,644	751,456

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

Semi-Annual Report  83

	Lazard Emerging Markets Multi-Asset Portfolio		Lazard Emerging Markets Debt Portfolio
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,927,998	$4,208,293	$7,527,346	$15,179,241
Net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, futures contracts, options and swap agreements	19,114,888	16,187,500	7,367	2,771,528
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts, options and swap agreements	(32,134,872)	23,181,071	(23,932,668)	14,280,735
Net increase (decrease) in net assets resulting from operations	(11,091,986)	43,576,864	(16,397,955)	32,231,504
Distributions to shareholders
From net investment income
Institutional Shares	—	(4,207,349)	(5,860,536)	(13,803,686)
Open Shares	—	(10,488)	(125,843)	(387,708)
R6 Shares	—	—	(1,485,845)	(2,026)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Return of capital
Institutional Shares	—	—	—	(878,881)
Open Shares	—	—	—	(24,685)
R6 Shares	—	—	—	(129)
Net decrease in net assets resulting from distributions	—	(4,217,837)	(7,472,224)	(15,097,115)
Capital stock transactions
Net proceeds from sales
Institutional Shares	8,451,326	25,201,612	24,329,404	45,172,035
Open Shares	33,456	91,378	2,239,768	3,209,100
R6 Shares	—	—	110,381,409	1,000
Net proceeds from reinvestment of distributions
Institutional Shares	—	4,205,482	5,738,641	14,640,287
Open Shares	—	10,488	125,671	412,234
R6 Shares	—	—	1,485,845	—
Cost of shares redeemed
Institutional Shares	(170,312,225)	(11,099,405)	(161,347,138)	(36,381,779)
Open Shares	(110,517)	(367,756)	(8,169,706)	(4,477,834)
R6 Shares	—	—	—	(1,158,913)
Net increase (decrease) in net assets from capital stock transactions	(161,937,960)	18,041,799	(25,216,106)	21,416,130
Total increase (decrease) in net assets	(173,029,946)	57,400,826	(49,086,285)	38,550,519
Net assets at beginning of period	248,348,256	190,947,430	287,328,912	248,778,393
Net assets at end of period*	$75,318,310	$248,348,256	$238,242,627	$287,328,912
*Includes undistributed (distributions in excess of) net investment income (loss) of	$1,696,241	$(231,757)	$(6,601,150)	$(6,656,272)
Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of period	25,479,727	23,468,090	33,323,876	30,470,656
Shares sold	869,067	2,781,137	2,953,769	5,492,748
Shares issued to shareholders from reinvestment of distributions	—	438,758	689,865	1,756,827
Shares redeemed	(17,876,640)	(1,208,258)	(18,988,233)	(4,396,355)
Net increase (decrease)	(17,007,573)	2,011,637	(15,344,599)	2,853,220
Shares outstanding at end of period	8,472,154	25,479,727	17,979,277	33,323,876
Open Shares
Shares outstanding at beginning of period	74,977	104,144	766,577	852,546
Shares sold	3,537	10,163	261,615	390,174
Shares issued to shareholders from reinvestment of distributions	—	1,093	14,787	49,030
Shares redeemed	(11,486)	(40,423)	(972,756)	(525,173)
Net increase (decrease)	(7,949)	(29,167)	(696,354)	(85,969)
Shares outstanding at end of period	67,028	74,977	70,223	766,577
R6 Shares
Shares outstanding at beginning of period	—	—	125	144,864
Shares sold	—	—	12,137,545	125
Shares issued to shareholders from reinvestment of distributions	—	—	175,244	—
Shares redeemed	—	—	—	(144,864)
Net increase (decrease)	—	—	12,312,789	(144,739)
Shares outstanding at end of period	—	—	12,312,914	125

The accompanying notes are an integral part of these financial statements.

84  Semi-Annual Report

Lazard Explorer Total Return Portfolio		Lazard Emerging Markets Income Portfolio
Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

$4,212,819	$8,603,092	$119,526	$247,057

(2,972,000)	2,136,719	55,673	709,651

(12,951,267)	4,713,330	(431,566)	408,811
(11,710,448)	15,453,141	(256,367)	1,365,519

(4,100,668)	(6,253,137)	(116,908)	(245,410)
(8,218)	(28,104)	—	—
—	—	—	—

—	—	—	(26,292)
—	—	—	(471)

—	(1,907,478)	—	—
—	(8,573)	—	—
—	—	—	—
(4,108,886)	(8,197,292)	(116,908)	(272,173)

5,219,249	9,865,405	306,037	279,121
6,465	262,829	40,297	2,500
—	—	—	—

4,096,319	8,119,904	116,901	271,421
8,218	36,460	—	471
—	—	—	—

(99,720,865)	(39,498,370)	(864,194)	(7,861,554)
(827,079)	(517,628)	(28,572)	(35,393)
—	—	—	—

(91,217,693)	(21,731,400)	(429,531)	(7,343,434)
(107,037,027)	(14,475,551)	(802,806)	(6,250,088)
243,032,042	257,507,593	6,034,163	12,284,251
$135,995,015	$243,032,042	$5,231,357	$6,034,163

$(1,140,372)	$(1,244,305)	$402,643	$400,025

26,808,845	29,244,079	648,255	1,447,433
585,146	1,104,102	32,990	31,224
467,565	907,944	12,947	30,314
(11,337,873)	(4,447,280)	(93,429)	(860,716)
(10,285,162)	(2,435,234)	(47,492)	(799,178)
16,523,683	26,808,845	600,763	648,255

109,240	133,440	11,589	15,090
722	29,262	4,177	278
918	4,055	—	50
(91,467)	(57,517)	(3,119)	(3,829)
(89,827)	(24,200)	1,058	(3,501)
19,413	109,240	12,647	11,589

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

Semi-Annual Report  85

The Lazard Funds, Inc. Financial Highlights

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$20.02	$15.96	$13.44		$17.19	$18.67	$19.54
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.20	0.33	0.24	^	0.30	0.37	0.35
Net realized and unrealized gain (loss)	(2.57)	4.13	2.52		(3.76)	(1.13)	(0.51)

Total from investment operations	(2.37)	4.46	2.76		(3.46)	(0.76)	(0.16)
Less distributions from:
Net investment income	—	(0.40)	(0.24)		(0.23)	(0.37)	(0.36)
Net realized gains	—	—	—		(0.06)	(0.35)	(0.35)

Total distributions	—	(0.40)	(0.24)		(0.29)	(0.72)	(0.71)

Redemption fees	—	—	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$17.65	$20.02	$15.96		$13.44	$17.19	$18.67

Total Return (c)	–11.84%	28.02%	20.52	%^	–20.16%	–4.16%	–0.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,438,718	$11,285,358	$9,311,693		$8,238,638	$12,156,645	$12,691,329
Ratios to average net assets (d):
Net expenses	1.07%	1.08%	1.09	%^	1.10%	1.09%	1.09%
Gross expenses	1.07%	1.08%	1.09%		1.10%	1.09%	1.09%
Net investment income (loss)	1.97%	1.82%	1.59	%^	1.83%	1.97%	1.80%
Portfolio turnover rate	8%	14%	12%		14%	12%	16%

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$20.60	$16.41	$13.82		$17.65	$19.14	$20.03
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17	0.29	0.21	^	0.26	0.34	0.30
Net realized and unrealized gain (loss)	(2.64)	4.25	2.58		(3.84)	(1.16)	(0.53)

Total from investment operations	(2.47)	4.54	2.79		(3.58)	(0.82)	(0.23)
Less distributions from:
Net investment income	—	(0.35)	(0.20)		(0.19)	(0.32)	(0.31)
Net realized gains	—	—	—		(0.06)	(0.35)	(0.35)

Total distributions	—	(0.35)	(0.20)		(0.25)	(0.67)	(0.66)

Redemption fees	—	—	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$18.13	$20.60	$16.41		$13.82	$17.65	$19.14

Total Return (c)	–11.99%	27.73%	20.17	%^	–20.33%	–4.39%	–1.14%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,168,139	$1,515,715	$1,287,552		$832,706	$1,474,597	$2,206,930
Ratios to average net assets (d):
Net expenses	1.32%	1.34%	1.35	%^	1.37%	1.37%	1.37%
Gross expenses	1.32%	1.34%	1.35%		1.37%	1.37%	1.37%
Net investment income (loss)	1.70%	1.55%	1.35	%^	1.58%	1.76%	1.55%
Portfolio turnover rate	8%	14%	12%		14%	12%	16%

The accompanying notes are an integral part of these financial statements.

86  Semi-Annual Report

	Six Months				For the Period
Selected data for a share of capital stock	Ended	Year Ended			1/19/15* to
outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15

R6 Shares
Net asset value, beginning of period	$20.02	$15.96	$13.44		$17.26
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.20	0.35	0.23	^	0.27
Net realized and unrealized gain (loss)	(2.57)	4.11	2.53		(3.80)

Total from investment operations	(2.37)	4.46	2.76		(3.53)
Less distributions from:
Net investment income	—	(0.40)	(0.24)		(0.23)
Net realized gains	—	—	—		(0.06)

Total distributions	—	(0.40)	(0.24)		(0.29)

Net asset value, end of period	$17.65	$20.02	$15.96		$13.44

Total Return (c)	–11.84%	28.02%	20.52	%^	–20.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$319,483	$372,568	$197,959		$144,626
Ratios to average net assets (d):
Net expenses	1.07%	1.08%	1.09	%^	1.12%
Gross expenses	1.07%	1.08%	1.10%		1.13%
Net investment income (loss)	1.99%	1.91%	1.54	%^	1.79%
Portfolio turnover rate	8%	14%	12%		14%

†	Unaudited.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
*	The inception date for the R6 Shares was January 19, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  87

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

	Six Months					For the Period
Selected data for a share of capital stock	Ended	Year Ended				10/31/13* to
outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$12.30	$8.83	$8.60	$9.62	$9.83	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.11	0.08	0.03	0.03	(0.01)
Net realized and unrealized gain (loss)	(1.13)	3.45	0.22	(1.03)	(0.15)	(0.16)

Total from investment operations	(1.03)	3.56	0.30	(1.00)	(0.12)	(0.17)
Less distributions from:
Net investment income	—	(0.09)	(0.07)	(0.01)	(0.08)	—
Return of capital	—	—	—	(0.01)	(0.01)	—

Total distributions	—	(0.09)	(0.07)	(0.02)	(0.09)	—

Redemption fees	—	—	— (b)	— (b)	—	—

Net asset value, end of period	$11.27	$12.30	$8.83	$8.60	$9.62	$9.83

Total Return (c)	–8.37%	40.35%	3.47%	–10.36%	–1.25%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$279,626	$230,343	$122,995	$102,421	$39,832	$3,265
Ratios to average net assets (d):
Net expenses	1.13%	1.20%	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.13%	1.20%	1.31%	1.52%	2.28%	24.66%
Net investment income (loss)	1.70%	0.98%	0.89%	0.32%	0.28%	–0.71%
Portfolio turnover rate	5%	15%	62%	46%	45%	12%

	Six Months					For the Period
Selected data for a share of capital stock	Ended	Year Ended				10/31/13* to
outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$12.27	$8.81	$8.58	$9.62	$9.83	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.06	0.07	— (b)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	(1.12)	3.45	0.20	(1.04)	(0.11)	(0.16)

Total from investment operations	(1.05)	3.51	0.27	(1.04)	(0.15)	(0.17)
Less distributions from:
Net investment income	—	(0.05)	(0.04)	—	(0.05)	—
Return of capital	—	—	—	—	(0.01)	—

Total distributions	—	(0.05)	(0.04)	—	(0.06)	—

Redemption fees	—	—	—	—	— (b)	—
Net asset value, end of period	$11.22	$12.27	$8.81	$8.58	$9.62	$9.83

Total Return (c)	–8.56%	39.80%	3.17%	–10.81%	–1.56%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,061	$1,828	$729	$2,344	$5,266	$627
Ratios to average net assets (d):
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses	1.96%	2.45%	2.14%	2.35%	2.81%	30.92%
Net investment income (loss)	1.22%	0.56%	0.85%	–0.04%	–0.35%	–0.90%
Portfolio turnover rate	5%	15%	62%	46%	45%	12%

The accompanying notes are an integral part of these financial statements.

88  Semi-Annual Report

Selected data for a share of capital stock outstanding throughout the period	For the Period 4/6/18^ to 6/30/18†

R6 Shares
Net asset value, beginning of period	$12.21
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10
Net realized and unrealized gain (loss)	(1.03)

Total from investment operations	(0.93)

Net asset value, end of period	$11.28

Total Return (c)	–7.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$361
Ratios to average net assets (d):
Net expenses	1.13%
Gross expenses	16.29%
Net investment income (loss)	3.57%
Portfolio turnover rate	5%

†	Unaudited.
*	The Portfolio commenced operations on October 31, 2013
^	The inception date for the R6 Shares was April 6, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  89

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$14.48	$10.28	$9.04		$10.43	$11.81	$12.40
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.03	0.05	^	0.06	0.09	0.11
Net realized and unrealized gain (loss)	(1.39)	4.20	1.29		(1.40)	(1.30)	(0.60)

Total from investment operations	(1.32)	4.23	1.34		(1.34)	(1.21)	(0.49)
Less distributions from:
Net investment income	—	(0.03)	(0.10)		(0.05)	(0.17)	(0.10)

Total distributions	—	(0.03)	(0.10)		(0.05)	(0.17)	(0.10)

Redemption fees	—	—	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$13.16	$14.48	$10.28		$9.04	$10.43	$11.81

Total Return (c)	–9.12%	41.15%	14.81	%^	–12.84%	–10.27%	–3.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$262,167	$268,730	$189,035		$343,788	$426,847	$558,716
Ratios to average net assets (d):
Net expenses	1.14%	1.18%	1.21	%^	1.20%	1.19%	1.17%
Gross expenses	1.14%	1.18%	1.23%		1.20%	1.19%	1.17%
Net investment income (loss)	1.01%	0.24%	0.48	%^	0.55%	0.80%	0.96%
Portfolio turnover rate	33%	46%	56%		66%	57%	48%

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$14.45	$10.28	$9.05		$10.43	$11.81	$12.40
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.04	(0.02)	0.01	^	0.01	0.08	0.11
Net realized and unrealized gain (loss)	(1.38)	4.19	1.28		(1.38)	(1.33)	(0.63)

Total from investment operations	(1.34)	4.17	1.29		(1.37)	(1.25)	(0.52)
Less distributions from:
Net investment income	—	—	(0.06)		(0.01)	(0.13)	(0.07)

Total distributions	—	—	(0.06)		(0.01)	(0.13)	(0.07)

Redemption fees	—	—	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$13.11	$14.45	$10.28		$9.05	$10.43	$11.81

Total Return (c)	–9.27%	40.56%	14.31	%^	–13.11%	–10.57%	–4.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,535	$12,569	$7,272		$10,903	$16,029	$44,324
Ratios to average net assets (d):
Net expenses	1.49%	1.58%	1.60	%^	1.57%	1.49%	1.45%
Gross expenses	1.49%	1.58%	1.65%		1.57%	1.49%	1.45%
Net investment income (loss)	0.56%	–0.17%	0.06	%^	0.13%	0.70%	0.90%
Portfolio turnover rate	33%	46%	56%		66%	57%	48%

†	Unaudited.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. For Institutional Shares, the impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%. For Open Shares, the net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

90  Semi-Annual Report

LAZARD EMERGING MARKETS EQUITY ADVANTAGE PORTFOLIO

	Six Months			For the Period
Selected data for a share of capital stock	Ended	Year Ended		5/29/15* to
outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$12.27	$8.71	$8.06	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.11	0.12	0.12	0.08
Net realized and unrealized gain (loss)	(0.89)	3.58	0.67	(1.88)

Total from investment operations	(0.78)	3.70	0.79	(1.80)
Less distributions from:
Net investment income	—	(0.13)	(0.13)	(0.14)
Return of capital	—	(0.01)	(0.01)	—

Total distributions	—	(0.14)	(0.14)	(0.14)

Net asset value, end of period	$11.49	$12.27	$8.71	$8.06

Total Return (b)	–6.36%	42.52%	9.83%	–17.97%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,371	$4,191	$2,896	$2,618
Ratios to average net assets (c):
Net expenses	1.10%	1.10%	1.10%	1.10%
Gross expenses	4.61%	6.29%	9.57%	11.47%
Net investment income (loss)	1.71%	1.15%	1.41%	1.54%
Portfolio turnover rate	36%	52%	57%	38%

	Six Months			For the Period
Selected data for a share of capital stock	Ended	Year Ended		5/29/15* to
outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$12.27	$8.71	$8.06	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.08	0.09	0.06
Net realized and unrealized gain (loss)	(0.88)	3.58	0.68	(1.87)

Total from investment operations	(0.79)	3.66	0.77	(1.81)
Less distributions from:
Net investment income	—	(0.09)	(0.11)	(0.13)
Return of capital	—	(0.01)	(0.01)	—

Total distributions	—	(0.10)	(0.12)	(0.13)

Net asset value, end of period	$11.48	$12.27	$8.71	$8.06

Total Return (b)	–6.44%	42.09%	9.51%	–18.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$485	$356	$120	$95
Ratios to average net assets (c):
Net expenses	1.40%	1.40%	1.40%	1.40%
Gross expenses	7.13%	12.17%	20.02%	26.37%
Net investment income (loss)	1.53%	0.72%	1.06%	1.18%
Portfolio turnover rate	36%	52%	57%	38%

†	Unaudited.
*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  91

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$12.93	$9.60	$8.53		$10.00	$11.18	$11.45
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.10	0.08	^	0.12	0.15	0.11
Net realized and unrealized gain (loss)	(1.39)	3.35	1.04		(1.39)	(1.12)	(0.24)

Total from investment operations	(1.29)	3.45	1.12		(1.27)	(0.97)	(0.13)
Less distributions from:
Net investment income	—	(0.12)	(0.05)		(0.19)	(0.21)	(0.08)
Net realized gains	—	—	—		—	—	(0.05)
Return of capital	—	—	—		(0.01)	— (b)	(0.01)

Total distributions	—	(0.12)	(0.05)		(0.20)	(0.21)	(0.14)

Redemption fees	—	—	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$11.64	$12.93	$9.60		$8.53	$10.00	$11.18

Total Return (c)	–9.98%	35.98%	13.12	%^	–12.74%	–8.66%	–1.14%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$346,632	$385,492	$282,473		$287,857	$463,043	$478,754
Ratios to average net assets (d):
Net expenses	1.14%	1.21%	1.25	%^	1.20%	1.28%	1.30%
Gross expenses	1.14%	1.21%	1.26%		1.20%	1.28%	1.33%
Net investment income (loss)	1.59%	0.90%	0.88	%^	1.22%	1.33%	1.00%
Portfolio turnover rate	36%	57%	47%		38%	44%	48%

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$12.95	$9.62	$8.55		$9.99	$11.17	$11.44
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.06	0.05	^	0.11	0.10	0.07
Net realized and unrealized gain (loss)	(1.38)	3.34	1.04		(1.38)	(1.10)	(0.24)

Total from investment operations	(1.31)	3.40	1.09		(1.27)	(1.00)	(0.17)
Less distributions from:
Net investment income	—	(0.07)	(0.02)		(0.17)	(0.18)	(0.04)
Net realized gains	—	—	—		—	—	(0.05)
Return of capital	—	—	—		— (b)	— (b)	(0.01)

Total distributions	—	(0.07)	(0.02)		(0.17)	(0.18)	(0.10)

Redemption fees	—	—	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$11.64	$12.95	$9.62		$8.55	$9.99	$11.17

Total Return (c)	–10.12%	35.38%	12.74	%^	–12.77%	–8.95%	–1.47%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,436	$9,728	$6,804		$7,107	$123,756	$118,594
Ratios to average net assets (d):
Net expenses	1.51%	1.60%	1.60	%^	1.54%	1.60%	1.60%
Gross expenses	1.51%	1.61%	1.89%		1.54%	1.63%	1.69%
Net investment income (loss)	1.17%	0.50%	0.54	%^	1.10%	0.94%	0.61%
Portfolio turnover rate	36%	57%	47%		38%	44%	48%

†	Unaudited.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

92  Semi-Annual Report

LAZARD EMERGING MARKETS MULTI-ASSET PORTFOLIO

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$9.72	$8.10	$7.51		$8.58	$9.28	$9.70
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.17	0.14	^	0.13	0.17	0.13
Net realized and unrealized gain (loss)	(1.00)	1.62	0.53		(1.12)	(0.70)	(0.37)

Total from investment operations	(0.90)	1.79	0.67		(0.99)	(0.53)	(0.24)
Less distributions from:
Net investment income	—	(0.17)	(0.08)		(0.08)	(0.17)	(0.10)
Net realized gains	—	—	—		—	—	(0.08)
Return of capital	—	—	—		—	— (b)	—

Total distributions	—	(0.17)	(0.08)		(0.08)	(0.17)	(0.18)

Redemption fees	—	—	—		—	— (b)	— (b)

Net asset value, end of period	$8.82	$9.72	$8.10		$7.51	$8.58	$9.28

Total Return (c)	–9.26%	22.08%	8.91	%^	–11.59%	–5.57%	–2.41%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$74,727	$247,618	$190,102		$161,629	$194,451	$223,328
Ratios to average net assets (d):
Net expenses	1.25%	1.23%	1.30	%^	1.30%	1.28%	1.30%
Gross expenses	1.25%	1.23%	1.31%		1.32%	1.28%	1.31%
Net investment income (loss)	2.09%	1.88%	1.73	%^	1.52%	1.86%	1.42%
Portfolio turnover rate	48%	95%	111%		109%	122%	155%

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$9.73	$8.12	$7.53		$8.60	$9.29	$9.71
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.14	0.12	^	0.10	0.15	0.10
Net realized and unrealized gain (loss)	(1.01)	1.60	0.52		(1.12)	(0.70)	(0.37)

Total from investment operations	(0.91)	1.74	0.64		(1.02)	(0.55)	(0.27)
Less distributions from:
Net investment income	—	(0.13)	(0.05)		(0.05)	(0.14)	(0.07)
Net realized gains	—	—	—		—	—	(0.08)
Return of capital	—	—	—		—	— (b)	—

Total distributions	—	(0.13)	(0.05)		(0.05)	(0.14)	(0.15)

Redemption fees	—	—	—	(b)	—	—	— (b)

Net asset value, end of period	$8.82	$9.73	$8.12		$7.53	$8.60	$9.29

Total Return (c)	–9.35%	21.49%	8.57	%^	–11.85%	–5.89%	–2.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$591	$730	$845		$761	$1,198	$2,185
Ratios to average net assets (d):
Net expenses	1.61%	1.60%	1.60	%^	1.60%	1.60%	1.60%
Gross expenses	3.33%	3.07%	2.94%		2.96%	2.23%	2.52%
Net investment income (loss)	2.07%	1.54%	1.46	%^	1.22%	1.63%	1.03%
Portfolio turnover rate	48%	95%	111%		109%	122%	155%

†	Unaudited.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  93

LAZARD EMERGING MARKETS DEBT PORTFOLIO

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$8.43	$7.90	$7.71	$8.84	$9.53	$10.85
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.24	0.46	0.48 ^	0.39	0.49	0.49
Net realized and unrealized gain (loss)	(0.80)	0.53	0.19	(1.13)	(0.66)	(1.25)

Total from investment operations	(0.56)	0.99	0.67	(0.74)	(0.17)	(0.76)
Less distributions from:
Net investment income	(0.24)	(0.43)	(0.19)	— (b)	(0.15)	(0.52)
Net realized gains	—	—	—	—	—	(0.04)
Return of capital	—	(0.03)	(0.29)	(0.39)	(0.37)	—

Total distributions	(0.24)	(0.46)	(0.48)	(0.39)	(0.52)	(0.56)

Redemption fees	—	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$7.63	$8.43	$7.90	$7.71	$8.84	$9.53

Total Return (c)	–6.85%	12.69%	8.64%^	–8.55%	–2.07%	–7.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$137,154	$280,808	$240,833	$258,517	$326,165	$446,180
Ratios to average net assets (d):
Net expenses	0.92%	0.93%	0.96%^	0.96%	0.96%	0.97%
Gross expenses	0.92%	0.93%	0.96%	0.96%	0.96%	0.97%
Net investment income (loss)	5.74%	5.52%	5.90%^	4.69%	5.14%	4.84%
Portfolio turnover rate	50%	88%	118%	162%	204%	108%

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$8.50	$7.98	$7.79	$8.91	$9.59	$10.88
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.23	0.44	0.46 ^	0.36	0.46	0.45
Net realized and unrealized gain (loss)	(0.80)	0.51	0.19	(1.11)	(0.68)	(1.24)

Total from investment operations	(0.57)	0.95	0.65	(0.75)	(0.22)	(0.79)
Less distributions from:
Net investment income	(0.23)	(0.40)	(0.18)	— (b)	(0.09)	(0.46)
Net realized gains	—	—	—	—	—	(0.04)
Return of capital	—	(0.03)	(0.28)	(0.37)	(0.37)	—

Total distributions	(0.23)	(0.43)	(0.46)	(0.37)	(0.46)	(0.50)

Redemption fees	—	—	—	— (b)	— (b)	— (b)

Net asset value, end of period	$7.70	$8.50	$7.98	$7.79	$8.91	$9.59

Total Return (c)	–6.91%	12.16%	8.27%^	–8.64%	–2.53%	–7.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$541	$6,520	$6,801	$6,910	$1,107	$9,310
Ratios to average net assets (d):
Net expenses	1.20%	1.22%	1.28%^	1.30%	1.30%	1.30%
Gross expenses	1.46%	1.36%	1.40%	1.75%	1.71%	1.39%
Net investment income (loss)	5.47%	5.21%	5.59%^	4.54%	4.80%	4.45%
Portfolio turnover rate	50%	88%	118%	162%	204%	108%

The accompanying notes are an integral part of these financial statements.

94  Semi-Annual Report

	Six Months		For the Period
Selected data for a share of capital stock	Ended	Year Ended	7/28/16* to
outstanding throughout each period	6/30/18†	12/31/17	12/31/16

R6 Shares
Net asset value, beginning of period	$8.88	$7.90	$8.34
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.26	0.45	0.20 ^
Net realized and unrealized gain (loss)	(0.85)	0.54	(0.44)

Total from investment operations	(0.59)	0.99	(0.24)
Less distributions from:
Net investment income	(0.12)	(0.01)	(0.08)
Return of capital	—	— (b)	(0.12)

Total distributions	(0.12)	(0.01)	(0.20)
Net asset value, end of period	$8.17	$8.88	$7.90

Total Return (c)	–6.64%	12.61%	–2.93%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$100,548	$1	$1,145
Ratios to average net assets (d):
Net expenses	0.90%	0.90%	0.90%^
Gross expenses	0.94%	43.88%	2.21%
Net investment income (loss)	6.13%	5.71%	5.73%^
Portfolio turnover rate	50%	88%	118%

†	Unaudited.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. For Institutional Shares, there was a 0.14% impact on the total return and the impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%. For Open and R6 Shares, there was no impact on the total return and the net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
*	The inception date for the R6 Shares was July 28, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  95

LAZARD EXPLORER TOTAL RETURN PORTFOLIO

	Six Months					For the Period
Selected data for a share of capital stock	Ended	Year Ended				6/28/13* to
outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$9.03	$8.77	$8.56	$9.32	$9.86	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.20	0.31	0.42	0.28	0.36	0.16
Net realized and unrealized gain (loss)	(0.82)	0.24	0.21	(0.75)	(0.38)	(0.12)

Total from investment operations	(0.62)	0.55	0.63	(0.47)	(0.02)	0.04
Less distributions from:
Net investment income	(0.19)	(0.22)	(0.19)	(0.15)	(0.49)	(0.18)
Net realized gains	—	—	—	—	(0.01)	—
Return of capital	—	(0.07)	(0.23)	(0.14)	(0.02)	—

Total distributions	(0.19)	(0.29)	(0.42)	(0.29)	(0.52)	(0.18)

Redemption fees	—	—	—	—	— (b)	—

Net asset value, end of period	$8.22	$9.03	$8.77	$8.56	$9.32	$9.86

Total Return (c)	–6.93%	6.41%	7.47%	–5.13%	–0.21%	0.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$135,835	$242,040	$256,331	$249,222	$133,473	$31,450
Ratios to average net assets (d):
Net expenses	1.06%	1.06%	1.12%	1.16%	1.24%	1.30%
Gross expenses	1.06%	1.06%	1.12%	1.16%	1.30%	2.97%
Net investment income (loss)	4.45%	3.45%	4.80%	3.17%	3.57%	3.15%
Portfolio turnover rate	95%	152%	173%	262%	182%	69%

	Six Months					For the Period
Selected data for a share of capital stock	Ended	Year Ended				6/28/13* to
outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$9.08	$8.82	$8.61	$9.37	$9.88	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17	0.28	0.39	0.24	0.33	0.14
Net realized and unrealized gain (loss)	(0.80)	0.24	0.21	(0.75)	(0.38)	(0.11)

Total from investment operations	(0.63)	0.52	0.60	(0.51)	(0.05)	0.03
Less distributions from:
Net investment income	(0.18)	(0.20)	(0.17)	(0.12)	(0.43)	(0.15)
Net realized gains	—	—	—	—	(0.01)	—
Return of capital	—	(0.06)	(0.22)	(0.14)	(0.02)	—

Total distributions	(0.18)	(0.26)	(0.39)	(0.26)	(0.46)	(0.15)

Redemption fees	—	—	—	0.01	— (b)	—

Net asset value, end of period	$8.27	$9.08	$8.82	$8.61	$9.37	$9.88

Total Return (c)	–7.05%	6.02%	7.07%	–5.42%	–0.52%	0.27%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$160	$992	$1,176	$1,342	$7,150	$2,665
Ratios to average net assets (d):
Net expenses	1.40%	1.42%	1.48%	1.50%	1.54%	1.60%
Gross expenses	4.08%	2.36%	2.34%	1.66%	1.78%	5.01%
Net investment income (loss)	3.72%	3.09%	4.46%	2.62%	3.26%	2.78%
Portfolio turnover rate	95%	152%	173%	262%	182%	69%

†	Unaudited.
*	The Portfolio commenced operations on June 28, 2013.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

96  Semi-Annual Report

LAZARD EMERGING MARKETS INCOME PORTFOLIO

	Six Months				For the Period
Selected data for a share of capital stock	Ended	Year Ended			4/30/14* to
outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$9.14	$8.40	$8.42	$9.16	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.19	0.19	0.16	0.01	0.01
Net realized and unrealized gain (loss)	(0.62)	0.79	0.08	(0.74)	(0.85)

Total from investment operations	(0.43)	0.98	0.24	(0.73)	(0.84)
Less distributions from:
Net investment income	(0.19)	(0.20)	(0.16)	—	—
Net realized gains	—	(0.04)	(0.10)	—	—
Return of capital	—	—	—	(0.01)	—

Total distributions	(0.19)	(0.24)	(0.26)	(0.01)	—

Net asset value, end of period	$8.52	$9.14	$8.40	$8.42	$9.16

Total Return (b)	–4.83%	11.73%	2.82%	–7.94%	–8.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,118	$5,925	$12,156	$12,800	$4,985
Ratios to average net assets (c):
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	3.44%	2.13%	2.25%	2.55%	5.15%
Net investment income (loss)	4.12%	2.17%	1.80%	0.09%	0.10%
Portfolio turnover rate	34%	74%	174%	175%	125%

	Six Months				For the Period
Selected data for a share of capital stock	Ended	Year Ended			4/30/14* to
outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$9.43	$8.50	$8.39	$9.14	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.19	0.18	0.13	(0.02)	(0.01)
Net realized and unrealized gain (loss)	(0.65)	0.79	0.08	(0.73)	(0.85)

Total from investment operations	(0.46)	0.97	0.21	(0.75)	(0.86)
Less distributions from:
Net realized gains	—	(0.04)	(0.10)	—	—

Total distributions	—	(0.04)	(0.10)	—	—

Net asset value, end of period	$8.97	$9.43	$8.50	$8.39	$9.14

Total Return (b)	–4.88%	11.42%	2.52%	–8.21%	–8.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$113	$109	$128	$155	$132
Ratios to average net assets (c):
Net expenses	1.05%	1.13%	1.20%	1.20%	1.20%
Gross expenses	13.33%	12.51%	12.29%	12.19%	13.96%
Net investment income (loss)	4.03%	1.96%	1.51%	–0.18%	–0.18%
Portfolio turnover rate	34%	74%	174%	175%	125%

†	Unaudited.
*	The Portfolio commenced operations on April 30, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  97

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2018 (unaudited)

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-four no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of Emerging Markets Equity, Emerging Markets Core Equity, Developing Markets Equity, Emerging Markets Equity Advantage, Emerging Markets Equity Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios, other than Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If

there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Exchange-traded futures contracts are valued at the settlement price on the exchange on which the contract is principally traded. Swap agreements, such as credit default, interest rate and total return swap agreements, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the

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Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

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The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2018, the Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios traded in forward currency contracts.

(d) Futures Contracts—For hedging and investment purposes, certain Portfolios may enter into futures contracts in US domestic markets, or exchanges located outside the United States.

Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

During the period ended June 30, 2018, the Emerging Markets Multi-Asset and Explorer Total Return Portfolios traded in futures contracts.

(e) Options Transactions—For hedging and investment purposes, the Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets.

The risk involved in writing an option is that the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

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During the period ended June 30, 2018, the Emerging Markets Multi-Asset, Emerging Markets Debt and Explorer Total Return Portfolios traded in options transactions.

(f) Swap Agreements—A Portfolio may enter into credit default swap agreements whereby one counterparty (the “Protection Buyer”) pays an upfront payment or a periodic fee throughout the term of the swap agreement provided there is no credit event, which is expressed in basis points on the notional amount, in return for a payment by the seller of the credit default swap agreement (the “Protection Seller”) that results if a credit event such as defined in the swap agreement occurs, such as bankruptcy of the reference entity, obligation or index. Such credit default swap agreements are cash settled transactions. If a Portfolio enters into a credit default swap agreement as the Protection Buyer, the Portfolio is exposed to credit risk arising from the potential inability of the Protection Seller to perform under the agreement. If a Portfolio enters into a credit default swap agreement as the Protection Seller, the Portfolio is not exposed to credit risk but is subject to market risk as the credit default swap agreement is recorded at fair value which reflects the creditworthiness of the reference entity. As a Protection Seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to risk of loss limited to the notional amount of the swap agreement.

Credit ratings on the reference obligor underlying the credit derivatives, together with the periods of expiration, are generally indicators of payment/performance risk. In such instances where a Portfolio is the seller of protection, the likelihood of payment and performance is generally considered greater as the credit spread on the reference obligor underlying the credit derivatives and the period of expiration increases.

Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the period ended June 30, 2018, the Emerging Markets Multi-Asset, Emerging Markets Debt and Explorer Total Return Portfolios traded in swap agreements.

(g) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2017, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

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Portfolio	Short-Term	Long-Term

Emerging Markets Equity	$(80,559,478)	$(813,014,773)
Emerging Markets Core Equity	(6,480,547)	(4,534,425)
Developing Markets Equity	(31,362,106)	(101,317,822)
Emerging Markets Equity Advantage	(221,922)	—
Emerging Markets Equity Blend	(3,706,958)	(52,861,679)
Emerging Markets Multi-Asset	(3,380,598)	(11,003,216)
Emerging Markets Debt	(22,356,433)	(11,399,347)
Explorer Total Return	(10,242,287)	—

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2017, the Portfolios had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets Equity	$10,577,508,691	$1,967,061,882	$1,650,858,973	$316,202,909
Emerging Markets Core Equity	255,666,745	40,248,409	14,766,792	25,481,617
Developing Markets Equity	241,842,942	42,028,818	18,382,789	23,646,029
Emerging Markets Equity Advantage	3,405,096	755,476	260,077	495,399
Emerging Markets Equity Blend	341,869,769	41,147,499	33,859,370	7,288,129
Emerging Markets Multi-Asset	104,433,564	3,994,445	9,872,500	(5,878,055)
Emerging Markets Debt	253,490,752	2,971,750	22,896,950	(19,925,200)
Explorer Total Return	151,677,206	2,421,806	11,644,625	(9,222,819)
Emerging Markets Income	5,164,198	73,583	409,939	(336,356)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(h) Dividends and Distributions—Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios intend to declare dividends from net investment income, if any, daily and to pay such dividends monthly. Dividends from net investment income, if any, on the other Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies, return of capital distributions, certain fixed-income securities, expenses and derivatives. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(i) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class of a Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. Organizational costs are expensed as incurred.

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(j) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(k) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(l) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(m) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Emerging Markets Equity	1.00%
Emerging Markets Core Equity	1.00
Developing Markets Equity	1.00
Emerging Markets Equity Advantage	0.85
Emerging Markets Equity Blend	1.00
Emerging Markets Multi-Asset	1.00
Emerging Markets Debt	0.75
Explorer Total Return	0.90
Emerging Markets Income	0.65

The Investment Manager has voluntarily agreed, until May 1 of the year shown below (except as noted), to waive its fees and, if necessary, reimburse the Portfolios if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name on table below, the Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expense.

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Portfolio	Institutional Shares	Open Shares	R6 Shares	Year

Emerging Markets Equity	1.20%	1.50%	1.15%	2019	(a)
Emerging Markets Core Equity	1.25	1.55	1.20	2019	(a)
Developing Markets Equity	1.25	1.55	N/A	2019	(b)
Emerging Markets Equity Advantage	1.10	1.40	N/A	2019
Emerging Markets Equity Blend	1.25	1.55	N/A	2019	(b)
Emerging Markets Multi-Asset	1.30	1.45	N/A	2028	(c)
Emerging Markets Debt	0.95	1.15	0.90	2028	(d)
Explorer Total Return	1.10	1.40	N/A	2019
Emerging Markets Income	0.90	1.05	N/A	2019

(a)	From January 1, 2018 to June 26, 2018, percentages were 1.30%, 1.60% and 1.25%, respectively.
(b)	From January 1, 2018 to June 26, 2018, percentages were 1.30% and 1.60%, respectively.
(c)	Agreement is through May 1, 2028. From January 1, 2018 to June 26, 2018, percentage for the Open Shares was 1.60%.
(d)	From January 1, 2018 to June 26, 2018, percentage for the Open Shares was 1.20%. Agreement extends, from May 1, 2019 through May 1, 2028, at levels of 1.10%, 1.35% and 1.05%, respectively.

In addition, until May 1, 2019, to the extent the “Total Annual Fund Operating Expenses” (as used in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodian fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the period ended June 30, 2018, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Emerging Markets Core Equity	$—	$—	$3,884	$—
Emerging Markets Equity Advantage	18,445	57,731	2,073	11,887
Emerging Markets Multi-Asset	—	—	3,412	2,454
Emerging Markets Debt	—	—	5,913	—
Explorer Total Return	—	—	2,022	4,000
Emerging Markets Income	18,477	53,596	407	7,288
	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

Emerging Markets Equity	$492	$—
Emerging Markets Core Equity	657	6,239
Emerging Markets Debt	10,203	—

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, certain Portfolios experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

DST is the Fund’s transfer and dividend disbursing agent. For its services, DST receives a monthly fee computed on the basis of the number of shareholder

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accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. DST has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the period ended June 30, 2018, DST waived $3,068 of its fees for the Emerging Markets Core Equity Portfolio.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Effective January 1, 2018, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $22,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the funds in the Lazard Fund Complex at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of com-

bined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2018 were as follows:

Portfolio	Purchases	Sales

Emerging Markets Equity	$1,022,765,091	$1,732,763,841
Emerging Markets Core Equity	88,294,130	14,731,074
Developing Markets Equity	113,907,303	92,806,826
Emerging Markets Equity Advantage	1,675,989	2,032,529
Emerging Markets Equity Blend	141,778,060	134,294,191
Emerging Markets Multi-Asset	73,726,477	180,053,473
Emerging Markets Debt	118,973,504	163,638,175
Explorer Total Return	130,580,047	142,747,447
Emerging Markets Income	1,367,841	576,071

For the period ended June 30, 2018, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At June 30, 2018, the Investment Manager owned 97.97% and 89.93% of the outstanding shares of the Emerging Markets Equity Advantage and Emerging Markets Income Portfolios, respectively.

Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated persons” to include a portfolio company in which a Portfolio owns 5% or more of the outstanding voting securities. Investments in “affiliated persons” for the Emerging Markets Equity Portfolio for the period ended June 30, 2018 were as follows:

Non-Controlled Affiliates	Number of Shares Held at December 31, 2017	Gross Additions	Gross Reductions	Number of Shares Held at June 30, 2018	Fair Value at June 30, 2018	Investment Income	Realized Gain (Loss)

Weichai Power Co., Ltd., Class H	142,098,288	—	(9,967,000)	132,131,288	$181,837,803	$—	$(593,685)
(Fair Value is 1.66% of Net Assets)

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6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2018, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Emerging Markets Equity	$24,460,000	$37,610,000	3.09%	2
Developing Markets Equity	2,736,667	4,980,000	3.09	3
Emerging Markets Equity Advantage	61,000	77,000	2.58	5
Emerging Markets Multi-Asset	15,634,167	19,600,000	2.87	6
Emerging Markets Debt	3,919,556	7,875,000	2.70	9
Explorer Total Return	6,774,375	10,450,000	2.73	8

* For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager generally does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

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Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

(e) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including

Semi-Annual Report  107

options on exchange-traded funds and exchange-traded notes), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

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The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of June 30, 2018:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

Emerging Markets Equity Portfolio
Common Stocks*
Argentina	$118,674,181	$—	$—	$118,674,181
Brazil	856,249,848	—	—	856,249,848
China	811,857,687	1,342,756,769	—	2,154,614,456
Egypt	—	106,939,737	—	106,939,737
Hong Kong	—	14,212,686	—	14,212,686
Hungary	—	183,675,632	—	183,675,632
India	40,584,063	944,099,798	—	984,683,861
Indonesia	159,654,842	344,199,279	—	503,854,121
Malaysia	—	66,906,145	—	66,906,145
Mexico	380,046,837	—	—	380,046,837
Pakistan	—	183,622,265	—	183,622,265
Philippines	69,435,911	—	—	69,435,911
Russia	157,681,222	991,390,177	—	1,149,071,399
South Africa	—	1,052,292,501	—	1,052,292,501
South Korea	—	1,600,782,915	—	1,600,782,915
Taiwan	—	542,517,008	—	542,517,008
Thailand	—	139,412,017	—	139,412,017
Turkey	—	449,303,009	—	449,303,009
Short-Term Investments	337,417,071	—	—	337,417,071
Total	$2,931,601,662	$7,962,109,938	$—	$10,893,711,600
Emerging Markets Core Equity Portfolio
Common Stocks*
Argentina	$2,040,368	$—	$—	$2,040,368
Brazil	18,088,567	—	—	18,088,567
China	29,301,897	44,449,712	—	73,751,609
Colombia	6,464,706	—	—	6,464,706
Hong Kong	—	3,037,337	—	3,037,337
Hungary	—	3,107,702	—	3,107,702
India	8,629,388	14,573,294	—	23,202,682
Indonesia	2,173,395	3,283,359	—	5,456,754
Luxembourg	6,840,746	—	—	6,840,746
Mexico	8,919,054	—	—	8,919,054
Peru	3,050,376	—	—	3,050,376
Philippines	—	3,820,788	—	3,820,788
Portugal	—	3,159,531	—	3,159,531
Russia	888,958	18,906,474	—	19,795,432
South Africa	—	17,041,266	—	17,041,266
South Korea	—	30,466,067	—	30,466,067
Taiwan	17,912,245	15,038,526	—	32,950,771
Thailand	—	3,572,132	—	3,572,132
Turkey	—	3,538,820	—	3,538,820
United Arab Emirates	—	1,139,665	—	1,139,665
United Kingdom	3,337,628	—	—	3,337,628
Preferred Stocks*
Brazil	1,942,399	—	—	1,942,399
Short-Term Investments	6,423,962	—	—	6,423,962
Total	$116,013,689	$165,134,673	$—	$281,148,362

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

Developing Markets Equity Portfolio
Common Stocks*
Argentina	$796,060	$—	$—	$796,060
Brazil	13,810,490	—	—	13,810,490
Canada	5,287,355	—	—	5,287,355
China	23,833,780	54,368,858	—	78,202,638
Colombia	5,468,278	—	—	5,468,278
Hong Kong	—	12,644,640	—	12,644,640
India	10,985,828	10,697,625	—	21,683,453
Indonesia	—	4,628,708	—	4,628,708
Luxembourg	5,804,205	—	—	5,804,205
Mexico	3,098,585	—	—	3,098,585
Peru	6,315,742	—	—	6,315,742
Philippines	—	2,850,039	—	2,850,039
Portugal	—	6,414,421	—	6,414,421
Russia	4,658,393	13,511,089	—	18,169,482
South Africa	—	11,738,515	—	11,738,515
South Korea	—	23,506,349	—	23,506,349
Taiwan	7,984,445	20,811,888	—	28,796,333
Turkey	—	10,965,448	—	10,965,448
United Kingdom	—	1,812,031	—	1,812,031
Preferred Stocks*
Brazil	3,495,760	—	—	3,495,760
Short-Term Investments	439	—	—	439
Total	$91,539,360	$173,949,611	$—	$265,488,971
Emerging Markets Equity Advantage Portfolio
Common Stocks*
Brazil	$134,344	$—	$—	$134,344
Chile	34,779	—	—	34,779
China	243,396	954,089	—	1,197,485
Colombia	22,009	—	—	22,009
Egypt	15,605	—	—	15,605
Greece	—	7,415	—	7,415
Hong Kong	—	68,607	—	68,607
Hungary	—	44,189	—	44,189
India	221,358	36,338	—	257,696
Indonesia	—	70,653	—	70,653
Malaysia	—	143,077	—	143,077
Mexico	63,205	—	—	63,205
Peru	8,780	—	—	8,780
Philippines	—	51,515	—	51,515
Poland	—	58,087	—	58,087
Russia	7,046	184,199	—	191,245
South Africa	—	171,737	—	171,737
South Korea	54,811	573,267	—	628,078
Taiwan	191,428	270,146	—	461,574
Thailand	—	126,110	—	126,110
Turkey	24,730	12,641	—	37,371
United States	10,615	—	—	10,615
Preferred Stocks*
Brazil	20,781	—	—	20,781
Short-Term Investments	75,538	—	—	75,538
Total	$1,128,425	$2,772,070	$—	$3,900,495

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

Emerging Markets Equity Blend Portfolio
Common Stocks*
Argentina	$4,127,562	$—	$—	$4,127,562
Brazil	16,574,554	—	—	16,574,554
Canada	6,095,660	—	—	6,095,660
Chile	1,513,304	—	—	1,513,304
China	35,558,647	67,702,019	—	103,260,666
Colombia	5,847,890	—	—	5,847,890
Egypt	—	2,780,094	—	2,780,094
Estonia	285,107	—	—	285,107
Georgia	1,930,702	782,339	—	2,713,041
Greece	—	1,989,722	—	1,989,722
Hong Kong	—	17,945,605	—	17,945,605
Hungary	—	2,456,738	—	2,456,738
India	7,427,822	25,247,833	—	32,675,655
Indonesia	2,328,675	10,969,033	—	13,297,708
Kenya	—	705,412	—	705,412
Kuwait	—	901,522	—	901,522
Mexico	7,356,273	—	—	7,356,273
Morocco	—	271,697	—	271,697
Oman	—	761,058	—	761,058
Pakistan	—	1,180,440	—	1,180,440
Philippines	701,447	—	—	701,447
Russia	11,239,543	9,952,958	—	21,192,501
Singapore	1,783,740	2,267,743	—	4,051,483
South Africa	—	5,656,809	—	5,656,809
South Korea	—	41,910,064	—	41,910,064
Taiwan	6,280,793	26,168,944	—	32,449,737
Turkey	2,320,304	5,315,619	—	7,635,923
Ukraine	—	672,109	—	672,109
United Kingdom	1,687,136	—	—	1,687,136
Preferred Stocks*
Brazil	4,056,249	—	—	4,056,249
Warrants*	30,187	—	—	30,187
Short-Term Investments	6,374,545	—	—	6,374,545
Total	$123,520,140	$225,637,758	$—	$349,157,898

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

Emerging Markets Multi-Asset Portfolio
Assets:
Common Stocks*
Argentina	$612,550	$—	$—	$612,550
Brazil	2,360,667	—	—	2,360,667
Canada	837,906	—	—	837,906
Chile	205,471	—	—	205,471
China	4,866,077	13,410,429	—	18,276,506
Colombia	800,841	—	—	800,841
Egypt	—	547,959	—	547,959
Estonia	56,475	—	—	56,475
Georgia	372,911	155,076	—	527,987
Greece	—	384,195	—	384,195
Hong Kong	—	3,536,121	—	3,536,121
Hungary	—	485,376	—	485,376
India	1,049,153	4,978,984	—	6,028,137
Indonesia	319,507	2,178,761	—	2,498,268
Kenya	—	138,816	—	138,816
Kuwait	—	178,701	—	178,701
Mexico	997,261	—	—	997,261
Morocco	—	59,461	—	59,461
Oman	—	150,065	—	150,065
Pakistan	—	232,512	—	232,512
Philippines	96,793	—	—	96,793
Russia	1,489,962	2,028,531	—	3,518,493
Singapore	234,360	438,157	—	672,517
South Africa	—	1,105,158	—	1,105,158
South Korea	—	8,267,255	—	8,267,255
Taiwan	1,726,342	3,799,223	—	5,525,565
Turkey	318,804	1,055,488	—	1,374,292
Ukraine	—	132,371	—	132,371
United Kingdom	325,697	—	—	325,697
Preferred Stocks*
Brazil	557,306	—	—	557,306
Corporate Bonds*
China	—	—	94,000	94,000
Other	—	1,004,233	—	1,004,233
Foreign Government Obligations*	—	25,539,395	—	25,539,395
Quasi Government Bonds*	—	699,250	—	699,250
Supranational Bonds	—	205,813	—	205,813
US Treasury Securities	—	6,655,357	—	6,655,357
Warrants*	10,389	—	—	10,389
Short-Term Investments	4,194,386	—	—	4,194,386
Other Financial Instruments†
Forward Currency Contracts	—	392,066	—	392,066
Total	$21,432,858	$77,758,753	$94,000	$99,285,611
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(730,102)	$—	$(730,102)

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

Emerging Markets Debt Portfolio
Assets:
Corporate Bonds*	$—	$13,516,720	$—	$13,516,720
Foreign Government Obligations*	—	195,609,878	—	195,609,878
Quasi Government Bonds*	—	8,151,107	—	8,151,107
Short-Term Investments	16,791,783	—	—	16,791,783
Other Financial Instruments†
Forward Currency Contracts	—	1,818,405	—	1,818,405
Interest Rate Swap Agreements	—	541	—	541
Total	$16,791,783	$219,096,651	$—	$235,888,434
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(2,305,418)	$—	$(2,305,418)
Interest Rate Swap Agreements	—	(17,464)	—	(17,464)
Total	$—	$(2,322,882)	$—	$(2,322,882)
Explorer Total Return Portfolio
Assets:
Corporate Bonds*
China	$—	$—	$188,000	$188,000
Other	—	26,336,004	—	26,336,004
Foreign Government Obligations*	—	104,039,985	—	104,039,985
Quasi Government Bonds*	—	957,868	—	957,868
Short-Term Investments	9,985,265	—	—	9,985,265
Purchased Options	—	1,167,132	—	1,167,132
Other Financial Instruments†
Credit Default Swap Agreements	—	303,304	—	303,304
Forward Currency Contracts	—	849,215	—	849,215
Interest Rate Swap Agreements	—	111,942	—	111,942
Total	$9,985,265	$133,765,450	$188,000	$143,938,715
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(1,377,973)	$—	$(1,377,973)
Interest Rate Swap Agreements	—	(106,339)	—	(106,339)
Written Options	—	(16)	—	(16)
Total	$—	$(1,484,328)	$—	$(1,484,328)
Emerging Markets Income Portfolio
Assets:
Foreign Government Obligations*	$—	$2,514,350	$—	$2,514,350
Supranational Bonds	—	185,232	—	185,232
US Treasury Securities	—	2,016,128	—	2,016,128
Short-Term Investments	199,061	—	—	199,061
Other Financial Instruments†
Forward Currency Contracts	—	73,294	—	73,294
Total	$199,061	$4,789,004	$—	$4,988,065
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(160,223)	$—	$(160,223)

Semi-Annual Report  113

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

Certain equity securities to which footnote (‡) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (‡) in the Notes to Portfolios of Investments) in the Emerging Markets Equity, Emerging Markets Core Equity, Developing Markets Equity, Emerging Markets Equity Advantage, Emerging Markets Blend and Emerging Markets Multi-Asset Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the period ended June 30, 2018, securities valued at the following amounts were transferred from Level 2 to Level 1:

Portfolio	Amount

Emerging Markets Equity	$997,650,959
Emerging Markets Core Equity	11,206,122
Emerging Markets Equity Advantage	104,012
Emerging Markets Equity Blend	10,896,354
Emerging Markets Multi-Asset	4,431,679

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2018.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, futures contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

A Portfolio may write or purchase a call or put option to seek to realize, through the receipt of premiums or changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

Emerging Markets Multi-Asset Portfolio

During the period ended June 30, 2018, the approximate average monthly notional exposure for derivative instruments was as follows:

Credit default swap agreements	$6,500,000	†
Forward currency contracts	$57,800,000
Futures contracts	$600,000	^
Interest rate swap agreements	$10,400,000	*
Purchased options	$400,000	#
Written options	$12,300,000	#

†	Represents average monthly notional exposure for the two months the derivative instrument was open during the period.
^	Represents notional exposure for one day the derivative instrument was open during the period.
*	Represents average monthly notional exposure for the five months the derivative instrument was open during the period.
#	Represents average monthly notional exposure for the three months the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2018:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$392,066
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$730,102

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The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018 was:

Amount

Realized Gain (Loss) on Derivatives
Credit Risk:
Net realized gain (loss) on swap agreements	$(18,535)
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$(43,456)
Net realized gain (loss) on investments	$884,163
Net realized gain (loss) on written options	$(883,935)
Interest Rate Risk:
Net realized gain (loss) on futures contracts	$(2,874)
Net realized gain (loss) on swap agreements	$398,974
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$(410,588)
Net change in unrealized appreciation (depreciation) on investments	$(338,976)
Net change in unrealized appreciation (depreciation) on written options	$355,220
Interest Rate Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$(78,650)

Emerging Markets Debt Portfolio

During the period ended June 30, 2018, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$160,000,000
Interest rate swap agreements	$13,700,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2018:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,818,405
Interest Rate Risk:
Gross unrealized appreciation on swap agreements	$541
Fair Value

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$2,305,418
Interest Rate Risk:
Gross unrealized depreciation on swap agreements	$17,464

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$133,473
Interest Rate Risk:
Net realized gain (loss) on swap agreements	$(117)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$(450,214)
Interest Rate Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$42,700

Explorer Total Return Portfolio

During the period ended June 30, 2018, the approximate average monthly notional exposure for derivative instruments was as follows:

Credit default swap agreements	$31,800,000	†
Forward currency contracts	$150,500,000
Futures contracts	$2,900,000	*
Interest rate swap agreements	$38,900,000
Purchased options	$1,500,000
Written options	$33,100,000

†	Represents average monthly notional exposure for the five months the derivative instrument was open during the period.
*	Represents notional exposure for one day the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2018:

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Fair Value

Asset Derivatives
Credit Risk:
Gross unrealized appreciation on swap agreements	$303,304
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$849,215
Investments in securities, at fair value	$1,167,132
Interest Rate Risk:
Gross unrealized appreciation on swap agreements	$111,942
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$1,377,973
Written options, at fair value	$16
Interest Rate Risk:
Gross unrealized depreciation on swap agreements	$106,339

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018 was:

Amount

Realized Gain (Loss) on Derivatives
Credit Risk:
Net realized gain (loss) on swap agreements	$(92,517)
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$(1,583,334)
Net realized gain (loss) on investments	$3,718,986
Net realized gain (loss) on written options	$(3,701,653)
Interest Rate Risk:
Net realized gain (loss) on futures contracts	$(13,648)
Net realized gain (loss) on swap agreements	$540,412
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Credit Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$303,304
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$(149,407)
Net change in unrealized appreciation (depreciation) on investments	$(1,476,788)
Net change in unrealized appreciation (depreciation) on written options	$1,509,998
Interest Rate Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$(291,399)

Emerging Markets Income Portfolio

During the period ended June 30, 2018, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$7,700,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2018:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$73,294
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$160,223

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$59,092
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$(207,791)

None of the other Portfolios presented traded in derivative instruments during the period ended June 30, 2018.

As of June 30, 2018, the Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios held derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

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The required information for the affected Portfolios are presented in the below table, as of June 30, 2018:

Emerging Markets Multi-Asset Portfolio

Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts		$392,066	$—	$392,066

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Bank of America NA	$12,685	$(12,685)	$—	$—
Barclays Bank PLC	36,885	(36,885)	—	—
Citibank NA	53,324	(53,324)	—	—
HSBC Bank USA NA	67,418	(67,418)	—	—
JPMorgan Chase Bank NA	51,787	(45,794)	—	5,993
Standard Chartered Bank	133,803	(133,803)	—	—
UBS AG	36,164	(36,164)	—	—
Total	$392,066	$(386,073)	$—	$5,993

Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts		$730,102	$—	$730,102

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Bank of America NA	$21,787	$(12,685)	$—	$9,102
Barclays Bank PLC	38,322	(36,885)	—	1,437
Citibank NA	172,472	(53,324)	—	119,148
HSBC Bank USA NA	120,164	(67,418)	—	52,746
JPMorgan Chase Bank NA	45,794	(45,794)	—	—
Standard Chartered Bank	268,360	(133,803)	—	134,557
UBS AG	63,203	(36,164)	—	27,039
Total	$730,102	$(386,073)	$—	$344,029

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Emerging Markets Debt Portfolio

Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts		$1,818,405	$—	$1,818,405
Interest Rate Swap Agreements		541	—	541
Total		$1,818,946	$—	$1,818,946

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts pf Derivative Assets

Bank of America NA	$96,182	$(96,182)	$—	$—
Barclays Bank PLC	412,803	(412,803)	—	—
Citibank NA	224,292	(221,807)	—	2,485
JPMorgan Chase Bank NA	311,687	(187,541)	—	124,146
Standard Chartered Bank	431,635	(345,385)	(86,250)	—
UBS AG	342,347	(342,347)	—	—
Total	$1,818,946	$(1,606,065)	$(86,250)	$126,631

Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts		$2,305,418	$—	$2,305,418
Interest Rate Swap Agreements		17,464	—	17,464
Total		$2,322,882	$—	$2,322,882

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities

Bank of America NA	$141,303	$(96,182)	$—	$45,121
Barclays Bank PLC	884,207	(412,803)	(471,404)	—
Citibank NA	221,807	(221,807)	—	—
HSBC Bank USA NA	7,018	—	—	7,018
JPMorgan Chase Bank NA	187,541	(187,541)	—	—
Standard Chartered Bank	345,385	(345,385)	—	—
UBS AG	535,621	(342,347)	(193,274)	—
Total	$2,322,882	$(1,606,065)	$(664,678)	$52,139

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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Explorer Total Return Portfolio

Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Credit Default Swap Agreements		$514,465	$—	$514,465
Forward Currency Contracts		849,215	—	849,215
Interest Rate Swap Agreements		111,942	—	111,942
Purchased Options		1,167,132	—	1,167,132
Total		$2,642,754	$—	$2,642,754

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts of Derivative Assets

Bank of America NA	$149,826	$(95,393)	$(54,433)	$—
Barclays Bank PLC	585,814	(237,067)	—	348,747
Citibank NA	36,553	(36,553)	—	—
Goldman Sachs International	372,838	—	—	372,838
HSBC Bank USA NA	9,724	(2,587)	(7,137)	—
JPMorgan Chase Bank NA	237,794	(237,794)	—	—
JPMorgan Securities, Inc.	795,902	—	(660,000)	135,902
Standard Chartered Bank	308,517	(308,517)	—	—
UBS AG	145,786	(145,786)	—	—
Total	$2,642,754	$(1,063,697)	$(721,570)	$857,487

Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts		$1,377,973	$—	$1,377,973
Interest Rate Swap Agreements		106,339	—	106,339
Written Options		16	—	16
Total		$1,484,328	$—	$1,484,328

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Bank of America NA	$95,393	$(95,393)	$—	$—
Barclays Bank PLC	237,067	(237,067)	—	—
Citibank NA	195,807	(36,553)	—	159,254
HSBC Bank USA NA	2,587	(2,587)	—	—
JPMorgan Chase Bank NA	267,627	(237,794)	—	29,833
Standard Chartered Bank	342,228	(308,517)	—	33,711
UBS AG	343,619	(145,786)	—	197,833
Total	$1,484,328	$(1,063,697)	$—	$420,631

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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Emerging Markets Income Portfolio

Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts		$73,294	$—	$73,294

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$11,893	$(11,893)	$—	$—
HSBC Bank USA NA	42,097	(21,861)	—	20,236
JPMorgan Chase Bank NA	10,192	(4,174)	—	6,018
Standard Chartered Bank	9,112	(9,112)	—	—
Total	$73,294	$(47,040)	$—	$26,254

Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts		$160,223	$—	$160,223

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$58,335	$(11,893)	$—	$46,442
HSBC Bank USA NA	21,861	(21,861)	—	—
JPMorgan Chase Bank NA	4,174	(4,174)	—	—
Standard Chartered Bank	75,853	(9,112)	—	66,741
Total	$160,223	$(47,040)	$—	$113,183

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

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The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (64)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Cornell Law School, Adjunct Professor (2013 – 2016)

Kenneth S. Davidson (73)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Nancy A. Eckl (55)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (67 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (47)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (74)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – present)

Robert M. Solmson (70)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Semi-Annual Report  121

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Ashish Bhutani (58)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (45)	Director (October 2017) Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2018, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

122  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (48)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Christopher Snively (33)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (59)	Treasurer (May 2003)	Vice President of the Investment Manager

Tamar Goldstein (43)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (36)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (43)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

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The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the U.S. Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 26-27, 2018 the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive sessions separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds Complex of 41 active funds comprises approximately $36 billion of the approximately $252 billion of total assets under the management of the

Investment Manager and its global affiliates as of March 31, 2018).

The Board considered the various services provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing and shareholder servicing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels. The Board accepted management’s assertion that the Fund benefits from the services and infrastructure provided by the Investment Manager and that such services and infrastructure are greater than those typically provided to a $36 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, comparing the advisory fee and expense ratio (each through December 31, 2017) of each Portfolio and performance (through March 31, 2018) of each Portfolio to those of a group of comparison funds selected by Strategic Insight (each, a “Group”) and the Portfolio’s broader Morningstar category (each, a “Category”). Strategic Insight’s analyses were for the Institutional Shares and Open Shares of each Portfolio, so that references to the performance or expense ratio of a Portfolio or regarding comparisons involving, or

124  Semi-Annual Report

rankings of, a Portfolio herein refer to those of a Portfolio’s share class unless otherwise stated or the context otherwise requires. The Strategic Insight comparisons ranked each Portfolio in a quintile of the Portfolio’s Group and Category (with the first quintile being the most favorable quintile and the fifth quintile being the least favorable). Representatives of the Investment Manager discussed with the Board the methodology used by Strategic Insight in constructing the Groups, noting the limitations of the process.

Advisory Fee and Expense Ratio. The Board discussed the management fee paid to the Investment Manager (referred to in the Strategic Insight materials as the “advisory fee”) and expense ratio (as limited by the Investment Manager (“net”)) for each Portfolio and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratio for each Portfolio to their respective Group and Category medians. The Board considered that the Investment Manager continues to voluntarily enter into expense limitation agreements for all of the Portfolios (pursuant to which, as shown in the Strategic Insight materials, the Investment Manager was waiving its advisory fee and/or reimbursing expenses for all Portfolios other than the Developing Markets Equity and Emerging Markets Equity Portfolios) and that the Investment Manager proposed to lower the expense limitation for all share classes of the Developing Markets Equity, Emerging Markets Core Equity, Emerging Markets Equity and Emerging Markets Equity Blend Portfolios and the Open Shares of the Emerging Markets Debt and Emerging Markets Multi-Asset Portfolios, as further described below.

Except for the Open Shares of the Emerging Markets Multi-Asset Portfolio, the gross advisory fee of each Portfolio ranked in one of the top three quintiles of the relevant Group (and, although the Open Shares of the Emerging Markets Multi-Asset Portfolio were ranked in the fourth quintile of the relevant Group, the advisory fee was only 0.023% above the Group median), and, except for the Open Shares of each of the Developing Markets Equity, Emerging Markets Core Equity, Emerging Markets Debt, Emerging Markets Equity Blend and Emerging Markets Multi-Asset Portfolios and the Institutional Shares of the Explorer Total Return Portfolio, the expense ratio of each Port-

folio ranked in one of the top three quintiles of the relevant Group.

For the Developing Markets Equity, Emerging Markets Core Equity and Emerging Markets Equity Blend Portfolios, the Investment Manager proposed to lower the current expense limitations for all share classes of each Portfolio by 0.05%.

For the Emerging Markets Debt Portfolio, the Investment Manager proposed to lower the current expense limitation for the Open Shares by 0.05%.

For the Emerging Markets Multi-Asset Portfolio, the Investment Manager proposed to lower the current expense limitation for the Open Shares by 0.15%.

For the Explorer Total Return Portfolio, the Investment Manager representatives discussed the composition of the Portfolio’s Group for the Institutional Shares and presented for the Board’s consideration a supplemental fee and expense ratio comparison with a group of funds (the “Supplemental Group”) the Investment Manager believes are more appropriate than those comprising the relevant Group. The Portfolio’s expense ratio for Institutional Shares was only two basis points above the median of those of the funds in the Supplemental Group.

Additionally, the Investment Manager proposed to lower the current expense limitation for all share classes of the Emerging Markets Equity Portfolio by 0.05%.

The Board also considered fees paid to the Investment Manager by any funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as any of the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with any such funds, “Similar Accounts”). The Board discussed the fees paid to the Investment Manager by the Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the significant differences in services provided by the Investment Manager to the different types of Similar Accounts as compared to the services

Semi-Annual Report  125

provided to the Portfolios. The Board considered the relevance of the fee information provided for Similar Accounts, in light of the Investment Manager’s discussion of the significant differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

Performance. When evaluating the performance of each Portfolio, the Board considered Strategic Insight’s performance analysis along with other information provided by, and discussions with, the Investment Manager’s representatives. Strategic Insight’s analyses compared each Portfolio’s performance to that of the funds in the relevant Group and Category over one-, three-, five- and ten-year periods ended March 31, 2018 (as applicable). The Board considered that the Developing Markets Equity, Emerging Markets Core Equity and Explorer Total Return Portfolios (both share classes) ranked in one of the top three quintiles of its respective Group for the three- and five-year periods (as applicable), and that the performance of each of the Emerging Markets Debt, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Income and Emerging Markets Multi-Asset Portfolios was in the fourth or fifth quintile of its Group for the three- and/or five-year periods. For the Emerging Markets Equity Advantage Portfolio, which had not been in operation for three full years, the one-year performance, of both share classes was in the first quintile of the relevant Group.

For the Emerging Markets Debt Portfolio, the Board noted that the Portfolio’s one-year performance (both share classes) was in the first quintile in the applicable Group and Category and that the performance of the Portfolio’s Institutional Shares ranked in the third quintile of the Category for the three-year period.

For the Emerging Markets Equity Blend Portfolio, the Board noted that the performance of the Portfolio (both share classes) in the three-year period was in the second and first quintile of the relevant Group and Category, respectively.

For the Emerging Markets Equity Portfolio, the Board noted that the Portfolio’s three-year performance (both share classes) ranked in the third quintile of the relevant Group and Category and that the ten-year performance ranked in the second and third quintiles of the Category for Institutional Shares and Open Shares, respectively.

For the Emerging Markets Income Portfolio, which has not been in operation for five full years, the Board noted that the performance of the Portfolio (both share classes) was in the first quintile of the relevant Group and Category for the one-year period.

Representatives of the Investment Manager discussed for each Portfolio the Investment Manager’s expectations for and explanations of performance and, when appropriate, actions to be taken in respect of certain Portfolios’ performance.

Investment Manager Profitability and Economies of Scale

The Board reviewed information prepared by the Investment Manager for each Portfolio concerning the estimated profitability percentage of the Management Agreement to the Investment Manager and its affiliates, calculated using the actual revenues earned for the calendar year ended December 31, 2017 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits (as applicable). The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any other significant indirect benefits from the Investment Manager acting as investment manager to the Portfolios. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

126  Semi-Annual Report

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the estimated profitability percentages are not unreasonable in light of the services provided and other factors. The Board (1) considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager (including the nature, extent and quality of such services), and (2) evaluated the profitability in light of the relevant circumstances for each Portfolio (including the size of each Portfolio and the trend in asset growth or decline). Representatives of the Investment Manager and the Board discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of profits back into its business, waiving or reducing Portfolio management fees and/or reimbursing expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting management fees at inception that account for future scale. It was noted that, for Portfolios with declining or stable assets, or a low level of assets, the potential that the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $252 billion global asset management business.
•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services provided.

•	Because the Board reviewed regularly the overall performance of each Portfolio (comparing it to various measures and considering the Portfolio’s objective and investment program and the Investment Manager’s expectations for and explanations of performance), after inquiry and discussion the Board was satisfied that the Investment Manager satisfactorily explained each Portfolio’s performance or actions to address performance.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices, as well as the Investment Manager’s expectations for and explanations of performance; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge of the Fund, gained through meetings and other interactions with the Investment Manager, and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

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The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169
Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
http://www.proskauer.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com LZDPS024

Lazard Funds Semi-Annual Report

June 30, 2018

Equity Funds

Lazard US Equity Concentrated Portfolio	Lazard International Equity Advantage Portfolio

Lazard US Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio

Lazard US Small-Mid Cap Equity Portfolio	Lazard Equity Franchise Portfolio

Lazard International Equity Portfolio	Lazard Global Equity Select Portfolio

Lazard International Equity Select Portfolio	Lazard Global Strategic Equity Portfolio

Lazard International Equity Concentrated Portfolio	Lazard Managed Equity Volatility Portfolio

Lazard International Strategic Equity Portfolio

PRIVACY NOTICE

WHAT DOES LAZARD DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. U.S. federal law gives our clients the right to limit some but not all sharing. U.S. federal and other applicable law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing advisory services to you. The legal basis for our collection of your personal information is our contract with you and our legitimate business interest to provide contractual services to you. The collection of this information is necessary for us to be able to provide advisory services to you and the failure to provide such information will result in our inability to provide our services. This information includes your social security number (for U.S. persons) and may include other information such as your:

●	Assets and income;

●	Investment experience;

●	Transaction history;

●	Credit history; and

●	Wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example, when you give us your contact information, enter into an investment advisory contract with us, buy securities (i.e., interests in a fund) from us, direct us to buy or sell securities for your account, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates1 or other non-affiliated companies (such as credit bureaus).

How we use this information. All financial companies need to share customers’ personal information to run their everyday business and we use the personal information we collect from you for our everyday business purposes. These purposes may include for example:

●	To provide advisory services to you;

●	To open an account for you;

●	To process a transaction for your account;

●	To market products and services to you; and/or

●	To respond to court orders and legal investigations.

If you are an investor located within a European Union country, please note that personal information may be collected, shared and/or stored outside of the European Union.

[1]	Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker, counterparty, fund administrator or third party service provider that aggregates data in a central repository for access by a broker, counterparty or fund administrator to provide its services. We may also disclose such information to service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you. We require third party service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. These sharing practices are consistent with applicable privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the U.S. federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with non-affiliates for them to market to you). We may also share your personal information with non-affiliates (such as a government agency or regulatory authority) as required by applicable law.

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

How long we keep your personal information. We retain your personal information for the duration of your advisory relationship with us and for a period of time thereafter as required by applicable law.

Your rights with respect to this information. If you are an investor located within a European Union country, you have the following rights with respect to your personal information:

●	The right to request and obtain a copy of your personal information that we maintain;

●	The right to correct your personal information that we maintain;

●	The right to request the erasure of your personal information from our systems, subject to applicable recordkeeping requirements applicable to us; and

●	The right to lodge a complaint with a supervisory authority.

Who is providing this Privacy Notice. This Privacy Notice relates to the following entities:

●	Lazard Asset Management LLC

●	Lazard Asset Management (Canada), Inc.[2]

●	Lazard Asset Management Securities LLC

Who to contact with questions. If you have any questions about this Privacy Notice, please call (800) 823-6300 or visit our website at http://www.lazardassetmanagement.com.

[2]	Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
12	Performance Overviews
25	Information About Your Portfolio’s Expenses
29	Portfolio Holdings Presented by Sector
30	Portfolios of Investments
30	Lazard US Equity Concentrated Portfolio
31	Lazard US Strategic Equity Portfolio
33	Lazard US Small-Mid Cap Equity Portfolio
35	Lazard International Equity Portfolio
37	Lazard International Equity Select Portfolio
39	Lazard International Equity Concentrated Portfolio
40	Lazard International Strategic Equity Portfolio
42	Lazard International Equity Advantage Portfolio
45	Lazard International Small Cap Equity Portfolio
47	Lazard Equity Franchise Portfolio
48	Lazard Global Equity Select Portfolio
50	Lazard Global Strategic Equity Portfolio
52	Lazard Managed Equity Volatility Portfolio
55	Notes to Portfolios of Investments
60	Statements of Assets and Liabilities
64	Statements of Operations
68	Statements of Changes in Net Assets
74	Financial Highlights
91	Notes to Financial Statements
106	Board of Directors and Officers Information
109	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

Global equity and debt markets were mixed in the first half of 2018. While US markets gained, most other developed markets pulled back. In June, the Federal Reserve (Fed) raised interest rates for the seventh time since the global financial crisis, which contributed to broad-based US dollar strength and put pressure on emerging markets assets.

In February, the S&P 500® Index recorded its first 10% correction in two years. US equity markets, however, bounced back to end the first half in positive territory, thanks to strong corporate earnings growth and economic data. Fourth quarter 2017 and first quarter 2018 annualized US GDP growth exceeded expectations and the US unemployment rate reached an 18-year low in the second quarter. Accelerating inflation helped lift long-term interest rates, with the 10-year US Treasury yield rising above 3% in April for the first time in more than four years.

Political uncertainty has risen in Europe, but our Europe-based teams believe that the euro zone economy appears strong enough to withstand this turbulence. Italy has been the chief source of political concerns, but the populist coalition government has stepped back from some of its controversial proposals and softened its anti-euro rhetoric. Overall, European equity markets declined during the first six months of 2018, giving back some of their 2017 gains.

Emerging markets equity and debt were more volatile during the first half of 2018 and were weighed down by escalating US-China trade tensions, a stronger US dollar, and new, more severe US sanctions on Russia. However, emerging markets equity fundamentals remain strong, with stable-to-higher earnings growth estimates for 2018 and 2019 (as of June). A streak of weakness in emerging markets debt from February through June also appears to have created some attractive valuation opportunities in the asset class.

We remain focused on fundamental stock selection and will continue to seek to identify value opportunities for our Portfolios. We appreciate your confidence in Lazard and feel privileged that you have turned to us for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

US Equities

The S&P 500 Index rose 2.7% during the six month period. Markets recovered and volatility subsided after the S&P 500 Index recorded its first 10% correction in two years in February, as increased investor comfort around the pace of economic growth and the outlook for US interest rates offset ongoing uncertainty about US trade policy. Economic data and corporate earnings continued to be strong, with fourth quarter 2017 and first quarter 2018 annualized GDP growth figures both exceeding expectations, and the unemployment rate hitting an 18-year low of 3.8% in the second quarter. Accelerating inflation helped boost long-term interest rates, with the 10-year US Treasury yield rising above 3% in April for the first time in over four years, signaling investor confidence in the US economy’s resilience.

International Equities

After a lackluster first quarter, non-US equity performance ended the six month period slightly down in local terms, but returns for US dollar–based investors were significantly lower due to the sharp rise of the US dollar during the latter part of the period. The US dollar’s appreciation was driven by political uncertainty—especially the surprise formation of a populist government in Italy—trade disputes, and evidence that US growth expectations had diverged from the rest of the world. The US economy was boosted by two short-term factors—the corporate tax cut and the depreciating US dollar over the preceding twelve months—which raised expectations for higher US interest rates. This was not unexpected, as indicators, such as the purchasing managers index, had reached elevated, unsustainable levels and, in our view, were likely to move down in the short term. The recent strength of the US dollar is based on the temporary trends explained above, and is not, in our view, a structural realignment.

The dollar’s strength had a significant impact on non-US equity returns. In local terms, the MSCI EAFE® Index fell 0.96% in the period, but fell 2.75% for US dollar–based investors. The sell-off in emerging markets equities was relatively modest in local currency terms, with the MSCI Emerging Markets® Index down 2.82%. For US-dollar investors, however, losses were amplified to 6.66%. This performance was historically consistent, as US dollar strength has typically had an inverse relationship with emerging markets equity performance. The fundamental trends of the companies themselves, however, remained mostly unchanged.

Some individual emerging markets countries came under particular pressure in the six month period because they must pay off US dollar-denominated debt or finance large current account deficits. Turkish equities, for example, declined because of Turkey’s structural current account deficit and rising inflation, and investor concerns about increasingly autocratic Turkish President Recep Tayyip Erdogan. Another significant underperformer in emerging markets for the six month period was Brazil. Investors appeared to lose confidence after the government responded to a trucker’s strike in reaction to sharply rising crude oil and diesel prices by introducing fuel price controls. At the same time, candidates with extreme positions gained in polls for the October elections.

Energy stocks led performance in the year-to-date period as oil rose above $70/bbl. Higher oil prices have been supported by consistent demand from accelerating global growth as well as supply disruptions and several years of underinvestment in oil exploration and production. Countries with higher exposure to energy and commodities, such as Canada and Australia, outperformed (in local currencies) in this environment. Elsewhere, growth stocks continued to outperform value stocks during the period. This performance reflects the current stage of the economic cycle, where growth has continued but has become weaker. Investors in this environment typically bid up any companies that offer any growth, leading to outperformance over value.

Lazard US Equity Concentrated Portfolio

For the six months ended June 30, 2018, the Lazard US Equity Concentrated Portfolio’s Institutional Shares posted a total return of 2.61%, while Open Shares posted a total return of 2.46%, and R6 Shares posted a total return of 2.61%, as compared with the 2.65% return for the S&P 500 Index.

A position in Wabtec contributed to performance, as shares rose after the company announced plans to merge with GE Transportation in a deal valued at $11.1

Semi-Annual Report  3

billion. The Portfolio was also helped by its position in Motorola Solutions, as shares rose after quarterly results showed that the company was executing well on its evolution from a hardware company to one focused on providing a public safety platform, driving recurring software and services revenues. A position in Cisco also helped returns, as shares rose after the company’s quarterly results showed that it was executing well on its multi-year transformation from hardware sales to a more-diversified and recurring product mix.

In contrast, a position in Molson Coors detracted from performance, as shares fell amid weaker-than-expected industry volumes and a sector rotation away from consumer staples, compounded by operational issues that impacted second-quarter results. A position in United Parcel Service also hurt returns, as shares fell after the company announced plans for higher capital spending and warned of pricing pressure in its business-to-consumer segment. We sold our position in March. The Portfolio was also hurt by its position in Kennametal, as shares fell amid concerns that recent US trade policy announcements may negatively affect global industrial production.

Lazard US Strategic Equity Portfolio

For the six months ended June 30, 2018, the Lazard US Strategic Equity Portfolio’s Institutional Shares posted a total return of 2.90%, while Open Shares posted a total return of 2.80%, and R6 Shares posted a total return of 2.98%, as compared with the 2.65% return for the S&P 500 Index.

Stock selection and an overweight position in the information technology sector contributed to performance. Shares of Motorola Solutions rose after quarterly results showed that the company was executing well on its evolution from a hardware company to one focused on providing a public safety platform, driving recurring software and services revenues. Stock selection in the health care sector also helped returns. Shares of Zoetis, a producer of medicine and vaccinations for pets and livestock, rose after the company reported quarterly results above expectations and management issued encouraging guidance for the year, driven by strength in its livestock business.

In contrast, stock selection in the consumer discretionary sector detracted from performance. Shares of Starbucks fell after the company announced plans to close 150 underperforming stores in the US. Stock selection in the telecom services sector also hurt returns. Shares of AT&T fell, along with other high dividend-yielding stocks, amid expectations for higher interest rates, as well as uncertainty surrounding the company’s acquisition of Time Warner. We sold our position in April.

Lazard US Small-Mid Cap Equity Portfolio

For the six months ended June 30, 2018, the Lazard US Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 4.16%, while Open Shares posted a total return of 4.01%, as compared with the 5.46% return for the Russell 2500® Index.

Stock selection in the industrials sector contributed to performance. Shares of FTI Consulting rose after the company reported quarterly earnings above expectations, driven by strong performance across most of its businesses. Stock selection in the health care sector also helped performance. Shares of Evolent Health rose after the company reported strong quarterly results and several new contracts.

In contrast, stock selection in the consumer staples sector detracted from performance. Shares of J.M. Smucker fell after the company announced that it was exploring strategic alternatives for its US baking business. We sold our position in May. Stock selection and an overweight position in the energy sector also hurt returns. Shares of U.S. Silica Holdings fell after the company reported quarterly earnings below expectations, hurt by disappointing price and volume metrics in its oil & gas business.

Lazard International Equity Portfolio

For the six months ended June 30, 2018, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of –2.70%, while Open Shares posted a total return of –2.82%, and R6 Shares posted a total return of –2.71%, as compared with the –2.75% return for the MSCI EAFE Index.

After several quarters of derating, some of the Portfolio’s stocks in the health care sector outperformed.

4  Semi-Annual Report

Shire, a UK-based specialty pharmaceuticals company that had negatively impacted our Portfolio over the past year, received a takeout offer from Takeda Pharmaceuticals, based in Japan, which represented more than a 60% premium over the company’s last stock price. Medtronic, the Irish-domiciled global leader in medical devices, rose nearly 7% in the period. The stock had derated to a slight discount to the market, and management reiterated its financial guidance during the period. Stock selection, as well as a higher-than-benchmark weight in the energy sector, was also beneficial as Suncor, a Canadian integrated energy company with assets in the oil sands and refinery markets, rose over 11% during the period. Lastly, stock selection in the industrials sector was also additive to relative returns, driven by strong performance from Ferguson, a British distributor of heating and plumbing products to customers in Europe and the United States. The stock rose more than 13% during the period on results highlighted by improved margins and strong organic growth in the United States.

In contrast, returns were affected by emerging markets exposure, as well as by the continued outperformance of growth versus value. One emerging market stock that negatively impacted performance in the period was Turkcell, the largest mobile and fixed-line data provider in Turkey, with 70 million subscribers in nine countries. Macro headwinds hurt the stock as fears regarding the Turkish lira and the presidential election resulted in weak currency, equity, and bond markets. We believe the fundamentals of the business remain strong. Another stock that hurt relative performance was Cielo, a leading credit card processor in Brazil, where card penetration remains low, thereby allowing for long-term secular growth. The company has been hurt by macro headwinds affecting the Brazilian equity market. Concerns over the 2018 presidential election, along with fears that the Brazilian economic recovery remains lackluster, were amplified by the weakening of the real amidst US dollar strength and the general emerging markets equity selloff. Lastly, British American Tobacco fell 24% during the period, hurting performance within the consumer staples sector. The stock initially declined in February because investors sold high-dividend stocks as long-term interest rates rose. The stock continued to lag in the first quarter because the company’s earnings announcement led to small consensus downgrades and on concerns of structural changes in the tobacco industry.

Lazard International Equity Select Portfolio

For the six months ended June 30, 2018, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of –3.81%, while Open Shares posted a total return of –3.90%, as compared with the –3.77% return for the MSCI All Country World® Index (the “MSCI ACWI”) ex-US.

After several quarters of derating, some of the Portfolio’s stocks in the health care sector outperformed. Shire, a UK-based specialty pharmaceuticals company that had negatively impacted our Portfolio over the past year, received a takeout offer from Takeda Pharmaceuticals, based in Japan, which represented more than a 60% premium over the company’s last market price. Medtronic, the Irish-domiciled global leader in medical devices, rose nearly 7% in the period. The stock had derated to a slight discount to the market, and management reiterated their financial guidance during the period. Stock selection in the energy sector was also beneficial as Suncor, a Canadian integrated energy company with assets in the oil sands and refinery markets, rose over 11% during the period. Stock selection in the materials sector was also beneficial to relative returns. BHP, an Anglo-Australian mining company that has better capital discipline and a lower cost structure than many of its peers, has the framework to return cash to shareholders going forward, and is less exposed to China’s secular shift from infrastructure spending. The stock rose significantly, outperforming the sector. Lastly, stock selection in the industrials sector was also additive to relative returns, driven by strong performance from Ferguson, a British distributor of heating and plumbing products to customers in Europe and the United States. The stock rose during the period on results highlighted by improved margins and strong organic growth in the United States.

In contrast, Portfolio returns were hurt by the relative underperformance of emerging markets equities, especially during the second quarter. Emerging

Semi-Annual Report  5

markets returns were significantly affected by the strength of the US dollar during the second quarter. US dollar strength has historically had an inverse relationship with emerging market equity performance. The fundamental trends of the companies themselves, however, remain mostly positive, in our opinion. One such emerging market stock that negatively impacted performance in the period was Turkcell, the largest mobile and fixed-line data provider in Turkey, with 70 million subscribers in nine countries. Macro head-winds hurt the stock as fears regarding the Turkish lira and Turkey’s presidential election resulted in weak currency, equity, and bond markets. We believe the fundamentals of the business remain strong. Another stock that hurt relative performance was Cielo, a leading credit card processor in Brazil, where card penetration remains low, thereby allowing for long-term secular growth. The company has been hurt by macro head-winds affecting the Brazilian equity market. Concerns over the 2018 presidential election, along with fears that the Brazilian economic recovery remains lackluster, were amplified by the weakening of the real amidst US dollar strength and the general emerging markets equity selloff. Lastly, stock selection in the consumer staples sector hurt relative returns as British American Tobacco fell 24% during the period. The stock initially declined in February because investors sold high-dividend stocks as long-term interest rates rose. The stock continued to lag in the first quarter because the company’s earnings announcement led to small consensus downgrades and on concerns of structural changes in the tobacco industry.

Lazard International Equity Concentrated Portfolio

For the six months ended June 30, 2018, the Lazard International Equity Concentrated Portfolio’s Institutional Shares posted a total return of –3.84%, while Open Shares posted a total return of –4.02%, as compared with the –3.77% return for the MSCI ACWI ex-US.

In the first six months of the year, some stocks made significant positive contributions, including Digital Garage, Safran, Wolters Kluwer, and Suncor. This slightly more than offset the negative performance from Turkcell, Sabesp, and British American Tobacco. Digital Garage performed well in the period. Management of this Japanese digital marketing and electronic payments company spoke more positively about organic growth in both divisions, and trends in kakaku.com (a restaurant review and booking site in Japan, in which Digital Garage has a large stake) began to improve. Despite the very good performance, we still believe the stock is well placed in key growth markets. Safran, the French aerospace engine manufacturer, performed well, as first quarter results confirmed that the company was continuing to successfully execute on engine delivery to Airbus, unlike its competitor, Pratt & Whitney. The ramp up of engine volumes has traditionally been problematic for aerospace suppliers, but Safran continued its record of smooth delivery, in line with management guidance. Wolters Kluwer, the data service and solutions provider, continued its run of strong performance. The market continues to better understand the business, which we believe was misunderstood when we originally purchased the stock. Stock selection in the energy sector was also beneficial as Suncor, a Canadian integrated energy company with assets in the oil sands and refinery markets, outperformed. The value of the company’s integrated model became more obvious with impressive results from the downstream refinery business. The company’s exploration and production assets are ahead of production schedules and management remains focused on driving free cash flow, enabling the possibility of a share buyback, which is more than the market had expected.

In contrast, the Portfolio was also significantly affected by the relative underperformance of emerging markets equities during the first half of the year. Turkcell is the largest mobile and fixed-line data provider in Turkey, with 70 million subscribers in nine countries. Macro headwinds hurt the stock as fears regarding the Turkish lira and Turkey’s presidential election resulted in weak currency, equity, and bond markets. We believe the fundamentals of the business remain strong. Sabesp, the Brazilian water utility, also sharply fell in US dollar terms as a result of both the weakness of the Brazilian real, and also an adverse outcome to the tariff negotiations with the regulator, which fell below our expectations. We met with management and are assessing our position. British American Tobacco hurt performance within the consumer staples sector. The stock was affected by the wider sell off of consumer staples, but there were also fears that the company would be impacted by an expensive

6  Semi-Annual Report

transition to NGP (next generation product), where other players (including JUUL) appeared to have superior products.

Lazard International Strategic Equity Portfolio

For the six months ended June 30, 2018, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 0.19%, while Open Shares posted a total return of 0.06%, and R6 Shares posted a total return of 0.19%, as compared with the –2.75% return for the MSCI EAFE Index.

In the industrials sector, strong results from aerospace companies Bombardier, Safran and CAE were rewarded by investors, while power tools maker Makita continued to execute on its business plan. In the information technology sector, gaming stock Ubisoft continues to benefit from the improving industry dynamics, while global IT services provider Accenture reported strong results. Energy stock Equinor (formerly Statoil) took advantage of an improving energy environment. In the consumer discretionary sector, CyberAgent saw a rise in appreciation for its digital advertising and mobile game operations, as well as excitement about a potential games tie-up with Nintendo. Multinational events and publishing company Informa rose as investors saw an encouraging outlook for its agreed merger with exhibitions rival UBM. Finally, Singapore bank DBS benefited from rising rates and a clean-up of underperforming loans.

On the negative side, consumer staples stock British American Tobacco remained weak on fears over structural changes in the tobacco industry. In the real estate sector, Japanese construction company Daiwa House was hurt by fears that Japan’s real estate market had reached a cyclical high.

Lazard International Equity Advantage Portfolio

For the six months ended June 30, 2018, the Lazard International Equity Advantage Portfolio’s Institutional Shares posted a total return of –4.03%, while Open Shares posted a total return of –4.21%, as compared with the –2.75% return for the MSCI EAFE Index.

Stock selection accounted for the period’s underperformance, as the Portfolio only outperformed in four of eleven sectors, led by telecom services and energy. Stock selection in the industrials and consumer dis-

cretionary sectors were the largest detractors from relative performance. Sector allocation softened the underperformance, as the overweight in energy and underweight in materials helped relative performance. Regionally, stock selection in the United Kingdom and Australia added value, while stock selection in Japan and continental Europe detracted the most.

Stocks that provided the largest contribution to the Portfolio included CSL, which continued to enjoy outsized returns. The company’s hemophilia drug and other higher-margin offerings including plasma protein therapies remain high. It retains a dominant market position, in our opinion, and the company’s growth potential justifies the higher valuation. Aristocrat Leisure, the Australian gaming machine developer, saw half-year net profit rise 2.8%, with digital revenue more than tripling for the period. The company had bought up two mobile game developers last year, in an effort to diversify its business through a larger online presence. Equinor (formerly Statoil), rallied with the improvement in oil prices. The company has a number of fields coming on line in the next few years that we believe could improve their free cash flow. Like Equinor, Total SA also benefited from higher oil prices. As one of the least expensive major integrated companies, the stock has attracted increased investor attention, and investors have reacted favorably to the company’s large share buyback.

Detractors in the period included Deutsche Lufthansa, which retreated as higher fuel prices weighed on the stock, offset partially by a weak euro. Worries that the airline will be unable to raise fares and still maintain capacity targets appeared to concern investors. Mitsubishi UFJ, a Japanese bank holding and financial services company, continued to struggle in a low interest rate environment. Their new business plan included similar or reduced guidance on most metrics, disappointing investors who were looking for better return on investment and net interest income. Electrolux also detracted during the period. US tariffs have raised raw material costs for the Swedish concern, which, in turn, affected first quarter earnings.

Our factors performed positively in the first half as growth and sentiment factors provided most of the favorable discrimination. Valuation indicators have

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struggled this year as they have now underperformed in 13 of the past 18 months.

Lazard International Small Cap Equity Portfolio

For the six months ended June 30, 2018, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of –2.83%, while Open Shares posted a total return of –2.89%, as compared with the –1.33% return for the MSCI EAFE Small Cap® Index.

Stock selection in the United Kingdom and continental Europe hurt performance, while in Japan performance largely matched the index. Stock selection in health care, consumer discretionary, and financials detracted from performance, in contrast to stock selection in the materials and consumer staples sectors, which contributed.

GMO Internet, a Japan listed company that provides a range of internet services to corporate customers, gained during the six months. The company reported strong earnings with healthy growth in its core internet infrastructure business, as well as posting initial profits in its crypto currency mining unit. We continue to hold the shares. Granges, a Sweden-based manufacturer and distributor of aluminum products for heat-exchange applications, also contributed to performance. The company is ideally placed to expand sales in the United States with significant US-based production capacity and benefited from price hikes following news of US import duties on rolled aluminum products from China. Steady demand from the automotive industry, especially for niche products for the emerging electric vehicle market, supports our investment thesis.

OVS is an Italian fashion and marketing company providing clothing and accessories under the OVS and UPIM brands. Its share price fell in the second quarter after the company announced its fourth quarter 2017 results in April, which disappointed market expectations. OVS also announced the cancelation of its dividend in order to conserve capital. The investment team re-evaluated its investment thesis after these poor results and subsequently exited the position. Dignity PLC, a UK-based funeral services company, also detracted from performance. In January, Dignity, which had been able to raise prices annually in the past, announced unexpectedly that it would freeze prices on some of its offerings and offer more competitive discounts on a selection of services as well. Given the operating and financial leverage associated with its business model, the market severely de-rated its shares. Taking into account the company’s apparent loss of pricing power versus the competition, the Portfolio’s management team concluded that the Dignity investment thesis was no longer valid and exited the position accordingly.

Lazard Equity Franchise Portfolio

For the six months ended June 30, 2018, the Lazard Equity Franchise Portfolio’s Institutional Shares posted a total return of 1.45%, while Open Shares posted a total return of 1.25%, as compared with the 0.43% return for the MSCI World® Index.

SES, the world’s second largest holder of geostationary orbital satellite capacity, contributed to the Portfolio’s performance during the period. Earlier in the period, SES shares rose in value following the release of its first quarter results, which were ahead of consensus due to consolidated revenues and as EBITDA (earnings before interest, taxes, depreciation, and amortization) and net income (mainly due to a one-off tax benefit) was ahead of expectations. In addition to the positive sentiment from SES’s first quarter results, SES, Intelsat and Eutelsat announced that they are aligned on a market-based proposal for the future use of the lower C-band spectrum in the United States. If the proposal is adopted, wireless operators would be able to access new “mid-band” spectrum that could accelerate the introduction of 5G services in the United States. In May, the market began to factor in hopes of potential upside from a reassignment of the US C-band spectrum. Among external analysts, there is a wide range of estimated potential revenue impacts of this on SES’s valuation. In our view, the SES stock remains one of the most attractive stocks in our investment universe.

US company Cisco, a dominant global manufacturer of switch and router networking equipment, performed well after it released its half year fiscal year results in February. Cisco’s result demonstrated growth across

8  Semi-Annual Report

multiple businesses, including its core switch business, which has had stagnant revenue growth in recent years. Cisco also demonstrated progress in growing recurring revenues (32% of total sales) and the ongoing conversion of customers to subscription plans. We believe underlying revenues in the core switch business are stronger than headline numbers suggest, given the drive to sell new products on subscription plans. Cisco is a strong generator of cash, with no net debt.

Microsoft shares rose earlier in the period, following stronger-than-expected personal computer (PC) data in the fourth quarter of 2017. PC shipments rose 0.7% compared to the previous year, despite expectations of a 1.7% decline. Notwithstanding the rapid growth in Microsoft’s Azure cloud infrastructure business (which continues to grow at close to 100% per annum), PCs are still an important driver of the company’s earnings, with the monopoly Windows operating system still representing roughly 30% of operating profits, and Office software products representing around 40% of profits.

Despite strong first quarter results (which were 8% above consensus estimates), International Gaming Technology, the world’s leading lottery and gaming business, detracted from performance during the period following concerns of political uncertainty in Italy, which geographically represents around 40% of the company’s operating earnings.

The world’s largest drug distributor, McKesson, detracted from performance during the period after reporting first quarter results that were modestly below expectations. We have observed that generic drug pricing is proving difficult in the Canadian and European regions, and EBIT (earnings before interest and taxes) headwinds are coming from US pharmaceutical and specialty solutions.

Shares of H&R Block fell amid very active trading during June after the world’s largest tax preparer announced a disappointing margin and revenue outlook which led to its worst one-day performance since the Black Monday, 1987. This was in spite of H&R Block’s reporting earnings and revenue for its fourth fiscal quarter (ended April 30) that beat expectations and a dividend increase of 4%.

Lazard Global Equity Select Portfolio

For the six months ended June 30, 2018, the Lazard Global Equity Select Portfolio’s Institutional Shares posted a total return of 1.23%, while Open Shares posted a total return of 1.07%, as compared with the –0.43% return for the MSCI ACWI.

Stock selection in the financials sector contributed to performance in the first six months of the year. Shares of S&P Global, a provider of financial information and data, rose on strong results and guidance. We continue to like S&P Global, as we believe that, strong secular tailwinds support the businesses driving revenue growth, strong free cash flow generation, and margin expansion and capital flexibility. Stock selection and an overweight position in the information technology sector helped performance. Shares in Ubisoft, a global video game company, rose on strong results. We like Ubisoft, as we believe that it has a stable and diversified portfolio and we see margins expanding. Valuation is attractive versus its peers, in our opinion.

In contrast, stock selection and an underweight position in the energy sector detracted from performance in the first six months of the year. Shares of Schlumberger, an oil services company, underperformed the index. We continue to hold Schlumberger as the company is an industry leader and its financial productivity, strategic sense and technology investment enable it to maintain its distance ahead of other competitors. An underweight position in the consumer discretionary sector detracted from performance. Shares of specialty coffee retailer Starbucks fell after the company announced plans to close underperforming stores in the United States. We continue to own Starbucks as we believe the company should benefit from improved performance in China, and that it has strong financial productivity and an attractive valuation at current levels.

Lazard Global Strategic Equity Portfolio

For the six months ended June 30, 2018, the Lazard Global Strategic Equity Portfolio’s Institutional Shares posted a total return of 0.00%, while Open Shares posted a total return of 0.00%, as compared with the –0.43% return for the MSCI ACWI.

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In the financials sector, regional bank Comerica and data provider S&P Global benefited from rising rates and data pricing. In the information technology sector, gaming stocks Ubisoft and Activision continued to benefit from the improving industry dynamics, while global IT services provider Accenture, cybersecurity stock Palo Alto Networks, and global payments business Visa reported strong results. In Japan investors recognized the quality of the digital advertising and payment businesses within Digital Garage.

On the negative side, British American Tobacco remained weak on fears over structural change in the tobacco industry, while Japanese construction company Daiwa House was hurt by fears that Japan’s real estate market had reached a cyclical high. Pharma company Genmab was hurt by the failure of their clinical trial. Owning UK funeral company Dignity during the period also hurt relative performance. Not owning Amazon during the period also hurt relative performance.

Lazard Managed Equity Volatility Portfolio

For the six months ended June 30, 2018, the Lazard Managed Equity Volatility Portfolio’s Institutional Shares posted a total return of –1.64%, while Open Shares posted a total return of –1.73%, as compared with the 0.43% return for the MSCI World Index.

Sector allocation and poor stock selection both contributed to the performance shortfall during the six month period. The lower-than-benchmark weights to the information technology and energy sectors were the largest detractors from performance along with larger-than-benchmark weight to the utilities and industrials sectors. The lower-than-benchmark weight to the financials sector helped to mitigate some of the underperformance. Stock selection was strongest in the consumer staples, energy and health care sectors, but lagged in consumer discretionary, industrials and real estate. On a country level, stock selection was favorable in Norway, Japan and Australia, but fell short in the United States and Germany.

Stocks that provided the largest positive contribution to the Portfolio included Equinor (formerly Statoil), which rallied with the improvement in oil prices. The company has a number of fields coming on line in the next few years that could improve their free cash flow. In our opinion, company management continues to be strong and they have managed expenses in a disciplined manner winning praise from the analyst community. CSL continued to enjoy outsized returns. Demand for the company’s hemophilia drug and other higher-margin offerings, including plasma protein therapies, remains high. It retains a dominant market position, in our opinion, and the company’s growth potential justifies the higher valuation. TJX reported strong earnings as it beat both top and bottom line estimates, sending its stock up over 25% in the period. The US discount retailer also raised guidance for the balance of 2018.

Detractors included two airlines: Air France and Deutsche Lufthansa. Both companies were impacted by the increase in fuel prices and fears of a slowing European economy. Neither airline appeared in a position to raise prices as competitive pressures would not permit it. Air France KLM also took a significant write-off in the first quarter after a difficult labor strike led to the second resignation of a CEO in two years. Concerns that the French government may sell its interest in the airline also weighed on the stock. We sold our position during the period. 3M Company fell after reporting a disappointing set of first quarter results. Concern over the company’s ability to achieve its stated growth targets and maintain its pricing advantage, especially in the oral care and automotive businesses, came into question. This coupled with a new CEO put pressure on the stock. We sold our position during the period.

Our factors performed positively in the first half as growth and sentiment factors provided most of the favorable discrimination. Valuation indicators have struggled this year as they have now underperformed in 13 of the past 18 months.

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Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer and dividend disbursing agent (“DST”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Returns for a period of less than one year are not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2018; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard US Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Concentrated Portfolio, S&P 500® Index and Russell 1000 Value/S&P 500 Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One	Five	Ten	Since
	Year	Years	Years	Inception †
Institutional Shares**	10.04%	12.97%	9.51%	8.27%
Open Shares**	9.74%	12.60%	9.17%	7.95%
R6 Shares**	10.00%	N/A	N/A	11.15%
S&P 500 Index	14.37%	13.42%	10.17%	8.69%
				(Institutional and Open Shares)
				16.87%
				(R6 Shares)
Russell 1000 Value/S&P 500 Linked Index	14.37%	13.42%	9.45%	7.90%
				(Institutional and Open Shares)
				16.87%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”), if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy. The Russell 1000 Value/S&P 500 Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the Russell 1000® Value Index for all periods through May 30, 2012 (when the Portfolio’s investment strategy changed) and the S&P 500 Index for all periods thereafter. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional and Open Shares was September 30, 2005 and for the R6 Shares was November 15, 2016.

12  Semi-Annual Report

Lazard US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Strategic Equity Portfolio and S&P 500 Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One	Five	Ten	Since
	Year	Years	Years	Inception †
Institutional Shares**	12.68%	10.82%	8.60%	7.12%
Open Shares**	12.39%	10.50%	8.27%	6.81%
R6 Shares**	12.76%	N/A	N/A	9.04%
S&P 500 Index	14.37%	13.42%	10.17%	8.39%
				(Institutional and Open Shares)
				11.65%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional and Open Shares was December 30, 2004 and for the R6 Shares was May 19, 2014.

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Lazard US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	13.93%	12.30%	11.42%
Open Shares**	13.57%	11.95%	11.08%
Russell 2500 Index	16.24%	12.29%	10.74%
Russell 2000/2500 Linked Index	16.24%	12.29%	11.12%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index measures the performance of the small-to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market. The Russell 2500 Index includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000/2500 Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the Russell 2000® Index for all periods through August 24, 2008 (when the Portfolio’s investment focus was changed from small cap companies to small-mid cap companies) and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index includes approximately 2,000 of the smallest securities in the Russell 3000 Index, representing roughly 10% of the total market capitalization of Russell 3,000 companies. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

14  Semi-Annual Report

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and MSCI EAFE® Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One	Five	Ten	Since
	Year	Years	Years	Inception †
Institutional Shares**	6.53%	5.52%	4.05%	5.99%
Open Shares**	6.26%	5.25%	3.76%	4.83%
R6 Shares**	6.55%	N/A	N/A	2.93%
MSCI EAFE Index	6.84%	6.44%	2.84%	5.41%
				(Institutional Shares)
				5.00%
				(Open Shares)
				4.67%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 29, 1991, for the Open Shares was January 23, 1997 and for the R6 Shares was April 1, 2015.

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Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, MSCI ACWI® ex-US and MSCI EAFE/ACWI ex-US Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	7.29%	5.22%	2.82%
Open Shares**	7.08%	4.86%	2.49%
MSCI ACWI ex-US	7.28%	5.99%	2.54%
MSCI EAFE/ACWI ex-US Linked Index	7.28%	5.99%	2.05%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI ACWI ex-US is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 46 country indices comprising 22 developed and 24 emerging markets country indices. The MSCI EAFE/ACWI ex-US Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the MSCI EAFE Index for all periods through June 30, 2010 (when the Portfolio’s benchmark index changed) and the MSCI ACWI ex-US for all periods thereafter. The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard International Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Concentrated Portfolio and MSCI ACWI ex-US*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One	Since
	Year	Inception	†
Institutional Shares**	5.03%	1.07%
Open Shares**	4.72%	0.80%
MSCI ACWI ex-US	7.28%	2.61%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI ACWI ex-US is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 46 country indices comprising 22 developed and 24 emerging markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was August 29, 2014.

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Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and MSCI EAFE Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One	Five	Ten	Since
	Year	Years	Years	Inception †
Institutional Shares**	12.38%	6.53%	5.20%	6.57%
Open Shares**	12.07%	6.27%	4.91%	5.20%
R6 Shares**	12.36%	N/A	N/A	5.27%
MSCI EAFE Index	6.84%	6.44%	2.84%	4.63%
				(Institutional Shares)
				3.65%
				(Open Shares)
				6.45%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005, for the Open Shares was February 3, 2006 and for the R6 Shares was January 19, 2015.

18  Semi-Annual Report

Lazard International Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Advantage Portfolio and MSCI EAFE Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One	Since
	Year	Inception	†
Institutional Shares**	4.67%	3.35%
Open Shares**	4.26%	3.03%
MSCI EAFE Index	6.84%	3.78%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 29, 2015.

Semi-Annual Report  19

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap® Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	13.66%	10.25%	5.74%
Open Shares**	13.34%	9.94%	5.45%
MSCI EAFE Small Cap Index	12.45%	11.32%	6.81%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index targets all companies with market capitalizations below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float-adjusted market capitalization in each market (subject to minimum investability criteria and a universal minimum size range). The MSCI EAFE Small Cap Index consists of 21 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

20  Semi-Annual Report

Lazard Equity Franchise Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Equity Franchise Portfolio and MSCI World® Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	Since
	Inception	†
Institutional Shares**	5.76%
Open Shares**	5.49%
MSCI World Index	5.96%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 29, 2017.

Semi-Annual Report  21

Lazard Global Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Equity Select Portfolio and MSCI ACWI*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One	Since
	Year	Inception	†
Institutional Shares**	13.69%	7.65%
Open Shares**	13.26%	7.33%
MSCI ACWI	10.73%	6.97%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI ACWI is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2013.

22  Semi-Annual Report

Lazard Global Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Strategic Equity Portfolio and MSCI ACWI*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One	Since
	Year	Inception	†
Institutional Shares**	11.00%	5.15%
Open Shares**	10.78%	4.85%
MSCI ACWI	10.73%	6.28%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI ACWI is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was August 29, 2014.

Semi-Annual Report  23

Lazard Managed Equity Volatility Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Managed Equity Volatility Portfolio and MSCI World Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One	Since
	Year	Inception	†
Institutional Shares**	7.41%	6.98%
Open Shares**	7.10%	6.65%
MSCI World Index	11.09%	7.39%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 29, 2015.

24  Semi-Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2018 through June 30, 2018 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Semi-Annual Report  25

Portfolio	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18 - 6/30/18	Annualized Expense Ratio During Period 1/1/18 - 6/30/18

US Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,026.10	$3.72	0.74%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$3.71	0.74%
Open Shares
Actual	$1,000.00	$1,024.60	$5.12	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.74	$5.11	1.02%
R6 Shares
Actual	$1,000.00	$1,026.10	$3.72	0.74%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$3.71	0.74%

US Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,029.00	$3.77	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Open Shares
Actual	$1,000.00	$1,028.00	$5.28	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%
R6 Shares
Actual	$1,000.00	$1,029.80	$3.77	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.08	$3.76	0.75%

US Small-Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,041.60	$4.35	0.86%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.53	$4.31	0.86%
Open Shares
Actual	$1,000.00	$1,040.10	$5.87	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.04	$5.81	1.16%

International Equity
Institutional Shares
Actual	$1,000.00	$973.00	$3.91	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Open Shares
Actual	$1,000.00	$971.80	$5.13	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%
R6 Shares
Actual	$1,000.00	$972.90	$3.91	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.83	$4.01	0.80%

International Equity Select
Institutional Shares
Actual	$1,000.00	$961.90	$4.96	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.74	$5.11	1.02%
Open Shares
Actual	$1,000.00	$961.00	$6.56	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.76	1.35%

26  Semi-Annual Report

Portfolio	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18 - 6/30/18	Annualized Expense Ratio During Period 1/1/18 - 6/30/18

International Equity Concentrated
Institutional Shares
Actual	$1,000.00	$961.60	$5.11	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%
Open Shares
Actual	$1,000.00	$959.80	$6.56	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.76	1.35%

International Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,001.90	$3.92	0.79%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.88	$3.96	0.79%
Open Shares
Actual	$1,000.00	$1,000.60	$5.21	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%
R6 Shares
Actual	$1,000.00	$1,001.90	$3.92	0.79%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.88	$3.96	0.79%

International Equity Advantage
Institutional Shares
Actual	$1,000.00	$959.70	$4.37	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Open Shares
Actual	$1,000.00	$957.90	$5.83	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01	1.20%

International Small Cap Equity
Institutional Shares
Actual	$1,000.00	$971.70	$5.04	1.03%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.69	$5.16	1.03%
Open Shares
Actual	$1,000.00	$971.10	$6.26	1.28%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.45	$6.41	1.28%

Equity Franchise
Institutional Shares
Actual	$1,000.00	$1,014.50	$4.75	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Open Shares
Actual	$1,000.00	$1,012.50	$5.99	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01	1.20%

Global Equity Select
Institutional Shares
Actual	$1,000.00	$1,012.30	$5.24	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%
Open Shares
Actual	$1,000.00	$1,010.70	$6.73	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.76	1.35%

Semi-Annual Report  27

Portfolio	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18 - 6/30/18	Annualized Expense Ratio During Period 1/1/18 - 6/30/18

Global Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,000.00	$5.45	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.51	1.10%
Open Shares
Actual	$1,000.00	$1,000.00	$6.94	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.00	1.40%

Managed Equity Volatility
Institutional Shares
Actual	$1,000.00	$983.60	$3.69	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Open Shares
Actual	$1,000.00	$982.70	$5.16	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

28  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2018 (unaudited)

Sector*	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

Consumer Discretionary	11.5%	10.8%	11.0%	12.9%	10.4%
Consumer Staples	15.3	6.5	2.4	9.3	7.4
Energy	1.1	7.7	4.2	7.5	5.6
Financials	—	14.2	18.5	17.4	17.6
Health Care	11.4	14.0	9.1	8.7	8.2
Industrials	5.8	11.3	19.3	18.7	17.9
Information Technology	40.0	28.9	13.5	7.6	17.5
Materials	9.1	2.7	8.4	4.9	2.2
Real Estate	—	1.7	10.9	2.4	2.2
Telecommunication Services	—	—	—	4.6	4.2
Utilities	—	—	2.7	1.4	1.7
Short-Term Investments	5.8	2.2	—	4.6	5.1
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Equity Franchise Portfolio

Consumer Discretionary	14.9%	15.0%	11.3%	18.3%	23.4%
Consumer Staples	7.4	11.1	9.7	4.4	2.1
Energy	5.2	5.9	7.9	3.0	—
Financials	17.6	23.6	20.5	12.0	—
Health Care	7.4	5.3	10.9	2.7	15.5
Industrials	12.4	20.2	13.3	23.6	21.9
Information Technology	20.9	12.0	6.9	17.0	15.9
Materials	5.7	1.0	6.7	5.0	—
Real Estate	—	2.6	4.1	8.9	—
Telecommunication Services	3.3	—	3.8	2.8	—
Utilities	1.7	—	3.1	—	19.9
Short-Term Investments	3.5	3.3	1.8	2.3	1.3
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

Consumer Discretionary	6.8%	14.1%	12.6%
Consumer Staples	12.2	5.2	10.4
Energy	1.3	3.4	4.3
Financials	20.3	22.9	12.8
Health Care	9.6	8.9	11.2
Industrials	18.8	11.7	14.9
Information Technology	23.3	28.1	11.8
Materials	2.7	1.0	4.2
Real Estate	1.2	1.8	6.2
Telecommunication Services	—	—	3.1
Utilities	—	—	5.2
Short-Term Investments	3.8	2.9	3.3
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Semi-Annual Report  29

The Lazard Funds, Inc. Portfolios of Investments June 30, 2018 (unaudited)

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio

Common Stocks | 94.2%

Auto Components | 3.4%
Aptiv PLC	566,070	$51,868,994

Beverages | 15.3%
Molson Coors Brewing Co., Class B	1,112,352	75,684,430
The Coca-Cola Co.	3,639,890	159,645,576
		235,330,006
Building Products | 0.0%
Armstrong World Industries, Inc. (*)	8,700	549,840

Chemicals | 2.1%
Sensient Technologies Corp.	449,325	32,149,204

Communications Equipment | 13.8%
Cisco Systems, Inc.	3,251,825	139,926,030
Motorola Solutions, Inc.	624,346	72,655,144
		212,581,174
Construction Materials | 4.1%
Vulcan Materials Co.	489,290	63,147,767

Energy Equipment & Services | 1.1%
Schlumberger, Ltd.	261,040	17,497,511

Health Care Equipment & Supplies | 11.4%
Medtronic PLC	2,055,135	175,940,107

Internet Software & Services | 9.5%
Alphabet, Inc., Class A (*)	65,345	73,786,920
eBay, Inc. (*)	2,004,465	72,681,901
		146,468,821
Description	Shares	Fair Value

IT Services | 4.3%
DXC Technology Co.	823,670	$66,396,039

Machinery | 5.8%
Kennametal, Inc.	929,090	33,354,331
Wabtec Corp.	568,100	56,003,298
		89,357,629
Metals & Mining | 2.9%
Steel Dynamics, Inc.	986,001	45,306,746

Semiconductors & Semiconductor Equipment | 12.4%
Analog Devices, Inc.	1,318,640	126,483,949
Skyworks Solutions, Inc.	670,961	64,848,381
		191,332,330
Specialty Retail | 8.1%
AutoZone, Inc. (*)	75,537	50,680,039
Lowe’s Cos., Inc.	777,400	74,296,118
		124,976,157
Total Common Stocks (Cost $1,335,171,982)		1,452,902,325

Short-Term Investments | 5.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $88,686,564)	88,686,564	88,686,564

Total Investments | 100.0% (Cost $1,423,858,546)		$1,541,588,889

Cash and Other Assets in Excess of Liabilities | 0.0%		480,552

Net Assets | 100.0%		$1,542,069,441

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Description	Shares	Fair Value

Lazard US Strategic Equity Portfolio

Common Stocks | 97.3%

Aerospace & Defense | 2.6%
United Technologies Corp.	16,625	$2,078,624

Auto Components | 1.2%
Aptiv PLC	10,285	942,415

Banks | 10.5%
Bank of America Corp.	56,000	1,578,640
Citizens Financial Group, Inc.	47,200	1,836,080
Commerce Bancshares, Inc.	9,600	621,216
Sterling Bancorp	43,650	1,025,775
SunTrust Banks, Inc.	32,800	2,165,456
Wells Fargo & Co.	24,500	1,358,280
		8,585,447
Beverages | 6.5%
Molson Coors Brewing Co., Class B	23,520	1,600,301
The Coca-Cola Co.	83,550	3,664,503
		5,264,804
Biotechnology | 1.2%
Biogen, Inc. (*)	2,000	580,480
Gilead Sciences, Inc.	5,800	410,872
		991,352
Building Products | 0.4%
Johnson Controls International PLC	9,900	331,155

Capital Markets | 2.3%
Intercontinental Exchange, Inc.	25,550	1,879,203

Chemicals | 1.1%
Nutrien, Ltd.	8,443	459,130
Sensient Technologies Corp.	5,600	400,680
		859,810
Commercial Services & Supplies | 0.6%
Copart, Inc. (*)	8,370	473,407

Communications Equipment | 6.2%
Cisco Systems, Inc.	74,025	3,185,296
Motorola Solutions, Inc.	10,585	1,231,776
Palo Alto Networks, Inc. (*)	3,000	616,410
		5,033,482
Description	Shares	Fair Value

Construction Materials | 0.8%
Vulcan Materials Co.	4,925	$635,621

Electrical Equipment | 2.0%
Eaton Corp. PLC	16,985	1,269,459
Rockwell Automation, Inc.	2,300	382,329
		1,651,788
Energy Equipment & Services | 1.8%
Schlumberger, Ltd.	21,700	1,454,551

Equity Real Estate Investment Trusts (REITs) | 1.6%
Prologis, Inc.	20,475	1,345,003

Health Care Equipment & Supplies | 5.0%
Danaher Corp.	10,075	994,201
Medtronic PLC	36,350	3,111,923
		4,106,124
Health Care Providers & Services | 1.0%
Humana, Inc.	2,665	793,184

Hotels, Restaurants & Leisure | 3.2%
McDonald’s Corp.	9,690	1,518,326
Starbucks Corp.	22,405	1,094,484
		2,612,810
Household Durables | 0.8%
Whirlpool Corp.	4,325	632,445

Industrial Conglomerates | 1.0%
Honeywell International, Inc.	5,723	824,398

Insurance | 1.3%
Aon PLC	7,830	1,074,041

Internet Software & Services | 7.2%
Alphabet, Inc., Class A (*)	3,571	4,032,337
Alphabet, Inc., Class C (*)	340	379,321
eBay, Inc. (*)	39,745	1,441,154
		5,852,812
IT Services | 4.4%
CoreLogic, Inc. (*)	9,075	470,993
DXC Technology Co.	12,700	1,023,747
Visa, Inc., Class A	11,345	1,502,645
Worldpay, Inc., Class A (*)	7,375	603,127
		3,600,512

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  31

Description	Shares	Fair Value

Lazard US Strategic Equity Portfolio (concluded)

Machinery | 3.3%
Deere & Co.	5,145	$719,271
Gates Industrial Corp. PLC	25,400	413,258
Kennametal, Inc.	19,300	692,870
Wabtec Corp.	8,800	867,504
		2,692,903
Media | 0.8%
The Madison Square Garden Co., Class A (*)	2,033	630,616

Metals & Mining | 0.8%
Steel Dynamics, Inc.	14,600	670,870

Multiline Retail | 1.1%
Dollar Tree, Inc. (*)	10,900	926,500

Oil, Gas & Consumable Fuels | 5.8%
ConocoPhillips	32,145	2,237,935
EOG Resources, Inc.	13,055	1,624,434
Pioneer Natural Resources Co.	4,725	894,159
		4,756,528
Pharmaceuticals | 6.7%
Johnson & Johnson	14,780	1,793,405
Pfizer, Inc.	66,389	2,408,593
Zoetis, Inc.	15,154	1,290,969
		5,492,967
Road & Rail | 1.3%
Norfolk Southern Corp.	7,175	1,082,492
Description	Shares	Fair Value

Semiconductors & Semiconductor Equipment | 3.3%
Analog Devices, Inc.	15,013	$1,440,047
Skyworks Solutions, Inc.	12,835	1,240,503
		2,680,550
Software | 3.5%
Microsoft Corp.	28,600	2,820,246

Specialty Retail | 3.7%
AutoZone, Inc. (*)	1,100	738,023
Lowe’s Cos., Inc.	24,075	2,300,848
		3,038,871
Technology Hardware, Storage & Peripherals | 4.3%
Apple, Inc.	18,792	3,478,587

Total Common Stocks (Cost $67,634,378)		79,294,118

Short-Term Investments | 2.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $1,804,142)	1,804,142	1,804,142

Total Investments | 99.5% (Cost $69,438,520)		$81,098,260

Cash and Other Assets in Excess of Liabilities | 0.5%		368,480

Net Assets | 100.0%		$81,466,740

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio

Common Stocks | 96.7%

Air Freight & Logistics | 0.7%
Echo Global Logistics, Inc. (*)	49,333	$1,442,990

Airlines | 1.2%
Alaska Air Group, Inc.	38,020	2,296,028

Auto Components | 1.0%
Modine Manufacturing Co. (*)	104,350	1,904,387

Banks | 13.3%
Bank of the Ozarks, Inc.	52,385	2,359,420
Cadence BanCorp	98,770	2,851,490
Comerica, Inc.	37,845	3,440,867
Commerce Bancshares, Inc.	61,872	4,003,737
PacWest Bancorp	53,321	2,635,124
Sterling Bancorp	149,700	3,517,950
Texas Capital Bancshares, Inc. (*)	33,520	3,067,080
Wintrust Financial Corp.	43,095	3,751,420
		25,627,088
Biotechnology | 1.1%
Cellectis SA ADR (*)	41,355	1,169,933
Exelixis, Inc. (*)	47,380	1,019,618
		2,189,551
Building Products | 1.3%
Armstrong World Industries, Inc. (*)	18,500	1,169,200
PGT Innovations, Inc. (*)	66,435	1,385,170
		2,554,370
Capital Markets | 1.3%
Morningstar, Inc.	19,635	2,518,189

Chemicals | 5.1%
Ingevity Corp. (*)	27,720	2,241,439
Innospec, Inc.	40,210	3,078,075
Sensient Technologies Corp.	28,200	2,017,710
Valvoline, Inc.	112,675	2,430,400
		9,767,624
Commercial Services & Supplies | 1.3%
Deluxe Corp.	37,310	2,470,295

Communications Equipment | 1.6%
Ciena Corp. (*)	114,125	3,025,454
Description	Shares	Fair Value

Construction & Engineering | 1.1%
Dycom Industries, Inc. (*)	22,570	$2,133,091

Construction Materials | 1.2%
Eagle Materials, Inc.	22,705	2,383,344

Containers & Packaging | 1.8%
Graphic Packaging Holding Co.	234,810	3,407,093

Electric Utilities | 1.5%
PNM Resources, Inc.	75,960	2,954,844

Electrical Equipment | 5.6%
Atkore International Group, Inc. (*)	148,240	3,078,945
EnerSys	27,120	2,024,237
Generac Holdings, Inc. (*)	41,095	2,125,844
Regal Beloit Corp.	42,275	3,458,095
		10,687,121
Electronic Equipment, Instruments & Components | 2.1%
Belden, Inc.	31,455	1,922,530
FLIR Systems, Inc.	39,530	2,054,374
		3,976,904
Energy Equipment & Services | 4.0%
NCS Multistage Holdings, Inc. (*)	112,705	1,637,604
Oceaneering International, Inc.	80,925	2,060,350
Oil States International, Inc. (*)	78,750	2,527,875
U.S. Silica Holdings, Inc.	60,250	1,547,823
		7,773,652
Equity Real Estate Investment Trusts (REITs) | 10.5%
Alexandria Real Estate Equities, Inc.	24,905	3,142,264
Brandywine Realty Trust	180,270	3,042,958
Camden Property Trust	34,535	3,147,175
DCT Industrial Trust, Inc.	52,843	3,526,213
Hudson Pacific Properties, Inc.	68,540	2,428,372
Invitation Homes, Inc.	105,100	2,423,606
Kilroy Realty Corp.	33,600	2,541,504
		20,252,092
Food & Staples Retailing | 1.0%
Sprouts Farmers Market, Inc. (*)	90,600	1,999,542

Food Products | 1.3%
The Simply Good Foods Co. (*)	169,940	2,453,934

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (concluded)

Health Care Equipment & Supplies | 2.6%
Avanos Medical, Inc. (*)	23,700	$1,356,825
Lantheus Holdings, Inc. (*)	73,235	1,065,569
STERIS PLC	23,735	2,492,413
		4,914,807
Health Care Providers & Services | 0.8%
Molina Healthcare, Inc. (*)	15,160	1,484,770

Health Care Technology | 1.8%
Cotiviti Holdings, Inc. (*)	44,620	1,969,081
Evolent Health, Inc., Class A (*)	70,320	1,480,236
		3,449,317
Hotels, Restaurants & Leisure | 2.0%
Penn National Gaming, Inc. (*)	54,630	1,835,022
The Cheesecake Factory, Inc.	36,370	2,002,532
		3,837,554
Household Durables | 2.9%
Leggett & Platt, Inc.	73,700	3,289,968
Whirlpool Corp.	15,965	2,334,562
		5,624,530
Independent Power & Renewable Electricity Producers | 1.1%
Pattern Energy Group, Inc., Class A	109,015	2,044,031

Insurance | 3.3%
Arch Capital Group, Ltd. (*)	116,685	3,087,485
Reinsurance Group of America, Inc.	24,185	3,228,214
		6,315,699
Internet Software & Services | 1.5%
j2 Global, Inc.	32,930	2,852,067

IT Services | 3.2%
CoreLogic, Inc. (*)	62,240	3,230,256
Leidos Holdings, Inc.	50,000	2,950,000
		6,180,256
Life Sciences Tools & Services | 1.2%
Cambrex Corp. (*)	44,625	2,333,887

Machinery | 5.6%
Gates Industrial Corp. PLC	185,855	3,023,861
Kennametal, Inc.	78,009	2,800,523
TriMas Corp. (*)	74,395	2,187,213
Wabtec Corp.	28,050	2,765,169
		10,776,766
Description	Shares	Fair Value

Media | 3.0%
Emerald Expositions Events, Inc.	105,310	$2,169,386
Scholastic Corp.	79,272	3,512,542
		5,681,928
Pharmaceuticals | 1.3%
Catalent, Inc. (*)	62,025	2,598,227

Professional Services | 1.0%
FTI Consulting, Inc. (*)	30,905	1,869,134

Semiconductors & Semiconductor Equipment | 2.7%
Cypress Semiconductor Corp.	161,055	2,509,237
Versum Materials, Inc.	70,480	2,618,332
		5,127,569
Software | 2.0%
Bottomline Technologies de, Inc. (*)	47,060	2,345,000
CyberArk Software, Ltd. (*)	24,230	1,525,521
		3,870,521
Specialty Retail | 1.1%
Floor & Decor Holdings, Inc., Class A (*)	42,530	2,098,005

Textiles, Apparel & Luxury Goods | 0.7%
Steven Madden, Ltd.	24,945	1,324,579

Trading Companies & Distributors | 0.9%
DXP Enterprises, Inc. (*)	46,365	1,771,143

Total Common Stocks (Cost $167,239,374)		185,972,383

Total Investments | 96.7% (Cost $167,239,374)		$185,972,383

Cash and Other Assets in Excess of Liabilities | 3.3%		6,396,188

Net Assets | 100.0%		$192,368,571

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

Description	Shares	Fair Value

Lazard International Equity Portfolio

Common Stocks | 94.7%

Australia | 2.8%
BHP Billiton PLC	3,924,200	$87,816,391

Belgium | 1.6%
Anheuser-Busch InBev SA/NV	489,928	49,423,465

Brazil | 1.0%
Cielo SA	7,347,200	31,316,711

Canada | 4.7%
Canadian National Railway Co.	382,510	31,286,883
National Bank of Canada	1,013,100	48,641,746
Suncor Energy, Inc.	1,687,610	68,677,698
		148,606,327
Denmark | 1.3%
Carlsberg A/S, Class B	349,377	41,137,173

Finland | 1.3%
Sampo Oyj, A Shares	845,591	41,234,405

France | 10.9%
Air Liquide SA	235,824	29,615,996
Capgemini SE	378,933	50,865,000
Cie de Saint-Gobain	680,687	30,356,936
Cie Generale des Etablissements Michelin SCA	407,926	49,605,971
Safran SA	466,304	56,566,182
Societe Generale SA	706,350	29,742,864
Valeo SA	581,803	31,756,526
Vinci SA	653,600	62,775,056
		341,284,531
Germany | 4.2%
Fresenius SE & Co. KGaA	552,838	44,390,876
SAP SE	751,489	86,817,271
		131,208,147
India | 0.9%
ICICI Bank, Ltd. Sponsored ADR	3,521,330	28,276,280

Ireland | 3.5%
Ryanair Holdings PLC Sponsored ADR (*)	405,139	46,279,028
Shire PLC	1,099,955	61,858,890
		108,137,918
Description	Shares	Fair Value

Israel | 0.0%
Bank Leumi Le-Israel BM	183,069	$1,084,279

Japan | 17.1%
Daiwa House Industry Co., Ltd.	2,187,178	74,470,191
Don Quijote Holdings Co., Ltd.	1,688,500	81,012,355
Isuzu Motors, Ltd.	2,275,300	30,178,690
Kao Corp.	519,480	39,593,322
KDDI Corp.	1,452,800	39,720,380
Makita Corp.	1,340,200	59,948,381
Nexon Co., Ltd. (*)	2,801,400	40,633,923
Shin-Etsu Chemical Co., Ltd.	388,100	34,428,297
Sony Corp.	682,300	35,006,099
Sumitomo Mitsui Financial Group, Inc.	1,279,000	49,563,680
United Arrows, Ltd.	89,600	3,341,528
Yamaha Corp.	891,100	46,228,096
		534,124,942
Luxembourg | 0.8%
Tenaris SA	1,345,683	24,540,038

Netherlands | 6.4%
ABN AMRO Group NV	762,564	19,736,095
Royal Dutch Shell PLC, A Shares	3,016,578	104,538,105
Wolters Kluwer NV	1,348,471	75,903,310
		200,177,510
Norway | 2.8%
Equinor ASA	1,437,095	38,034,747
Telenor ASA	2,446,954	50,152,896
		88,187,643
Singapore | 2.1%
DBS Group Holdings, Ltd.	2,282,720	44,325,133
NetLink NBN Trust	37,331,300	20,289,760
		64,614,893
Spain | 1.4%
Red Electrica Corporacion SA	2,104,193	42,810,892

Sweden | 3.6%
Assa Abloy AB, Class B	2,838,534	60,410,016
Epiroc AB, Class A (*)	996,941	10,461,661
Nordea Bank AB	4,306,882	41,437,981
		112,309,658
Switzerland | 6.8%
Ferguson PLC	947,076	76,849,493
Julius Baer Group, Ltd.	662,549	38,922,870
Novartis AG	1,286,732	97,462,926
		213,235,289

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

Description	Shares	Fair Value

Lazard International Equity Portfolio (concluded)

Taiwan | 0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	806,200	$29,474,672

Turkey | 1.1%
Turkcell Iletisim Hizmetleri AS	12,858,446	33,936,162

United Kingdom | 15.2%
British American Tobacco PLC	1,350,095	68,185,106
Compass Group PLC	2,932,458	62,473,726
Diageo PLC	895,742	32,153,282
Howden Joinery Group PLC	4,006,345	28,335,173
Informa PLC	3,768,729	41,522,021
Melrose Industries PLC	12,117,062	34,003,154
Prudential PLC	4,436,567	101,369,788
RELX PLC	593,985	12,716,326
RSA Insurance Group PLC	3,604,118	32,309,378
Unilever PLC	1,123,438	62,145,184
		475,213,138
United States | 4.3%
Aon PLC	493,175	67,648,815
Medtronic PLC	795,310	68,086,489
		135,735,304
Total Common Stocks (Cost $2,673,428,921)		2,963,885,768
Description	Shares	Fair Value

Preferred Stocks | 0.8%

Germany | 0.8%
Volkswagen AG (Cost $30,357,266)	141,824	$23,550,578

Short-Term Investments | 4.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $145,021,674)	145,021,674	145,021,674

Total Investments | 100.1% (Cost $2,848,807,861)		$3,132,458,020

Liabilities in Excess of Cash and Other Assets | (0.1)%		(2,897,005)

Net Assets | 100.0%		$3,129,561,015

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Description	Shares	Fair Value

Lazard International Equity Select Portfolio

Common Stocks | 94.8%

Australia | 2.1%
BHP Billiton, Ltd.	71,983	$1,803,718

Belgium | 1.6%
Anheuser-Busch InBev SA/NV	13,279	1,339,573

Brazil | 2.3%
BB Seguridade Participacoes SA	112,200	708,098
Cia de Saneamento Basico do Estado de Sao Paulo	64,200	385,788
Cielo SA	197,140	840,290
		1,934,176
Canada | 3.7%
Canadian National Railway Co.	10,900	891,551
National Bank of Canada	14,200	681,781
Suncor Energy, Inc.	37,000	1,505,724
		3,079,056
China | 5.4%
58.com, Inc. ADR (*)	11,525	799,143
Ping An Insurance (Group) Co. of China, Ltd., Class H	112,500	1,028,048
Tencent Holdings, Ltd.	54,600	2,718,980
		4,546,171
Denmark | 1.8%
Carlsberg A/S, Class B	9,192	1,082,306
Genmab A/S (*)	2,646	408,103
		1,490,409
Finland | 1.9%
Sampo Oyj, A Shares	32,748	1,596,924

France | 8.1%
Cie Generale des Etablissements Michelin SCA	10,736	1,305,555
Safran SA	11,770	1,427,790
Ubisoft Entertainment SA (*)	10,558	1,155,179
Valeo SA	22,491	1,227,625
Vinci SA	17,249	1,656,681
		6,772,830
Description	Shares	Fair Value

Germany | 4.6%
Continental AG	2,543	$581,243
Fresenius SE & Co. KGaA	10,870	872,821
SAP SE	21,009	2,427,107
		3,881,171
India | 1.4%
ICICI Bank, Ltd. Sponsored ADR	150,965	1,212,249

Indonesia | 0.8%
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	25,758	669,966

Ireland | 3.6%
Ryanair Holdings PLC Sponsored ADR (*)	9,982	1,140,244
Shire PLC	33,435	1,880,306
		3,020,550
Japan | 12.0%
Daiwa House Industry Co., Ltd.	55,100	1,876,074
Kao Corp.	10,900	830,768
KDDI Corp.	31,300	855,760
Makita Corp.	37,700	1,686,356
Ryohin Keikaku Co., Ltd.	5,600	1,969,663
Sony Corp.	15,500	795,243
Sumitomo Mitsui Financial Group, Inc.	32,776	1,270,132
Tokyo Electron, Ltd.	4,300	736,211
		10,020,207
Netherlands | 5.6%
ABN AMRO Group NV	27,695	716,781
Royal Dutch Shell PLC, A Shares	58,658	2,035,435
Wolters Kluwer NV	34,356	1,933,845
		4,686,061
Norway | 2.7%
Equinor ASA	44,682	1,182,572
Telenor ASA	51,650	1,058,621
		2,241,193
Philippines | 0.1%
Alliance Global Group, Inc. (*)	375,900	81,803

Russia | 0.9%
Yandex NV Class A (*)	21,955	788,184

Singapore | 1.9%
DBS Group Holdings, Ltd.	80,700	1,567,007

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  37

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (concluded)

South Africa | 1.7%
Mr. Price Group, Ltd.	31,785	$522,195
Sanlam, Ltd.	174,483	884,908
		1,407,103
South Korea | 1.5%
Samsung Electronics Co., Ltd.	29,155	1,217,395

Spain | 1.3%
Red Electrica Corporacion SA	51,947	1,056,889

Sweden | 2.9%
Assa Abloy AB, Class B	86,013	1,830,539
Nordea Bank AB	65,224	627,542
		2,458,081
Switzerland | 5.4%
ABB, Ltd.	36,410	794,491
Cie Financiere Richemont SA	7,586	642,662
Ferguson PLC	16,125	1,308,446
Novartis AG	23,427	1,774,467
		4,520,066
Taiwan | 2.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	251,341	1,788,203

Thailand | 0.7%
Kasikornbank Public Co. Ltd.	95,800	576,968

Turkey | 1.1%
Turkcell Iletisim Hizmetleri AS	346,851	915,413
Description	Shares	Fair Value

United Kingdom | 11.0%
Ashtead Group PLC	36,079	$1,074,660
British American Tobacco PLC	32,066	1,619,459
Compass Group PLC	76,900	1,638,294
Prudential PLC	104,726	2,392,853
RELX PLC	52,655	1,127,264
Unilever PLC	24,747	1,368,929
		9,221,459
United States | 6.6%
Accenture PLC, Class A	13,300	2,175,747
Aon PLC	10,760	1,475,949
Medtronic PLC	22,325	1,911,243
		5,562,939
Total Common Stocks (Cost $76,709,408)		79,455,764

Short-Term Investments | 5.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $4,299,290)	4,299,290	4,299,290

Total Investments | 99.9% (Cost $81,008,698)		$83,755,054

Cash and Other Assets in Excess of Liabilities | 0.1%		47,138

Net Assets | 100.0%		$83,802,192

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

Description	Shares	Fair Value

Lazard International Equity Concentrated Portfolio

Common Stocks | 93.4%

Australia | 2.5%
Amcor, Ltd.	166,906	$1,782,707

Belgium | 3.8%
Anheuser-Busch InBev SA/NV	26,866	2,710,216

Brazil | 1.6%
Cia de Saneamento Basico do Estado de Sao Paulo	197,850	1,188,912

Canada | 10.0%
National Bank of Canada	73,737	3,540,318
Suncor Energy, Inc.	91,088	3,706,848
		7,247,166
China | 6.4%
58.com, Inc. ADR (*)	19,791	1,372,308
Tencent Holdings, Ltd.	65,118	3,242,757
		4,615,065
France | 10.4%
Safran SA	38,188	4,632,492
Societe Generale SA	33,045	1,391,453
Valeo SA	26,537	1,448,468
		7,472,413
Germany | 5.2%
SAP SE	32,238	3,724,360

Ireland | 2.7%
Shire PLC	34,366	1,932,663

Japan | 11.3%
Bridgestone Corp.	67,200	2,625,603
Digital Garage, Inc.	43,300	1,679,112
Nexon Co., Ltd. (*)	153,300	2,223,595
Yamaha Corp.	30,700	1,592,641
		8,120,951
Netherlands | 9.4%
ABN AMRO Group NV	96,699	2,502,689
Wolters Kluwer NV	76,623	4,312,988
		6,815,677
Description	Shares	Fair Value

Taiwan | 3.9%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	76,546	$2,798,522

Turkey | 3.3%
Turkcell Iletisim Hizmetleri AS	892,631	2,355,842

United Kingdom | 15.4%
British American Tobacco PLC	51,717	2,611,912
Compass Group PLC	138,848	2,958,048
Prudential PLC	140,024	3,199,366
Rio Tinto PLC	42,290	2,332,415
		11,101,741
United States | 7.5%
Aon PLC	14,985	2,055,493
Medtronic PLC	39,363	3,369,866
		5,425,359
Total Common Stocks (Cost $66,708,840)		67,291,594

Preferred Stocks | 3.0%

Germany | 3.0%
Volkswagen AG (Cost $2,635,311)	12,823	2,129,323

Short-Term Investments | 3.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $2,518,817)	2,518,817	2,518,817

Total Investments | 99.9% (Cost $71,862,968)		$71,939,734

Cash and Other Assets in Excess of Liabilities | 0.1%		95,853

Net Assets | 100.0%		$72,035,587

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  39

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio

Common Stocks | 94.9%

Canada | 7.7%
Bombardier, Inc., Class B (*)	24,666,900	$97,568,083
CAE, Inc.	6,578,770	136,664,670
National Bank of Canada	2,419,220	116,153,475
Suncor Energy, Inc.	3,513,128	142,967,595
		493,353,823
China | 5.0%
58.com, Inc. ADR (*)	724,390	50,229,202
Alibaba Group Holding, Ltd. Sponsored ADR (*)	421,100	78,126,683
Ctrip.com International, Ltd. ADR (*)	642,900	30,621,327
Ping An Insurance (Group) Co. of China, Ltd., Class H	6,298,000	57,552,392
Tencent Holdings, Ltd.	1,985,000	98,849,352
		315,378,956
Denmark | 2.4%
Carlsberg A/S, Class B	888,832	104,654,958
Genmab A/S (*)	307,324	47,399,718
		152,054,676
Finland | 2.8%
Sampo Oyj, A Shares	3,702,369	180,542,345

France | 9.0%
Cie de Saint-Gobain	1,823,425	81,320,188
Faurecia SA	814,557	57,964,303
Safran SA	1,246,660	151,229,233
Television Francaise 1	3,524,920	37,138,727
Ubisoft Entertainment SA (*)	856,741	93,738,340
Vivendi SA	6,250,440	152,909,609
		574,300,400
Germany | 1.2%
Fresenius SE & Co. KGaA	927,227	74,452,947

India | 1.5%
Housing Development Finance Corp., Ltd.	2,396,635	66,707,946
ICICI Bank, Ltd. Sponsored ADR	3,725,700	29,917,371
		96,625,317
Indonesia | 0.0%
PT Media Nusantara Citra Tbk	36,318,000	2,325,204
Description	Shares	Fair Value

Ireland | 3.9%
Bank of Ireland Group PLC	8,931,593	$69,617,666
Kerry Group PLC, Class A	663,392	69,286,984
Shire PLC	1,996,874	112,299,512
		251,204,162
Japan | 15.6%
AEON Financial Service Co., Ltd.	4,616,100	98,000,626
CyberAgent, Inc.	648,400	38,919,195
Daiwa House Industry Co., Ltd.	4,747,200	161,635,171
Don Quijote Holdings Co., Ltd.	3,757,600	180,285,476
FANUC Corp.	349,300	69,254,735
Kao Corp.	1,423,900	108,525,702
Makita Corp.	3,037,900	135,888,065
Nexon Co., Ltd. (*)	8,282,900	120,142,329
Yamaha Corp.	1,631,900	84,658,994
		997,310,293
Luxembourg | 1.0%
ArcelorMittal	2,104,250	61,450,407

Netherlands | 4.0%
ABN AMRO Group NV	3,756,209	97,215,314
Wolters Kluwer NV	2,801,951	157,717,410
		254,932,724
New Zealand | 0.9%
Z Energy, Ltd.	10,774,387	55,225,977

Norway | 2.7%
Equinor ASA	6,577,949	174,094,700

Philippines | 0.6%
GT Capital Holdings, Inc.	2,334,915	39,808,089

Singapore | 1.9%
DBS Group Holdings, Ltd.	6,306,800	122,463,443

Spain | 0.8%
Bankia SA	13,314,597	49,644,446

Sweden | 3.0%
Assa Abloy AB, Class B	5,006,833	106,556,012
Hexagon AB, B Shares	1,537,968	85,659,352
		192,215,364
Switzerland | 3.6%
Julius Baer Group, Ltd.	2,559,486	150,362,527
Partners Group Holding AG	106,248	77,933,890
		228,296,417

The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (concluded)

Taiwan | 0.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	8,327,000	$59,243,697

United Kingdom | 20.1%
Ashtead Group PLC	3,722,291	110,873,245
British American Tobacco PLC	2,461,071	124,293,763
Bunzl PLC	2,300,070	69,652,675
CNH Industrial NV	6,112,851	64,765,649
Coca-Cola European Partners PLC	3,921,158	159,190,573
Compass Group PLC	4,650,551	99,076,354
Diageo PLC	3,924,952	140,888,879
Informa PLC	18,177,037	200,265,743
Prudential PLC	9,335,682	213,308,196
RELX PLC	4,687,675	100,356,076
		1,282,671,153
United States | 6.3%
Accenture PLC, Class A	1,055,380	172,649,614
Aon PLC	918,320	125,965,955
Medtronic PLC	1,172,640	100,389,710
		399,005,279
Total Common Stocks (Cost $5,204,416,539)		6,056,599,819
Description	Shares	Fair Value

Preferred Stocks | 1.1%

Germany | 1.1%
Volkswagen AG (Cost $86,853,410)	411,631	$68,353,367

Short-Term Investments | 3.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $209,302,045)	209,302,045	209,302,045

Total Investments | 99.3% (Cost $5,500,571,994)		$6,334,255,231

Cash and Other Assets in Excess of Liabilities | 0.7%		45,941,218

Net Assets | 100.0%		$6,380,196,449

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  41

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio

Common Stocks | 101.3%

Australia | 6.4%
APN Outdoor Group, Ltd.	598	$2,790
Aristocrat Leisure, Ltd.	1,152	26,305
BlueScope Steel, Ltd.	843	10,746
CIMIC Group, Ltd.	153	4,786
Coca-Cola Amatil, Ltd.	409	2,783
Cochlear, Ltd.	82	12,192
CSL, Ltd.	503	71,910
Link Administration Holdings, Ltd.	1,865	10,135
Qantas Airways, Ltd.	2,618	11,971
Saracen Mineral Holdings, Ltd. (*)	1,896	3,081
SmartGroup Corp., Ltd.	311	2,694
South32, Ltd.	919	2,475
		161,868
Austria | 0.3%
Erste Group Bank AG	108	4,502
Voestalpine AG	87	4,003
		8,505
Denmark | 1.4%
Danske Bank A/S	215	6,720
H Lundbeck A/S	59	4,143
Novo Nordisk A/S, Class B	520	24,018
		34,881
Finland | 0.5%
DNA Oyj	299	7,153
Fortum Oyj	202	4,818
		11,971
France | 10.5%
Air France-KLM (*)	599	4,884
AXA SA	2,101	51,473
BNP Paribas SA	208	12,893
Credit Agricole SA	326	4,346
Faurecia SA	129	9,180
Ipsen SA	134	21,002
L’Oreal SA	74	18,258
Nexity SA	61	3,852
Peugeot SA	1,091	24,878
Safran SA	85	10,311
Schneider Electric SE	43	3,577
Societe Generale SA	363	15,285
Thales SA	25	3,219
Total SA	1,258	76,500
Unibail-Rodamco-Westfield	16	3,523
		263,181
Description	Shares	Fair Value

Germany | 9.3%
Allianz SE	211	$43,601
BASF SE	243	23,230
Continental AG	160	36,570
Covestro AG	474	42,265
Deutsche Lufthansa AG	868	20,873
Deutsche Telekom AG	511	7,930
HUGO BOSS AG	105	9,523
Infineon Technologies AG	213	5,428
Rheinmetall AG	74	8,172
SAP SE	187	21,603
Schaeffler AG (Preference Shares)	418	5,435
Siltronic AG	65	9,294
		233,924
Hong Kong | 3.7%
CK Asset Holdings, Ltd.	2,000	15,803
CK Hutchison Holdings, Ltd.	500	5,277
Global Cord Blood Corp. (*)	200	1,898
Hong Kong Exchanges & Clearing, Ltd.	400	11,985
Jardine Matheson Holdings, Ltd.	347	21,868
Techtronic Industries Co., Ltd.	500	2,776
The Wharf Holdings, Ltd.	5,814	18,623
WH Group, Ltd.	3,989	3,225
Wharf Real Estate Investment Co., Ltd.	814	5,780
Wheelock & Co., Ltd.	1,000	6,951
		94,186
Italy | 3.2%
Enel SpA	7,756	42,969
Intesa Sanpaolo SpA	10,799	31,258
UniCredit SpA	397	6,603
		80,830
Japan | 25.3%
Adastria Co., Ltd.	200	2,532
Asahi Glass Co., Ltd.	500	19,445
Canon, Inc.	800	26,203
Daicel Corp.	1,400	15,472
Daito Trust Construction Co., Ltd.	100	16,251
Daiwa House Industry Co., Ltd.	900	30,644
Denso Corp.	100	4,865
East Japan Railway Co. ADR	714	11,338
FUJIFILM Holdings Corp.	300	11,703
Haseko Corp.	1,100	15,180
Hitachi, Ltd.	2,000	14,088
Itochu Techno-Solutions Corp.	400	6,902
Japan Post Holdings Co., Ltd.	1,500	16,422
JFE Holdings, Inc.	400	7,546

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Kakaku.com, Inc.	300	$6,761
Kao Corp.	100	7,622
KDDI Corp.	400	10,936
Maeda Corp.	200	2,294
Miraca Holdings, Inc.	100	2,977
Mitsubishi Electric Corp.	700	9,301
Mitsubishi UFJ Financial Group, Inc.	9,700	55,016
MS&AD Insurance Group Holdings, Inc.	900	27,955
Nippon Light Metal Holdings Co., Ltd.	900	2,020
Nippon Steel & Sumitomo Metal Corp.	100	1,961
Nishimatsu Construction Co., Ltd.	400	11,468
Nissan Motor Co., Ltd.	3,788	36,810
Nitto Denko Corp.	200	15,110
Nomura Holdings, Inc.	1,700	8,230
NTT DOCOMO, Inc.	2,300	58,578
Okumura Corp.	200	6,521
ORIX Corp.	1,900	30,008
Prima Meat Packers, Ltd.	1,000	5,782
Seven & I Holdings Co., Ltd.	300	13,076
Shionogi & Co., Ltd.	200	10,264
Sompo Holdings, Inc.	500	20,199
Start Today Co., Ltd.	300	10,861
Taisei Corp.	300	16,529
Teijin, Ltd.	300	5,498
The Chiba Bank, Ltd.	400	2,818
The Dai-ichi Life Insurance Co., Ltd.	400	7,115
Tokyo Electron, Ltd.	200	34,242
Tokyo Gas Co., Ltd.	400	10,614
Toyo Construction Co., Ltd.	500	2,219
Toyo Seikan Group Holdings, Ltd.	300	5,265
		636,641
Macau | 0.2%
Wynn Macau, Ltd.	1,200	3,854

Netherlands | 4.5%
Aegon NV	1,953	11,671
Koninklijke Ahold Delhaize NV	712	17,034
Royal Dutch Shell PLC, A Shares	1,724	59,744
Wolters Kluwer NV	445	25,048
		113,497
New Zealand | 0.1%
a2 Milk Co., Ltd. (*)	417	3,230
Description	Shares	Fair Value

Norway | 3.4%
DNO ASA (*)	1,569	$2,887
Equinor ASA	2,528	66,907
Salmar ASA	164	6,882
Telenor ASA	366	7,502
		84,178
Portugal | 0.3%
Jeronimo Martins SGPS SA	479	6,892

Russia | 0.7%
Evraz PLC	2,498	16,754

Singapore | 1.7%
DBS Group Holdings, Ltd.	400	7,767
Oversea-Chinese Banking Corp., Ltd.	1,800	15,329
United Overseas Bank, Ltd.	600	11,816
UOL Group, Ltd.	900	5,020
Venture Corp., Ltd.	300	3,910
		43,842
South Africa | 0.1%
Mondi PLC	104	2,801

Spain | 1.7%
Amadeus IT Group SA	260	20,486
Banco Bilbao Vizcaya Argentaria SA	3,135	22,142
		42,628
Sweden | 2.4%
Atlas Copco AB, Class A	287	8,318
Electrolux AB, Series B	442	10,059
Epiroc AB, Class A (*)	287	3,012
Granges AB	308	4,029
Mycronic AB	250	2,794
Sandvik AB	514	9,109
Volvo AB, Class B	1,502	23,925
		61,246
Switzerland | 7.7%
ABB, Ltd.	138	3,011
Adecco Group AG	223	13,175
Barry Callebaut AG	1	1,796
Nestle SA	410	31,741
Novartis AG	681	51,582
Partners Group Holding AG	23	16,871
Roche Holding AG	342	76,173
		194,349

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  43

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (concluded)

United Kingdom | 16.9%
Anglo American PLC	246	$5,463
Ashtead Group PLC	504	15,012
Associated British Foods PLC	738	26,609
Cineworld Group PLC	3,123	10,944
Fiat Chrysler Automobiles NV (*)	481	9,156
Hargreaves Lansdown PLC	1,192	31,005
Howden Joinery Group PLC	5,533	39,133
Imperial Brands PLC	729	27,145
International Consolidated Airlines Group SA	3,306	29,000
KAZ Minerals PLC (*)	416	4,594
Lloyds Banking Group PLC	13,341	11,099
Persimmon PLC	691	23,093
Redrow PLC	718	5,049
Rio Tinto, Ltd.	21	1,304
Royal Bank of Scotland Group PLC (*)	14,041	47,441
Sophos Group PLC	748	6,237
SSE PLC	1,207	21,564
SSP Group PLC	249	2,083
Tate & Lyle PLC	1,720	14,668
Taylor Wimpey PLC	4,026	9,503
Unilever NV	1,161	64,719
Vodafone Group PLC	2,904	7,037
WH Smith PLC	509	13,425
		425,283
Description	Shares	Fair Value

United States | 1.0%
Carnival PLC	324	$18,534
ICON PLC (*)	48	6,361
		24,895
Total Common Stocks (Cost $2,473,762)		2,549,436

Rights | 0.0%

Italy | 0.0%
Intesa Sanpaolo SpA, Expires 07/17/18 (‡) (Cost $0)	10,799	0

Short-Term Investments | 1.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $45,910)	45,910	45,910

Total Investments | 103.1% (Cost $2,519,672)		$2,595,346

Liabilities in Excess of Cash and Other Assets | (3.1)%		(77,343)

Net Assets | 100.0%		$2,518,003

The accompanying notes are an integral part of these financial statements.

44  Semi-Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 98.1%

Australia | 4.7%
carsales.com, Ltd.	84,776	$950,649
Hansen Technologies, Ltd.	271,958	636,295
MYOB Group, Ltd.	308,354	660,428
Pact Group Holdings, Ltd.	37,503	146,191
SpeedCast International, Ltd.	260,710	1,193,715
		3,587,278
Belgium | 2.5%
Barco NV	6,672	813,651
Kinepolis Group NV	17,405	1,103,043
		1,916,694
Canada | 4.6%
Altus Group, Ltd.	42,465	946,753
StorageVault Canada, Inc.	365,100	685,960
The Descartes Systems Group, Inc. (*)	32,500	1,058,818
Toromont Industries, Ltd.	18,000	778,519
		3,470,050
China | 0.8%
JNBY Design, Ltd.	268,000	612,662

Denmark | 1.5%
Royal Unibrew A/S	14,310	1,140,153

Finland | 1.1%
Altia Oyj	78,360	796,849

France | 2.5%
Chargeurs SA	35,445	1,057,114
Kaufman & Broad SA	17,932	845,268
		1,902,382
Germany | 8.9%
Aroundtown SA	180,199	1,482,300
AURELIUS Equity Opportunities SE & Co. KGaA	11,815	702,468
CompuGroup Medical SE	20,032	1,028,522
Corestate Capital Holding SA	16,266	869,516
JOST Werke AG	25,519	976,214
Norma Group SE	14,641	1,003,958
PATRIZIA Immobilien AG	38,175	736,399
		6,799,377
Hong Kong | 0.6%
Tongda Group Holdings, Ltd.	2,340,000	473,572
Description	Shares	Fair Value

Ireland | 2.5%
Dalata Hotel Group PLC (*)	139,234	$1,133,874
Glenveagh Properties PLC	590,686	794,583
		1,928,457
Israel | 0.8%
Taptica international, Ltd.	137,967	618,936

Italy | 4.1%
Banca Generali SpA	25,988	645,597
Carel Industries SpA	57,467	549,563
Cerved Group SpA	90,835	973,500
Ei Towers SpA	16,583	915,999
		3,084,659
Japan | 24.5%
Ai Holdings Corp.	32,760	708,789
Anicom Holdings, Inc.	21,800	820,054
Ariake Japan Co., Ltd.	6,783	583,452
Create SD Holdings Co., Ltd.	30,400	873,539
DA Consortium Holdings, Inc.	28,600	796,399
DaikyoNishikawa Corp.	63,200	925,217
Dip Corp.	35,500	911,651
Financial Products Group Co., Ltd.	84,337	1,086,462
GMO internet, Inc.	31,900	758,626
Iriso Electronics Co., Ltd.	15,982	963,822
Jafco Co., Ltd.	22,200	901,497
Macromill, Inc.	28,100	691,786
Nissei ASB Machine Co., Ltd.	22,900	1,190,727
Open House Co., Ltd.	18,300	1,080,137
Persol Holdings Co., Ltd.	28,700	639,504
Sanwa Holdings Corp.	86,800	918,241
Seria Co., Ltd.	14,800	711,182
TechnoPro Holdings, Inc.	16,445	1,008,918
Tokai Carbon Co., Ltd.	41,800	748,189
Toridoll Holdings Corp.	21,300	502,990
USS Co., Ltd.	39,700	754,672
Zenkoku Hosho Co., Ltd.	23,342	1,055,367
		18,631,221
Jersey | 1.4%
JTC PLC	207,111	1,050,716

Luxembourg | 2.4%
Orion Engineered Carbons SA	26,000	802,100
Stabilus SA	11,332	1,019,642
		1,821,742

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  45

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (concluded)

Netherlands | 2.4%
Aalberts Industries NV	17,638	$843,956
Van Lanschot Kempen NV	33,546	946,339
		1,790,295
New Zealand | 0.9%
Z Energy, Ltd.	127,929	655,722

Singapore | 2.0%
BOC Aviation, Ltd.	110,100	683,302
XP Power, Ltd.	18,585	865,866
		1,549,168
Sweden | 7.1%
Alimak Group AB	47,323	724,361
Dometic Group AB	87,446	858,363
Granges AB	66,165	865,574
Indutrade AB	31,075	741,594
Inwido AB	64,158	458,910
Lifco AB, B Shares	27,486	977,995
Loomis AB, B Shares	21,623	750,700
		5,377,497
Switzerland | 1.4%
Kardex AG	7,870	1,090,569

Taiwan | 0.8%
Primax Electronics, Ltd.	149,000	301,707
Sunny Friend Environmental Technology Co., Ltd.	47,000	331,232
		632,939
United Kingdom | 18.6%
Arrow Global Group PLC	180,684	577,007
Ascential PLC	165,988	990,163
Auto Trader Group PLC	160,906	904,277
Description	Shares	Fair Value

Burford Capital, Ltd.	42,868	$845,146
Clinigen Healthcare, Ltd.	88,905	1,075,185
Equiniti Group PLC	269,678	876,912
Hunting PLC (*)	82,646	844,853
Polypipe Group PLC	209,225	1,060,881
Quilter PLC	304,253	581,909
Rentokil Initial PLC	183,881	851,003
Rightmove PLC	16,673	1,168,248
RPC Group PLC	126,864	1,252,262
Savills PLC	83,923	962,657
Smart Metering Systems PLC	120,112	1,233,064
Victoria PLC (*)	80,857	880,368
		14,103,935
United States | 2.0%
Core Laboratories NV	6,460	815,317
Samsonite International SA	190,200	670,352
		1,485,669
Total Common Stocks (Cost $61,924,815)		74,520,542

Short-Term Investments | 2.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $1,752,791)	1,752,791	1,752,791

Total Investments | 100.4% (Cost $63,677,606)		$76,273,333

Liabilities in Excess of Cash and Other Assets | (0.4)%		(273,085)

Net Assets | 100.0%		$76,000,248

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

Description	Shares	Fair Value

Lazard Equity Franchise Portfolio

Common Stocks | 98.5%

France | 5.1%
Societe BIC SA	4,841	$448,716

Italy | 8.3%
Atlantia SpA	12,306	363,347
Terna SpA	68,414	369,165
		732,512
Luxembourg | 6.1%
SES SA	29,744	544,361

United Kingdom | 7.7%
National Grid PLC	23,181	256,462
United Utilities Group PLC	42,099	423,921
		680,383
United States | 71.3%
Alphabet, Inc., Class C (*)	160	178,504
Cisco Systems, Inc.	3,841	165,278
CVS Health Corp.	2,700	173,745
Edison International	4,367	276,300
Express Scripts Holding Co. (*)	6,790	524,256
H&R Block, Inc.	21,958	500,203
International Game Technology PLC	21,588	501,705
McKesson Corp.	2,451	326,963
Medtronic PLC	4,056	347,234
Description	Shares	Fair Value

Microsoft Corp.	1,786	$176,118
Nielsen Holdings PLC	17,651	545,946
Omnicom Group, Inc.	4,839	369,071
Oracle Corp.	12,199	537,488
PG&E Corp.	9,997	425,472
QUALCOMM, Inc.	3,060	171,727
Stericycle, Inc. (*)	8,753	571,483
Tapestry, Inc.	3,239	151,294
The Procter & Gamble Co.	2,359	184,144
Visa, Inc., Class A	1,325	175,496
		6,302,427
Total Common Stocks (Cost $8,756,472)		8,708,399

Short-Term Investments | 1.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $113,948)	113,948	113,948

Total Investments | 99.8% (Cost $8,870,420)		$8,822,347

Cash and Other Assets in Excess of Liabilities | 0.2%		17,107

Net Assets | 100.0%		$8,839,454

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  47

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio

Common Stocks | 96.5%

Belgium | 1.2%
Anheuser-Busch InBev SA/NV	8,522	$859,691

Brazil | 0.4%
Cielo SA	68,320	291,207

Canada | 3.9%
CAE, Inc.	29,740	617,806
Canadian National Railway Co.	13,400	1,096,035
National Bank of Canada	21,765	1,044,998
		2,758,839
China | 2.2%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	3,050	565,867
Tencent Holdings, Ltd.	19,020	947,161
		1,513,028
Finland | 1.0%
Sampo Oyj, A Shares	14,677	715,709

France | 1.6%
Ubisoft Entertainment SA (*)	9,914	1,084,718

Germany | 2.1%
Continental AG	3,287	751,295
Symrise AG	8,451	740,847
		1,492,142
Hong Kong | 3.0%
AIA Group, Ltd.	122,145	1,057,438
Hang Seng Bank, Ltd.	41,600	1,035,285
		2,092,723
India | 1.1%
Indiabulls Housing Finance, Ltd. GDR (Luxembourg)	26,424	438,638
Indiabulls Housing Finance, Ltd. GDR (United States)	17,955	298,053
		736,691
Ireland | 0.8%
Shire PLC	9,482	533,246

Israel | 1.0%
Israel Discount Bank, Ltd., Class A	235,617	689,121
Description	Shares	Fair Value

Japan | 6.8%
Daiwa House Industry Co., Ltd.	24,585	$837,083
Kansai Paint Co., Ltd.	28,100	582,671
Kao Corp.	10,000	762,172
Ryohin Keikaku Co., Ltd.	2,860	1,005,935
TechnoPro Holdings, Inc.	12,600	773,023
Yamaha Corp.	15,200	788,539
		4,749,423
Netherlands | 2.0%
Wolters Kluwer NV	25,367	1,427,869

Singapore | 1.1%
Oversea-Chinese Banking Corp., Ltd.	93,000	791,986

South Africa | 1.6%
Distell Group Holdings, Ltd. (*)	69,600	702,723
Sanlam, Ltd.	81,160	411,611
		1,114,334
Sweden | 3.4%
Assa Abloy AB, Class B	26,955	573,659
Epiroc AB, Class B (*)	61,900	566,701
Hexagon AB, B Shares	14,232	792,672
Nordea Bank AB	48,311	464,817
		2,397,849
Switzerland | 0.8%
Julius Baer Group, Ltd.	9,278	545,056

Taiwan | 0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	16,660	609,090

United Kingdom | 13.3%
Ashtead Group PLC	33,036	984,020
British American Tobacco PLC	9,523	480,949
Bunzl PLC	17,700	536,007
Coca-Cola European Partners PLC	18,360	746,150
Compass Group PLC	37,793	805,150
Diageo PLC	29,939	1,074,681
Prudential PLC	32,168	734,997
RELX NV	57,860	1,231,668
Rio Tinto PLC	10,395	573,314
RSA Insurance Group PLC	79,087	708,981
Unilever PLC	25,350	1,402,285
		9,278,202

The accompanying notes are an integral part of these financial statements.

48  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (concluded)

United States | 48.3%
Accenture PLC, Class A	8,020	$1,311,992
Alphabet, Inc., Class A (*)	1,739	1,963,661
Aon PLC	9,260	1,270,194
Applied Materials, Inc.	8,460	390,767
Biogen, Inc. (*)	4,535	1,316,238
Cisco Systems, Inc.	19,145	823,809
Comerica, Inc.	8,185	744,180
DXC Technology Co.	6,215	500,991
Eaton Corp. PLC	13,130	981,336
eBay, Inc. (*)	16,600	601,916
Facebook, Inc., Class A (*)	5,900	1,146,488
Five Below, Inc. (*)	5,175	505,649
Honeywell International, Inc.	8,058	1,160,755
Intercontinental Exchange, Inc.	16,195	1,191,142
IQVIA Holdings, Inc. (*)	11,960	1,193,847
Johnson & Johnson	9,205	1,116,935
Microsoft Corp.	16,885	1,665,030
Motorola Solutions, Inc.	7,220	840,191
Rockwell Automation, Inc.	4,025	669,076
S&P Global, Inc.	5,265	1,073,481
Schlumberger, Ltd.	13,771	923,070
Snap-on, Inc.	4,100	658,952
Starbucks Corp.	18,735	915,205
Description	Shares	Fair Value

The Charles Schwab Corp.	20,375	$1,041,163
The Coca-Cola Co.	33,115	1,452,424
The Procter & Gamble Co.	14,065	1,097,914
Thermo Fisher Scientific, Inc.	5,990	1,240,769
United Technologies Corp.	6,274	784,438
Visa, Inc., Class A	9,588	1,269,931
Welbilt, Inc. (*)	49,335	1,100,664
Worldpay, Inc., Class A (*)	18,260	1,493,303
Zoetis, Inc.	15,167	1,292,077
		33,737,588
Total Common Stocks (Cost $58,461,790)		67,418,512

Short-Term Investments | 3.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $2,696,393)	2,696,393	2,696,393

Total Investments | 100.4% (Cost $61,158,183)		$70,114,905

Liabilities in Excess of Cash and Other Assets | (0.4)%		(304,047)

Net Assets | 100.0%		$69,810,858

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  49

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio

Common Stocks | 98.7%

Canada | 1.5%
Toromont Industries, Ltd.	1,020	$44,116

China | 2.3%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	352	65,307

Denmark | 1.2%
Genmab A/S (*)	218	33,623

Finland | 1.8%
Sampo Oyj, A Shares	1,040	50,715

France | 3.1%
Ubisoft Entertainment SA (*)	276	30,198
Vivendi SA	2,398	58,664
		88,862
Germany | 1.7%
OSRAM Licht AG	305	12,458
Siemens AG	283	37,398
		49,856
Greece | 1.2%
OPAP SA	3,137	35,153

Hong Kong | 3.8%
AIA Group, Ltd.	7,000	60,600
Techtronic Industries Co., Ltd.	8,863	49,214
		109,814
India | 1.4%
ICICI Bank, Ltd. Sponsored ADR	5,000	40,150

Indonesia | 0.2%
PT Media Nusantara Citra Tbk	83,600	5,352

Israel | 1.4%
Israel Discount Bank, Ltd., Class A	13,808	40,385
Description	Shares	Fair Value

Japan | 7.8%
Daiwa House Industry Co., Ltd.	1,500	$51,073
Digital Garage, Inc.	1,000	38,779
Don Quijote Holdings Co., Ltd.	400	19,192
Nexon Co., Ltd. (*)	3,600	52,217
TechnoPro Holdings, Inc.	500	30,675
Tokyo Electron, Ltd.	200	34,242
		226,178
Netherlands | 1.2%
ABN AMRO Group NV	1,321	34,189

New Zealand | 0.9%
Trade Me Group, Ltd.	8,160	25,742

South Africa | 3.8%
Naspers, Ltd., N Shares	303	76,791
Sanlam, Ltd.	6,555	33,244
		110,035
Switzerland | 3.3%
Partners Group Holding AG	71	52,079
The Swatch Group AG	93	44,176
		96,255
Taiwan | 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	755	27,603

United Kingdom | 8.7%
British American Tobacco PLC	459	23,181
Bunzl PLC	1,273	38,550
Coca-Cola European Partners PLC	1,374	55,782
Informa PLC	5,870	64,673
Prudential PLC	1,672	38,203
Rio Tinto PLC	537	29,617
		250,006
United States | 52.4%
Accenture PLC, Class A	420	68,708
Activision Blizzard, Inc.	874	66,704
Alphabet, Inc., Class A (*)	99	111,790
Aon PLC	464	63,647
Bank of America Corp.	2,004	56,493
Biogen, Inc. (*)	177	51,372

The accompanying notes are an integral part of these financial statements.

50  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (concluded)

Comerica, Inc.	669	$60,825
Danaher Corp.	400	39,472
Deere & Co.	326	45,575
EOG Resources, Inc.	427	53,132
Facebook, Inc., Class A (*)	338	65,680
Halliburton Co.	1,022	46,051
Intercontinental Exchange, Inc.	956	70,314
IQVIA Holdings, Inc. (*)	509	50,808
Medtronic PLC	401	34,330
Microsoft Corp.	1,045	103,047
Palo Alto Networks, Inc. (*)	139	28,560
Raytheon Co.	326	62,977
S&P Global, Inc.	345	70,342
Starbucks Corp.	667	32,583
The Coca-Cola Co.	1,688	74,036
Union Pacific Corp.	267	37,828
Visa, Inc., Class A	645	85,430
Welbilt, Inc. (*)	1,504	33,554
Description	Shares	Fair Value

Worldpay, Inc., Class A (*)	551	$45,061
Zoetis, Inc.	598	50,944
		1,509,263
Total Common Stocks (Cost $2,497,049)		2,842,604

Short-Term Investments | 2.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $84,969)	84,969	84,969

Total Investments | 101.6% (Cost $2,582,018)		$2,927,573

Liabilities in Excess of Cash and Other Assets | (1.6)%		(46,260)

Net Assets | 100.0%		$2,881,313

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  51

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio

Common Stocks | 98.4%

Australia | 3.6%
Cochlear, Ltd.	316	$46,983
CSL, Ltd.	1,996	285,352
Flight Centre Travel Group, Ltd.	1,135	53,437
Investa Office Fund REIT	13,498	52,282
Link Administration Holdings, Ltd.	8,258	44,878
Qantas Airways, Ltd.	22,443	102,626
Regis Resources, Ltd.	13,808	52,582
Sandfire Resources NL	5,851	39,844
Stockland REIT	18,330	54,023
		732,007
Belgium | 0.2%
Proximus SADP	2,025	45,674

Canada | 6.7%
Air Canada (*)	6,114	98,827
BRP, Inc.	1,839	88,659
CAE, Inc.	3,923	81,495
CGI Group, Inc., Class A (*)	827	52,407
CI Financial Corp.	2,545	45,745
Colliers International Group, Inc.	1,003	76,309
Constellation Software, Inc.	120	93,064
National Bank of Canada	2,888	138,661
Parex Resources, Inc. (*)	3,556	67,136
Quebecor, Inc., Class B	5,466	111,927
Rogers Communications, Inc., Class B	2,469	117,266
Royal Bank of Canada	2,101	158,200
Suncor Energy, Inc.	2,526	102,796
Teck Resources, Ltd., Class B	1,686	42,950
The Toronto-Dominion Bank	1,263	73,101
		1,348,543
Denmark | 1.2%
Danske Bank A/S	4,761	148,805
DFDS A/S	512	32,670
H. Lundbeck A/S	867	60,877
		242,352
Faeroe Islands | 0.3%
Bakkafrost P/F	1,124	62,394

Finland | 0.5%
Fortum Oyj	4,390	104,713
Description	Shares	Fair Value

France | 2.6%
AXA SA	4,366	$106,963
Engie SA	6,278	96,078
Hermes International	83	50,730
Ipsen SA	314	49,214
Thales SA	380	48,925
Total SA	2,931	178,238
		530,148
Germany | 1.7%
Allianz SE	358	73,977
Covestro AG	1,057	94,249
Deutsche Lufthansa AG	3,708	89,168
Rheinmetall AG	445	49,141
Schaeffler AG (Preference Shares)	2,574	33,471
		340,006
Hong Kong | 2.1%
CK Asset Holdings, Ltd.	8,000	63,210
Kerry Properties, Ltd.	11,000	52,553
Swire Pacific, Ltd., Class A	7,500	79,244
Swire Properties, Ltd.	19,800	73,179
The Wharf Holdings, Ltd.	16,000	51,249
Wharf Real Estate Investment Co., Ltd.	4,959	35,215
Wheelock & Co., Ltd.	10,000	69,509
		424,159
Israel | 1.0%
Bank Leumi Le-Israel BM	11,802	69,900
Israel Discount Bank, Ltd., Class A	25,557	74,748
Nice, Ltd. (*)	536	55,630
		200,278
Italy | 1.2%
Enel SpA	20,837	115,440
Intesa Sanpaolo SpA	14,005	40,538
Poste Italiane SpA	5,717	47,732
Terna SpA	7,915	42,709
		246,419
Japan | 5.8%
Amano Corp.	2,200	51,957
Central Japan Railway Co.	300	62,201
Daicel Corp.	4,200	46,417
Daito Trust Construction Co., Ltd.	400	65,006
East Japan Railway Co.	1,100	105,350
Japan Post Holdings Co., Ltd.	10,100	110,576
Kamigumi Co., Ltd.	3,300	68,411
Kao Corp.	600	45,730
MS&AD Insurance Group Holdings, Inc.	1,300	40,380
NTT DOCOMO, Inc.	7,000	178,281
Okumura Corp.	1,200	39,127
Shikoku Electric Power Co., Inc.	3,600	48,144

The accompanying notes are an integral part of these financial statements.

52  Semi-Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Sompo Holdings, Inc.	1,900	$76,757
Subaru Corp.	1,600	46,548
The Dai-ichi Life Insurance Co., Ltd.	2,700	48,026
Tokyo Gas Co., Ltd.	3,300	87,568
Toyobo Co., Ltd.	2,700	44,894
		1,165,373
Malta | 0.3%
Kindred Group PLC	4,071	51,214

Netherlands | 1.0%
Euronext NV	696	44,171
Koninklijke Ahold Delhaize NV	3,294	78,806
Royal Dutch Shell PLC, A Shares	2,116	73,329
		196,306
New Zealand | 0.2%
Spark New Zealand, Ltd.	15,746	39,749

Norway | 4.3%
Aker BP ASA	1,170	43,091
DNO ASA (*)	26,086	48,003
Equinor ASA	12,246	324,108
Leroy Seafood Group ASA	13,279	89,453
Marine Harvest ASA	3,499	69,670
Salmar ASA	1,694	71,083
Telenor ASA	11,363	232,896
		878,304
Portugal | 0.2%
Galp Energia SGPS SA	2,656	50,504

Russia | 0.3%
Evraz PLC	8,047	53,971

Singapore | 2.2%
City Developments, Ltd.	5,100	41,009
Oversea-Chinese Banking Corp., Ltd.	11,800	100,489
Singapore Airlines, Ltd.	11,800	92,366
Singapore Technologies Engineering, Ltd.	38,500	92,764
UOL Group, Ltd.	22,200	123,818
		450,446
Spain | 0.4%
Amadeus IT Group SA	661	52,081
Corporacion Financiera Alba SA	337	19,574
		71,655
Sweden | 1.5%
Atlas Copco AB, Class B	1,607	42,026
Axfood AB	5,746	110,480
Description	Shares	Fair Value

Boliden AB	1,782	$57,663
Electrolux AB, Series B	1,697	38,620
Volvo AB, Class B	3,117	49,650
		298,439
Switzerland | 2.9%
Georg Fischer AG	59	75,610
Novartis AG	1,909	144,596
Partners Group Holding AG	91	66,749
Roche Holding AG	1,365	303,733
		590,688
United Kingdom | 5.0%
Abcam PLC	2,987	52,521
Admiral Group PLC	3,035	76,340
Anglo American PLC	2,088	46,370
Cineworld Group PLC	22,073	77,348
Compass Group PLC	13,919	296,533
Hargreaves Lansdown PLC	2,883	74,988
Howden Joinery Group PLC	10,853	76,759
International Consolidated Airlines Group SA	5,915	51,621
Janus Henderson Group PLC	1,535	47,171
National Grid PLC	4,408	48,768
Persimmon PLC	1,832	61,226
WH Smith PLC	3,870	102,074
		1,011,719
United States | 53.2%
Amdocs, Ltd.	920	60,895
Ameren Corp.	1,499	91,214
American Express Co.	1,836	179,928
Anthem, Inc.	265	63,078
Aon PLC	2,153	295,327
Apple, Inc.	300	55,533
AT&T, Inc.	986	31,660
Atmos Energy Corp.	2,201	198,398
Automatic Data Processing, Inc.	425	57,009
Avery Dennison Corp.	1,755	179,185
BGC Partners, Inc., Class A	4,755	53,827
Booking Holdings, Inc. (*)	23	46,623
BorgWarner, Inc.	1,080	46,613
Bristol-Myers Squibb Co.	794	43,940
Broadridge Financial Solutions, Inc.	1,505	173,225
Carnival Corp.	2,261	129,578
Carnival PLC	1,744	99,761
CBRE Group, Inc., Class A (*)	1,057	50,461
Centene Corp. (*)	466	57,416
Church & Dwight Co., Inc.	850	45,186
Cigna Corp.	849	144,288
Colgate-Palmolive Co.	745	48,283
Comcast Corp., Class A	1,410	46,262
Costco Wholesale Corp.	294	61,440

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  53

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (concluded)

Deckers Outdoor Corp. (*)	537	$60,622
Delta Air Lines, Inc.	918	45,478
Eastman Chemical Co.	1,541	154,038
Edwards Lifesciences Corp. (*)	365	53,133
Eli Lilly & Co.	2,640	225,271
Encompass Health Corp.	743	50,316
Exelon Corp.	1,003	42,728
Express Scripts Holding Co. (*)	957	73,890
F5 Networks, Inc. (*)	817	140,892
FactSet Research Systems, Inc.	429	84,985
Fiserv, Inc. (*)	2,290	169,666
Graco, Inc.	1,043	47,164
HCA Healthcare, Inc.	406	41,656
Honeywell International, Inc.	517	74,474
Humana, Inc.	303	90,182
Insperity, Inc.	726	69,151
Intel Corp.	3,327	165,385
Intuit, Inc.	242	49,442
IQVIA Holdings, Inc. (*)	679	67,778
j2 Global, Inc.	559	48,415
Jabil, Inc.	1,746	48,294
Johnson & Johnson	867	105,202
Jones Lang LaSalle, Inc.	291	48,303
Kimberly-Clark Corp.	1,993	209,943
Lamb Weston Holdings, Inc.	866	59,330
Lockheed Martin Corp.	877	259,092
LPL Financial Holdings, Inc.	772	50,597
Marsh & McLennan Cos., Inc.	2,386	195,580
MasterCard, Inc., Class A	987	193,965
Maxim Integrated Products, Inc.	2,148	126,002
McGrath RentCorp	882	55,804
Morgan Stanley	1,016	48,158
NetApp, Inc.	710	55,756
New Relic, Inc. (*)	501	50,396
Newmont Mining Corp.	1,169	44,083
Nordstrom, Inc.	1,001	51,832
Northrop Grumman Corp.	754	232,006
Omnicom Group, Inc.	3,740	285,250
Oracle Corp.	1,580	69,615
Palo Alto Networks, Inc. (*)	263	54,039
Park Hotels & Resorts, Inc. REIT	1,626	49,804
Paychex, Inc.	2,234	152,694
PepsiCo, Inc.	1,209	131,624
PG&E Corp.	1,499	63,797
Philip Morris International, Inc.	1,929	155,747
Pinnacle West Capital Corp.	1,060	85,394
Raytheon Co.	1,010	195,112
Description	Shares	Fair Value

Red Hat, Inc. (*)	589	$79,144
Republic Services, Inc.	3,116	213,010
Ross Stores, Inc.	3,316	281,031
Royal Caribbean Cruises, Ltd.	559	57,912
Seagate Technology PLC	831	46,927
Simon Property Group, Inc. REIT	1,745	296,982
Starbucks Corp.	4,022	196,475
Sturm Ruger & Co., Inc.	834	46,704
Sysco Corp.	4,618	315,363
Teradyne, Inc.	2,000	76,140
Texas Instruments, Inc.	1,302	143,545
The Boeing Co.	467	156,683
The Estee Lauder Cos., Inc., Class A	1,955	278,959
The Procter & Gamble Co.	3,116	243,235
The TJX Cos., Inc.	2,373	225,862
UnitedHealth Group, Inc.	310	76,055
USANA Health Sciences, Inc. (*)	455	52,462
Varian Medical Systems, Inc. (*)	699	79,490
Virtu Financial, Inc., Class A	1,530	40,622
Visa, Inc., Class A	400	52,980
Waste Management, Inc.	3,429	278,915
WW Grainger, Inc.	556	171,470
Xcel Energy, Inc.	1,268	57,922
Zoetis, Inc.	2,156	183,670
		10,742,773
Total Common Stocks (Cost $19,623,696)		19,877,834

Rights | 0.0%

Italy | 0.0%
Intesa Sanpaolo SpA, Expires 07/17/18 (‡) (Cost $0)	21,604	0

Short-Term Investments | 3.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $674,469)	674,469	674,469

Total Investments | 101.7% (Cost $20,298,165)		$20,552,303

Liabilities in Excess of Cash and Other Assets | (1.7)%		(353,200)

Net Assets | 100.0%		$20,199,103

The accompanying notes are an integral part of these financial statements.

54  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2018 (unaudited)

(*)	Non-income producing security.

(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy — see Note 9 in the Notes to Financial Statements.

Security Abbreviations:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
REIT	— Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  55

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

Aerospace & Defense	1.8%	1.7%	6.4%	6.0%	0.5%
Airlines	1.5	1.4	—	—	2.7
Auto Components	2.6	3.7	5.7	0.9	2.2
Automobiles	1.7	—	3.0	1.1	2.8
Banks	8.4	7.9	10.3	7.6	10.1
Beverages	3.9	2.9	3.8	6.3	0.1
Biotechnology	2.0	2.7	2.7	2.5	2.9
Building Products	2.9	2.2	—	2.9	0.8
Capital Markets	1.2	—	—	3.6	2.7
Chemicals	2.0	—	—	—	4.0
Commercial Services & Suppliers	—	—	—	—	0.1
Communications Equipment	—	—	—	—	—
Construction & Engineering	2.0	2.0	—	—	1.7
Consumer Finance	—	—	—	1.5	—
Containers & Packaging	—	—	2.5	—	0.2
Diversified Consumer Services	—	—	—	—	—
Diversified Financial Services	—	—	—	0.6	1.2
Diversified Telecommunication Services	2.3	2.1	—	—	0.9
Electric Utilities	1.4	1.3	—	—	2.8
Electrical Equipment	1.1	0.9	—	—	0.6
Electronic Equipment, Instruments & Components	—	—	—	1.3	0.8
Energy Equipment & Services	0.8	—	—	—	—
Equity Real Estate Investment Trusts (REITs)	—	—	—	—	0.2
Food & Staples Retailing	—	—	—	—	1.5
Food Products	—	—	—	1.1	3.7
Gas Utilities	—	—	—	—	0.4
Health Care Equipment & Supplies	2.2	2.3	4.7	1.6	0.5
Health Care Providers & Services	1.4	1.0	—	1.2	0.2
Health Care Technology	—	—	—	—	—
Hotels, Restaurants & Leisure	2.0	2.0	4.1	1.6	2.0
Household Durables	1.1	0.9	—	—	2.6
Household Products	—	—	—	—	—
Industrial Conglomerates	—	0.1	—	—	1.4
Insurance	7.8	9.6	7.3	9.1	7.1
Internet & Catalog Retail	—	—	—	0.5	0.4
Internet Software & Services	—	5.1	6.4	3.6	0.3
IT Services	2.6	3.6	2.3	2.7	1.5
Leisure Products	1.5	—	2.2	1.3	—
Life Sciences Tools & Services	—	—	—	—	0.3
Machinery	2.2	2.0	—	4.2	1.8
Marine	—	—	—	—	—
Media	1.3	—	—	6.8	0.6
Metals & Mining	2.8	2.2	3.2	1.0	2.5
Multiline Retail	2.6	2.4	—	2.8	—
Multi-Utilities	—	—	—	—	—
Oil, Gas & Consumable Fuels	6.7	5.6	5.1	5.8	8.2
Paper & Forest Products	—	—	—	—	0.1

The accompanying notes are an integral part of these financial statements.

56  Semi-Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

—%	—%	2.0%	2.2%	5.3%
—	—	—	—	2.4
2.3	—	1.1	—	0.4
—	—	—	—	0.2
1.2	—	6.8	8.1	4.0
2.6	—	6.9	4.5	0.6
—	—	2.6	2.9	1.7
3.2	—	0.8	—	—
4.8	—	5.5	6.7	2.8
2.0	—	1.9	—	1.7
2.5	11.5	—	—	2.7
—	1.9	2.4	1.0	1.0
—	—	—	—	0.2
0.8	—	—	—	0.9
1.8	—	—	—	0.9
—	5.7	—	—	—
4.1	—	—	—	0.1
2.8	—	—	—	1.7
—	12.1	—	—	2.8
1.1	—	2.4	0.4	—
6.2	—	1.1	—	0.5
2.2	—	1.3	1.6	—
—	—	—	—	2.2
1.2	—	—	—	2.8
0.8	—	—	—	1.7
—	—	—	—	1.4
—	3.9	—	2.6	0.9
—	11.6	—	—	2.9
1.4	—	—	—	—
2.2	5.7	2.5	2.3	4.4
3.3	—	—	1.7	0.5
—	2.1	1.6	—	2.7
1.3	—	1.7	1.3	0.6
1.1	—	7.0	8.6	5.3
—	—	—	0.9	0.2
6.2	2.0	7.5	8.4	0.5
1.2	2.0	7.0	8.3	5.0
—	—	1.1	—	0.7
1.4	—	3.5	1.8	0.3
9.0	—	3.3	2.7	1.1
—	—	—	—	0.2
5.5	10.3	—	7.1	2.6
1.1	—	0.8	1.0	1.7
0.9	—	1.4	0.7	0.3
—	2.9	—	—	1.2
0.9	—	—	1.8	4.4
—	—	—	—	—

Semi-Annual Report  57

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (concluded):

Industry†	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

Personal Products	3.3%	2.6%	—%	1.7%	3.6%
Pharmaceuticals	3.1	2.1	—	—	7.4
Professional Services	2.8	3.7	6.0	4.0	1.5
Real Estate Management & Development	2.4	2.2	—	2.5	4.1
Road & Rail	1.0	1.1	—	—	0.5
Semiconductors & Semiconductor Equipment	0.9	3.0	3.9	0.9	1.9
Software	4.1	4.3	8.3	3.4	1.1
Specialty Retail	0.1	0.6	—	—	0.6
Technology Hardware, Storage & Peripherals	—	1.5	—	—	1.5
Textiles, Apparel & Luxury Goods	—	0.8	—	—	0.4
Thrifts & Mortgage Finance	—	—	—	1.1	—
Tobacco	2.2	1.9	3.6	2.0	1.1
Trading Companies & Distributors	3.4	2.8	—	2.8	2.2
Transportation Infrastructure	—	—	—	—	—
Water Utilities	—	0.5	1.6	—	—
Wireless Telecommunication Services	2.4	2.1	3.3	—	3.0
Subtotal	95.5	94.8	96.4	96.0	101.3
Short-Term Investments	4.6	5.1	3.5	3.3	1.8
Total Investments	100.1%	99.9%	99.9%	99.3%	103.1%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

58  Semi-Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

—%	—%	3.1%	—%	1.9%
—	—	3.5	1.8	5.5
3.6	6.2	4.9	1.1	0.3
8.9	—	1.2	1.8	4.1
—	—	1.6	1.3	0.8
—	1.9	1.4	2.1	2.5
3.1	8.1	3.9	8.8	1.7
1.0	—	0.7	—	3.0
0.4	—	—	—	0.8
3.1	1.7	—	1.5	0.5
—	—	1.1	—	—
—	—	0.7	0.8	0.8
2.9	—	2.2	2.9	1.2
—	4.1	—	—	0.3
—	4.8	—	—	—
—	—	—	—	1.5
98.1	98.5	96.5	98.7	98.4
2.3	1.3	3.9	2.9	3.3
100.4%	99.8%	100.4%	101.6%	101.7%

Semi-Annual Report  59

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2018	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio

ASSETS
Investments in securities, at fair value	$1,541,588,889	$81,098,260
Cash	—	—
Foreign currency, at fair value	—	—
Receivables for:
Dividends	2,651,062	69,571
Capital stock sold	1,311,661	49
Investments sold	6,901,927	415,697
Prepaid expenses	—	—
Total assets	1,552,453,539	81,583,577

LIABILITIES
Due to custodian	—	—
Payables for:
Management fees	903,174	33,597
Accrued custodian fees	157,858	47,794
Accrued distribution fees	14,942	202
Accrued professional services	28,976	23,048
Capital stock redeemed	1,552,518	—
Investments purchased	7,651,930	—
Other accrued expenses and payables	74,700	12,196
Total liabilities	10,384,098	116,837
Net assets	$1,542,069,441	$81,466,740

NET ASSETS
Paid in capital	$1,322,770,420	$62,734,228
Undistributed (Distributions in excess of) net investment income (loss)	9,074,734	449,250
Accumulated net realized gain (loss)	92,493,944	6,623,522
Net unrealized appreciation (depreciation) on:
Investments	117,730,343	11,659,740
Foreign currency translations	—	—
Net assets	$1,542,069,441	$81,466,740

Institutional Shares
Net assets	$1,472,190,537	$70,070,954
Shares of capital stock outstanding*	93,719,708	5,476,440
Net asset value, offering and redemption price per share	$15.71	$12.79

Open Shares
Net assets	$69,734,487	$954,530
Shares of capital stock outstanding*	4,414,645	74,423
Net asset value, offering and redemption price per share	$15.80	$12.83

R6 Shares
Net assets	$144,417	$10,441,256
Shares of capital stock outstanding*	9,175	815,857
Net asset value, offering and redemption price per share	$15.74	$12.80

Cost of investments in securities	$1,423,858,546	$69,438,520
Cost of foreign currency	$—	$—

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

60  Semi-Annual Report

Lazard US Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio

$185,972,383	$3,132,458,020	$83,755,054	$71,939,734
5,768,915	—	—	—
—	7,186,909	120,919	1

225,715	8,170,853	218,785	233,005
145,082	4,749,260	330,725	7,125
514,434	9,703,536	13,814	43
—	—	10,705	—
192,626,529	3,162,268,578	84,450,002	72,179,908

—	4,720,523	—	—

119,945	1,962,299	51,586	46,243
53,307	528,890	49,302	41,344
4,412	53,884	535	44
21,483	35,827	37,404	24,941
47,545	1,524,028	462,148	—
—	23,760,901	40,028	22,247
11,266	121,211	6,807	9,502
257,958	32,707,563	647,810	144,321
$192,368,571	$3,129,561,015	$83,802,192	$72,035,587

$155,465,968	$2,693,404,189	$80,565,694	$68,922,134
149,943	61,383,862	1,603,825	731,069
18,019,651	91,155,598	(1,113,149)	2,305,336

18,733,009	283,650,159	2,746,356	76,766
—	(32,793)	(534)	282
$192,368,571	$3,129,561,015	$83,802,192	$72,035,587

$174,055,337	$2,705,787,741	$81,628,895	$71,821,639
11,408,180	141,828,206	7,700,240	7,162,955
$15.26	$19.08	$10.60	$10.03

$18,313,234	$268,366,634	$2,173,297	$213,948
1,283,626	13,927,956	205,079	21,326
$14.27	$19.27	$10.60	$10.03

—	$155,406,640	—	—
—	8,155,494	—	—
—	$19.06	—	—
$167,239,374	$2,848,807,861	$81,008,698	$71,862,968
$—	$7,185,738	$120,352	$1

Semi-Annual Report  61

June 30, 2018	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

ASSETS
Investments in securities, at fair value	$6,334,255,231	$2,595,346
Cash	—	—
Foreign currency, at fair value	32,048,677	2,783
Receivables for:
Dividends	16,971,654	8,473
Capital stock sold	11,267,336	—
Investments sold	679,691	39,770
Amount due from Investment Manager (Note 3)	—	13,533
Deferred offering costs (Note 2(f))	—	—
Prepaid expenses	—	14,242
Total assets	6,395,222,589	2,674,147

LIABILITIES
Payables for:
Management fees	4,311,755	—
Accrued custodian fees	1,059,128	48,156
Accrued distribution fees	229,139	23
Accrued professional services	45,097	32,784
Capital stock redeemed	9,101,716	—
Investments purchased	8,649	71,013
Other accrued expenses and payables	270,656	4,168
Total liabilities	15,026,140	156,144
Net assets	$6,380,196,449	$2,518,003

NET ASSETS
Paid in capital	$5,206,257,620	$2,353,246
Undistributed (Distributions in excess of) net investment income (loss)	63,744,026	39,571
Accumulated net realized gain (loss)	277,348,418	49,661
Net unrealized appreciation (depreciation) on:
Investments	833,644,361	75,674
Foreign currency translations	(797,976)	(149)
Net assets	$6,380,196,449	$2,518,003

Institutional Shares
Net assets	$5,210,521,728	$2,407,109
Shares of capital stock outstanding*	331,276,464	229,725
Net asset value, offering and redemption price per share	$15.73	$10.48

Open Shares
Net assets	$1,051,649,977	$110,894
Shares of capital stock outstanding*	66,396,667	10,599
Net asset value, offering and redemption price per share	$15.84	$10.46

R6 Shares
Net assets	$118,024,744	—
Shares of capital stock outstanding*	7,498,018	—
Net asset value, offering and redemption price per share	$15.74	—

Cost of investments in securities	$5,500,571,994	$2,519,672
Cost of foreign currency	$32,733,438	$2,787

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

62  Semi-Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

$76,273,333	$8,822,347	$70,114,905	$2,927,573	$20,552,303
—	—	—	—	402,384
6,889	5	16,669	789	5,940

271,462	37,387	104,554	7,797	28,526
69,896	—	134,219	—	—
150,529	11	4,754	—	446,373
—	12,256	—	10,377	2,999
—	24,128	—	—	—
—	—	—	—	15,392
76,772,109	8,896,134	70,375,101	2,946,536	21,453,917

47,674	—	43,028	—	—
60,437	30,194	46,865	32,790	49,559
7,165	45	160	29	63
33,062	21,330	25,739	24,890	30,734
55,115	—	19,116	—	—
556,981	1,268	414,643	—	1,170,145
11,427	3,843	14,692	7,514	4,313
771,861	56,680	564,243	65,223	1,254,814
$76,000,248	$8,839,454	$69,810,858	$2,881,313	$20,199,103

$61,595,199	$8,484,821	$59,474,734	$1,941,877	$19,681,447
1,153,008	96,443	157,552	(24,154)	168,674
655,847	306,390	1,221,772	617,992	95,839

12,595,727	(48,073)	8,956,722	345,555	254,138
467	(127)	78	43	(995)
$76,000,248	$8,839,454	$69,810,858	$2,881,313	$20,199,103

$48,986,244	$8,608,068	$69,026,039	$2,734,562	$19,897,782
3,656,087	817,512	5,230,385	1,185,048	1,748,111
$13.40	$10.53	$13.20	$2.31	$11.38

$27,014,004	$231,386	$784,819	$146,751	$301,321
2,013,286	22,007	59,536	63,939	26,522
$13.42	$10.51	$13.18	$2.30	$11.36

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
$63,677,606	$8,870,420	$61,158,183	$2,582,018	$20,298,165
$6,889	$5	$16,639	$791	$5,950

Semi-Annual Report  63

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2018	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio

Investment Income (Loss)

Income
Dividends*	$15,002,427	$765,989

Expenses
Management fees (Note 3)	5,497,346	293,613
Distribution fees (Open Shares)	96,528	1,239
Custodian fees	94,535	28,640
Administration fees	93,906	8,226
Shareholders’ reports	37,045	3,921
Directors’ fees and expenses	29,908	3,944
Professional services	35,575	20,112
Shareholders’ services	29,023	20,670
Registration fees	36,278	16,860
Other^	12,936	2,662
Total gross expenses	5,963,080	399,887
Management fees waived and expenses reimbursed	(6,277)	(83,148)
Total net expenses	5,956,803	316,739
Net investment income (loss)	9,045,624	449,250

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	61,057,980	4,667,030
Foreign currency transactions	—	—
Total net realized gain (loss) on investments and foreign currency transactions	61,057,980	4,667,030
Net change in unrealized appreciation (depreciation) on:
Investments	(28,939,992)	(2,495,838)
Foreign currency translations	—	—
Total net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(28,939,992)	(2,495,838)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	32,117,988	2,171,192
Net increase (decrease) in net assets resulting from operations	$41,163,612	$2,620,442
* Net of foreign withholding taxes of	$—	$1,031
^ Includes interest on line of credit of	$—	$35

The accompanying notes are an integral part of these financial statements.

64  Semi-Annual Report

Lazard US Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio

$1,229,910	$62,956,451	$1,428,767	$1,152,943

744,830	13,218,686	289,603	328,885
29,143	340,529	3,256	273
32,439	326,118	32,695	27,492
13,902	186,125	6,314	6,066
5,722	122,155	3,593	1,989
5,926	67,885	3,498	3,703
22,283	73,496	25,391	20,964
13,838	43,195	13,308	12,597
16,675	54,453	22,986	20,332
3,240	26,747	2,194	2,268
887,998	14,459,389	402,838	424,569
—	(2,012)	(5,006)	(40,212)
887,998	14,457,377	397,832	384,357
341,912	48,499,074	1,030,935	768,586

15,307,863	157,829,770	1,248,701	3,023,544
—	(304,370)	6,593	21,503
15,307,863	157,525,400	1,255,294	3,045,047

(7,936,890)	(291,913,775)	(6,212,548)	(6,879,550)
—	(108,936)	(1,301)	(668)

(7,936,890)	(292,022,711)	(6,213,849)	(6,880,218)
7,370,973	(134,497,311)	(4,958,555)	(3,835,171)
$7,712,885	$(85,998,237)	$(3,927,620)	$(3,066,585)
$—	$7,031,693	$172,943	$144,097
$—	$—	$27	$72

Semi-Annual Report  65

For the Six Months Ended June 30, 2018	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

Investment Income (Loss)

Income
Dividends*	$103,213,957	$55,002

Expenses
Management fees (Note 3)	27,278,045	8,485
Distribution fees (Open Shares)	1,459,859	144
Custodian fees	651,996	31,811
Administration fees	336,092	1,651
Shareholders’ reports	177,656	1,776
Directors’ fees and expenses	127,108	2,524
Professional services	110,640	21,882
Shareholders’ services	74,257	12,348
Registration fees	48,261	16,364
Amortization of offering costs (Note 2(f))	—	—
Other^	53,769	1,841
Total gross expenses	30,317,683	98,826
Management fees waived and expenses reimbursed	(9,625)	(86,900)
Shareholders’ services fees waived	—	—
Total net expenses	30,308,058	11,926
Net investment income (loss)	72,905,899	43,076

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	409,607,320	109,460
Foreign currency transactions	(1,715,066)	(316)
Total net realized gain (loss) on investments and foreign currency transactions	407,892,254	109,144
Net change in unrealized appreciation (depreciation) on:
Investments†	(454,166,733)	(258,426)
Foreign currency translations	(683,630)	(207)
Total net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(454,850,363)	(258,633)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(46,958,109)	(149,489)
Net increase (decrease) in net assets resulting from operations	$25,947,790	$(106,413)
* Net of foreign withholding taxes of	$10,882,360	$6,826
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$1,411,651	$—
^ Includes interest on line of credit of	$—	$1

The accompanying notes are an integral part of these financial statements.

66  Semi-Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

$1,059,854	$131,365	$654,585	$28,744	$227,437

303,683	28,481	256,171	12,378	45,948
50,232	183	964	185	393
39,426	21,846	30,827	22,843	32,791
6,549	1,933	5,490	1,670	2,445
4,631	1,599	2,642	1,542	1,550
3,907	2,576	3,479	2,544	2,596
24,146	19,395	21,094	20,528	22,216
14,332	15,701	12,957	12,382	12,401
17,852	9,918	25,290	15,932	16,364
—	46,959	—	—	—
2,678	491	2,160	1,906	1,860
467,436	149,082	361,074	91,910	138,564
—	(108,963)	(23,586)	(75,637)	(80,645)
—	(6,104)	—	—	—
467,436	34,015	337,488	16,273	57,919
592,418	97,350	317,097	12,471	169,518

5,486,419	270,981	1,021,632	77,017	60,715
(15,561)	(848)	(8,877)	314	19,463
5,470,858	270,133	1,012,755	77,331	80,178

(8,273,973)	(212,701)	(595,686)	(91,580)	(208,518)
(1,015)	(163)	107	(651)	(1,024)

(8,274,988)	(212,864)	(595,579)	(92,231)	(209,542)
(2,804,130)	57,269	417,176	(14,900)	(129,364)
$(2,211,712)	$154,619	$734,273	$(2,429)	$40,154
$118,954	$9,906	$44,473	$2,615	$18,089
$—	$—	$—	$—	$—
$280	$—	$—	$14	$—

Semi-Annual Report  67

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Equity Concentrated Portfolio		Lazard US Strategic Equity Portfolio
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,045,624	$13,875,284	$449,250	$932,975
Net realized gain (loss) on investments and foreign currency transactions	61,057,980	142,271,974	4,667,030	8,352,420
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(28,939,992)	63,020,970	(2,495,838)	5,046,521
Net increase (decrease) in net assets resulting from operations	41,163,612	219,168,228	2,620,442	14,331,916
Distributions to shareholders
From net investment income
Institutional Shares	—	(13,325,910)	—	(1,164,831)
Open Shares	—	(524,372)	—	(13,451)
R6 Shares	—	(3,047)	—	(177,827)
From net realized gains
Institutional Shares	—	(84,772,608)	—	(5,946,380)
Open Shares	—	(4,925,727)	—	(83,683)
R6 Shares	—	(19,848)	—	(910,164)
Net decrease in net assets resulting from distributions	—	(103,571,512)	—	(8,296,336)
Capital stock transactions
Net proceeds from sales
Institutional Shares	144,835,329	427,187,488	1,103,693	6,051,046
Open Shares	9,025,202	31,985,344	17,994	152,723
R6 Shares	20,866	217,994	2,780,933	3,879,821
Net proceeds from reinvestment of distributions
Institutional Shares	—	88,099,840	—	7,105,793
Open Shares	—	5,378,038	—	94,116
R6 Shares	—	22,896	—	1,087,991
Cost of shares redeemed
Institutional Shares	(220,219,042)	(344,089,983)	(6,185,508)	(17,326,936)
Open Shares	(29,056,398)	(63,956,675)	(104,668)	(710,616)
R6 Shares	(244,295)	(33,244)	(4,130,794)	(7,829,156)
Net increase (decrease) in net assets from capital stock transactions	(95,638,338)	144,811,698	(6,518,350)	(7,495,218)
Total increase (decrease) in net assets	(54,474,726)	260,408,414	(3,897,908)	(1,459,638)
Net assets at beginning of period	1,596,544,167	1,336,135,753	85,364,648	86,824,286
Net assets at end of period*	$1,542,069,441	$1,596,544,167	$81,466,740	$85,364,648
*Includes undistributed (distributions in excess of) net investment income (loss) of	$9,074,734	$29,110	$449,250	$—
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	98,527,318	86,904,349	5,870,874	6,202,475
Shares sold	9,222,530	28,269,097	86,734	489,330
Shares issued to shareholders from reinvestment of distributions	—	5,739,411	—	572,928
Shares redeemed	(14,030,140)	(22,385,539)	(481,168)	(1,393,859)
Net increase (decrease)	(4,807,610)	11,622,969	(394,434)	(331,601)
Shares outstanding at end of period	93,719,708	98,527,318	5,476,440	5,870,874
Open Shares
Shares outstanding at beginning of period	5,681,791	7,411,857	81,216	117,822
Shares sold	568,625	2,116,503	1,438	12,271
Shares issued to shareholders from reinvestment of distributions	—	347,869	—	7,567
Shares redeemed	(1,835,771)	(4,194,438)	(8,231)	(56,444)
Net increase (decrease)	(1,267,146)	(1,730,066)	(6,793)	(36,606)
Shares outstanding at end of period	4,414,645	5,681,791	74,423	81,216
R6 Shares
Shares outstanding at beginning of period	23,498	9,872	916,579	1,143,030
Shares sold	1,323	14,283	221,446	313,440
Shares issued to shareholders from reinvestment of distributions	—	1,488	—	87,657
Shares redeemed	(15,646)	(2,145)	(322,168)	(627,548)
Net increase (decrease)	(14,323)	13,626	(100,722)	(226,451)
Shares outstanding at end of period	9,175	23,498	815,857	916,579

The accompanying notes are an integral part of these financial statements.

68  Semi-Annual Report

Lazard US Small-Mid Cap Equity Portfolio		Lazard International Equity Portfolio		Lazard International Equity Select Portfolio
Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

$341,912	$727,068	$48,499,074	$52,708,694	$1,030,935	$572,633

15,307,863	25,902,875	157,525,400	4,883,307	1,255,294	967,480

(7,936,890)	267,481	(292,022,711)	643,178,411	(6,213,849)	9,382,645

7,712,885	26,897,424	(85,998,237)	700,770,412	(3,927,620)	10,922,758

—	(929,922)	—	(37,101,517)	—	(326,389)
—	(68,349)	—	(6,787,026)	—	(10,427)
—	—	—	(9,812,446)	—	—

—	(19,496,066)	—	—	—	—
—	(3,090,224)	—	—	—	—
—	—	—	—	—	—
—	(23,584,561)	—	(53,700,989)	—	(336,816)

15,375,066	24,700,686	369,480,435	1,609,287,090	42,561,088	27,547,397
1,463,424	9,096,024	47,247,305	279,622,992	547,242	427,893
—	—	30,468,765	619,962,012	—	—

—	20,069,757	—	31,790,226	—	266,756
—	3,032,378	—	6,454,617	—	9,239
—	—	—	9,812,446	—	—

(25,163,726)	(60,255,552)	(423,305,644)	(715,965,738)	(11,034,787)	(12,174,649)
(9,967,266)	(16,933,398)	(46,188,987)	(1,233,044,805)	(1,103,480)	(293,819)
—	—	(566,162,976)	(115,088,363)	—	—

(18,292,502)	(20,290,105)	(588,461,102)	492,830,477	30,970,063	15,782,817
(10,579,617)	(16,977,242)	(674,459,339)	1,139,899,900	27,042,443	26,368,759
202,948,188	219,925,430	3,804,020,354	2,664,120,454	56,759,749	30,390,990
$192,368,571	$202,948,188	$3,129,561,015	$3,804,020,354	$83,802,192	$56,759,749

$149,943	$(191,969)	$61,383,862	$12,884,788	$1,603,825	$572,890

12,081,329	13,078,287	144,593,511	93,319,210	4,895,525	3,271,065
1,027,695	1,659,111	18,631,733	88,541,076	3,797,917	2,854,325

—	1,373,469	—	1,648,820	—	26,307
(1,700,844)	(4,029,538)	(21,397,038)	(38,915,595)	(993,202)	(1,256,172)
(673,149)	(996,958)	(2,765,305)	51,274,301	2,804,715	1,624,460
11,408,180	12,081,329	141,828,206	144,593,511	7,700,240	4,895,525

1,893,205	2,217,138	13,869,285	65,536,029	256,624	241,443
105,312	654,337	2,373,664	14,688,275	49,767	43,876

—	221,466	—	339,995	—	908
(714,891)	(1,199,736)	(2,314,993)	(66,695,014)	(101,312)	(29,603)
(609,579)	(323,933)	58,671	(51,666,744)	(51,545)	15,181
1,283,626	1,893,205	13,927,956	13,869,285	205,079	256,624

—	—	35,418,952	4,890,072	—	—
—	—	1,540,887	36,289,913	—	—

—	—	—	511,373	—	—
—	—	(28,804,345)	(6,272,406)	—	—
—	—	(27,263,458)	30,528,880	—	—
—	—	8,155,494	35,418,952	—	—

Semi-Annual Report  69

	Lazard International Equity Concentrated Portfolio		Lazard International Strategic Equity Portfolio
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$768,586	$625,838	$72,905,899	$79,666,900
Net realized gain (loss) on investments and foreign currency transactions	3,045,047	1,615,858	407,892,254	322,221,811
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(6,880,218)	6,674,505	(454,850,363)	1,282,558,739
Net increase (decrease) in net assets resulting from operations	(3,066,585)	8,916,201	25,947,790	1,684,447,450
Distributions to shareholders
From net investment income
Institutional Shares	—	(638,073)	—	(76,161,214)
Open Shares	—	(1,420)	—	(12,527,283)
R6 Shares	—	—	—	(1,402,962)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	—	(639,493)	—	(90,091,459)
Capital stock transactions
Net proceeds from sales
Institutional Shares	8,617,269	51,698,119	578,688,442	987,508,397
Open Shares	3,250	146,561	107,937,976	222,062,681
R6 Shares	—	—	18,740,040	22,635,019
Net proceeds from reinvestment of distributions Institutional Shares	—	633,613	—	71,783,902
Open Shares	—	1,420	—	11,206,995
R6 Shares	—	—	—	1,402,962
Cost of shares redeemed
Institutional Shares	(3,177,971)	(6,607,152)	(1,300,322,840)	(1,522,608,879)
Open Shares	—	(76,575)	(278,114,104)	(918,633,394)
R6 Shares	—	—	(11,109,523)	(32,942,261)
Net increase (decrease) in net assets from capital stock transactions	5,442,548	45,795,986	(884,180,009)	(1,157,584,578)
Total increase (decrease) in net assets	2,375,963	54,072,694	(858,232,219)	436,771,413
Net assets at beginning of period	69,659,624	15,586,930	7,238,428,668	6,801,657,255
Net assets at end of period*	$72,035,587	$69,659,624	$6,380,196,449	$7,238,428,668
*Includes undistributed (distributions in excess of) net investment income (loss) of	$731,069	$(37,517)	$63,744,026	$(9,161,873)
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	6,658,885	1,811,118	376,589,551	410,970,431
Shares sold	810,522	5,480,279	35,728,139	71,517,376
Shares issued to shareholders from reinvestment of distributions	—	61,515	—	4,595,640
Shares redeemed	(306,452)	(694,027)	(81,041,226)	(110,493,896)
Net increase (decrease)	504,070	4,847,767	(45,313,087)	(34,380,880)
Shares outstanding at end of period	7,162,955	6,658,885	331,276,464	376,589,551
Open Shares
Shares outstanding at beginning of period	21,011	13,327	76,885,738	126,809,001
Shares sold	315	15,550	6,631,720	16,084,578
Shares issued to shareholders from reinvestment of distributions	—	138	—	711,555
Shares redeemed	—	(8,004)	(17,120,791)	(66,719,396)
Net increase (decrease)	315	7,684	(10,489,071)	(49,923,263)
Shares outstanding at end of period	21,326	21,011	66,396,667	76,885,738
R6 Shares
Shares outstanding at beginning of period	—	—	7,026,668	7,730,925
Shares sold	—	—	1,160,529	1,686,785
Shares issued to shareholders from reinvestment of distributions	—	—	—	89,761
Shares redeemed	—	—	(689,179)	(2,480,803)
Net increase (decrease)	—	—	471,350	(704,257)
Shares outstanding at end of period	—	—	7,498,018	7,026,668
(a) The Portfolio commenced operations on September 29, 2017.

The accompanying notes are an integral part of these financial statements.

70  Semi-Annual Report

Lazard International Equity Advantage Portfolio		Lazard International Small Cap Equity Portfolio		Lazard Equity Franchise Portfolio
Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Period Ended December 31, 2017 (a)

$43,076	$44,930	$592,418	$581,526	$97,350	$16,773

109,144	138,984	5,470,858	6,230,274	270,133	42,187

(258,633)	338,439	(8,274,988)	17,988,019	(212,864)	164,664

(106,413)	522,353	(2,211,712)	24,799,819	154,619	223,624

—	(48,334)	—	—	—	(14,403)
—	(1,892)	—	—	—	(211)
—	—	—	—	—	—

—	—	—	—	—	(9,517)
—	—	—	—	—	(183)
—	(50,226)	—	—	—	(24,314)

500	50,001	17,457,039	7,432,344	3,394,868	5,344,107
11	—	2,830,627	5,933,441	120,921	108,930
—	—	—	—	—	—

—	48,334	—	—	—	23,919
—	1,892	—	—	—	394
—	—	—	—	—	—

—	(9,922)	(8,475,929)	(15,138,177)	(507,467)	(147)
(11)	—	(17,228,769)	(20,970,648)	—	—
—	—	—	—	—	—

500	90,305	(5,417,032)	(22,743,040)	3,008,322	5,477,203
(105,913)	562,432	(7,628,744)	2,056,779	3,162,941	5,676,513
2,623,916	2,061,484	83,628,992	81,572,213	5,676,513	—
$2,518,003	$2,623,916	$76,000,248	$83,628,992	$8,839,454	$5,676,513

$39,571	$(3,505)	$1,153,008	$560,590	$96,443	$(907)

229,680	221,034	2,993,040	3,668,073	536,277	—
45	5,171	1,269,013	612,273	328,659	534,004

—	4,442	—	—	—	2,287
—	(967)	(605,966)	(1,287,306)	(47,424)	(14)
45	8,646	663,047	(675,033)	281,235	536,277
229,725	229,680	3,656,087	2,993,040	817,512	536,277

10,599	10,425	3,064,171	4,385,394	10,687	—
1	—	201,989	510,938	11,320	10,650

—	174	—	—	—	37
(1)	—	(1,252,874)	(1,832,161)	—	—
—	174	(1,050,885)	(1,321,223)	11,320	10,687
10,599	10,599	2,013,286	3,064,171	22,007	10,687

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

Semi-Annual Report  71

	Lazard Global Equity Select Portfolio		Lazard Global Strategic Equity Portfolio
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$317,097	$258,710	$12,471	$113,832
Net realized gain (loss) on investments and foreign currency transactions	1,012,755	2,537,185	77,331	3,246,916
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(595,579)	7,975,828	(92,231)	(241,599)
Net increase (decrease) in net assets resulting from operations	734,273	10,771,723	(2,429)	3,119,149
Distributions to shareholders
From net investment income
Institutional Shares	—	(405,342)	—	(97,947)
Open Shares	—	(3,136)	—	(2,039)
From net realized gains
Institutional Shares	—	(1,601,433)	—	(2,232,754)
Open Shares	—	(20,890)	—	(115,380)
Net decrease in net assets resulting from distributions	—	(2,030,801)	—	(2,448,120)
Capital stock transactions
Net proceeds from sales
Institutional Shares	17,906,094	26,989,184	31,013	11,001
Open Shares	110,691	76,128	3,952	21,042
Net proceeds from reinvestment of distributions
Institutional Shares	—	2,006,754	—	2,330,702
Open Shares	—	24,026	—	117,418
Cost of shares redeemed
Institutional Shares	(7,810,788)	(10,607,033)	(44,678)	(20,168,629)
Open Shares	(41,856)	(29,426)	(5,710)	(13,481)
Net increase (decrease) in net assets from capital stock transactions	10,164,141	18,459,633	(15,423)	(17,701,947)
Total increase (decrease) in net assets	10,898,414	27,200,555	(17,852)	(17,030,918)
Net assets at beginning of period	58,912,444	31,711,889	2,899,165	19,930,083
Net assets at end of period*	$69,810,858	$58,912,444	$2,881,313	$2,899,165
*Includes undistributed (distributions in excess of) net investment income (loss) of	$157,552	$(159,545)	$(24,154)	$(36,625)
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	4,464,645	2,962,172	1,190,583	2,065,337
Shares sold	1,351,535	2,230,573	13,253	946
Shares issued to shareholders from reinvestment of distributions	—	154,485	—	974,961
Shares redeemed	(585,795)	(882,585)	(18,788)	(1,850,661)
Net increase (decrease)	765,740	1,502,473	(5,535)	(874,754)
Shares outstanding at end of period	5,230,385	4,464,645	1,185,048	1,190,583
Open Shares
Shares outstanding at beginning of period	54,514	48,903	64,619	11,910
Shares sold	8,168	6,158	1,699	3,688
Shares issued to shareholders from reinvestment of distributions	—	1,848	—	50,340
Shares redeemed	(3,146)	(2,395)	(2,379)	(1,319)
Net increase (decrease)	5,022	5,611	(680)	52,709
Shares outstanding at end of period	59,536	54,514	63,939	64,619

The accompanying notes are an integral part of these financial statements.

72  Semi-Annual Report

Lazard Managed Equity Volatility Portfolio
Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

$169,518	$55,899

80,178	208,441

(209,542)	356,438

40,154	620,778

—	(57,012)
—	(3,398)

—	(106,249)
—	(8,094)
—	(174,753)

15,714,059	1,184,556
14,454	103,001

—	163,260
—	11,493

(41,673)	(15,062)
(22,796)	(1,254)

15,664,044	1,445,994
15,704,198	1,892,019
4,494,905	2,602,886
$20,199,103	$4,494,905

$168,674	$(844)

361,300	243,326
1,390,485	105,129

—	14,184
(3,674)	(1,339)
1,386,811	117,974
1,748,111	361,300

27,255	17,240
1,263	9,125

—	999
(1,996)	(109)
(733)	10,015
26,522	27,255

Semi-Annual Report  73

The Lazard Funds, Inc. Financial Highlights

LAZARD US EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$15.31	$14.16	$13.83		$13.41	$12.59	$10.71
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.14	0.06	^	0.05	0.11	0.14
Net realized and unrealized gain (loss)	0.31	2.05	0.97		0.88	2.23	3.02

Total from investment operations	0.40	2.19	1.03		0.93	2.34	3.16
Less distributions from:
Net investment income	—	(0.14)	(0.05)		(0.04)	(0.09)	(0.14)
Net realized gains	—	(0.90)	(0.65)		(0.47)	(1.43)	(1.14)

Total distributions	—	(1.04)	(0.70)		(0.51)	(1.52)	(1.28)

Redemption fees	—	—	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$15.71	$15.31	$14.16		$13.83	$13.41	$12.59

Total Return (c)	2.61%	15.49%	7.37	%^	7.00%	18.88%	29.59%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,472,191	$1,508,581	$1,230,377		$715,766	$331,074	$228,478
Ratios to average net assets (d):
Net expenses	0.74%	0.75%	0.77	%^	0.79%	0.81%	0.85%
Gross expenses	0.74%	0.75%	0.77%		0.79%	0.81%	0.85%
Net investment income (loss)	1.17%	0.90%	0.39	%^	0.36%	0.79%	1.16%
Portfolio turnover rate	43%	86%	84%		74%	63%	108%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$15.42	$14.25	$13.92		$13.50	$12.68	$10.77
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.10	0.02	^	0.01	0.05	0.09
Net realized and unrealized gain (loss)	0.31	2.07	0.97		0.88	2.23	3.04

Total from investment operations	0.38	2.17	0.99		0.89	2.28	3.13
Less distributions from:
Net investment income	—	(0.10)	(0.01)		— (b)	(0.03)	(0.08)
Net realized gains	—	(0.90)	(0.65)		(0.47)	(1.43)	(1.14)

Total distributions	—	(1.00)	(0.66)		(0.47)	(1.46)	(1.22)

Redemption fees	—	—	—	(b)	— (b)	— (b)	—
Net asset value, end of period	$15.80	$15.42	$14.25		$13.92	$13.50	$12.68

Total Return (c)	2.46%	15.22%	7.06	%^	6.67%	18.28%	29.21%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$69,734	$87,603	$105,619		$114,348	$8,011	$2,181
Ratios to average net assets (d):
Net expenses	1.02%	1.03%	1.03	%^	1.07%	1.25%	1.25%
Gross expenses	1.02%	1.03%	1.03%		1.07%	1.46%	1.87%
Net investment income (loss)	0.88%	0.62%	0.17	%^	0.08%	0.37%	0.74%
Portfolio turnover rate	43%	86%	84%		74%	63%	108%

The accompanying notes are an integral part of these financial statements.

74  Semi-Annual Report

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/18†	Year Ended 12/31/17	For the Period 11/15/16* to 12/31/16

R6 Shares
Net asset value, beginning of period	$15.34	$14.18	$14.77
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.14	—	(b)^
Net realized and unrealized gain (loss)	0.31	2.06	0.03

Total from investment operations	0.40	2.20	0.03
Less distributions from:
Net investment income	—	(0.14)	(0.03)
Net realized gains	—	(0.90)	(0.59)

Total distributions	—	(1.04)	(0.62)

Net asset value, end of period	$15.74	$15.34	$14.18

Total Return (c)	2.61%	15.52%	0.17	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$144	$361	$140
Ratios to average net assets (d):
Net expenses	0.74%	0.75%	0.77	%^
Gross expenses	5.77%	8.34%	15.38%
Net investment income (loss)	1.11%	0.91%	0.19	%^
Portfolio turnover rate	43%	86%	84%

†	Unaudited.
*	The inception date for the R6 Shares was November 15, 2016.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  75

LAZARD US STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$12.43	$11.63	$10.97	$12.43	$12.49	$10.11
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.14	0.12	0.09	0.14	0.14
Net realized and unrealized gain (loss)	0.29	1.94	0.94	(0.69)	1.73	2.72

Total from investment operations	0.36	2.08	1.06	(0.60)	1.87	2.86
Less distributions from:
Net investment income	—	(0.21)	(0.10)	(0.10)	(0.13)	(0.15)
Net realized gains	—	(1.07)	(0.30)	(0.76)	(1.80)	(0.33)

Total distributions	—	(1.28)	(0.40)	(0.86)	(1.93)	(0.48)

Redemption fees	—	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$12.79	$12.43	$11.63	$10.97	$12.43	$12.49

Total Return (c)	2.90%	18.17%	9.70%	–4.75%	15.04%	28.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$70,071	$72,958	$72,151	$110,243	$119,941	$116,323
Ratios to average net assets (d):
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses	0.92%	0.95%	0.94%	0.90%	0.90%	0.93%
Net investment income (loss)	1.07%	1.10%	1.08%	0.77%	1.05%	1.21%
Portfolio turnover rate	29%	74%	68%	75%	69%	71%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$12.48	$11.68	$11.01	$12.48	$12.53	$10.14
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.05	0.10	0.09	0.06	0.10	0.11
Net realized and unrealized gain (loss)	0.30	1.94	0.94	(0.71)	1.74	2.73

Total from investment operations	0.35	2.04	1.03	(0.65)	1.84	2.84
Less distributions from:
Net investment income	—	(0.17)	(0.06)	(0.06)	(0.09)	(0.12)
Net realized gains	—	(1.07)	(0.30)	(0.76)	(1.80)	(0.33)

Total distributions	—	(1.24)	(0.36)	(0.82)	(1.89)	(0.45)

Net asset value, end of period	$12.83	$12.48	$11.68	$11.01	$12.48	$12.53

Total Return (c)	2.80%	17.75%	9.46%	–5.11%	14.77%	28.04%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$955	$1,013	$1,376	$1,536	$6,833	$7,650
Ratios to average net assets (d):
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	2.42%	2.30%	2.13%	1.51%	1.31%	1.33%
Net investment income (loss)	0.77%	0.79%	0.80%	0.50%	0.75%	0.95%
Portfolio turnover rate	29%	74%	68%	75%	69%	71%

The accompanying notes are an integral part of these financial statements.

76  Semi-Annual Report

Selected data for a share of capital	Six Months Ended	Year Ended			For the Period 5/19/14* to
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14

R6 Shares
Net asset value, beginning of period	$12.43	$11.63	$10.96	$12.43	$12.81
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.14	0.14	0.10	0.09
Net realized and unrealized gain (loss)	0.30	1.94	0.93	(0.71)	1.47

Total from investment operations	0.37	2.08	1.07	(0.61)	1.56
Less distributions from:
Net investment income	—	(0.21)	(0.10)	(0.10)	(0.14)
Net realized gains	—	(1.07)	(0.30)	(0.76)	(1.80)

Total distributions	—	(1.28)	(0.40)	(0.86)	(1.94)

Redemption fees	—	—	— (b)	— (b)	— (b)

Net asset value, end of period	$12.80	$12.43	$11.63	$10.96	$12.43

Total Return (c)	2.98%	18.16%	9.81%	–4.78%	12.23%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,441	$11,394	$13,297	$12,359	$14,951
Ratios to average net assets (d):
Net expenses	0.75%	0.75%	0.74%	0.70%	0.70%
Gross expenses	1.02%	1.05%	1.02%	1.00%	1.06%
Net investment income (loss)	1.07%	1.12%	1.27%	0.82%	1.14%
Portfolio turnover rate	29%	74%	68%	75%	69%

†	Unaudited.
*	The inception date for the R6 Shares was May 19, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  77

LAZARD US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$14.65	$14.50	$12.86		$14.05	$15.97	$13.29
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.03	0.06	0.11	^	0.02	0.03	0.01
Net realized and unrealized gain (loss)	0.58	1.95	1.96		(0.34)	1.74	4.70

Total from investment operations	0.61	2.01	2.07		(0.32)	1.77	4.71
Less distributions from:
Net investment income	—	(0.09)	(0.09)		— (b)	(0.01)	(0.01)
Net realized gains	—	(1.77)	(0.34)		(0.87)	(3.68)	(2.02)

Total distributions	—	(1.86)	(0.43)		(0.87)	(3.69)	(2.03)

Redemption fees	—	—	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$15.26	$14.65	$14.50		$12.86	$14.05	$15.97

Total Return (c)	4.16%	14.12%	16.28	%^	–2.14%	11.39%	35.81%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$174,055	$176,975	$189,593		$171,152	$157,742	$353,565
Ratios to average net assets (d):
Net expenses	0.86%	0.87%	0.86	%^	0.91%	0.86%	0.86%
Gross expenses	0.86%	0.87%	0.90%		0.91%	0.86%	0.86%
Net investment income (loss)	0.38%	0.39%	0.84	%^	0.13%	0.17%	0.06%
Portfolio turnover rate	47%	79%	91%		91%	91%	101%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$13.72	$13.68	$12.16		$13.38	$15.41	$12.92
Income (Loss) from investment operations:
Net investment income (loss) (a)	— (b)	0.01	0.06	^	(0.02)	(0.02)	(0.04)
Net realized and unrealized gain (loss)	0.55	1.84	1.85		(0.33)	1.67	4.56

Total from investment operations	0.55	1.85	1.91		(0.35)	1.65	4.52
Less distributions from:
Net investment income	—	(0.04)	(0.05)		— (b)	—	(0.01)
Net realized gains	—	(1.77)	(0.34)		(0.87)	(3.68)	(2.02)

Total distributions	—	(1.81)	(0.39)		(0.87)	(3.68)	(2.03)

Redemption fees	—	—	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$14.27	$13.72	$13.68		$12.16	$13.38	$15.41

Total Return (c)	4.01%	13.82%	15.92	%^	–2.47%	11.01%	35.47%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,313	$25,973	$30,332		$36,860	$15,851	$14,665
Ratios to average net assets (d):
Net expenses	1.16%	1.17%	1.16	%^	1.20%	1.20%	1.20%
Gross expenses	1.16%	1.17%	1.20%		1.20%	1.20%	1.20%
Net investment income (loss)	0.06%	0.09%	0.51	%^	–0.13%	–0.15%	–0.27%
Portfolio turnover rate	47%	79%	91%		91%	91%	101%

†	Unaudited.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The impact on the net investment income per share amount was $0.01 per share. There was a 0.08% impact on the total return of the Institutional Shares class of the Portfolio. There was a 0.04% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

78  Semi-Annual Report

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$19.61	$16.20	$17.08	$16.93	$17.85	$14.78
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.28	0.26	0.27 ^	0.27	0.26	0.23
Net realized and unrealized gain (loss)	(0.81)	3.43	(0.98)	—	(1.02)	2.85

Total from investment operations	(0.53)	3.69	(0.71)	0.27	(0.76)	3.08
Less distributions from:
Net investment income	—	(0.28)	(0.17)	(0.12)	(0.16)	(0.01)

Total distributions	—	(0.28)	(0.17)	(0.12)	(0.16)	(0.01)

Redemption fees	—	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$19.08	$19.61	$16.20	$17.08	$16.93	$17.85

Total Return (c)	–2.70%#	22.81%	–4.18%^	1.62%	–4.29%	20.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,705,788	$2,835,262	$1,511,516	$736,272	$378,488	$185,199
Ratios to average net assets (d):
Net expenses	0.80%	0.81%	0.82%^	0.86%	0.90%	0.95%
Gross expenses	0.80%	0.81%	0.84%	0.87%	0.90%	0.95%
Net investment income (loss)	2.86%	1.44%	1.62%^	1.50%	1.46%	1.42%
Portfolio turnover rate	17%	31%	25%	30%	36%	43%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$19.83	$16.38	$17.23	$17.07	$18.00	$14.94
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.26	0.30	0.13 ^	0.23	0.27	0.19
Net realized and unrealized gain (loss)	(0.82)	3.38	(0.90)	—	(1.09)	2.88

Total from investment operations	(0.56)	3.68	(0.77)	0.23	(0.82)	3.07
Less distributions from:
Net investment income	—	(0.23)	(0.08)	(0.07)	(0.11)	(0.01)

Total distributions	—	(0.23)	(0.08)	(0.07)	(0.11)	(0.01)

Redemption fees	—	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$19.27	$19.83	$16.38	$17.23	$17.07	$18.00

Total Return (c)	–2.82%#	22.50%	–4.46%^	1.36%	–4.57%	20.55%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$268,367	$275,014	$1,073,486	$80,221	$57,350	$42,370
Ratios to average net assets (d):
Net expenses	1.05%	1.06%	1.07%^	1.14%	1.17%	1.23%
Gross expenses	1.05%	1.06%	1.10%	1.14%	1.17%	1.23%
Net investment income (loss)	2.61%	1.69%	0.80% ^	1.29%	1.49%	1.18%
Portfolio turnover rate	17%	31%	25%	30%	36%	43%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  79

Selected data for a share of capital	Six Months Ended	Year Ended		For the Period 4/1/15* to
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15

R6 Shares
Net asset value, beginning of period	$19.59	$16.18	$17.07	$17.94
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.21	0.31	0.31 ^	0.21
Net realized and unrealized gain (loss)	(0.74)	3.38	(1.02)	(0.95)

Total from investment operations	(0.53)	3.69	(0.71)	(0.74)
Less distributions from:
Net investment income	—	(0.28)	(0.18)	(0.13)

Total distributions	—	(0.28)	(0.18)	(0.13)

Net asset value, end of period	$19.06	$19.59	$16.18	$17.07

Total Return (c)	–2.71%#	22.85%	–4.17%^	–4.10%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$155,407	$693,744	$79,119	$49,387
Ratios to average net assets (d):
Net expenses	0.80%	0.80%	0.80%^	0.80%
Gross expenses	0.80%	0.81%	0.86%	0.92%
Net investment income (loss)	2.14%	1.68%	1.88%^	1.55%
Portfolio turnover rate	17%	31%	25%	30%

†	Unaudited.
*	The inception date for the R6 Shares was April 1, 2015.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. There was a 0.02%, 0.03% and 0.02% impact on the net expenses and net investment income (loss) ratios of the Portfolio’s Institutional, Open and R6 Shares, respectively.
#	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represent a realized gain and was recorded in the period received. There was a 0.10%, 0.10% and 0.35% impact on the total return of the Portfolio’s Institutional, Open and R6 Shares, respectively.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

80  Semi-Annual Report

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$11.02	$8.65	$8.80	$9.24	$9.76	$8.51
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.15	0.13	0.12	0.12	0.15	0.12
Net realized and unrealized gain (loss)	(0.57)	2.31	(0.17)	(0.46)	(0.58)	1.15

Total from investment operations	(0.42)	2.44	(0.05)	(0.34)	(0.43)	1.27
Less distributions from:
Net investment income	—	(0.07)	(0.10)	(0.10)	(0.11)	(0.02)

Total distributions	—	(0.07)	(0.10)	(0.10)	(0.11)	(0.02)

Redemption fees	—	—	—	— (b)	0.02	— (b)

Net asset value, end of period	$10.60	$11.02	$8.65	$8.80	$9.24	$9.76

Total Return (c)	–3.81%	28.31%	–0.63%	–3.63%	–4.29%	14.93%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$81,629	$53,929	$28,299	$18,757	$12,749	$19,212
Ratios to average net assets (d):
Net expenses	1.02%	1.05%	1.05%	1.06%	1.15%	1.15%
Gross expenses	1.02%	1.31%	1.79%	2.13%	2.10%	2.45%
Net investment income (loss)	2.69%	1.27%	1.36%	1.25%	1.54%	1.33%
Portfolio turnover rate	12%	30%	42%	51%	80%	36%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$11.03	$8.66	$8.82	$9.25	$9.79	$8.57
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.11	0.10	0.10	0.11	0.11	0.10
Net realized and unrealized gain (loss)	(0.54)	2.31	(0.19)	(0.47)	(0.57)	1.14

Total from investment operations	(0.43)	2.41	(0.09)	(0.36)	(0.46)	1.24
Less distributions from:
Net investment income	—	(0.04)	(0.07)	(0.07)	(0.08)	(0.02)

Total distributions	—	(0.04)	(0.07)	(0.07)	(0.08)	(0.02)

Redemption fees	—	—	—	—	— (b)	—

Net asset value, end of period	$10.60	$11.03	$8.66	$8.82	$9.25	$9.79

Total Return (c)	–3.90%	27.89%	–1.03%	–3.85%	–4.76%	14.48%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,173	$2,831	$2,092	$2,184	$3,048	$3,444
Ratios to average net assets (d):
Net expenses	1.35%	1.35%	1.35%	1.37%	1.45%	1.45%
Gross expenses	1.73%	2.07%	2.59%	2.75%	2.70%	3.03%
Net investment income (loss)	2.00%	1.01%	1.13%	1.15%	1.11%	1.08%
Portfolio turnover rate	12%	30%	42%	51%	80%	36%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  81

LAZARD INTERNATIONAL EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended			For the Period 8/29/14* to
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$10.43	$8.54	$8.27	$9.53	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.11	0.13	0.14	0.10	(0.01)
Net realized and unrealized gain (loss)	(0.51)	1.86	0.25	(1.25)	(0.45)

Total from investment operations	(0.40)	1.99	0.39	(1.15)	(0.46)
Less distributions from:
Net investment income	—	(0.10)	(0.12)	(0.11)	(0.01)
Net realized gains	—	—	—	—	— (b)

Total distributions	—	(0.10)	(0.12)	(0.11)	(0.01)

Redemption fees	—	—	—	— (b)	—

Net asset value, end of period	$10.03	$10.43	$8.54	$8.27	$9.53

Total Return (c)	–3.84%	23.29%	4.74%	–12.06%	–4.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$71,822	$69,440	$15,473	$13,753	$9,103
Ratios to average net assets (d):
Net expenses	1.05%	1.05%	1.05%	1.06%	1.15%
Gross expenses	1.14%	1.34%	2.29%	2.96%	7.40%
Net investment income (loss)	2.10%	1.35%	1.64%	1.13%	–0.41%
Portfolio turnover rate	34%	81%	92%	91%	45%

Selected data for a share of capital	Six Months Ended	Year Ended			For the Period 8/29/14* to
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$10.45	$8.56	$8.29	$9.53	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.10	0.11	0.06	(0.02)
Net realized and unrealized gain (loss)	(0.51)	1.86	0.26	(1.22)	(0.45)

Total from investment operations	(0.42)	1.96	0.37	(1.16)	(0.47)
Less distributions from:
Net investment income	—	(0.07)	(0.10)	(0.08)	—
Net realized gains	—	—	—	—	— (b)

Total distributions	—	(0.07)	(0.10)	(0.08)	— (b)

Redemption fees	—	—	—	— (b)	—

Net asset value, end of period	$10.03	$10.45	$8.56	$8.29	$9.53

Total Return (c)	–4.02%	22.87%	4.41%	–12.18%	–4.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$214	$220	$114	$55	$559
Ratios to average net assets (d):
Net expenses	1.35%	1.35%	1.35%	1.39%	1.45%
Gross expenses	7.03%	8.15%	11.98%	9.93%	12.39%
Net investment income (loss)	1.78%	1.04%	1.32%	0.60%	–0.55%
Portfolio turnover rate	34%	81%	92%	91%	45%

†	Unaudited.
*	The Portfolio commenced operations on August 29, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

82  Semi-Annual Report

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$15.70	$12.44	$13.33	$13.72	$14.46	$11.71
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.16	0.17	0.20 ^	0.16	0.19	0.14
Net realized and unrealized gain (loss)	(0.13)	3.29	(0.89)	(0.40)	(0.39)	2.79

Total from investment operations	0.03	3.46	(0.69)	(0.24)	(0.20)	2.93
Less distributions from:
Net investment income	—	(0.20)	(0.20)	(0.14)	(0.16)	(0.10)
Net realized gains	—	—	—	(0.01)	(0.38)	(0.08)

Total distributions	—	(0.20)	(0.20)	(0.15)	(0.54)	(0.18)

Redemption fees	—	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$15.73	$15.70	$12.44	$13.33	$13.72	$14.46

Total Return (c)	0.19%	27.85%	–5.17%^	–1.70%	–1.48%	25.02%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,210,522	$5,911,184	$5,114,357	$4,923,328	$3,727,391	$2,354,068
Ratios to average net assets (d):
Net expenses	0.79%	0.80%	0.81%^	0.82%	0.84%	0.86%
Gross expenses	0.79%	0.80%	0.81%	0.82%	0.84%	0.86%
Net investment income (loss)	2.05%	1.20%	1.56%^	1.15%	1.28%	1.02%
Portfolio turnover rate	19%	44%	47%	37%	33%	42%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$15.83	$12.55	$13.44	$13.82	$14.57	$11.80
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.14	0.18 ^	0.13	0.16	0.10
Net realized and unrealized gain (loss)	(0.13)	3.30	(0.90)	(0.40)	(0.41)	2.82

Total from investment operations	0.01	3.44	(0.72)	(0.27)	(0.25)	2.92
Less distributions from:
Net investment income	—	(0.16)	(0.17)	(0.10)	(0.12)	(0.07)
Net realized gains	—	—	—	(0.01)	(0.38)	(0.08)

Total distributions	—	(0.16)	(0.17)	(0.11)	(0.50)	(0.15)

Redemption fees	—	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$15.84	$15.83	$12.55	$13.44	$13.82	$14.57

Total Return (c)	0.06%	27.44%	–5.37%^	–1.89%	–1.78%	24.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,051,650	$1,216,861	$1,591,016	$1,783,529	$1,574,106	$868,730
Ratios to average net assets (d):
Net expenses	1.05%	1.06%	1.06%^	1.08%	1.09%	1.10%
Gross expenses	1.05%	1.06%	1.06%	1.08%	1.09%	1.10%
Net investment income (loss)	1.76%	0.97%	1.34%^	0.94%	1.06%	0.78%
Portfolio turnover rate	19%	44%	47%	37%	33%	42%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  83

Selected data for a share of capital	Six Months Ended	Year Ended		For the Period 1/19/15* to
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15

R6 Shares
Net asset value, beginning of period	$15.71	$12.45	$13.34	$13.70
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17	0.16	0.19 ^	(0.03)
Net realized and unrealized gain (loss)	(0.14)	3.30	(0.88)	(0.21)

Total from investment operations	0.03	3.46	(0.69)	(0.24)
Less distributions from:
Net investment income	—	(0.20)	(0.20)	(0.11)
Net realized gains	—	—	—	(0.01)

Total distributions	—	(0.20)	(0.20)	(0.12)

Redemption fees	—	—	— (b)	—

Net asset value, end of period	$15.74	$15.71	$12.45	$13.34

Total Return (c)	0.19%	27.82%	–5.17%^	–1.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$118,025	$110,383	$96,284	$72,362
Ratios to average net assets (d):
Net expenses	0.79%	0.80%	0.81%^	1.03%
Gross expenses	0.81%	0.82%	0.82%	1.09%
Net investment income (loss)	2.08%	1.15%	1.46%^	–0.22%
Portfolio turnover rate	19%	44%	47%	37%

†	Unaudited.
*	The inception date for the R6 Shares was January 19, 2015.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

84  Semi-Annual Report

LAZARD INTERNATIONAL EQUITY ADVANTAGE PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended		For the Period 5/29/15* to
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$10.92	$8.91	$9.21	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.18	0.19	0.18	0.04
Net realized and unrealized gain (loss)	(0.62)	2.03	(0.28)	(0.70)

Total from investment operations	(0.44)	2.22	(0.10)	(0.66)
Less distributions from:
Net investment income	—	(0.21)	(0.20)	(0.13)

Total distributions	—	(0.21)	(0.20)	(0.13)

Net asset value, end of period	$10.48	$10.92	$8.91	$9.21

Total Return (b)	–4.03%	24.98%	–1.13%	–6.63%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,407	$2,508	$1,969	$1,797
Ratios to average net assets (c):
Net expenses	0.90%	0.90%	0.90%	0.90%
Gross expenses	7.11%	8.91%	13.12%	14.93%
Net investment income (loss)	3.31%	1.89%	2.08%	0.77%
Portfolio turnover rate	37%	88%	92%	58%

Selected data for a share of capital	Six Months Ended	Year Ended		For the Period 5/29/15* to
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$10.92	$8.91	$9.21	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.16	0.16	0.15	0.03
Net realized and unrealized gain (loss)	(0.62)	2.03	(0.28)	(0.71)

Total from investment operations	(0.46)	2.19	(0.13)	(0.68)
Less distributions from:
Net investment income	—	(0.18)	(0.17)	(0.11)

Total distributions	—	(0.18)	(0.17)	(0.11)

Net asset value, end of period	$10.46	$10.92	$8.91	$9.21

Total Return (b)	–4.21%	24.60%	–1.42%	–6.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$111	$116	$93	$93
Ratios to average net assets (c):
Net expenses	1.20%	1.20%	1.20%	1.20%
Gross expenses	17.59%	20.85%	25.85%	30.10%
Net investment income (loss)	3.01%	1.58%	1.74%	0.47%
Portfolio turnover rate	37%	88%	92%	58%

†	Unaudited.
*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  85

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$13.79	$10.10	$10.90	$10.01	$10.54	$8.12
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.11	0.10	0.12 ^	0.10	0.12	0.11
Net realized and unrealized gain (loss)	(0.50)	3.59	(0.62)	0.87	(0.40)	2.34

Total from investment operations	(0.39)	3.69	(0.50)	0.97	(0.28)	2.45
Less distributions from:
Net investment income	—	—	(0.30)	(0.08)	(0.25)	(0.03)

Total distributions	—	—	(0.30)	(0.08)	(0.25)	(0.03)

Redemption fees	—	—	—	— (b)	— (b)	—

Net asset value, end of period	$13.40	$13.79	$10.10	$10.90	$10.01	$10.54

Total Return (c)	–2.83%#	36.53%	–4.64%^	9.71%	–2.77%	30.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$48,986	$41,267	$37,049	$51,828	$46,329	$51,508
Ratios to average net assets (d):
Net expenses	1.03%	1.09%	0.96%^	1.11%	1.13%	1.13%
Gross expenses	1.03%	1.09%	1.06%	1.11%	1.15%	1.19%
Net investment income (loss)	1.61%	0.85%	1.14%^	0.91%	1.13%	1.15%
Portfolio turnover rate	29%	35%	63%	48%	48%	58%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$13.82	$10.15	$10.93	$10.03	$10.56	$8.17
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.07	0.10 ^	0.07	0.09	0.08
Net realized and unrealized gain (loss)	(0.49)	3.60	(0.63)	0.88	(0.40)	2.34

Total from investment operations	(0.40)	3.67	(0.53)	0.95	(0.31)	2.42
Less distributions from:
Net investment income	—	—	(0.25)	(0.05)	(0.22)	(0.03)

Total distributions	—	—	(0.25)	(0.05)	(0.22)	(0.03)

Redemption fees	—	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$13.42	$13.82	$10.15	$10.93	$10.03	$10.56

Total Return (c)	–2.89%#	36.16%	–4.92%^	9.49%	–3.05%	29.65%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27,014	$42,362	$44,523	$55,776	$19,994	$19,639
Ratios to average net assets (d):
Net expenses	1.28%	1.34%	1.21%^	1.38%	1.43%	1.43%
Gross expenses	1.28%	1.34%	1.30%	1.38%	1.44%	1.48%
Net investment income (loss)	1.32%	0.61%	0.91%^	0.63%	0.85%	0.85%
Portfolio turnover rate	29%	35%	63%	48%	48%	58%

†	Unaudited.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The impact on the net investment income per share amount was $0.01 per share. There was a 0.10% and 0.09% impact on the total return of the Institutional and Open Shares classes, respectively, of the Portfolio. There was a 0.10% and 0.09% impact on the net expenses and net investment income (loss) ratios of the Portfolio’s Institutional and Open Shares, respectively.
#	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and was recorded in the period received. There was a 0.36% and 0.66% impact on the total return of the Portfolio’s Institutional and Open Shares, respectively.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

86  Semi-Annual Report

LAZARD EQUITY FRANCHISE PORTFOLIO

Selected data for a share of capital	Six Months Ended	For the Period 9/29/17* to
stock outstanding throughout each period	6/30/18†	12/31/17

Institutional Shares
Net asset value, beginning of period	$10.38	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.03
Net realized and unrealized gain (loss)	0.01	0.40

Total from investment operations	0.15	0.43
Less distributions from:
Net investment income	—	(0.03)
Net realized gains	—	(0.02)

Total distributions	—	(0.05)

Net asset value, end of period	$10.53	$10.38

Total Return (b)	1.45%	4.25%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,608	$5,566
Ratios to average net assets (c):
Net expenses	0.95%	0.95%
Gross expenses	3.97%	3.21%
Net investment income (loss)	2.73%	1.26%
Portfolio turnover rate	37%	10%

Selected data for a share of capital	Six Months Ended	For the Period 9/29/17* to
stock outstanding throughout each period	6/30/18†	12/31/17

Open Shares
Net asset value, beginning of period	$10.38	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.15	0.03
Net realized and unrealized gain (loss)	(0.02)	0.39

Total from investment operations	0.13	0.42
Less distributions from:
Net investment income	—	(0.02)
Net realized gains	—	(0.02)

Total distributions	—	(0.04)

Net asset value, end of period	$10.51	$10.38

Total Return (b)	1.25%	4.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$231	$111
Ratios to average net assets (c):
Net expenses	1.20%	1.20%
Gross expenses	14.70%	23.62%
Net investment income (loss)	2.86%	1.14%
Portfolio turnover rate	37%	10%

†	Unaudited.
*	The Portfolio commenced operations on September 29, 2017.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  87

LAZARD GLOBAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended				Period Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13*

Institutional Shares
Net asset value, beginning of period	$13.04	$10.53	$10.33	$10.32	$10.02	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.07	0.09	0.04	0.07	—
Net realized and unrealized gain (loss)	0.09	2.93	0.18	0.01	0.29	0.02

Total from investment operations	0.16	3.00	0.27	0.05	0.36	0.02
Less distributions from:
Net investment income	—	(0.10)	(0.07)	(0.04)	(0.06)	—
Net realized gains	—	(0.39)	—	—	—	—

Total distributions	—	(0.49)	(0.07)	(0.04)	(0.06)	—

Redemption fees	—	—	— (b)	— (b)	— (b)	—

Net asset value, end of period	$13.20	$13.04	$10.53	$10.33	$10.32	$10.02

Total Return (c)	1.23%	28.52%	2.66%	0.46%	3.84%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$69,026	$58,201	$31,197	$20,624	$12,266	$1,903
Ratios to average net assets (d):
Net expenses	1.05%	1.05%	1.07%	1.10%	1.10%	0.00%
Gross expenses	1.11%	1.30%	1.75%	2.27%	4.62%	91.25	%(e)
Net investment income (loss)	0.99%	0.60%	0.86%	0.41%	0.64%	0.00%
Portfolio turnover rate	19%	34%	40%	55%	64%	0%

	Six Months					Period
Selected data for a share of capital	Ended	Year Ended				Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13*

Open Shares
Net asset value, beginning of period	$13.04	$10.54	$10.34	$10.32	$10.01	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.05	0.04	0.06	0.01	0.04	—
Net realized and unrealized gain (loss)	0.09	2.91	0.18	0.02	0.30	0.01

Total from investment operations	0.14	2.95	0.24	0.03	0.34	0.01
Less distributions from:
Net investment income	—	(0.06)	(0.04)	(0.01)	(0.03)	—
Net realized gains	—	(0.39)	—	—	—	—

Total distributions	—	(0.45)	(0.04)	(0.01)	(0.03)	—

Net asset value, end of period	$13.18	$13.04	$10.54	$10.34	$10.32	$10.01

Total Return (c)	1.07%	28.01%	2.35%	0.24%	3.54%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$785	$711	$515	$290	$201	$100
Ratios to average net assets (d):
Net expenses	1.35%	1.35%	1.37%	1.40%	1.40%	0.00%
Gross expenses	2.96%	3.70%	5.38%	7.42%	13.34%	91.25	%(e)
Net investment income (loss)	0.69%	0.32%	0.56%	0.09%	0.35%	0.00%
Portfolio turnover rate	19%	34%	40%	55%	64%	0%

†	Unaudited.
*	The Portfolio commenced operations on December 31, 2013.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2013.

The accompanying notes are an integral part of these financial statements.

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LAZARD GLOBAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended			For the Period 8/29/14* to
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$2.31	$9.59	$9.67	$9.94	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.01	0.08	0.07	0.06	— (b)
Net realized and unrealized gain (loss)	(0.01)	2.24	(0.08)	(0.25)	(0.04)

Total from investment operations	—	2.32	(0.01)	(0.19)	(0.04)
Less distributions from:
Net investment income	—	(0.20)	(0.07)	(0.08)	(0.02)
Net realized gains	—	(9.40)	—	—	—
Return of capital	—	—	—	—	— (b)
Total distributions	—	(9.60)	(0.07)	(0.08)	(0.02)

Net asset value, end of period	$2.31	$2.31	$9.59	$9.67	$9.94

Total Return (c)	0.00%	24.20%	–0.15%	–1.85%	–0.36%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,735	$2,750	$19,816	$9,254	$7,112
Ratios to average net assets (d):
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses	5.88%	2.06%	2.03%	3.83%	7.11%
Net investment income (loss)	0.87%	0.76%	0.76%	0.63%	–0.08%
Portfolio turnover rate	23%	65%	67%	65%	24%

Selected data for a share of capital	Six Months Ended	Year Ended			For the Period 8/29/14* to
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$2.30	$9.59	$9.67	$9.94	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.01	0.03	0.04	0.03	(0.01)
Net realized and unrealized gain (loss)	(0.01)	2.25	(0.08)	(0.25)	(0.04)
Total from investment operations	—	2.28	(0.04)	(0.22)	(0.05)
Less distributions from:
Net investment income	—	(0.17)	(0.04)	(0.05)	(0.01)
Net realized gains	—	(9.40)	—	—	—
Return of capital	—	—	—	—	— (b)
Total distributions	—	(9.57)	(0.04)	(0.05)	(0.01)

Net asset value, end of period	$2.30	$2.30	$9.59	$9.67	$9.94

Total Return (c)	0.00%	23.72%	–0.45%	–2.16%	–0.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$147	$149	$114	$114	$135
Ratios to average net assets (d):
Net expenses	1.40%	1.41%	1.40%	1.40%	1.40%
Gross expenses	14.04%	12.33%	13.31%	14.12%	24.52%
Net investment income (loss)	0.56%	0.34%	0.39%	0.30%	–0.32%
Portfolio turnover rate	23%	65%	67%	65%	24%

†	Unaudited.
*	The Portfolio commenced operations on August 29, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD MANAGED EQUITY VOLATILITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended		For the Period 5/29/15* to
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$11.57	$9.99	$9.59	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13	0.19	0.18	0.09
Net realized and unrealized gain (loss)	(0.32)	1.87	0.44	(0.33)

Total from investment operations	(0.19)	2.06	0.62	(0.24)
Less distributions from:
Net investment income	—	(0.17)	(0.22)	(0.17)
Net realized gains	—	(0.31)	—	—

Total distributions	—	(0.48)	(0.22)	(0.17)

Net asset value, end of period	$11.38	$11.57	$9.99	$9.59

Total Return (b)	–1.64%	20.57%	6.45%	–2.42%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,898	$4,180	$2,431	$2,206
Ratios to average net assets (c):
Net expenses	0.75%	0.75%	0.75%	0.75%
Gross expenses	1.72%	6.51%	10.42%	13.51%
Net investment income (loss)	2.23%	1.71%	1.82%	1.64%
Portfolio turnover rate	72%	87%	91%	56%

Selected data for a share of capital	Six Months Ended	Year Ended		For the Period 5/29/15* to
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$11.56	$9.99	$9.59	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.16	0.15	0.08
Net realized and unrealized gain (loss)	(0.29)	1.85	0.44	(0.34)
Total from investment operations	(0.20)	2.01	0.59	(0.26)
Less distributions from:
Net investment income	—	(0.13)	(0.19)	(0.15)
Net realized gains	—	(0.31)	—	—
Total distributions	—	(0.44)	(0.19)	(0.15)

Net asset value, end of period	$11.36	$11.56	$9.99	$9.59

Total Return (b)	–1.73%	20.11%	6.14%	–2.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$301	$315	$172	$175
Ratios to average net assets (c):
Net expenses	1.05%	1.05%	1.05%	1.05%
Gross expenses	5.84%	12.07%	17.27%	23.94%
Net investment income (loss)	1.59%	1.42%	1.52%	1.33%
Portfolio turnover rate	72%	87%	91%	56%

†	Unaudited.
*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements June 30, 2018 (unaudited)

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-four no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of US Equity Concentrated, US Strategic Equity, US Small-Mid Cap Equity, International Equity, International Equity Select, International Equity Concentrated, International Strategic Equity, International Equity Advantage, International Small Cap Equity, Equity Franchise, Global Equity Select, Global Strategic Equity and Managed Equity Volatility Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios, other than US Equity Concentrated, International Equity Concentrated and Equity Franchise Portfolios, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System

(“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with

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the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, some Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in those countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European

Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in a Portfolio’s NAV per share.

(c) Foreign Currency Translation—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represent net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

(d) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

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The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2017, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Expiring 2018

International Equity	$(5,103,235)
International Equity Select	(1,173,332)
International Small Cap Equity	(4,306,477)

Portfolio	Short-Term*	Long-Term*

International Equity	$(56,646,892)	$—
International Equity Select	(484,131)	—
International Equity Concentrated	(590,000)	—
International Strategic Equity	(118,775,721)	—
International Equity Advantage	(51,450)	(5,029)
International Small Cap Equity	(3)	—

* Non-Expiring

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2017, the Portfolios had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Equity Concentrated	$1,423,858,546	$157,360,717	$39,630,374	$117,730,343
US Strategic Equity	69,438,520	12,821,180	1,161,440	11,659,740
US Small-Mid Cap Equity	167,239,374	23,071,770	4,338,761	18,733,009
International Equity	2,848,807,861	414,277,237	130,627,078	283,650,159
International Equity Select	81,008,698	6,668,660	3,922,304	2,746,356
International Equity Concentrated	71,862,968	5,544,829	5,468,063	76,766
International Strategic Equity	5,500,571,994	1,027,424,692	193,741,455	833,683,237
International Equity Advantage	2,519,672	203,406	127,732	75,674
International Small Cap Equity	63,677,606	14,796,808	2,201,081	12,595,727
Equity Franchise	8,870,420	286,995	335,068	(48,073)
Global Equity Select	61,158,183	10,241,927	1,285,205	8,956,722
Global Strategic Equity	2,582,018	422,773	77,218	345,555
Managed Equity Volatility	20,298,165	869,675	615,537	254,138

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(e) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the

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Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies, expiring capital loss carryovers, certain expenses, and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(f) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class of a Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. Organizational costs are expensed as incurred.

(g) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(j) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee,

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accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Equity Concentrated	0.70%
US Strategic Equity (a)	0.65
US Small-Mid Cap Equity	0.75
International Equity	0.75
International Equity Select	0.75
International Equity Concentrated (a)	0.80
International Strategic Equity	0.75
International Equity Advantage	0.65
International Small Cap Equity	0.75
Equity Franchise	0.80
Global Equity Select	0.80
Global Strategic Equity (a)	0.75
Managed Equity Volatility	0.60

(a)	From January 1, 2018 to June 26, 2018, percentages were 0.70%, 0.90% and 0.85%, respectively.

The Investment Manager has voluntarily agreed, until May 1 of the year shown below (except as noted), to waive its fees and, if necessary, reimburse the Portfolios if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name on table below, the Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expense.

Portfolio	Institutional Shares	Open Shares	R6 Shares	Year

US Equity Concentrated	0.90%	1.20%	0.85%	2028	(a)
US Strategic Equity	0.75	1.05	0.75	2019
US Small-Mid Cap Equity	1.15	1.45	N/A	2019
International Equity	0.85	1.15	0.80	2019
International Equity Select	1.05	1.35	N/A	2028	(b)
International Equity Concentrated	0.95	1.25	N/A	2019	(c)
International Strategic Equity	1.05	1.35	1.00	2019	(c)
International Equity Advantage	0.90	1.20	N/A	2019
International Small Cap Equity	1.13	1.43	N/A	2019
Equity Franchise	0.95	1.20	N/A	2019	(d)
Global Equity Select	1.05	1.35	N/A	2019
Global Strategic Equity	1.00	1.30	N/A	2019	(c)
Managed Equity Volatility	0.75	1.05	N/A	2019

(a)	Agreement extends, from May 1, 2019 through May 1, 2028, at levels of 1.10%, 1.40% and 1.05%, respectively. From January 1, 2018 to June 26, 2018, percentages were 0.95%, 1.25% and 0.90%, respectively.

(b)	Agreement extends, from May 1, 2019 through May 1, 2028, at levels of 1.15% and 1.45%, respectively.

(c)	From January 1, 2018 to June 26, 2018, percentages were 1.05%, 1.35%, 1.15%, 1.45%, 1.10%, 1.10% and 1.40%, respectively.

(d)	Agreement is until September 29, 2019.

In addition, until May 1, 2019, to the extent the “Total Annual Fund Operating Expenses” (as used in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodian fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the period ended June 30, 2018, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

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	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Strategic Equity	$62,206	$—	$3,464	$3,346
International Equity Select	—	—	5,006	—
International Equity Concentrated	34,001	—	981	5,230
International Equity Advantage	8,111	69,356	374	9,059
Equity Franchise	27,895	74,227	586	6,255
Global Equity Select	17,362	—	3,086	3,138
Global Strategic Equity	11,750	54,524	628	8,735
Managed Equity Volatility	45,004	28,115	944	6,582

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

US Equity Concentrated	$874	$5,403
US Strategic Equity	14,132	—
International Equity	2,012	—
International Strategic Equity	9,625	—

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, certain Portfolios experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each

Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

DST is the Fund’s transfer and dividend disbursing agent. For its services, DST receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. DST has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the period ended June 30, 2018, DST waived $6,104 of its fees for the Equity Franchise Portfolio.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Effective January 1, 2018, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $22,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the funds in the Lazard Fund Complex at

96  Semi-Annual Report

a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2018 were as follows:

Portfolio	Purchases	Sales

US Equity Concentrated	$632,751,758	$667,393,905
US Strategic Equity	24,181,475	30,393,888
US Small-Mid Cap Equity	89,143,018	107,107,646
International Equity	570,155,279	1,170,255,132
International Equity Select	38,138,940	8,532,155
International Equity Concentrated	29,363,571	24,269,689
International Strategic Equity	1,295,843,578	2,089,404,265
International Equity Advantage	1,052,652	977,779
International Small Cap Equity	22,982,630	25,800,237
Equity Franchise	5,830,810	2,515,876
Global Equity Select	21,720,882	12,060,242
Global Strategic Equity	673,660	695,752
Managed Equity Volatility	26,161,153	10,420,242

For the period ended June 30, 2018, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At June 30, 2018, the Investment Manager owned 89.59%, 60.10%, 94.45% and 12.24% of the outstanding shares of the International Equity Advantage, Equity Franchise, Global Strategic Equity and Managed Equity Volatility Portfolios, respectively.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2018, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

US Strategic Equity	$296,250	$450,000	2.97%	4
International Equity Select	188,000	317,000	2.55	2
International Equity Concentrated	253,000	253,000	2.56	4
International Equity Advantage	3,000	3,000	2.56	4
International Small Cap Equity	749,600	2,000,000	2.69	5
Equity Franchise	300,000	350,000	2.94	2
Global Strategic Equity	22,556	111,000	2.57	9

* For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be

Semi-Annual Report  97

highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager generally does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Non-Diversification Risk—A Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

98  Semi-Annual Report

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of June 30, 2018:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

US Equity Concentrated Portfolio
Common Stocks*	$1,452,902,325	$—	$—	$1,452,902,325
Short-Term Investments	88,686,564	—	—	88,686,564
Total	$1,541,588,889	$—	$—	$1,541,588,889
US Strategic Equity Portfolio
Common Stocks*	$79,294,118	$—	$—	$79,294,118
Short-Term Investments	1,804,142	—	—	1,804,142
Total	$81,098,260	$—	$—	$81,098,260
US Small-Mid Cap Equity Portfolio
Common Stocks*	$185,972,383	$—	$—	$185,972,383
Total	$185,972,383	$—	$—	$185,972,383
International Equity Portfolio
Common Stocks*
Australia	$—	$87,816,391	$—	$87,816,391
Belgium	—	49,423,465	—	49,423,465
Brazil	31,316,711	—	—	31,316,711
Canada	148,606,327	—	—	148,606,327
Denmark	—	41,137,173	—	41,137,173
Finland	—	41,234,405	—	41,234,405
France	—	341,284,531	—	341,284,531
Germany	—	131,208,147	—	131,208,147
India	28,276,280	—	—	28,276,280
Ireland	46,279,028	61,858,890	—	108,137,918
Israel	—	1,084,279	—	1,084,279
Japan	—	534,124,942	—	534,124,942
Luxembourg	—	24,540,038	—	24,540,038
Netherlands	—	200,177,510	—	200,177,510
Norway	—	88,187,643	—	88,187,643
Singapore	—	64,614,893	—	64,614,893
Spain	—	42,810,892	—	42,810,892
Sweden	10,461,661	101,847,997	—	112,309,658
Switzerland	—	213,235,289	—	213,235,289
Taiwan	29,474,672	—	—	29,474,672
Turkey	—	33,936,162	—	33,936,162
United Kingdom	—	475,213,138	—	475,213,138
United States	135,735,304	—	—	135,735,304
Preferred Stocks*	—	23,550,578	—	23,550,578
Short-Term Investments	145,021,674	—	—	145,021,674
Total	$575,171,657	$2,557,286,363	$—	$3,132,458,020

Semi-Annual Report  99

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

International Equity Select Portfolio
Common Stocks*
Australia	$—	$1,803,718	$—	$1,803,718
Belgium	—	1,339,573	—	1,339,573
Brazil	1,934,176	—	—	1,934,176
Canada	3,079,056	—	—	3,079,056
China	799,143	3,747,028	—	4,546,171
Denmark	—	1,490,409	—	1,490,409
Finland	—	1,596,924	—	1,596,924
France	—	6,772,830	—	6,772,830
Germany	—	3,881,171	—	3,881,171
India	1,212,249	—	—	1,212,249
Indonesia	669,966	—	—	669,966
Ireland	1,140,244	1,880,306	—	3,020,550
Japan	—	10,020,207	—	10,020,207
Netherlands	—	4,686,061	—	4,686,061
Norway	—	2,241,193	—	2,241,193
Philippines	—	81,803	—	81,803
Russia	788,184	—	—	788,184
Singapore	—	1,567,007	—	1,567,007
South Africa	—	1,407,103	—	1,407,103
South Korea	—	1,217,395	—	1,217,395
Spain	—	1,056,889	—	1,056,889
Sweden	—	2,458,081	—	2,458,081
Switzerland	—	4,520,066	—	4,520,066
Taiwan	—	1,788,203	—	1,788,203
Thailand	—	576,968	—	576,968
Turkey	—	915,413	—	915,413
United Kingdom	—	9,221,459	—	9,221,459
United States	5,562,939	—	—	5,562,939
Short-Term Investments	4,299,290	—	—	4,299,290
Total	$19,485,247	$64,269,807	$—	$83,755,054
International Equity Concentrated Portfolio
Common Stocks*
Australia	$—	$1,782,707	$—	$1,782,707
Belgium	—	2,710,216	—	2,710,216
Brazil	1,188,912	—	—	1,188,912
Canada	7,247,166	—	—	7,247,166
China	1,372,308	3,242,757	—	4,615,065
France	—	7,472,413	—	7,472,413
Germany	—	3,724,360	—	3,724,360
Ireland	—	1,932,663	—	1,932,663
Japan	—	8,120,951	—	8,120,951
Netherlands	—	6,815,677	—	6,815,677
Taiwan	2,798,522	—	—	2,798,522
Turkey	—	2,355,842	—	2,355,842
United Kingdom	—	11,101,741	—	11,101,741
United States	5,425,359	—	—	5,425,359
Preferred Stocks*	—	2,129,323	—	2,129,323
Short-Term Investments	2,518,817	—	—	2,518,817
Total	$20,551,084	$51,388,650	$—	$71,939,734

100  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

International Strategic Equity Portfolio
Common Stocks*
Canada	$493,353,823	$—	$—	$493,353,823
China	158,977,212	156,401,744	—	315,378,956
Denmark	—	152,054,676	—	152,054,676
Finland	—	180,542,345	—	180,542,345
France	—	574,300,400	—	574,300,400
Germany	—	74,452,947	—	74,452,947
India	29,917,371	66,707,946	—	96,625,317
Indonesia	—	2,325,204	—	2,325,204
Ireland	—	251,204,162	—	251,204,162
Japan	—	997,310,293	—	997,310,293
Luxembourg	—	61,450,407	—	61,450,407
Netherlands	—	254,932,724	—	254,932,724
New Zealand	—	55,225,977	—	55,225,977
Norway	—	174,094,700	—	174,094,700
Philippines	—	39,808,089	—	39,808,089
Singapore	—	122,463,443	—	122,463,443
Spain	—	49,644,446	—	49,644,446
Sweden	—	192,215,364	—	192,215,364
Switzerland	—	228,296,417	—	228,296,417
Taiwan	—	59,243,697	—	59,243,697
United Kingdom	—	1,282,671,153	—	1,282,671,153
United States	399,005,279	—	—	399,005,279
Preferred Stocks*	—	68,353,367	—	68,353,367
Short-Term Investments	209,302,045	—	—	209,302,045
Total	$1,290,555,730	$5,043,699,501	$—	$6,334,255,231
International Equity Advantage Portfolio
Common Stocks*
Australia	$—	$161,868	$—	$161,868
Austria	—	8,505	—	8,505
Denmark	—	34,881	—	34,881
Finland	—	11,971	—	11,971
France	3,523	259,658	—	263,181
Germany	—	233,924	—	233,924
Hong Kong	1,898	92,288	—	94,186
Italy	—	80,830	—	80,830
Japan	11,338	625,303	—	636,641
Macau	—	3,854	—	3,854
Netherlands	—	113,497	—	113,497
New Zealand	—	3,230	—	3,230
Norway	—	84,178	—	84,178
Portugal	—	6,892	—	6,892
Russia	—	16,754	—	16,754
Singapore	—	43,842	—	43,842
South Africa	—	2,801	—	2,801
Spain	—	42,628	—	42,628
Sweden	3,012	58,234	—	61,246
Switzerland	—	194,349	—	194,349
United Kingdom	—	425,283	—	425,283
United States	6,361	18,534	—	24,895
Short-Term Investments	45,910	—	—	45,910
Total	$72,042	$2,523,304	$—	$2,595,346

Semi-Annual Report  101

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

International Small Cap Equity Portfolio
Common Stocks*
Australia	$—	$3,587,278	$—	$3,587,278
Belgium	—	1,916,694	—	1,916,694
Canada	3,470,050	—	—	3,470,050
China	—	612,662	—	612,662
Denmark	—	1,140,153	—	1,140,153
Finland	—	796,849	—	796,849
France	—	1,902,382	—	1,902,382
Germany	—	6,799,377	—	6,799,377
Hong Kong	—	473,572	—	473,572
Ireland	—	1,928,457	—	1,928,457
Israel	—	618,936	—	618,936
Italy	549,563	2,535,096	—	3,084,659
Japan	—	18,631,221	—	18,631,221
Jersey	—	1,050,716	—	1,050,716
Luxembourg	802,100	1,019,642	—	1,821,742
Netherlands	—	1,790,295	—	1,790,295
New Zealand	—	655,722	—	655,722
Singapore	—	1,549,168	—	1,549,168
Sweden	—	5,377,497	—	5,377,497
Switzerland	—	1,090,569	—	1,090,569
Taiwan	—	632,939	—	632,939
United Kingdom	581,909	13,522,026	—	14,103,935
United States	815,317	670,352	—	1,485,669
Short-Term Investments	1,752,791	—	—	1,752,791
Total	$7,971,730	$68,301,603	$—	$76,273,333
Equity Franchise Portfolio
Common Stocks*
France	$—	$448,716	$—	$448,716
Italy	—	732,512	—	732,512
Luxembourg	—	544,361	—	544,361
United Kingdom	—	680,383	—	680,383
United States	6,302,427	—	—	6,302,427
Short-Term Investments	113,948	—	—	113,948
Total	$6,416,375	$2,405,972	$—	$8,822,347

102  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

Global Equity Select Portfolio
Common Stocks*
Belgium	$—	$859,691	$—	$859,691
Brazil	291,207	—	—	291,207
Canada	2,758,839	—	—	2,758,839
China	565,867	947,161	—	1,513,028
Finland	—	715,709	—	715,709
France	—	1,084,718	—	1,084,718
Germany	—	1,492,142	—	1,492,142
Hong Kong	—	2,092,723	—	2,092,723
India	438,638	298,053	—	736,691
Ireland	—	533,246	—	533,246
Israel	—	689,121	—	689,121
Japan	—	4,749,423	—	4,749,423
Netherlands	—	1,427,869	—	1,427,869
Singapore	—	791,986	—	791,986
South Africa	702,723	411,611	—	1,114,334
Sweden	566,701	1,831,148	—	2,397,849
Switzerland	—	545,056	—	545,056
Taiwan	609,090	—	—	609,090
United Kingdom	746,150	8,532,052	—	9,278,202
United States	33,737,588	—	—	33,737,588
Short-Term Investments	2,696,393	—	—	2,696,393
Total	$43,113,196	$27,001,709	$—	$70,114,905
Global Strategic Equity Portfolio
Common Stocks*
Canada	$44,116	$—	$—	$44,116
China	65,307	—	—	65,307
Denmark	—	33,623	—	33,623
Finland	—	50,715	—	50,715
France	—	88,862	—	88,862
Germany	—	49,856	—	49,856
Greece	—	35,153	—	35,153
Hong Kong	—	109,814	—	109,814
India	40,150	—	—	40,150
Indonesia	—	5,352	—	5,352
Israel	—	40,385	—	40,385
Japan	—	226,178	—	226,178
Netherlands	—	34,189	—	34,189
New Zealand	—	25,742	—	25,742
South Africa	—	110,035	—	110,035
Switzerland	—	96,255	—	96,255
Taiwan	27,603	—	—	27,603
United Kingdom	—	250,006	—	250,006
United States	1,509,263	—	—	1,509,263
Short-Term Investments	84,969	—	—	84,969
Total	$1,771,408	$1,156,165	$—	$2,927,573

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

Managed Equity Volatility Portfolio
Common Stocks*
Australia	$—	$732,007	$—	$732,007
Belgium	—	45,674	—	45,674
Canada	1,348,543	—	—	1,348,543
Denmark	—	242,352	—	242,352
Faeroe Islands	—	62,394	—	62,394
Finland	—	104,713	—	104,713
France	—	530,148	—	530,148
Germany	—	340,006	—	340,006
Hong Kong	—	424,159	—	424,159
Israel	—	200,278	—	200,278
Italy	—	246,419	—	246,419
Japan	—	1,165,373	—	1,165,373
Malta	—	51,214	—	51,214
Netherlands	—	196,306	—	196,306
New Zealand	—	39,749	—	39,749
Norway	—	878,304	—	878,304
Portugal	—	50,504	—	50,504
Russia	—	53,971	—	53,971
Singapore	—	450,446	—	450,446
Spain	—	71,655	—	71,655
Sweden	—	298,439	—	298,439
Switzerland	—	590,688	—	590,688
United Kingdom	47,171	964,548	—	1,011,719
United States	10,643,012	99,761	—	10,742,773
Short-Term Investments	674,469	—	—	674,469
Total	$12,713,195	$7,839,108	$—	$20,552,303

* Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the International Equity, International Equity Select, International Equity Concentrated, International Strategic Equity, International Equity Advantage, International Small Cap Equity, Equity Franchise, Global Equity Select, Global Strategic Equity and Managed Equity Volatility Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the period ended June 30, 2018, securities valued at the following amounts were transferred from Level 2 to Level 1:

Portfolio	Amount

International Equity	$33,251,044
International Equity Select	1,730,549
International Equity Concentrated	1,308,077
Global Equity Select	440,052

During the period ended June 30, 2018, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount

International Equity Advantage	$25,385
Managed Equity Volatility	13,039

104  Semi-Annual Report

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2018.

10. Subsequent Events

Subsequent to June 30, 2018, the Board approved the name change of US Strategic Equity Portfolio to US Equity Select Portfolio.

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that, aside from item previous disclosed, there were no subsequent events that required adjustment or disclosure.

Semi-Annual Report  105

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (64)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Cornell Law School, Adjunct Professor (2013 – 2016)

Kenneth S. Davidson (73)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Nancy A. Eckl (55)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (67 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (47)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (74)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – present)

Robert M. Solmson (70)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

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Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Ashish Bhutani (58)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (45)	Director (October 2017) Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)

Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2018, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

Semi-Annual Report  107

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (48)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Christopher Snively (33)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (59)	Treasurer (May 2003)	Vice President of the Investment Manager

Tamar Goldstein (43)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (36)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (43)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

108  Semi-Annual Report

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the U.S. Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

All Portfolios except Lazard Equity Franchise Portfolio

At a meeting of the Board held on June 26-27, 2018 the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive sessions separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the

Lazard Funds Complex of 41 active funds comprises approximately $36 billion of the approximately $252 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2018).

The Board considered the various services provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing and shareholder servicing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels. The Board accepted management’s assertion that the Fund benefits from the services and infrastructure provided by the Investment Manager and that such services and infrastructure are greater than those typically provided to a $36 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, comparing the advisory fee and expense ratio (each through December 31, 2017) of each Portfolio and performance (through March 31, 2018) of each Portfolio to those of a group of comparison funds selected by Strategic Insight (each, a “Group”) and the Portfolio’s broader Morningstar category (each, a “Category”). Strategic Insight’s analyses were for the Insti-

Semi-Annual Report  109

tutional Shares and Open Shares of each Portfolio, so that references to the performance or expense ratio of a Portfolio or regarding comparisons involving, or rankings of, a Portfolio herein refer to those of a Portfolio’s share class unless otherwise stated or the context otherwise requires. The Strategic Insight comparisons ranked each Portfolio in a quintile of the Portfolio’s Group and Category (with the first quintile being the most favorable quintile and the fifth quintile being the least favorable). Representatives of the Investment Manager discussed with the Board the methodology used by Strategic Insight in constructing the Groups, noting the limitations of the process.

Advisory Fee and Expense Ratio. The Board discussed the management fee paid to the Investment Manager (referred to in the Strategic Insight materials as the “advisory fee”) and expense ratio (as limited by the Investment Manager (“net”)) for each Portfolio and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratio for each Portfolio to their respective Group and Category medians. The Board considered that the Investment Manager continues to voluntarily enter into expense limitation agreements for all of the Portfolios (pursuant to which, as shown in the Strategic Insight materials, the Investment Manager was waiving its advisory fee and/or reimbursing expenses for the Global Equity Select, Global Strategic Equity, International Equity Advantage, International Equity Concentrated, International Equity Select, Managed Equity Volatility and US Strategic Equity Portfolios) and that the Investment Manager proposed to lower the expense limitations for all share classes of each of the Global Strategic Equity, International Equity Concentrated, International Strategic Equity and US Equity Concentrated Portfolios, as further described below.

Except for the Global Strategic Equity and International Equity Concentrated Portfolios (both share classes) and the Institutional Shares of the US Strategic Equity Portfolio, the gross advisory fee of each Portfolio ranked in one of the top three quintiles of the relevant Group (and, although the Institutional Shares of the US Strategic Equity Portfolio were ranked in the fourth quintile of the relevant Group, the advisory fee was less than five basis points above the Group median). Except for the Global Strategic Equity and International Equity Concentrated Portfolios, the expense ratio of each of the Portfolios (both share classes) ranked in one of the top three quintiles of the Portfolio’s Group.

For the Global Strategic Equity and International Equity Concentrated Portfolios, the Investment Manager proposed to lower each Portfolio’s advisory fee in the Management Agreement by 0.10%, with no diminution in services thereunder, and to lower the current expense limitations for all share classes of each Portfolio by 0.10%.

For the US Strategic Equity Portfolio, the Investment Manager proposed to lower the Portfolio’s advisory fee in the Management Agreement by 0.05%, with no diminution in services thereunder.

Additionally, the Investment Manager proposed to lower the current expense limitations for all share classes of the International Strategic Equity Portfolio and the US Equity Concentrated Portfolio by 0.10% and 0.05%, respectively.

The Board also considered fees paid to the Investment Manager by any funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as any of the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with any such funds, “Similar Accounts”). The Board discussed the fees paid to the Investment Manager by the Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the significant differences in services provided by the Investment Manager to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Board considered the relevance of the fee information provided for Similar Accounts, in light of the Investment Manager’s discussion of the significant differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

110   Semi-Annual Report

Performance. When evaluating the performance of each Portfolio, the Board considered Strategic Insight’s performance analysis along with other information provided by, and discussions with, the Investment Manager’s representatives. Strategic Insight’s analyses compared each Portfolio’s performance to that of the funds in the relevant Group and Category over one-, three-, five- and ten-year periods ended March 31, 2018 (as applicable). The Board considered that the Global Equity Select Portfolio (both share classes) ranked in the third quintile of the applicable Group for the three-year period, and that the performance of each other Portfolio (one or both share classes), other than the International Equity Advantage and the Managed Equity Volatility Portfolios, ranked in the fourth or fifth quintile for the three- and/or five-year periods. For the International Equity Advantage and Managed Equity Volatility Portfolios, which had not been in operation for three full years, the one-year performance of both share classes of the International Equity Advantage Portfolio was in the fifth quintile of the relevant Group, and the one-year performance of the Institutional Shares and Open Shares of the Managed Equity Volatility Portfolio ranked in the second and third quintiles, respectively, of the relevant Group.

For the Global Strategic Equity Portfolio, the Board noted that the one-year performance of the Portfolio’s Institutional Shares was in the second quintile of the Group and Category and the performance of the Portfolio’s Open Shares was in the third and second quintile of the Group and Category, respectively.

For the International Equity Portfolio, the Board noted that the performance of the Portfolio (both share classes) was in the third quintile of the Group and Category for the one-year period and that, for the ten-year period, the performance of the Portfolio’s Institutional Shares was in the first quintile in the Group and Category and the performance of the Open Shares was in the second and first quintile in the Group and Category, respectively.

For the International Equity Select Portfolio, the Board noted the performance of the Portfolio (both share classes) was in the third quintile of the Group and

Category for the three-year period. The Board also noted that the performance of the Portfolio (both share classes) was in the first quintile of the Group and Category for the one-year period and that the ten-year performance was in the second quintile of the Group and Category for Institutional Shares and in the second and third quintile of the Group and Category, respectively, for Open Shares.

For the International Small Cap Equity Portfolio, the Board noted that the performance of the Portfolio (both share classes) was in the second quintile of the applicable Group for the one-year period, the three-year performance of the Institutional Shares was in the third quintile of the Group and Category and the five-year performance of the Open Shares was in the third and second quintiles of the applicable Group and Category, respectively.

For the International Strategic Equity Portfolio, the Board noted the Portfolio’s performance (both share classes) was in the third quintile of the Group for the five-year period and in the first and second quintile of the Group for the one- and ten-year periods, respectively.

For the US Equity Concentrated Portfolio, the Board noted that the three- and five-year performance of the Portfolio’s Institutional Shares was in the third and second quintiles, respectively, of both the Group and Category and that the five-year performance of the Open Shares was in the third and second quintiles of the Group and Category, respectively.

For the US Small-Mid Cap Equity Portfolio, the Board noted the Portfolio’s performance (both share classes) for the five- and ten-year periods was in the second and first quintile, respectively, of the applicable Group and that the Institutional Shares performance for the five- and ten-year periods was in the third and second quintiles, respectively, of the Category.

For the US Strategic Equity Portfolio, the Board noted that the Portfolio’s one-year performance (both share classes) was in the third quintile of the applicable Group and that the ten-year performance of the Institutional Shares was in the second quintile of the Group.

Semi-Annual Report  111

Representatives of the Investment Manager discussed for each Portfolio the Investment Manager’s expectations for and explanations of performance and, when appropriate, actions to be taken in respect of certain Portfolios’ performance.

Investment Manager Profitability and Economies of Scale

The Board reviewed information prepared by the Investment Manager for each Portfolio concerning the estimated profitability percentage of the Management Agreement to the Investment Manager and its affiliates, calculated using the actual revenues earned for the calendar year ended December 31, 2017 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any other significant indirect benefits from the Investment Manager acting as investment manager to the Portfolios. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the estimated profitability percentages are not unreasonable in light of the services provided and other factors. The Board (1) considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager (including the nature, extent and quality of such services), and (2) evaluated the profitability in light of the relevant circumstances for each Portfolio (including the size of each Portfolio and the trend in asset growth or decline). Representatives of the Investment Manager and the Board discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of profits back into its business, waiving or reducing Portfolio management fees and/or reimbursing expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting management fees at inception that account for future scale. It was noted that, for Portfolios with declining or stable assets, or a low level of assets, the potential that the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $252 billion global asset management business.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services provided (including the lowering of the fee for the Global Strategic Equity, International Equity Concentrated and US Strategic Equity Portfolios).

112  Semi-Annual Report

•	Because the Board reviewed regularly the overall performance of each Portfolio (comparing it to various measures and considering the Portfolio’s objective and investment program and the Investment Manager’s expectations for and explanations of performance), after inquiry and discussion the Board was satisfied that the Investment Manager satisfactorily explained each Portfolio’s performance or actions to address performance.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment manage-

ment and other services provided under the Management Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices, as well as the Investment Manager’s expectations for and explanations of performance; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge of the Fund, gained through meetings and other interactions with the Investment Manager, and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement (as proposed to be revised, as applicable) for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Semi-Annual Report  113

The Lazard Funds, Inc.

30 Rockefeller Plaza

NewYork, NewYork 10112-6300
Telephone: 800-823-6300
https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
NewYork, NewYork 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
NewYork, NewYork 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169
Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza

NewYork, NewYork 10112-0015

Legal Counsel

Proskauer Rose LLP
ElevenTimes Square
NewYork, NewYork 10036-8299
http://www.proskauer.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

LZDPS020

Lazard Funds Semi-Annual Report

June 30, 2018

Fixed Income Funds

Lazard US Corporate Income Portfolio

Lazard US Short Duration Fixed Income Portfolio

Lazard Global Fixed Income Portfolio

PRIVACY NOTICE

WHAT DOES LAZARD DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. U.S. federal law gives our clients the right to limit some but not all sharing. U.S. federal and other applicable law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing advisory services to you. The legal basis for our collection of your personal information is our contract with you and our legitimate business interest to provide contractual services to you. The collection of this information is necessary for us to be able to provide advisory services to you and the failure to provide such information will result in our inability to provide our services. This information includes your social security number (for U.S. persons) and may include other information such as your:

●	Assets and income;

●	Investment experience;

●	Transaction history;

●	Credit history; and

●	Wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example, when you give us your contact information, enter into an investment advisory contract with us, buy securities (i.e., interests in a fund) from us, direct us to buy or sell securities for your account, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates1 or other non-affiliated companies (such as credit bureaus).

How we use this information. All financial companies need to share customers’ personal information to run their everyday business and we use the personal information we collect from you for our everyday business purposes. These purposes may include for example:

●	To provide advisory services to you;

●	To open an account for you;

●	To process a transaction for your account;

●	To market products and services to you; and/or

●	To respond to court orders and legal investigations.

If you are an investor located within a European Union country, please note that personal information may be collected, shared and/or stored outside of the European Union.

[1]	Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker, counterparty, fund administrator or third party service provider that aggregates data in a central repository for access by a broker, counterparty or fund administrator to provide its services. We may also disclose such information to service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you. We require third party service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. These sharing practices are consistent with applicable privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the U.S. federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with non-affiliates for them to market to you). We may also share your personal information with non-affiliates (such as a government agency or regulatory authority) as required by applicable law.

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

How long we keep your personal information. We retain your personal information for the duration of your advisory relationship with us and for a period of time thereafter as required by applicable law.

Your rights with respect to this information. If you are an investor located within a European Union country, you have the following rights with respect to your personal information:

●	The right to request and obtain a copy of your personal information that we maintain;

●	The right to correct your personal information that we maintain;

●	The right to request the erasure of your personal information from our systems, subject to applicable recordkeeping requirements applicable to us; and

●	The right to lodge a complaint with a supervisory authority.

Who is providing this Privacy Notice. This Privacy Notice relates to the following entities:

●	Lazard Asset Management LLC

●	Lazard Asset Management (Canada), Inc.[2]

●	Lazard Asset Management Securities LLC

Who to contact with questions. If you have any questions about this Privacy Notice, please call (800) 823-6300 or visit our website at http://www.lazardassetmanagement.com.

[2]	Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
6	Performance Overviews
9	Information About Your Portfolio’s Expenses
11	Portfolio Holdings Presented by Credit Rating
12	Portfolios of Investments
12	Lazard US Corporate Income Portfolio
18	Lazard US Short Duration Fixed Income Portfolio
20	Lazard Global Fixed Income Portfolio
25	Notes to Portfolios of Investments
28	Statements of Assets and Liabilities
29	Statements of Operations
30	Statements of Changes in Net Assets
32	Financial Highlights
36	Notes to Financial Statements
46	Board of Directors and Officers Information
49	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

Global equity and debt markets were mixed in the first half of 2018. While US markets gained, most other developed markets pulled back. In June, the Federal Reserve (Fed) raised interest rates for the seventh time since the global financial crisis, which contributed to broad-based US dollar strength and put pressure on emerging markets assets.

In February, the S&P 500® Index recorded its first 10% correction in two years. US equity markets, however, bounced back to end the first half in positive territory, thanks to strong corporate earnings growth and economic data. Fourth quarter 2017 and first quarter 2018 annualized US GDP growth exceeded expectations and the US unemployment rate reached an 18-year low in the second quarter. Accelerating inflation helped lift long-term interest rates, with the 10-year US Treasury yield rising above 3% in April for the first time in more than four years.

Political uncertainty has risen in Europe, but our Europe-based teams believe that the euro zone economy appears strong enough to withstand this turbulence. Italy has been the chief source of political concerns, but the populist coalition government has stepped back from some of its controversial proposals and softened its anti-euro rhetoric. Overall, European equity markets declined during the first six months of 2018, giving back some of their 2017 gains.

Emerging markets equity and debt were more volatile during the first half of 2018 and were weighed down by escalating US–China trade tensions, a stronger US dollar, and new, more severe US sanctions on Russia. However, emerging markets equity fundamentals remain strong, with stable-to-higher earnings growth estimates for 2018 and 2019 (as of June). A streak of weakness in emerging markets debt from February through June also appears to have created some attractive valuation opportunities in the asset class.

We remain focused on fundamental stock selection and will continue to seek to identify value opportunities for our Portfolios. We appreciate your confidence in Lazard and feel privileged that you have turned to us for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

US Corporate Income

The US economy continues to be buoyed by strong corporate earnings, GDP growth, and employment. In an effort to normalize monetary policy after years of ultra-accommodative conditions, the Fed continues to raise the federal funds rate and unwind its balance sheet. This deliberate and transparent normalization pathway had $30 billion per month in securities rolling off in the second quarter. Globally, investors faced a stronger US dollar, trade tariff rhetoric, and Italian politics.

Overall, the US high yield market performance was generally flat, with the broad-based ICE Bank of America Merrill Lynch (“BofAML”) High Yield Cash Pay® Index returning 0.06% and the ICE BofAML BB-B US Cash Pay Non-Distressed High Yield® Index (the “Cash Pay Index”) falling 0.61%. However, beneath the surface of the averages, performance for the first half was marked by dispersion between low rated and high rated credit performance. For example, the BAML CCC & Lower Index returned 3.98%, the BAML B Index returned 1.05%, and the BAML BB Index returned –1.77%. The investment grade only Bloomberg Barclays US Aggregate® Index returned –1.62% and the S&P 500 Index returned 2.65%.

High yield market spreads also showed wide dispersion across credit ratings, with the CCC Index spread tightening year to date by 100 bps to 730 bps, but the higher quality BB Index widening by 42 bps to 260 bps. Overall, BB rated credits underperformed due to this spread widening and their higher interest rate sensitivity as compared to the lower quality CCC and B rated credits. Although corporate leverage has moved higher and spreads are relatively tight compared to historical averages, fundamentals, namely earnings and interest coverage, are arguably supportive of valuations. Defaults continued to be low, with Standard & Poor’s reporting that its trailing 12 month US Speculative-Grade Corporate Default Rate fell (for the period ended June 30, 2018) to 3%. The energy and natural resource sector’s 9.2% trailing 12-month default rate continued to skew the numbers higher. Excluding the energy and natural resources sectors, the default rate was 2.3%. Market technicals have also been supportive of valuations as new issue volume dropped to $126 billion in the first half of 2018 versus $175 billion midway through 2017. Most use of proceeds continue to be for refinancing existing debt, acquisitions, and/or general corporate purposes. Mutual fund outflows continued for the high yield market and reached –$25.6 billion in the first half, which is up from –$9.5 billion at the same point last year.

US Short Duration Fixed Income

The US economy continues to be buoyed by strong corporate earnings, GDP growth, and employment. In an effort to normalize monetary policy after years of ultra-accommodative conditions, the Fed continues to raise the fed funds rate and unwind its balance sheet. This deliberate and transparent normalization pathway had $30 billion per month in securities rolling off in the second quarter. Globally, the markets wrestled with a stronger US dollar, trade tariff rhetoric, and Italian politics.

Global demand for longer dated Treasuries combined with the Fed’s normalization policy has led to a flattening of the yield curve as the spread between T-bills and longer dated Treasuries has narrowed raising recession concerns. Given the technical nature of this flattening, we believe such recession concerns to be unwarranted. Currently, our expectation is for the fed funds rate to peak at a level close to 2% which in our minds remains accommodative to growth. Nevertheless, we will pay close attention to the economic data to look for significant changes and the possible impact that such changes will have on monetary policy and valuations.

Global Fixed Income

In January, broad-based global economic momentum and seemingly euphoric sentiment fed into stronger price levels across most financial markets. The tone changed dramatically in February, and volatility returned to markets. Equities and other risky assets tumbled during the remainder of the first quarter, giving back most of their earlier gains due to uncertainty over new trade tariffs and a host of other negative news, especially in the technology sector.

Global bond markets were mixed and volatile during the second quarter. Select core “safe haven” markets rallied amid deteriorating conditions in both equity and emerging markets and new political developments in Italy. Slightly weaker economic data across Europe and other regions (especially relative to

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strength in the United States) also began to cast doubt on the continuity of global “synchronous growth.”

In June, the Fed tightened interest rates as widely expected, with its seventh and most recent rate hike setting a new 2% upper target for the federal funds rate. The 10-year US Treasury yield briefly broke above the closely watched 3.00% level in mid-April, and again in late May. These spikes were most likely due to fiscal and supply-related catalysts and the anticipation of a rebound in second quarter US growth; but, they were short-lived as external sentiment and risk aversion pushed rates back lower and the 10-year Treasury yield closed out the period at 2.86%.

Other central bank meetings were generally uneventful during the period as the European Central Bank (ECB), Bank of Japan, and other global central banks continue to postpone any rate normalization plans. Italian government bonds took the spotlight as their 10-year yields surged to 3.16% in late May from lows of 1.75% in April, finally settling back to 2.67% by quarter-end. Other central banks were playing defense, including in Argentina, where the central bank hiked rates aggressively in an attempt to contain currency outflows. Overall, global credit issuance had a strong start to the year, as a wide spectrum of issuers, from sovereigns to corporations, took advantage of post-holiday timing to front-load their transactions for the year. Credit spreads moved to even tighter levels, given the strong equity rally in January, and many lower quality, high yield bonds outperformed investment grade bonds. This changed quickly however, and many credit sectors experienced modest spread widening during the rest of the first quarter, in sympathy with the “risk off” sentiment and because of investment flows, credit supply, and technical conditions, rather than fundamentals, which generally remained supportive.

Credit issuance was notably light during the second quarter, due to the fragile market environment and a shift to more attractive bank loan financing in certain situations. Emerging markets bonds sold off further (after their initial decline in mid-February), with spreads for emerging markets hard currency (US dollar–denominated) bonds widening approximately 60 basis points on a year-to-date basis. Many local currency bonds were penalized from rates and currency perspectives.

Currency markets were very active, with strong gains in the US dollar based on global growth and monetary policy differentials that favored the United States, in addition to risk aversion. Year to date, only a few currencies have managed to maintain traction against the dollar, including the Japanese yen, Colombian peso, and Norwegian krone. For the second quarter, major and minor currencies alike lost 1%–8% versus the “greenback,” while high-beta currencies such as the South African rand, Turkish lira, and Brazilian real lost approximately 13%–15% against the dollar. The euro’s weak performance against the dollar appears to be discounting negative Italian political news as well as slightly dovish comments from the ECB about the timing of monetary policy normalization.

In emerging markets, the Argentine peso lost an additional 30% against the dollar during the second quarter, despite aggressive efforts by the central bank to stem the peso’s losses. Currency turbulence in troubled markets such as Russia, Argentina, and Turkey also took a toll on emerging markets sentiment and investment flows during the quarter.

Lazard US Corporate Income Portfolio

For the six months ended June 30, 2018, the Lazard US Corporate Income Portfolio’s Institutional Shares posted a total return of –1.43%, while Open Shares posted a total return of –1.56%, and R6 Shares posted a total return of –3.49%, as compared with the –0.61% return for the Cash Pay Index.

The Portfolio underperformance was driven by its heavier weighting towards the higher quality part of the market as compared to benchmark. The higher quality credits suffered from marginal spread widening and a higher sensitivity to the rise in interest rate than the lower quality credits. For example, the Portfolio contains 63.2% of the BB rated credits versus only 53.1% for the index. On the margin, performance was hampered by an underweight to the energy sector, which benefited from rising oil prices, and an overweight to automobile companies. However, security selection in basic industry and an overweight to technology names helped performance relative to the benchmark. As an indication of the Portfolio’s quality, holdings consisted of 10.1% BBB rated credits against the index’s 6.8% weighting. The Portfolio’s option-adjusted spread is 267 bps versus 310 bps for that of

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the benchmark. The Portfolio’s duration of 4.1 years continues to be lower than that of the index’s 4.3 years.

Lazard US Short Duration Fixed Income Portfolio

For the six months ended June 30, 2018, the Lazard US Short Duration Fixed Income Portfolio’s Institutional Shares posted a total return of –0.01%, while Open Shares posted a total return of –0.06%, as compared with the 0.09% return for the ICE BofAML 1–3 Year US Treasury® Index.

Performance was helped by a shorter duration and an underweight to the 3-year part of the yield curve, while overweighting corporate credit hurt performance.

The Portfolio is shorter on duration relative to the ICE BofAML 1–3 Year US Treasury Index. It remains overweight in US corporate credit and continues to engage in agency mortgage-backed securities. The Portfolio remains significantly underweight in US Treasury. We continue to find opportunities to capture excess yield premiums relative to convexity in the pricing of specific mortgage-backed and corporate credit.

Lazard Global Fixed Income Portfolio

For the six months ended June 30, 2018, the Lazard Global Fixed Income Portfolio’s Institutional Shares

posted a total return of –2.23%, while Open Shares posted a total return of –2.36%, as compared with the –1.46% return for the Bloomberg Barclays Global Aggregate® Index.

The Portfolio’s relative underperformance was primarily attributed to underweight positions in core Europe and Japan and overweight positions in Singapore and the United States. Other detractors included modest exposure to a variety of local emerging markets rates and overweight currency positions in the Mexican peso, Swedish krona, and the Indian rupee. An underweight in long-maturity Canadian bonds posed a further drag as yields of the longer end of the curve declined during the reporting period. These detractors were partly offset by gains from underweight positions in countries in the European periphery, notably Italy, which underperformed. Positive security selection in Australia, New Zealand, Canada, and Norway was additive, along with underweights in the Canadian dollar, euro, and British pound.

The portfolio management team utilizes forward currency contracts, both opportunistically and defensively, for hedging purposes. In aggregate, currency positioning (defined as the net currency exposure of underlying bonds plus currency hedges) was a positive contributor to relative performance during the period.

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer and dividend disbursing agent (“DST”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Returns for a period of less than one year are not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2018; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard US Corporate Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Corporate Income Portfolio and Cash Pay Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One	Five	Ten	Since
	Year	Years	Years	Inception	†
Institutional Shares**	0.39%	4.22%	5.76%	4.20%
Open Shares**	–0.10%	3.87%	5.46%	3.69%
R6 Shares**	–1.91%	N/A	N/A	1.68%
Cash Pay Index	1.82%	5.37%	6.76%	6.35%
				(Institutional Shares) 6.30% (Open Shares) 4.71% (R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”), if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Cash Pay Index is the ICE BofAML BB-B US Cash Pay Non-Distressed High Yield® Index. It is constructed to mirror the BB-B non-distressed sector of the public high yield corporate debt market and is a subset of the ICE Merrill Lynch High Yield Cash Pay® Index. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was January 2, 1998, for the Open Shares was February 24, 1998 and for the R6 Shares was November 3, 2016.

6  Semi-Annual Report

Lazard US Short Duration Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Short Duration Fixed Income Portfolio and ICE BofAML 1-3 Year US Treasury® Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	0.21%	0.56%	1.06%
Open Shares**	–0.09%	0.50%	0.92%
ICE BofAML 1-3 Year US Treasury Index	0.08%	0.58%	0.66%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The ICE BofAML 1-3 Year US Treasury Index tracks the performance of the direct sovereign debt of the US Government having a maturity of at least one year and less than three years. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

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Lazard Global Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Fixed Income Portfolio and Bloomberg Barclays Global Aggregate® Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	–0.14%	0.73%	0.09%
Open Shares**	–0.43%	0.43%	–0.21%
Bloomberg Barclays Global Aggregate Index	1.36%	1.50%	0.94%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 30, 2012.

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The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2018 through June 30, 2018 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Semi-Annual Report  9

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	1/1/18	6/30/18	1/1/18 - 6/30/18	1/1/18 - 6/30/18

US Corporate Income
Institutional Shares
Actual	$1,000.00	$985.70	$2.71	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.07	$2.76	0.55%
Open Shares
Actual	$1,000.00	$984.40	$4.18	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26	0.85%
R6 Shares
Actual	$1,000.00	$965.10	$2.68	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.07	$2.76	0.55%

US Short Duration Fixed Income
Institutional Shares
Actual	$1,000.00	$999.90	$1.98	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.81	$2.01	0.40%
Open Shares
Actual	$1,000.00	$999.40	$3.47	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51	0.70%

Global Fixed Income
Institutional Shares
Actual	$1,000.00	$977.70	$3.43	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Open Shares
Actual	$1,000.00	$976.40	$4.90	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

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The Lazard Funds, Inc. Portfolio Holdings Presented by Credit Rating June 30, 2018 (unaudited)

	Lazard	Lazard US Short	Lazard Global
	US Corporate	Duration Fixed	Fixed Income
S&P Credit Rating*	Income Portfolio	Income Portfolio	Portfolio

AAA	—%	1.9%	15.9%
AA+	—	57.1	16.3
AA-	—	—	6.8
A+	—	—	6.6
A	—	2.0	3.9
A-	—	10.9	10.6
BBB+	0.6	18.4	9.0
BBB	1.3	8.4	1.0
BBB-	7.8	—	5.4
BB+	17.2	—	4.5
BB	21.1	—	—
BB-	22.5	—	—
B+	14.3	—	—
B	6.0	—	—
B-	3.5	—	—
CCC+	0.9	—	—
NA	1.0	0.7	15.4
NR	—	—	3.8
Short-Term Investments	3.8	0.6	0.8
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

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The Lazard Funds, Inc. Portfolios of Investments June 30, 2018 (unaudited)

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio

Corporate Bonds | 94.9%

Aerospace & Defense | 1.1%
Bombardier, Inc., 7.750%, 03/15/20 (#)	$975	$1,028,625
KLX, Inc., 5.875%, 12/01/22 (#)	1,400	1,454,250
Triumph Group, Inc., 4.875%, 04/01/21	1,400	1,347,500
		3,830,375
Auto Components | 2.2%
Dana, Inc., 5.500%, 12/15/24	1,800	1,777,500
Delphi Technologies PLC, 5.000%, 10/01/25 (#)	1,925	1,835,969
Tenneco, Inc., 5.000%, 07/15/26	2,400	2,143,200
The Goodyear Tire & Rubber Co.:
5.125%, 11/15/23	1,800	1,783,800
5.000%, 05/31/26	250	232,500
		7,772,969
Automobiles | 0.9%
Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	2,300	2,317,250
Jaguar Land Rover Automotive PLC, 4.500%, 10/01/27 (#)	1,000	892,500
		3,209,750
Building Products | 1.1%
Griffon Corp., 5.250%, 03/01/22	1,800	1,751,220
USG Corp., 4.875%, 06/01/27 (#)	1,900	1,942,750
		3,693,970
Capital Markets | 1.0%
Icahn Enterprises LP, 6.000%, 08/01/20	1,500	1,518,750
MPT Operating Partnership LP, 6.375%, 03/01/24	1,810	1,895,975
		3,414,725
Chemicals | 3.2%
CF Industries, Inc., 3.450%, 06/01/23	1,975	1,868,824
Huntsman International LLC, 4.875%, 11/15/20	1,600	1,624,000
Description	Principal Amount (000)	Fair Value

Mosaic Global Holdings, Inc., 7.300%, 01/15/28	$775	$892,544
NOVA Chemicals Corp., 5.250%, 08/01/23 (#)	1,800	1,795,500
Platform Specialty Products Corp., 6.500%, 02/01/22 (#)	1,700	1,729,750
Valvoline, Inc., 4.375%, 08/15/25	1,500	1,395,000
WR Grace & Co-Conn, 5.125%, 10/01/21 (#)	1,700	1,738,250
		11,043,868
Commercial Services & Supplies | 3.8%
ACCO Brands Corp., 5.250%, 12/15/24 (#)	1,800	1,795,500
Aramark Services, Inc., 5.000%, 04/01/25 (#)	2,500	2,487,500
Ashtead Capital, Inc., 4.375%, 08/15/27 (#)	1,900	1,767,000
Avis Budget Car Rental LLC, 5.125%, 06/01/22 (#)	1,600	1,568,000
KAR Auction Services, Inc., 5.125%, 06/01/25 (#)	1,800	1,719,000
Multi-Color Corp., 4.875%, 11/01/25 (#)	2,000	1,862,500
The ADT Corp.:
6.250%, 10/15/21	1,400	1,449,000
4.125%, 06/15/23	500	468,750
		13,117,250
Communications Equipment | 0.9%
CommScope, Inc., 5.000%, 06/15/21 (#)	1,500	1,500,000
Plantronics, Inc., 5.500%, 05/31/23 (#)	1,750	1,750,875
		3,250,875
Construction Materials | 1.0%
James Hardie International Finance DAC, 5.000%, 01/15/28 (#)	1,760	1,663,200
Standard Industries, Inc., 5.375%, 11/15/24 (#)	1,750	1,728,125
		3,391,325
Containers & Packaging | 3.6%
Ball Corp., 4.000%, 11/15/23	2,400	2,321,280
Cascades, Inc., 5.500%, 07/15/22 (#)	1,500	1,486,875

The accompanying notes are an integral part of these financial statements.

12  Semi-Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Crown Americas LLC:
4.500%, 01/15/23	$1,800	$1,764,000
4.250%, 09/30/26	500	457,500
Owens-Brockway Glass Container, Inc., 5.000%, 01/15/22 (#)	2,392	2,383,030
Reynolds Group Issuer, Inc., 5.750%, 10/15/20	1,454	1,459,113
Sealed Air Corp., 4.875%, 12/01/22 (#)	1,700	1,717,000
Smurfit Kappa Treasury Funding, Ltd., 7.500%, 11/20/25	750	886,875
		12,475,673
Diversified Consumer Services | 1.0%
Service Corp. International, 4.625%, 12/15/27	2,000	1,889,200
The ServiceMaster Co. LLC, 5.125%, 11/15/24 (#)	1,800	1,746,000
		3,635,200
Diversified Financial Services | 1.7%
Altice US Finance I Corp., 5.500%, 05/15/26 (#)	1,000	965,000
Herc Rentals, Inc., 7.750%, 06/01/24 (#)	1,359	1,450,732
INEOS Group Holdings SA, 5.625%, 08/01/24 (#)	1,700	1,674,500
Level 3 Financing, Inc., 5.125%, 05/01/23	1,800	1,764,000
		5,854,232
Diversified Telecommunication Services | 3.5%
CenturyLink, Inc., Series V, 5.625%, 04/01/20	1,800	1,820,250
CyrusOne LP, 5.000%, 03/15/24	2,300	2,300,000
Frontier Communications Corp., 8.125%, 10/01/18	1,500	1,507,500
Hughes Satellite Systems Corp., 5.250%, 08/01/26	2,391	2,241,562
SBA Communications Corp., 4.875%, 09/01/24	2,300	2,200,042
Zayo Group LLC, 5.750%, 01/15/27 (#)	2,250	2,210,625
		12,279,979
Description	Principal Amount (000)	Fair Value

Energy Equipment & Services | 1.3%
Precision Drilling Corp., 5.250%, 11/15/24	$1,500	$1,417,500
Transocean, Inc., 9.000%, 07/15/23 (#)	1,750	1,883,437
Weatherford International, Ltd., 8.250%, 06/15/23	1,250	1,240,113
		4,541,050
Equity Real Estate Investment Trusts (REITs) | 3.4%
Equinix, Inc., 5.375%, 05/15/27	2,700	2,693,250
ESH Hospitality, Inc., 5.250%, 05/01/25 (#)	2,300	2,219,500
Iron Mountain, Inc., 6.000%, 08/15/23	1,700	1,738,250
MGM Growth Properties Operating Partnership LP, 4.500%, 09/01/26	1,800	1,671,750
RHP Hotel Properties LP, 5.000%, 04/15/23	1,775	1,761,687
Uniti Group LP, 6.000%, 04/15/23 (#)	1,700	1,639,438
		11,723,875
Food & Staples Retailing | 1.5%
Albertsons Cos. LLC, 6.625%, 06/15/24	1,750	1,649,375
Ingles Markets, Inc., 5.750%, 06/15/23	1,750	1,723,750
Performance Food Group, Inc., 5.500%, 06/01/24 (#)	1,805	1,782,438
		5,155,563
Food Products | 2.2%
B&G Foods, Inc., 4.625%, 06/01/21	1,500	1,477,500
Darling Ingredients, Inc., 5.375%, 01/15/22	850	860,625
Lamb Weston Holdings, Inc., 4.625%, 11/01/24 (#)	2,300	2,236,750
Post Holdings, Inc., 5.000%, 08/15/26 (#)	1,800	1,678,500
TreeHouse Foods, Inc., 4.875%, 03/15/22	1,500	1,501,875
		7,755,250

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  13

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Gas Utilities | 1.1%
AmeriGas Partners LP, 5.625%, 05/20/24	$1,800	$1,770,750
Ferrellgas LP, 6.500%, 05/01/21	500	458,750
Suburban Propane Partners LP, 5.500%, 06/01/24	1,800	1,746,000
		3,975,500
Health Care Equipment & Supplies | 1.1%
Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (#)	1,800	1,831,500
Hologic, Inc., 4.625%, 02/01/28 (#)	2,300	2,162,000
		3,993,500
Health Care Providers & Services | 4.0%
Centene Corp.:
6.125%, 02/15/24	1,750	1,844,062
4.750%, 01/15/25	500	497,500
DaVita, Inc., 5.125%, 07/15/24	2,300	2,231,000
Encompass Health Corp., 5.125%, 03/15/23	1,801	1,801,000
HCA, Inc., 6.500%, 02/15/20	1,600	1,666,000
LifePoint Health, Inc.:
5.500%, 12/01/21	1,400	1,398,250
5.875%, 12/01/23	900	895,500
Molina Healthcare, Inc., 5.375%, 11/15/22	1,700	1,710,625
Tenet Healthcare Corp.:
4.750%, 06/01/20	700	701,750
4.375%, 10/01/21	1,250	1,229,688
		13,975,375
Hotels, Restaurants & Leisure | 8.9%
1011778 BC ULC, 4.625%, 01/15/22 (#)	1,800	1,800,000
Boyd Gaming Corp.:
6.875%, 05/15/23	1,700	1,780,750
6.375%, 04/01/26	750	759,375
Brinker International, Inc., 5.000%, 10/01/24 (#)	2,000	1,930,000
Cedar Fair LP, 5.375%, 04/15/27	1,800	1,773,000
Description	Principal Amount (000)	Fair Value

Cinemark USA, Inc., 4.875%, 06/01/23	$1,800	$1,763,775
Diamond Resorts International, Inc., 7.750%, 09/01/23 (#)	1,500	1,560,000
GLP Capital LP, 4.875%, 11/01/20	1,500	1,516,875
Golden Nugget, Inc., 6.750%, 10/15/24 (#)	1,622	1,622,292
Hilton Worldwide Finance LLC, 4.625%, 04/01/25	2,315	2,257,125
International Game Technology PLC:
5.625%, 02/15/20 (#)	250	253,125
6.250%, 02/15/22 (#)	1,450	1,486,250
KFC Holding Co., 5.250%, 06/01/26 (#)	2,900	2,856,500
MGM Resorts International:
6.625%, 12/15/21	1,000	1,052,500
4.625%, 09/01/26	800	740,000
Scientific Games International, Inc., 5.000%, 10/15/25 (#)	2,000	1,905,000
Six Flags Entertainment Corp., 4.875%, 07/31/24 (#)	2,150	2,089,155
Station Casinos LLC, 5.000%, 10/01/25 (#)	1,700	1,598,000
Wynn Las Vegas LLC, 5.500%, 03/01/25 (#)	2,300	2,259,750
		31,003,472
Household Durables | 0.5%
Tempur Sealy International, Inc., 5.625%, 10/15/23	1,750	1,752,188

Household Products | 1.0%
Energizer Holdings, Inc., 5.500%, 06/15/25 (#)	1,750	1,719,375
Spectrum Brands, Inc., 5.750%, 07/15/25	1,800	1,777,500
		3,496,875
Independent Power & Renewable Electricity Producers | 1.5%
AES Corp., 5.125%, 09/01/27	2,000	1,995,000
Calpine Corp., 6.000%, 01/15/22 (#)	1,500	1,530,000
NextEra Energy Operating Partners LP, 4.500%, 09/15/27 (#)	1,750	1,636,250
		5,161,250

The accompanying notes are an integral part of these financial statements.

14  Semi-Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Internet & Direct Marketing Retail | 0.5%
Netflix, Inc., 5.375%, 02/01/21	$1,550	$1,593,090

Internet Software & Services | 1.5%
j2 Cloud Services LLC, 6.000%, 07/15/25 (#)	1,800	1,822,500
Travelport Corporate Finance PLC, 6.000%, 03/15/26 (#)	1,500	1,511,250
VeriSign, Inc., 4.625%, 05/01/23	1,800	1,811,250
		5,145,000
IT Services | 0.6%
First Data Corp.:
5.375%, 08/15/23 (#)	1,600	1,614,800
5.000%, 01/15/24 (#)	500	496,250
		2,111,050
Machinery | 3.2%
Allison Transmission, Inc., 4.750%, 10/01/27 (#)	1,795	1,673,837
Amsted Industries, Inc., 5.000%, 03/15/22 (#)	1,700	1,702,125
Meritor, Inc., 6.250%, 02/15/24	2,000	2,015,000
Mueller Water Products, Inc., 5.500%, 06/15/26 (#)	2,050	2,065,375
SPX FLOW, Inc., 5.625%, 08/15/24 (#)	1,750	1,736,875
Terex Corp., 5.625%, 02/01/25 (#)	1,790	1,781,050
		10,974,262
Media | 12.3%
AMC Networks, Inc., 4.750%, 12/15/22	1,500	1,501,875
Cable One, Inc., 5.750%, 06/15/22 (#)	1,750	1,785,000
CBS Radio, Inc., 7.250%, 11/01/24 (#)	1,500	1,428,750
CCO Holdings LLC:
5.250%, 03/15/21	1,950	1,963,406
5.125%, 05/01/27 (#)	500	466,875
Cequel Communications Holdings I LLC, 7.500%, 04/01/28 (#)	1,690	1,710,618
Description	Principal Amount (000)	Fair Value

Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/22	$1,750	$1,785,000
DISH DBS Corp., 5.125%, 05/01/20	1,600	1,584,000
Lamar Media Corp., 5.750%, 02/01/26	2,026	2,061,455
LIN Television Corp., 5.875%, 11/15/22	1,750	1,785,000
Live Nation Entertainment, Inc., 4.875%, 11/01/24 (#)	1,800	1,741,500
Mediacom Broadband LLC, 5.500%, 04/15/21	1,500	1,515,000
Meredith Corp., 6.875%, 02/01/26 (#)	2,000	1,972,500
Outfront Media Capital LLC, 5.250%, 02/15/22	1,500	1,516,140
Sinclair Television Group, Inc., 5.375%, 04/01/21	1,900	1,914,250
Sirius XM Radio, Inc.:
5.375%, 04/15/25 (#)	400	394,500
5.000%, 08/01/27 (#)	2,000	1,865,000
TEGNA, Inc., 6.375%, 10/15/23	1,900	1,952,250
The EW Scripps Co., 5.125%, 05/15/25 (#)	1,800	1,687,500
Tribune Media Co., 5.875%, 07/15/22	1,800	1,816,650
Unitymedia Hessen GmbH & Co. KG, 5.000%, 01/15/25 (#)	1,700	1,721,250
Univision Communications, Inc., 5.125%, 02/15/25 (#)	2,300	2,124,625
Videotron, Ltd.:
5.000%, 07/15/22	1,808	1,832,860
5.125%, 04/15/27 (#)	500	485,100
Virgin Media Secured Finance PLC, 5.250%, 01/15/26 (#)	2,400	2,220,000
WMG Acquisition Corp., 4.875%, 11/01/24 (#)	1,850	1,803,750
		42,634,854
Metals & Mining | 3.6%
Alcoa Nederland Holding BV, 6.750%, 09/30/24 (#)	2,300	2,425,557
Anglo American Capital PLC, 4.875%, 05/14/25 (#)	1,900	1,908,767

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

ArcelorMittal, 5.500%, 03/01/21	$1,400	$1,456,000
Freeport-McMoRan, Inc., 4.550%, 11/14/24	2,700	2,565,000
Glencore Funding LLC, 4.625%, 04/29/24 (#)	2,000	2,010,830
Steel Dynamics, Inc.:
4.125%, 09/15/25	500	479,375
5.000%, 12/15/26	1,800	1,800,000
		12,645,529
Multiline Retail | 0.5%
J.C. Penney Corp., Inc., 5.875%, 07/01/23 (#)	1,800	1,687,500

Oil, Gas & Consumable Fuels | 11.0%
Andeavor Logistics LP, 4.250%, 12/01/27	1,500	1,443,108
Antero Resources Corp., 5.125%, 12/01/22	1,850	1,854,625
Cenovus Energy, Inc., 3.800%, 09/15/23	2,500	2,436,495
Cheniere Energy Partners LP, 5.250%, 10/01/25 (#)	1,250	1,219,313
Continental Resources, Inc., 4.500%, 04/15/23	2,500	2,538,632
Diamondback Energy, Inc., 4.750%, 11/01/24	1,800	1,755,000
Energy Transfer Equity LP:
7.500%, 10/15/20	1,250	1,332,812
5.875%, 01/15/24	750	768,750
Gulfport Energy Corp., 6.000%, 10/15/24	1,700	1,636,250
Holly Energy Partners LP, 6.000%, 08/01/24 (#)	2,340	2,363,400
Murphy Oil Corp., 6.875%, 08/15/24	1,500	1,575,000
Newfield Exploration Co., 5.625%, 07/01/24	1,900	2,002,125
ONEOK Partners LP, 5.000%, 09/15/23	2,000	2,077,159
Parsley Energy LLC, 5.625%, 10/15/27 (#)	2,000	1,985,000
Description	Principal Amount (000)	Fair Value

PBF Holding Co. LLC, 7.000%, 11/15/23	$1,400	$1,449,000
Range Resources Corp., 5.000%, 08/15/22	1,700	1,683,000
Rockies Express Pipeline LLC, 6.850%, 07/15/18 (#)	1,450	1,451,812
Southwestern Energy Co., 6.700%, 01/23/25	1,800	1,761,750
Sunoco LP, 5.500%, 02/15/26 (#)	2,000	1,895,000
Tallgrass Energy Partners LP, 5.500%, 01/15/28 (#)	1,250	1,234,375
Targa Resources Partners LP, 5.250%, 05/01/23	1,800	1,800,000
Whiting Petroleum Corp., 5.750%, 03/15/21	900	919,773
WPX Energy, Inc., 6.000%, 01/15/22	900	936,000
		38,118,379
Personal Products | 0.4%
First Quality Finance Co., Inc., 4.625%, 05/15/21 (#)	1,500	1,462,500

Pharmaceuticals | 0.9%
Endo Finance LLC, 5.750%, 01/15/22 (#)	1,600	1,432,000
Mallinckrodt International Finance SA, 5.750%, 08/01/22 (#)	1,700	1,530,000
		2,962,000
Professional Services | 1.0%
IHS Markit, Ltd., 5.000%, 11/01/22 (#)	1,750	1,765,313
Nielsen Finance LLC, 5.000%, 04/15/22 (#)	1,800	1,768,680
		3,533,993
Road & Rail | 0.4%
The Hertz Corp., 5.500%, 10/15/24 (#)	1,800	1,415,250

Semiconductors & Semiconductor Equipment | 0.2%
Amkor Technology, Inc., 6.625%, 06/01/21	700	696,500

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (concluded)

Software | 0.7%
Nuance Communications, Inc., 5.375%, 08/15/20 (#)	$588	$588,000
Rackspace Hosting, Inc., 8.625%, 11/15/24 (#)	2,000	2,010,000
		2,598,000
Specialty Retail | 1.1%
Group 1 Automotive, Inc., 5.000%, 06/01/22	1,912	1,907,220
Penske Automotive Group, Inc., 5.500%, 05/15/26	1,800	1,764,000
		3,671,220
Technology Hardware, Storage & Peripherals | 1.5%
Dell International LLC, 7.125%, 06/15/24 (#)	1,775	1,880,487
NCR Corp., 4.625%, 02/15/21	1,568	1,556,240
Seagate HDD Cayman, 4.750%, 01/01/25	1,900	1,819,433
		5,256,160
Textiles, Apparel & Luxury Goods | 0.5%
Hanesbrands, Inc., 4.625%, 05/15/24 (#)	1,750	1,706,250

Trading Companies & Distributors | 1.7%
Aircastle, Ltd., 5.125%, 03/15/21	1,500	1,531,665
United Rentals North America, Inc.:
4.625%, 07/15/23	1,100	1,097,250
5.750%, 11/15/24	1,650	1,676,812
WESCO Distribution, Inc., 5.375%, 12/15/21	1,600	1,630,000
		5,935,727
Description	Principal Amount (000)	Fair Value

Wireless Telecommunication Services | 1.8%
Inmarsat Finance PLC, 4.875%, 05/15/22 (#)	$1,750	$1,719,375
Sprint Capital Corp., 6.900%, 05/01/19	1,475	1,504,795
Sprint Corp., 7.125%, 06/15/24	500	504,795
T-Mobile USA, Inc., 6.500%, 01/15/26	2,300	2,368,310
		6,097,275
Total Corporate Bonds (Cost $335,987,651)		329,748,628

Description	Shares	Fair Value

Short-Term Investments | 3.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $12,998,470)	12,998,470	$12,998,470

Total Investments | 98.6% (Cost $348,986,121)		$342,747,098

Cash and Other Assets in Excess of Liabilities | 1.4%		4,949,685

Net Assets | 100.0%		$347,696,783

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio

Asset-Backed Securities | 2.6%

Automobiles | 2.6%
GM Financial Automobile Leasing Trust, 2.610%, 01/20/21	$2,150	$2,138,271
World Omni Automobile Lease Securitization Trust, 2.830%, 07/15/21	750	747,428

Total Asset-Backed Securities (Cost $2,899,887)		2,885,699

Corporate Bonds | 39.4%

Banks | 14.9%
Bank of America Corp., 7.625%, 06/01/19	4,160	4,332,367
Citigroup, Inc.:
2.050%, 06/07/19	553	548,651
2.450%, 01/10/20	1,425	1,408,952
2.400%, 02/18/20	2,640	2,606,257
JPMorgan Chase & Co., 6.300%, 04/23/19	4,272	4,392,193
Wells Fargo & Co., 2.600%, 07/22/20	3,425	3,380,650
		16,669,070
Biotechnology | 2.0%
Amgen, Inc., 5.700%, 02/01/19	2,203	2,239,173

Capital Markets | 6.9%
Morgan Stanley, 5.500%, 01/26/20	3,700	3,827,852
The Goldman Sachs Group, Inc., 7.500%, 02/15/19	3,828	3,933,772
		7,761,624
Electronic Equipment, Instruments & Components | 2.1%
Amphenol Corp.:
2.550%, 01/30/19	1,825	1,823,536
2.200%, 04/01/20	517	508,485
		2,332,021
Description	Principal Amount (000)	Fair Value

Food & Staples Retailing | 2.1%
The Kroger Co., 2.300%, 01/15/19	$2,395	$2,386,992

Health Care Providers & Services | 2.0%
CVS Health Corp., 1.900%, 07/20/18	2,175	2,174,543

Internet Software & Services | 1.0%
eBay, Inc., 3.250%, 10/15/20	1,129	1,129,532

IT Services | 2.2%
Fiserv, Inc., 2.700%, 06/01/20	2,510	2,485,966

Media | 2.0%
21st Century Fox America, Inc., 6.900%, 03/01/19	2,197	2,255,686

Oil, Gas & Consumable Fuels | 4.2%
Enterprise Products Operating LLC, 2.550%, 10/15/19	2,400	2,383,738
Valero Energy Corp., 6.125%, 02/01/20	2,250	2,350,137
		4,733,875
Total Corporate Bonds (Cost $44,530,023)		44,168,482

US Government Securities | 12.1%

Mortgage-Backed Securities | 12.1%
Federal Home Loan Mortgage Corp.:
Pool# 1B8709, 3.693%, 08/01/34 (§)	995	1,035,663
Pool# 1H2577, 3.633%, 09/01/35 (§)	545	574,733
Pool# 848138, 3.746%, 07/01/38 (§)	613	648,197
Pool# 848514, 3.807%, 03/01/32 (§)	1,355	1,429,520
Pool# 848517, 3.552%, 12/01/34 (§)	802	845,788
Pool# 849414, 3.716%, 07/01/35 (§)	1,057	1,115,687
Pool# G13867, 5.000%, 06/01/25	246	255,542

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio (concluded)

Federal National Mortgage Association:
Pool# 725296, 3.549%, 03/01/34 (§)	$538	$563,102
Pool# 995609, 3.626%, 04/01/35 (§)	572	602,865
Pool# AD0701, 3.562%, 02/01/37 (§)	623	649,918
Pool# AE0149, 3.684%, 12/01/36 (§)	585	618,333
Pool# AE0315, 4.500%, 02/01/21	15	14,798
Pool# AL0345, 3.948%, 11/01/35 (§)	465	489,290
Pool# AL3739, 3.704%, 07/01/38 (§)	181	190,811
Pool# AL3746, 3.643%, 01/01/37 (§)	671	708,037
Pool# AL3941, 6.000%, 03/01/24	181	186,968
Pool# AL4118, 3.449%, 05/01/35 (§)	423	444,663
Pool# AL4545, 3.614%, 05/01/39 (§)	462	485,203
Pool# AL4660, 3.675%, 11/01/41 (§)	553	579,115
Pool# AL5574, 3.618%, 12/01/40 (§)	923	970,618
Pool# AL5642, 3.721%, 05/01/39 (§)	1,154	1,216,446

Total US Government Securities (Cost $13,653,383)		13,625,297

US Treasury Securities | 44.5%
US Treasury Notes:
1.500%, 05/31/19	33,985	33,724,802
1.625%, 07/31/19	12,830	12,724,253
1.625%, 07/31/20	3,425	3,360,514

Total US Treasury Securities (Cost $49,824,250)		49,809,569
Description	Shares	Fair Value

Short-Term Investments | 0.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $653,129)	653,129	$653,129

Total Investments | 99.2% (Cost $111,560,672)		$111,142,176

Cash and Other Assets in Excess of Liabilities | 0.8%		866,935

Net Assets | 100.0%		$112,009,111

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio

Corporate Bonds | 32.9%

Australia | 1.8%
Telstra Corp., Ltd., 4.000%, 09/16/22	AUD	70	$53,234
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	70	52,567
			105,801
Belgium | 1.3%
Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	USD	75	73,951

Canada | 1.3%
Shaw Communications, Inc., 5.650%, 10/01/19	CAD	65	51,332
The Toronto-Dominion Bank, 2.250%, 11/05/19	USD	25	24,806
			76,138
France | 1.1%
Orange SA, 5.375%, 07/08/19	USD	60	61,459

Germany | 2.3%
BMW Finance NV, 0.875%, 08/16/22	GBP	45	57,424
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20	USD	75	75,754
			133,178
Netherlands | 0.6%
Bank Nederlandse Gemeenten NV, 5.000%, 09/16/20	NZD	45	32,024

Spain | 2.0%
Iberdrola International BV, 1.125%, 04/21/26	EUR	100	115,366

Switzerland | 0.5%
ABB Finance USA, Inc., 3.375%, 04/03/23	USD	30	29,839

United States | 22.0%
Amazon.com, Inc., 3.800%, 12/05/24	USD	60	61,192
Description	Security Currency	Principal Amount (000)	Fair Value

Apple, Inc., 3.850%, 05/04/43	USD	102	$97,601
Bank of America Corp., 3.499%, 05/17/22 (§)	USD	60	59,964
Caterpillar Financial Services Corp., 2.550%, 11/29/22	USD	40	38,621
Citigroup, Inc., 3.570% (BBSW 3 Month + 1.550%), 05/04/21 (§)	AUD	90	67,502
Constellation Brands, Inc., 4.250%, 05/01/23	USD	55	56,055
HCA, Inc., 6.500%, 02/15/20	USD	45	46,856
John Deere Canada Funding, Inc., 2.050%, 09/17/20	CAD	70	52,586
John Deere Capital Corp., 2.300%, 09/16/19	USD	50	49,699
Johnson & Johnson, 3.625%, 03/03/37	USD	70	68,357
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	80	82,732
Microsoft Corp., 4.450%, 11/03/45	USD	92	98,808
Morgan Stanley, 3.625%, 01/20/27	USD	75	72,155
Nestle Holdings, Inc., 2.750%, 04/15/20	NOK	340	42,790
NIKE, Inc., 2.375%, 11/01/26	USD	75	68,243
Sealed Air Corp., 4.875%, 12/01/22	USD	30	30,300
Starbucks Corp., 3.100%, 03/01/23	USD	37	36,262
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	45	31,443
3.625%, 01/22/23	USD	55	54,621
The Home Depot, Inc., 3.750%, 02/15/24	USD	55	56,168
United Parcel Service, Inc., 2.350%, 05/16/22	USD	37	35,888
United Rentals North America, Inc., 4.625%, 07/15/23	USD	30	29,925
Wells Fargo & Co., 3.365% (BBSW 3 Month + 1.320%), 07/27/21 (§)	AUD	45	33,582
			1,271,350
Total Corporate Bonds (Cost $1,958,834)			1,899,106

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Foreign Government Obligations | 44.7%

Australia | 3.1%
Queensland Treasury Corp.:
5.500%, 06/21/21	AUD	74	$59,764
3.000%, 03/22/24	AUD	79	59,518
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	72	62,145
			181,427
Bahamas | 2.2%
Commonwealth of Bahamas, 6.950%, 11/20/29	USD	118	125,776

Bermuda | 1.8%
Government of Bermuda, 5.603%, 07/20/20	USD	100	103,875

Canada | 4.9%
City of Vancouver, 2.900%, 11/20/25	CAD	50	38,198
Province of British Columbia, 4.700%, 06/18/37	CAD	70	67,199
Province of Ontario:
2.450%, 06/29/22	USD	65	63,366
1.950%, 01/27/23	CAD	90	66,987
Province of Quebec, 1.650%, 03/03/22	CAD	60	44,602
			280,352
Cayman Islands | 1.8%
Cayman Islands Government Bonds, 5.950%, 11/24/19	USD	100	102,750

Chile | 2.0%
Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/35	CLP	35,000	53,202
Republic of Chile, 5.500%, 08/05/20	CLP	37,500	59,573
			112,775
Croatia | 1.8%
Croatia Government International Bonds, 6.625%, 07/14/20	USD	100	105,125
Description	Security Currency	Principal Amount (000)	Fair Value

Czech Republic | 1.6%
Czech Republic, 2.500%, 08/25/28	CZK	2,000	$92,261

France | 2.2%
Government of France, 1.750%, 06/25/39	EUR	102	129,199

Hungary | 1.0%
Hungary Government Bonds, 3.000%, 10/27/27	HUF	16,590	55,759

Mexico | 3.9%
Mexican Bonos, 6.500%, 06/09/22	MXN	2,760	133,188
United Mexican States, 6.750%, 02/06/24	GBP	58	91,376
			224,564
New Zealand | 2.2%
New Zealand Government Bonds:
6.000%, 05/15/21	NZD	75	55,815
4.500%, 04/15/27	NZD	95	69,019
			124,834
Norway | 2.2%
Oslo Kommune, 3.550%, 02/12/21	NOK	1,000	128,887

Philippines | 1.7%
Republic of Philippines, 4.250%, 04/11/20	PHP	5,460	101,099

Poland | 3.2%
Poland Government Bonds:
1.810% (WIBOR 6 Month), 01/25/21 (§)	PLN	225	60,425
2.500%, 07/25/26	PLN	495	126,505
			186,930
Romania | 3.2%
Romanian Government Bonds:
3.625%, 04/24/24	EUR	45	59,711
4.750%, 02/24/25	RON	505	124,257
			183,968
Singapore | 2.6%
Singapore Government Bonds, 3.000%, 09/01/24	SGD	200	152,073

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Spain | 1.2%
Spain Government Bonds, 1.600%, 04/30/25	EUR	55	$67,733

United Kingdom | 2.1%
United Kingdom Gilt:
1.750%, 09/07/37	GBP	47	62,257
1.500%, 07/22/47	GBP	46	57,383
			119,640
Total Foreign Government Obligations (Cost $2,707,955)			2,579,027

Quasi Government Bonds | 1.0%

Canada | 1.0%
Export Development Canada, 1.800%, 09/01/22 (Cost $56,444)	CAD	75	55,944

Supranational Bonds | 10.9%
African Development Bank, 2.375%, 09/23/21	USD	75	73,828
Asian Development Bank:
1.000%, 12/15/22	GBP	45	58,948
2.125%, 03/19/25	USD	67	63,493
European Bank for
Reconstruction & Development:
10.000%, 11/16/18	IDR	300,000	20,891
7.375%, 04/15/19	IDR	310,000	21,425
European Investment Bank:
7.200%, 07/09/19	IDR	170,000	11,663
1.125%, 09/16/21 (#)	CAD	75	55,096
International Bank for
Reconstruction & Development:
5.750%, 10/28/19	INR	1,500	21,429
3.500%, 01/22/21	NZD	40	27,785
International Finance Corp.:
6.450%, 10/30/18	INR	7,060	102,621
3.625%, 05/20/20	NZD	70	48,541
5.850%, 11/25/22	INR	300	4,208
2.125%, 04/07/26	USD	125	117,512

Total Supranational Bonds (Cost $654,716)			627,440
Description	Security Currency	Principal Amount (000)	Fair Value

US Municipal Bonds | 1.8%

California | 1.8%
State of California, 4.500%, 04/01/33	USD	30	$31,289
California State Build America Bonds, 7.500%, 04/01/34	USD	50	70,225

Total US Municipal Bonds (Cost $105,461)			101,514

US Treasury Securities | 9.6%
US Treasury Notes:
1.750%, 05/15/23	USD	30	28,651
2.125%, 05/15/25	USD	180	172,217
1.625%, 05/15/26	USD	147	134,448
3.125%, 11/15/41	USD	213	218,591

Total US Treasury Securities (Cost $558,420)			553,907

Description	Shares	Fair Value

Short-Term Investments | 0.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $46,826)	46,826	$46,826

Total Investments | 101.7% (Cost $6,088,656) (¤)		$5,863,764

Liabilities in Excess of Cash and Other Assets | (1.7)%		(98,408)

Net Assets | 100.0%		$5,765,356

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Lazard Global Fixed Income Portfolio (continued)

Forward Currency Contracts open at June 30, 2018:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

CAD	58,441	USD	44,100	HSB	08/23/18	$393	$—
CHF	39,121	USD	39,619	HSB	08/23/18	55	—
EUR	23,546	USD	27,827	CIT	07/19/18	—	299
EUR	107,661	USD	129,100	CIT	07/19/18	—	3,230
EUR	13,787	USD	16,300	HSB	07/19/18	—	181
EUR	58,904	USD	72,987	HSB	07/19/18	—	4,120
EUR	99,875	USD	118,000	HSB	07/19/18	—	1,233
EUR	984,082	USD	1,223,015	HSB	07/19/18	—	72,488
GBP	66,692	USD	89,800	CIT	08/23/18	—	1,584
GBP	5,212	USD	7,000	HSB	08/23/18	—	106
GBP	9,480	USD	12,710	HSB	08/23/18	—	170
GBP	9,976	USD	13,374	HSB	08/23/18	—	178
GBP	11,149	USD	15,020	HSB	08/23/18	—	273
HUF	767,021	USD	2,709	JPM	08/23/18	19	—
JPY	48,094,501	USD	451,782	CIT	07/19/18	—	16,924
JPY	2,753,789	USD	25,100	HSB	07/19/18	—	201
JPY	5,612,442	USD	50,709	HSB	07/19/18	38	—
JPY	84,134,579	USD	790,241	HSB	07/19/18	—	29,518
KRW	81,686,645	USD	75,917	HSB	09/04/18	—	2,491
NZD	17,156	USD	11,864	HSB	08/23/18	—	244
SEK	235,453	USD	27,235	CIT	08/23/18	—	848
USD	81,322	AUD	108,284	CIT	08/23/18	1,172	—
USD	10,900	AUD	14,308	HSB	08/23/18	310	—
USD	177,513	AUD	236,281	HSB	08/23/18	2,624	—
USD	16,702	CAD	21,494	CIT	08/23/18	338	—
USD	40,875	CAD	54,397	CIT	08/23/18	—	538
USD	13,200	CAD	17,115	HSB	08/23/18	170	—
USD	221,706	CAD	285,269	HSB	08/23/18	4,525	—
USD	119,662	CLP	74,056,488	CIT	08/06/18	6,310	—
USD	46,941	CZK	1,030,335	HSB	08/29/18	473	—
USD	42,454	CZK	932,420	JPM	08/29/18	402	—
USD	40,000	EUR	32,544	CIT	07/19/18	1,952	—
USD	64,100	EUR	51,819	CIT	07/19/18	3,516	—
USD	80,780	EUR	68,352	CIT	07/19/18	867	—
USD	64,300	EUR	53,305	HSB	07/19/18	1,979	—
USD	77,414	EUR	64,000	HSB	07/19/18	2,590	—
USD	109,200	EUR	93,042	HSB	08/23/18	139	—
USD	63,944	GBP	47,755	CIT	08/23/18	777	—
USD	17,800	GBP	13,265	HSB	08/23/18	254	—
USD	86,842	GBP	64,461	HSB	08/23/18	1,577	—
USD	1,847	HUF	519,456	JPM	08/23/18	—	1
USD	55,648	HUF	14,994,532	JPM	08/23/18	2,311	—
USD	56,381	IDR	792,992,437	HSB	08/06/18	1,297	—
USD	101,255	INR	6,803,311	CIT	07/26/18	2,224	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

Lazard Global Fixed Income Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	17,400	JPY	1,916,572	CIT	07/19/18	$71	$—
USD	68,014	JPY	7,527,837	HSB	07/19/18	—	51
USD	100,600	JPY	10,978,458	HSB	08/23/18	1,101	—
USD	29,000	KRW	32,529,300	HSB	09/04/18	—	240
USD	10,667	MXN	215,644	HSB	08/23/18	—	105
USD	25,600	MXN	517,512	HSB	08/23/18	—	251
USD	57,900	MXN	1,176,470	HSB	08/23/18	—	868
USD	20,189	MXN	408,092	JPM	08/23/18	—	196
USD	173,369	NOK	1,394,054	HSB	08/23/18	1,857	—
USD	7,400	NZD	10,547	HSB	08/23/18	257	—
USD	220,331	NZD	318,605	HSB	08/23/18	4,532	—
USD	104,738	PHP	5,488,806	HSB	07/11/18	1,921	—
USD	182,311	PLN	664,784	HSB	08/23/18	4,697	—
USD	1,357	RON	5,334	HSB	07/26/18	23	—
USD	135,105	RON	514,573	HSB	07/26/18	6,392	—
USD	1,343	SEK	11,608	CIT	08/23/18	42	—
USD	19,705	SGD	26,418	HSB	08/23/18	296	—
USD	132,682	SGD	177,854	JPM	08/23/18	2,013	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$59,514	$136,338

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2018 (unaudited)

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2018, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets
US Corporate Income	44.5%
Global Fixed Income	1.0

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2018.

(¤)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

BBSW	—	Bank Bill Swap Reference Rate
WIBOR	—	Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	—	Australian Dollar	KRW	—	South Korean Won
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CHF	—	Swiss Franc	NOK	—	Norwegian Krone
CLP	—	Chilean Peso	NZD	—	New Zealand Dollar
CZK	—	Czech Koruna	PHP	—	Philippine Peso
EUR	—	Euro	PLN	—	Polish Zloty
GBP	—	British Pound Sterling	RON	—	New Romanian Leu
HUF	—	Hungarian Forint	SEK	—	Swedish Krona
IDR	—	Indonesian Rupiah	SGD	—	Singapore Dollar
INR	—	Indian Rupee	USD	—	United States Dollar
JPY	—	Japanese Yen

Counterparty Abbreviations:
CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Industry†	Lazard Global Fixed Income Portfolio
Air Freight & Logistics	0.6%
Automobiles	1.9
Banks	5.2
Beverages	2.3
Capital Markets	2.7
Consumer Finance	0.7
Containers & Packaging	0.5
Diversified Financial Services	1.5
Diversified Telecommunication Services	2.0
Electric Utilities	2.0
Food Products	0.7
Health Care Providers & Services	2.1
Hotels, Restaurants & Leisure	0.6
Internet & Catalog Retail	1.1
Machinery	1.8
Media	0.9
Pharmaceuticals	1.2
Software	1.7
Specialty Retail	1.0
Technology Hardware, Storage & Peripherals	1.7
Textiles, Apparel & Luxury Goods	1.2
Trading Companies & Distributors	0.5
Subtotal	33.9
Foreign Government Obligations	44.7
Supranational Bonds	10.9
US Municipal Bonds	1.8
US Treasury Securities	9.6
Short-Term Investments	0.8
Total Investments	101.7%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

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Semi-Annual Report 27

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2018	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

ASSETS
Investments in securities, at fair value	$342,747,098	$111,142,176	$5,863,764
Foreign currency, at fair value	—	—	10
Receivables for:
Dividends and interest	4,717,811	991,133	57,952
Capital stock sold	809,663	—	—
Investments sold	—	—	91,016
Amount due from Investment Manager (Note 3)	—	—	10,960
Gross unrealized appreciation on forward currency contracts	—	—	59,514
Prepaid expenses	—	12,616	7,779
Total assets	348,274,572	112,145,925	6,090,995
LIABILITIES
Payables for:
Management fees	127,889	20,504	—
Accrued custodian fees	90,771	38,468	39,817
Accrued professional services	27,180	24,205	25,818
Accrued distribution fees	1,210	—	—
Capital stock redeemed	178,493	25,474	11
Dividends	110,861	18,082	—
Investments purchased	—	—	118,671
Gross unrealized depreciation on forward currency contracts	—	—	136,338
Other accrued expenses and payables	41,385	10,081	4,984
Total liabilities	577,789	136,814	325,639
Net assets	$347,696,783	$112,009,111	$5,765,356
NET ASSETS
Paid in capital	$360,215,131	$114,150,262	$6,059,725
Undistributed (Distributions in excess of) net investment income (loss)	9,654	(84,229)	(67,058)
Accumulated net realized gain (loss)	(6,288,979)	(1,638,426)	75,579
Net unrealized appreciation (depreciation) on:
Investments	(6,239,023)	(418,496)	(224,892)
Foreign currency translations	—	—	(1,174)
Forward currency contracts	—	—	(76,824)
Net assets	$347,696,783	$112,009,111	$5,765,356
Institutional Shares
Net assets	$341,836,639	$111,987,638	$5,732,586
Shares of capital stock outstanding*	72,571,370	11,543,550	655,911
Net asset value, offering and redemption price per share	$4.71	$9.70	$8.74
Open Shares
Net assets	$5,859,116	$21,473	$32,770
Shares of capital stock outstanding*	1,237,931	2,212	3,749
Net asset value, offering and redemption price per share	$4.73	$9.71	$8.74
R6 Shares
Net assets	$1,028	—	—
Shares of capital stock outstanding*	221	—	—
Net asset value, offering and redemption price per share	$4.65	—	—

Cost of investments in securities	$348,986,121	$111,560,672	$6,088,656
Cost of foreign currency	$—	$—	$10

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2018	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

Investment Income (Loss)

Income
Interest*	$8,873,456	$1,194,529	$77,260

Expenses
Management fees (Note 3)	940,675	133,194	13,039
Custodian fees	54,334	22,995	23,880
Professional services	25,953	21,410	22,198
Administration fees	24,354	8,147	1,814
Shareholders’ services	21,664	12,588	12,394
Registration fees	18,844	21,260	18,348
Shareholders’ reports	18,137	3,753	2,630
Directors’ fees and expenses	8,333	4,225	2,559
Distribution fees (Open Shares)	7,352	40	41
Other^	3,597	2,018	1,880
Total gross expenses	1,123,243	229,630	98,783
Management fees waived and expenses reimbursed	(173,129)	(16,291)	(80,410)
Total net expenses	950,114	213,339	18,373
Net investment income (loss)	7,923,342	981,190	58,887

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts
Net realized gain (loss) on:
Investments	618,684	(976,553)	21,837
Foreign currency transactions	—	—	396
Forward currency contracts	—	—	72,113
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	618,684	(976,553)	94,346
Net change in unrealized appreciation (depreciation) on:
Investments	(13,217,470)	48,423	(248,602)
Foreign currency translations	—	—	(1,768)
Forward currency contracts	—	—	(51,089)
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(13,217,470)	48,423	(301,459)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	(12,598,786)	(928,130)	(207,113)
Net increase (decrease) in net assets resulting from operations	$(4,675,444)	$53,060	$(148,226)
* Net of foreign withholding taxes of	$—	$—	$553
^ Includes interest on line of credit of	$—	$—	$61

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Corporate Income Portfolio
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,923,342	$15,216,486
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	618,684	(484,262)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(13,217,470)	1,388,881
Net increase (decrease) in net assets resulting from operations	(4,675,444)	16,121,105
Distributions to shareholders
From net investment income
Institutional Shares	(7,783,061)	(14,816,506)
Open Shares	(127,609)	(281,890)
R6 Shares	(13,155)	(79,722)
Return of capital
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	(7,923,825)	(15,178,118)
Capital stock transactions
Net proceeds from sales
Institutional Shares	33,967,873	69,937,224
Open Shares	1,096,736	1,908,682
R6 Shares	24,665	—
Net proceeds from reinvestment of distributions
Institutional Shares	7,167,881	13,419,461
Open Shares	59,747	146,462
R6 Shares	6,755	79,723
Cost of shares redeemed
Institutional Shares	(31,455,448)	(42,747,420)
Open Shares	(788,754)	(3,999,689)
R6 Shares	(1,782,867)	—
Net increase (decrease) in net assets from capital stock transactions	8,296,588	38,744,443
Total increase (decrease) in net assets	(4,302,681)	39,687,430
Net assets at beginning of period	351,999,464	312,312,034
Net assets at end of period*	$347,696,783	$351,999,464
*Includes undistributed (distributions in excess of) net investment income (loss) of	$9,654	$10,137
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	70,514,409	62,254,314
Shares sold	7,128,984	14,251,620
Shares issued to shareholders from reinvestment of distributions	1,503,546	2,733,088
Shares redeemed	(6,575,569)	(8,724,613)
Net increase (decrease)	2,056,961	8,260,095
Shares outstanding at end of period	72,571,370	70,514,409
Open Shares
Shares outstanding at beginning of period	1,162,735	1,557,470
Shares sold	227,103	387,438
Shares issued to shareholders from reinvestment of distributions	12,480	29,704
Shares redeemed	(164,387)	(811,877)
Net increase (decrease)	75,196	(394,735)
Shares outstanding at end of period	1,237,931	1,162,735
R6 Shares
Shares outstanding at beginning of period	364,469	348,256
Shares sold	5,023	—
Shares issued to shareholders from reinvestment of distributions	1,387	16,213
Shares redeemed	(370,658)	—
Net increase (decrease)	(364,248)	16,213
Shares outstanding at end of period	221	364,469

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Lazard US Short Duration Fixed Income Portfolio		Lazard Global Fixed Income Portfolio
Six Months Ended	Year Ended	Six Months Ended	Year Ended
June 30, 2018	December 31,	June 30, 2018	December 31,
(unaudited)	2017	(unaudited)	2017

$981,190	$1,604,721	$58,887	$104,221
(976,553)	(800,974)	94,346	(139,517)

48,423	(30,628)	(301,459)	384,081
53,060	773,119	(148,226)	348,785

(980,946)	(1,300,615)	(58,559)	—
(242)	(360)	(328)	—
—	—	—	—

—	(303,662)	—	(103,547)
—	(84)	—	(657)
(981,188)	(1,604,721)	(58,887)	(104,204)

30,332,537	38,713,952	2,575,271	1,192,523
32,476	48,365	—	838
—	—	—	—

870,476	1,472,734	58,559	103,537
239	441	328	656
—	—	—	—

(18,677,947)	(42,139,581)	(1,400,680)	(1,099,616)
(35,952)	(66,952)	—	(3,659)
—	—	—	—
12,521,829	(1,971,041)	1,233,478	194,279
11,593,701	(2,802,643)	1,026,365	438,860
100,415,410	103,218,053	4,738,991	4,300,131
$112,009,111	$100,415,410	$5,765,356	$4,738,991
$(84,229)	$(84,231)	$(67,058)	$(67,058)

10,259,235	10,468,785	520,489	497,927
3,115,386	3,930,176	285,501	136,255
89,575	149,733	6,549	11,602
(1,920,646)	(4,289,459)	(156,628)	(125,295)
1,284,315	(209,550)	135,422	22,562
11,543,550	10,259,235	655,911	520,489

2,561	4,412	3,712	3,958
3,321	4,916	—	96
24	45	37	74
(3,694)	(6,812)	—	(416)
(349)	(1,851)	37	(246)
2,212	2,561	3,749	3,712

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

Semi-Annual Report  31

The Lazard Funds, Inc. Financial Highlights

LAZARD US CORPORATE INCOME PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$4.89	$4.87	$4.64	$4.91	$5.01	$5.01
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.11	0.22	0.23	0.24	0.26	0.30
Net realized and unrealized gain (loss)	(0.18)	0.02	0.23	(0.27)	(0.09)	— (b)

Total from investment operations	(0.07)	0.24	0.46	(0.03)	0.17	0.30
Less distributions from:
Net investment income	(0.11)	(0.22)	(0.23)	(0.24)	(0.27)	(0.30)
Return of capital	—	—	—	— (b)	—	—

Total distributions	(0.11)	(0.22)	(0.23)	(0.24)	(0.27)	(0.30)

Redemption fees	—	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$4.71	$4.89	$4.87	$4.64	$4.91	$5.01

Total Return (c)	–1.43%	5.09%	10.09%	–0.71%	3.31%	6.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$341,837	$344,508	$302,997	$243,712	$185,959	$175,154
Ratios to average net assets (d):
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.65%	0.67%	0.69%	0.69%	0.71%	0.73%
Net investment income (loss)	4.64%	4.57%	4.78%	4.94%	5.28%	6.00%
Portfolio turnover rate	8%	21%	14%	17%	28%	22%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$4.91	$4.89	$4.66	$4.93	$5.03	$5.04
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.21	0.21	0.23	0.25	0.29
Net realized and unrealized gain (loss)	(0.18)	0.02	0.24	(0.27)	(0.10)	(0.01)

Total from investment operations	(0.08)	0.23	0.45	(0.04)	0.15	0.28
Less distributions from:
Net investment income	(0.10)	(0.21)	(0.22)	(0.23)	(0.25)	(0.29)
Return of capital	—	—	—	— (b)	—	—

Total distributions	(0.10)	(0.21)	(0.22)	(0.23)	(0.25)	(0.29)

Redemption fees	—	—	— (b)	— (b)	—	—

Net asset value, end of period	$4.73	$4.91	$4.89	$4.66	$4.93	$5.03

Total Return (c)	–1.56%	4.77%	9.74%	–0.98%	3.01%	5.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,859	$5,708	$7,618	$1,968	$1,811	$2,620
Ratios to average net assets (d):
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.11%	1.13%	1.18%	1.69%	1.55%	1.41%
Net investment income (loss)	4.34%	4.28%	4.44%	4.65%	5.00%	5.69%
Portfolio turnover rate	8%	21%	14%	17%	28%	22%

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

	Six Months		For the Period
Selected data for a share of capital	Ended	Year Ended	11/3/16* to
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16

R6 Shares
Net asset value, beginning of period	$4.89	$4.87	$4.84
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.11	0.22	0.04
Net realized and unrealized gain (loss)	(0.28)	0.02	0.03

Total from investment operations	(0.17)	0.24	0.07
Less distributions from:
Net investment income	(0.07)	(0.22)	(0.04)

Total distributions	(0.07)	(0.22)	(0.04)

Net asset value, end of period	$4.65	$4.89	$4.87

Total Return (c)	–3.49%#	5.09%	1.37%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1	$1,783	$1,697
Ratios to average net assets (d):
Net expenses	0.55%	0.55%	0.55%
Gross expenses	2.80%	1.69%	1.73%
Net investment income (loss)	4.60%	4.58%	4.71%
Portfolio turnover rate	8%	21%	14%

†	Unaudited.
*	The inception date for the R6 Shares was November 3, 2016.
#	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and was recorded in the period received. There was a 1.24% impact on the total return of the Portfolio’s R6 Shares.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$9.79	$9.86	$9.89	$9.99	$10.03	$10.31
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.14	0.13	0.10	0.09	0.11
Net realized and unrealized gain (loss)	(0.09)	(0.07)	(0.03)	(0.09)	(0.04)	(0.25)
Total from investment operations	—	0.07	0.10	0.01	0.05	(0.14)

Less distributions from:
Net investment income	(0.09)	(0.11)	(0.09)	(0.06)	(0.05)	(0.11)
Net realized gains	—	—	—	—	—	(0.03)
Return of capital	—	(0.03)	(0.04)	(0.05)	(0.04)	—

Total distributions	(0.09)	(0.14)	(0.13)	(0.11)	(0.09)	(0.14)

Redemption fees	—	—	—	— (b)	—	— (b)

Net asset value, end of period	$9.70	$9.79	$9.86	$9.89	$9.99	$10.03

Total Return (c)	–0.01%	0.72%	1.00%	0.05%	0.49%	–1.39%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$111,988	$100,390	$103,175	$103,150	$114,705	$68,086
Ratios to average net assets (d):
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.42%	0.43%	0.50%	0.48%	0.52%	0.90%
Net investment income (loss)	1.84%	1.43%	1.30%	1.05%	0.87%	1.06%
Portfolio turnover rate	102%	108%	157%	57%	46%	161%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$9.79	$9.87	$9.90	$10.01	$10.03	$10.31
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.11	0.10	0.17	0.06	0.06
Net realized and unrealized gain (loss)	(0.08)	(0.08)	(0.03)	(0.09)	(0.02)	(0.23)

Total from investment operations	(0.01)	0.03	0.07	0.08	0.04	(0.17)
Less distributions from:
Net investment income	(0.07)	(0.09)	(0.07)	(0.14)	(0.02)	(0.08)
Net realized gains	—	—	—	—	—	(0.03)
Return of capital	—	(0.02)	(0.03)	(0.05)	(0.04)	—

Total distributions	(0.07)	(0.11)	(0.10)	(0.19)	(0.06)	(0.11)

Redemption fees	—	—	—	— (b)	—	—

Net asset value, end of period	$9.71	$9.79	$9.87	$9.90	$10.01	$10.03

Total Return (c)	–0.06%	0.32%	0.70%	0.77%	0.38%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21	$25	$44	$27	$36	$328
Ratios to average net assets (d):
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	39.19%	33.88%	31.22%	42.51%	17.62%	8.10%
Net investment income (loss)	1.51%	1.13%	1.00%	1.68%	0.60%	0.65%
Portfolio turnover rate	102%	108%	157%	57%	46%	161%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

LAZARD GLOBAL FIXED INCOME PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$9.04	$8.57	$8.74	$9.30	$9.51	$10.16
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.20	0.20	0.19	0.22	0.23
Net realized and unrealized gain (loss)	(0.30)	0.47	(0.17)	(0.56)	(0.21)	(0.65)

Total from investment operations	(0.20)	0.67	0.03	(0.37)	0.01	(0.42)
Less distributions from:
Net investment income	(0.10)	—	(0.12)	—	(0.17)	—
Net realized gains	—	—	—	—	—	(0.01)
Return of capital	—	(0.20)	(0.08)	(0.19)	(0.05)	(0.22)

Total distributions	(0.10)	(0.20)	(0.20)	(0.19)	(0.22)	(0.23)

Redemption fees	—	—	—	— (b)	—	— (b)

Net asset value, end of period	$8.74	$9.04	$8.57	$8.74	$9.30	$9.51

Total Return (c)	–2.23%	7.87%	0.22%	–4.03%	0.08%	–4.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,733	$4,705	$4,266	$5,795	$6,497	$5,522
Ratios to average net assets (d):
Net expenses	0.70%	0.72%	0.75%	0.76%	0.80%	0.80%
Gross expenses	3.55%	4.39%	4.70%	4.26%	4.12%	4.94%
Net investment income (loss)	2.26%	2.23%	2.18%	2.08%	2.28%	2.38%
Portfolio turnover rate	36%	42%	47%	60%	78%	66%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$9.04	$8.57	$8.74	$9.30	$9.51	$10.16
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.17	0.17	0.16	0.19	0.20
Net realized and unrealized gain (loss)	(0.30)	0.47	(0.17)	(0.56)	(0.21)	(0.65)

Total from investment operations	(0.21)	0.64	— (b)	(0.40)	(0.02)	(0.45)
Less distributions from:
Net investment income	(0.09)	—	(0.10)	—	(0.14)	—
Net realized gains	—	—	—	—	—	(0.01)
Return of capital	—	(0.17)	(0.07)	(0.16)	(0.05)	(0.19)

Total distributions	(0.09)	(0.17)	(0.17)	(0.16)	(0.19)	(0.20)

Redemption fees	—	—	—	—	— (b)	—

Net asset value, end of period	$8.74	$9.04	$8.57	$8.74	$9.30	$9.51

Total Return (c)	–2.36%	7.55%	–0.07%	–4.31%	–0.22%	–4.41%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$33	$34	$34	$56	$56	$56
Ratios to average net assets (d):
Net expenses	1.00%	1.02%	1.05%	1.06%	1.10%	1.10%
Gross expenses	40.78%	42.88%	27.52%	27.72%	20.84%	28.86%
Net investment income (loss)	1.98%	1.95%	1.88%	1.80%	2.01%	2.09%
Portfolio turnover rate	36%	42%	47%	60%	78%	66%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2018 (unaudited)

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-four no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of US Corporate Income, US Short Duration Fixed Income and Global Fixed Income Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

36  Semi-Annual Report

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Interest income is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method and mortgage-backed securities using the level yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2018, the Global Fixed Income Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2017, the Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

US Corporate Income	$(3,135,347)	$(3,772,316)
US Short Duration Fixed Income	(390,868)	(245,264)
Global Fixed Income	(13,754)	(3,175)

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following

Semi-Annual Report  37

tax year. For the tax year ended December 31, 2017, the following Portfolio elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral

US Short Duration Fixed Income	$ —	$(40,481)

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Corporate Income	$348,986,121	$3,021,263	$9,260,286	$(6,239,023)
US Short Duration Fixed Income	111,560,672	75,880	494,376	(418,496)
Global Fixed Income	6,088,656	67,389	369,105	(301,716)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(e) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, wash sales and paydown gain/loss. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(f) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Redemption Fee—Until August 15, 2016, the Portfolios, other than the US Short Duration Fixed Income Portfolio, imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

38 Semi-Annual Report

(i) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Corporate Income	0.55%
US Short Duration Fixed Income	0.25
Global Fixed Income	0.50

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolios until May 1, 2019 if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfo-

lio’s name on table below, the Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expense.

Portfolio	Institutional Shares	Open Shares	R6 Shares

US Corporate Income	0.55%	0.85%	0.55%
US Short Duration Fixed Income	0.40	0.70	N/A
Global Fixed Income (a)	0.70	0.95	N/A

(a)	From January 1, 2018 to June 26, 2018, percentage for the Open Shares was 1.00%.

In addition, until May 1, 2019, to the extent the “Total Annual Fund Operating Expenses” (as used in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodian fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the period ended June 30, 2018, the Investment Manager waived its management fees and reimbursed the Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Corporate Income	$159,151	$ —	$7,546	$ —
US Short Duration Fixed Income	10,107	—	40	6,144
Global Fixed Income	12,956	60,851	83	6,520

			R6 Shares
Portfolio			Management Fees Waived	Expenses Reimbursed

US Corporate Income			$1,572	$4,860

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services.

Semi-Annual Report  39

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

DST is the Fund’s transfer and dividend disbursing agent. For its services, DST receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. DST has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Effective January 1, 2018, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $22,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the

Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the funds in the Lazard Fund Complex at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2018 were as follows:

Portfolio	Purchases	Sales

US Corporate Income	$32,495,714	$25,778,481
US Short Duration Fixed Income	23,465,995	35,495,362
Global Fixed Income	2,551,134	1,340,247

	US Government and Treasury Securities
Portfolio	Purchases	Sales

US Short Duration Fixed Income	$91,160,368	$70,856,211
Global Fixed Income	602,277	469,610

For the period ended June 30, 2018, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2018, the following Portfolio had borrowings under the Agreement as follows:

40  Semi-Annual Report

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Global Fixed Income	$198,750	$270,000	2.80%	8

*	For days borrowings were outstanding.

Management believes that the fair value of the liability under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager generally does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable

Semi-Annual Report  41

distributions. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

(e) Mortgage-Related and Asset-Backed Securities Risk—Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a US Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide a Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

(f) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on exchange-traded funds and exchange-traded notes), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid

42  Semi-Annual Report

and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between mar-

ket participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Semi-Annual Report  43

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of June 30, 2018:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

US Corporate Income Portfolio
Corporate Bonds*	$—	$329,748,628	$—	$329,748,628
Short-Term Investments	12,998,470	—	—	12,998,470
Total	$12,998,470	$329,748,628	$—	$342,747,098
US Short Duration Fixed Income Portfolio
Asset-Backed Securities*	$—	$2,885,699	$—	$2,885,699
Corporate Bonds*	—	44,168,482	—	44,168,482
US Government Securities	—	13,625,297	—	13,625,297
US Treasury Securities	—	49,809,569	—	49,809,569
Short-Term Investments	653,129	—	—	653,129
Total	$653,129	$110,489,047	$—	$111,142,176
Global Fixed Income Portfolio
Assets:
Corporate Bonds*	$—	$1,899,106	$—	$1,899,106
Foreign Government Obligations*	—	2,579,027	—	2,579,027
Quasi Government Bonds*	—	55,944	—	55,944
Supranational Bonds	—	627,440	—	627,440
US Municipal Bonds	—	101,514	—	101,514
US Treasury Securities	—	553,907	—	553,907
Short-Term Investments	46,826	—	—	46,826
Other Financial Instruments†
Forward Currency Contracts	—	59,514	—	59,514
Total	$46,826	$5,876,452	$—	$5,923,278
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(136,338)	$—	$(136,338)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

There were no transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2018.

10. Derivative Instruments

The Global Fixed Income Portfolio may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

During the period ended June 30, 2018, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$5,200,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2018:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$59,514
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$136,338

44  Semi-Annual Report

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$72,113
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$(51,089)

None of the other Portfolios presented traded in derivative instruments during the period ended June 30, 2018.

As of June 30, 2018, the Global Fixed Income Portfolio held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of June 30, 2018:

Global Fixed Income Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$59,514	$—	$59,514

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$17,269	$(17,269)	$—	$—
HSBC Bank USA NA	37,500	(37,500)	—	—
JPMorgan Chase Bank NA	4,745	(197)	—	4,548
Total	$59,514	$(54,966)	$—	$4,548

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$136,338	$—	$136,338

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$23,423	$(17,269)	$—	$6,154
HSBC Bank USA NA	112,718	(37,500)	—	75,218
JPMorgan Chase Bank NA	197	(197)	—	—
Total	$136,338	$(54,966)	$—	$81,372

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Semi-Annual Report  45

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (64)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Cornell Law School, Adjunct Professor (2013 – 2016)

Kenneth S. Davidson (73)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Nancy A. Eckl (55)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (67 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (47)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (74)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – present)

Robert M. Solmson (70)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

46  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Ashish Bhutani (58)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (45)	Director (October 2017) Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)
Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2018, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

Semi-Annual Report  47

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (48)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Christopher Snively (33)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (59)	Treasurer (May 2003)	Vice President of the Investment Manager

Tamar Goldstein (43)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (36)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (43)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

48  Semi-Annual Report

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the U.S. Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 26–27, 2018 the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive sessions separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds Complex of 41 active funds comprises approximately $36 billion of the approximately $252 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2018).

The Board considered the various services provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing and shareholder servicing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels. The Board accepted management’s assertion that the Fund benefits from the services and infrastructure provided by the Investment Manager and that such services and infrastructure are greater than those typically provided to a $36 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, comparing the advisory fee and expense ratio (each through December 31, 2017) of each Portfolio and performance (through March 31, 2018) of each Portfolio to those of a group of comparison funds selected by Strategic Insight (each, a “Group”) and the Portfolio’s broader Morningstar category (each, a “Category”). Strategic Insight’s analyses were for the Institutional Shares and Open Shares of each Portfolio, so that references to the performance or expense ratio of a Portfolio or regarding comparisons involving, or

Semi-Annual Report  49

rankings of, a Portfolio herein refer to those of a Portfolio’s share class unless otherwise stated or the context otherwise requires. The Strategic Insight comparisons ranked each Portfolio in a quintile of the Portfolio’s Group and Category (with the first quintile being the most favorable quintile and the fifth quintile being the least favorable). Representatives of the Investment Manager discussed with the Board the methodology used by Strategic Insight in constructing the Groups, noting the limitations of the process.

Advisory Fee and Expense Ratio. The Board discussed the management fee paid to the Investment Manager (referred to in the Strategic Insight materials as the “advisory fee”) and expense ratio (as limited by the Investment Manager (“net”)) for each Portfolio and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratio for each Portfolio to their respective Group and Category medians. The Board considered that the Investment Manager continues to voluntarily enter into expense limitation agreements for all of the Portfolios (pursuant to which, as shown in the Strategic Insight materials, the Investment Manager was waiving its advisory fee and/or reimbursing expenses for all Portfolios). The Investment Manager proposed to lower the expense limitation for the Open Shares of the Global Fixed Income Portfolio, as discussed below.

For both share classes of each Portfolio, the gross advisory fee and expense ratio ranked in one of the top three quintiles of the relevant Group, except for the expense ratio of the Open Shares of the Global Fixed Income Portfolio, which ranked in the fourth quintile (less than three basis points above the median). Investment Manager proposed to lower the current expense limitation for the Open Shares by 0.05%.

The Board also considered fees paid to the Investment Manager by any funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as any of the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with any such funds, “Similar Accounts”). The Board discussed the fees paid to the Investment Manager by the Portfolios compared to the fees paid to the Investment

Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the significant differences in services provided by the Investment Manager to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Board considered the relevance of the fee information provided for Similar Accounts, in light of the Investment Manager’s discussion of the significant differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

Performance. When evaluating the performance of each Portfolio, the Board considered Strategic Insight’s performance analysis along with other information provided by, and discussions with, the Investment Manager’s representatives. Strategic Insight’s analyses compared each Portfolio’s performance to that of the funds in the relevant Group and Category over one-, three-, five- and ten-year periods ended March 31, 2018 (as applicable). The Board considered that the performance of the Institutional Shares of the Global Fixed Income Portfolio for the three-year period, both share classes of the US Corporate Income Portfolio for five-year period and the Open Shares of the US Short Duration Fixed Income Portfolio for the three-year period ranked in one of the top three quintiles of its respective Group.

For the Global Fixed Income Portfolio, the Board noted that the Portfolio’s one-year performance (both share classes) ranked in the second quintile of the Group, showing improvement in relative performance.

Representatives of the Investment Manager discussed for each Portfolio the Investment Manager’s expectations for and explanations of performance and, when appropriate, actions to be taken in respect of certain Portfolios’ performance.

Investment Manager Profitability and Economies of Scale

The Board reviewed information prepared by the Investment Manager for each Portfolio concerning the estimated profitability percentage of the Management Agreement to the Investment Manager and its affiliates, calculated using the actual revenues earned for the calendar year ended December 31, 2017 and the

50  Semi-Annual Report

Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment manager to the Portfolios. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the estimated profitability percentages are not unreasonable in light of the services provided and other factors. The Board (1) considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager (including the nature, extent and quality of such services), and (2) evaluated the profitability in light of the relevant circumstances for each Portfolio (including the size of each Portfolio and the trend in asset growth or decline). Representatives of the Investment Manager and the Board discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of profits back into its business, waiving or reducing Portfolio management fees and/or reimbursing expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting management fees at inception that account for future scale. It was noted that, for Portfolios with declining or stable assets, or a low level of assets, the potential that the Investment

Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

●	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $252 billion global asset management business.

●	The Board concluded that each Portfolio’s fee paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services provided.

●	Because the Board reviewed regularly the overall performance of each Portfolio (comparing it to various measures and considering the Portfolio’s objective and investment program and the Investment Manager’s expectations for and explanations of performance), after inquiry and discussion the Board was satisfied that the Investment Manager satisfactorily explained each Portfolio’s performance or actions to address performance.

●	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Manage-

Semi-Annual Report  51

ment Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices, as well as the Investment Manager’s expectations for and explanations of performance; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge of the Fund, gained through meetings and other interactions with the Investment Manager, and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

52  Semi-Annual Report

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
https://www.lazardassetmanagement.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169
Telephone: 617-483-7000

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
http://www.proskauer.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com LZDPS026

Lazard Funds Semi-Annual Report

June 30, 2018

Real Assets Funds

Lazard US Realty Income Portfolio

Lazard US Realty Equity Portfolio

Lazard Global Realty Equity Portfolio

Lazard Global Listed Infrastructure Portfolio

Lazard Real Assets and Pricing Opportunities Portfolio

PRIVACY NOTICE

WHAT DOES LAZARD DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. U.S. federal law gives our clients the right to limit some but not all sharing. U.S. federal and other applicable law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing advisory services to you. The legal basis for our collection of your personal information is our contract with you and our legitimate business interest to provide contractual services to you. The collection of this information is necessary for us to be able to provide advisory services to you and the failure to provide such information will result in our inability to provide our services. This information includes your social security number (for U.S. persons) and may include other information such as your:

●	Assets and income;

●	Investment experience;

●	Transaction history;

●	Credit history; and

●	Wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example, when you give us your contact information, enter into an investment advisory contract with us, buy securities (i.e., interests in a fund) from us, direct us to buy or sell securities for your account, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates1 or other non-affiliated companies (such as credit bureaus).

How we use this information. All financial companies need to share customers’ personal information to run their everyday business and we use the personal information we collect from you for our everyday business purposes. These purposes may include for example:

●	To provide advisory services to you;

●	To open an account for you;

●	To process a transaction for your account;

●	To market products and services to you; and/or

●	To respond to court orders and legal investigations.

If you are an investor located within a European Union country, please note that personal information may be collected, shared and/or stored outside of the European Union.

[1]	Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker, counterparty, fund administrator or third party service provider that aggregates data in a central repository for access by a broker, counterparty or fund administrator to provide its services. We may also disclose such information to service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you. We require third party service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. These sharing practices are consistent with applicable privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the U.S. federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with non-affiliates for them to market to you). We may also share your personal information with non-affiliates (such as a government agency or regulatory authority) as required by applicable law.

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

How long we keep your personal information. We retain your personal information for the duration of your advisory relationship with us and for a period of time thereafter as required by applicable law.

Your rights with respect to this information. If you are an investor located within a European Union country, you have the following rights with respect to your personal information:

●	The right to request and obtain a copy of your personal information that we maintain;

●	The right to correct your personal information that we maintain;

●	The right to request the erasure of your personal information from our systems, subject to applicable recordkeeping requirements applicable to us; and

●	The right to lodge a complaint with a supervisory authority.

Who is providing this Privacy Notice. This Privacy Notice relates to the following entities:

●	Lazard Asset Management LLC

●	Lazard Asset Management (Canada), Inc.[2]

●	Lazard Asset Management Securities LLC

Who to contact with questions. If you have any questions about this Privacy Notice, please call (800) 823-6300 or visit our website at http://www.lazardassetmanagement.com.

[2]	Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
7	Performance Overviews
12	Information About Your Portfolio’s Expenses
14	Portfolio Holdings Presented by Sector
15	Portfolios of Investments
15	Lazard US Realty Income Portfolio
16	Lazard US Realty Equity Portfolio
17	Lazard Global Realty Equity Portfolio
19	Lazard Global Listed Infrastructure Portfolio
21	Lazard Real Assets and Pricing Opportunities Portfolio
28	Notes to Portfolios of Investments
32	Statements of Assets and Liabilities
34	Statements of Operations
36	Statements of Changes in Net Assets
38	Financial Highlights
43	Notes to Financial Statements
61	Board of Directors and Officers Information
64	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

Global equity and debt markets were mixed in the first half of 2018. While US markets gained, most other developed markets pulled back. In June, the Federal Reserve (Fed) raised interest rates for the seventh time since the global financial crisis, which contributed to broad-based US dollar strength and put pressure on emerging markets assets.

In February, the S&P 500® Index recorded its first 10% correction in two years. US equity markets, however, bounced back to end the first half in positive territory, thanks to strong corporate earnings growth and economic data. Fourth quarter 2017 and first quarter 2018 annualized US GDP growth exceeded expectations and the US unemployment rate reached an 18-year low in the second quarter. Accelerating inflation helped lift long-term interest rates, with the 10-year US Treasury yield rising above 3% in April for the first time in more than four years.

Political uncertainty has risen in Europe, but our Europe-based teams believe that the euro zone economy appears strong enough to withstand this turbulence. Italy has been the chief source of political concerns, but the populist coalition government has stepped back from some of its controversial proposals and softened its anti-euro rhetoric. Overall, European equity markets declined during the first six months of 2018, giving back some of their 2017 gains.

Emerging markets equity and debt were more volatile during the first half of 2018 and were weighed down by escalating US-China trade tensions, a stronger US dollar, and new, more severe US sanctions on Russia. However, emerging markets equity fundamentals remain strong, with stable-to-higher earnings growth estimates for 2018 and 2019 (as of June). A streak of weakness in emerging markets debt from February through June also appears to have created some attractive valuation opportunities in the asset class.

We remain focused on fundamental stock selection and will continue to seek to identify value opportunities for our Portfolios. We appreciate your confidence in Lazard and feel privileged that you have turned to us for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

Real Estate Securities

An increase in interest rates weighed on the performance of real estate investment trusts (REITs) during the first half of 2018. Negative sentiment around retailers and an increased propensity of store closures led to retail REITs underperforming. Cash flow growth remained stressed in the retail REIT sector. Technology and west-coast focused REITs delivered the highest cash flow growth in the sector. Cash flow growth within the self-storage, rental housing, and industrial REIT sectors was strong but peaked across major markets. Among international markets, developed real estate markets significantly outperformed emerging real estate markets. Emerging markets real estate companies sold off amid a selloff in emerging markets equities and international currencies. Developed real estate markets of Japan, Germany, and Canada delivered the best performance during this period. Emerging real estate markets of Brazil, South Africa, and India fared the worst. An increase in interest rates, a strengthening US dollar, and political developments on the trade front contributed to these regional performance variations.

Global Listed Infrastructure

Global markets were unsettled for the first half of 2018 with a return of market volatility. Despite financial conditions and monetary policies looking supportive of growth, the worldwide escalation in trade tensions and the corresponding threats of retaliation from trading partners, as well as uncertainty surrounding the Brexit negotiations, have dragged markets down. The broader US market rose more in the first half, closing on a positive note. The Fed increased rates from 1.75% to 2.00% and will likely raise interest rates again, possibly twice this year, while the US dollar has been strengthening. In the United Kingdom, the lingering concerns about Brexit continued to cast a shadow on the market during the first part of the year. Political risk, compounded by the uncertainty of the UK’s exit from the European Union, also led to a volatile first half in European markets. The European Central Bank announced that it will end its asset purchases at the end of the year and will keep rates at present levels until well into next year.

Real Assets and Pricing Opportunities

Global developed equity markets closed the first six months of the year virtually flat, in US dollar terms. However, this result masked significant volatility—especially when compared to the historically low volatility environment experienced in 2017. Equities started the year with a surge that culminated with a sharp correction in early February, which many commentators attributed to a spike in US Treasury yields. Developed equity markets lost ground through the first quarter but recovered in the second quarter. In this environment, interest rate-sensitive sectors such as financials and telecom services performed poorly. On the other hand, the information technology sector continued to rally on top of already strong returns in 2017. The energy sector also generated strong performance as it was bolstered by rising oil prices. For the period, US stocks led among the major developed regions while Europe, the United Kingdom, and Japan posted negative returns. Emerging markets shares suffered big losses in the first six months of the year, retreating almost 7% on the back of trade concerns and weakening currencies.

Global bond markets were negative and volatile during the period. Slightly softer economic data (especially relative to the United States) across Europe and other regions began to cast a shadow on an otherwise healthy economic picture. The US dollar strengthened significantly as it rallied in the second quarter following a generally weakening trend over the last 18 months. Within commodities, the Bloomberg Commodity® Index was essentially flat for the period, reflecting divergent performance, where the energy sub-index had very strong performance on the back of the rising crude price. Agricultural commodities, precious and industrial metals sub-indices had negative returns.

Lazard US Realty Equity Portfolio

For the six months ended June 30, 2018, the Lazard US Realty Equity Portfolio’s Institutional Shares posted a total return of 0.16%, while Open Shares posted a total return of 0.00%, as compared with the 1.47% return for the MSCI USA IMI Core Real Estate Index.

Semi-Annual Report  3

Stock selection drove the entirety of relative underperformance during this period, with hotel operator Marriott International and retail REIT GGP primarily impacting performance. After strong performance in 2017, Marriott lagged around concerns of slowing international growth and investor rotation into domestic-orientated hotel REITs. Meanwhile, along with other retail REITs, GGP was impacted by concerns over retailer health as well as a disappointing buyout offer price by the company’s largest shareholder. We sold our position during the period. An increase in interest rates also weighed on the performance of REITs during this period. Negative sentiment around retailers and an increased propensity of store closures lead to retail REITs underperforming. Cash flow growth remained stressed in the retail REIT sector. Technology and west-coast focused REITs delivered the highest cash flow growth in the sector. Cash flow growth within the self-storage, rental housing, and industrial REIT sectors was strong but peaked across major markets. Our industrial and residential REIT investments performed the best, while office and retail REIT investments detracted from the Portfolio’s performance during this period.

Lazard Global Realty Equity Portfolio

For the six months ended June 30, 2018, the Lazard Global Realty Equity Portfolio’s Institutional Shares posted a total return of –3.35%, while Open Shares posted a total return of –3.48%, as compared with the –0.56% return for the MSCI All Country World Index (“ACWI”) IMI Core Real Estate® Index.

During this period, 83% of the Portfolio was invested in developed markets, and 14% of the Portfolio was invested in emerging markets. Our emerging markets investments generated a majority of the relative underperformance. Developed real estate markets significantly outperformed emerging real estate markets. Emerging markets real estate companies sold off amid a selloff in emerging markets equities and international currencies. Developed real estate markets in Japan, Germany, and the United States delivered the best performance during this period. In particular, Americold, a new US REIT IPO specializing in cold storage warehouse facilities, positively contributed to performance as the company executed on its business model and became more broadly followed by investors. Emerging real estate markets of Brazil, South Africa, and India fared the worst, with most of the Portfolio’s most negative contributors coming from Asian emerging markets. Chinese real estate companies SOHO China and China Vanke, along with Philippines real estate company Megaworld, negatively contributed the most as these markets sold off in concert with all emerging markets. An increase in interest rates, a strengthening US dollar, and political developments on the trade front contributed to these regional performance variations. Our investments in Australia and Mexico were the strongest performing countries, while those in Brazil and India detracted from the Portfolio’s performance during this period. On a sector basis, industrial REITs outperformed, while developers underperformed within the Portfolio.

Lazard Global Listed Infrastructure Portfolio

For the six months ended June 30, 2018, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of 0.39%, while Open Shares posted a total return of 0.33%, as compared with the 0.86% return for the Global Listed Infrastructure Index (USD Hedged)1 and 0.43% return for the MSCI World® Index.

SES, the world’s second largest holder of geostationary orbital satellite capacity, was the strongest contributor to Portfolio performance during the six month period. At the start of the period, SES released full-year results that were not as negative as the market had anticipated. In February, we attended meetings with Sky, SES’s largest pay-tv customer, and SES management, from which we concluded that satellite will likely remain the mainstay for linear TV programing in the foreseeable future. Our investment thesis, that SES offers compelling value upside at the current market prices, remains unchanged.

Californian electricity company Edison International also performed strongly during the first half of 2018. The value of Edison shares increased after the Governor of California, Jerry Brown, and several leaders of the California Senate issued a joint statement indicating that the rules regarding wildfire liabilities may change for Californian utilities given the increasing

4  Semi-Annual Report

frequency of severe climate-related disasters. Since the Californian wildfires occurred in late 2017, the market has been concerned with California’s “inverse condemnation” rules, which require utilities to compensate property owners for damage caused by their infrastructure. Consequently, the valuation of Edison’s shares suffered in late 2017 and early 2018. Notwithstanding these inverse condemnation rules, the value of Edison shares implies shareholder liabilities are in excess of actual damage and insurance estimates for the fires. In our view, this seems extreme given that liability has yet to be determined.

The largest detractor to Portfolio performance over the first half of 2018 was Italian natural gas infrastructure company Snam. The recent political turmoil in Italy, that was triggered by Italian President Mattarella’s opposition to the appointment of Mr. Savona as Finance Minister in May, brought back the mood of the 2011 Italian sovereign crisis. Then, in early June, a government was formed by a coalition of the populist leftist 5-Star Movement and the right wing Northern League. Initially, the coalition was proposing a fairly radical agenda of fiscal expansion and a finance minister who was openly anti-Euro, but this has been softened with a new, more moderate, finance minister. The stock has partly recovered in price as a result. This is in line with our view that the market’s recent reaction was excessive and our expectation that the coalition would provide some stabilization to the political situation.

Eutelsat, one of the world’s leading providers of geostationary satellite capacity, also detracted from Portfolio performance in the first half of 2018. In mid-May, Eutelsat fell on the company’s third quarter results, which failed to meet expectations. However, our own earnings expectations for Eutelsat were already below consensus so we saw no reason to change our internal forecasts.

Lazard Real Assets and Pricing Opportunities Portfolio

For the six months ended June 30, 2018, the Lazard Real Assets and Pricing Opportunities Portfolio’s Insti-

tutional Shares posted a total return of –0.93%, while Open Shares posted a total return of –1.05%, as compared with the 1.36% return for the blended benchmark of 70% MSCI World Index (USD Hedged)/30% Bloomberg Barclays World Government Inflation-Linked Bond® Index (USD Hedged) (the “Real Assets Index”) and 0.43% return for the MSCI World Index.

Within equities, listed infrastructure stocks helped the Portfolio, with rail-based freight transportation company CSX and satellite communications company SES—US and French companies, respectively—among the largest contributors to performance. In aggregate, pricing power stocks detracted from performance. Global REITs were also negative contributors to performance, impacted by Asian positions such as Chinese real estate development companies SOHO China and China Vanke.

Commodity futures and equities were negative to the Portfolio in the aggregate for the period. Futures positions were essentially flat while commodity-related equities hurt performance. In this latter category, some of the largest detractors were chemical companies, such as US-based Olin Corporation and Japanese company Shin-Etsu Chemicals.

Global inflation-linked bonds contributed positively to performance. Overweight exposure to bonds in Mexico and underweight exposure to bonds from peripheral Europe helped. On the other hand, underweight bond exposure to core Europe and currency exposures—including to the Mexican peso, Japanese yen, and Swedish krona—hurt performance.

The Portfolio uses forward currency contracts opportunistically and for hedging purposes. The net impact of these instruments was positive during the six month period. Within commodities, the Portfolio use futures and total return swaps to gain exposure to these assets; the impact of these instruments during the six month period was negligible.

Semi-Annual Report  5

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer and dividend disbursing agent (“DST”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Returns for a period of less than one year are not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2018; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	The Global Listed Infrastructure Index (USD Hedged) is an managed index created by the Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities® Index for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® Index for all periods thereafter.

6  Semi-Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard US Realty Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Income Portfolio, US Realty Income Index and S&P 500® Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	Institutional Shares				Open Shares
	One Year	Five Years	Since Inception	†	One Year	Five Years	Since Inception	†
US Realty Income Portfolio**	–0.05%	2.82%	8.00%		–0.34%	2.53%	8.19%
US Realty Income Index	2.93%	7.58%	9.79%		2.93%	7.58%	9.41%
S&P 500 Index	14.37%	13.42%	16.19%		14.37%	13.42%	10.20%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”), if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The US Realty Income Index links the performance of the Hybrid Index for all periods through March 31, 2017 (when the Portfolio’s benchmark index changed) and 50/50 blend of the MSCI REIT Preferred® Index and MSCI USA IMI Core Real Estate® Index for all periods thereafter and is rebalanced monthly. The Hybrid Index is an unmanaged index created by the Investment Manager and is a 50/50 blend of the FTSE NAREIT All Equity REITs® Index and the Wells Fargo Hybrid and Preferred Securities REIT® Index. The FTSE NAREIT All Equity REITs Index is a free-float-adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries, representing roughly 89% of the total market capitalization of the FTSE NAREIT US Real Estate® Index Series which also includes mortgage REITs. The Wells Fargo Hybrid and Preferred Securities REIT Index tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US domestic market. Qualifying securities must have a par amount of $25, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $50 million. The index includes preferred shares (perpetual preferred securities) and depository shares. The MSCI REIT Preferred Index is a preferred stock market capitalization-weighted total return index of certain exchange-traded perpetual preferred securities issued by US Equity and US Hybrid REITs. The MSCI USA IMI Core Real Estate Index was launched on October 2014 and is a free-float-adjusted market capitalization index that consists of large, mid and small cap stocks engaged in the ownership, development and management of specific core property type real estate. The index excludes companies, such as real estate services and real estate financing companies, that do not own properties. The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional Shares was September 26, 2011 and for the Open Shares was July 30, 2008.

Semi-Annual Report  7

Lazard US Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Equity Portfolio, MSCI US REIT® Index and FTSE NAREIT All Equity REITs Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	Institutional Shares				Open Shares
	One Year	Five Years	Since Inception	†	One Year	Five Years	Since Inception	†
US Realty Equity Portfolio**	2.74%	7.73%	12.55%		2.47%	7.44%	16.60%
MSCI US REIT Index	2.22%	6.90%	10.33%		2.22%	6.90%	12.11%
FTSE NAREIT All Equity REITs Index	4.93%	8.88%	12.36%		4.93%	8.88%	13.87%
MSCI USA IMI Core Real Estate Index	4.20%	N/A	N/A		4.20%	N/A	N/A

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI US REIT Index is a free-float-adjusted market capitalization index that is comprised of equity REITs. The index is based on its parent index, the MSCI USA IMI®, which captures large, mid and small caps securities. With 152 constituents, the MSCI US REIT Index represents about 99% of the US REIT universe and securities are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REITs and selected Specialized REITs. The FTSE NAREIT All Equity REITs Index is a free-float-adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries, representing roughly 89% of the total market capitalization of the FTSE NAREIT US Real Estate Index Series which also includes mortgage REITs. The MSCI USA IMI Core Real Estate Index was launched on October 2014 and is a free-float-adjusted market capitalization index that consists of large, mid and small cap stocks engaged in the ownership, development and management of specific core property type real estate. The index excludes companies, such as real estate services and real estate financing companies, that do not own properties. The indices are unmanaged, have no fees or costs and are not available for investment.
Effective as of January 1, 2018, the FTSE NAREIT All Equity REITs Index was replaced with the MSCI US REIT Index. The Investment Manager believes that the new benchmark is an appropriate alternative to the prior benchmark.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional Shares was September 26, 2011 and for the Open Shares was December 31, 2008.

8  Semi-Annual Report

Lazard Global Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard Global Realty Equity Portfolio, MSCI ACWI REITs® Index, FTSE EPRA/NAREIT Global® Index and FTSE EPRA/NAREIT Global ex-US/FTSE EPRA/NAREIT Global Linked Index (the “Global Realty Linked Index”)*

Average Annual Total Returns*

Periods Ended June 30, 2018

	Institutional Shares				Open Shares
	One Year	Five Years	Since Inception	†	One Year	Five Years	Since Inception	†
Global Realty Equity Portfolio**	2.25%	5.55%	9.53%		1.95%	5.23%	12.44%
MSCI ACWI REITs Index	3.64%	6.48%	9.46%		3.64%	6.48%	10.67%
FTSE EPRA/NAREIT Global Index	6.26%	5.92%	9.45%		6.26%	5.92%	10.80%
Global Realty Linked Index	6.26%	6.43%	9.81%		6.26%	6.43%	10.76%
MSCI ACWI IMI Core Real Estate® Index	6.74%	N/A	N/A		6.74%	N/A	N/A

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI ACWI REITs Index is a free-float-adjusted market capitalization index that captures large and mid cap representation across 23 developed and 24 emerging markets countries. All securities in the index are classified in the Equity REITs Industry (under the Real Estate sector) according to the GICS. The Global Realty Linked Index is an unmanaged index created by the Investment Manager which links the performance of the FTSE EPRA/NAREIT Global Index ex-US for all periods through August 14, 2013 (after which the Portfolio’s investment strategy changed from investing primarily in non-US realty companies to a global approach) and the FTSE EPRA/NAREIT Global Index for all periods thereafter. Both the FTSE EPRA/NAREIT Global Index and the FTSE EPRA/NAREIT Global Index ex-US are free-float-adjusted market capitalization indices that are designed to measure the performance of REITs in both developed and emerging markets. The FTSE EPRA/NAREIT Global Index ex-US excludes those REITs listed or incorporated in the United States. The MSCI ACWI IMI Core Real Estate Index was launched on May 2015 and is a free-float-adjusted market capitalization index that consists of large, mid and small-cap stocks across 23 developed markets and 24 emerging markets countries engaged in the ownership, development and management of specific core property type real estate. The index excludes companies, such as real estate services and real estate financing companies, that do not own properties. The indices are unmanaged, have no fees or costs and are not available for investment.
Effective as of January 1, 2018, the FTSE EPRA/NAREIT Global Index was replaced with the MSCI ACWI REITs Index. The Investment Manager believes that the new benchmark is an appropriate alternative to the prior benchmark.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional Shares was September 26, 2011 and for the Open Shares was December 31, 2008.

Semi-Annual Report  9

Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, Global Listed Infrastructure Index (USD Hedged) and MSCI World® Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One Year	Five Years	Since Inception	†
Institutional Shares**	4.52%	13.89%	12.30%
Open Shares**	4.32%	13.60%	11.97%
Global Listed Infrastructure Index (USD Hedged)	3.96%	10.82%	9.39%
MSCI World Index	11.09%	9.94%	9.30%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Global Listed Infrastructure Index (USD Hedged) is an unmanaged index created by the Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities® Index for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® Index for all periods thereafter. The UBS Global 50/50 Infrastructure & Utilities Index tracked a 50% exposure to the global developed markets utilities sector and a 50% exposure to the global developed markets infrastructure sector. The FTSE Developed Core Infrastructure 50/50 Index tracks a 50% exposure to the global developed markets utilities sector and a 50% exposure to the global developed markets infrastructure sector. The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The index consists of 23 developed markets country indices. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was December 31, 2009.

10  Semi-Annual Report

Lazard Real Assets and Pricing Opportunities Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Real Assets and Pricing Opportunities Portfolio, MSCI World Index and Real Assets Index (USD Hedged)*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One	Since
	Year	Inception †
Institutional Shares**	4.18%	5.83%
Open Shares**	3.89%	5.44%
MSCI World Index	11.09%	14.75% (Institutional Shares)
		13.88% (Open Shares)
Real Assets Index (USD Hedged)	9.47%	10.43% (Institutional Shares)
		9.88% (Open Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The index consists of 23 developed markets country indices. The Real Assets Index (USD Hedged) is an unmanaged index created by the Investment Manager, which is the performance of the 70% MSCI World Index (USD Hedged) and the 30% Bloomberg Barclays World Government Inflation-Linked Bond® Index (USD Hedged). The Bloomberg Barclays World Government Inflation-Linked Bond Index (USD Hedged) measures the performance of investment grade, government inflation-linked debt from 12 different developed markets countries. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional Shares was December 30, 2016 and for the Open Shares was January 9, 2017.

Semi-Annual Report  11

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2018 through June 30, 2018 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

12  Semi-Annual Report

Portfolio	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18 - 6/30/18	Annualized Expense Ratio During Period 1/1/18 - 6/30/18

US Realty Income
Institutional Shares
Actual	$1,000.00	$991.10	$4.94	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%

Open Shares
Actual	$1,000.00	$989.60	$6.41	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%

US Realty Equity
Institutional Shares
Actual	$1,000.00	$1,001.60	$4.96	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%
Open Shares
Actual	$1,000.00	$1,000.00	$6.40	1.29%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.46	1.29%

Global Realty Equity
Institutional Shares
Actual	$1,000.00	$967.10	$4.88	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%
Open Shares
Actual	$1,000.00	$965.20	$6.33	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%

Global Listed Infrastructure
Institutional Shares
Actual	$1,000.00	$1,004.60	$4.72	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Open Shares
Actual	$1,000.00	$1,003.30	$5.96	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01	1.20%

Real Assets and Pricing Opportunities
Institutional Shares
Actual	$1,000.00	$991.60	$4.44	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Open Shares
Actual	$1,000.00	$990.40	$5.68	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	$5.76	1.15%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Semi-Annual Report  13

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2018 (unaudited)

Sector*	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio

Consumer Discretionary	—%	3.3%	1.2%	8.3%	4.8%
Consumer Staples	—	—	—	—	3.8
Energy	—	—	—	4.8	2.1
Financials	2.9	1.2	1.0	—	4.6
Health Care	—	—	—	—	2.4
Industrials	—	—	—	27.8	9.0
Information Technology	—	—	—	—	3.1
Materials	—	—	—	—	2.9
Real Estate	93.1	92.9	95.5	—	14.4
Telecommunication Services	—	—	—	—	1.0
Utilities	—	—	—	50.3	9.9
Exchange-Traded Funds	—	—	—	—	0.7
Sovereign Debt	—	—	—	—	8.8
US Treasury Securities	—	—	—	—	14.6
Short-Term Investments	4.0	2.6	2.3	8.8	17.9
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

14  Semi-Annual Report

The Lazard Funds, Inc. Portfolios of Investments June 30, 2018 (unaudited)

Description	Shares	Fair Value

Lazard US Realty Income Portfolio

Preferred Stocks | 35.1%

Equity Real Estate Investment Trusts (REITs) | 35.1%
American Homes 4 Rent, Series F, 5.875%	19,670	$483,489
CBL & Associates Properties, Inc., Series D, 7.375%	45,350	872,987
Cedar Realty Trust, Inc., Series C, 6.500%	15,120	322,056
Colony Capital, Inc.:
Series J, 7.125%	26,000	604,500
Series I, 7.150%	26,729	618,776
Digital Realty Trust, Inc., Series J, 5.250%	8,900	212,710
Federal Realty Investment Trust, Series C, 5.000%	19,636	467,337
Hersha Hospitality Trust:
Series E, 6.500%	24,247	581,443
Series D, 6.500%	24,292	581,793
iStar, Inc., Series I, 7.500%	21,375	534,161
Kimco Realty Corp., Series M, 5.250%	9,800	220,206
National Storage Affiliates Trust, Series A, 6.000%	17,200	422,862
PS Business Parks, Inc., Series X, 5.250%	18,100	430,780
Summit Hotel Properties, Inc., Series E, 6.250%	17,500	421,750
Taubman Centers, Inc., Series K, 6.250%	17,437	431,566
Vornado Realty Trust, Series M, 5.250%	9,212	213,811
Washington Prime Group, Inc., Series I, 6.875%	26,400	564,168

Total Preferred Stocks (Cost $8,470,908)		7,984,395

Real Estate Investment Trusts | 63.1%

Equity Real Estate Investment Trusts (REITs) | 60.2%
Alexandria Real Estate Equities, Inc.	5,100	643,467
Description	Shares	Fair Value

American Tower Corp.	4,587	$661,308
Americold Realty Trust	45,700	1,006,314
CoreSite Realty Corp.	4,100	454,362
Corporate Office Properties Trust	7,900	229,021
Equinix, Inc.	2,056	883,854
Equity Lifestyle Properties, Inc.	3,700	340,030
Essential Properties Realty Trust, Inc.	16,800	227,472
Essex Property Trust, Inc.	3,000	717,210
Healthcare Realty Trust, Inc.	7,770	225,952
Hudson Pacific Properties, Inc.	13,400	474,762
National Storage Affiliates Trust	33,908	1,045,044
Park Hotels & Resorts, Inc.	14,840	454,549
Prologis, Inc.	11,500	755,435
Public Storage	2,723	617,740
Retail Opportunity Investments Corp.	18,151	347,773
Simon Property Group, Inc.	7,918	1,347,564
Sun Communities, Inc.	7,910	774,231
Sunstone Hotel Investors, Inc.	21,300	354,006
The Macerich Co.	17,400	988,842
Vornado Realty Trust	3,100	229,152
Weyerhaeuser Co.	24,600	896,916
		13,675,004

Mortgage Real Estate Investment Trusts (REITs) | 2.9%
Starwood Property Trust, Inc.	30,530	662,807

Total Real Estate Investment Trusts (Cost $13,167,581)		14,337,811

Short-Term Investments | 4.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $937,118)	937,118	937,118

Total Investments | 102.3% (Cost $22,575,607)		$23,259,324

Liabilities in Excess of Cash and Other Assets | (2.3)%		(515,367)

Net Assets | 100.0%		$22,743,957

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

Description	Shares	Fair Value

Lazard US Realty Equity Portfolio

Common Stocks | 3.3%

Hotels, Restaurants & Leisure | 3.3%
Hilton Worldwide Holdings, Inc.	8,525	$674,839
Marriott International, Inc., Class A	8,425	1,066,605

Total Common Stocks (Cost $1,619,754)		1,741,444

Real Estate Investment Trusts | 94.5%

Equity Real Estate Investment Trusts (REITs) | 93.3%
Alexandria Real Estate Equities, Inc.	17,372	2,191,825
American Homes 4 Rent, Class A	98,062	2,175,015
American Tower Corp.	18,065	2,604,431
Americold Realty Trust	66,900	1,473,138
Apartment Investment & Management Co., Class A	12,263	518,725
AvalonBay Communities, Inc.	11,217	1,928,090
Boston Properties, Inc.	22,091	2,770,653
CoreSite Realty Corp.	10,100	1,119,282
Corporate Office Properties Trust	18,000	521,820
Equinix, Inc.	7,507	3,227,184
Equity LifeStyle Properties, Inc.	21,889	2,011,599
Essential Properties Realty Trust, Inc.	19,100	258,614
Essex Property Trust, Inc.	10,841	2,591,758
Extra Space Storage, Inc.	7,800	778,518
Federal Realty Investment Trust	7,890	998,480
Healthcare Realty Trust, Inc.	7,400	215,192
Hudson Pacific Properties, Inc.	39,600	1,403,028
Description	Shares	Fair Value

Invitation Homes, Inc.	46,835	$1,080,015
National Storage Affiliates Trust	36,555	1,126,625
Park Hotels & Resorts, Inc.	40,695	1,246,488
Prologis, Inc.	57,458	3,774,416
Public Storage	9,786	2,220,052
Retail Opportunity Investments Corp.	91,019	1,743,924
Simon Property Group, Inc.	25,692	4,372,522
Sun Communities, Inc.	12,461	1,219,683
Sunstone Hotel Investors, Inc.	61,831	1,027,631
The Macerich Co.	20,000	1,136,600
Vornado Realty Trust	15,900	1,175,328
Weyerhaeuser Co.	46,505	1,695,572
		48,606,208

Mortgage Real Estate Investment Trusts (REITs) | 1.2%
Starwood Property Trust, Inc.	27,900	605,709

Total Real Estate Investment Trusts (Cost $42,531,025)		49,211,917

Short-Term Investments | 2.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $1,361,116)	1,361,116	1,361,116

Total Investments | 100.4% (Cost $45,511,895)		$52,314,477

Liabilities in Excess of Cash and Other Assets | (0.4)%		(212,374)

Net Assets | 100.0%		$52,102,103

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Realty Equity Portfolio

Common Stocks | 33.1%

Canada | 2.0%
Tricon Capital Group, Inc.	12,171	$102,115

China | 5.2%
China Vanke Co., Ltd., Class H	22,000	76,817
SOHO China, Ltd.	212,500	100,826
Times China Holdings, Ltd.	55,000	81,600
		259,243
France | 2.0%
Unibail-Rodamco-Westfield	462	101,727

Germany | 3.0%
ADO Properties SA	2,774	150,994

Hong Kong | 5.2%
CK Asset Holdings, Ltd.	9,500	75,062
Sun Hung Kai Properties, Ltd.	7,000	105,025
Wharf Real Estate Investment Co., Ltd.	11,200	79,534
		259,621
India | 1.8%
Oberoi Realty, Ltd.	12,707	88,455

Japan | 5.4%
Mitsubishi Estate Co., Ltd.	5,993	104,687
Mitsui Fudosan Co., Ltd.	6,849	165,093
		269,780
Mexico | 1.5%
Corp Inmobiliaria Vesta SAB de CV	56,533	73,782

Philippines | 1.7%
Megaworld Corp.	1,050,000	84,192

Singapore | 1.7%
Ascendas India Trust	60,746	45,036
City Developments, Ltd.	5,193	41,757
		86,793
United Arab Emirates | 1.4%
Emaar Properties PJSC	52,852	70,824

United Kingdom | 1.0%
Grainger PLC	11,973	48,636
Description	Shares	Fair Value

United States | 1.2%
Marriott International, Inc., Class A	476	$60,262

Total Common Stocks (Cost $1,738,317)		1,656,424

Real Estate Investment Trusts | 65.9%

Australia | 2.5%
Goodman Group	17,515	125,022

France | 1.2%
Gecina SA	364	60,864

Germany | 1.0%
alstria office REIT-AG	3,268	49,102

Hong Kong | 2.2%
Link Real Estate Investment Trust	12,019	109,271

Italy | 1.6%
COIMA RES SpA	8,431	78,825

Japan | 4.5%
GLP J-Reit	115	122,110
Nippon Prologis REIT, Inc.	49	101,658
		223,768
Singapore | 2.4%
CapitaLand Mall Trust	31,451	47,716
Mapletree North Asia Commercial Trust	88,000	73,683
		121,399
Spain | 1.0%
Merlin Properties Socimi SA	3,501	50,854

United Kingdom | 4.4%
Derwent London PLC	1,874	76,807
Great Portland Estates PLC	9,201	86,698
Segro PLC	6,020	53,174
		216,679
United States | 45.1%
Alexandria Real Estate Equities, Inc.	885	111,661
American Homes 4 Rent, Class A	5,021	111,366
American Tower Corp.	1,426	205,586
Americold Realty Trust	4,574	100,720
AvalonBay Communities, Inc.	308	52,942
Boston Properties, Inc.	907	113,756

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

Description	Shares	Fair Value

Lazard Global Realty Equity Portfolio (concluded)

CoreSite Realty Corp.	715	$79,236
Equinix, Inc.	485	208,497
Equity Lifestyle Properties, Inc.	1,146	105,317
Essex Property Trust, Inc.	475	113,558
Federal Realty Investment Trust	422	53,404
Hudson Pacific Properties, Inc.	2,917	103,349
National Storage Affiliates Trust	2,001	61,671
Prologis, Inc.	2,752	180,779
Public Storage	487	110,481
Simon Property Group, Inc.	1,420	241,670
Starwood Property Trust, Inc.	2,300	49,933
Sun Communities, Inc.	500	48,940
The Macerich Co.	1,763	100,191
Weyerhaeuser Co.	2,822	102,890
		2,255,947

Total Real Estate Investment Trusts (Cost $3,067,408)		3,291,731
Description	Shares	Fair Value

Short-Term Investments | 2.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $114,878)	114,878	$114,878

Total Investments | 101.3% (Cost $4,920,603)		$5,063,033

Liabilities in Excess of Cash and Other Assets | (1.3)%		(63,083)

Net Assets | 100.0%		$4,999,950

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 92.6%

Australia | 8.7%
Atlas Arteria, Ltd.	18,911,079	$89,983,643
AusNet Services	15,250,637	18,179,212
Spark Infrastructure Group	67,522,901	114,201,880
Transurban Group	26,856,369	238,502,508
		460,867,243
Canada | 0.3%
ATCO, Ltd., Class I	437,000	13,489,111

France | 7.8%
Eutelsat Communications SA	9,331,652	193,259,419
Vinci SA	2,240,331	215,172,743
		408,432,162
Germany | 3.4%
Fraport AG	1,846,469	178,063,720

Italy | 25.0%
ASTM SpA	955,619	22,082,275
Atlantia SpA	14,329,783	423,101,581
Hera SpA	7,324,265	22,821,828
Italgas SpA	27,228,487	149,977,909
Snam SpA	61,235,262	255,097,189
Societa Iniziative Autostradali e Servizi SpA	1,463,083	21,996,530
Terna SpA	77,998,220	420,881,114
		1,315,958,426
Luxembourg | 4.8%
SES SA	13,869,084	253,825,417

Portugal | 1.1%
REN - Redes Energeticas Nacionais SGPS SA	20,694,113	57,971,264
Description	Shares	Fair Value

Spain | 4.6%
Red Electrica Corporacion SA	11,963,000	$243,393,406

United Kingdom | 16.7%
National Grid PLC	22,995,831	254,413,947
Pennon Group PLC	16,794,748	176,027,242
Severn Trent PLC	7,802,401	203,649,041
United Utilities Group PLC	24,536,161	247,069,708
		881,159,938
United States | 20.2%
American Electric Power Co., Inc.	1,611,883	111,622,898
CSX Corp.	2,350,000	149,883,000
Edison International	3,992,809	252,625,025
Norfolk Southern Corp.	992,237	149,698,796
PG&E Corp.	9,459,149	402,581,382
		1,066,411,101

Total Common Stocks (Cost $4,780,637,849)		4,879,571,788

Short-Term Investments | 8.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $470,748,351)	470,748,351	470,748,351

Total Investments | 101.5% (Cost $5,251,386,200) (¤)		$5,350,320,139

Liabilities in Excess of Cash and Other Assets | (1.5)%		(79,925,208)

Net Assets | 100.0%		$5,270,394,931

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at June 30, 2018:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	82,491,024	AUD	111,775,092	BNP	09/28/18	$—	$249,527
USD	76,052,066	AUD	103,062,752	CIT	09/28/18	—	239,251
USD	71,830,822	AUD	97,377,919	HSB	09/28/18	—	252,346
USD	86,614,964	AUD	117,343,780	RBC	09/28/18	—	247,760
USD	78,029,915	AUD	105,770,288	SCB	09/28/18	—	265,632
USD	90,913,276	AUD	123,143,335	SSB	09/28/18	—	242,519
USD	1,328,900	CAD	1,763,184	SCB	09/28/18	—	14,245
USD	11,168,782	CAD	14,854,033	SCB	09/28/18	—	146,606
USD	278,389,506	EUR	238,532,819	BNP	09/28/18	—	1,994,758
USD	344,630,182	EUR	295,444,570	CAN	09/28/18	—	2,651,205
USD	349,412,297	EUR	299,603,256	CIT	09/28/18	—	2,757,433
USD	300,345,245	EUR	257,409,363	HSB	09/28/18	—	2,227,521
USD	424,652,367	EUR	363,977,344	MEL	09/28/18	—	3,186,117
USD	236,508,871	EUR	202,665,722	RBC	09/28/18	—	1,715,284
USD	390,839,801	EUR	335,079,836	SSB	09/28/18	—	3,031,003
USD	127,826,407	GBP	96,102,566	BNP	09/28/18	506,500	—
USD	103,214,297	GBP	77,588,692	CAN	09/28/18	422,192	—
USD	143,961,897	GBP	108,253,423	CIT	09/28/18	544,126	—
USD	189,579,143	GBP	142,549,284	HSB	09/28/18	725,064	—
USD	163,777,054	GBP	123,105,932	RBC	09/28/18	682,180	—
USD	122,672,363	GBP	92,219,952	SSB	09/28/18	496,273	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$3,376,335	$19,221,207

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (•)

Common Stocks | 57.2%

Australia | 3.9%
APA Group	6,517	$47,477
Atlas Arteria, Ltd.	13,507	64,270
AusNet Services	45,760	54,547
BHP Billiton PLC	1,437	32,158
BlueScope Steel, Ltd.	2,338	29,802
CSL, Ltd.	437	62,474
Fortescue Metals Group, Ltd.	8,215	26,650
Goodman Group REIT	11,334	80,902
Sydney Airport	8,088	42,839
Telstra Corp., Ltd.	12,930	25,050
Transurban Group	14,570	129,391
Wesfarmers, Ltd.	1,627	59,669
Woolworths Group, Ltd.	2,131	48,271
		703,500
Canada | 5.2%
Agnico Eagle Mines, Ltd.	676	30,981
Alimentation Couche-Tard, Inc., Class B	983	42,703
Atco, Ltd., Class I	1,800	55,562
BCE, Inc.	1,345	54,469
BRP, Inc.	778	37,508
Canadian National Railway Co.	424	34,681
Capital Power Corp.	1,178	22,607
CI Financial Corp.	3,025	54,372
Dollarama, Inc.	1,608	62,331
Great-West Lifeco, Inc.	445	10,940
Kirkland Lake Gold, Ltd.	1,057	22,384
Lundin Mining Corp.	3,115	17,321
Magna International, Inc.	499	29,022
Martinrea International, Inc.	1,062	11,390
Metro, Inc.	530	18,017
Northland Power, Inc.	2,395	44,688
Rogers Communications, Inc., Class B	412	19,568
Royal Bank of Canada	1,279	96,306
Spin Master Corp. (*)	293	12,991
Suncor Energy, Inc.	1,024	41,672
TELUS Corp.	479	17,015
The Bank of Nova Scotia	350	19,818
The Toronto-Dominion Bank	1,141	66,039
TMX Group, Ltd.	521	34,153
TransAlta Corp.	3,379	16,964
Tricon Capital Group, Inc.	8,218	68,950
		942,452
Description	Shares	Fair Value

China | 0.8%
China Vanke Co., Ltd., Class H	18,600	$64,945
SOHO China, Ltd.	150,500	71,409
		136,354
Denmark | 0.3%
Danske Bank A/S	470	14,690
DFDS A/S	167	10,656
Novo Nordisk A/S, Class B	223	10,300
Scandinavian Tobacco Group A/S	625	9,433
Vestas Wind Systems A/S	143	8,840
		53,919
Faeroe Islands | 0.1%
Bakkafrost P/F	266	14,766

Finland | 0.2%
Cramo Oyj	432	10,037
DNA Oyj	859	20,549
Fortum Oyj	448	10,686
		41,272
France | 2.5%
Air Liquide SA	209	26,247
AXA SA	566	13,866
Electricite de France SA	1,677	22,988
Engie SA	1,278	19,558
Eutelsat Communications SA	4,840	100,237
Gecina SA REIT	314	52,504
L’Oreal SA	90	22,205
Peugeot SA	536	12,223
Renault SA	112	9,507
Unibail-Rodamco-Westfield	264	58,130
Vinci SA	1,267	121,689
		459,154
Germany | 1.4%
ADO Properties SA	1,488	80,995
Deutsche Lufthansa AG	1,096	26,356
Fraport AG	997	96,145
Schaeffler AG (Preference Shares)	618	8,036
thyssenkrupp AG	964	23,454
TUI AG	434	9,520
		244,506
Hong Kong | 2.2%
CLP Holdings, Ltd.	6,000	64,375
Dairy Farm International Holdings, Ltd.	4,700	41,329
Hong Kong Exchanges & Clearing, Ltd.	300	8,989
Jardine Matheson Holdings, Ltd.	272	17,141
Link Real Estate Investment Trust	9,500	86,370
Sun Hung Kai Properties, Ltd.	5,000	75,018

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

Wharf Real Estate Investment Co., Ltd.	11,000	$78,114
Xinyi Glass Holdings, Ltd.	16,000	19,473
		390,809
Ireland | 0.3%
AerCap Holdings NV (*)	192	10,397
CRH PLC	864	30,535
Ryanair Holdings PLC Sponsored ADR (*)	124	14,164
		55,096
Italy | 3.9%
ASTM SpA	1,076	24,864
Atlantia SpA	4,542	134,107
COIMA RES SpA REIT	5,772	53,965
Enel SpA	4,981	27,595
Ferrari NV	77	10,450
FinecoBank Banca Fineco SpA	810	9,119
Hera SpA	3,362	10,476
Italgas SpA	24,307	133,886
Poste Italiane SpA	1,876	15,663
Snam SpA	32,422	135,065
Societa Iniziative Autostradali e Servizi SpA	810	12,178
Terna SpA	24,752	133,563
		700,931
Japan | 1.9%
Central Japan Railway Co.	100	20,734
East Japan Railway Co.	200	19,155
GLP J-Reit	78	82,822
KDDI Corp.	700	19,138
Mitsui Fudosan Co., Ltd.	3,600	86,777
MS&AD Insurance Group Holdings, Inc.	700	21,743
Shin-Etsu Chemical Co., Ltd.	400	35,484
Sompo Holdings, Inc.	300	12,119
Tokio Marine Holdings, Inc.	300	14,048
West Japan Railway Co.	400	29,463
		341,483
Luxembourg | 0.9%
SES SA (France)	3,301	60,413
SES SA (Luxembourg)	4,012	76,063
Tenaris SA ADR	933	33,952
		170,428
Mexico | 0.4%
Alpek SAB de CV	18,000	26,782
Corp Inmobiliaria Vesta SAB de CV	41,200	53,771
		80,553
Description	Shares	Fair Value

Netherlands | 0.4%
Aegon NV	1,741	$10,404
Akzo Nobel NV	273	23,263
Intertrust NV	657	11,657
NN Group NV	624	25,319
		70,643
New Zealand | 0.3%
Air New Zealand, Ltd.	9,240	19,864
Contact Energy, Ltd.	3,361	13,309
Spark New Zealand, Ltd.	8,557	21,601
		54,774
Norway | 0.1%
Equinor ASA	897	23,740

Philippines | 0.3%
Megaworld Corp.	684,000	54,845

Singapore | 1.6%
Ascendas India Trust	72,700	53,898
CapitaLand Mall Trust REIT	35,100	53,252
DBS Group Holdings, Ltd.	1,559	30,272
Sheng Siong Group, Ltd.	13,900	10,807
Singapore Airlines, Ltd.	5,700	44,618
Singapore Technologies Engineering, Ltd.	4,200	10,120
United Overseas Bank, Ltd.	4,000	78,776
Venture Corp., Ltd.	800	10,426
		292,169
Spain | 1.0%
Merlin Properties Socimi SA REIT	3,808	55,313
Red Electrica Corporacion SA	6,300	128,177
		183,490
Sweden | 0.1%
Hennes & Mauritz AB, B Shares	944	14,052
Swedish Match AB	216	10,692
		24,744
Switzerland | 0.7%
Partners Group Holding AG	59	43,277
Roche Holding AG	282	62,749
Swiss Life Holding AG	36	12,522
		118,548
United Arab Emirates | 0.3%
Emaar Properties PJSC	39,015	52,282

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

United Kingdom | 5.4%
Admiral Group PLC	1,516	$38,132
Ashtead Group PLC	480	14,297
Centrica PLC	6,970	14,498
Cineworld Group PLC	5,076	17,787
Derwent London PLC REIT	697	28,567
Electrocomponents PLC	1,194	11,942
Fiat Chrysler Automobiles NV (*)	654	12,450
Great Portland Estates PLC REIT	5,909	55,678
Hargreaves Lansdown PLC	866	22,525
Howden Joinery Group PLC	4,858	34,359
Imperial Brands PLC	1,092	40,661
International Consolidated Airlines Group SA	1,554	13,632
National Grid PLC	15,258	168,807
Pagegroup PLC	1,621	12,037
Pennon Group PLC	8,887	93,145
Persimmon PLC	338	11,296
Segro PLC REIT	6,200	54,764
Severn Trent PLC	4,085	106,622
SSE PLC	3,288	58,744
Unilever NV	428	23,859
United Utilities Group PLC	14,424	145,244
		979,046
United States | 23.0%
Agilent Technologies, Inc.	172	10,636
Alexandria Real Estate Equities, Inc. REIT	508	64,094
American Electric Power Co., Inc.	1,400	96,950
American Homes 4 Rent, Class A REIT	2,503	55,516
American Tower Corp. REIT	815	117,499
Americold Realty Trust REIT	3,702	81,518
Aon PLC	364	49,930
Apple, Inc.	202	37,392
Automatic Data Processing, Inc.	389	52,180
Biogen, Inc. (*)	36	10,449
BorgWarner, Inc.	215	9,279
Boston Properties, Inc. REIT	570	71,489
Bristol-Myers Squibb Co.	276	15,274
Broadridge Financial Solutions, Inc.	57	6,561
Brunswick Corp.	214	13,799
Campbell Soup Co.	882	35,756
Carnival Corp.	387	22,179
Carnival PLC	245	14,015
Cisco Systems, Inc.	294	12,651
Comcast Corp., Class A	1,533	50,298
Description	Shares	Fair Value

Conagra Brands, Inc.	305	$10,898
CoreSite Realty Corp. REIT	500	55,410
Costco Wholesale Corp.	179	37,407
Cracker Barrel Old Country Store, Inc.	74	11,559
CSX Corp.	1,569	100,071
Darden Restaurants, Inc.	194	20,770
Deere & Co.	248	34,670
DowDuPont, Inc.	363	23,929
EchoStar Corp., Class A (*)	300	13,320
Edison International	2,123	134,322
Eli Lilly & Co.	397	33,876
EOG Resources, Inc.	383	47,657
Equinix, Inc. REIT	270	116,070
Equity Lifestyle Properties, Inc. REIT	598	54,956
Essex Property Trust, Inc. REIT	367	87,739
F5 Networks, Inc. (*)	228	39,319
Fortune Brands Home & Security, Inc.	260	13,959
General Dynamics Corp.	90	16,777
General Mills, Inc.	1,013	44,835
Halliburton Co.	697	31,407
Hasbro, Inc.	97	8,954
HCA Healthcare, Inc.	164	16,826
Honeywell International, Inc.	196	28,234
Hudson Pacific Properties, Inc.	1,966	69,655
Intel Corp.	1,281	63,678
IQVIA Holdings, Inc. (*)	136	13,575
Johnson & Johnson	267	32,398
Kimberly-Clark Corp.	190	20,015
Las Vegas Sands Corp.	160	12,218
Lockheed Martin Corp.	217	64,108
Lowe’s Cos., Inc.	116	11,086
Marriott International, Inc., Class A	753	95,330
Marsh & McLennan Cos., Inc.	281	23,034
Martin Marietta Materials, Inc.	157	35,063
MasterCard, Inc., Class A	411	80,770
Mettler-Toledo International, Inc. (*)	68	39,347
Motorola Solutions, Inc.	344	40,031
National Storage Affiliates Trust REIT	2,243	69,129
Newmont Mining Corp.	879	33,147
Norfolk Southern Corp.	854	128,843
Northrop Grumman Corp.	164	50,463
Occidental Petroleum Corp.	504	42,175
Olin Corp.	1,058	30,386
Owens Corning	312	19,771
Palo Alto Networks, Inc. (*)	110	22,602
Paychex, Inc.	612	41,830

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

PG&E Corp.	3,214	$136,788
Prologis, Inc. REIT	1,356	89,076
Quest Diagnostics, Inc.	89	9,785
Raytheon Co.	156	30,136
Schlumberger, Ltd.	335	22,455
Simon Property Group, Inc. REIT	437	74,373
Skyworks Solutions, Inc.	178	17,204
Spirit AeroSystems Holdings, Inc., Class A	98	8,419
Starbucks Corp.	1,083	52,905
Starwood Property Trust, Inc. REIT	1,800	39,078
Sysco Corp.	1,229	83,928
Teradyne, Inc.	289	11,002
Texas Instruments, Inc.	187	20,617
The Allstate Corp.	357	32,583
The Boeing Co.	240	80,522
The Hershey Co.	113	10,516
The Macerich Co. REIT	1,000	56,830
The Procter & Gamble Co.	721	56,281
The TJX Cos., Inc.	333	31,695
The Travelers Cos., Inc.	79	9,665
Thermo Fisher Scientific, Inc.	269	55,721
Tyson Foods, Inc., Class A	363	24,993
UnitedHealth Group, Inc.	106	26,006
Viavi Solutions, Inc. (*)	2,402	24,596
Virtu Financial, Inc., Class A	436	11,576
Visa, Inc., Class A	339	44,901
Vulcan Materials Co.	244	31,491
Walmart, Inc.	104	8,908
Waste Management, Inc.	557	45,306
Waters Corp. (*)	117	22,650
Westlake Chemical Corp.	387	41,653
Weyerhaeuser Co. REIT	2,689	98,041
		4,158,784
Total Common Stocks (Cost $9,936,985)		10,348,288

Exchange-Traded Funds | 0.7%
SPDR Gold Shares (*) (Cost $130,614)	1,082	128,379
Description	Security Currency	Principal Amount (000)	Fair Value

Foreign Government Obligations | 8.7%

Australia | 0.3%
Australia Government Bonds, 3.000%, 09/20/25	AUD	46	$48,260

Canada | 0.4%
Canadian Government Real Return Bonds, 2.000%, 12/01/41	CAD	74	75,283

France | 1.2%
Government of France, 1.850%, 07/25/27	EUR	148	220,376

Germany | 0.8%
Denmark Inflation Linked Government Bonds, 0.100%, 11/15/23	DKK	794	134,803

Italy | 0.8%
Italy Buoni Poliennali Del Tesoro, 0.100%, 05/15/22	EUR	130	149,680

Mexico | 1.1%
Mexican Udibonos, 2.500%, 12/10/20	MXN	647	190,076

New Zealand | 0.8%
New Zealand Government Bonds, 3.000%, 09/20/30	NZD	175	144,464

Spain | 1.3%
Spain Government Inflation Linked Bonds:
0.300%, 11/30/21	EUR	119	146,870
1.800%, 11/30/24	EUR	69	93,865
			240,735
Sweden | 0.2%
Sweden Inflation Linked Bonds, 3.500%, 12/01/28	SEK	190	42,387

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

United Kingdom | 1.8%
United Kingdom Gilt Inflation Linked:
2.500%, 04/16/20	GBP	40	$190,549
0.750%, 03/22/34	GBP	70	132,793
			323,342
Total Foreign Government Obligations (Cost $1,502,801)			1,569,406

US Treasury Securities | 14.4%
Treasury Inflation Protected Securities:
0.125%, 04/15/20	USD	781	772,606
1.125%, 01/15/21	USD	867	878,205
2.375%, 01/15/25	USD	222	246,093
2.500%, 01/15/29	USD	609	715,555

Total US Treasury Securities (Cost $2,641,116)			2,612,459
Description	Shares	Fair Value

Short-Term Investments | 17.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (^) (Cost $3,202,332)	3,202,332	$3,202,332

Total Investments | 98.7% (Cost $17,413,848) (¤)		$17,860,864

Cash and Other Assets in Excess of Liabilities | 1.3%		244,168

Net Assets | 100.0%		$18,105,032

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

Forward Currency Contracts open at June 30, 2018:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	53,166	USD	40,376	CIT	08/23/18	$—	$1,034
AUD	80,522	USD	59,470	SSB	09/28/18	120	—
CAD	37,106	USD	28,000	HSB	08/23/18	258	—
EUR	51,722	USD	60,335	CIT	07/19/18	130	—
EUR	8,464	USD	10,000	HSB	07/19/18	—	105
JPY	7,496,867	USD	67,734	HSB	07/19/18	50	—
MXN	1,772,875	USD	88,797	CIT	08/23/18	687	—
USD	49,025	AUD	64,566	HSB	08/23/18	1,248	—
USD	141,065	AUD	191,075	SSB	09/28/18	—	338
USD	212,007	AUD	287,166	SSB	09/28/18	—	508
USD	25,294	CAD	32,232	CIT	08/23/18	747	—
USD	1,214	CAD	1,610	CIT	09/28/18	—	13
USD	53,116	CAD	70,628	CIT	09/28/18	—	704
USD	47,585	CAD	60,625	HSB	08/23/18	1,414	—
USD	23,773	CHF	23,366	SSB	09/28/18	48	—
USD	136,769	DKK	870,195	CIT	08/23/18	—	148
USD	20,782	EUR	17,584	CIT	07/19/18	225	—
USD	985,355	EUR	844,892	CIT	09/28/18	—	7,699
USD	674,681	EUR	570,767	HSB	07/19/18	7,432	—
USD	65,016	EUR	55,740	SSB	09/28/18	—	499
USD	99,927	EUR	85,191	SSB	09/28/18	—	203
USD	91,671	GBP	68,061	CIT	08/23/18	1,648	—
USD	242,553	GBP	180,042	HSB	08/23/18	4,414	—
USD	451,259	GBP	339,238	SSB	09/28/18	1,843	—
USD	19,500	MXN	394,198	HSB	08/23/18	—	397
USD	42,600	MXN	865,589	HSB	08/23/18	—	1,090
USD	214,850	MXN	4,343,465	HSB	08/23/18	—	4,383
USD	102,999	NZD	148,343	CIT	08/23/18	2,530	—
USD	9,530	NZD	13,728	HSB	08/23/18	232	—
USD	211	PLN	771	HSB	08/23/18	6	—
USD	40,156	SEK	347,182	HSB	08/23/18	1,225	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$24,257	$17,121

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

Lazard Real Assets and Pricing Opportunities Portfolio (concluded)

Futures Contracts open at June 30, 2018 (^):

Type	Number of Contracts	Notional Amount	Expiration Date	Notional Cost	Fair Value	Unrealized Appreciation	Unrealized Depreciation

Aluminum	(1)	$(25)	07/16/18	$(54,672)	$(54,100)	$572	$—
Aluminum	1	25	07/16/18	53,541	54,100	559	—
Corn	5	25,000	12/14/18	102,407	92,813	—	9,595
Total gross unrealized appreciation/depreciation on Futures Contracts						$1,131	$9,595

Total Return Swap Agreements open at June 30, 2018 (^):

Pay	Currency	Counterparty	Notional Amount	Expiration Date	Receive	Payment Frequency	Unrealized Appreciation

0.00%	USD	GSC	$2,666,718	10/24/18	Appreciation, and dividends paid, on commodities in a custom momentum basket	Maturity	$98,746

The following table represents the commodity exposure expressed as a percentage of the notional amount of the individual commodity underlying the custom total return basket swap agreements with GSC, as of June 30, 2018:

Commodity	Commodity Exposure Expressed as a Percentage of Notional Amount

Aluminum	5.47%
Bean Oil	1.23
Brent Crude	12.81
Coffee	1.48
Copper	9.52
Corn	6.68
Cotton	3.19
Crude Oil	13.82
Gasoline (RBOB)	1.19
Gold	6.26
Heating Oil	2.45
Kansas Wheat	1.04
Lean Hogs	1.40
Live Cattle	3.04
Natural Gas	8.86
Nickel	2.76
Silver	3.52
Soy Meal	2.38
Soybeans	5.36
Wheat	4.63
Zinc	2.91
Total	100.00%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2018 (unaudited)

(*)	Non-income producing security.
(¤)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.
(•)	Lazard Real Assets and Pricing Opportunities Portfolio’s Portfolio of Investments and accompanying notes are presented on a consolidated basis.
(^)	The security is owned by Lazard Real Assets and Pricing Opportunities Portfolio, Ltd., a wholly-owned subsidiary of the Portfolio. See Note 1 in the Notes to Financial Statements.

Security Abbreviations:

ADR — American Depositary Receipt

PJSC — Public Joint Stock Company

REIT — Real Estate Investment Trust

Currency Abbreviations:
AUD	—	Australian Dollar	JPY	—	Japanese Yen
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CHF	—	Swiss Franc	NZD	—	New Zealand Dollar
DKK	—	Danish Krone	PLN	—	Polish Zloty
EUR	—	Euro	SEK	—	Swedish Krona
GBP	—	British Pound Sterling	USD	—	United States Dollar

Counterparty Abbreviations:
BNP	—	BNP Paribas SA	MEL	—	The Bank of New York Mellon Corp.
CAN	—	Canadian Imperial Bank of Commerce	RBC	—	Royal Bank of Canada
CIT	—	Citibank NA	SCB	—	Standard Chartered Bank
GSC	—	Goldman Sachs International	SSB	—	State Street Bank and Trust Co.
HSB	—	HSBC Bank USA NA

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio

Aerospace & Defense	—%	—%	1.4%
Airlines	—	—	0.7
Auto Components	—	—	0.4
Automobiles	—	—	0.2
Banks	—	—	1.7
Biotechnology	—	—	0.4
Building Products	—	—	0.2
Capital Markets	—	—	1.0
Chemicals	—	—	1.1
Commercial Services & Suppliers	—	—	0.3
Communications Equipment	—	—	0.8
Construction & Engineering	—	4.1	0.7
Construction Materials	—	—	0.5
Diversified Telecommunication Services	—	—	0.8
Electric Utilities	—	29.7	4.9
Electronic Equipment, Instruments & Components	—	—	0.1
Energy Equipment & Services	—	—	0.5
Equity Real Estate Investment Trusts (REITs)	64.9	—	10.1
Food & Staples Retailing	—	—	1.9
Food Products	—	—	0.8
Gas Utilities	—	2.8	1.0
Health Care Providers & Services	—	—	0.3
Hotels, Restaurants & Leisure	1.2	—	1.3
Household Durables	—	—	0.1
Household Products	—	—	0.4
Independent Power & Renewable Electricity Producers	—	—	0.5
Industrial Conglomerates	—	—	0.3
Insurance	—	—	1.6
IT Services	—	—	1.3
Leisure Products	—	—	0.4
Life Sciences Tools & Services	—	—	0.8
Machinery	—	—	0.2
Marine	—	—	0.1
Media	—	8.5	1.7
Metals & Mining	—	—	1.2
Mortgage Real Estate Investment Trusts (REITs)	1.0	—	0.2
Multiline Retail	—	—	0.3
Multi-Utilities	—	6.6	1.5
Oil, Gas & Consumable Fuels	—	4.8	1.6
Personal Products	—	—	0.3
Pharmaceuticals	—	—	0.9

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

Industry†	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio

Professional Services	—%	—%	0.1%
Real Estate Management & Development	31.9	—	4.1
Road & Rail	—	5.7	1.8
Semiconductors & Semiconductor Equipment	—	—	0.6
Specialty Retail	—	—	0.3
Technology Hardware, Storage & Peripherals	—	—	0.2
Tobacco	—	—	0.3
Trading Companies & Distributors	—	—	0.4
Transportation Infrastructure	—	18.5	2.8
Water Utilities	—	11.9	1.9
Wireless Telecommunication Services	—	—	0.2
Subtotal	99.0	92.6	57.2
Exchange-Traded Funds	—	—	0.7
Foreign Government Obligations	—	—	8.7
US Treasury Securities	—	—	14.4
Short-Term Investments	2.3	8.9	17.7
Total Investments	101.3%	101.5%	98.7%

† Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

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Semi-Annual Report  31

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2018	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio

ASSETS
Investments in securities, at fair value	$23,259,324	$52,314,477
Cash collateral due from broker on futures contracts	—	—
Foreign currency, at fair value	—	—
Receivables for:
Dividends and interest	130,755	201,251
Capital stock sold	—	40,365
Investments sold	107,754	157,473
Amount due from Investment Manager (Note 3)	—	—
Gross unrealized appreciation on:
Forward currency contracts	—	—
Swap agreements	—	—
Prepaid expenses	—	—
Total assets	23,497,833	52,713,566
LIABILITIES
Due to custodian	—	—
Payables for:
Management fees	5,612	30,094
Accrued custodian fees	27,940	26,045
Accrued distribution fees	2,493	8,406
Accrued professional services	23,153	23,233
Investments purchased	660,860	508,761
Capital stock redeemed	21,085	142
Variation margin on open futures contracts	—	—
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	12,733	14,782
Total liabilities	753,876	611,463
Net assets	$22,743,957	$52,102,103
NET ASSETS
Paid in capital	$39,653,115	$44,157,416
Undistributed (Distributions in excess of) net investment income (loss)	74,501	504,779
Accumulated net realized gain (loss)	(17,667,376)	637,326
Net unrealized appreciation (depreciation) on:
Investments	683,717	6,802,582
Foreign currency translations	—	—
Forward currency contracts	—	—
Futures contracts	—	—
Swap agreements	—	—
Net assets	$22,743,957	$52,102,103
Institutional Shares
Net assets	$10,775,406	$10,630,005
Shares of capital stock outstanding*	1,509,707	563,005
Net asset value, offering and redemption price per share	$7.14	$18.88
Open Shares
Net assets	$11,968,551	$41,472,098
Shares of capital stock outstanding*	1,681,501	2,189,618
Net asset value, offering and redemption price per share	$7.12	$18.94
Cost of investments in securities	$22,575,607	$45,511,895
Cost of foreign currency	$—	$—

(a)	Consolidated Statement of Assets and Liabilities.

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

32 Semi-Annual Report

Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio (a)

$5,063,033	$5,350,320,139	$17,860,864
—	—	363,269
1,781	2,290	3,784

17,685	41,023,793	65,910
—	16,227,710	—
297,731	2,513,181	76,743
10,038	—	7,196

—	3,376,335	24,257
—	—	98,746
—	—	2,179
5,390,268	5,413,463,448	18,502,948
—	—	90,000

—	3,843,709	—
36,712	728,824	83,565
266	103,137	24
29,398	40,094	36,456
312,851	111,965,232	159,814
—	6,967,819	605
—	—	8,438
—	19,221,207	17,121
11,091	198,495	1,893
390,318	143,068,517	397,916
$4,999,950	$5,270,394,931	$18,105,032
$4,739,429	$4,664,402,012	$17,248,855
95,835	34,582,780	(96,995)
22,631	488,444,115	409,024

142,430	98,933,939	447,016
(375)	(123,043)	(286)
—	(15,844,872)	7,136
—	—	(8,464)
—	—	98,746
$4,999,950	$5,270,394,931	$18,105,032
$3,696,291	$4,779,483,368	$17,986,739
246,337	298,837,393	1,701,749
$15.01	$15.99	$10.57

$1,303,659	$490,911,563	$118,293
87,128	30,669,632	11,204
$14.96	$16.01	$10.56
$4,920,603	$5,251,386,200	$17,413,848
$1,781	$2,289	$3,789

Semi-Annual Report 33

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2018	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio

Investment Income (Loss)

Income
Dividends	$566,925	$841,646
Non-cash dividends	—	—
Interest	—	—
Total investment income*	566,925	841,646

Expenses
Management fees (Note 3)	87,182	206,945
Distribution fees (Open Shares)	15,435	51,689
Custodian fees	16,751	15,571
Administration fees	2,941	4,937
Shareholders’ reports	4,487	7,133
Directors’ fees and expenses	2,914	3,529
Professional services	19,782	20,155
Registration fees	17,852	17,356
Shareholders’ services	13,152	14,189
Other^	2,216	2,370
Total gross expenses	182,712	343,874
Management fees waived and expenses reimbursed	(47,724)	(7,007)
Total net expenses	134,988	336,867
Net investment income (loss)	431,937	504,779

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Forward Currency Contracts, Futures Contracts and Swap Agreements
Net realized gain (loss) on:
Investments	(2,049,261)	194,665
Foreign currency transactions	—	—
Forward currency contracts	—	—
Futures contracts	—	—
Swap agreements	—	—
Total net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, futures contracts and swap agreements	(2,049,261)	194,665
Net change in unrealized appreciation (depreciation) on:
Investments†	1,145,829	(1,481,867)
Foreign currency translations	—	—
Forward currency contracts	—	—
Futures contracts	—	—
Swap agreements	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts, futures contracts and swap agreements	1,145,829	(1,481,867)
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward currency contracts, futures contracts and swap agreements	(903,432)	(1,287,202)
Net increase (decrease) in net assets resulting from operations	$(471,495)	$(782,423)
* Net of foreign withholding taxes of	$—	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$—	$—
^ Includes interest on line of credit of	$177	$76

(a)	Consolidated Statement of Operations.

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio (a)

$101,544	$112,571,584	$194,342
—	8,476,323	—
—	—	36,060
101,544	121,047,907	230,402

21,083	22,982,633	62,573
1,615	661,293	156
25,166	439,177	53,300
1,798	247,928	2,605
1,839	127,871	1,580
2,566	91,770	6,228
21,692	85,000	26,946
16,860	74,712	12,397
12,424	65,323	12,379
1,866	34,845	3,369
106,909	24,810,552	181,533
(80,151)	—	(100,891)
26,758	24,810,552	80,642
74,786	96,237,355	149,760

22,294	250,446,051	390,824
(599)	(2,386,974)	(6,110)
—	98,911,585	74,915
—	—	356
—	—	(51,455)

21,695	346,970,662	408,530

(270,859)	(474,614,828)	(840,452)
(322)	258,474	21
—	38,840,490	94,899
—	—	(16,523)
—	—	57,428

(271,181)	(435,515,864)	(704,627)

(249,486)	(88,545,202)	(296,097)
$(174,700)	$7,692,153	$(146,337)
$3,931	$13,186,806	$14,936
$312	$—	$—
$—	$—	$4

Semi-Annual Report  35

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Realty Income Portfolio		Lazard US Realty Equity Portfolio
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$431,937	$699,884	$504,779	$962,278
Net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, futures contracts and swap agreements	(2,049,261)	102,341	194,665	5,407,448
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts, futures contracts and swap agreements	1,145,829	199,417	(1,481,867)	(890,356)
Net increase (decrease) in net assets resulting from operations	(471,495)	1,001,642	(782,423)	5,479,370
Distributions to shareholders
From net investment income
Institutional Shares	(183,242)	(495,171)	—	(336,557)
Open Shares	(191,124)	(566,755)	—	(725,168)
From net realized gains
Institutional Shares	—	—	—	(1,528,874)
Open Shares	—	—	—	(3,951,112)
Net decrease in net assets resulting from distributions	(374,366)	(1,061,926)	—	(6,541,711)
Capital stock transactions
Net proceeds from sales
Institutional Shares	951,304	2,826,413	1,279,080	3,978,753
Open Shares	197,125	938,843	2,046,054	3,900,457
Net proceeds from reinvestment of distributions
Institutional Shares	178,925	475,842	—	1,840,386
Open Shares	187,776	556,957	—	4,526,431
Cost of shares redeemed
Institutional Shares	(2,376,800)	(8,700,281)	(8,917,567)	(6,377,175)
Open Shares	(2,628,863)	(9,980,748)	(8,058,951)	(19,202,537)
Net increase (decrease) in net assets from capital stock transactions	(3,490,533)	(13,882,974)	(13,651,384)	(11,333,685)
Total increase (decrease) in net assets	(4,336,394)	(13,943,258)	(14,433,807)	(12,396,026)
Net assets at beginning of period	27,080,351	41,023,609	66,535,910	78,931,936
Net assets at end of period*	$22,743,957	$27,080,351	$52,102,103	$66,535,910
*Includes undistributed (distributions in excess of) net investment income (loss) of	$74,501	$16,930	$504,779	$—
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	1,692,390	2,420,955	993,322	1,013,228
Shares sold	140,582	382,275	72,793	199,657
Shares issued to shareholders from reinvestment of distributions	25,965	65,338	—	98,095
Shares redeemed	(349,230)	(1,176,178)	(503,110)	(317,658)
Net increase (decrease)	(182,683)	(728,565)	(430,317)	(19,906)
Shares outstanding at end of period	1,509,707	1,692,390	563,005	993,322
Open Shares†
Shares outstanding at beginning of period	2,009,472	3,161,749	2,524,879	3,050,064
Shares sold	28,534	127,736	114,232	194,919
Shares issued to shareholders from reinvestment of distributions	27,356	76,683	—	240,214
Shares redeemed	(383,861)	(1,356,696)	(449,493)	(960,318)
Net increase (decrease)	(327,971)	(1,152,277)	(335,261)	(525,185)
Shares outstanding at end of period	1,681,501	2,009,472	2,189,618	2,524,879

(a)	Consolidated Statements of Changes in Net Assets.

† The inception date for the Lazard Real Assets and Pricing Opportunities Portfolio Open Shares was January 9, 2017.

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Lazard Global Realty Equity Portfolio		Lazard Global Listed Infrastructure Portfolio		Lazard Real Assets and Pricing Opportunities Portfolio (a)
Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

$74,786	$96,143	$96,237,355	$113,031,895	$149,760	$279,707

21,695	199,586	346,970,662	197,470,588	408,530	(72,726)

(271,181)	354,379	(435,515,864)	467,074,965	(704,627)	1,254,421

(174,700)	650,108	7,692,153	777,577,448	(146,337)	1,461,402

—	(111,094)	(20,749,790)	(75,970,334)	(84,901)	(200,932)
—	(36,021)	(1,628,764)	(11,527,674)	(423)	(1,078)

—	(56,514)	—	(231,436,916)	—	(201,739)
—	(20,280)	—	(31,852,693)	—	(1,564)
—	(223,909)	(22,378,554)	(350,787,617)	(85,324)	(405,313)

—	1,000,001	899,337,927	2,047,406,028	423,600	3,538,199
18,780	137,466	67,006,026	442,199,716	2,500	164,978

—	167,608	16,938,167	263,569,592	84,901	402,671
—	52,265	1,610,285	42,974,115	423	2,641

(6,700)	(76,128)	(905,216,114)	(834,047,015)	(103,552)	(272,334)
(30,905)	(516,531)	(205,880,744)	(371,380,188)	(17,874)	(35,527)

(18,825)	764,681	(126,204,453)	1,590,722,248	389,998	3,800,628
(193,525)	1,190,880	(140,890,854)	2,017,512,079	158,337	4,856,717
5,193,475	4,002,595	5,411,285,785	3,393,773,706	17,946,695	13,089,978
$4,999,950	$5,193,475	$5,270,394,931	$5,411,285,785	$18,105,032	$17,946,695

$95,835	$21,049	$34,582,780	$(39,276,021)	$(96,995)	$(161,431)

246,774	172,535	298,732,092	206,858,471	1,662,975	1,309,562
—	68,213	58,047,361	126,908,791	40,541	341,080

—	10,967	1,103,007	16,317,320	8,089	38,062
(437)	(4,941)	(59,045,067)	(51,352,490)	(9,856)	(25,729)
(437)	74,239	105,301	91,873,621	38,774	353,413
246,337	246,774	298,837,393	298,732,092	1,701,749	1,662,975

87,901	110,297	39,560,407	32,579,713	12,627	—
1,258	9,223	4,319,789	27,109,459	235	15,804

—	3,425	104,762	2,652,932	40	249
(2,031)	(35,044)	(13,315,326)	(22,781,697)	(1,698)	(3,426)
(773)	(22,396)	(8,890,775)	6,980,694	(1,423)	12,627
87,128	87,901	30,669,632	39,560,407	11,204	12,627

Semi-Annual Report  37

The Lazard Funds, Inc. Financial Highlights

LAZARD US REALTY INCOME PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$7.33	$7.36	$7.11		$8.42	$7.44	$8.57
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13	0.16	0.11	^	0.37	0.29	0.47
Net realized and unrealized gain (loss)	(0.20)	0.07	0.45		(1.15)	1.30	(0.27)

Total from investment operations	(0.07)	0.23	0.56		(0.78)	1.59	0.20
Less distributions from:
Net investment income	(0.12)	(0.26)	(0.30)		(0.37)	(0.32)	(0.34)
Net realized gains	—	—	—		(0.16)	(0.29)	(0.99)
Return of capital	—	—	(0.01)		—	—	—

Total distributions	(0.12)	(0.26)	(0.31)		(0.53)	(0.61)	(1.33)

Redemption fees	—	—	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$7.14	$7.33	$7.36		$7.11	$8.42	$7.44

Total Return (c)	–0.89%	3.20%	8.01	%^	–9.50%	21.54%	2.37%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,775	$12,399	$17,815		$32,806	$66,942	$47,222
Ratios to average net assets (d):
Net expenses	1.00%	1.00%	1.00	%^	0.98%	0.96%	0.95%
Gross expenses	1.45%	1.32%	1.20%		0.98%	0.96%	0.98%
Net investment income (loss)	3.88%	2.23%	1.42	%^	4.59%	3.52%	5.29%
Portfolio turnover rate	64%	73%	75%		60%	53%	104%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$7.31	$7.34	$7.09		$8.40	$7.43	$8.56
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.12	0.15	0.09	^	0.34	0.26	0.44
Net realized and unrealized gain (loss)	(0.20)	0.06	0.45		(1.15)	1.30	(0.26)

Total from investment operations	(0.08)	0.21	0.54		(0.81)	1.56	0.18
Less distributions from:
Net investment income	(0.11)	(0.24)	(0.28)		(0.34)	(0.30)	(0.32)
Net realized gains	—	—	—		(0.16)	(0.29)	(0.99)
Return of capital	—	—	(0.01)		—	—	—

Total distributions	(0.11)	(0.24)	(0.29)		(0.50)	(0.59)	(1.31)

Redemption fees	—	—	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$7.12	$7.31	$7.34		$7.09	$8.40	$7.43

Total Return (c)	–1.04%	2.90%	7.73	%^	–9.77%	21.35%	1.99%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,969	$14,682	$23,208		$40,388	$87,782	$66,834
Ratios to average net assets (d):
Net expenses	1.30%	1.30%	1.30	%^	1.23%	1.24%	1.22%
Gross expenses	1.68%	1.56%	1.44%		1.23%	1.24%	1.24%
Net investment income (loss)	3.57%	1.97%	1.19	%^	4.20%	3.19%	4.86%
Portfolio turnover rate	64%	73%	75%		60%	53%	104%

†	Unaudited.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

LAZARD US REALTY EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$18.85	$19.37	$18.93	$19.71	$16.05	$17.40
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17	0.31	0.29	0.33	0.28	0.41
Net realized and unrealized gain (loss)	(0.14)	1.18	0.72	0.55	3.85	(0.10)

Total from investment operations	0.03	1.49	1.01	0.88	4.13	0.31
Less distributions from:
Net investment income	—	(0.37)	(0.31)	(0.38)	(0.20)	(0.25)

Net realized gains	—	(1.64)	(0.26)	(1.28)	(0.27)	(1.41)

Total distributions	—	(2.01)	(0.57)	(1.66)	(0.47)	(1.66)

Redemption fees	—	—	— (b)	— (b)	— (b)	—

Net asset value, end of period	$18.88	$18.85	$19.37	$18.93	$19.71	$16.05

Total Return (c)	0.16%	7.93%	5.31%	4.63%	25.70%	1.77%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,630	$18,724	$19,625	$21,143	$21,806	$7,844
Ratios to average net assets (d):
Net expenses	1.00%	1.02%	1.05%	1.05%	1.05%	1.13%
Gross expenses	1.10%	1.09%	1.12%	1.09%	1.18%	1.27%
Net investment income (loss)	1.91%	1.55%	1.50%	1.64%	1.50%	2.28%
Portfolio turnover rate	29%	32%	41%	51%	43%	98%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$18.94	$19.44	$19.00	$19.78	$16.11	$17.45
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.16	0.25	0.23	0.26	0.19	0.33
Net realized and unrealized gain (loss)	(0.16)	1.20	0.72	0.56	3.90	(0.06)

Total from investment operations	—	1.45	0.95	0.82	4.09	0.27
Less distributions from:
Net investment income	—	(0.31)	(0.25)	(0.32)	(0.15)	(0.20)
Net realized gains	—	(1.64)	(0.26)	(1.28)	(0.27)	(1.41)

Total distributions	—	(1.95)	(0.51)	(1.60)	(0.42)	(1.61)

Redemption fees	—	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$18.94	$18.94	$19.44	$19.00	$19.78	$16.11

Total Return (c)	0.00%	7.69%	4.99%	4.34%	25.33%	1.58%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$41,472	$47,811	$59,307	$75,907	$88,897	$60,823
Ratios to average net assets (d):
Net expenses	1.29%	1.30%	1.34%	1.32%	1.35%	1.36%
Gross expenses	1.29%	1.30%	1.34%	1.32%	1.42%	1.41%
Net investment income (loss)	1.80%	1.24%	1.17%	1.32%	1.01%	1.83%
Portfolio turnover rate	29%	32%	41%	51%	43%	98%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  39

LAZARD GLOBAL REALTY EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$15.52	$14.16	$14.19	$15.17	$15.49	$16.98
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.23	0.32	0.22	0.27	0.34	0.30
Net realized and unrealized gain (loss)	(0.74)	1.75	0.19	(0.24)	1.29	(0.18)

Total from investment operations	(0.51)	2.07	0.41	0.03	1.63	0.12
Less distributions from:
Net investment income	—	(0.47)	(0.44)	(0.56)	(0.61)	(0.50)
Net realized gains	—	(0.24)	— (b)	(0.45)	(1.34)	(0.96)
Return of capital	—	—	—	—	—	(0.15)

Total distributions	—	(0.71)	(0.44)	(1.01)	(1.95)	(1.61)

Redemption fees	—	—	— (b)	— (b)	—	—

Net asset value, end of period	$15.01	$15.52	$14.16	$14.19	$15.17	$15.49

Total Return (c)	–3.29%	14.69%	2.85%	0.36%	10.35%	0.89%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,696	$3,831	$2,443	$3,549	$4,779	$5,320
Ratios to average net assets (d):
Net expenses	1.00%	1.00%	1.00%	1.05%	1.13%	1.22%
Gross expenses	4.08%	4.67%	5.25%	4.97%	3.79%	5.49%
Net investment income (loss)	3.09%	2.12%	1.56%	1.74%	2.04%	1.79%
Portfolio turnover rate	53%	82%	38%	56%	84%	81%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$15.50	$14.14	$14.18	$15.16	$15.48	$16.97
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.21	0.26	0.19	0.23	0.29	0.25
Net realized and unrealized gain (loss)	(0.75)	1.76	0.16	(0.24)	1.29	(0.18)

Total from investment operations	(0.54)	2.02	0.35	(0.01)	1.58	0.07
Less distributions from:
Net investment income	—	(0.42)	(0.39)	(0.52)	(0.56)	(0.45)
Net realized gains	—	(0.24)	— (b)	(0.45)	(1.34)	(0.96)
Return of capital	—	—	—	—	—	(0.15)

Total distributions	—	(0.66)	(0.39)	(0.97)	(1.90)	(1.56)

Redemption fees	—	—	—	—	—	— (b)

Net asset value, end of period	$14.96	$15.50	$14.14	$14.18	$15.16	$15.48

Total Return (c)	–3.48%	14.36%	2.47%	0.06%	10.05%	0.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,304	$1,363	$1,560	$1,820	$2,016	$2,365
Ratios to average net assets (d):
Net expenses	1.30%	1.30%	1.30%	1.35%	1.43%	1.54%
Gross expenses	4.96%	5.62%	5.96%	5.55%	4.26%	5.81%
Net investment income (loss)	2.79%	1.69%	1.28%	1.47%	1.76%	1.45%
Portfolio turnover rate	53%	82%	38%	56%	84%	81%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$15.99	$14.17	$13.42		$13.72	$13.13	$10.96
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.29	0.39	0.31	^	0.33	0.34	0.35
Net realized and unrealized gain (loss)	(0.22)	2.54	0.92		0.89	2.01	2.53

Total from investment operations	0.07	2.93	1.23		1.22	2.35	2.88
Less distributions from:
Net investment income	(0.07)	(0.29)	(0.34)		(1.17)	(1.04)	(0.33)
Net realized gains	—	(0.82)	(0.14)		(0.35)	(0.72)	(0.38)

Total distributions	(0.07)	(1.11)	(0.48)		(1.52)	(1.76)	(0.71)

Redemption fees	—	—	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$15.99	$15.99	$14.17		$13.42	$13.72	$13.13

Total Return (c)	0.46%	20.73%	9.30	%^	9.30%	17.95%	26.56%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,779,483	$4,778,042	$2,931,161		$2,156,325	$1,372,216	$641,127
Ratios to average net assets (d):
Net expenses	0.95%	0.95%	0.96	%^	0.96%	0.98%	1.01%
Gross expenses	0.95%	0.95%	0.96%		0.96%	0.98%	1.01%
Net investment income (loss)	3.82%	2.44%	2.29	%^	2.32%	2.35%	2.80%
Portfolio turnover rate	34%	33%	35%		34%	41%	35%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$16.01	$14.20	$13.45		$13.74	$13.15	$10.97
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.26	0.35	0.29	^	0.31	0.29	0.30
Net realized and unrealized gain (loss)	(0.21)	2.55	0.91		0.88	2.02	2.55

Total from investment operations	0.05	2.90	1.20		1.19	2.31	2.85
Less distributions from:
Net investment income	(0.05)	(0.27)	(0.31)		(1.13)	(1.00)	(0.29)
Net realized gains	—	(0.82)	(0.14)		(0.35)	(0.72)	(0.38)

Total distributions	(0.05)	(1.09)	(0.45)		(1.48)	(1.72)	(0.67)

Redemption fees	—	—	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$16.01	$16.01	$14.20		$13.45	$13.74	$13.15

Total Return (c)	0.33%	20.47%	9.01	%^	9.06%	17.61%	26.24%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$490,912	$633,243	$462,613		$393,786	$145,901	$41,095
Ratios to average net assets (d):
Net expenses	1.20%	1.21%	1.22	%^	1.23%	1.29%	1.32%
Gross expenses	1.20%	1.21%	1.22%		1.23%	1.29%	1.32%
Net investment income (loss)	3.32%	2.16%	2.09	%^	2.19%	2.04%	2.42%
Portfolio turnover rate	34%	33%	35%		34%	41%	35%

†	Unaudited.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  41

LAZARD REAL ASSETS AND PRICING OPPORTUNITIES PORTFOLIO^

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/18†	Year Ended 12/31/17	For the Period 12/30/16* to 12/31/16

Institutional Shares
Net asset value, beginning of period	$10.71	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.19	—
Net realized and unrealized gain (loss)	(0.18)	0.78	— (b)

Total from investment operations	(0.09)	0.97	— (b)
Less distributions from:
Net investment income	(0.05)	(0.13)	—
Net realized gains	—	(0.13)	—

Total distributions	(0.05)	(0.26)	—

Net asset value, end of period	$10.57	$10.71	$10.00

Total Return (c)	–0.84%	9.80%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,987	$17,812	$13,090
Ratios to average net assets (d):
Net expenses	0.90%	0.90%	0.00%
Gross expenses	1.96%	3.13%	3.49%
Net investment income (loss)	1.68%	1.79%	0.00%
Portfolio turnover rate	43%	76%	0%

Selected data for a share of capital stock outstanding throughout the period	Six Months Ended 6/30/18†	For the Period 1/9/17* to 12/31/17

Open Shares
Net asset value, beginning of period	$10.70	$10.03
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.18
Net realized and unrealized gain (loss)	(0.17)	0.74

Total from investment operations	(0.10)	0.92
Less distributions from:
Net investment income	(0.04)	(0.12)
Net realized gains	—	(0.13)

Total distributions	(0.04)	(0.25)

Net asset value, end of period	$10.56	$10.70

Total Return (c)	–0.96%	9.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$118	$135
Ratios to average net assets (d):
Net expenses	1.15%	1.15%
Gross expenses	12.07%	20.65%
Net investment income (loss)	1.38%	1.69%
Portfolio turnover rate	43%	76%

^	Consolidated Financial Highlights.
†	Unaudited.
*	The inception date for the Institutional Shares was December 30, 2016 and for the Open Shares was January 9, 2017.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2018 (unaudited)

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-four no-load portfolios (each referred to as a “Portfolio”).This report includes only the financial statements of US Realty Income, US Realty Equity, Global Realty Equity, Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios, other than US Realty Equity and Global Realty Equity Portfolios, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

Lazard Real Assets and Pricing Opportunities Portfolio commenced investment operations and issued Institutional Shares on December 30, 2016. Lazard Real Assets and Pricing Opportunities Portfolio, Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands, was incorporated on October 7, 2016 and commenced operations on December 30, 2016. The Subsidiary acts as an investment vehicle for the Portfolio in order to effect certain investments on behalf of the Portfolio, consistent with its investment objectives and policies as described in its prospectus. The Portfolio expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The financial statements of the Portfolio have been consolidated and include the accounts of both the Portfolio and the Subsidiary. All inter-company balances and transactions have been eliminated in consolidation. As of June 30, 2018, net assets of the Portfolio were $18,105,032, of which $2,994,510, or 16.54%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Exchange-traded futures contracts are valued at the settlement price on the exchange on which the contract is principally traded. Swap agreements, such as credit default, interest rate and total return swap agreements, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close

Semi-Annual Report  43

of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, some Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in those countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in a Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of

44  Semi-Annual Report

securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2018, the Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios traded in forward currency contracts.

(d) Futures Contracts—For hedging and investment purposes, certain Portfolios may enter into futures contracts in US domestic markets, or exchanges located outside the United States.

Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

During the period ended June 30, 2018, the Real Assets and Pricing Opportunities Portfolio traded in futures contracts.

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(e) Commodity-Linked Swap Agreements—Commodity-linked swap agreements involve commitments to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index or basket of reference commodities or commodity indexes underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the period ended June 30, 2018, the Real Assets and Pricing Opportunities Portfolio traded in commodity-linked swap agreements.

(f) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2017, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

US Realty Income	$(2,620,638)	$(12,971,246)

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2017, the following Portfolio elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral

Global Listed Infrastructure	$—	$(93,922,538)

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Realty Income	$22,575,607	$1,262,294	$578,577	$683,717
US Realty Equity	45,511,895	7,174,514	371,932	6,802,582
Global Realty Equity	4,920,603	306,638	164,208	142,430
Global Listed Infrastructure	5,251,386,200	314,477,048	231,387,981	83,089,067
Real Assets and Pricing Opportunities	17,413,848	1,021,770	477,336	544,434

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(g) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually, except that the US Realty Income, Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios’ dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the

46  Semi-Annual Report

Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

REIT distributions received by a Portfolio are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. However, as the actual character of such distributions received are not known until after the calendar year end, distributions made by a Portfolio during the year are subject to re-characterization that may result in some portion of the distributions being reclassified as a return of capital distribution to Portfolio shareholders.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Real Assets and Pricing Opportunities Portfolio’s ordinary income and/or capital gains for that year, or any future tax year.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(h) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are simi-

larly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(k) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment

Semi-Annual Report  47

research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Realty Income	0.75%
US Realty Equity	0.75
Global Realty Equity (a)	0.80
Global Listed Infrastructure	0.90
Real Assets and Pricing Opportunities	0.70

(a)	From January 1, 2018 to June 26, 2018, percentage was 0.85%.

The Investment Manager provides investment management and other services to the Subsidiary. The Investment Manager does not receive separate compensation from the Subsidiary for providing such services. However, the Real Assets and Pricing Opportunities Portfolio pays the Investment Manager based on its net assets, which include the assets of the Subsidiary.

The Investment Manager has voluntarily agreed, until May 1 of the year shown below (except as noted), to waive its fees and, if necessary, reimburse the Portfolios if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name on table below, the Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expense.

Portfolio	Institutional Shares	Open Shares	Year

US Realty Income	1.00%	1.30%	2019
US Realty Equity	1.00	1.30	2028	(a)
Global Realty Equity	0.95	1.25	2019	(b)
Global Listed Infrastructure	1.20	1.50	2028	(c)
Real Assets and Pricing Opportunities	0.90	1.15	2019

(a)	Agreement is through May 1, 2028.
(b)	From January 1, 2018 to June 26, 2018, percentages were 1.00% and 1.30%, respectively.
(c)	Agreement is through May 1, 2028. From January 1, 2018 to June 26, 2018, percentages were 1.30% and 1.60%, respectively.

During the period ended June 30, 2018, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Realty Income	$24,160	$—	$23,564	$—
US Realty Equity	7,007	—	—	—
Global Realty Equity	15,599	40,926	5,484	18,142
Real Assets and Pricing Opportunities	62,137	31,949	436	6,369

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, certain Portfolios experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

48  Semi-Annual Report

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

DST is the Fund’s transfer and dividend disbursing agent. For its services, DST receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. DST has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Effective January 1, 2018, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $22,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the funds in the Lazard Fund Complex at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2018 were as follows:

Portfolio	Purchases	Sales

US Realty Income	$15,058,336	$18,453,910
US Realty Equity	15,928,965	28,566,416
Global Realty Equity	2,862,318	2,671,437
Global Listed Infrastructure	1,709,702,844	1,628,154,589
Real Assets and Pricing Opportunities	6,496,627	6,663,424

	US Treasury Securities
Portfolio	Purchases	Sales

Real Assets and Pricing Opportunities	$114,569	$499,833

For the period ended June 30, 2018, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At June 30, 2018, the Investment Manager owned 62.74% of the outstanding shares of the Global Realty Equity Portfolio.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly

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in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2018, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

US Realty Income	$165,427	$500,000	2.72%	15
US Realty Equity	198,368	2,190,000	2.85	19
Global Realty Equity	80,000	80,000	2.90	4
Real Assets and Pricing Opportunities	50,000	50,000	2.56	1

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or for-

eign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. For Portfolios other than the Global Listed Infrastructure Portfolio, the Investment Manager generally does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Realty Companies, Real Estate Investments and REITs Risk—Portfolios that invest in Realty Companies, Real Estate Investments and/or REITs could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by a Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of a Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies and Real Estate Investments include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

REITs are subject to similar risks as Real Estate Investments and Realty Companies. The risks related to investments in Real Estate Investments and Realty

50  Semi-Annual Report

Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of other stocks traded on national exchanges, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. A Portfolio generally will have no control over the operations and policies of a REIT, and they generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

(e) Infrastructure Companies Risk—Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to: regulation by various government authorities, including rate regulation; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; general changes in market sentiment towards infrastructure and utilities assets; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; and technological innovations that may render existing plants, equipment or products obsolete.

(f) Subsidiary Risk—The Real Assets and Pricing Opportunities Portfolio invests in the Subsidiary, which is not registered as an investment company under the 1940 Act. A regulatory change in the US or the Cayman Islands, under which the Portfolio and the Subsidiary, respectively, are organized, that impacts the Subsidiary or how the Portfolio invests in the Subsidiary, such as a change in tax law, could adversely affect the Portfolio. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in commodity-related derivative instruments.

(g) Tax Status Risk—Income and gains from commodities or certain commodity-linked derivative instruments do not constitute “qualifying income” to the Real Assets and Pricing Opportunities Portfolio for purposes of qualification as a “regulated investment company” for federal income tax purposes. Without such qualification, the Portfolio could be subject to tax. The tax treatment of some of the Portfolio’s investments in the Subsidiary and commodity-linked derivatives may be adversely affected by future legislation, regulations of the US Treasury Department or guidance issued by the Internal Revenue Service, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio.

(h) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securi-

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ties and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(i) Natural Resources Risk—Investments related to natural resources may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-US companies are subject also may affect US companies if they have significant operations or investments in non-US countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both US and non-US) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources category. Securities of companies within specific natural resources sub-categories can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions.

(j) Commodity-Related Investments Risk—Exposure to the commodities markets may subject the Real Assets and Pricing Opportunities Portfolio and the Subsidiary to greater volatility than other types of investments. The values of commodities and commodity-linked derivative instruments are affected by events that may have less impact on the values of equity and fixed-income securities. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a futures contract on a physical

52  Semi-Annual Report

commodity, typically is based upon the price movements of the underlying reference asset, index or rate, the value of these instruments will rise or fall in response to changes in the underlying reference asset, index or rate. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships; weather; agricultural or livestock markets; agricultural or livestock disease or pestilence; trade relationships; fiscal, monetary and exchange control programs; and embargoes, tariffs, terrorism and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as “daily price fluctuation limits” and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a “limit price.” Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

(k) Inflation-Indexed Security Risk—Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The US Treasury has guaranteed that, in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, a

Portfolio may be required to make annual distributions to shareholders that exceed the cash the Portfolio received, which may cause the Portfolio to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

(l) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on exchange-traded funds and exchange-traded notes), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments

Semi-Annual Report  53

used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of June 30, 2018:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

US Realty Income Portfolio
Preferred Stocks*	$7,984,395	$—	$—	$7,984,395
Real Estate Investment Trusts*	14,337,811	—	—	14,337,811
Short-Term Investments	937,118	—	—	937,118
Total	$23,259,324	$—	$—	$23,259,324

US Realty Equity Portfolio
Common Stocks*	$1,741,444	$—	$—	$1,741,444
Real Estate Investment Trusts*	49,211,917	—	—	49,211,917
Short-Term Investments	1,361,116	—	—	1,361,116
Total	$52,314,477	$—	$—	$52,314,477

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

Global Realty Equity Portfolio
Common Stocks*
Canada	$102,115	$—	$—	$102,115
China	81,600	177,643	—	259,243
France	101,727	—	—	101,727
Germany	—	150,994	—	150,994
Hong Kong	—	259,621	—	259,621
India	—	88,455	—	88,455
Japan	—	269,780	—	269,780
Mexico	73,782	—	—	73,782
Philippines	—	84,192	—	84,192
Singapore	—	86,793	—	86,793
United Arab Emirates	—	70,824	—	70,824
United Kingdom	—	48,636	—	48,636
United States	60,262	—	—	60,262
Real Estate Investment Trusts*
Australia	—	125,022	—	125,022
France	—	60,864	—	60,864
Germany	—	49,102	—	49,102
Hong Kong	—	109,271	—	109,271
Italy	—	78,825	—	78,825
Japan	—	223,768	—	223,768
Singapore	—	121,399	—	121,399
Spain	—	50,854	—	50,854
United Kingdom	—	216,679	—	216,679
United States	2,255,947	—	—	2,255,947
Short-Term Investments	114,878	—	—	114,878
Total	$2,790,311	$2,272,722	$—	$5,063,033

Global Listed Infrastructure Portfolio
Assets:
Common Stocks*
Australia	$—	$460,867,243	$—	$460,867,243
Canada	13,489,111	—	—	13,489,111
France	—	408,432,162	—	408,432,162
Germany	—	178,063,720	—	178,063,720
Italy	—	1,315,958,426	—	1,315,958,426
Luxembourg	—	253,825,417	—	253,825,417
Portugal	—	57,971,264	—	57,971,264
Spain	—	243,393,406	—	243,393,406
United Kingdom	—	881,159,938	—	881,159,938
United States	1,066,411,101	—	—	1,066,411,101
Short-Term Investments	470,748,351	—	—	470,748,351
Other Financial Instruments†
Forward Currency Contracts	—	3,376,335	—	3,376,335
Total	$1,550,648,563	$3,803,047,911	$—	$5,353,696,474
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(19,221,207)	$—	$(19,221,207)

Semi-Annual Report  55

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

Real Assets and Pricing Opportunities Portfolio
Assets:
Common Stocks*
Australia	$—	$703,500	$—	$703,500
Canada	942,452	—	—	942,452
China	—	136,354	—	136,354
Denmark	—	53,919	—	53,919
Faeroe Islands	—	14,766	—	14,766
Finland	—	41,272	—	41,272
France	58,130	401,024	—	459,154
Germany	—	244,506	—	244,506
Hong Kong	—	390,809	—	390,809
Ireland	24,561	30,535	—	55,096
Italy	—	700,931	—	700,931
Japan	—	341,483	—	341,483
Luxembourg	33,952	136,476	—	170,428
Mexico	80,553	—	—	80,553
Netherlands	—	70,643	—	70,643
New Zealand	—	54,774	—	54,774
Norway	—	23,740	—	23,740
Philippines	—	54,845	—	54,845
Singapore	—	292,169	—	292,169
Spain	—	183,490	—	183,490
Sweden	—	24,744	—	24,744
Switzerland	—	118,548	—	118,548
United Arab Emirates	—	52,282	—	52,282
United Kingdom	—	979,046	—	979,046
United States	4,144,769	14,015	—	4,158,784
Exchange-Traded Funds	128,379	—	—	128,379
Foreign Government Obligations*	—	1,569,406	—	1,569,406
US Treasury Securities	—	2,612,459	—	2,612,459
Short-Term Investments	3,202,332	—	—	3,202,332
Other Financial Instruments†
Forward Currency Contracts	—	24,257	—	24,257
Futures Contracts	1,131	—	—	1,131
Total Return Swap Agreements	—	98,746	—	98,746
Total	$8,616,259	$9,368,739	$—	$17,984,998
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(17,121)	$—	$(17,121)
Futures Contracts	(9,595)	—	—	(9,595)
Total	$(9,595)	$(17,121)	$—	$(26,716)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

56  Semi-Annual Report

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Global Realty Equity, Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the period ended June 30, 2018, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount

Global Realty Equity	$61,232
Real Assets and Pricing Opportunities	62,603

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2018.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, futures contracts or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

Global Listed Infrastructure Portfolio

During the period ended June 30, 2018, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$4,126,800,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2018:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$3,376,335
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$19,221,207

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$98,911,585

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$38,840,490

Semi-Annual Report  57

Real Assets and Pricing Opportunities Portfolio

During the period ended June 30, 2018, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$6,700,000
Futures contracts	$100,000
Swap agreements	$2,200,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2018:

Fair Value

Asset Derivatives
Commodity Risk:
Gross unrealized appreciation on futures contracts	$1,131
Equity Risk:
Gross unrealized appreciation on swap agreements	$98,746
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$24,257
Liability Derivatives
Commodity Risk:
Gross unrealized depreciation on futures contracts	$9,595
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$17,121

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018 was:

Amount

Realized Gain (Loss) on Derivatives
Commodity Risk:
Net realized gain (loss) on futures contracts	$356
Equity Risk:
Net realized gain (loss) on swap agreements	$(51,455)
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$74,915
Amount

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Commodity Risk:
Net change in unrealized appreciation (depreciation) on futures contracts	$(16,523)
Equity Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$57,428
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$94,899

None of the other Portfolios presented traded in derivative instruments during the period ended June 30, 2018.

As of June 30, 2018, the Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios held derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

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The required information for the affected Portfolios are presented in the below table, as of June 30, 2018:

Global Listed Infrastructure Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$3,376,335	$—	$3,376,335

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

BNP Paribas SA	$506,500	$(506,500)	$—	$—
Canadian Imperial Bank of Commerce	422,192	(422,192)	—	—
Citibank NA	544,126	(544,126)	—	—
HSBC Bank USA NA	725,064	(725,064)	—	—
Royal Bank of Canada	682,180	(682,180)	—	—
State Street Bank and Trust Co.	496,273	(496,273)	—	—
Total	$3,376,335	$(3,376,335)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$19,221,207	$—	$19,221,207

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

BNP Paribas SA	$2,244,285	$(506,500)	$—	$1,737,785
Canadian Imperial Bank of Commerce	2,651,205	(422,192)	—	2,229,013
Citibank NA	2,996,684	(544,126)	—	2,452,558
HSBC Bank USA NA	2,479,867	(725,064)	—	1,754,803
Royal Bank of Canada	1,963,044	(682,180)	—	1,280,864
Standard Chartered Bank	426,483	—	—	426,483
State Street Bank and Trust Co.	3,273,522	(496,273)	—	2,777,249
The Bank of New York Mellon Corp.	3,186,117	—	—	3,186,117
Total	$19,221,207	$(3,376,335)	$—	$15,844,872

Semi-Annual Report  59

Real Assets and Pricing Opportunities Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$24,257	$—	$24,257
Swap Agreements	98,746	—	98,746
Total	$123,003	$—	$123,003

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$5,967	$(5,967)	$—	$—
Goldman Sachs International	98,746	—	—	98,746
HSBC Bank USA NA	16,279	(5,975)	—	10,304
State Street Bank and Trust Co.	2,011	(1,548)	—	463
Total	$123,003	$(13,490)	$—	$109,513

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$17,121	$—	$17,121

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$9,598	$(5,967)	$—	$3,631
HSBC Bank USA NA	5,975	(5,975)	—	—
State Street Bank and Trust Co.	1,548	(1,548)	—	—
Total	$17,121	$(13,490)	$—	$3,631

11. Subsequent Events

Subsequent to June 30, 2018, the reorganization of US Realty Income Portfolio into US Realty Equity Portfolio was approved by shareholders. The reorganization became effective on August 17, 2018.

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that, aside from item previously disclosed, there were no subsequent events that required adjustment or disclosure.

60  Semi-Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (64)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)
University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Cornell Law School, Adjunct Professor (2013 – 2016)

Kenneth S. Davidson (73)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Nancy A. Eckl (55)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (67 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (47)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (74)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – present)

Robert M. Solmson (70)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Semi-Annual Report  61

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Ashish Bhutani (58)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (45)	Director (October 2017) Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2018, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

62  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (48)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager
Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Christopher Snively (33)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (59)	Treasurer (May 2003)	Vice President of the Investment Manager

Tamar Goldstein (43)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (36)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015) Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (43)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

Semi-Annual Report  63

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the U.S. Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 26-27, 2018 the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive sessions separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds Complex of 41 active funds comprises approximately $36 billion of the approximately $252 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2018).

The Board considered the various services provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing and shareholder servicing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels. The Board accepted management’s assertion that the Fund benefits from the services and infrastructure provided by the Investment Manager and that such services and infrastructure are greater than those typically provided to a $36 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, comparing the advisory fee and expense ratio (each through December 31, 2017) of each Portfolio and performance (through March 31, 2018) of each Portfolio to those of a group of comparison funds selected by Strategic Insight (each, a “Group”) and the Portfolio’s broader Morningstar category (each, a “Category”). Strategic Insight’s analyses were for the Institutional Shares and Open Shares of each Portfolio, so that references to the performance or expense ratio of

64  Semi-Annual Report

a Portfolio or regarding comparisons involving, or rankings of, a Portfolio herein refer to those of a Portfolio’s share class unless otherwise stated or the context otherwise requires. The Strategic Insight comparisons ranked each Portfolio in a quintile of the Portfolio’s Group and Category (with the first quintile being the most favorable quintile and the fifth quintile being the least favorable). Representatives of the Investment Manager discussed with the Board the methodology used by Strategic Insight in constructing the Groups, noting the limitations of the process.

Advisory Fee and Expense Ratio. The Board discussed the management fee paid to the Investment Manager (referred to in the Strategic Insight materials as the “advisory fee”) and expense ratio (as limited by the Investment Manager (“net”)) for each Portfolio and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratio for each Portfolio to their respective Group and Category medians. The Board considered that the Investment Manager continues to voluntarily enter into expense limitation agreements for all of the Portfolios (pursuant to which, as shown in the Strategic Insight materials, the Investment Manager was its waiving advisory fee and/or reimbursing expenses for all Portfolios except the Global Listed Infrastructure Portfolio) and that the Investment Manager proposed to lower the expense limitations for all share classes of the Global Listed Infrastructure Portfolio, as further described below.

Except for the Global Listed Infrastructure Portfolio (both share classes) and the Open Shares of the Global Realty Equity Portfolio, the gross advisory fee of each Portfolio (both share classes) ranked in one of the top three quintiles of the relevant Group (although the Global Realty Equity Portfolio’s Open Shares, ranked in the fourth quintile of the Group, was only five basis points above the Group median). The expense ratios of all of the Portfolios (both share classes) ranked in one of the top three quintiles of the relevant Group.

For the Global Listed Infrastructure Portfolio, the Investment Manager representatives discussed the composition of the Portfolio’s Group for each share class and presented for the Board’s consideration a supplemental fee and expense ratio comparison with a group of funds (each, a “Supplemental Group”) the Investment Manager believes are more appropriate than those comprising the relevant Group. The Portfolio’s advisory fee was at the median of those of the funds in the Supplemental Group for each class. In addition, the Investment Manager proposed to lower the current expense limitation for all share classes of the Portfolio by 0.10%.

For the Open Shares of the Global Realty Equity Portfolio, representatives of the Investment Manager noted that, although the gross advisory fee (ranking in the fourth quintile) was only 0.05% above the median of the Group for the Open Shares, the Investment Manager proposed to reduce the Portfolio’s advisory fee in the Management Agreement by 0.05%, with no diminution in services thereunder. In addition, the Investment Manager proposed to lower the current expense limitation for all share classes of the Global Realty Equity Portfolio by 0.05%.

The Board also considered fees paid to the Investment Manager by any funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as any of the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with any such funds, “Similar Accounts”).The Board discussed the fees paid to the Investment Manager by the Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the significant differences in services provided by the Investment Manager to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Board considered the relevance of the fee information provided for Similar Accounts, in light of the Investment Manager’s discussion of the significant differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

Performance. When evaluating the performance of each Portfolio, the Board considered Strategic

Semi-Annual Report  65

Insight’s performance analysis along with other information provided by, and discussions with, the Investment Manager’s representatives. Strategic Insight’s analyses compared each Portfolio’s performance to that of the funds in the relevant Group and Category over one-, three- and five-year periods ended March 31, 2018 (as applicable). The Board considered that each of the Global Listed Infrastructure and US Realty Equity Portfolios (both share classes) ranked in one of the top three quintiles of its respective Group for each of the three- and five-year periods, and that the performance of each of the Global Realty Equity and US Realty Income Portfolios (both share classes) was in the fourth or fifth quintile of its Group for the three- and/or five-year periods. For the Real Assets and Pricing Opportunities Portfolio, which had not been in operation for three full years, the one-year performance of the Institutional Shares was in the third quintile and performance of the Open Shares was in the fourth quintile.

For the Global Realty Equity Portfolio, the Board noted that the performance of the Portfolio’s Institutional Shares and Open Shares was in the fourth and fifth quintiles, respectively, of the applicable Group for the five-year period, but that performance had improved in the one- and three-year periods, with the Institutional Shares ranking in the second quintile for both periods and the Open Shares ranking in the third quintile for both periods. In addition, the Portfolio’s performance (both share classes) for the one-, three- and five-year periods ranked in the third quintile or above in the Category.

For the Real Assets and Pricing Opportunities Portfolio, the Board noted the short period of the Portfolio’s operations and that the Board typically focused on longer periods of performance.

For the US Realty Income Portfolio, the Board noted that it had approved a plan of reorganization (the “Plan”), subject to shareholder approval (which the Investment Manager believed would be received at a shareholder meeting in July), that provides for the transfer of the Portfolio’s assets to the US Realty Equity Portfolio in a tax-free exchange for shares of the Portfolio and the assumption by the US Realty

Equity Portfolio of the Portfolio’s stated liabilities, the distribution of such shares of the US Realty Equity Portfolio to Portfolio shareholders and the subsequent termination of the Portfolio.

Representatives of the Investment Manager discussed for each Portfolio the Investment Manager’s expectations for and explanations of performance and, when appropriate, actions to be taken in respect of certain Portfolios’ performance.

Investment Manager Profitability and Economies of Scale

The Board reviewed information prepared by the Investment Manager for each Portfolio concerning the estimated profitability percentage of the Management Agreement to the Investment Manager and its affiliates, calculated using the actual revenues earned for the calendar year ended December 31, 2017 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any other significant indirect benefits from the Investment Manager acting as investment manager to the Portfolios. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the estimated profitability percentages are not

66  Semi-Annual Report

unreasonable in light of the services provided and other factors. The Board (1) considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager (including the nature, extent and quality of such services), and (2) evaluated the profitability in light of the relevant circumstances for each Portfolio (including the size of each Portfolio and the trend in asset growth or decline). Representatives of the Investment Manager and the Board discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of profits back into its business, waiving or reducing Portfolio management fees and/or reimbursing expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting management fees at inception that account for future scale. It was noted that, for Portfolios with declining or stable assets, or a low level of assets, the potential that the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $252 billion global asset management business.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services provided (including the lowering of the fee for the Global Realty Equity Portfolio).
•	For all Portfolios except the US Realty Income Portfolio, because the Board reviewed regularly the overall performance of each Portfolio (comparing it to various measures and considering the Portfolio’s objective and investment program and the Investment Manager’s expectations for and explanations of performance), after inquiry and discussion the Board was satisfied that the Investment Manager satisfactorily explained each Portfolio’s performance or actions to address performance.

•	For the US Realty Income Portfolio, the Board noted that the Portfolio was anticipated to be terminated in connection with the Plan.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices, as well as the Investment Manager’s expectations for and explanations of performance; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge of the Fund, gained through meetings and other interactions with the Investment Manager, and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement (as proposed to be revised, as applicable) for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Semi-Annual Report  67

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
https://www.lazardassetmanagement.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169
Telephone: 617-483-7000

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
http://www.proskauer.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com LZDPS028

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)        The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	September 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	September 5, 2018

By	/s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date	September 5, 2018